                          Supplement Dated May 1, 2009

                                       To
                          Prospectus Dated May 1, 1995

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                                     VESTMET

                     Group and Individual Annuity Contracts
                  Issued by Metropolitan Life Insurance Company

This Supplement updates information contained in the Metropolitan Life Separate Account E ("Separate Account") prospectus dated May 1, 1995 (the "Prospectus"). Please write or call Metropolitan Life Insurance Company, 1600 Division Road, West Warwick, Rhode Island 02893 Attention: Annuities, telephone number (800) 638-7732, if you need another copy of the Prospectus.

The Prospectus describes individual and group VestMet Contracts ("Contracts") issued by Metropolitan Life Insurance Company ("MetLife"). The Contracts are no longer available. Contract owners may continue to make additional purchase payments.




THE CONTRACTS DESCRIBED IN THIS PROSPECTUS



WHAT ARE THE CONTRACTS?



Insert at page VM-10.



Because the Contract proceeds must be distributed within the time periods required by the federal Internal Revenue Code, the right of a spouse to continue the Contract and all Contract provisions relating to spousal continuation, if any, are available only to a person defined as a "spouse" under the federal Defense of Marriage Act, or any other applicable federal law. Therefore, under current federal law, a purchaser who has or is contemplating a civil union or same sex marriage should note that the rights of a spouse under the spousal continuation provisions of this Contract will not be available to such partner or same sex marriage spouse.



YOUR INVESTMENT CHOICES



Insert at page VM-11 at end of Your Investment Choices section.



Prior to May 1, 2009, Met Advisory, LLC was the investment manager of Met Investors Fund. On May 1, 2009, Met Investors Advisory, LLC merged with and into MetLife Advisers, LLC, and MetLife Advisers, LLC has now become the investment manager of the Met Investors Series Trust.





SECTION 403(B) PLANS



The Internal Revenue Service announced new regulations affecting Section 403(b) plans and arrangements. As part of these regulations, that are generally effective January 1, 2009, employers will need to meet certain requirements in order for their employees' annuity contracts that fund these programs to retain a tax deferred status under Section 403(b). Prior to the new rules, transfers of one annuity contract to another would not result in a loss of tax deferred status under 403(b) under certain conditions (so-called "90-24 transfers"). The new regulations have the following effect regarding transfers: (1) a newly issued contract funded by a transfer which is completed AFTER September 24, 2007, is subject to the employer requirements referred to above; (2) additional purchase payments made AFTER September 24, 2007, to a contract that was funded by a 90-24 transfer ON OR BEFORE September 24, 2007, MAY subject the contract to this new employer requirement.


In consideration of these regulations, we have determined to only make available the Contract/Certificate for purchase (including transfers) where your employer currently permits salary reduction contributions to be made to the Contract/Certificate.

If your Contract/Certificate was issued previously as a result of a 90-24 transfer competed on or before September 24, 2007, and you have never made salary reduction contributions into your Contract/Certificate, we urge you to consult with your tax advisor prior to making additional purchase payments.




DEATH BENEFIT


Insert at page VM-15 at end of this section.


The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method.

Where there are multiple beneficiaries, the death benefit will only be determined as of the time the first beneficiary submits the necessary documentation in good order. If the death benefit payable is an amount that exceeds the Account Balance on the day it is determined, we will apply to the Contract an amount equal to the difference between the death benefit payable and the Account Balance, in accordance with the current allocation of the Account Balance. This death benefit amount remains in the investment divisions until each of the other beneficiaries submits the necessary documentation in good order to claim his/her death benefit. Any death benefit amounts held in the Investment division on behalf of the remaining beneficiaries are subject to investment risk. There is no additional death benefit guarantee.



TOTAL CONTROL ACCOUNT





The beneficiary may elect to have the Contract's death proceeds paid through an account called the Total Control Account at the time for payment. The Total Control Account is an interest-bearing account through which the beneficiary has complete access to the proceeds, with unlimited check writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate. You may also elect to have any Contract surrender proceeds paid into a Total Control Account established for you.



Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.



INCOME OPTIONS



Insert at page VM-16 in Income Options section.



Where required by state law or under a qualified retirement plan, we will not take into account the sex of the annuitants in calculating income payments. If you were issued a Contract before state law mandated unisex annuity rates and that Contract had annuity rates that took the annuitant's sex into account, the annuity rates we use for that Contract will not be less than the guaranteed rates in the Contract when it was issued.



TAXES



Add the following:



Recent income tax regulations also provide certain new restrictions on withdrawals of amounts from tax sheltered annuities that are not attributable to salary reduction contributions. Under these regulations, a Section 403(b) contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant's severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age, or disability. This new withdrawal restriction is applicable for tax sheltered annuity contracts issued on or after January 1, 2009.





Under recently enacted legislation, you (and after your death, your designated beneficiaries) generally do not have to take the required minimum distribution ("RMD") for 2009. The waiver does not apply to any 2008 payments even if received in 2009, so for those payments, you are still required to receive your first RMD payment by April 1, 2009. In contrast, if your first RMD would have been due by April 1, 2010, you are not required to take such distribution; however, your 2010 RMD is due by December 31, 2010. For after-death RMDs, the five year rule is applied without regard to calendar year 2009. For instance, if you died in 2007, the five year period ends in 2013 instead of 2012. This RMD waiver does not apply if you are receiving annuitized payments under your contract. The RMD rules are complex, so consult with your tax adviser before waiving your 2009 RMD payment.



In general the amount of required minimum distribution must be calculated separately with respect to each IRA or SEP IRA but then the aggregate amount of the required distribution may be generally taken under the tax law for the IRAs/SEP IRAs from any one or more of the taxpayer's IRAs/SEP IRAs.




           THIS SUPPLEMENT IS NOT VALID UNLESS PRECEDED BY THE CURRENT
            PROSPECTUS FOR THE METROPOLITAN SERIES FUND, INC., WHICH
                 CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND.

                   THIS SUPPLEMENT SHOULD BE READ AND RETAINED
                              FOR FUTURE REFERENCE

200 PARK AVENUE                                        TELEPHONE: (800) 638-7732
NEW YORK, NEW YORK

                          Supplement Dated May 1, 2009
                                     to the

                        Prospectuses Dated April 28, 2008
                                       and
                                 April 30, 2007


                      Metropolitan Life Separate Account E
    Preference Plus(R) Account Variable Deferred and Income Annuity Contracts

                                    Issued by
                       Metropolitan Life Insurance Company
                                 200 Park Avenue
                            New York, New York 10166


This supplement updates certain information in the prospectuses dated April 28, 2008 and April 30, 2007, describing Preference Plus@ Account variable annuity Contracts funded by Metropolitan Life Separate Account E. The Income Annuities are no longer available. You should read and retain this supplement for future reference. For more information, request a copy of the prospectus and the Statement of Additional Information ("SAI"), dated May 1, 2009. The SAI is considered part of this supplement as though it were included in the supplement. To request a free copy of the prospectus, SAI or to ask questions, write or call Metropolitan Life Insurance Company, 1600 Division Road, West Warwick, RI 02893 or telephone 1-800-638-7732.


An investment in any variable annuity involves investment risk. You could lose money you invest. Money invested is Not: a bank deposit or obligation; federally insured or guaranteed; or endorsed by any bank or other financial institution.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) which you may visit to view the complete prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if the prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Supplement is not valid unless preceded by the current Metropolitan Series Fund(R), Inc., the Met Investors Series Trust, and the American Funds Insurance Series prospectuses which contain additional information about each Fund. You should read these prospectuses and keep them for future reference.

                                                                 MAY 1, 2009


You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the Contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed Interest Account/Fixed Income Option (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), Portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series(R) ("American Funds(R)"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.


                                  AMERICAN FUNDS(R)

AMERICAN FUNDS BOND                         AMERICAN FUNDS GROWTH
AMERICAN FUNDS GLOBAL SMALL                 AMERICAN FUNDS GROWTH-INCOME
  CAPITALIZATION

                                 MET INVESTORS FUND

AMERICAN FUNDS BALANCED ALLOCATION          MET/FRANKLIN INCOME
AMERICAN FUNDS GROWTH ALLOCATION            MET/FRANKLIN MUTUAL SHARES
AMERICAN FUNDS MODERATE ALLOCATION          MET/FRANKLIN TEMPLETON FOUNDING STRATEGY
BLACKROCK LARGE CAP CORE                    MET/TEMPLETON GROWTH
CLARION GLOBAL REAL ESTATE                  MFS(R) RESEARCH INTERNATIONAL
HARRIS OAKMARK INTERNATIONAL                OPPENHEIMER CAPITAL APPRECIATION
JANUS FORTY PORTFOLIO                       PIMCO INFLATION PROTECTED BOND
LAZARD MID CAP PORTFOLIO                    PIMCO TOTAL RETURN
LEGG MASON PARTNERS AGGRESSIVE GROWTH       RCM TECHNOLOGY
LEGG MASON VALUE EQUITY PORTFOLIO           SSGA GROWTH AND INCOME ETF
LORD ABBETT BOND DEBENTURE PORTFOLIO        SSGA GROWTH ETF
MET/AIM SMALL CAP GROWTH PORTFOLIO          T. ROWE PRICE MID CAP GROWTH

                                  METROPOLITAN FUND

ARTIO INTERNATIONAL STOCK                   METLIFE CONSERVATIVE TO MODERATE
BARCLAYS CAPITAL AGGREGATE BOND INDEX         ALLOCATION
BLACKROCK AGGRESSIVE GROWTH                 METLIFE MID CAP STOCK INDEX
BLACKROCK BOND INCOME                       METLIFE MODERATE ALLOCATION
BLACKROCK DIVERSIFIED                       METLIFE MODERATE TO AGGRESSIVE
BLACKROCK LARGE CAP VALUE                   ALLOCATION
BLACKROCK LEGACY LARGE CAP GROWTH           METLIFE STOCK INDEX
BLACKROCK STRATEGIC VALUE                   MFS(R) TOTAL RETURN
DAVIS VENTURE VALUE                         MFS(R) VALUE
FI MID CAP OPPORTUNITIES                    MORGAN STANLEY EAFE(R) INDEX
FI VALUE LEADERS                            NEUBERGER BERMAN MID CAP VALUE
JENNISON GROWTH                             OPPENHEIMER GLOBAL EQUITY
LOOMIS SAYLES SMALL CAP CORE                RUSSELL 2000(R) INDEX
LOOMIS SAYLES SMALL CAP GROWTH              T. ROWE PRICE LARGE CAP GROWTH
MET/ARTISAN MID CAP VALUE                   T. ROWE PRICE SMALL CAP GROWTH
METLIFE AGGRESSIVE ALLOCATION               WESTERN ASSET MANAGEMENT STRATEGIC BOND
METLIFE CONSERVATIVE ALLOCATION               OPPORTUNITIES
                                            WESTERN ASSET MANAGEMENT
                                              U.S. GOVERNMENT






Certain Portfolios have been subject to a name change. Please see Appendix A-1 "Additional Information Regarding the Portfolios".


                                 (METLIFE LOGO)

Add the following to the Prospectuses dated April 30, 2007 and April 28, 2008:


IMPORTANT TERMS YOU SHOULD KNOW

GOOD ORDER

A request or transaction generally is considered in "good order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in good order. If you have any questions, you should contact us or your sales representative before submitting the form or request.

TABLE OF EXPENSES -- PREFERENCE PLUS DEFERRED ANNUITIES

The following tables describe the fees and expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or Income Annuity or make transfers/reallocations between the investment divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply. There are no fees for the Fixed Interest Account or Fixed Income Option.

---------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES

  Sales Load Imposed on Purchase Payments...............................      None
  Early Withdrawal Charge (as a percentage of each purchase payment funding the withdrawal during the pay-in phase)(1).................  Up to 7%
  Exchange Fee for Deferred Annuities...................................      None
  Surrender Fee for Deferred Annuities..................................      None
  Income Annuity Contract Fee(2)........................................      $350
  Transfer Fee..........................................................      None


1 AN EARLY WITHDRAWAL CHARGE OF UP TO 7% MAY APPLY IF YOU WITHDRAW PURCHASE PAYMENTS WITHIN 7 YEARS OF WHEN THEY WERE CREDITED TO YOUR DEFERRED ANNUITY. THE CHARGE ON PURCHASE PAYMENTS IS CALCULATED ACCORDING TO THE FOLLOWING SCHEDULE:

  DURING PURCHASE PAYMENT YEAR
  1......................................................................       7%
  2......................................................................       6%
  3......................................................................       5%
  4......................................................................       4%
  5......................................................................       3%
  6......................................................................       2%
  7......................................................................       1%
  Thereafter.............................................................       0%


     THERE ARE TIMES WHEN THE EARLY WITHDRAWAL CHARGE DOES NOT APPLY TO AMOUNTS THAT ARE WITHDRAWN FROM A DEFERRED ANNUITY. FOR EXAMPLE, EACH CONTRACT YEAR YOU MAY TAKE THE GREATER OF 10% OF YOUR ACCOUNT BALANCE OR YOUR PURCHASE PAYMENTS MADE OVER 7 YEARS AGO FREE OF EARLY WITHDRAWAL CHARGES.

2 THERE IS A ONE-TIME CONTRACT FEE OF $350 FOR INCOME ANNUITIES. WE DO NOT CHARGE THIS FEE IF YOU ELECT A PAY-OUT OPTION UNDER YOUR DEFERRED ANNUITY AND YOU HAVE OWNED YOUR DEFERRED ANNUITY FOR MORE THAN TWO YEARS. WE ARE CURRENTLY WAIVING THIS CHARGE.

--------------------------------------------------------------------------------

The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity, but does not include fees and expenses for the Portfolios.

Annual Contract Fee for Deferred Annuities(3)...............................................   None
Separate Account Charge (as a percentage of your average account value)(4)
  General Administrative Expenses Charge....................................................   .50%
  Mortality and Expense Risk Charge.........................................................   .75%
  Total Separate Account Annual Charge(4)...........  Current and Maximum Guaranteed Charge:  1.25%


3 A $20 ANNUAL CONTRACT FEE IS IMPOSED ON MONEY IN THE FIXED INTEREST ACCOUNT. THIS FEE MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES.

4 PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT CHARGE WILL NOT EXCEED 1.25% OF YOUR AVERAGE BALANCE IN THE INVESTMENT DIVISIONS. FOR PURPOSES OF PRESENTATION HERE, WE ESTIMATED THE ALLOCATION BETWEEN GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK CHARGE FOR THE DEFERRED ANNUITIES OR THE AMOUNT OF UNDERLYING PORTFOLIO SHARES WE HAVE DESIGNATED IN THE INVESTMENT DIVISION TO GENERATE YOUR INCOME PAYMENTS FOR THE INCOME ANNUITIES.

     WE ARE WAIVING 0.08% OF THE SEPARATE ACCOUNT CHARGE FOR THE INVESTMENT DIVISION INVESTING IN THE BLACKROCK LARGE-CAP CORE PORTFOLIO.

--------------------------------------------------------------------------------

The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold your Contract. Certain Portfolios may impose a redemption fee in the future. All of the Portfolios listed below are Class A except for the BlackRock Large Cap Value, BlackRock Legacy Large Cap Growth, Clarion Global Real Estate, FI Value Leaders, Harris Oakmark International, Janus Forty, Lazard Mid Cap, Met/AIM Small Cap Growth, MFS(R) Total Return, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, SSgA Growth ETF, SSgA Growth and Income ETF Portfolios, which are Class E Portfolios, Met/Franklin Income, Met/Franklin Mutual Shares, Met/Franklin Templeton Founding Strategy and Met/Templeton Growth, which are Class B Portfolios, American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation, which are Class C Portfolios, and the Portfolios of the American Funds(R), which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund and the American Funds(R) fees and expenses are contained in their respective prospectuses.

Total Annual Metropolitan Fund, Met Investors Fund and American        Minimum   Maximum
Funds(R)                                                               -------   -------
  Operating Expenses for the fiscal year ending December 31, 2008
     (expenses that are deducted from these Funds' assets include management fees, distribution fees (12b-1 fees) and other
     expenses).....................................................      0.29%     1.60%




AMERICAN FUNDS(R) -- CLASS 2
ANNUAL EXPENSES
for fiscal year ending December 31,
2008                                               DISTRIBUTION             ACQUIRED    TOTAL     CONTRACTUAL FEE    NET TOTAL
(as a percentage of average daily net                 AND/OR               FUND FEES    ANNUAL     WAIVER AND/OR      ANNUAL
assets)                                MANAGEMENT     SERVICE      OTHER      AND     OPERATING       EXPENSE        OPERATING
                                           FEE     (12b-1) FEES  EXPENSES  EXPENSES*   EXPENSES    REIMBURSEMENT    EXPENSES**
------------------------------------------------------------------------------------------------------------------------------
American Funds Bond Fund.............     0.39%        0.25%       0.01%       --       0.65%            --            0.65%
American Funds Global Small
  Capitalization Fund................     0.71%        0.25%       0.03%       --       0.99%            --            0.99%
American Funds Growth Fund...........     0.32%        0.25%       0.01%       --       0.58%            --            0.58%
American Funds Growth-Income Fund....     0.27%        0.25%       0.01%       --       0.53%            --            0.53%
                                                                                                 -----------------------------





MET INVESTORS SERIES TRUST
ANNUAL EXPENSES
for fiscal year ending December 31,
2008                                               DISTRIBUTION             ACQUIRED    TOTAL     CONTRACTUAL FEE    NET TOTAL
(as a percentage of average daily net                 AND/OR               FUND FEES    ANNUAL     WAIVER AND/OR      ANNUAL
assets)                                MANAGEMENT     SERVICE      OTHER      AND     OPERATING       EXPENSE        OPERATING
                                           FEE     (12b-1) FEES  EXPENSES  EXPENSES*   EXPENSES    REIMBURSEMENT    EXPENSES**
------------------------------------------------------------------------------------------------------------------------------
American Funds Balanced Allocation
  Portfolio -- Class C...............     0.10%        0.55%       0.05%     0.40%      1.10%          0.05%           1.05%(1)
American Funds Growth Allocation
  Portfolio -- Class C...............     0.10%        0.55%       0.05%     0.38%      1.08%          0.05%           1.03%(1)
American Funds Moderate Allocation
  Portfolio -- Class C...............     0.10%        0.55%       0.05%     0.42%      1.12%          0.05%           1.07%(1)
BlackRock Large Cap Core
  Portfolio -- Class A...............     0.58%           --       0.04%        --      0.62%             --           0.62%
Clarion Global Real Estate
  Portfolio -- Class E...............     0.63%        0.15%       0.05%        --      0.83%             --           0.83%
Harris Oakmark International
  Portfolio -- Class E...............     0.78%        0.15%       0.07%        --      1.00%             --           1.00%
Janus Forty Portfolio -- Class E.....     0.64%        0.15%       0.04%        --      0.83%             --           0.83%
Lazard Mid Cap Portfolio -- Class E..     0.69%        0.15%       0.05%        --      0.89%             --           0.89%(2)
Legg Mason Partners Aggressive Growth
  Portfolio -- Class A...............     0.63%           --       0.02%        --      0.65%             --           0.65%
Legg Mason Value Equity Portfolio
  -- Class A.........................     0.63%           --       0.04%        --      0.67%             --           0.67%
Lord Abbett Bond Debenture
  Portfolio -- Class A...............     0.50%           --       0.03%        --      0.53%             --           0.53%
Met/AIM Small Cap Growth
  Portfolio -- Class E...............     0.86%        0.15%       0.03%        --      1.04%             --           1.04%
Met/Franklin Income Portfolio
  -- Class B.........................     0.80%        0.25%       0.23%        --      1.28%          0.02%           1.26%(3)
Met/Franklin Mutual Shares
  Portfolio -- Class B...............     0.80%        0.25%       0.55%        --      1.60%          0.45%           1.15%(4)
Met/Franklin Templeton Founding
  Strategy Portfolio -- Class B......     0.05%        0.25%       0.08%     0.89%      1.27%          0.08%           1.19%(5)
Met/Templeton Growth Portfolio
  -- Class B.........................     0.70%        0.25%       0.59%        --      1.54%          0.47%           1.07%(6)
MFS(R) Research International
  Portfolio -- Class A...............     0.70%           --       0.07%        --      0.77%             --           0.77%
Oppenheimer Capital Appreciation
  Portfolio -- Class E...............     0.59%        0.15%       0.04%        --      0.78%             --           0.78%
PIMCO Inflation Protected Bond
  Portfolio -- Class E...............     0.49%        0.15%       0.04%        --      0.68%             --           0.68%
PIMCO Total Return Portfolio -- Class
  A..................................     0.48%           --       0.04%        --      0.52%             --           0.52%
RCM Technology Portfolio -- Class A..     0.88%           --       0.09%        --      0.97%             --           0.97%
SSgA Growth and Income ETF
  Portfolio -- Class E...............     0.33%        0.15%       0.08%     0.20%      0.76%          0.03%           0.73%(7)
SSgA Growth ETF Portfolio -- Class
  E..................................     0.33%        0.15%       0.08%     0.21%      0.77%          0.03%           0.74%(8)
T. Rowe Price Mid Cap Growth
  Portfolio -- Class A...............     0.75%           --       0.03%        --      0.78%             --           0.78%

                                                                                                 -----------------------------

------------------------------------------------------------------------------------------------------------------------------
METROPOLITAN FUND,
ANNUAL EXPENSES
for fiscal year ending December 31,
2008                                               DISTRIBUTION             ACQUIRED    TOTAL     CONTRACTUAL FEE    NET TOTAL
(as a percentage of average daily net                 AND/OR               FUND FEES    ANNUAL     WAIVER AND/OR      ANNUAL
assets)                                MANAGEMENT     SERVICE      OTHER      AND     OPERATING       EXPENSE        OPERATING
                                           FEE     (12b-1) FEES  EXPENSES  EXPENSES*   EXPENSES    REIMBURSEMENT    EXPENSES**
Artio International Stock Portfolio
  -- Class A.........................     0.82%           --       0.13%        --      0.95%          0.03%           0.92%(9)
Barclays Capital Aggregate Bond Index
  Portfolio -- Class A...............     0.25%           --       0.04%        --      0.29%          0.01%           0.28%(10)
BlackRock Aggressive Growth Portfolio
  -- Class A.........................     0.72%           --       0.05%        --      0.77%             --           0.77%
BlackRock Bond Income Portfolio
  -- Class A.........................     0.38%           --       0.05%        --      0.43%          0.01%           0.42%(11)
BlackRock Diversified
  Portfolio -- Class A...............     0.45%           --       0.04%        --      0.49%             --           0.49%
BlackRock Large Cap Value
  Portfolio -- Class E...............     0.67%        0.15%       0.05%        --      0.87%             --           0.87%
BlackRock Legacy Large Cap Growth
  Portfolio -- Class E...............     0.73%        0.15%       0.05%        --      0.93%          0.01%           0.92%(12)
BlackRock Strategic Value
  Portfolio -- Class A...............     0.84%           --       0.05%        --      0.89%             --           0.89%
Davis Venture Value Portfolio
  -- Class A.........................     0.70%           --       0.03%        --      0.73%          0.04%           0.69%(13)
FI Mid Cap Opportunities
  Portfolio -- Class A...............     0.68%           --       0.07%        --      0.75%             --           0.75%
FI Value Leaders Portfolio -- Class
  E..................................     0.65%        0.15%       0.06%        --      0.86%             --           0.86%
Jennison Growth Portfolio -- Class
  A..................................     0.63%           --       0.04%        --      0.67%             --           0.67%
Loomis Sayles Small Cap Core
  Portfolio -- Class A...............     0.90%           --       0.06%        --      0.96%          0.05%           0.91%(14)
Loomis Sayles Small Cap Growth
  Portfolio -- Class A...............     0.90%           --       0.13%        --      1.03%          0.06%           0.97%(15)
Met/Artisan Mid Cap Value
  Portfolio -- Class A...............     0.81%           --       0.04%        --      0.85%             --           0.85%
MetLife Aggressive Allocation
  Portfolio -- Class A...............     0.10%           --       0.03%     0.72%      0.85%          0.03%           0.82%(16)
MetLife Conservative Allocation
  Portfolio -- Class A...............     0.10%           --       0.02%     0.56%      0.68%          0.02%           0.66%(16)
MetLife Conservative to Moderate
  Allocation Portfolio -- Class A....     0.09%           --       0.01%     0.61%      0.71%             --           0.71%(16)
MetLife Mid Cap Stock Index
  Portfolio -- Class A...............     0.25%           --       0.08%        --      0.33%          0.01%           0.32%(10)
MetLife Moderate Allocation
  Portfolio -- Class A...............     0.07%           --          --     0.65%      0.72%             --           0.72%(16)
MetLife Moderate to Aggressive
  Allocation Portfolio -- Class A....     0.07%           --          --     0.68%      0.75%             --           0.75%(16)
MetLife Stock Index Portfolio
  -- Class A.........................     0.25%           --       0.04%        --      0.29%          0.01%           0.28%(10)
MFS(R) Total Return
  Portfolio -- Class E...............     0.53%        0.15%       0.05%        --      0.73%             --           0.73%
MFS(R) Value Portfolio -- Class A....     0.72%           --       0.08%        --      0.80%          0.07%           0.73%(17)
Morgan Stanley EAFE(R) Index
  Portfolio -- Class A...............     0.30%           --       0.12%     0.01%      0.43%          0.01%           0.42%(18)
Neuberger Berman Mid Cap Value
  Portfolio -- Class A...............     0.65%           --       0.04%        --      0.69%             --           0.69%
Oppenheimer Global Equity
  Portfolio -- Class A...............     0.52%           --       0.09%        --      0.61%             --           0.61%
Russell 2000(R) Index
  Portfolio -- Class A...............     0.25%           --       0.07%     0.01%      0.33%          0.01%           0.32%(10)
T. Rowe Price Large Cap Growth
  Portfolio -- Class A...............     0.60%           --       0.07%        --      0.67%             --           0.67%
T. Rowe Price Small Cap Growth
  Portfolio -- Class A...............     0.51%           --       0.08%        --      0.59%             --           0.59%
Western Asset Management Strategic
  Bond Opportunities
  Portfolio -- Class A...............     0.60%           --       0.05%        --      0.65%             --           0.65%
Western Asset Management U.S.
  Government Portfolio -- Class A....     0.48%           --       0.04%        --      0.52%             --           0.52%

                                                                                                 -----------------------------



* ACQUIRED FUND FEES AND EXPENSES ARE FEES AND EXPENSES INCURRED INDIRECTLY BY A PORTFOLIO AS A RESULT OF INVESTING IN SHARES OF ONE OR MORE UNDERLYING PORTFOLIOS.

** NET TOTAL ANNUAL OPERATING EXPENSES DO NOT REFLECT: (1) VOLUNTARY WAIVERS OF FEES OR EXPENSES; (2) CONTRACTUAL WAIVERS THAT ARE IN EFFECT FOR LESS THAN ONE YEAR FROM THE DATE OF THIS PROSPECTUS; OR (3) EXPENSE REDUCTIONS RESULTING FROM CUSTODIAL FEE CREDITS OR DIRECTED BROKERAGE ARRANGEMENTS.

1 THE PORTFOLIO IS A "FUND OF FUNDS" THAT INVESTS SUBSTANTIALLY ALL OF ITS ASSETS IN PORTFOLIOS OF THE AMERICAN FUNDS INSURANCE SERIES. BECAUSE THE PORTFOLIO INVESTS IN OTHER UNDERLYING PORTFOLIOS, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE MANAGEMENT FEE.

     THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES (EXCLUDING AQUIRED FUND FEES AND EXPENSES AND 12B-1 FEES) TO 0.10%.

2 OTHER EXPENSES INCLUDE 0.02% OF DEFERRED EXPENSE REIMBURSEMENT FROM A PRIOR PERIOD.

3 THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES TO 0.90%, EXCLUDING 12B-1 FEES. DUE TO A VOLUNTARY MANAGEMENT FEE WAIVER NOT REFLECTED IN THE TABLE, THE PORTFOLIO'S ACTUAL NET OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2008 WERE 0.88% FOR THE CLASS A SHARES AND 1.14% FOR THE CLASS B SHARES.

4 THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES TO 0.90%, EXCLUDING 12B-1 FEES.

5 THE PORTFOLIO IS A "FUND OF FUNDS" THAT INVESTS EQUALLY IN THREE OTHER PORTFOLIOS OF THE MET INVESTORS SERIES TRUST: THE MET/FRANKLIN INCOME PORTFOLIO, THE MET/FRANKLIN MUTUAL SHARES PORTFOLIO AND THE MET/TEMPLETON GROWTH PORTFOLIO. BECAUSE THE PORTFOLIO INVESTS IN OTHER UNDERLYING PORTFOLIOS, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE MANAGEMENT FEE.

     THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES (EXCLUDING ACQUIRED FUND FEES AND EXPENSES AND 12B-1 FEES) TO 0.05%.

6 THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES TO 0.80%, EXCLUDING 12B-1 FEES. DUE TO A VOLUNTARY MANAGEMENT FEE WAIVER NOT REFLECTED IN THE TABLE, THE PORTFOLIO'S ACTUAL NET OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2008 WERE 0.80% FOR THE CLASS A SHARES AND 1.05% FOR THE CLASS B SHARES.

7 THE PORTFOLIO PRIMARILY INVESTS ITS ASSETS IN OTHER INVESTMENT COMPANIES KNOWN AS EXCHANGE-TRADED FUNDS ("UNDERLYING ETFS"). AS AN INVESTOR IN AN UNDERLYING ETF OR OTHER INVESTMENT COMPANY, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING ETF OR OTHER INVESTMENT COMPANY, INCLUDING THE MANAGEMENT FEE.

     THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO WAIVE A PORTION OF THE MANAGEMENT FEE EQUAL TO 0.03% OF THE FIRST $500 MILLION OF AVERAGE DAILY NET ASSETS.

     THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT AN AMENDED MANAGEMENT FEE AGREEMENT AS IF THE FEES HAD BEEN IN EFFECT DURING THE PREVIOUS FISCAL YEAR.

     OTHER EXPENSES INCLUDE 0.03% OF DEFERRED EXPENSE REIMBURSEMENT FROM A PRIOR PERIOD.

8 THE PORTFOLIO PRIMARILY INVESTS ITS ASSETS IN OTHER INVESTMENT COMPANIES KNOWN AS EXCHANGE-TRADED FUNDS ("UNDERLYING ETFS"). AS AN INVESTOR IN AN UNDERLYING ETF OR OTHER INVESTMENT COMPANY, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING ETF OR OTHER INVESTMENT COMPANY, INCLUDING THE MANAGEMENT FEE.

     THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO WAIVE A PORTION OF THE MANAGEMENT FEE EQUAL TO 0.03% OF THE FIRST $500 MILLION OF AVERAGE DAILY NET ASSETS.

     THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT AN AMENDED MANAGEMENT FEE AGREEMENT AS IF THE FEES HAD BEEN IN EFFECT DURING THE PREVIOUS FISCAL YEAR.

     OTHER EXPENSES INCLUDE 0.02% OF DEFERRED EXPENSE REIMBURSEMENT FROM A PRIOR PERIOD.

9 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.81% FOR THE FIRST $500 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND 0.78% FOR THE NEXT $500 MILLION.

10 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO 0.243%.

11 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.325% FOR THE PORTFOLIO'S AVERAGE DAILY NET ASSETS IN EXCESS OF $1 BILLION BUT LESS THAN $2 BILLION.

12 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.73% FOR THE FIRST $300 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND 0.705% FOR THE NEXT $700 MILLION.

13 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.75% FOR THE FIRST $50 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS, 0.70% FOR THE NEXT $450 MILLION, 0.65% FOR THE NEXT $4 BILLION, AND 0.625% FOR AMOUNTS OVER $4.5 BILLION.

14 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.85% FOR THE FIRST $500 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND 0.80% FOR AMOUNTS OVER $500 MILLION.

15 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.85% FOR THE FIRST $100 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND 0.80% FOR AMOUNTS OVER $100 MILLION.

16 THE PORTFOLIO IS A "FUND OF FUNDS" THAT INVESTS SUBSTANTIALLY ALL OF ITS ASSETS IN OTHER PORTFOLIOS OF THE MET INVESTORS SERIES TRUST AND THE METROPOLITAN SERIES FUND, INC. BECAUSE THE PORTFOLIO INVESTS IN OTHER UNDERLYING PORTFOLIOS, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE MANAGEMENT FEE.

     METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO WAIVE FEES OR PAY ALL EXPENSES (OTHER THAN ACQUIRED FUND FEES AND EXPENSES, BROKERAGE COSTS, TAXES, INTEREST AND ANY EXTRAORDINARY EXPENSES) SO AS TO LIMIT NET OPERATING EXPENSES OF THE PORTFOLIO TO 0.10% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES, 0.35% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B SHARES AND 0.25% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS E SHARES.

17 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.65% FOR THE FIRST $1.25 BILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS, 0.60% FOR THE NEXT $250 MILLION, AND 0.50% FOR AMOUNTS OVER $1.5 BILLION.

18 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO 0.293%.

EXAMPLES

   The examples are intended to help you compare the cost of investing in the Deferred Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity (described in the second table) and the Portfolios and expenses (described in the third table).

EXAMPLE 1.
This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:
  - there was no allocation to the Fixed Interest Account (no Contract Fee was charged);
  -  reimbursement and/or waiver of expenses was not in effect;
  -  you bear the minimum or maximum fees and expenses of any of the Portfolios;
  -  the underlying Portfolio earns a 5% annual return; and
  - you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.


                                                          1        3         5        10
                                                        YEAR     YEARS     YEARS     YEARS
------------------------------------------------------------------------------------------
Maximum..............................................   $932    $1,363    $1,800    $3,160
Minimum..............................................   $810    $  986    $1,138    $1,828



EXAMPLE 2.
This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:
  - there was no allocation to the Fixed Interest Account (no Contract Fee was charged);
  -  reimbursement and/or waiver of expenses was not in effect;
  -  you bear the minimum or maximum fees and expenses of any of the Portfolios;
  -  the underlying Portfolio earns a 5% annual return; and
  - you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) after owning your Deferred Annuity for more than two years or do not surrender your Deferred Annuity. (No early withdrawal charges are deducted.)

                                                           1       3         5        10
                                                         YEAR    YEARS     YEARS     YEARS
------------------------------------------------------------------------------------------
Maximum...............................................   $288     $882    $1,500    $3,160
Minimum...............................................   $157     $486    $  838    $1,828


EXAMPLE 3.
This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:
  - there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Contract Fee was charged);
  -  reimbursement and/or waiver of expenses was not in effect;
  -  you bear the minimum or maximum fees and expenses of any of the Portfolios;
  -  the underlying Portfolio earns a 5% annual return;

  -  you bear the Income Annuity Contract Fee; and
  - you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) during the first year. (No early withdrawal charges are deducted.)

                                                          1        3         5        10
                                                        YEAR     YEARS     YEARS     YEARS
------------------------------------------------------------------------------------------
Maximum..............................................   $638    $1,232    $1,850    $3,510
Minimum..............................................   $507    $  836    $1,188    $2,178

 ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION

See Appendix B.

METLIFE


Metropolitan Life Insurance Company ("MetLife" or the "Company") is a wholly-owned subsidiary of MetLife, Inc. (NYSE: MET), a publicly traded company. MetLife's home office is located at 200 Park Avenue, New York, New York 10166-0188. MetLife was formed under the laws of New York State in 1868. MetLife, Inc. is a leading provider of individual insurance, employee benefits and financial services with operations throughout the United States and the Latin America, Europe and Asia Pacific regions. Through its subsidiaries and affiliates, MetLife, Inc. offers life insurance, annuities, automobile and homeowners insurance, retail banking and other financial services to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. For more information, please visit www.metlife.com.

METROPOLITAN LIFE SEPARATE ACCOUNT E


We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Deferred and Income Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

A DEFERRED ANNUITY
DELETE THE THIRD PARAGRAPH IN THIS SECTION ADDED TO THE PROSPECTUS IN THE SUPPLEMENT DATED APRIL 28, 2008, AND REPLACE WITH THE FOLLOWING:

Because the Contract proceeds must be distributed within the time periods required by the federal Internal Revenue Code, the right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation, are available only to a person who is defined as a "spouse" under the federal Defense of Marriage Act, or any other applicable federal law. Therefore, under current federal law, a purchaser who has or is contemplating a civil union or same sex marriage should note that the rights of a spouse under the spousal continuation provisions of this Contract will not be available to such partner or same sex marriage spouse.

YOUR INVESTMENT CHOICES

The Metropolitan Fund, Met Investors Fund and American Funds(R) and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, Met Investors Fund and American Funds(R) prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the investment divisions. The Class A shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on American Funds(R) Portfolios, which are Class 2, and the following Portfolios: BlackRock Large Cap Value, BlackRock Legacy Large Cap Growth, Clarion Global Real Estate, FI Value Leaders, Harris Oakmark International, Janus Forty, Lazard Mid Cap, Met/AIM Small Cap Growth, MFS(R) Total Return, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, SSgA Growth ETF, SSgA Growth and

Income ETF Portfolios, which are Class E, Met/Franklin Income, Met/Franklin Mutual Shares, Met/Franklin Templeton Founding Strategy and Met/Templeton Growth, which are Class B, and American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation, which are Class C.

The investment choices are listed in alphabetical order (based upon the Portfolio's legal names). (See Appendix C Portfolio Legal and Marketing Names.) The investment divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. The degree of investment risk you assume will depend on the investment divisions you choose. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance or variable income payments based on amounts allocated to the investment divisions may go down as well as up.

METROPOLITAN FUND ASSET ALLOCATION PORTFOLIOS

The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio, and the MetLife Aggressive Allocation Portfolio, also known as the "asset allocation portfolios," are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation portfolios will bear its pro rata portion of the fees and expenses incurred by the underlying Portfolios in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the asset allocation portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.

MET INVESTORS FUND ASSET ALLOCATION PORTFOLIOS

The American Funds Balanced Allocation Portfolio, the American Funds Growth Allocation Portfolio and the American Funds Moderate Allocation Portfolio, also known as "asset allocation portfolios", are "funds of funds" Portfolios that invest substantially all of their assets in portfolios of the American Funds Insurance Series(R). Therefore, each of these asset allocation portfolios will bear its pro-rata share of the fees and expenses incurred by the underlying portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios in which the asset allocation portfolio invests. Underlying portfolios consist of American Funds Portfolios that are currently available for investment directly under the Contract and other underlying American Funds portfolios which are not made available directly under the Contract.

MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

The Met/Franklin Templeton Founding Strategy Portfolio is a "funds of funds" Portfolio that invests equally in three other portfolios of the Met Investors
Fund: the Met/Franklin Income Portfolio, the Met/Franklin Mutual Shares Portfolio and the Met/Templeton Growth Portfolio. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee.

EXCHANGE-TRADED FUNDS PORTFOLIOS

The SSgA Growth ETF Portfolio and the SSgA Growth and Income ETF Portfolio are asset allocation portfolios and "fund of funds," which invest substantially all of their assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, each portfolio also will bear its pro-rata portion of the fees and expenses incurred by the Underlying ETF or other investment company in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the portfolios. The expense levels will vary over time depending on the mix of Underlying ETFs in which these portfolios invest.


                                                                  INVESTMENT MANAGER/
                                                                     SUB-INVESTMENT
         PORTFOLIO                   INVESTMENT OBJECTIVE               MANAGER
         ---------                   --------------------         -------------------
     AMERICAN FUNDS(R)
American Funds Bond Fund      Seeks to maximize current income    Capital Research
                              and preserve capital by investing   and Management
                              primarily in fixed-income           Company
                              securities.
American Funds Global Small   Seeks capital appreciation          Capital Research
  Capitalization Fund         through stocks.                     and Management
                                                                  Company
American Funds Growth Fund    Seeks capital appreciation          Capital Research
                              through stocks.                     and Management
                                                                  Company
American Funds Growth-        Seeks both capital appreciation     Capital Research
  Income Fund                 and income.                         and Management
                                                                  Company
   MET INVESTORS FUND(#)
American Funds Balanced       Seeks a balance between a high      MetLife Advisers,
  Allocation Portfolio        level of current income and         LLC
                              growth of capital with a greater
                              emphasis on growth of capital.
American Funds Growth         Seeks growth of capital.            MetLife Advisers,
  Allocation Portfolio                                            LLC
American Funds Moderate       Seeks a high total return in the    MetLife Advisers,
  Allocation Portfolio        form of income and growth of        LLC
                              capital, with a greater emphasis
                              on income.
BlackRock Large Cap Core      Seeks long-term capital growth.     MetLife Advisers,
  Portfolio                                                       LLC
                                                                  Sub-Investment
                                                                  Manager: BlackRock
                                                                  Advisors, LLC
Clarion Global Real Estate    Seeks to provide total return       MetLife Advisers,
  Portfolio                   through investment in real estate   LLC
                              securities, emphasizing both        Sub-Investment
                              capital appreciation and current    Manager: ING
                              income.                             Clarion Real Estate
                                                                  Securities, L.P.
Harris Oakmark                Seeks long-term capital             MetLife Advisers,
  International Portfolio     appreciation.                       LLC
                                                                  Sub-Investment
                                                                  Manager: Harris
                                                                  Associates L.P.
Janus Forty Portfolio         Seeks capital appreciation.         MetLife Advisers,
                                                                  LLC
                                                                  Sub-Investment
                                                                  Manager: Janus
                                                                  Capital Management
                                                                  LLC
Lazard Mid Cap Portfolio      Seeks long-term growth of           MetLife Advisers,
                              capital.                            LLC
                                                                  Sub-Investment
                                                                  Manager: Lazard
                                                                  Asset Management
                                                                  LLC
Legg Mason Partners           Seeks capital appreciation.         MetLife Advisers,
  Aggressive Growth                                               LLC
  Portfolio                                                       Sub-Investment
                                                                  Manager:
                                                                  ClearBridge
                                                                  Advisors, LLC
Legg Mason Value Equity       Seeks long-term growth of           MetLife Advisers,
  Portfolio                   capital.                            LLC
                                                                  Sub-Investment
                                                                  Manager: Legg Mason
                                                                  Capital Management.
                                                                  Inc.

                                                                  INVESTMENT MANAGER/
                                                                     SUB-INVESTMENT
         PORTFOLIO                   INVESTMENT OBJECTIVE               MANAGER
         ---------                   --------------------         -------------------
Lord Abbett Bond Debenture    Seeks high current income and the   MetLife Advisers,
  Portfolio                   opportunity for capital             LLC
                              appreciation to produce a high      Sub-Investment
                              total return.                       Manager: Lord,
                                                                  Abbett & Co. LLC
Met/AIM Small Cap Growth      Seeks long-term growth of           MetLife Advisers,
  Portfolio                   capital.                            LLC
                                                                  Sub-Investment
                                                                  Manager: Invesco
                                                                  Aim Capital
                                                                  Management, Inc.
Met/Franklin Income           Seeks to maximize income while      MetLife Advisers,
  Portfolio                   maintaining prospects for capital   LLC
                              appreciation.                       Sub-Investment
                                                                  Manager: Franklin
                                                                  Advisers, Inc.
Met/Franklin Mutual Shares    Seeks capital appreciation, which   MetLife Advisers,
  Portfolio                   may occasionally be short-term.     LLC
                              The Portfolio's secondary           Sub-Investment
                              investment objective is income.     Manager: Franklin
                                                                  Mutual Advisers,
                                                                  LLC
Met/Franklin Templeton        Seeks capital appreciation and      MetLife Advisers,
  Founding Strategy           secondarily seeks income.           LLC
  Portfolio
Met/Templeton Growth          Seeks long-term capital growth.     MetLife Advisers,
  Portfolio                                                       LLC
                                                                  Sub-Investment
                                                                  Manager: Templeton
                                                                  Global Advisors
                                                                  Limited
MFS(R) Research               Seeks capital appreciation.         MetLife Advisers,
  International Portfolio                                         LLC
                                                                  Sub-Investment
                                                                  Manager:
                                                                  Massachusetts
                                                                  Financial Services
                                                                  Company
Oppenheimer Capital           Seeks capital appreciation.         MetLife Advisers,
  Appreciation Portfolio                                          LLC
                                                                  Sub-Investment
                                                                  Manager:
                                                                  OppenheimerFunds,
                                                                  Inc.
PIMCO Inflation Protected     Seeks to provide maximum real       MetLife Advisers,
  Bond Portfolio              return, consistent with             LLC
                              preservation of capital and         Sub-Investment
                              prudent investment management.      Manager: Pacific
                                                                  Investment
                                                                  Management Company
                                                                  LLC
PIMCO Total Return            Seeks maximum total return,         MetLife Advisers,
  Portfolio                   consistent with the preservation    LLC
                              of capital and prudent investment   Sub-Investment
                              management.                         Manager: Pacific
                                                                  Investment
                                                                  Management Company
                                                                  LLC
RCM Technology Portfolio      Seeks capital appreciation; no      MetLife Advisers,
                              consideration is given to income.   LLC
                                                                  Sub-Investment
                                                                  Manager: RCM
                                                                  Capital Management
                                                                  LLC
SSgA Growth and Income ETF    Seeks growth of capital and         MetLife Advisers,
  Portfolio                   income.                             LLC
                                                                  Sub-Investment
                                                                  Manager: SSgA Funds
                                                                  Management, Inc.
SSgA Growth ETF Portfolio     Seeks growth of capital.            MetLife Advisers,
                                                                  LLC
                                                                  Sub-Investment
                                                                  Manager: SSgA Funds
                                                                  Management, Inc.
T. Rowe Price Mid Cap         Seeks long-term growth of           MetLife Advisers,
  Growth Portfolio            capital.                            LLC
                                                                  Sub-Investment
                                                                  Manager: T. Rowe
                                                                  Price Associates,
                                                                  Inc.
METROPOLITAN  FUND
Artio International Stock     Seeks long-term growth of           MetLife Advisers,
  Portfolio                   capital.                            LLC
                                                                  Sub-Investment
                                                                  Manager: Artio
                                                                  Global Management,
                                                                  LLC
Barclays Capital Aggregate    Seeks to equal the performance of   MetLife Advisers,
  Bond Index Portfolio        the Barclays Capital U.S.           LLC
                              Aggregate Bond Index.               Sub-Investment
                                                                  Manager: MetLife
                                                                  Investment Advisors
                                                                  Company, LLC

                                                                  INVESTMENT MANAGER/
                                                                     SUB-INVESTMENT
         PORTFOLIO                   INVESTMENT OBJECTIVE               MANAGER
         ---------                   --------------------         -------------------
BlackRock Aggressive Growth   Seeks maximum capital               MetLife Advisers,
  Portfolio                   appreciation.                       LLC
                                                                  Sub-Investment
                                                                  Manager: BlackRock
                                                                  Advisors, LLC
BlackRock Bond Income         Seeks a competitive total return    MetLife Advisers,
  Portfolio                   primarily from investing in         LLC
                              fixed-income securities.            Sub-Investment
                                                                  Manager: BlackRock
                                                                  Advisors, LLC
BlackRock Diversified         Seeks high total return while       MetLife Advisers,
  Portfolio                   attempting to limit investment      LLC
                              risk and preserve capital.          Sub-Investment
                                                                  Manager: BlackRock
                                                                  Advisors, LLC
BlackRock Large Cap Value     Seeks long-term growth of           MetLife Advisers,
  Portfolio                   capital.                            LLC
                                                                  Sub-Investment
                                                                  Manager: BlackRock
                                                                  Advisors, LLC
BlackRock Legacy Large Cap    Seeks long-term growth of           MetLife Advisers,
  Growth Portfolio            capital.                            LLC
                                                                  Sub-Investment
                                                                  Manager: BlackRock
                                                                  Advisors, LLC
BlackRock Strategic Value     Seeks high total return,            MetLife Advisers,
  Portfolio                   consisting principally of capital   LLC
                              appreciation.                       Sub-Investment
                                                                  Manager: BlackRock
                                                                  Advisors, LLC
Davis Venture Value           Seeks growth of capital.            MetLife Advisers,
  Portfolio                                                       LLC
                                                                  Sub-Investment
                                                                  Manager: Davis
                                                                  Selected Advisers,
                                                                  L.P.
FI Mid Cap Opportunities      Seeks long-term growth of           MetLife Advisers,
  Portfolio                   capital.                            LLC
                                                                  Sub-Investment
                                                                  Manager: Pyramis
                                                                  Global Advisors,
                                                                  LLC
FI Value Leaders Portfolio    Seeks long-term growth of           MetLife Advisers,
                              capital.                            LLC
                                                                  Sub-Investment
                                                                  Manager: Pyramis
                                                                  Global Advisors,
                                                                  LLC
Jennison Growth Portfolio     Seeks long-term growth of           MetLife Advisers,
                              capital.                            LLC
                                                                  Sub-Investment
                                                                  Manager: Jennison
                                                                  Associates LLC
Loomis Sayles Small Cap       Seeks long-term capital growth      MetLife Advisers,
  Core Portfolio              from investments in common stocks   LLC
                              or other equity securities.         Sub-Investment
                                                                  Manager: Loomis,
                                                                  Sayles & Company,
                                                                  L.P.
Loomis Sayles Small Cap       Seeks long-term capital growth.     MetLife Advisers,
  Growth Portfolio                                                LLC
                                                                  Sub-Investment
                                                                  Manager: Loomis,
                                                                  Sayles & Company,
                                                                  L.P.
Met/Artisan Mid Cap Value     Seeks long-term capital growth.     MetLife Advisers,
  Portfolio                                                       LLC
                                                                  Sub-Investment
                                                                  Manager: Artisan
                                                                  Partners Limited
                                                                  Partnership
MetLife Aggressive            Seeks growth of capital.            MetLife Advisers,
  Allocation Portfolio                                            LLC
MetLife Conservative          Seeks high level of current         MetLife Advisers,
  Allocation Portfolio        income, with growth of capital as   LLC
                              a secondary objective.
MetLife Conservative to       Seeks high total return in the      MetLife Advisers,
  Moderate Allocation         form of income and growth of        LLC
  Portfolio                   capital, with a greater emphasis
                              on income.
MetLife Mid Cap Stock Index   Seeks to equal the performance of   MetLife Advisers,
  Portfolio                   the Standard & Poor's Mid Cap       LLC
                              400(R) Composite Stock Price        Sub-Investment
                              Index.                              Manager: MetLife
                                                                  Investment Advisors
                                                                  Company, LLC
MetLife Moderate Allocation   Seeks a balance between a high      MetLife Advisers,
  Portfolio                   level of current income and         LLC
                              growth of capital, with a greater
                              emphasis on growth of capital.
MetLife Moderate to           Seeks growth of capital.            MetLife Advisers,
  Aggressive Allocation                                           LLC
  Portfolio

                                                                  INVESTMENT MANAGER/
                                                                     SUB-INVESTMENT
         PORTFOLIO                   INVESTMENT OBJECTIVE               MANAGER
         ---------                   --------------------         -------------------
MetLife Stock Index           Seeks to equal the performance of   MetLife Advisers,
  Portfolio                   the Standard & Poor's 500(R)        LLC
                              Composite Stock Price Index.        Sub-Investment
                                                                  Manager: MetLife
                                                                  Investment Advisors
                                                                  Company, LLC
MFS(R) Total Return           Seeks a favorable total return      MetLife Advisers,
  Portfolio                   through investment in a             LLC
                              diversified portfolio.              Sub-Investment
                                                                  Manager:
                                                                  Massachusetts
                                                                  Financial Services
                                                                  Company
MFS(R) Value Portfolio        Seeks capital appreciation.         MetLife Advisers,
                                                                  LLC
                                                                  Sub-Investment
                                                                  Manager:
                                                                  Massachusetts
                                                                  Financial Services
                                                                  Company
Morgan Stanley EAFE(R)        Seeks to equal the performance of   MetLife Advisers,
  Index Portfolio             the MSCI EAFE(R) Index.             LLC
                                                                  Sub-Investment
                                                                  Manager: MetLife
                                                                  Investment Advisors
                                                                  Company, LLC
Neuberger Berman Mid Cap      Seeks capital growth.               MetLife Advisers,
  Value Portfolio                                                 LLC
                                                                  Sub-Investment
                                                                  Manager: Neuberger
                                                                  Berman Management
                                                                  LCC
Oppenheimer Global Equity     Seeks capital appreciation.         MetLife Advisers,
  Portfolio                                                       LLC
                                                                  Sub-Investment
                                                                  Manager:
                                                                  OppenheimerFunds,
                                                                  Inc.
Russell 2000(R) Index         Seeks to equal the return of the    MetLife Advisers,
  Portfolio                   Russell 2000(R) Index.              LLC
                                                                  Sub-Investment
                                                                  Manager: MetLife
                                                                  Investment Advisors
                                                                  Company, LLC
T. Rowe Price Large Cap       Seeks long-term growth of capital   MetLife Advisers,
  Growth Portfolio            and, secondarily, dividend          LLC
                              income.                             Sub-Investment
                                                                  Manager: T. Rowe
                                                                  Price Associates,
                                                                  Inc.
T. Rowe Price Small Cap       Seeks long-term capital growth.     MetLife Advisers,
  Growth Portfolio                                                LLC
                                                                  Sub-Investment
                                                                  Manager: T. Rowe
                                                                  Price Associates,
                                                                  Inc.
Western Asset Management      Seeks to maximize total return      MetLife Advisers,
  Strategic Bond              consistent with preservation of     LLC
  Opportunities Portfolio     capital.                            Sub-Investment
                                                                  Manager: Western
                                                                  Asset Management
                                                                  Company
Western Asset Management      Seeks to maximize total return      MetLife Advisers,
  U.S. Government Portfolio   consistent with preservation of     LLC
                              capital and maintenance of          Sub-Investment
                              liquidity.                          Manager: Western
                                                                  Asset Management
                                                                  Company



# Prior to May 1, 2009, Met Advisory, LLC was the investment manager of Met Investors Fund. On May 1, 2009, Met Investors Advisory, LLC merged with and into MetLife Advisers, LLC, and MetLife Advisers, LLC has now become the investment manager of the Met Investors Fund.

Some of the investment choices may not be available under the terms of your Deferred Annuity or Income Annuity. The Contract or other correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:

* Your employer, association or other group contract holder limits the available investment divisions.

* We have restricted the available investment divisions.

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, the Met Investors Fund or the American Funds(R), invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The American Funds(R) Portfolios are made available by the American Funds(R) only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, the Met Investors Fund and the American Funds(R) are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the 1940 Act. A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund and Met Investors Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds(R) pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for the Metropolitan Fund, Met Investors Fund and American Funds(R).

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each Fund's prospectus.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

An investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment manager MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interest in MetLife Advisers, LLC entitles us to profit distributions if the investment manager makes a profit with respect to the investment management fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the adviser. (See the Table of Expenses for information on the investment management fees paid by the Portfolios and the SAI for the Portfolios for information on the investment management fees paid by the investment managers to the sub-investment managers.)

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio's 12b-1 Plan, if any, is described in more detail in each Portfolio's prospectus. (See the Fee Table and "Who Sells the Deferred Annuities and Income Annuities.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.

We select the Portfolios offered through this Contract based on a number of criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract Owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of contract value to such Portfolios.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series(R). (See "Who Sells the Deferred Annuities and Income Annuities.")

TRANSFERS
You may make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. For us to process a transfer, you must tell us:

* The percentage or dollar amount of the transfer;

* The investment divisions (or Fixed Interest Account) from which you want the money to be transferred;

* The investment divisions (or Fixed Interest Account) to which you want the money to be transferred; and

* Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

Your transfer request must be in good order and completed prior to the close of the Exchange on a business day if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.

WE MAY REQUIRE YOU TO:

* Use our forms;

* Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy); or

* Transfer a minimum amount if the transfer is in connection with the Allocator.

Frequent requests from contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).

We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the American Funds Global Small Capitalization, Artio International Stock, BlackRock Strategic Value, Clarion Global Real Estate, Harris Oakmark International, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, Lord Abbett Bond Debenture, Met/AIM Small Cap Growth, Met/Templeton Growth, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap Growth and Western Asset Management Strategic Bond Opportunities Portfolios -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current account balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive transfer/reallocation activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer/reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS(R) MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter market timing. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, or other transfer/reallocation activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation programs described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent trading policies established by the Portfolio.

In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from Contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner or participant/annuitant). You should read the investment Portfolio prospectuses for more details.

CHARGES
There are two types of charges you pay while you have money in an investment division:

* Insurance-related charge, and

* Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the early withdrawal charge may not fully cover all of the sales and deduction expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain contract charges.

The Separate Account charge you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charge as part of the calculation of the Accumulation Unit Value.

INSURANCE-RELATED CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity. MetLife guarantees that the Separate Account insurance-related charge will not increase while you have this Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Four classes of shares available to the Deferred Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on which investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES
Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when you exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

EARLY WITHDRAWAL CHARGES


INSERT THE FOLLOWING AS THE SECOND SENTENCE OF THE FIRST PARAGRAPH IN THIS SECTION TO THE PROSPECTUS DATED APRIL 30, 2007:


* The early withdrawal charge does not apply in certain situations or upon the occurrence of certain events or circumstances. Unless the withdrawal qualifies under one of these situations, events or circumstances, withdrawal charges will apply where there is a request to divide the Account Balance due to a divorce.

WHEN NO EARLY WITHDRAWAL CHARGE APPLIES

In some cases, we will not charge you the early withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet any conditions listed below.


DELETE THE NINTH BULLET ADDED TO THE PROSPECTUS IN THE SUPPLEMENT DATED APRIL 28, 2008, AND REPLACE WITH THE FOLLOWING:


* Subject to availability in your state, if the early withdrawal charge that would apply if not for this provision (1) would constitute less than 0.50% of your Account Balance and (2) you transfer your total Account Balance to certain eligible contracts issued by MetLife or one of its affiliated companies and we agree.

FREE LOOK

DELETE THE THIRD SENTENCE OF THE FIRST PARAGRAPH IN THE PROSPECTUS DATED APRIL 30, 2007, AND REPLACE WITH THE FOLLOWING:

We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state.

DEATH BENEFIT


DELETE THIS SECTION FROM THE PROSPECTUS DATED APRIL 30, 2007 AND THE PROSPECTUS DATED APRIL 28, 2008 AND REPLACE WITH FOLLOWING:


One of the insurance guarantees we provide you under your Deferred Annuity is that your beneficiaries will be protected during the "pay-in" phase against market downturns. You name your beneficiary(ies). If you die during the pay-in phase, the death benefit the beneficiary receives will be the greatest of:

* Your Account Balance;

* Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or

* The total of all of your purchase payments less any partial withdrawals.

The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method.

Where there are multiple beneficiaries, the death benefit will only be determined as of the time the first beneficiary submits the necessary documentation in good order. If the death benefit payable is an amount that exceeds the Account Balance on the day it is determined, we will apply to the Contract an amount equal to the difference between the death benefit payable and the Account Balance in accordance with the current allocation of the Account Balance. This death benefit amount remains in the investment divisions until each of the other beneficiaries submits the necessary documentation in good order to claim his/her death benefit. Any death benefit amounts held in the investment divisions on behalf of the remaining beneficiaries are subject to investment risk. There is no additional death benefit guarantee.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment. If the beneficiary is your spouse, he/she may be substituted as the purchaser of the Deferred Annuity and continue the Contract under the terms and conditions of the Contract that applied prior to the owner's death, with certain exceptions described in the Contract. In that case, the Account Balance will be reset to equal the death benefit on the date the spouse continues the Deferred Annuity. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division and the Fixed Interest Account as each bears to the total Account Balance). If the spouse continues the Deferred Annuity, the death benefit is calculated as previously described, except, all values used to calculate the death benefit, which may include highest Account Balance as of December 31 following the end of the fifth contract year and every other five year period, are reset on the date the spouse continues the Deferred Annuity. Your spouse may make additional purchase payments and transfers and exercise any other rights as a purchaser of the Contract. Any applicable early withdrawal charges will be assessed against future withdrawals.

Your beneficiary may also continue the Traditional IRA Deferred Annuity in your name. In that case the Account Balance is reset to equal the death benefit on the date the beneficiary submits the necessary documentation in good order. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division and the Fixed Interest Account as each bears to the total Account Balance). There is no second death benefit payable upon the death of the beneficiary. Your beneficiary may not make additional purchase payments; he or she is permitted to make transfers. Your beneficiary will not bear any early withdrawal charges.

TOTAL CONTROL ACCOUNT
The beneficiary may elect to have the Contract's death proceeds paid through an account called the Total Control Account at the time for payment. The Total Control Account is an interest-bearing account through which the beneficiary has complete access to the proceeds, with unlimited check writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate. You may also elect to have any Contract surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

PAY-OUT OPTIONS (OR INCOME OPTIONS)


DELETE THE SECOND SENTENCE IN THE THIRD PARAGRAPH OF THIS SECTION IN THE PROSPECTUSES DATED APRIL 30, 2007 AND APRIL 28, 2008 AND REPLACE WITH THE
FOLLOWING:


For lifetime options, the age and sex (where permitted) of the measuring lives (annuitants) will also be considered.

INCOME ANNUITIES


INCOME PAYMENT TYPES


ADD THE FOLLOWING TO THE PROSPECTUSES DATED APRIL 30, 2007 AND APRIL 28, 2008 AFTER THE FIRST SENTENCE IN THE FIFTH PARAGRAPH IN THIS SECTION



Where required by state law or under a qualified retirement plan, the annuitant's sex will not be taken into account in calculating income payments. Annuity rates will not be less than the guaranteed rates in the Contract at the time of purchase for the AIR and income payment type elected. Due to administrative, underwriting or Internal Revenue Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited.


ANNUITY UNITS


REPLACE THE THIRD SENTENCE IN THIS SECTION IN THE APRIL 30, 2007 AND APRIL 28, 2008 PROSPECTUSES AND REPLACE WITH THE FOLLOWING:


We then compute an initial income payment amount using the AIRs, your income payment type and age and sex (where permitted) of the measuring lives.

REALLOCATIONS

You can reallocate among the investment divisions or the investment divisions to the Fixed Income Option. Once you reallocate your income payment into the Fixed Income Option you may not later reallocate amounts from the Fixed Income Option to the investment divisions.

Currently, there is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying Portfolio shares we have designated in the investment divisions or other funds to generate your income payments.

For us to process a reallocation, you must tell us:

* The percentage of the income payment to be reallocated;

* The investment divisions from which you want the income payment to be reallocated; and

* The investment divisions or Fixed Income Option (and the percentages allocated to each) to which you want the income payment to be reallocated.

Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in good order prior to the close of the Exchange on that business day. All other reallocation requests will be processed on the next business day.

When you request a reallocation from an investment division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

* First, we update the income payment amount to be reallocated from the investment division based upon the applicable Annuity Unit Value at the time of the reallocation;

* Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

* Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;

* Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

When you request a reallocation from one investment division to another, annuity units in one investment division are liquidated and annuity units in the other investment division are credited to you. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the investment division to which you have reallocated.

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations you may make, but never to fewer than one a month. If we do so, we will give you advance written notice. We may limit a beneficiary's ability to make a reallocation.

Here are examples of the effect of a reallocation on the income payment:

* Suppose you choose to reallocate 40% of your income payment supported by investment division A to the Fixed Income Option and the recalculated income payment supported by investment division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125 / $100) or $50, and your income payment supported by investment division A will be decreased by $40. (The number of annuity units in investment division A will be decreased as well.)

* Suppose you choose to reallocate 40% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $40 and your income payment supported by investment division A will be decreased by $40. (Changes will also be made to the number of annuity units in both investment divisions as well.)

Frequent requests from contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).

We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the American Funds Global Small Capitalization, Artio International Stock, BlackRock Strategic Value, Clarion Global Real Estate, Harris Oakmark International, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, Lord Abbett Bond Debenture, Met/AIM Small Cap Growth, Met/Templeton Growth Portfolio MFS(R) Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap Growth and Western Asset Management Strategic Bond Opportunities Portfolios -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current account balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive transfer/reallocation activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer/reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS(R) MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter market timing. Currently, when we detect reallocation/transfer activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, or other transfer/reallocation activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent trading policies established by the Portfolio.

In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from Contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.

CONTRACT FEE
A one time $350 contract fee is taken from your purchase payment when you purchase an Income Annuity prior to allocating the remainder of the purchase payment to either the investment divisions and/or the Fixed Income Option. This charge covers our administrative costs including preparation of the Income Annuities, review of applications and recordkeeping. We are currently waiving this fee.

CHARGES
There are two types of charges you pay if you allocate any of your income payment to the investment divisions:

* Insurance-related charge; and

* Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain contract charges.

The Separate Account charge you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.

INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amounts in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Four classes of shares available to the Income Annuities (Class B and Class 2) have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES
Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

FREE LOOK

SUBSTITUTE THE FOLLOWING AS THE FOURTH SENTENCE IN THE FIRST PARAGRAPH OF THIS
SECTION IN THE PROSPECTUS DATED APRIL 30, 2007:

We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state.

GENERAL INFORMATION


ADMINISTRATION
All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payments, by check, cashier's check or certified check made payable to "MetLife," to your MetLife Designated Office or a MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler's checks. We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments.

We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.") If you send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be delay in applying the purchase payment or transaction to your contract.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in good order at your MetLife Designated Office, except when they are received:

* On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

* After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office or MetLife sales office, if applicable. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as check-o-matic, Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. You may elect to have your income payments sent to your residence or have us deposit payments directly into your bank account. Periodically, you may receive additional information from us about the Income Annuity. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We make Internet access available to you for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers/reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE OR INTERNET

You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to you include:

* Account Balance

* Unit Values

* Current rates for the Fixed Interest Account

* Transfers

* Changes to investment strategies

* Changes in the allocation of future purchase payments.

For your Deferred Annuity in the pay-out phase or Income Annuity, you may obtain information and initiate transactions through our toll-free number, 1-800-638-7732. Our customer service consultants are available by telephone between 8 a.m. and 6 p.m. Eastern Time each business day.

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

* any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before a requested transaction is completed, we will cancel the request. For a Deferred Annuity in the pay-out phase and Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity or Deferred Annuity in the pay-out phase so provides. Or, depending on your Income Annuity's or annuitized Deferred Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.

MISSTATEMENT

We may require proof of age or sex (where permitted) of the annuitant, owner, or beneficiary before making any payments under this Contract that are measured by the annuitant's, owner's, or beneficiary's life. If the age or sex (where permitted) of the annuitant, owner, or beneficiary has been misstated, the amount payable will be the amount that the Account Balance would have provided at the correct age and sex (where permitted).

Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in any other manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we are required to pay interest on any under payments.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.

We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:

* rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

* during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE
W e periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable early withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These presentations for the Income Annuities reflect a 3% benchmark AIR. These figures also assume a steady annual rate of return.

For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund and American Funds(R) Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities or Income Annuities had been introduced as of the Portfolio inception date.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.

We calculate performance for certain investment strategies available in the Deferred Annuity, including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

We may state performance for the investment divisions of the Income Annuity which reflect deduction of the Separate Account charge and investment-related charge, if accompanied by the annualized change in Annuity Unit Value.

Past performance is no guarantee of future results.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and investment-related charge.

We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical Annuity Unit Values.

Historical performance information should not be relied on as a guarantee of future performance results.

We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the average of investment-related charges for all Portfolios to depict investment-related charges.

An illustration should not be relied upon as a guarantee of future results.

Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges.

CHANGES TO YOUR DEFERRED ANNUITY OR INCOME ANNUITY
We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

* To operate the Separate Account in any form permitted by law.

* To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations permitted.

* To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

* To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.

* To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.

* To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance or an allocation, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.

VOTING RIGHTS
Based on our current view of applicable law, you have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Met Investors Fund or American Funds(R) proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You are entitled to give instructions regarding the votes attributable to your Deferred Annuity at your sole discretion.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of Contract Owners or annuitants may control the outcome of a vote. Shares of the Metropolitan Fund, Met Investors Fund or American Funds(R) that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

* The shares for which voting instructions are received, and

* The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE DEFERRED ANNUITIES AND INCOME ANNUITIES
MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the securities offered through this prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities, including our affiliated broker-dealers). MLIDC does not retain any fees under the Deferred Annuities.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Regulatory Industry Authority ("FINRA"). An investor brochure that includes information describing FINRA's Public Disclosure Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org.

Deferred Annuities are sold through MetLife licensed sales representatives who are associated with MetLife Securities, Inc. ("MSI"), our affiliate and a broker-dealer, which is paid compensation for the promotion and sale of the Deferred Annuities. The Deferred Annuities are also sold through the registered representatives of our other affiliated broker-dealers. MSI and our affiliated broker-dealers are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of FINRA. The Deferred Annuities may also be sold through other registered broker-dealers. Deferred Annuities also may be sold through the mail or over the Internet.

There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the Separate Account charge. MetLife sales representatives who are not in our MetLife Resources division ("non-MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us. Sales representatives in our MetLife Resources division must meet a minimum level of sales in order to maintain employment with us.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives receive cash payment for the products they sell and service based upon a "gross dealer concession" model. With respect to Deferred Annuities and Income Annuities, the gross dealer concession ranges from 1.5% to 6% of each purchase payment and, starting in the second Contract Year, 0.18% of the Account Balance or amount available from which income payments are made each year the Contract is in force for servicing the Deferred Annuity. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Deferred Annuity has been in force. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representative. Compensation to non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to a non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because non-MetLife Resources MetLife sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sales of proprietary products.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because non-MetLife Resources MetLife sales representatives' and MetLife Resources sales representatives' and their managers' additional cash compensation is based primarily on the sale of proprietary products, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers have an incentive to favor the sale of proprietary products.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.

Other incentives and additional cash compensation provide sales representatives and their managers with an incentive to favor the sale of proprietary products. The business unit responsible for the operation of our distribution system is also paid.

MLIDC also pays compensation for the sale of the Deferred Annuities by affiliated broker-dealers. The compensation paid to affiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred Annuities are sold.) These firms pay their sales representatives all or a portion of the commissions received for their sales of Deferred Annuities; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation (as described above) that we may provide jointly with affiliated broker-dealers. Because of the receipt of this cash and non-cash compensation, sales representatives and their managers of our affiliated broker-dealers have an incentive to favor the sale of proprietary products.

MLIDC may also enter into preferred distribution arrangements with certain affiliated selling firms such as New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, MLIDC may pay separate, additional compensation to the broker-dealer firm for services the selling firms provides in connection with the distribution of the Contracts.

These services may include providing us with access to the distribution network of the selling firm, the hiring and training of the selling firm's sales personnel, the sponsoring of conferences and seminars by the selling firm, or general marketing services performed by the selling firm. The selling firm may also provide other services or incur other costs in connection with distributing the Contracts.

MLIDC also pays compensation for the sale of Contracts by unaffiliated broker-dealers. The compensation paid to unaffiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred annuities are sold.) Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. An unaffiliated broker-dealer or sales representative of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to different compensation rates. Ask your sales representative further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.

We or our affiliates pay American Funds Distributors, Inc., the principal underwriter for the American Funds(R), percentage of all purchase payments allocated to the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio, the American Funds Global Small Capitalization Portfolio and the American Funds Bond Portfolio for the services it provides in marketing these Portfolios' shares in connection with the Deferred Annuity or Income Annuity.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account have been included in the SAI.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We may not cancel your Income Annuity.

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we do so for a Deferred Annuity issued in New York, we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Federal tax law may impose additional restrictions on our right to cancel your IRA and Roth IRA Deferred Annuity. Early withdrawal charges may apply.

INCOME TAXES

The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Failure to comply with the tax law may result in significant adverse tax consequences and IRS penalties. Consult your own tax advisor about your circumstances, any recent tax developments, and the impact of state income taxation. For purposes of this section, we address Deferred Annuities and income payments under the Deferred Annuities together.

You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any other transactions under your Deferred Annuity satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).

Where otherwise permitted under the Deferred Annuity, the transfer of ownership of a Deferred Annuity, the designation or change in designation of an annuitant, payee or other beneficiary who is not also a contract owner, the selection of certain maturity dates, the exchange of a Deferred Annuity, or the receipt of a Deferred Annuity in an exchange, may result in income tax and other tax consequences, including additional withholding, estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. The SAI may contain additional information. Please consult your tax adviser.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to purchasing an annuity contract.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

GENERAL
Deferred annuities are a means of setting aside money for future needs-usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

All IRAs receive tax deferral under the Code. Although there are no additional tax benefits by funding your IRA with an annuity, it does offer you additional insurance benefits such as availability of a guaranteed income for life.

Under current federal income tax law, the taxable portion of distributions and withdrawals from variable annuity contracts are subject to ordinary income tax and are not eligible for the lower tax rates that apply to long term capital gains and qualifying dividends.

WITHDRAWALS

When money is withdrawn from your Contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of: annuity you purchase (e.g., Non-Qualified or IRA); and payment method or income payment type you elect. If you meet certain requirements, your Roth IRA earnings are free from Federal income taxes.

We will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

WITHDRAWALS BEFORE AGE 59 1/2

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a 10% tax penalty, in addition to ordinary income taxes. Also, please see the section below titled Separate Account Charges for further information regarding withdrawals.

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                                Type of Contract
                                        --------------------------------
                                           Non-         Trad.       Roth       SIMPLE
                                        Qualified        IRA         IRA        IRA*        SEP
                                        ---------       -----       ----       ------       ---
In a series of substantially
equal payments made annually (or
more frequently) for life or life
expectancy (SEPP)                           x             x           x           x          x
After you die                               x             x           x           x          x
After you become totally disabled
(as defined in the Code)                    x             x           x           x          x
To pay deductible medical
expenses                                                  x           x           x          x
To pay medical insurance premiums
if you are unemployed                                     x           x           x          x
For qualified higher education
expenses, or                                              x           x           x          x
For qualified first time home
purchases up to $10,000                                   x           x           x          x
After December 31, 1999 for IRS
levies                                                    x           x           x          x
Certain immediate income
annuities providing a series of
substantially equal periodic
payments made annually (or more
frequently) over the specified
payment period                              x


 (*) For SIMPLE IRAs the tax penalty for early withdrawals is generally increased to 25% for withdrawals within the first two years of your participation in the SIMPLE IRA.

SYSTEMATIC WITHDRAWAL PROGRAM FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP) AND INCOME OPTIONS

If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will result in the retroactive imposition of the 10% penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.

SEPARATE ACCOUNT CHARGES

It is conceivable that the charges for certain benefits such as guaranteed death benefits could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these charges as an intrinsic part of the annuity contract and do not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

NON-QUALIFIED ANNUITIES

* Purchase payments to Non-Qualified contracts are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when received from the Contract.

* Under the Code, withdrawals need not be made by a particular age. However, it is possible that the Internal Revenue Service may determine that the Deferred Annuity must be surrendered or income payments must commence by a certain age (e.g., 85 or older) or your Contract may require that you commence payments by a certain age.

* Your Non-Qualified contract may be exchanged for another Non-Qualified annuity under Section 1035 without paying income taxes if certain Code requirements are met. Once income payments have commenced, you may not be able to transfer withdrawals to another non-qualified annuity contract in a tax-free Section 1035 exchange.

* The IRS recently issued guidance under which direct transfers of less than the entire account value from one non-qualified annuity to another non-qualified annuity ("partial exchange") on or after June 30, 2008, may be treated as a taxable withdrawal rather than a non-taxable exchange under certain circumstances. Such circumstances generally include situations where amounts are withdrawn or income payments are made from either contract involved in the partial exchange within a period of twelve months following transfers. Certain exception may apply. Consult your own independent tax advisor prior to a partial exchange.

* Consult your tax adviser prior to changing the annuitant or prior to changing the date you determine to commence income payments if permitted under the terms of your Contract. It is conceivable that the IRS could consider such actions to be a taxable exchange of annuity contracts.

* Where otherwise permitted under the Deferred Annuity, pledges, assignments and other types of transfers of all or a portion of your Account Balance generally result in the immediate taxation of the gain in your Deferred Annuity. This rule may not apply to certain transfers between spouses.

* Deferred annuities issued after October 21, 1988 by the same insurance company or affiliates to an owner in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect.

* When a non-natural person owns a Non-Qualified contract, the annuity will generally not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

* In those limited situations where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest expenses. Certain income annuities under section 72(u)(4) of the Code purchased with a single payment consisting of substantially equal periodic payments with an annuity starting date within 12 months of purchase may also be considered annuities for federal income tax purposes where owned by a non-natural person.

PURCHASE PAYMENTS

Although the Code does not limit the amount of your purchase payments, your Contract may limit them.

PARTIAL AND FULL WITHDRAWALS

Generally, when you (or your beneficiary in the case of a death benefit) make a partial withdrawal from your Non-Qualified annuity, the Code treats such a partial withdrawal as: first coming from earnings (and thus subject to income tax); and then from your purchase payments (which are not subject to income tax). This rule does not apply to payments made pursuant to an income pay-out option under your Contract. In the case of a full withdrawal, the withdrawn amounts are treated as first coming from your non-taxable return of purchase payment and then from a taxable payment of earnings.

Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), all remaining withdrawals are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell you what your purchase payment was and whether a withdrawal includes a non-taxable return of your purchase payment.

INCOME PAYMENTS

Income payments are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as: a non-taxable return of your purchase payments and a taxable payment of earnings.

Income payments and amounts received on the exercise of a withdrawal or partial withdrawal option under your Non-Qualified Annuity may not be transferred in a tax-free exchange into another annuity contract. In accordance with our procedures, such amounts will instead be taxable under the rules for income payment or withdrawals, whichever is applicable.

Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), all remaining income payments are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell you what your purchase payment was and to what extent an income payment includes a non-taxable return of your purchase payment.

The IRS has not approved the use of an exclusion ratio or excludable amount when only part of an account balance is used to convert to income payments.

We will treat the application of less than your entire Account Balance under a Non-Qualified Contract to a pay-out option (taking an income annuity) as a taxable withdrawal for Federal income tax purposes and also as subject to the 10% penalty tax (if you are under age 59 1/2) in addition to ordinary income tax. We will then treat the amount of the withdrawal as the purchase price of an income annuity and tax report the income payments received under the rules for variable income annuities. Consult your tax attorney prior to partially annuitizing your Contract.

The IRS has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where transfers/reallocations are permitted between investment divisions or from an investment division into a fixed option.

We generally will tell you how much of each income payment is a return of non-taxable purchase payments. We will determine such excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e., by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature by the number of expected income payments from the appropriate IRS table). However, it is possible that the IRS could conclude that the taxable portion of income payments under a Non-Qualified Deferred Annuity is an amount greater (or lesser) than the taxable amount determined by us and reported by us to you and the IRS.

Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

If the amount of income payments received in any calendar year is less than the excludable amount applicable to the year, the excess is not allowable as a deduction. However, you may generally elect the year in which to begin to apply this excess ratably to increase the excludable amount attributable to future years. Consult your tax advisor as to the details and consequences of making such election. Also, consult your tax advisor as to the tax treatment of any unrecovered after-tax cost in the year that the Contract terminates.

DEATH BENEFITS

The death benefit under an annuity is generally taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

If you die before the annuity starting date, as defined under Treasury Regulations, payments must begin for a period and in a manner allowed by the Code (and any regulations thereunder) to your beneficiary within one year of the date of your death or, if not, payment of your entire interest in the Contract must be made within five years of the date of your death. If your spouse is your beneficiary, he or she may elect to continue as owner of the Contract.

If you die on or after the annuity starting date, as defined under Treasury Regulations, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

In the case of joint contract owners, the above rules will be applied on the death of any contract owner.

Where the contract owner is not a natural person, these rules will be applied on the death of any annuitant (or on the change in annuitant, if permitted under the Contract).

If death benefit payments are being made to your designated beneficiary and he/she dies prior to receiving the entire remaining interest in the Contract, such remaining interest will be paid out at least as rapidly as under the distribution method being used at the time of your designated beneficiary's death.

After your death, if your designated beneficiary dies prior to electing a method for the payment of the death benefit, the remaining interest in the Contract will be paid out in a lump sum. In all cases, such payments will be made within five years of the date of your death.

DIVERSIFICATION

In order for your Non-Qualified Deferred Annuity to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their Contract.

INVESTOR CONTROL

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal Income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options have not been addressed in public rulings. While we believe that the contract does not give the Contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the Separate Account assets supporting the Contract.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

* Possible taxation of transfers/reallocations between investment divisions or transfers/reallocations from an investment division to the Fixed Account or Fixed Income Option.

* Possible taxation as if you were the contract owner of your portion of the Separate Account's assets.

* Possible limits on the number of funding options available or the frequency of transfers/reallocations among them.

We reserve the right to amend your Deferred Annuity where necessary to maintain its status as a variable annuity contract under Federal tax law and to protect you and other contract owners in the investment divisions from adverse tax consequences.

INDIVIDUAL RETIREMENT ANNUITIES

[TRADITIONAL IRA, ROTH IRA, SIMPLE IRA AND SEPs]

The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the IRS. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agency. A Contract issued in connection with an IRA may be amended as necessary to conform to the requirements of the Code.

IRA Contracts may not invest in life insurance. The Deferred Annuity offers death benefits and optional benefits that in some cases may exceed the greater of the purchase payments or the Account Balance, which could conceivably be characterized as life insurance.

The IRS has approved the form of the Traditional and SIMPLE IRA endorsement for use with the Contract and certain riders, including riders providing for death benefits in excess of premiums paid. Please be aware that the IRA Contract issued to you may differ from the form of the Traditional IRA approved by the IRS because of several factors such as different riders and state insurance department requirements. The Roth IRA tax endorsement is based on the IRS model form 5305-RB (rev 0302).

Consult your tax adviser prior to the purchase of the Contract as a Traditional IRA, Roth IRA, SIMPLE IRA or SEP.

Generally, except for Roth IRAs, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the Contract.

You must be both the contract owner and the annuitant under the Contract. Your IRA annuity is not forfeitable and you may not transfer, assign or pledge it to someone else. You are not permitted to borrow from the Contract. You can transfer your IRA proceeds to a similar IRA, certain eligible retirement plans of an employer (or a SIMPLE IRA to a Traditional IRA or eligible retirement plan after two years) without incurring Federal income taxes if certain conditions are satisfied.

TRADITIONAL IRA ANNUITIES

PURCHASE PAYMENTS

Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which you attain age 69 1/2.

Except for permissible rollovers and direct transfers, purchase payments to Traditional and Roth IRAs for individuals under age 50 are limited to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate contributions. See the SAI for additional information. Also, see IRS Publication 590 available at www.irs.gov.

* Individuals age 50 or older can make an additional "catch-up" purchase payment (assuming the individual has sufficient compensation).

* If you are an active participant in a retirement plan of an employer, your contributions may be limited.

* Purchase payments in excess of these amounts may be subject to a penalty tax.

* If contributions are being made under a SEP or a SAR-SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan.

* These age and dollar limits do not apply to tax-free rollovers or transfers from other IRAs or other eligible retirement plans.

* If certain conditions are met, you can change your Traditional IRA purchase payment to a Roth IRA before you file your income tax return (including filing extensions).

WITHDRAWALS AND INCOME PAYMENTS

Withdrawals (other than tax free transfers or rollovers to other individual retirement arrangements or eligible retirement plans) and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs. We will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code. Also see general section titled "Withdrawals" above.

MINIMUM DISTRIBUTION REQUIREMENTS FOR IRAS

Generally, for IRAs (see discussion below for Roth IRAs), you must begin receiving withdrawals by April 1 of the calendar year following the year in which you reach age 70 1/2. Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not. It is not clear whether income payments under a variable annuity will satisfy these rules. Consult your tax adviser prior to choosing a pay-out option.

Under recently enacted legislation, you (and after your death, your designated beneficiaries) generally do not have to take the required minimum distribution ("RMD") for 2009. The waiver does not apply to any 2008 payments even if received in 2009; for those payments, you are still required to receive your first RMD payment by April 1, 2009. In contrast, if your first RMD would have been due by April 1, 2010, you are not required to take such distribution; however, your 2010 RMD is due by December 31, 2010. For after-death RMDs, the five year rule is applied without regard to calendar year 2009. For instance, if you died in 2007, the five year period ends in 2013 instead of 2012. This RMD waiver does not apply if you are receiving Annuity Payments under your Contract. The RMD rules are complex, so consult with your tax adviser before waiving your 2009 RMD payment.

In general, Income Tax regulations permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Additionally, these regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

The regulations also require that beginning for the 2006 distribution year, the value of all benefits under a deferred annuity including death benefits in excess of cash value must be added to the account value in computing the amount required to be distributed over the applicable period. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own Contract. We will provide you with additional information regarding the amount that is subject to minimum distribution under this new rule.

If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor.

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death. Consult your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver (see Minimum Distribution Requirements for IRAs section for additional information).

If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which you would have reached age 70 1/2. Alternatively, if your spouse is your beneficiary, he or she may elect to continue as "contract owner" of the Contract.

If you die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If the Contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the Contract from another IRA account or IRA annuity you owned, the death benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.

SIMPLE IRAS AND SEPS ANNUITIES

The Code provides for certain contribution limitations and eligibility requirements under SIMPLE IRAs and SEP arrangements. The minimum distribution requirements are generally the same as Traditional IRAs. There are some differences in the contribution limits and the tax treatment of certain premature distribution rules, transfers and rollovers. Some of these differences are explained below. Please see the SAI for additional information on contribution limits.

ROLLOVERS INTO YOUR SIMPLE IRA.

You may make rollovers and direct transfers into your SIMPLE IRA annuity contract from another SIMPLE IRA annuity contract or account. No other contributions, rollovers or transfers can be made to your SIMPLE IRA. You may not make Traditional IRA contributions or Roth IRA contributions to your SIMPLE IRA. You may not make eligible rollover contributions from other types of qualified retirement plans to your SIMPLE IRA.

ROLLOVERS FROM YOUR SIMPLE IRA.

Tax-free 60-day rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA annuity or account during the first two years that you participate in the SIMPLE IRA plan. After this two year period, tax-free 60-day rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA annuity or account, as well as into another SIMPLE IRA.

ROTH IRA ANNUITIES

GENERAL

Roth IRAs are different from other IRAs because you have the opportunity to enjoy tax-free earnings. However, you can only make after-tax purchase payments to a Roth IRA.

PURCHASE PAYMENTS

Roth IRA purchase payments for individuals under age 50 are non-deductible and are limited, in a manner similar to IRAs, to the lesser of 100% of compensation or the annual deductible IRA amount. This limit includes contributions to all your Traditional and Roth IRAs for the year. Individuals age 50 or older can make an additional "catch-up" purchase payment each year (assuming the individual has sufficient compensation).

You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits. Purchase payments are phased out depending on your modified adjusted gross income and your filing status. See the SAI for additional information. Also, see IRS Publication 590 available at www. irs.gov.

Further, with respect to Traditional IRA amounts which were converted to a Roth IRA, such conversion must have occurred at least five years prior to purchase of this Contract. Consult your independent tax advisor.

Annual purchase payments limits do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from a Traditional IRA to a Roth IRA. You can contribute to a Roth IRA after age 70 1/2. If certain conditions are met, you can change your Roth IRA contribution to a Traditional IRA before you file your income return (including filing extensions).

Beginning in 2008, Roth IRAs may also accept a rollover from other types of eligible retirement plans (e.g., 403(b), 401(a) and 457(b) plans of a state or local governmental employer) if Code requirements are met. The taxable portion of the proceeds are subject to income tax in the year of the rollover.

If you exceed the purchase payment limits you may be subject to a tax penalty.

WITHDRAWALS

Generally, withdrawals of earnings from Roth IRAs are free from Federal income tax if they meet the following two requirements:

* The withdrawal is made at least five taxable years after your first purchase payment to a Roth IRA, AND

* The withdrawal is made: on or after the date you reach age 59 1/2; upon your death or disability; or for a qualified first-time home purchase (up to $10,000).

Withdrawals of earnings which do not meet these requirements are taxable and a 10% penalty tax may apply if made before age 59 1/2. See withdrawals chart above. Consult your tax adviser to determine if an exception applies.

Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. Generally, you do not pay income tax on withdrawals of purchase payments. However, withdrawals of taxable amounts converted from a non-Roth IRA prior to age 59 1/2 will be subject to the 10% penalty tax (unless you meet an exception) if made within 5 taxable years of such conversion. See withdrawals chart above.

The order in which money is withdrawn from a Roth IRA is as follows (all Roth IRAs owned by a taxpayer are combined for withdrawal purposes):

* The first money withdrawn is any annual (non-conversion/rollover) contributions to the Roth IRA. These are received tax and penalty free.

* The next money withdrawn is from conversion/rollover contributions from a non-Roth IRA, or an eligible retirement plan (other a designated Roth account) on a first-in, first-out basis. For these purposes, distributions are treated as coming first from the taxable portion of the conversion/rollover contribution. As previously discussed, depending upon when it occurs, withdrawals of taxable converted amounts may be subject to a penalty tax, or result in the acceleration of inclusion of income.

* The next money withdrawn is from earnings in the Roth IRA. This is received tax-free if it meets the requirements previously discussed; otherwise it is subject to Federal income tax and an additional 10% penalty tax may apply if you are under age 59 1/2.

* We may be required to withhold a portion of your withdrawal for income taxes, unless you elect otherwise. The amount will be determined by the Code.

CONVERSION

You may convert/rollover an existing Traditional IRA or an eligible retirement plan (other a designated Roth account) to a Roth IRA if your modified adjusted gross income does not exceed $100,000 in the year you convert.

If you are married but file separately, you may not convert a Traditional IRA or an eligible retirement plan (other a designated Roth account) to a ROTH IRA.

The above income limit and filing status restruction will not apply for tax years beginning in 2010.

Except to the extent you have non-deductible contributions, the amount converted from an existing IRA or an eligible retirement plan (other a designated Roth IRA account) into a Roth IRA is taxable. Generally, the 10% withdrawal penalty does not apply to conversions/rollovers. (See exception discussed previously.)

For conversions occurring in 2010, the amount converted into a Roth IRA may be included in your taxable income ratably over 2011 and 2012 and does not have to be included in your taxable income in 2010.

Caution: The IRS issued guidance in 2005 requiring that the taxable amount converted be based on the fair market value of the entire IRA annuity contract being converted or redesignated into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the account balance; as well as adding back certain loads and charges incurred during the prior 12 month period. Your Contract may include such benefits, and applicable charges. Accordingly, taxpayers considering redesignating a Traditional IRA annuity into a Roth IRA annuity should consult their own tax advisor prior to converting. The taxable amount may exceed the account value at date of conversion.

Unless you elect otherwise, amounts converted from a Traditional IRA or an eligible retirement plan (other a designated Roth account) to a Roth IRA will be subject to income tax withholding. The amount withheld is determined by the Code.

If you mistakenly convert or otherwise wish to change your Roth IRA contribution to a Traditional IRA contribution, the tax law allows you to reverse your conversion provided you do so before you file your tax return for the year of the contribution and if certain conditions are met.

REQUIRED DISTRIBUTIONS

Required minimum distribution rules that apply to other types of IRAs while you are alive do not apply to Roth IRAs. However, in general, the same rules with respect to minimum distributions required to be made to a beneficiary after your death under Traditional IRAs do apply to Roth IRAs. Note, as previously mentioned, certain required minimum distributions are waived for 2009. Consult your tax advisor prior to waiving your 2009 RMD.

Note that where payments under a Roth Income Annuity have begun prior to your death, the remaining interest in the Contract must be paid to your designated beneficiary by the end of the fifth year following your death or over a period no longer than the beneficiary's remaining life expectancy at the time you die.

DEATH BENEFITS

Generally, when you die we must make payment of your entire interest by the December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, your spouse may delay the start of required payments until December 31st of the year in which you would have reached age
70 1/2.

If your spouse is your beneficiary, he or she may elect to continue as "contract owner" of the Contract.

LEGAL PROCEEDINGS

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.

APPENDIX A

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.

                                                                                          IRA, SIMPLE
                                                                Non-Qualified             IRA and SEP
                                                             Deferred Annuities     Deferred Annuities and
                                                                 and Income            Qualified Income
                                                                  Annuities              Annuities(1)
                                                             ------------------     ----------------------
California..............................................            2.35%                     0.5%
Florida.................................................             1.0%                     1.0%(2)
Maine...................................................             2.0%                      --
Nevada..................................................             3.5%                      --
Puerto Rico.............................................             1.0%                     1.0%
South Dakota(3).........................................            1.25%                      --
West Virginia...........................................             1.0%                     1.0%
Wyoming.................................................             1.0%                      --




---------
1 PREMIUM TAX RATES APPLICABLE TO IRA, SIMPLE IRA AND SEP DEFERRED ANNUITIES AND INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SECTION 408(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADING "IRA, SIMPLE IRA AND SEP DEFERRED ANNUITIES AND INCOME ANNUITIES."
2 ANNUITY PREMIUMS ARE EXEMPT FROM TAXATION PROVIDED THE TAX SAVINGS ARE PASSED BACK TO THE CONTRACT HOLDERS. OTHERWISE, THEY ARE TAXABLE AT 1%.
3 SPECIAL RATE APPLIES FOR LARGE CASE ANNUITY POLICIES. RATE IS 8/100 OF 1% FOR THAT PORTION OF THE ANNUITY CONSIDERATIONS RECEIVED ON A CONTRACT-EXCEEDING $500,000 ANNUALLY. SPECIAL RATE ON LARGE CASE POLICIES IS NOT SUBJECT TO RETALIATION.

APPENDIX A-1

The Portfolios below were subject to a merger or name change. The chart identifies the former name and new name of each of these Portfolios.

PORTFOLIO MERGER


              FORMER PORTFOLIO                                 NEW PORTFOLIO
-------------------------------------------     -------------------------------------------
METROPOLITAN FUND                               METROPOLITAN FUND
  FI Large Cap Portfolio                          BlackRock Legacy Large Cap Growth
                                                  Portfolio


PORTFOLIO NAME CHANGES


                FORMER NAME                                       NEW NAME
-------------------------------------------     -------------------------------------------
MET INVESTORS FUND                              MET INVESTORS FUND
  Cyclical Growth and Income ETF Portfolio        SSgA Growth and Income ETF Portfolio
  Cyclical Growth ETF Portfolio                   SSgA Growth ETF Portfolio
METROPOLITAN FUND                               METROPOLITAN FUND
  Franklin Templeton Small Cap Growth             Loomis Sayles Small Cap Growth Portfolio
  Portfolio
  Harris Oakmark Focused Value Portfolio          Met/Artisan Mid Cap Value Portfolio
  Julius Baer International Stock Portfolio       Artio International Stock Portfolio
  Lehman Brothers(R) Aggregate Bond Index         Barclays Capital Aggregate Bond Index
  Portfolio                                       Portfolio
  Loomis Sayles Small Cap Portfolio               Loomis Sayles Small Cap Core Portfolio

APPENDIX B

 ACCUMULATION UNIT VALUES (IN DOLLARS)
This table shows fluctuations in the Accumulation Unit Values for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).


-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------
American Funds Balanced Allocation
  Division -- Class C(e)......................     2008       $ 10.00        $  7.01               639

American Funds Bond Division -- Class 2(n)....     2006         15.03          15.80               836
                                                   2007         15.80          16.12             2,210
                                                   2008         16.12          14.43             1,475

American Funds Global Small Capitalization
  Division -- Class 2(h)......................     2001         14.94          13.62               549
                                                   2002         13.62          10.89             1,291
                                                   2003         10.89          16.52             2,335
                                                   2004         16.52          19.72             3,455
                                                   2005         19.72          24.41             4,904
                                                   2006         24.41          29.92             5,888
                                                   2007         29.92          35.88             6,596
                                                   2008         35.88          16.47             5,184

American Funds Growth Allocation
  Division -- Class C(e)......................     2008          9.99           6.36               428

American Funds Growth Division -- Class 2(h)..     2001        138.68         118.11               382
                                                   2002        118.11          88.12               925
                                                   2003         88.12         119.07             1,483
                                                   2004        119.07         132.29             1,843
                                                   2005        132.29         151.82             2,086
                                                   2006        151.82         165.27             2,172
                                                   2007        165.27         183.38             2,075
                                                   2008        183.38         101.48             1,819

American Funds Growth-Income Division Class
  2(h)........................................     2001         90.87          87.85               403
                                                   2002         87.85          70.84             1,163
                                                   2003         70.84          92.66             1,753
                                                   2004         92.66         101.01             2,228
                                                   2005        101.01         105.58             2,335
                                                   2006        105.58         120.14             2,349
                                                   2007        120.14         124.63             2,240
                                                   2008        124.63          76.50             1,886

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

American Funds Moderate Allocation
  Division -- Class C(e)......................     2008       $ 10.01        $  7.69               672

BlackRock Aggressive Growth Division..........     1999         28.12          37.00            31,947
                                                   2000         37.00          33.76            33,047
                                                   2001         33.76          25.42            31,088
                                                   2002         25.42          17.89            27,173
                                                   2003         17.89          24.88            25,242
                                                   2004         24.88          27.76            22,464
                                                   2005         27.76          30.35            19,773
                                                   2006         30.35          31.99            17,109
                                                   2007         31.99          38.10            14,889
                                                   2008         38.10          20.42            13,191

BlackRock Bond Income Division(c).............     1999         19.33          18.65            18,530
                                                   2000         18.65          20.49            16,395
                                                   2001         20.49          21.92            18,444
                                                   2002         21.92          23.45            17,572
                                                   2003         23.45          24.52            15,375
                                                   2004         24.52          25.29            13,470
                                                   2005         25.29          25.58            12,155
                                                   2006         25.58          26.38            10,383
                                                   2007         26.38          27.69             8,979
                                                   2008         27.69          26.41             7,220

BlackRock Diversified Division................     1999         27.04          29.04            75,121
                                                   2000         29.04          28.98            75,252
                                                   2001         28.98          26.80            66,376
                                                   2002         26.80          22.80            53,835
                                                   2003         22.80          27.15            48,137
                                                   2004         27.15          29.10            42,486
                                                   2005         29.10          29.62            36,986
                                                   2006         29.62          32.33            31,232
                                                   2007         32.33          33.82            26,632
                                                   2008         33.82          25.12            21,582

BlackRock Large Cap Core Division*(o).........     2007         37.61          38.04            23,220
                                                   2008         38.04          23.62            19,811

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

BlackRock Large Cap Division (formerly
  BlackRock Investment Trust).................     1999       $ 34.30        $ 40.13            64,028
                                                   2000         40.13          37.19            62,978
                                                   2001         37.19          30.48            57,299
                                                   2002         30.48          22.24            47,428
                                                   2003         22.24          28.61            42,944
                                                   2004         28.61          31.32            37,879
                                                   2005         31.32          32.05            32,659
                                                   2006         32.05          36.12            27,458
                                                   2007         36.12          37.93                 0

BlackRock Large Cap Value Division -- Class
  E(f)........................................     2002         10.00           7.93               283
                                                   2003          7.93          10.60               856
                                                   2004         10.60          11.87             1,486
                                                   2005         11.87          12.39             1,365
                                                   2006         12.39          14.59             3,032
                                                   2007         14.59          14.88             2,963
                                                   2008         14.88           9.54             2,500

BlackRock Legacy Large Cap Growth
  Division -- Class E(k)......................     2004         10.07          11.06               130
                                                   2005         11.06          11.67               248
                                                   2006         11.67          11.99               399
                                                   2007         11.99          14.03               686
                                                   2008         14.03           8.78               923

BlackRock Strategic Value Division(a).........     2000         10.00          12.24             4,095
                                                   2001         12.24          14.03            14,485
                                                   2002         14.03          10.90            18,439
                                                   2003         10.90          16.16            18,573
                                                   2004         16.16          18.41            18,477
                                                   2005         18.41          18.94            16,020
                                                   2006         18.94          21.84            13,598
                                                   2007         21.84          20.82            11,482
                                                   2008         20.82          12.67             9,126

Clarion Global Real Estate Division -- Class
  E(k)........................................     2004          9.99          12.86             1,461
                                                   2005         12.86          14.41             3,143
                                                   2006         14.41          19.58             5,319
                                                   2007         19.58          16.47             3,834
                                                   2008         16.47           9.48             3,084

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

Davis Venture Value Division(a)...............     2000       $ 30.19        $ 30.79               916
                                                   2001         30.79          27.01             2,072
                                                   2002         27.01          22.31             2,269
                                                   2003         22.31          28.84             2,514
                                                   2004         28.84          32.01             3,050
                                                   2005         32.01          34.87             3,698
                                                   2006         34.87          39.46             3,990
                                                   2007         39.46          40.76             3,839
                                                   2008         40.76          24.41             3,308

FI Large Cap Division -- Class E..............     2006         17.52          17.75                45
                                                   2007         17.75          18.19                73
                                                   2008         18.19           9.90                89

FI Mid Cap Opportunities Division(j)..........     1999         17.19          37.85            44,078
                                                   2000         37.85          25.71            57,544
                                                   2001         25.71          15.91            52,016
                                                   2002         15.91          11.16            42,960
                                                   2003         11.16          14.83            38,319
                                                   2004         14.83          17.16            34,048
                                                   2005         17.16          18.13            29,784
                                                   2006         18.13          20.03            25,415
                                                   2007         20.03          21.43            21,648
                                                   2008         21.43           9.46            19,350

FI Value Leaders Division -- Class E(f).......     2002         23.06          19.03                40
                                                   2003         19.03          23.83               175
                                                   2004         23.83          26.72               294
                                                   2005         26.72          29.18               561
                                                   2006         29.18          32.21               728
                                                   2007         32.21          33.09               576
                                                   2008         33.09          19.93               444

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

Franklin Templeton Small Cap Growth
  Division(h).................................     2001       $ 10.00        $  8.80               769
                                                   2002          8.80           6.27             1,420
                                                   2003          6.27           8.98             2,000
                                                   2004          8.98           9.88             1,935
                                                   2005          9.88          10.22             1,816
                                                   2006         10.22          11.10             1,738
                                                   2007         11.10          11.46             1,448
                                                   2008         11.46           6.66             1,171

Harris Oakmark Focused Value Division(h)......     2001         23.96          26.80             2,799
                                                   2002         26.80          24.13             5,043
                                                   2003         24.13          31.61             5,303
                                                   2004         31.61          34.32             5,348
                                                   2005         34.32          37.28             5,416
                                                   2006         37.28          41.41             4,400
                                                   2007         41.41          38.10             3,630
                                                   2008         38.10          20.32             2,860

Harris Oakmark International Division -- Class
  E(f)........................................     2002         10.60           8.85                42
                                                   2003          8.85          11.82               594
                                                   2004         11.82          14.09             1,793
                                                   2005         14.09          15.90             3,247
                                                   2006         15.90          20.26             4,690
                                                   2007         20.26          19.81             4,338
                                                   2008         19.81          11.57             2,947

Janus Forty Division -- Class E(b)............     2007        155.59         191.21                69
                                                   2008        191.21         109.63               221

Jennison Growth Division......................     2005          4.12           4.98             5,029
                                                   2006          4.98           5.05             4,487
                                                   2007          5.05           5.57             3,673
                                                   2008          5.57           3.50             3,172

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

Jennison Growth Division (formerly Met/Putnam
  Voyager Division)(a)(i).....................     2000       $  9.81        $  7.24             2,554
                                                   2001          7.24           4.94             5,531
                                                   2002          4.94           3.47             5,941
                                                   2003          3.47           4.31             6,162
                                                   2004          4.31           4.47             5,450
                                                   2005          4.47           4.08             2,161

Julius Baer International Stock Division......     1999         16.07          18.48            13,055
                                                   2000         18.48          16.41            13,978
                                                   2001         16.41          12.87            13,983
                                                   2002         12.87          10.48            13,034
                                                   2003         10.48          13.26            11,724
                                                   2004         13.26          15.48            10,579
                                                   2005         15.48          18.04             9,759
                                                   2006         18.04          20.76             9,148
                                                   2007         20.76          22.62             8,331
                                                   2008         22.62          12.48             7,317

Lazard Mid Cap Division -- Class E(f).........     2002         11.41           9.70               341
                                                   2003          9.70          12.10               799
                                                   2004         12.10          13.68               970
                                                   2005         13.68          14.62             1,005
                                                   2006         14.62          16.57               995
                                                   2007         16.57          15.94             1,142
                                                   2008         15.94           9.72               826

Legg Mason Partners Aggressive Growth
  Division(g)(h)..............................     2001         10.03           7.78             1,020
                                                   2002          7.78           5.33             1,506
                                                   2003          5.33           6.82             1,648
                                                   2004          6.82           7.33             1,574
                                                   2005          7.33           8.24             1,656
                                                   2006          8.24           8.01             1,614
                                                   2007          8.01           8.12             1,369
                                                   2008          8.12           4.89             1,212

Legg Mason Value Equity.......................     2006          9.61          10.33             1,119
                                                   2007         10.33           9.62               969
                                                   2008          9.62           4.33               896

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

Legg Mason Value Equity (formerly MFS(R)
  Investors Trust Division)(l)................     2001       $  9.39        $  8.35               493
                                                   2002          8.35           6.58               795
                                                   2003          6.58           7.92               847
                                                   2004          7.92           8.71             1,131
                                                   2005          8.71           9.22             1,085
                                                   2006          9.22           9.66             1,085

Lehman Brothers(R) Aggregate Bond Index
  Division....................................     1999         10.11           9.85             7,736
                                                   2000          9.85          10.84            11,151
                                                   2001         10.84          11.51            17,518
                                                   2002         11.51          12.53            20,055
                                                   2003         12.53          12.82            20,050
                                                   2004         12.82          13.18            22,529
                                                   2005         13.18          13.29            21,998
                                                   2006         13.29          13.67            20,187
                                                   2007         13.67          14.42            18,228
                                                   2008         14.42          15.10            12,890

Loomis Sayles Small Cap Division(a)...........     2000         25.78          25.52               353
                                                   2001         25.52          22.98               654
                                                   2002         22.98          17.80               759
                                                   2003         17.80          24.00               811
                                                   2004         24.00          27.58               827
                                                   2005         27.58          29.13               863
                                                   2006         29.13          33.58             1,062
                                                   2007         33.58          37.11             1,141
                                                   2008         37.11          23.49               946

Lord Abbett Bond Debenture Division(d)........     1999          9.59          11.16             4,708
                                                   2000         11.16          10.92             5,292
                                                   2001         10.92          10.64             5,375
                                                   2002         10.64          10.65             4,921
                                                   2003         10.65          12.57             5,370
                                                   2004         12.57          13.46             5,243
                                                   2005         13.46          13.54             5,165
                                                   2006         13.54          14.62             5,043
                                                   2007         14.62          15.43             4,832
                                                   2008         15.43          12.43             3,676

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

Met/AIM Small Cap Growth Division -- Class
  E(f)........................................     2002       $ 11.24        $  8.51               129
                                                   2003          8.51          11.68               317
                                                   2004         11.68          12.30               323
                                                   2005         12.30          13.17               359
                                                   2006         13.17          14.87               412
                                                   2007         14.87          16.33               483
                                                   2008         16.33           9.88               408

Met/Franklin Income Division -- Class B(e)....     2008          9.99           7.99               115

Met/Franklin Mutual Shares Division -- Class
  B(e)........................................     2008          9.99           6.60                74

Met/Franklin Templeton Founding Strategy
  Division -- Class B(e)......................     2008          9.99           7.04               124

Met/Templeton Growth Division -- Class B(e)...     2008          9.99           6.57                13

MetLife Mid Cap Stock Index Division -- Class
  B(a)........................................     2000         10.00          10.62             5,492
                                                   2001         10.62          10.36             8,076
                                                   2002         10.36           8.71            10,595
                                                   2003          8.71          11.61            11,375
                                                   2004         11.61          13.30             9,542
                                                   2005         13.30          14.75             9,545
                                                   2006         14.75          16.04             9,101
                                                   2007         16.04          17.08             8,404
                                                   2008         17.08          10.76             7,317

MetLife Stock Index Division..................     1999         37.08          44.24            79,701
                                                   2000         44.24          39.61            83,774
                                                   2001         39.61          34.36            80,859
                                                   2002         34.36          26.36            73,948
                                                   2003         26.36          33.38            69,957
                                                   2004         33.38          36.44            67,005
                                                   2005         36.44          37.66            61,189
                                                   2006         37.66          42.95            53,415
                                                   2007         42.95          44.63            46,793
                                                   2008         44.63          27.73            41,165

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

MFS(R) Research International Division(h).....     2001       $ 10.00        $  8.73               408
                                                   2002          8.73           7.62               830
                                                   2003          7.62           9.96               972
                                                   2004          9.96          11.77             1,281
                                                   2005         11.77          13.58             1,544
                                                   2006         13.58          17.02             3,004
                                                   2007         17.02          19.10             3,266
                                                   2008         19.10          10.89             3,093

MFS(R) Total Return Division -- Class E(k)....     2004         10.04          10.93               541
                                                   2005         10.93          11.12             1,421
                                                   2006         11.12          12.30             1,656
                                                   2007         12.30          12.66             1,844
                                                   2008         12.66           9.72             1,503

MFS(R) Value Division.........................     1999          9.71           8.93             3,630
                                                   2000          8.93           9.91             4,947
                                                   2001          9.91          11.59            16,421
                                                   2002         11.59           9.83            19,478
                                                   2003          9.83          12.18            18,730
                                                   2004         12.18          13.40            18,015
                                                   2005         13.40          13.05            16,233
                                                   2006         13.05          15.23            13,096
                                                   2007         15.23          14.47            11,260
                                                   2008         14.47           9.51             9,015

Morgan Stanley EAFE(R) Index Division.........     1999         10.79          13.31             3,867
                                                   2000         13.31          11.24             8,036
                                                   2001         11.24           8.69            11,009
                                                   2002          8.69           7.15            12,551
                                                   2003          7.15           9.72            12,721
                                                   2004          9.72          11.49            10,709
                                                   2005         11.49          12.85            10,291
                                                   2006         12.85          15.96            10,009
                                                   2007         15.96          17.47             9,691
                                                   2008         17.47           9.99             9,244

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

Neuberger Berman Mid Cap Value Division.......     1999       $ 10.72        $ 12.46             2,437
                                                   2000         12.46          15.78             7,503
                                                   2001         15.78          15.19             9,095
                                                   2002         15.19          13.56             9,177
                                                   2003         13.56          18.28             9,002
                                                   2004         18.28          22.20            10,311
                                                   2005         22.20          24.61            11,157
                                                   2006         24.61          27.09             9,645
                                                   2007         27.09          27.68             8,313
                                                   2008         27.68          14.39             6,842

Oppenheimer Capital Appreciation
  Division -- Class E(m)......................     2005         10.02          10.90                65
                                                   2006         10.90          11.60               164
                                                   2007         11.60          13.11               378
                                                   2008         13.11           7.00               345

Oppenheimer Global Equity Division............     1999         12.42          15.36             9,322
                                                   2000         15.36          14.92            11,688
                                                   2001         14.92          12.37            12,089
                                                   2002         12.37          10.26            10,865
                                                   2003         10.26          13.22            10,015
                                                   2004         13.22          15.20             9,062
                                                   2005         15.20          17.44             8,299
                                                   2006         17.44          20.09             7,630
                                                   2007         20.09          21.13             6,775
                                                   2008         21.13          12.44             5,806

PIMCO Inflation Protected Bond
  Division -- Class E(n)......................     2006         11.07          11.19               275
                                                   2007         11.19          12.26               512
                                                   2008         12.26          11.29             2,964

PIMCO Total Return Division(h)................     2001         10.00          10.54             2,743
                                                   2002         10.54          11.41             8,937
                                                   2003         11.41          11.78             9,775
                                                   2004         11.78          12.24             9,739
                                                   2005         12.24          12.39            10,726
                                                   2006         12.39          12.83             9,738
                                                   2007         12.83          13.66             9,031
                                                   2008         13.66          13.58             8,058

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

RCM Technology Division(h)....................     2001       $ 10.00        $  7.44             2,035
                                                   2002          7.44           3.63             2,782
                                                   2003          3.63           5.66             6,376
                                                   2004          5.66           5.35             5,501
                                                   2005          5.35           5.88             4,228
                                                   2006          5.88           6.13             3,454
                                                   2007          6.13           7.97             4,717
                                                   2008          7.97           4.39             3,642

Russell 2000(R) Index Division................     1999         10.52          12.76             5,393
                                                   2000         12.76          12.12             9,115
                                                   2001         12.12          12.08             9,631
                                                   2002         12.08           9.48            10,366
                                                   2003          9.48          13.68            10,958
                                                   2004         13.68          15.92             9,451
                                                   2005         15.92          16.43             8,754
                                                   2006         16.43          19.14             8,072
                                                   2007         19.14          18.62             6,978
                                                   2008         18.62          12.23             6,134

SSgA Growth ETF Division -- Class E (formerly
  Cyclical Growth and Income ETF
  Division)(n)................................     2006         10.73          11.45                91
                                                   2007         11.45          11.96               231
                                                   2008         11.96           7.92               242

SSgA Growth and Income ETF Division -- Class E
  (formerly Cyclical Growth ETF Division)(n)..     2006         10.52          11.19                88
                                                   2007         11.19          11.66               140
                                                   2008         11.66           8.64               263

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

T. Rowe Price Large Cap Growth Division.......     1999       $ 11.00        $ 13.28             3,394
                                                   2000         13.28          13.05            12,475
                                                   2001         13.05          11.62            12,076
                                                   2002         11.62           8.80            10,694
                                                   2003          8.80          11.38            10,541
                                                   2004         11.38          12.35             9,724
                                                   2005         12.35          13.00             8,796
                                                   2006         13.00          14.54             7,871
                                                   2007         14.54          15.71             7,073
                                                   2008         15.71           9.02             6,007

T. Rowe Price Mid Cap Growth Division(h)......     2001         10.00           8.42             1,519
                                                   2002          8.42           4.66             2,342
                                                   2003          4.66           6.31             3,462
                                                   2004          6.31           7.36             4,025
                                                   2005          7.36           8.35             4,625
                                                   2006          8.35           8.79             4,609
                                                   2007          8.79          10.23             5,476
                                                   2008         10.23           6.10             4,599

T. Rowe Price Small Cap Growth Division.......     1999         12.01          15.18            14,008
                                                   2000         15.18          13.63            19,426
                                                   2001         13.63          12.25            18,640
                                                   2002         12.25           8.87            16,726
                                                   2003          8.87          12.34            15,888
                                                   2004         12.34          13.54            14,106
                                                   2005         13.54          14.84            12,499
                                                   2006         14.84          15.23            10,952
                                                   2007         15.23          16.53             9,232
                                                   2008         16.53          10.41             8,125

Western Asset Management Strategic Bond
  Opportunities Division(h)...................     2001         15.75          16.21               494
                                                   2002         16.21          17.55             1,215
                                                   2003         17.55          19.52             2,157
                                                   2004         19.52          20.55             2,415
                                                   2005         20.55          20.88             3,189
                                                   2006         20.88          21.66             3,134
                                                   2007         21.66          22.26             2,757
                                                   2008         22.26          18.68             2,080

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

Western Asset Management U.S. Government
  Division(h).................................     2001       $ 14.55        $ 15.07             1,178
                                                   2002         15.07          16.07             3,843
                                                   2003         16.07          16.13             3,166
                                                   2004         16.13          16.41             2,998
                                                   2005         16.41          16.49             3,099
                                                   2006         16.49          16.96             2,936
                                                   2007         16.96          17.48             2,695
                                                   2008         17.48          17.21             2,209

MetLife Aggressive Allocation Division........     2005          9.99          11.17               143
                                                   2006         11.17          12.81               628
                                                   2007         12.81          13.09             1,037
                                                   2008         13.09           7.72             1,047

MetLife Conservative Allocation Division......     2005          9.99          10.32               188
                                                   2006         10.32          10.93               774
                                                   2007         10.93          11.42             1,576
                                                   2008         11.42           9.69             1,715

MetLife Conservative to Moderate Allocation
  Division....................................     2005          9.99          10.55               824
                                                   2006         10.55          11.44             2,444
                                                   2007         11.44          11.87             4,103
                                                   2008         11.87           9.21             3,893

MetLife Moderate Allocation Division..........     2005          9.99          10.77             1,278
                                                   2006         10.77          11.93             4,488
                                                   2007         11.93          12.32             8,150
                                                   2008         12.32           8.71             7,924

MetLife Moderate to Aggressive Allocation
  Division....................................     2005          9.99          11.00               653
                                                   2006         11.00          12.44             2,721
                                                   2007         12.44          12.79             4,670
                                                   2008         12.79           8.22             4,739



---------
NOTES:

a    INCEPTION DATE: JULY 5, 2000.

b    INCEPTION DATE: APRIL 30, 2007.

c THE ASSETS OF STATE STREET RESEARCH INCOME DIVISION WERE MERGED INTO THIS INVESTMENT DIVISION ON APRIL 29, 2002. ACCUMULATION UNIT VALUES PRIOR TO APRIL 29, 2002 ARE THOSE OF STATE STREET RESEARCH INCOME DIVISION.

d THE ASSETS OF LOOMIS SAYLES HIGH YIELD BOND DIVISION WERE MERGED INTO THIS INVESTMENT DIVISION ON APRIL 29, 2002. ACCUMULATION UNIT VALUES PRIOR TO APRIL 29, 2002 ARE THOSE OF LOOMIS SAYLES HIGH YIELD BOND DIVISION.

e    INCEPTION DATE: APRIL 28, 2008.

f    INCEPTION DATE: MAY 1, 2002.

g THE ASSETS OF THE JANUS GROWTH DIVISION WERE MERGED INTO THE JANUS AGGRESSIVE GROWTH DIVISION ON APRIL 28, 2003. ACCUMULATION UNIT VALUES PRIOR TO APRIL 28, 2003 ARE THOSE OF JANUS GROWTH DIVISION.

h    INCEPTION DATE: MAY 1, 2001.

i THE INVESTMENT DIVISION WITH THE NAME FI MID CAP OPPORTUNITIES WAS MERGED INTO THE JANUS MID CAP DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004 AND WAS RENAMED FI MID CAP OPPORTUNITIES. THE INVESTMENT DIVISION WITH THE NAME FI MID CAP OPPORTUNITIES ON APRIL 30, 2004 CEASED TO EXIST. THE ACCUMULATION UNIT VALUES HISTORY PRIOR TO MAY 1, 2004 IS THAT OF THE JANUS MID CAP DIVISION.

j THE ASSETS IN MET/PUTNAM VOYAGER INVESTMENT DIVISION WERE MERGED INTO JENNISON GROWTH DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005. THE MET/PUTNAM VOYAGER INVESTMENT DIVISION IS NO LONGER AVAILABLE.

k    INCEPTION DATE: MAY 1, 2004.

l THE ASSETS OF THE MFS(R) INVESTORS TRUST DIVISION WERE MERGED INTO THE LEGG MASON VALUE EQUITY DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 1, 2006. ACCUMULATION UNIT VALUES PRIOR TO MAY 1, 2006 ARE THOSE OF MFS(R) INVESTORS TRUST DIVISION.

m    INCEPTION DATE: MAY 1, 2005.

n    INCEPTION DATE: MAY 1, 2006.

o THE ASSETS OF BLACKROCK LARGE CAP DIVISION (FORMERLY BLACKROCK INVESTMENT TRUST DIVISION) OF THE METROPOLITAN FUND WERE MERGED INTO THE BLACKROCK LARGE CAP CORE DIVISION OF THE MET INVESTORS FUND ON APRIL 30, 2007. ACCUMULATION UNIT VALUES PRIOR TO APRIL 30, 2007 ARE THOSE OF THE BLACKROCK LARGE CAP DIVISION.

* WE ARE WAIVING A PORTION OF THE SEPARATE ACCOUNT CHARGE FOR THE INVESTMENT DIVISION INVESTING IN THE BLACKROCK LARGE CAP CORE PORTFOLIO. PLEASE SEE THE TABLE OF EXPENSES FOR MORE INFORMATION.

APPENDIX C

PORTFOLIO LEGAL AND MARKETING NAMES

SERIES FUND/TRUST                        LEGAL NAME OF PORTFOLIO SERIES                 MARKETING NAME
-----------------                      ----------------------------------     ----------------------------------
AMERICAN FUNDS INSURANCE SERIES(R)                  Bond Fund                      American Funds Bond Fund
AMERICAN FUNDS INSURANCE SERIES(R)      Global Small Capitalization Fund          American Funds Global Small
                                                                                      Capitalization Fund
AMERICAN FUNDS INSURANCE SERIES(R)             Growth-Income Fund              American Funds Growth-Income Fund
AMERICAN FUNDS INSURANCE SERIES(R)                 Growth Fund                    American Funds Growth Fund
METROPOLITAN SERIES FUND, INC.         FI Mid Cap Opportunities Portfolio     FI Mid Cap Opportunities Portfolio
                                                                                          (Fidelity)
METROPOLITAN SERIES FUND, INC.             FI Value Leaders Portfolio             FI Value Leaders Portfolio
                                                                                          (Fidelity)

APPENDIX D

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                                              PAGE

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............................     2

SERVICES....................................................................     2

PRINCIPAL UNDERWRITER.......................................................     2

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT...........................     2

EXPERIENCE FACTOR...........................................................     2

VARIABLE INCOME PAYMENTS....................................................     2

CALCULATING THE ANNUITY UNIT VALUE..........................................     3

ADVERTISEMENT OF THE SEPARATE ACCOUNT.......................................     6

VOTING RIGHTS...............................................................     7

ERISA.......................................................................     8

TAXES.......................................................................     9

WITHDRAWALS.................................................................    13

FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT................................     1

FINANCIAL STATEMENTS OF METLIFE.............................................   F-1

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[ ] Metropolitan Life Separate Account E

[ ] Metropolitan Series Fund, Inc.

[ ] Met Investors Series Trust

[ ] American Funds Insurance Series(R)

[ ] I have changed my address. My current address is:




----------------------------------------
                                              Name ---------------------------------
            (Contract Number)

----------------------------------------    Address --------------------------------

                (Signature)                         --------------------------------
                                                                                 zip



Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893

(METLIFE LOGO)                                                                  PRSRT STD
Metropolitan Life Insurance Company                                         U.S. Postage Paid
Johnstown Office, 500 Schoolhouse Road                                           METLIFE
Johnstown, PA 15907-2914

                          Supplement Dated May 1, 2009
                                     to the

                         Prospectus Dated April 28, 2008


                      Metropolitan Life Separate Account E
    Preference Plus(R) Account Variable Deferred and Income Annuity Contracts

                                    Issued by
                       Metropolitan Life Insurance Company
                                 200 Park Avenue
                            New York, New York 10166


This supplement updates certain information in the prospectus dated April 28, 2008, describing Preference Plus(R) Account variable annuity Contracts funded by Metropolitan Life Separate Account E. The Income Annuities are no longer available. You should read and retain this supplement for future reference. For more information, request a copy of the prospectus and the Statement of Additional Information ("SAI"), dated May 1, 2009. The SAI is considered part of this supplement as though it were included in the supplement. To request a free copy of the prospectus, SAI or to ask questions, write or call Metropolitan Life Insurance Company, 1600 Division Road, West Warwick, RI 02893 or telephone 1-800-638-7732.


An investment in any variable annuity involves investment risk. You could lose money you invest. Money invested is Not: a bank deposit or obligation; federally insured or guaranteed; or endorsed by any bank or other financial institution.

The Securities and Exchange Commission has a Web site (http://www.sec.gov) which you may visit to view the complete prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if the prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Supplement is not valid unless preceded by the current Metropolitan Series Fund(R), Inc., the Met Investors Series Trust, and the American Funds Insurance Series prospectuses which contain additional information about each Fund. You should read these prospectuses and keep them for future reference.

                                                                 MAY 1, 2009


You decide how to allocate your money among the various available investment choices for the Deferred Annuity. The investment choices available to you are listed in the Contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed Interest Account/Fixed Income Option (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), a Portfolio of the Calvert Variable Series, Inc. ("Calvert Fund"), Portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series(R) ("American Funds(R)"). For your convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.


                  AMERICAN FUNDS(R)
AMERICAN FUNDS BOND         AMERICAN FUNDS GROWTH
AMERICAN FUNDS GLOBAL       AMERICAN FUNDS GROWTH-
SMALL CAPITALIZATION        INCOME
                    CALVERT FUND
SOCIAL BALANCED
                 MET INVESTORS FUND
AMERICAN FUNDS BALANCED     MET/FRANKLIN INCOME
ALLOCATION                  MET/FRANKLIN MUTUAL
AMERICAN FUNDS GROWTH       SHARES
ALLOCATION                  MET/FRANKLIN TEMPLETON
AMERICAN FUNDS MODERATE     FOUNDING STRATEGY
ALLOCATION                  MET/TEMPLETON GROWTH
BLACKROCK LARGE CAP CORE    MFS(R) RESEARCH
CLARION GLOBAL REAL ESTATE  INTERNATIONAL
HARRIS OAKMARK              OPPENHEIMER CAPITAL
INTERNATIONAL               APPRECIATION
JANUS FORTY                 PIMCO INFLATION
LAZARD MID CAP              PROTECTED BOND
LEGG MASON PARTNERS         PIMCO TOTAL RETURN
AGGRESSIVE GROWTH           RCM TECHNOLOGY
LEGG MASON VALUE EQUITY     SSGA GROWTH AND INCOME
LORD ABBETT BOND DEBENTURE  ETF
MET/AIM SMALL CAP GROWTH    SSGA GROWTH ETF
                            T. ROWE PRICE MID CAP
                            GROWTH
                  METROPOLITAN FUND
ARTIO INTERNATIONAL STOCK   METLIFE CONSERVATIVE
BARCLAYS CAPITAL AGGREGATE  ALLOCATION
BOND INDEX                  METLIFE CONSERVATIVE TO
BLACKROCK AGGRESSIVE        MODERATE ALLOCATION
GROWTH                      METLIFE MID CAP STOCK
BLACKROCK BOND INCOME       INDEX
BLACKROCK DIVERSIFIED       METLIFE MODERATE
BLACKROCK LARGE CAP VALUE   ALLOCATION
BLACKROCK LEGACY LARGE CAP  METLIFE MODERATE TO
GROWTH                      AGGRESSIVE ALLOCATION
BLACKROCK STRATEGIC VALUE   METLIFE STOCK INDEX
DAVIS VENTURE VALUE         MFS(R) TOTAL RETURN
FI MID CAP OPPORTUNITIES    MFS(R) VALUE
FI VALUE LEADERS            MORGAN STANLEY EAFE(R)
JENNISON GROWTH             INDEX
LOOMIS SAYLES SMALL CAP     NEUBERGER BERMAN MID CAP
CORE                        VALUE
LOOMIS SAYLES SMALL CAP     OPPENHEIMER GLOBAL
GROWTH                      EQUITY
MET/ARTISAN MID CAP VALUE   RUSSELL 2000(R) INDEX
METLIFE AGGRESSIVE          T. ROWE PRICE LARGE CAP
ALLOCATION                  GROWTH
                            T. ROWE PRICE SMALL CAP
                            GROWTH
                            WESTERN ASSET MANAGEMENT
                            STRATEGIC BOND
                            OPPORTUNITIES
                            WESTERN ASSET MANAGEMENT
                            U.S. GOVERNMENT



Certain Portfolios have been subject to a name change. Please see Appendix A-1 "Additional Information Regarding the Portfolios".


                                 (METLIFE LOGO)

Add the following to the Prospectus dated April 28, 2008:


IMPORTANT TERMS YOU SHOULD KNOW

GOOD ORDER

A request or transaction generally is considered in "good order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in good order. If you have any questions, you should contact us or your MetLife Designated Office before submitting the form or request.

 TABLE OF EXPENSES -- PREFERENCE PLUS DEFERRED ANNUITIES AND PREFERENCE PLUS INCOME ANNUITIES

The following tables describe the fees and expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or Income Annuity or make transfers/reallocations between the investment divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply. There are no fees for the Fixed Income Option.

---------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES

  Sales Load Imposed on Purchase Payments...............................      None
  Early Withdrawal Charge (as a percentage of each purchase payment funding the withdrawal during the pay-in phase)(1).................  Up to 7%
  Exchange Fee..........................................................      None
  Surrender Fee.........................................................      None
  Account Reduction Loan Initiation Fee.................................    $75(2)
  Annual Account Reduction Loan Maintenance Fee (per loan outstanding)..    $50(2)
  Income Annuity Contract Fee(2)........................................      $350
  Transfer Fee..........................................................      None


1 AN EARLY WITHDRAWAL CHARGE OF UP TO 7% MAY APPLY IF YOU WITHDRAW PURCHASE PAYMENTS WITHIN 7 YEARS OF WHEN THEY WERE CREDITED TO YOUR DEFERRED ANNUITY. THE CHARGE ON PURCHASE PAYMENTS IS CALCULATED ACCORDING TO THE FOLLOWING SCHEDULE:

  DURING PURCHASE PAYMENT/CONTRACT YEAR
  1......................................................................       7%
  2......................................................................       6%
  3......................................................................       5%
  4......................................................................       4%
  5......................................................................       3%
  6......................................................................       2%
  7......................................................................       1%
  Thereafter.............................................................       0%


     THERE ARE TIMES WHEN THE EARLY WITHDRAWAL CHARGE DOES NOT APPLY TO AMOUNTS THAT ARE WITHDRAWN FROM A DEFERRED ANNUITY. FOR EXAMPLE, EACH CONTRACT YEAR YOU MAY TAKE THE GREATER OF 10% (20% UNDER CERTAIN DEFERRED ANNUITIES) OF YOUR ACCOUNT BALANCE OR YOUR PURCHASE PAYMENTS MADE OVER 7 YEARS AGO FREE OF EARLY WITHDRAWAL CHARGES.

2 EITHER OR BOTH FEES MAY BE WAIVED FOR CERTAIN GROUPS. THE LOAN MAINTENANCE FEE IS PAID ON A QUARTERLY BASIS AT THE END OF EACH QUARTER ON A PRO-RATA BASIS FROM THE INVESTMENT DIVISIONS AND THE FIXED INTEREST ACCOUNT IN WHICH YOU THEN HAVE A BALANCE.

     THERE IS A ONE-TIME CONTRACT FEE OF $350 FOR INCOME ANNUITIES. WE ARE CURRENTLY WAIVING THIS CHARGE.

--------------------------------------------------------------------------------

The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.

Annual Contract Fee(3)......................................................................   None
Separate Account Charge (as a percentage of your average account value)(4)
  General Administrative Expenses Charge....................................................   .50%
  Mortality and Expense Risk Charge.........................................................   .75%
  Total Separate Account Annual Charge(4)...........  Current and Maximum Guaranteed Charge:  1.25%


3 A $20 ANNUAL CONTRACT FEE IS IMPOSED ON MONEY IN THE FIXED INTEREST ACCOUNT. THIS FEE MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES.

4 PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT CHARGE WILL NOT EXCEED 1.25% OF YOUR AVERAGE BALANCE IN THE INVESTMENT DIVISIONS. FOR PURPOSES OF PRESENTATION HERE, WE ESTIMATED THE ALLOCATION BETWEEN GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK CHARGE FOR DEFERRED ANNUITIES OR THE AMOUNT OF UNDERLYING PORTFOLIO SHARES WE HAVE DESIGNATED IN THE INVESTMENT DIVISIONS TO GENERATE YOUR INCOME PAYMENTS FOR INCOME ANNUITIES.

     WE ARE WAIVING 0.08% OF THE SEPARATE ACCOUNT CHARGE FOR THE INVESTMENT DIVISION INVESTING IN THE BLACKROCK LARGE-CAP CORE PORTFOLIO.

--------------------------------------------------------------------------------

The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold your Contract. Certain Portfolios may impose a redemption fee in the future. All of the Portfolios listed below are Class A except for the BlackRock Large Cap Value, BlackRock Legacy Large Cap Growth, Clarion Global Real Estate, FI Value Leaders, Harris Oakmark International, Janus Forty, Lazard Mid Cap, Met/AIM Small Cap Growth, MFS(R) Total Return, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, SSga Growth ETF, SSga Growth and Income ETF Portfolios, which are Class E Portfolios, Met/Franklin Income, Met/Franklin Mutual Shares, Met/Franklin Templeton Founding Strategy and Met/Templeton Growth, which are Class B Portfolios, American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation, which are Class C Portfolios, and the Portfolios of the American Funds(R), which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund, the Calvert Fund and the American Funds(R) fees and expenses are contained in their respective prospectuses.

Total Annual Metropolitan Fund, Met Investors Fund and American        Minimum   Maximum
Funds(R)                                                               -------   -------
  Operating Expenses for the fiscal year ending December 31, 2008
     (expenses that are deducted from these Funds' assets include management fees, distribution fees (12b-1 fees) and other
     expenses).....................................................      0.29%     1.60%





AMERICAN FUNDS INSURANCE
SERIES(R) -- CLASS 2
ANNUAL EXPENSES
for fiscal year ending December 31,                                                                 CONTRACTUAL
2008                                                DISTRIBUTION             ACQUIRED    TOTAL       FEE WAIVER    NET TOTAL
(as a percentage of average daily net                  AND/OR               FUND FEES    ANNUAL        AND/OR       ANNUAL
assets)                                 MANAGEMENT     SERVICE      OTHER      AND     OPERATING      EXPENSE      OPERATING
                                            FEE     (12b-1) FEES  EXPENSES  EXPENSES*   EXPENSES   REIMBURSEMENT  EXPENSES**
----------------------------------------------------------------------------------------------------------------------------
American Funds Bond Fund..............     0.39%        0.25%       0.01%       --       0.65%           --          0.65%
American Funds Global Small
  Capitalization Fund.................     0.71%        0.25%       0.03%       --       0.99%           --          0.99%
American Funds Growth Fund............     0.32%        0.25%       0.01%       --       0.58%           --          0.58%
American Funds Growth-Income Fund.....     0.27%        0.25%       0.01%       --       0.53%           --          0.53%

                                                                                                  --------------------------





CALVERT FUND
ANNUAL EXPENSES
for fiscal year ending December 31,                                                                 CONTRACTUAL
2008                                                DISTRIBUTION             ACQUIRED    TOTAL       FEE WAIVER    NET TOTAL
(as a percentage of average daily net                  AND/OR               FUND FEES    ANNUAL        AND/OR       ANNUAL
assets)                                 MANAGEMENT     SERVICE      OTHER      AND     OPERATING      EXPENSE      OPERATING
                                            FEE     (12b-1) FEES  EXPENSES  EXPENSES*   EXPENSES   REIMBURSEMENT  EXPENSES**
----------------------------------------------------------------------------------------------------------------------------
Social Balanced Portfolio.............     0.70%         --         0.22%       --       0.92%           --          0.92%

                                                                                                  --------------------------





MET INVESTORS FUND
ANNUAL EXPENSES
for fiscal year ending December 31,                                                                 CONTRACTUAL
2008                                                DISTRIBUTION             ACQUIRED    TOTAL       FEE WAIVER    NET TOTAL
(as a percentage of average daily net                  AND/OR               FUND FEES    ANNUAL        AND/OR       ANNUAL
assets)                                 MANAGEMENT     SERVICE      OTHER      AND     OPERATING      EXPENSE      OPERATING
                                            FEE     (12b-1) FEES  EXPENSES  EXPENSES*   EXPENSES   REIMBURSEMENT  EXPENSES**
----------------------------------------------------------------------------------------------------------------------------
American Funds Balanced Allocation
  Portfolio -- Class C................     0.10%        0.55%       0.05%     0.40%      1.10%         0.05%         1.05%(1)
American Funds Growth Allocation
  Portfolio -- Class C................     0.10%        0.55%       0.05%     0.38%      1.08%         0.05%         1.03%(1)
American Funds Moderate Allocation
  Portfolio -- Class C................     0.10%        0.55%       0.05%     0.42%      1.12%         0.05%         1.07%(1)
BlackRock Large Cap Core
  Portfolio -- Class A................     0.58%           --       0.04%        --      0.62%            --         0.62%
Clarion Global Real Estate
  Portfolio -- Class E................     0.63%        0.15%       0.05%        --      0.83%            --         0.83%
Harris Oakmark International
  Portfolio -- Class E................     0.78%        0.15%       0.07%        --      1.00%            --         1.00%
Janus Forty Portfolio -- Class E......     0.64%        0.15%       0.04%        --      0.83%            --         0.83%
Lazard Mid Cap Portfolio -- Class E...     0.69%        0.15%       0.05%        --      0.89%            --         0.89%(2)
Legg Mason Partners Aggressive Growth
  Portfolio -- Class A................     0.63%           --       0.02%        --      0.65%            --         0.65%
Legg Mason Value Equity
  Portfolio -- Class A................     0.63%           --       0.04%        --      0.67%            --         0.67%
Lord Abbett Bond Debenture
  Portfolio -- Class A................     0.50%           --       0.03%        --      0.53%            --         0.53%
Met/AIM Small Cap Growth
  Portfolio -- Class E................     0.86%        0.15%       0.03%        --      1.04%            --         1.04%
Met/Franklin Income Portfolio -- Class
  B...................................     0.80%        0.25%       0.23%        --      1.28%         0.02%         1.26%(3)
Met/Franklin Mutual Shares
  Portfolio -- Class B................     0.80%        0.25%       0.55%        --      1.60%         0.45%         1.15%(4)
Met/Franklin Templeton Founding
  Strategy Portfolio -- Class B.......     0.05%        0.25%       0.08%     0.89%      1.27%         0.08%         1.19%(5)


MET INVESTORS FUND
ANNUAL EXPENSES
for fiscal year ending December 31,                                                                 CONTRACTUAL
2008                                                DISTRIBUTION             ACQUIRED    TOTAL       FEE WAIVER    NET TOTAL
(as a percentage of average daily net                  AND/OR               FUND FEES    ANNUAL        AND/OR       ANNUAL
assets)                                 MANAGEMENT     SERVICE      OTHER      AND     OPERATING      EXPENSE      OPERATING
                                            FEE     (12b-1) FEES  EXPENSES  EXPENSES*   EXPENSES   REIMBURSEMENT  EXPENSES**
----------------------------------------------------------------------------------------------------------------------------
Met/Templeton Growth
  Portfolio -- Class B................     0.70%        0.25%       0.59%        --      1.54%         0.47%         1.07%(6)
MFS(R) Research International
  Portfolio -- Class A................     0.70%           --       0.07%        --      0.77%            --         0.77%
Oppenheimer Capital Appreciation
  Portfolio -- Class E................     0.59%        0.15%       0.04%        --      0.78%            --         0.78%
PIMCO Inflation Protected Bond
  Portfolio -- Class E................     0.49%        0.15%       0.04%        --      0.68%            --         0.68%
PIMCO Total Return Portfolio -- Class
  A...................................     0.48%           --       0.04%        --      0.52%            --         0.52%
RCM Technology Portfolio -- Class A...     0.88%           --       0.09%        --      0.97%            --         0.97%
SSgA Growth and Income ETF
  Portfolio -- Class E................     0.33%        0.15%       0.08%     0.20%      0.76%         0.03%         0.73%(7)
SSgA Growth ETF Portfolio -- Class E..     0.33%        0.15%       0.08%     0.21%      0.77%         0.03%         0.74%(8)
T. Rowe Price Mid Cap Growth
  Portfolio -- Class A................     0.75%           --       0.03%        --      0.78%            --         0.78%

                                                                                                  --------------------------





METROPOLITAN FUND
ANNUAL EXPENSES
for fiscal year ending December 31,                                                                 CONTRACTUAL
2008                                                DISTRIBUTION             ACQUIRED    TOTAL       FEE WAIVER    NET TOTAL
(as a percentage of average daily net                  AND/OR               FUND FEES    ANNUAL        AND/OR       ANNUAL
assets)                                 MANAGEMENT     SERVICE      OTHER      AND     OPERATING      EXPENSE      OPERATING
                                            FEE     (12b-1) FEES  EXPENSES  EXPENSES*   EXPENSES   REIMBURSEMENT  EXPENSES**
----------------------------------------------------------------------------------------------------------------------------

Artio International Stock
  Portfolio -- Class A................     0.82%           --       0.13%        --      0.95%         0.03%         0.92%(9)
Barclays Capital Aggregate Bond Index
  Portfolio -- Class A................     0.25%           --       0.04%        --      0.29%         0.01%         0.28%(10)
BlackRock Aggressive Growth
  Portfolio -- Class A................     0.72%           --       0.05%        --      0.77%            --         0.77%
BlackRock Bond Income
  Portfolio -- Class A................     0.38%           --       0.05%        --      0.43%         0.01%         0.42%(11)
BlackRock Diversified
  Portfolio -- Class A................     0.45%           --       0.04%        --      0.49%            --         0.49%
BlackRock Large Cap Value
  Portfolio -- Class E................     0.67%        0.15%       0.05%        --      0.87%            --         0.87%
BlackRock Legacy Large Cap Growth
  Portfolio -- Class E................     0.73%        0.15%       0.05%        --      0.93%         0.01%         0.92%(12)
BlackRock Strategic Value
  Portfolio -- Class A................     0.84%           --       0.05%        --      0.89%            --         0.89%
Davis Venture Value Portfolio -- Class
  A...................................     0.70%           --       0.03%        --      0.73%         0.04%         0.69%(13)
FI Mid Cap Opportunities
  Portfolio -- Class A................     0.68%           --       0.07%        --      0.75%            --         0.75%
FI Value Leaders Portfolio -- Class
  E...................................     0.65%        0.15%       0.06%        --      0.86%            --         0.86%
Jennison Growth Portfolio -- Class A..     0.63%           --       0.04%        --      0.67%            --         0.67%
Loomis Sayles Small Cap Core
  Portfolio -- Class A................     0.90%           --       0.06%        --      0.96%         0.05%         0.91%(14)
Loomis Sayles Small Cap Growth
  Portfolio -- Class A................     0.90%           --       0.13%        --      1.03%         0.06%         0.97%(15)
Met/Artisan Mid Cap Value
  Portfolio -- Class A................     0.81%           --       0.04%        --      0.85%            --         0.85%
MetLife Aggressive Allocation
  Portfolio -- Class A................     0.10%           --       0.03%     0.72%      0.85%         0.03%         0.82%(16)
MetLife Conservative Allocation
  Portfolio -- Class A................     0.10%           --       0.02%     0.56%      0.68%         0.02%         0.66%(16)
MetLife Conservative to Moderate
  Allocation Portfolio -- Class A.....     0.09%           --       0.01%     0.61%      0.71%            --         0.71%(16)
MetLife Mid Cap Stock Index
  Portfolio -- Class A................     0.25%           --       0.08%        --      0.33%         0.01%         0.32%(10)
MetLife Moderate Allocation
  Portfolio -- Class A................     0.07%           --          --     0.65%      0.72%            --         0.72%(16)
MetLife Moderate to Aggressive
  Allocation Portfolio -- Class A.....     0.07%           --          --     0.68%      0.75%            --         0.75%(16)
MetLife Stock Index Portfolio -- Class
  A...................................     0.25%           --       0.04%        --      0.29%         0.01%         0.28%(10)
MFS(R) Total Return Portfolio -- Class
  E...................................     0.53%        0.15%       0.05%        --      0.73%            --         0.73%
MFS(R) Value Portfolio -- Class A.....     0.72%           --       0.08%        --      0.80%         0.07%         0.73%(17)
Morgan Stanley EAFE(R) Index
  Portfolio -- Class A................     0.30%           --       0.12%     0.01%      0.43%         0.01%         0.42%(18)
Neuberger Berman Mid Cap Value
  Portfolio -- Class A................     0.65%           --       0.04%        --      0.69%            --         0.69%


METROPOLITAN FUND
ANNUAL EXPENSES
for fiscal year ending December 31,                                                                 CONTRACTUAL
2008                                                DISTRIBUTION             ACQUIRED    TOTAL       FEE WAIVER    NET TOTAL
(as a percentage of average daily net                  AND/OR               FUND FEES    ANNUAL        AND/OR       ANNUAL
assets)                                 MANAGEMENT     SERVICE      OTHER      AND     OPERATING      EXPENSE      OPERATING
                                            FEE     (12b-1) FEES  EXPENSES  EXPENSES*   EXPENSES   REIMBURSEMENT  EXPENSES**
----------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Equity
  Portfolio -- Class A................     0.52%           --       0.09%        --      0.61%            --         0.61%
Russell 2000(R) Index
  Portfolio -- Class A................     0.25%           --       0.07%     0.01%      0.33%         0.01%         0.32%(10)
T. Rowe Price Large Cap Growth
  Portfolio -- Class A................     0.60%           --       0.07%        --      0.67%            --         0.67%
T. Rowe Price Small Cap Growth
  Portfolio -- Class A................     0.51%           --       0.08%        --      0.59%            --         0.59%
Western Asset Management Strategic
  Bond Opportunities
  Portfolio -- Class A................     0.60%           --       0.05%        --      0.65%            --         0.65%
Western Asset Management U.S.
  Government Portfolio -- Class A.....     0.48%           --       0.04%        --      0.52%            --         0.52%

                                                                                                  --------------------------



* ACQUIRED FUND FEES AND EXPENSES ARE FEES AND EXPENSES INCURRED INDIRECTLY BY A PORTFOLIO AS A RESULT OF INVESTING IN SHARES OF ONE OR MORE UNDERLYING PORTFOLIOS.

** NET TOTAL ANNUAL OPERATING EXPENSES DO NOT REFLECT: (1) VOLUNTARY WAIVERS OF FEES OR EXPENSES; (2) CONTRACTUAL WAIVERS THAT ARE IN EFFECT FOR LESS THAN ONE YEAR FROM THE DATE OF THIS PROSPECTUS; OR (3) EXPENSE REDUCTIONS RESULTING FROM CUSTODIAL FEE CREDITS OR DIRECTED BROKERAGE ARRANGEMENTS.

++ FEES AND EXPENSES OF THIS PORTFOLIO ARE BASED ON THE PORTFOLIO'S FISCAL YEAR ENDED OCTOBER 31, 2008.

++++ FEES AND EXPENSES OF THIS PORTFOLIO ARE BASED ON THE PORTFOLIO'S FISCAL
     YEAR ENDED JANUARY 31, 2009.

1 THE PORTFOLIO IS A "FUND OF FUNDS" THAT INVESTS SUBSTANTIALLY ALL OF ITS ASSETS IN PORTFOLIOS OF THE AMERICAN FUNDS INSURANCE SERIES. BECAUSE THE PORTFOLIO INVESTS IN OTHER UNDERLYING PORTFOLIOS, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE MANAGEMENT FEE.

     THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES (EXCLUDING ACQUIRED FUND FEES AND EXPENSES AND 12B-1 FEES) TO 0.10%.

2 OTHER EXPENSES INCLUDE 0.02% OF DEFERRED EXPENSE REIMBURSEMENT FROM A PRIOR PERIOD.

3 THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES TO 0.90%, EXCLUDING 12B-1 FEES. DUE TO A VOLUNTARY MANAGEMENT FEE WAIVER NOT REFLECTED IN THE TABLE, THE PORTFOLIO'S ACTUAL NET OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2008 WERE 0.88% FOR THE CLASS A SHARES AND 1.14% FOR THE CLASS B SHARES.

4 THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES TO 0.90%, EXCLUDING 12B-1 FEES.

5 THE PORTFOLIO IS A "FUND OF FUNDS" THAT INVESTS EQUALLY IN THREE OTHER PORTFOLIOS OF THE MET INVESTORS SERIES TRUST: THE MET/FRANKLIN INCOME PORTFOLIO, THE MET/FRANKLIN MUTUAL SHARES PORTFOLIO AND THE MET/TEMPLETON GROWTH PORTFOLIO. BECAUSE THE PORTFOLIO INVESTS IN OTHER UNDERLYING PORTFOLIOS, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE MANAGEMENT FEE.

     THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES (EXCLUDING ACQUIRED FUND FEES AND EXPENSES AND 12B-1 FEES) TO 0.05%.

6 THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES TO 0.80%, EXCLUDING 12B-1 FEES. DUE TO A VOLUNTARY MANAGEMENT FEE WAIVER NOT REFLECTED IN THE TABLE, THE PORTFOLIO'S ACTUAL NET OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2008 WERE 0.80% FOR THE CLASS A SHARES AND 1.05% FOR THE CLASS B SHARES.

7 THE PORTFOLIO PRIMARILY INVESTS ITS ASSETS IN OTHER INVESTMENT COMPANIES KNOWN AS EXCHANGE-TRADED FUNDS ("UNDERLYING ETFS"). AS AN INVESTOR IN AN UNDERLYING ETF OR OTHER INVESTMENT COMPANY, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING ETF OR OTHER INVESTMENT COMPANY, INCLUDING THE MANAGEMENT FEE.

     THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO WAIVE A PORTION OF THE MANAGEMENT FEE EQUAL TO 0.03% OF THE FIRST $500 MILLION OF AVERAGE DAILY NET ASSETS.

     THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT AN AMENDED MANAGEMENT FEE AGREEMENT AS IF THE FEES HAD BEEN IN EFFECT DURING THE PREVIOUS FISCAL YEAR.

     OTHER EXPENSES INCLUDE 0.03% OF DEFERRED EXPENSE REIMBURSEMENT FROM A PRIOR PERIOD.

8 THE PORTFOLIO PRIMARILY INVESTS ITS ASSETS IN OTHER INVESTMENT COMPANIES KNOWN AS EXCHANGE-TRADED FUNDS ("UNDERLYING ETFS"). AS AN INVESTOR IN AN UNDERLYING ETF OR OTHER INVESTMENT COMPANY, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING ETF OR OTHER INVESTMENT COMPANY, INCLUDING THE MANAGEMENT FEE.

     THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO WAIVE A PORTION OF THE MANAGEMENT FEE EQUAL TO 0.03% OF THE FIRST $500 MILLION OF AVERAGE DAILY NET ASSETS.

     THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT AN AMENDED MANAGEMENT FEE AGREEMENT AS IF THE FEES HAD BEEN IN EFFECT DURING THE PREVIOUS FISCAL YEAR.

     OTHER EXPENSES INCLUDE 0.02% OF DEFERRED EXPENSE REIMBURSEMENT FROM A PRIOR PERIOD.

9 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.81% FOR THE FIRST $500 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND 0.78% FOR THE NEXT $500 MILLION.

10 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO 0.243%.

11 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.325% FOR THE PORTFOLIO'S AVERAGE DAILY NET ASSETS IN EXCESS OF $1 BILLION BUT LESS THAN $2 BILLION.

12 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.73% FOR THE FIRST $300 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND 0.705% FOR THE NEXT $700 MILLION.

13 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.75% FOR THE FIRST $50 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS, 0.70% FOR THE NEXT $450 MILLION, 0.65% FOR THE NEXT $4 BILLION, AND 0.625% FOR AMOUNTS OVER $4.5 BILLION.

14 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.85% FOR THE FIRST $500 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND 0.80% FOR AMOUNTS OVER $500 MILLION.

15 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.85% FOR THE FIRST $100 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND 0.80% FOR AMOUNTS OVER $100 MILLION.

16 THE PORTFOLIO IS A "FUND OF FUNDS" THAT INVESTS SUBSTANTIALLY ALL OF ITS ASSETS IN OTHER PORTFOLIOS OF THE MET INVESTORS SERIES TRUST AND THE METROPOLITAN SERIES FUND, INC. BECAUSE THE PORTFOLIO INVESTS IN OTHER UNDERLYING PORTFOLIOS, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE MANAGEMENT FEE.

     METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO WAIVE FEES OR PAY ALL EXPENSES (OTHER THAN ACQUIRED FUND FEES AND EXPENSES, BROKERAGE COSTS, TAXES, INTEREST AND ANY EXTRAORDINARY EXPENSES) SO AS TO LIMIT NET OPERATING EXPENSES OF THE PORTFOLIO TO 0.10% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES, 0.35% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B SHARES AND 0.25% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS E SHARES.

17 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.65% FOR THE FIRST $1.25 BILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS, 0.60% FOR THE NEXT $250 MILLION, AND 0.50% FOR AMOUNTS OVER $1.5 BILLION.

18 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO 0.293%.


EXAMPLES
   The examples are intended to help you compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolios and expenses (described in the third table).

EXAMPLE 1.
This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:
  - there was no allocation to the Fixed Interest Account (no Contract Fee was charged);
  -  reimbursement and/or waiver of expenses was not in effect;
  -  you bear the minimum or maximum fees and expenses of any of the Portfolios;
  -  the underlying Portfolio earns a 5% annual return; and
  - you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.


                                                          1        3         5        10
                                                        YEAR     YEARS     YEARS     YEARS
------------------------------------------------------------------------------------------
Maximum..............................................   $932    $1,363    $1,800    $3,160
Minimum..............................................   $810    $  986    $1,138    $1,828



EXAMPLE 2.
This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:
  - there was no allocation to the Fixed Interest Account (no Contract Fee was charged);
  -  reimbursement and/or waiver of expenses was not in effect;
  -  you bear the minimum or maximum fees and expenses of any of the Portfolios;
  -  the underlying Portfolio earns a 5% annual return; and
  - you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) after owning your Deferred Annuity for more than two years or do not surrender your Deferred Annuity. (No early withdrawal charges are deducted.)


                                                           1       3         5        10
                                                         YEAR    YEARS     YEARS     YEARS
------------------------------------------------------------------------------------------
Maximum...............................................   $288     $882    $1,500    $3,160
Minimum...............................................   $157     $486    $  838    $1,828



EXAMPLE 3.
This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:
  - there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Contract Fee was charged);
  -  reimbursement and/or waiver of expenses was not in effect;
  -  you bear the minimum or maximum fees and expenses of any of the Portfolios;
  -  the underlying Portfolio earns a 5% annual return;
  -  you bear the Income Annuity Contract Fee; and
  - you purchase an Income Annuity or you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) during the first year. (No early withdrawal charges are deducted.)


                                                          1        3         5        10
                                                        YEAR     YEARS     YEARS     YEARS
------------------------------------------------------------------------------------------
Maximum..............................................   $638    $1,232    $1,850    $3,510
Minimum..............................................   $507    $  836    $1,188    $2,178

 ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION

See Appendix B.

METLIFE


Metropolitan Life Insurance Company ("MetLife" or the "Company") is a wholly-owned subsidiary of MetLife, Inc. (NYSE: MET), a publicly traded company. MetLife's home office is located at 200 Park Avenue, New York, New York 10166-0188. MetLife was formed under the laws of New York State in 1868. MetLife, Inc. is a leading provider of individual insurance, employee benefits and financial services with operations throughout the United States and the Latin America, Europe and Asia Pacific regions. Through its subsidiaries and affiliates, MetLife, Inc. offers life insurance, annuities, automobile and homeowners insurance, retail banking and other financial services to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. For more information, please visit www.metlife.com.

METROPOLITAN LIFE SEPARATE ACCOUNT E


We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

A DEFERRED ANNUITY

Add the following sentence to the end of the second paragraph in the Prospectus dated April 28, 2008:

Therefore, under current federal law, a purchaser who has or is contemplating a civil union or same sex marriage should note that the rights of a spouse under the spousal continuation provisions of this contract will not be available to such partner or same sex marriage spouse.

YOUR INVESTMENT CHOICES

The Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds(R) and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, Met Investors Fund and American Funds(R) prospectuses are attached at the end of this Prospectus. If the Calvert Social Balanced Portfolio is available to you, then you will also receive a Calvert Fund prospectus. You should read the prospectuses carefully before making purchase payments to the investment divisions. The Class A shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on American Funds(R) Portfolios, which are Class 2, and the following
Portfolios: BlackRock Large Cap Value, BlackRock Legacy Large Cap Growth, Clarion Global Real Estate, FI Value Leaders, Harris Oakmark International, Janus Forty, Lazard Mid Cap, Met/AIM Small Cap Growth, MFS(R) Total Return, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, SSgA Growth ETF, SSgA Growth and Income ETF Portfolios, which are Class E, Met/Franklin Income, Met/Franklin Mutual Shares, Met/Franklin Templeton Founding Strategy and Met/Templeton Growth, which are Class B, and American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation, which are Class C.

The investment choices are listed in alphabetical order (based upon the Portfolios' legal names). (See Appendix C, Portfolio Legal and Marketing Names). The investment divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. The degree of investment risk you assume will depend on the investment divisions you choose. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance and income payments based upon amounts allocated to the investment divisions may go down as well as up.

METROPOLITAN FUND ASSET ALLOCATION PORTFOLIOS

The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio, and the MetLife Aggressive Allocation Portfolio, also known as the "asset allocation portfolios," are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation portfolios will bear its pro-rata portion of the fees and expenses incurred by the underlying Portfolios in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the asset allocation portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.

MET INVESTORS FUND ASSET ALLOCATION PORTFOLIOS

The American Funds Balanced Allocation Portfolio, the American Funds Growth Allocation Portfolio and the American Funds Moderate Allocation Portfolio, also known as "asset allocation portfolios", are "funds of funds" Portfolios that invest substantially all of their assets in portfolios of the American Funds Insurance Series(R). Therefore, each of these asset allocation portfolios will bear its pro-rate share of the fees and expenses incurred by the underlying portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolio. The expense levels will vary over time, depending on the mix of underlying portfolios in which the asset allocation portfolio invests. Underlying portfolios consist of American Funds(R) portfolios that are currently available for investment directly under the Contract and other underlying American Funds(R) portfolios which are not made available directly under the Contract.

MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

The Met/Franklin Templeton Founding Strategy Portfolio is a "funds of funds" Portfolio that invests equally in three other portfolios of the Met Investors
Fund: the Met/Franklin Income Portfolio, the Met/Franklin Mutual Shares Portfolio and the Met/Templeton Growth Portfolio. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee.

EXCHANGE-TRADED FUNDS PORTFOLIOS

The SSgA Growth ETF Portfolio and the SSgA Growth and Income ETF Portfolio are asset allocation portfolios and "fund of funds," which invest substantially all of their assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, each portfolio also will bear its pro-rata portion of the fees and expenses incurred by the Underlying ETF or other investment company in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the portfolios. The expense levels will vary over time depending on the mix of Underlying ETFs in which these portfolios invest.


                                                                  INVESTMENT MANAGER/
                                                                    SUB-INVESTMENT
          PORTFOLIO                  INVESTMENT OBJECTIVE               MANAGER
          ---------                  --------------------         -------------------
      AMERICAN FUNDS(R)
American Funds Bond Fund        Seeks to maximize current        Capital Research and
                                income and preserve capital by   Management Company
                                investing primarily in fixed-
                                income securities.
American Funds Global Small     Seeks capital appreciation       Capital Research and
  Capitalization Fund           through stocks.                  Management Company
American Funds Growth Fund      Seeks capital appreciation       Capital Research and
                                through stocks.                  Management Company
American Funds Growth-Income    Seeks both capital               Capital Research and
  Fund                          appreciation and income.         Management Company
         CALVERT FUND
Social Balanced Portfolio       Seeks to achieve a competitive   Calvert Asset
                                total return through an          Management Company,
                                actively managed portfolio of    Inc. Sub-Investment
                                stocks, bonds and money market   Manager: New
                                instruments which offer income   Amsterdam Partners
                                and capital growth opportunity   LLC and SSgA Funds
                                and which satisfy the            Management, Inc.
                                investment and social            manage the equity
                                criteria.                        portion. Calvert
                                                                 Asset Management
                                                                 Company, Inc.
                                                                 manages the fixed
                                                                 income portion and
                                                                 determines the
                                                                 overall asset class
                                                                 mix for the
                                                                 Portfolio.
     MET INVESTORS FUND#
American Funds Balanced         Seeks a balance between a high   MetLife Advisers,
  Allocation Portfolio          level of current income and      LLC
                                growth of capital with a
                                greater emphasis on growth of
                                capital.
American Funds Growth           Seeks growth of capital.         MetLife Advisers,
  Allocation Portfolio                                           LLC
American Funds Moderate         Seeks a high total return in     MetLife Advisers,
  Allocation Portfolio          the form of income and growth    LLC
                                of capital, with a greater
                                emphasis on income.
BlackRock Large Cap Core        Seeks long-term capital          MetLife Advisers,
  Portfolio                     growth.                          LLC
                                                                 Sub-Investment
                                                                 Manager: BlackRock
                                                                 Advisors, LLC
Clarion Global Real Estate      Seeks to provide total return    MetLife Advisers,
  Portfolio                     through investment in real       LLC
                                estate securities, emphasizing   Sub-Investment
                                both capital appreciation and    Manager: ING Clarion
                                current income.                  Real Estate
                                                                 Securities, L.P.
Harris Oakmark International    Seeks long-term capital          MetLife Advisers,
  Portfolio                     appreciation.                    LLC
                                                                 Sub-Investment
                                                                 Manager: Harris
                                                                 Associates L.P.

                                                                  INVESTMENT MANAGER/
                                                                    SUB-INVESTMENT
          PORTFOLIO                  INVESTMENT OBJECTIVE               MANAGER
          ---------                  --------------------         -------------------
Janus Forty Portfolio           Seeks capital appreciation.      MetLife Advisers,
                                                                 LLC
                                                                 Sub-Investment
                                                                 Manager: Janus
                                                                 Capital Management
                                                                 LLC
Lazard Mid Cap Portfolio        Seeks long-term growth of        MetLife Advisers,
                                capital.                         LLC Sub-Investment
                                                                 Manager: Lazard
                                                                 Asset Management LLC
Legg Mason Partners             Seeks capital appreciation.      MetLife Advisers,
  Aggressive Growth Portfolio                                    LLC
                                                                 Sub-Investment
                                                                 Manager: ClearBridge
                                                                 Advisors, LLC
Legg Mason Value Equity         Seeks long-term growth of        MetLife Advisers,
  Portfolio                     capital.                         LLC
                                                                 Sub-Investment
                                                                 Manager: Legg Mason
                                                                 Capital Management.
                                                                 Inc.
Lord Abbett Bond Debenture      Seeks high current income and    MetLife Advisers,
  Portfolio                     the opportunity for capital      LLC
                                appreciation to produce a high   Sub-Investment
                                total return.                    Manager: Lord,
                                                                 Abbett & Co. LLC
Met/AIM Small Cap Growth        Seeks long-term growth of        MetLife Advisers,
  Portfolio                     capital.                         LLC
                                                                 Sub-Investment
                                                                 Manager: Invesco Aim
                                                                 Capital Management,
                                                                 Inc.
Met/Franklin Income Portfolio   Seeks to maximize income while   MetLife Advisers,
                                maintaining prospects for        LLC
                                capital appreciation.            Sub-Investment
                                                                 Manager: Franklin
                                                                 Advisers, Inc.
Met/Franklin Mutual Shares      Seeks capital appreciation,      MetLife Advisers,
  Portfolio                     which may occasionally be        LLC
                                short-term. The Portfolio's      Sub-Investment
                                secondary investment objective   Manager: Franklin
                                is income.                       Mutual Advisers, LLC
Met/Franklin Templeton          Seeks capital appreciation and   MetLife Advisers,
  Founding Strategy Portfolio   secondarily seeks income.        LLC
Met/Templeton Growth            Seeks long-term capital          MetLife Advisers,
  Portfolio                     growth.                          LLC
                                                                 Sub-Investment
                                                                 Manager: Templeton
                                                                 Global Advisors
                                                                 Limited
MFS(R) Research International   Seeks capital appreciation.      MetLife Advisers,
  Portfolio                                                      LLC
                                                                 Sub-Investment
                                                                 Manager:
                                                                 Massachusetts
                                                                 Financial Services
                                                                 Company
Oppenheimer Capital             Seeks capital appreciation.      MetLife Advisers,
  Appreciation Portfolio                                         LLC
                                                                 Sub-Investment
                                                                 Manager:
                                                                 OppenheimerFunds,
                                                                 Inc.
PIMCO Inflation Protected       Seeks to provide maximum real    MetLife Advisers,
  Bond Portfolio                return, consistent with          LLC
                                preservation of capital and      Sub-Investment
                                prudent investment management.   Manager: Pacific
                                                                 Investment
                                                                 Management Company
                                                                 LLC
PIMCO Total Return Portfolio    Seeks maximum total return,      MetLife Advisers,
                                consistent with the              LLC
                                preservation of capital and      Sub-Investment
                                prudent investment management.   Manager: Pacific
                                                                 Investment
                                                                 Management Company
                                                                 LLC
RCM Technology Portfolio        Seeks capital appreciation; no   MetLife Advisers,
                                consideration is given to        LLC
                                income.                          Sub-Investment
                                                                 Manager: RCM Capital
                                                                 Management LLC
SSgA Growth and Income ETF      Seeks growth of capital and      MetLife Advisers,
  Portfolio                     income.                          LLC
                                                                 Sub-Investment
                                                                 Manager: SSgA Funds
                                                                 Management, Inc.
SSgA Growth ETF Portfolio       Seeks growth of capital.         MetLife Advisers,
                                                                 LLC
                                                                 Sub-Investment
                                                                 Manager: SSgA Funds
                                                                 Management, Inc.

                                                                  INVESTMENT MANAGER/
                                                                    SUB-INVESTMENT
          PORTFOLIO                  INVESTMENT OBJECTIVE               MANAGER
          ---------                  --------------------         -------------------
T. Rowe Price Mid Cap Growth    Seeks long-term growth of        MetLife Advisers,
  Portfolio                     capital.                         LLC
                                                                 Sub-Investment
                                                                 Manager: T. Rowe
                                                                 Price Associates,
                                                                 Inc.
      METROPOLITAN  FUND
Artio International Stock       Seeks long-term growth of        MetLife Advisers,
  Portfolio                     capital.                         LLC Sub-Investment
                                                                 Manager: Artio
                                                                 Global Management,
                                                                 LLC
Barclays Capital Aggregate      Seeks to equal the performance   MetLife Advisers,
  Bond Index Portfolio          of the Barclays Capital U.S.     LLC
                                Aggregate Bond Index.            Sub-Investment
                                                                 Manager: MetLife
                                                                 Investment Advisors
                                                                 Company, LLC
BlackRock Aggressive Growth     Seeks maximum capital            MetLife Advisers,
  Portfolio                     appreciation.                    LLC
                                                                 Sub-Investment
                                                                 Manager: BlackRock
                                                                 Advisors, LLC
BlackRock Bond Income           Seeks a competitive total        MetLife Advisers,
  Portfolio                     return primarily from            LLC
                                investing in fixed-income        Sub-Investment
                                securities.                      Manager: BlackRock
                                                                 Advisors, LLC
BlackRock Diversified           Seeks high total return while    MetLife Advisers,
  Portfolio                     attempting to limit investment   LLC
                                risk and preserve capital.       Sub-Investment
                                                                 Manager: BlackRock
                                                                 Advisors, LLC
BlackRock Large Cap Value       Seeks long-term growth of        MetLife Advisers,
  Portfolio                     capital.                         LLC
                                                                 Sub-Investment
                                                                 Manager: BlackRock
                                                                 Advisors, LLC
BlackRock Legacy Large Cap      Seeks long-term growth of        MetLife Advisers,
  Growth Portfolio              capital.                         LLC
                                                                 Sub-Investment
                                                                 Manager: BlackRock
                                                                 Advisors, LLC
BlackRock Strategic Value       Seeks high total return,         MetLife Advisers,
  Portfolio                     consisting principally of        LLC
                                capital appreciation.            Sub-Investment
                                                                 Manager: BlackRock
                                                                 Advisors, LLC
Davis Venture Value Portfolio   Seeks growth of capital.         MetLife Advisers,
                                                                 LLC
                                                                 Sub-Investment
                                                                 Manager: Davis
                                                                 Selected Advisers,
                                                                 L.P.
FI Mid Cap Opportunities        Seeks long-term growth of        MetLife Advisers,
  Portfolio                     capital.                         LLC
                                                                 Sub-Investment
                                                                 Manager: Pyramis
                                                                 Global Advisors, LLC
FI Value Leaders Portfolio      Seeks long-term growth of        MetLife Advisers,
                                capital.                         LLC
                                                                 Sub-Investment
                                                                 Manager: Pyramis
                                                                 Global Advisors, LLC
Jennison Growth Portfolio       Seeks long-term growth of        MetLife Advisers,
                                capital.                         LLC
                                                                 Sub-Investment
                                                                 Manager: Jennison
                                                                 Associates LLC
Loomis Sayles Small Cap Core    Seeks long-term capital growth   MetLife Advisers,
  Portfolio                     from investments in common       LLC
                                stocks or other equity           Sub-Investment
                                securities.                      Manager: Loomis,
                                                                 Sayles & Company,
                                                                 L.P.
Loomis Sayles Small Cap         Seeks long-term capital          MetLife Advisers,
  Growth Portfolio              growth.                          LLC
                                                                 Sub-Investment
                                                                 Manager: Loomis,
                                                                 Sayles & Company,
                                                                 L.P.
Met/Artisan Mid Cap Value       Seeks long-term capital          MetLife Advisers,
  Portfolio                     growth.                          LLC
                                                                 Sub-Investment
                                                                 Manager: Artisan
                                                                 Partners Limited
                                                                 Partnership
MetLife Aggressive Allocation   Seeks growth of capital.         MetLife Advisers,
  Portfolio                                                      LLC

                                                                  INVESTMENT MANAGER/
                                                                    SUB-INVESTMENT
          PORTFOLIO                  INVESTMENT OBJECTIVE               MANAGER
          ---------                  --------------------         -------------------
MetLife Conservative            Seeks high level of current      MetLife Advisers,
  Allocation Portfolio          income, with growth of capital   LLC
                                as a secondary objective.
MetLife Conservative to         Seeks high total return in the   MetLife Advisers,
  Moderate Allocation           form of income and growth of     LLC
  Portfolio                     capital, with a greater
                                emphasis on income.
MetLife Mid Cap Stock Index     Seeks to equal the performance   MetLife Advisers,
  Portfolio                     of the Standard & Poor's Mid     LLC
                                Cap 400(R) Composite Stock       Sub-Investment
                                Price Index.                     Manager: MetLife
                                                                 Investment Advisors
                                                                 Company, LLC
MetLife Moderate Allocation     Seeks a balance between a high   MetLife Advisers,
  Portfolio                     level of current income and      LLC
                                growth of capital, with a
                                greater emphasis on growth of
                                capital.
MetLife Moderate to             Seeks growth of capital.         MetLife Advisers,
  Aggressive Allocation                                          LLC
  Portfolio
MetLife Stock Index Portfolio   Seeks to equal the performance   MetLife Advisers,
                                of the Standard & Poor's         LLC
                                500(R) Composite Stock Price     Sub-Investment
                                Index.                           Manager: MetLife
                                                                 Investment Advisors
                                                                 Company, LLC
MFS(R) Total Return Portfolio   Seeks a favorable total return   MetLife Advisers,
                                through investment in a          LLC
                                diversified portfolio.           Sub-Investment
                                                                 Manager:
                                                                 Massachusetts
                                                                 Financial Services
                                                                 Company
MFS(R) Value Portfolio          Seeks capital appreciation.      MetLife Advisers,
                                                                 LLC
                                                                 Sub-Investment
                                                                 Manager:
                                                                 Massachusetts
                                                                 Financial Services
                                                                 Company
Morgan Stanley EAFE(R) Index    Seeks to equal the performance   MetLife Advisers,
  Portfolio                     of the MSCI EAFE(R) Index.       LLC
                                                                 Sub-Investment
                                                                 Manager: MetLife
                                                                 Investment Advisors
                                                                 Company, LLC
Neuberger Berman Mid Cap        Seeks capital growth.            MetLife Advisers,
  Value Portfolio                                                LLC
                                                                 Sub-Investment
                                                                 Manager: Neuberger
                                                                 Berman Management
                                                                 LCC
Oppenheimer Global Equity       Seeks capital appreciation.      MetLife Advisers,
  Portfolio                                                      LLC
                                                                 Sub-Investment
                                                                 Manager:
                                                                 OppenheimerFunds,
                                                                 Inc.
Russell 2000(R) Index           Seeks to equal the return of     MetLife Advisers,
  Portfolio                     the Russell 2000(R) Index.       LLC
                                                                 Sub-Investment
                                                                 Manager: MetLife
                                                                 Investment Advisors
                                                                 Company, LLC
T. Rowe Price Large Cap         Seeks long-term growth of        MetLife Advisers,
  Growth Portfolio              capital and, secondarily,        LLC
                                dividend income.                 Sub-Investment
                                                                 Manager: T. Rowe
                                                                 Price Associates,
                                                                 Inc.
T. Rowe Price Small Cap         Seeks long-term capital          MetLife Advisers,
  Growth Portfolio              growth.                          LLC
                                                                 Sub-Investment
                                                                 Manager: T. Rowe
                                                                 Price Associates,
                                                                 Inc.
Western Asset Management        Seeks to maximize total return   MetLife Advisers,
  Strategic Bond                consistent with preservation     LLC
  Opportunities Portfolio       of capital.                      Sub-Investment
                                                                 Manager: Western
                                                                 Asset Management
                                                                 Company
Western Asset Management U.S.   Seeks to maximize total return   MetLife Advisers,
  Government Portfolio          consistent with preservation     LLC Sub-Investment
                                of capital and maintenance of    Manager: Western
                                liquidity.                       Asset Management
                                                                 Company



# PRIOR TO MAY 1, 2009, MET ADVISORY, LLC WAS THE INVESTMENT MANAGER OF MET INVESTORS FUND. ON MAY 1, 2009, MET INVESTORS ADVISORY, LLC MERGED WITH AND INTO METLIFE ADVISERS, LLC, AND METLIFE ADVISERS, LLC HAS NOW BECOME THE INVESTMENT MANAGER OF THE MET INVESTORS FUND.

Some of the investment choices may not be available under the terms of your Deferred Annuity or Income Annuity. The Contract or other correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:

* Your employer, association or other group contract holder limits the available investment divisions.

* We have restricted the available investment divisions.

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, the Calvert Fund, the Met Investors Fund or the American Funds(R), invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The Calvert Social Balanced and American Funds(R) Portfolios are made available by the Calvert Fund and the American Funds(R), respectively, only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds(R) are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the 1940 Act. A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund and Met Investors Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Calvert Social Balanced Portfolio pays Calvert Asset Management Company, Inc. a monthly fee for its services as its investment manager. The Portfolios of the American Funds(R) pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as the other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for the Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds(R).

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The Calvert Fund prospectus discusses different separate accounts of the various insurance companies that invest in the portfolios of the Calvert Fund. The risks of these arrangements are also discussed in each Fund's prospectus.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

An investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment manager MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interest in MetLife Advisers, LLC entitles us to profit distributions if the investment manager makes a profit with respect to the advisory fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the adviser. (See the Table of Expenses for information on the investment management fees paid by the Portfolios and the SAI for the Portfolios for information on the investment management fees paid by the investment managers to the sub-investment managers.)

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio's 12b-1 Plan, if any, is described in more detail in each Portfolio's prospectus. (See the Fee Table and "Who Sells the Deferred Annuities and Income Annuities.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.

We select the Portfolios offered through this Contract based on a number of criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract Owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of contract value to such Portfolios.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series(R). (See "Who Sells the Deferred Annuities and Income Annuities.")

PURCHASE PAYMENTS -- SECTION 403(B) PLANS

Delete this section in the Prospectus dated April 28, 2008 and replace with the following:

The Internal Revenue Service announced new regulations affecting Section 403(b) plans and arrangements. As part of these regulations, that are generally effective January 1, 2009, employers will need to meet certain requirements in order for their employees' annuity contracts that fund these programs to retain a tax deferred status under Section 403(b). Prior to the new rules, transfers of one annuity contract to another would not result in a loss of tax deferred status under Section 403(b) under certain conditions (so-called "90-24 transfers"). The new regulations have the following effect regarding transfers:
(1) a newly issued contract funded by a transfer which is completed AFTER September 24, 2007, is subject to the employer requirements referred to above;
(2) additional purchase
payments made AFTER September 24, 2007, to a contract that was funded by a 90-24 transfer ON OR BEFORE September 24, 2007, MAY subject the contract to this new employer requirement.

In consideration of these regulations, we have determined to only make available the Contract/Certificate for purchase (including transfers) where your employer currently permits salary reduction contributions to be made to the Contract/Certificate.

If your Contract/Certificate was issued previously as a result of a 90-24 transfer completed on or before September 24, 2007, and you have never made salary reduction contributions into your Contract/Certificate, we urge you to consult with your tax advisor prior to making additional purchase payments.

TRANSFERS
You may make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. For us to process a transfer, you must tell us:

* The percentage or dollar amount of the transfer;

* The investment divisions (or Fixed Interest Account) from which you want the money to be transferred;

* The investment divisions (or Fixed Interest Account) to which you want the money to be transferred; and

* Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

Your transfer request must be in good order and completed prior to the close of the Exchange on a business day if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.

WE MAY REQUIRE YOU TO:

* Use our forms;

* Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy or if there is an outstanding loan from the Fixed Interest Account); or

* Transfer a minimum amount if the transfer is in connection with the Allocator.

Frequent requests from contract holders or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract holders and other persons who may have an interest in the Contracts (e.g., participants/annuitants).

We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the American Funds Global Small Capitalization, Artio International Stock, BlackRock Strategic Value, Clarion Global Real Estate, Harris Oakmark International, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, Lord Abbett Bond Debenture, Met/AIM Small Cap Growth, Met/Templeton Growth, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap Growth and Western Asset Management

Strategic Bond Opportunities Portfolios -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current account balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive transfer/reallocation activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer/reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS(R) MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter market timing. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, or other transfer/reallocation activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

Your third party administrator has its own standards with regard to monitoring activity in the Monitored Portfolios and how subsequent transfer/reallocation activity will be restricted once those standards are triggered. These standards and subsequent trading restrictions may be more or less restrictive than ours, and presently include restrictions on non-Monitored Portfolios. The differences in monitoring standards and restrictions are due to systems limitation and may change from time to time as those systems are upgraded.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract holders or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract holders or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract holder or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent trading policies established by the Portfolio.

In addition, contract holders or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract holders or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract holders or participant/annuitant). You should read the investment Portfolio prospectuses for more details.

CONTRACT FEE
There is no Separate Account annual contract fee.

* For all contracts, except the Keogh Deferred Annuity and certain TSA Deferred Annuities, you pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year, if your Account Balance is less than $10,000 and if you do not make purchase payments during the year.

* For the Keogh Deferred Annuity with individual participant recordkeeping (allocated) you pay a $20 charge applied against any amounts in the Fixed Interest Account.

* For the Keogh Deferred Annuity with no individual participant recordkeeping (unallocated), there is no contract fee.

* There is no contract fee for certain TSA Deferred Annuities.

ACCOUNT REDUCTION LOAN FEES

We make available account reduction loans. If your plan or group of which you are a participant or member permits account reduction loans, and you take an account reduction loan, there is a $75 account reduction loan initiation fee. This fee is paid from the requested loan principal amount. There is also a $50 annual maintenance fee per loan outstanding. The maintenance fee is taken pro-rata from each investment division and the Fixed Interest Account in which you then have a balance and is paid on a quarterly basis at the end of each quarter. Either or both fees may be waived for certain groups.

CHARGES
There are two types of charges you pay while you have money in an investment division:

* Insurance-related charge, and

* Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the early withdrawal charge may not fully cover all of the sales and deduction expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain contract charges.

INSURANCE-RELATED CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity. MetLife guarantees that the Separate Account insurance-related charge will not increase while you have this Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, for allocated Deferred Annuities, we bear the risk that the guaranteed death benefit we would pay should you die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk). The Separate Account charge you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges as part of the calculation of the Accumulation Unit Value.

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Four classes of shares available to the Deferred Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on which investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES
Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity taxes") only when you exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, currently range from .5% to 2.35% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

EARLY WITHDRAWAL CHARGES
An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. The early withdrawal charge does not apply in certain situations or upon the occurrence of certain events or circumstances. Unless the withdrawal qualifies under one of these situations, events or circumstances, withdrawal charges will apply where there is a request to divide the Account Balance due to a divorce. To determine the early withdrawal charge for Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or investment division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an early withdrawal charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis and then from earnings. Once we have determined the amount of the early withdrawal charge, we will then withdraw it from the Fixed Interest Account and the investment divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings. However, if the early withdrawal charge is greater than the rest of your purchase payments, then we will take the early withdrawal charges, in whole or in part, from your earnings.

For partial withdrawals, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed, and withdraw the early withdrawal charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an early withdrawal charge and pay you the rest.

The early withdrawal charge on purchase payments withdrawn is as follows:




                  During Purchase Payment/Contract Year

Year           1      2      3      4      5      6      7     8 & Later

Percentage     7%     6%     5%     4%     3%     2%     1%        0%




If you are a member of the Michigan Education Association and employed by a school district which purchased a TSA Deferred Annuity before January 15, 1996, then we impose the early withdrawal charge in the above table for the first seven Contract Years.

The early withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of early withdrawal charges we collect. However, we believe that our sales costs may exceed the early withdrawal charges we collect. If so, we will pay the difference out of our general profits.

When No withdrawal Charge Applies

DELETE THE LAST BULLET IN THIS SECTION OF THE PROSPECTUS DATED APRIL 28, 2008:

* Subject to availability in your state, if the early withdrawal charge that would apply if not for this provision. (1) would constitute less than 0.25% of your Account Balance and would be no more than $250 and (2) you transfer your total Account Balance to certain eligible MetLife contracts or certain eligible contracts of MetLife affiliates.

DEATH BENEFIT
Delete this section in the Prospectus dated April 28, 2008 and replace with the following:

One of the insurance guarantees we provide you under the Deferred Annuity is that your beneficiaries will be protected during the "pay-in" phase against market downturns. You name your beneficiary(ies) for TSA and 403(a) Deferred Annuities. Your beneficiary under a PEDC Deferred Annuity is the trustee or employer. Under an allocated Keogh Deferred Annuity the death benefit is paid to the plan's trustee. (There is no death benefit for the unallocated Keogh Deferred Annuity.) If you die during the pay-in phase, the death benefit your beneficiary receives will be the greatest of:

* Your Account Balance;

* Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or

* The total of all of your purchase payments less any partial withdrawals.

In each case, we deduct the amount of any outstanding loans from the death benefit.

For the allocated Keogh Deferred Annuity, your death benefit under the Deferred Annuity will be no more than your Account Balance.

The death benefit is determined as of the end of the business day on which we receive both due proof of death and as election for payment method.

Where there are multiple beneficiaries, the death benefit will only be determined as of the time the first beneficiary submits the necessary documentation in good order. If the death benefit payable is an amount that exceeds the Account Balance on the day it is determined, we will apply to the Contract an amount equal to the difference between the death benefit payable and the Account Balance, in accordance with the current allocation of the Account Balance. This death benefit amount remains in the investment divisions until each of the other beneficiaries submits the necessary documentation in good order to claim his/her death benefit. Any death benefit amounts held in the investment divisions on behalf of the remaining beneficiaries are subject to investment risk. There is no additional death benefit guarantee.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment. In the future, we may permit your beneficiary to have options other than applying the death benefit to a pay-out option or taking a lump sum cash payment.

TOTAL CONTROL ACCOUNT

The beneficiary may elect to have the Contract's death proceeds paid through an account called the Total Control Account at the time for payment. The Total Control Account is an interest-bearing account through which the beneficiary has complete access to the proceeds, with unlimited check writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate. You may also elect to have any Contract surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

INCOME ANNUITIES


INCOME PAYMENT TYPES

ADD THE FOLLOWING TO THE PROSPECTUS DATED APRIL 28, 2008 AFTER THE FIRST SENTENCE IN THE FOURTH PARAGRAPH IN THIS SECTION:


Where required by state law or under a qualified retirement plan, the annuitant's sex will not be taken into account in calculating income payments. Annuity rates will not be less than the guaranteed rates in the Contract at the time of purchase for the AIR and income payment type elected. Due to administrative, underwriting or Internal Revenue Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited.


REALLOCATIONS
You may make reallocations among investment divisions or from the investment divisions to the Fixed Income Option. Once you reallocate your income payment into the Fixed Income Option you may not later reallocate it into an investment division. There is no early withdrawal charge to make a reallocation. If you reside in certain states you may be limited to four options (including the Fixed Interest Option).

Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in good order prior to the close of the Exchange on that business day. All other reallocation requests in good order will be processed our next business day.

For us to process a reallocation, you must tell us:

* The percentage of the income payment to be reallocated;

* The investment division (or Fixed Income Option) (and the percentages allocated to each) to which you want to reallocate; and

* The investment division from which you want to reallocate.

When you request a reallocation from an investment division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

* First, we update the income payment amount to be reallocated from the investment division based upon the applicable Annuity Unit Value at the time of the reallocation;

* Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

* Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;

* Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

When you request a reallocation from one investment division to another, annuity units in one investment division are liquidated and annuity units in the other investment division are credited to you. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the investment division to which you have reallocated.

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations you may make, but never to fewer than one a month. If we do so, we will give you advance written notice. We may limit a beneficiary's ability to make a reallocation.

Here are examples of the effect of a reallocation on the income payment:

* Suppose you choose to reallocate 40% of your income payment supported by investment division A to the Fixed Income Option and the recalculated income payment supported by investment division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125 / $100) or $50, and your income payment supported by investment division A will be decreased by $40. (The number of annuity units in investment division A will be decreased as well.)

* Suppose you choose to reallocate 40% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $40 and your income payment supported by investment division A will be decreased by $40. (Changes will also be made to the number of annuity units in both investment divisions as well.)

We may require that you use our forms to make reallocations.

Frequent requests from contract holders or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract holders and other persons who may have an interest in the Contracts (e.g., participants/annuitants).

We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the American Funds Global Small Capitalization, Artio International Stock, BlackRock Strategic Value, Clarion Global Real Estate, Harris Oakmark International, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, Lord Abbett Bond Debenture, Met/AIM Small Cap Growth, Met/Templeton Growth, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap Growth and Western Asset Management Strategic Bond Opportunities Portfolios -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current account balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive transfer/reallocation activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer/reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS(R) MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require transfer/reallocation requests to or from an American Fund portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter market timing. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, or other transfer/reallocation activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

Your third party administrator has its own standards with regard to monitoring activity in the Monitored Portfolios and how subsequent transfer/reallocation activity will be restricted once those standards are triggered. These standards and subsequent trading restrictions may be more or less restrictive than ours, and presently include restrictions on non-Monitored Portfolios. The differences in monitoring standards and restrictions are due to systems limitation and may change from time to time as those systems are upgraded.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract holders or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract holders or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract holder or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent trading policies established by the Portfolio.

In addition, contract holders or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract holders or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract holder or participant/annuitant). You should read the Portfolio prospectuses for more details.

CONTRACT FEE
A one time $350 contract fee is taken from your purchase payment when you purchase an Income Annuity prior to allocating the remainder of the purchase payment to either the investment divisions and/or the Fixed Income Option. This charge covers our administrative costs including preparation of the Income Annuities, review of applications and recordkeeping. We are currently waiving this fee.

CHARGES
There are two types of charges you pay if you allocate any of your income payment to the investment divisions:

* Insurance-related charge; and

* Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain Contract charges.

The Separate Account charge you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.

INSURANCE-RELATED CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amounts you have in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Four classes of shares available to the Income Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES
Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.

Premium taxes, if applicable, currently range from .5% to 2.35% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

GENERAL INFORMATION


ADMINISTRATION
All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payments, by check, cashiers check or certified check, made payable to "MetLife," to your MetLife Designated Office or a MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler's checks. We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments.

We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.") If you send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be delay in applying the purchase payment or transaction to your contract.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in good order at your MetLife Designated Office, except when they are received:

* On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

* After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office or MetLife sales office, if applicable. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, the trustee of the Keogh plan (if an allocated Deferred Annuity) or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments and automated investment strategy transfers, may be confirmed quarterly. Salary reduction or deduction purchase payments under TSA Deferred Annuities are confirmed quarterly. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We make Internet access available to you for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers/reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE OR INTERNET

You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to you include:

* Account Balance

* Unit Values

* Current rates for the Fixed Interest Account

* Transfers

* Changes to investment strategies

* Changes in the allocation of future purchase payments.

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of systems.

We are not responsible or liable for:

* any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before a requested transaction is completed, we will cancel the request. For example, if you request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we simply pay the death benefit instead. For Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. Or, depending on your Income Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.

MISSTATEMENT

We may require proof of age of the annuitant, owner, or beneficiary before making any payments under this Contract that are measured by the annuitant's, owner's, beneficiary's life. If the age of the annuitant, owner, or beneficiary has been misstated, the amount payable will be the amount that the Account Balance would have provided at the correct age.

Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in any other manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we are required to pay interest on any under payments.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.

We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:

* rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

* during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE
We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable early withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These figures also assume a steady annual rate of return.

For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds(R) Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity or Income Annuity had been introduced as of the Portfolio inception date.

We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.

Past performance is no guarantee of future results.

Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges.

WHO SELLS THE DEFERRED ANNUITIES AND INCOME ANNUITIES
MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the securities offered through this prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities, including our affiliated broker-dealers). MLIDC does not retain any fees under the Deferred Annuities.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of Financial Industry Regulatory Authority ("FINRA"). An investor brochure that includes information describing FINRA's Public

Disclosure Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org.

Deferred Annuities are sold through MetLife licensed sales representatives who are associated with MetLife Securities, Inc. ("MSI"), our affiliate and a broker-dealer, which is paid compensation for the promotion and sale of the Deferred Annuities. Previously, Metropolitan Life Insurance Company was the broker-dealer through which MetLife sales representatives sold the Deferred Annuities. The Deferred Annuities are also sold through the registered representatives of our other affiliated broker-dealers. MSI and our affiliated broker-dealers are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of FINRA. The Deferred Annuities may also be sold through other registered broker-dealers. Deferred Annuities also may be sold through the mail or over the Internet.

There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the Separate Account charge. Our sales representatives in our MetLife Resources division must meet a minimum level of sales production in order to maintain employment with us. MetLife sales representatives who are not in our MetLife Resources division ("non-MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives receive cash payments for the products they sell and service based upon a "gross dealer concession" model. With respect to Deferred Annuities and Income Annuities, the gross dealer concession ranges from 1.5% to 6% of each purchase payment and, starting in the second Contract Year, 0.18% of the Account Balance or amount available from which income payments are made each year the Contract is in force for servicing the Deferred Annuity. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Deferred Annuity has been in force. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representative. Compensation to non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to a non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because non-MetLife Resources MetLife sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sales of proprietary products.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because non-MetLife Resources MetLife sales representatives' and MetLife Resources sales representatives' and their managers' additional cash compensation is based primarily on the sale of proprietary products, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers have an incentive to favor the sale of proprietary products.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.

Other incentives and additional cash compensation provide sales representatives and their managers with an incentive to favor the sale of proprietary products. The business unit responsible for the operation of our distribution system is also paid.

MLIDC also pays compensation for the sale of the Deferred Annuities by affiliated broker-dealers. The compensation paid to affiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred Annuities are sold.) These firms pay their sales representatives all or a portion of the commissions received for their sales of Deferred Annuities; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation (as described above) that we may provide jointly with affiliated broker-dealers. Because of the receipt of this cash and non-cash compensation, sales representatives and their managers of our affiliated broker-dealers have an incentive to favor the sale of proprietary products.

MLIDC may also enter into preferred distribution arrangements with certain affiliated brokers-dealers such as New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, we may pay separate, additional compensation to the broker-dealer for services the broker-dealer provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the broker-dealer, the hiring and training of the brokers-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Contracts.

MLIDC also pays compensation for the sale of Contracts by unaffiliated broker-dealers. The compensation paid to unaffiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred annuities are sold.) Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. An unaffiliated broker-dealer or sales representative of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates. Ask your sales representative further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.

We or our affiliates pay American Funds Distributors, Inc., the principal underwriter for the American Funds(R), a percentage of all purchase payments allocated to the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio, the American Funds Global Small Capitalization Portfolio and the American Funds Bond

Portfolio for the services it provides in marketing these Portfolios' shares in connection with the Deferred Annuity or Income Annuity.

From time to time, MetLife pays organizations, associations and nonprofit organizations fees to endorse or sponsor MetLife's variable annuity contracts. We may also obtain access to an organization's members to market our variable annuity contracts. These organizations are compensated for their endorsement or sponsorship of our variable annuity contracts in various ways. Primarily, they receive a flat fee from MetLife. We also compensate these organizations by our funding of their programs, scholarships, events or awards, such as a principal of the year award. We may also lease their office space or pay fees for display space at their events, purchase advertisements in their publications or reimburse or defray their expenses. In some cases, we hire the organizations to perform administrative services for us, for which they are paid a fee based upon a percentage of the Account Balances their members hold in the Contract. We also retain finders and consultants to introduce MetLife to potential clients and for establishing and maintaining relationships between MetLife and various organizations. The finders and consultants are primarily paid flat fees and may be reimbursed for their expenses. We or our affiliates may also pay duly licensed individuals associated with these organizations cash compensation for the sales of the Contracts.

FINANCIAL STATEMENTS
Our financial statements and the financial statements of the Separate Account have been included in the SAI.

YOUR SPOUSE'S RIGHTS
If you received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal and loan provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

INCOME TAXES

The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code (Code) is complex and subject to change regularly. Failure to comply with the tax law may result in significant adverse tax consequences and IRS penalties. Consult your own tax advisor about your circumstances, any recent tax developments, and the impact of state income taxation. For purposes of this section, we address Deferred Annuities and income payments under the Deferred Annuities together.

You should read the general provisions and any sections relating to your type of annuity to familiarize yourself with some of the tax rules for your particular Contract.

You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any other transactions under your Deferred Annuity satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).

Where otherwise permitted under the Deferred Annuity, the transfer of ownership of a Deferred Annuity, the designation or change in designation of an annuitant, payee or other beneficiary who is not also a contract owner, the selection of certain maturity dates, the exchange of a Deferred Annuity, or the receipt of a Deferred Annuity in an exchange, may result in income tax and other tax consequences, including additional withholding, estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. Please consult your tax adviser.

PUERTO RICO TAX CONSIDERATIONS

The amount of income on annuity distributions (payable over your lifetime) is calculated differently under the Puerto Rico Internal Revenue Code of 1994 (the "1994 Code"). Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS.

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to purchasing an annuity contract.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

GENERAL
Deferred annuities are a means of setting aside money for future needs-usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

All TSAs (ERISA and non-ERISA), 457(b), 403(a), IRAs (including SEPs and SIMPLEs) receive tax deferral under the Code. Although there are no additional tax benefits by funding such retirement arrangements with an annuity, doing so offers you additional insurance benefits such as the availability of a guaranteed income for life.

Under current federal income tax law, the taxable portion of distributions and withdrawals from variable annuity contracts (including TSAs, 457(b), 403(a) and IRAs) are subject to ordinary income tax and are not eligible for the lower tax rates that apply to long term capital gains and qualifying dividends.

WITHDRAWALS

When money is withdrawn from your Contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of: annuity you purchase (e.g., IRA or TSA); and payment method or income payment type you elect. If you meet certain requirements, your designated Roth earnings are free from Federal income taxes.

We will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

WITHDRAWALS BEFORE AGE 59 1/2

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a 10% tax penalty, in addition to ordinary income taxes. Also, please see the section below titled Separate Account Charges for further information regarding withdrawals.

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                                     Type of Contract
                                                --------------------------
                                                  TSA
                                                and TSA
                                                 ERISA     457(2)    Keogh    403(a)
                                                -------    ------    -----    ------
In a series of substantially equal payments
made annually (or more frequently) for life
or life expectancy (SEPP)                          x(1)       x(1)     x(1)      x(1)
After you die                                      x          x        x         x
After you become totally disabled (as
defined in the Code)                               x          x        x         x
To pay deductible medical expenses                 x          x        x         x
After separation from service if you are
over 55 at time of separation(1)                   x          x        x         x
After December 31, 1999 for IRS levies             x          x        x         x
Pursuant to qualified domestic relations
orders                                             x          x        x         x


 (1) You must be separated from service at the time payments begin.

 (2) Distributions from 457(b) plans are generally not subject to the 10% penalty; however, the 10% penalty does apply to distributions from the 457(b) plans of state or local government employers to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.

SYSTEMATIC WITHDRAWAL PROGRAM FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP) AND INCOME OPTIONS

If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will result in the retroactive imposition of the 10% penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.

SEPARATE ACCOUNT CHARGES

It is conceivable that the charges for certain guaranteed death benefits could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat any deemed charges for these benefits as an intrinsic part of the annuity contract and do not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

INCIDENTAL BENEFITS

Certain death benefits may be considered incidental benefits under a tax qualified plan, which are limited under the Code. Failure to satisfy these limitations may have adverse tax consequences to the plan and to the participant.

Where otherwise permitted to be offered under annuity contracts issued in connection with qualified plans, the amount of life insurance is limited under the incidental death benefit rules. You should consult your own tax advisor prior to purchase of the Contract under any type of IRA, section 403(b) arrangement or qualified plan as a violation of these requirements could result in adverse tax consequences to the plan and to the participant including current taxation of amounts under the Contract.

PURCHASE PAYMENTS

Generally, all purchase payments will be contributed on a "before-tax" basis. This means that the purchase payments entitle you to a tax deduction or are not subject to current income tax.

Under some circumstances "after-tax" purchase payments can be made to certain annuities. These purchase payments do not reduce your taxable income or give you a tax deduction.

There are different annual purchase payments limits for the annuities offered in this Prospectus. Purchase payments in excess of the limits may result in adverse tax consequences.

Your Contract may accept certain direct transfers and rollovers from other qualified plan accounts and contracts: such transfers and rollovers are generally not subject to annual limitations on purchase payments.

WITHDRAWALS, TRANSFERS AND INCOME PAYMENTS

Because your purchase payments are generally on a before-tax basis, you generally pay income taxes on the full amount of money you withdraw as well as income earned under the Contract. Withdrawals and income payments attributable to any after-tax contributions are not subject to income tax (except for the portion of the withdrawal or payment allocable to earnings).

If certain requirements are met, you may be able to transfer amounts in your Contract to another eligible retirement plan or IRA. For 457(b) plans maintained by non-governmental employers, if certain conditions are met, amounts may be transferred into another 457(b) plan maintained by a non-governmental employer.

Your Deferred Annuity is not forfeitable, (e.g., not subject to claims of your creditors) and you may not transfer it to someone else. An important exception is that your account may be transferred pursuant to a qualified domestic order
(QDRO).

Please consult the specific section for the type of annuity you purchased to determine if there are restrictions on withdrawals, transfers or income payments.

Minimum distribution requirements also apply to the Deferred Annuities. These are described separately later in this section.

Certain mandatory distributions made to participants in an amount in excess of $1,000 (but less than $5,000), must be automatically rolled over to an IRA designated by the plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan.

ELIGIBLE ROLLOVER DISTRIBUTIONS AND 20% MANDATORY WITHHOLDING

We are required to withhold 20% of the taxable portion of your withdrawal that constitutes an eligible rollover distribution for Federal income taxes. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan, to directly rollover your eligible rollover distribution to a traditional IRA or another eligible retirement plan.

Generally, an "eligible rollover distribution" is any taxable amount you receive from your Contract. (In certain cases, after-tax amounts may also be considered eligible rollover distributions). However, it does not include taxable distributions that are:

  -  Withdrawals made to satisfy minimum distribution requirements; or

  -  Certain withdrawals on account of financial hardship.

  Other exceptions to the definition of eligible rollover distribution may exist.

For taxable withdrawals that are not "eligible rollover distributions", the Code requires different withholding rules. The withholding amounts are determined at the time of payment. In certain instances, you may elect out of these withholding requirements. You may be subject to the 10% penalty tax if you withdraw taxable money before you turn age 59 1/2.

MINIMUM DISTRIBUTION REQUIREMENTS

Generally, you must begin receiving withdrawals by April 1 of the latter of (1) the calendar year following the year in which you reach age 70 1/2 or (2) the calendar year following the calendar year you retire, provided you do not own 5% or more of your employer.

Under recently enacted legislation, you (and after your death, your designated beneficiaries) generally do not have to take the required minimum distribution ("RMD") for 2009. The waiver does not apply to any 2008 payments even if received in 2009; for those payments, you are still required to receive your first RMD payment by April 1, 2009. In contrast, if your first RMD would have been due by April 1, 2010, you are not required to take such distribution; however, your 2010 RMD is due by December 31, 2010. For after-death RMDs, the five year rule is applied without regard to calendar year 2009. For instance, if you died in 2007, the five year period ends in 2013 instead of 2012. This RMD waiver does not apply if you are receiving Annuity Payments under your Contract. The RMD rules are complex, so consult with your tax adviser before waiving your 2009 RMD payment.

In general the amount of required minimum distribution (including death benefit distributions discussed below) must be calculated separately with respect to each section 403(b) arrangement, but then the aggregate amount of the required distribution may be taken under the tax law from any one or more of the participant's several TSA arrangements. Otherwise, you may not satisfy minimum distributions for an employer's qualified plan (i.e., 401(a)/403(a), 457(b)) with distributions from another qualified plan of the same or a different employer.

Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not. It is not clear whether income payments under a variable annuity will satisfy these rules. Consult your tax adviser prior to choosing a pay-out option.

In general, Income Tax regulations permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Additionally, these regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

Where made available, it is not clear whether the purchase or exercise of a withdrawal option after the first two years under a life contingent Income Annuity with a guarantee period where only the remaining guaranteed payments are reduced due to the withdrawal will satisfy minimum distribution requirements. Consult your tax advisor prior to purchase.

The regulations also require that the value of benefits under a deferred annuity including certain death benefits in excess of cash value must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. You should consult your own tax advisors as to how these rules affect your own Contract. We will provide you with additional information regarding the amount that is subject to minimum distribution under this rule.

If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor.

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death. Consult your tax advisor because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver (see Minimum Distribution Requirements section for additional information).

If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which you would have reached age 70 1/2. Alternatively, if your spouse is your sole beneficiary and the Contract is an IRA, he or she may elect to rollover the death proceeds into his or her own IRA (or if you meet certain requirements, a Roth IRA and pay tax on the taxable portion of the death proceeds in the year of the rollover) and treat the IRA (or Roth IRA) as his or her own.

If your spouse is your beneficiary, your spouse may also be able to rollover the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan.

If your spouse is not your beneficiary and your Contract permits, your beneficiary may also be able to rollover the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, such beneficiary may not treat the inherited IRA as his or her own IRA. Starting in 2010, certain employer plans (i.e. 401(a), 403(a), 403(b) and governmental 457 plans) are required to permit a non-spouse direct trustee-to-trustee rollover.

If you die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If an IRA Contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the Contract from another IRA or eligible retirement plan, the death benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.

TSAS (ERISA AND NON-ERISA)

GENERAL

TSAs fall under sec.403(b) of the Code, which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under sec.501(c)(3) of the Code and certain religious organizations. In general contributions to sec.403(b) arrangements are subject to contribution limitations under sec.415(c) of the Code (the lesser of 100% of includable compensation or the applicable limit for the year).

On July 26, 2007, final 403(b) regulations were issued by the U.S. Treasury which will impact how we administer your 403(b) contract. In order to satisfy the 403(b) final regulations and prevent your contract from being subject to adverse tax consequences including potential penalties, contract exchanges after September 24, 2007 must, at a minimum, meet the following requirements: (1) the plan must allow the exchange, (2) the exchange must not result in a reduction in the participant or beneficiary's accumulated benefit, (3) the receiving contract includes distribution restrictions that are no less stringent than those imposed on the contract being exchanged, and (4) the employer enters into an agreement with the issuer of the receiving contract to provide information to enable the contract provider to comply with Code requirements. Such information would include details concerning severance from employment, hardship withdrawals, loans and tax basis. You should consult your tax or legal counsel for any advice relating to contract exchanges or any other matter relating to these regulations.

WITHDRAWALS AND INCOME PAYMENTS

If you are under 59 1/2, you generally cannot withdraw money from your TSA Contract unless the withdrawal:

  - Relates to purchase payments made prior to 1989 (and pre-1989 earnings on those purchase payments);

  - Is directly transferred to another permissible investment under Section 403(b) arrangements;

  - Relates to amounts that are not salary reduction elective deferrals if your plan allows it;

  - Occurs after you die, have a severance from employment or become disabled (as defined by the Code); or

  - Is for financial hardship (but only to the extent of purchase payments) if your plan allows it;

  - Is a distribution to certain Tax Sheltered Annuity plan terminations if the conditions of the new income tax regulations are met.

  -  Relates to rollover or after-tax contributions.

  - Is for the purchase of permissive service credit under a governmental defined benefit plan.

Recent income tax regulations also provide certain new restrictions on withdrawals of amounts from tax sheltered annuities that are not attributable to salary reduction contributions. Under these regulations, a Section 403(b) contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant's severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age, or disability. This new withdrawal restriction is applicable for tax sheltered annuity contracts issued on or after January 1, 2009.

DESIGNATED ROTH ACCOUNT FOR 403(B) PLANS

Employers that established and maintain a TSA/403(b) plan ("the Plan") may also establish a Qualified Roth Contribution Program under Section 402A of the Code ("Designated Roth Accounts") to accept after tax contributions as part of the TSA plan. In accordance with our administrative procedures, we may permit these contributions to be made as purchase payments to a Section 403(b) Contract under the following conditions:

* The employer maintaining the plan has demonstrated to our satisfaction that Designated Roth Accounts are permitted under the Plan.

* In accordance with our administrative procedures, the amount of elective deferrals has been irrevocably designated as an after-tax contribution to the Designated Roth Account.

* All state regulatory approvals have been obtained to permit the Contract to accept such after-tax elective deferral contributions (and, where permitted under the Qualified Roth Contribution Program and the Contract, rollovers and trustee-to trustee transfers from other Designated Roth Accounts).

* In accordance with our procedures and in a form satisfactory to us, we may accept rollovers from other funding vehicles under any Qualified Roth Contribution Program of the same type in which the employee participates as well as trustee-to-trustee transfers from other funding vehicles under the same Qualified Roth Contribution Program for which the participant is making elective deferral contributions to the Contract.

* No other contribution types (including employer contributions, matching contributions, etc.) will be allowed as designated Roth contributions, unless they become permitted under the Code.

* If permitted under the federal tax law, we may permit both pre-tax contributions under a 403(b) plan as well as after-tax contributions under that Plan's Qualified Roth Contribution Program to be made under the same Contract as well as rollover contributions and contributions by trustee-to-trustee transfers. In such cases, we will account separately for the designated Roth contributions and the earnings thereon from the contributions and earnings made under the pre-tax TSA plan (whether made as elective deferrals, rollover contributions or trustee-to-trustee transfers). As between the pre-tax or traditional Plan and the Qualified Roth Contribution Program, we will allocate any living benefits or death benefits provided under the Contract on a reasonable basis, as permitted under the tax law.

* We may refuse to accept contributions made as rollovers and trustee-to trustee transfers, unless we are furnished with a breakdown as between participant contributions and earnings at the time of the contribution.

You and your employer should consult your own tax and legal advisors prior to making or permitting contributions to be made to a Qualified Roth Contribution Program.

* The IRS was given authority in the final Roth account regulations to issue additional guidance addressing the potential for improper transfers of value to Roth accounts due to the allocation of contract income, expenses, gains and losses. The IRS has not issued the additional guidance and, as a result there is uncertainty regarding the status of Roth accounts and particularly Roth accounts under annuity contracts that allocate charges for guarantees. You should consult your tax or legal counsel for advice regarding Roth accounts and other matters relating to the final Roth account regulations.

403(B) COLLATERALIZED LOANS

If your employer's plan and TSA Contract permit loans, such loans will be made only from any Fixed Interest Account balance and only up to certain limits. In that case, we credit your Fixed Interest Account balance up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate we charge for the loan.

The Code and applicable income tax regulations limit the amount that may be borrowed from your Contract and all your employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a proscribed term.

Your employer's plan and Contract will indicate whether loans are permitted. The terms of the loan are governed by the loan agreement. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.

457(B) PLANS

GENERAL

457(b) plans are available to state or local governments and certain tax-exempt organizations as described in sec.457(b) and 457(e)(1) of the Code. The plans are not available for churches and qualified church-controlled organizations.

457(b) annuities maintained by a state or local government are for the exclusive benefit of plan participants and their beneficiaries. 457(b) annuities other than those maintained by state or local governments are solely the property of the employer and are subject to the claims of the employer's general creditors until they are "made available" to you.

WITHDRAWALS

Generally, because contributions are on a before-tax basis, withdrawals from your annuity are subject to income tax. Generally, monies in your Contract can not be "made available" to you until you reach age 70 1/2, leave your job (or your employer changes) or have an unforeseen emergency (as defined by the Code)

SPECIAL RULES

Special rules apply to certain non-governmental 457(b) plans deferring compensation from taxable years beginning before January 1, 1987 (or beginning later but based on an agreement in writing on August 16, 1986).

LOANS

In the case of a 457(b) plan maintained by a state or local government, the plan may permit loans. The Code and applicable income tax regulations limit the amount that may be borrowed from your 457(b) plan and all employer plans in the aggregate and also require that loans be repaid, at minimum, in scheduled level payments over a certain term.

Your 457(b) plan will indicate whether plan loans are permitted. The terms of the loan are governed by your loan agreement with the plan. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.

KEOGH ANNUITIES

Code Section 401(a) pension and profit-sharing plans satisfying certain Code provisions are considered to be "Keogh" plans. The tax rules work similarly to the withdrawal, distribution and eligible distribution rules as under TSAs. However, there may be some differences: consult your tax advisor.

See the "General" headings under Income Taxes for a brief description of the tax rules that apply to Keogh annuities.

403(A)

GENERAL

The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.

See the "General" headings under Income Taxes for a brief description of the tax rules that apply to 403(a) annuities.

LEGAL PROCEEDINGS

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.

APPENDIX A

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.

                                                                              Keogh and            PEDC
                                                          TSA Deferred     403(a) Deferred     Deferred and
                                                           and income         and Income          Income
                                                            Annuities         Annuities        Annuities(1)
                                                          ------------     ---------------     ------------
California...........................................          0.5%              0.5%              2.35%
Florida(2)...........................................          1.0%              1.0%               1.0%
Puerto Rico..........................................          1.0%              1.0%               1.0%
West Virginia........................................          1.0%              1.0%               1.0%




---------

(1) PREMIUM TAX RATES APPLICABLE TO DEFERRED AND INCOME ANNUITIES PURCHASED UNDER RETIREMENT PLANS OF PUBLIC EMPLOYERS MEETING THE REQUIREMENTS OF sec.401(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADED "KEOGH AND 403(a) DEFERRED AND INCOME ANNUITIES."

(2) ANNUITY PREMIUMS ARE EXEMPT FROM TAXATION PROVIDED THE TAX SAVINGS ARE PASSED BACK TO THE CONTRACT HOLDERS. OTHERWISE, THEY ARE TAXABLE AT 1%.

APPENDIX A-1

ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS

The Portfolios below were subject to a merger or name change. The chart identifies the former name and new name of each of these Portfolios.

PORTFOLIO MERGER


              FORMER PORTFOLIO                                 NEW PORTFOLIO
-------------------------------------------     -------------------------------------------
METROPOLITAN FUND                               METROPOLITAN FUND
  FI Large Cap Portfolio                          BlackRock Legacy Large Cap Growth
                                                Portfolio


PORTFOLIO NAME CHANGES


                FORMER NAME                                       NEW NAME
-------------------------------------------     -------------------------------------------
MET INVESTORS FUND                              MET INVESTORS FUND
  Cyclical Growth and Income ETF Portfolio        SSgA Growth and Income ETF Portfolio
  Cyclical Growth ETF Portfolio                   SSgA Growth ETF Portfolio
METROPOLITAN FUND                               METROPOLITAN FUND
  Franklin Templeton Small Cap Growth             Loomis Sayles Small Cap Growth Portfolio
  Portfolio
  Harris Oakmark Focused Value Portfolio          Met/Artisan Mid Cap Value Portfolio
  Julius Baer International Stock Portfolio       Artio International Stock Portfolio
  Lehman Brothers(R) Aggregate Bond Index         Barclays Capital Aggregate Bond Index
  Portfolio                                     Portfolio
  Loomis Sayles Small Cap Portfolio               Loomis Sayles Small Cap Core Portfolio

APPENDIX B

 ACCUMULATION UNIT VALUES (IN DOLLARS)
This table shows fluctuations in the Accumulation Unit Values for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).


-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------
American Funds Balanced Allocation
  Division -- Class C(e)......................     2008       $ 10.00        $  7.01               639

American Funds Bond Division -- Class 2(n)....     2006         15.03          15.80               836
                                                   2007         15.80          16.12             2,210
                                                   2008         16.12          14.43             1,475

American Funds Global Small Capitalization
  Division -- Class 2(h)......................     2001         14.94          13.62               549
                                                   2002         13.62          10.89             1,291
                                                   2003         10.89          16.52             2,335
                                                   2004         16.52          19.72             3,455
                                                   2005         19.72          24.41             4,904
                                                   2006         24.41          29.92             5,888
                                                   2007         29.92          35.88             6,596
                                                   2008         35.88          16.47             5,184

American Funds Growth Allocation
  Division -- Class C(e)......................     2008          9.99           6.36               428

American Funds Growth Division -- Class 2(h)..     2001        138.68         118.11               382
                                                   2002        118.11          88.12               925
                                                   2003         88.12         119.07             1,483
                                                   2004        119.07         132.29             1,843
                                                   2005        132.29         151.82             2,086
                                                   2006        151.82         165.27             2,172
                                                   2007        165.27         183.38             2,075
                                                   2008        183.38         101.48             1,819

American Funds Growth-Income Division(h)......     2001         90.87          87.85               403
                                                   2002         87.85          70.84             1,163
                                                   2003         70.84          92.66             1,753
                                                   2004         92.66         101.01             2,228
                                                   2005        101.01         105.58             2,335
                                                   2006        105.58         120.14             2,349
                                                   2007        120.14         124.63             2,240
                                                   2008        124.63          76.50             1,886

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

American Funds Moderate Allocation
  Division -- Class C(e)......................     2008       $ 10.01        $  7.69               672

BlackRock Aggressive Growth Division..........     1999         28.12          37.00            31,947
                                                   2000         37.00          33.76            33,047
                                                   2001         33.76          25.42            31,088
                                                   2002         25.42          17.89            27,173
                                                   2003         17.89          24.88            25,242
                                                   2004         24.88          27.76            22,464
                                                   2005         27.76          30.35            19,773
                                                   2006         30.35          31.99            17,109
                                                   2007         31.99          38.10            14,889
                                                   2008         38.10          20.42            13,191

BlackRock Bond Income Division(c).............     1999         19.33          18.65            18,530
                                                   2000         18.65          20.49            16,395
                                                   2001         20.49          21.92            18,444
                                                   2002         21.92          23.45            17,572
                                                   2003         23.45          24.52            15,375
                                                   2004         24.52          25.29            13,470
                                                   2005         25.29          25.58            12,155
                                                   2006         25.58          26.38            10,383
                                                   2007         26.38          27.69             8,979
                                                   2008         27.69          26.41             7,220

BlackRock Diversified Division................     1999         27.04          29.04            75,121
                                                   2000         29.04          28.98            75,252
                                                   2001         28.98          26.80            66,376
                                                   2002         26.80          22.80            53,835
                                                   2003         22.80          27.15            48,137
                                                   2004         27.15          29.10            42,486
                                                   2005         29.10          29.62            36,986
                                                   2006         29.62          32.33            31,232
                                                   2007         32.33          33.82            26,632
                                                   2008         33.82          25.12            21,582

BlackRock Large Cap Core Division*(o).........     2007         37.61          38.04            23,220
                                                   2008         38.04          23.62            19,811

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

BlackRock Large Cap Division (formerly
  BlackRock Investment Trust).................     1999       $ 34.30        $ 40.13            64,028
                                                   2000         40.13          37.19            62,978
                                                   2001         37.19          30.48            57,299
                                                   2002         30.48          22.24            47,428
                                                   2003         22.24          28.61            42,944
                                                   2004         28.61          31.32            37,879
                                                   2005         31.32          32.05            32,659
                                                   2006         32.05          36.12            27,458
                                                   2007         36.12          37.93                 0

BlackRock Large Cap Value Division -- Class
  E(f)........................................     2002         10.00           7.93               283
                                                   2003          7.93          10.60               856
                                                   2004         10.60          11.87             1,486
                                                   2005         11.87          12.39             1,365
                                                   2006         12.39          14.59             3,032
                                                   2007         14.59          14.88             2,963
                                                   2008         14.88           9.54             2,500

BlackRock Legacy Large Cap Growth
  Division -- Class E(k)......................     2004         10.07          11.06               130
                                                   2005         11.06          11.67               248
                                                   2006         11.67          11.99               399
                                                   2007         11.99          14.03               686
                                                   2008         14.03           8.78               923

BlackRock Strategic Value Division(a).........     2000         10.00          12.24             4,095
                                                   2001         12.24          14.03            14,485
                                                   2002         14.03          10.90            18,439
                                                   2003         10.90          16.16            18,573
                                                   2004         16.16          18.41            18,477
                                                   2005         18.41          18.94            16,020
                                                   2006         18.94          21.84            13,598
                                                   2007         21.84          20.82            11,482
                                                   2008         20.82          12.67             9,126

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

Calvert Social Balanced Division..............     1999       $ 25.44        $ 28.20             1,453
                                                   2000         28.20          26.98             1,527
                                                   2001         26.98          24.80             1,563
                                                   2002         24.80          21.51             1,498
                                                   2003         21.51          25.35             1,515
                                                   2004         25.35          27.10             1,526
                                                   2005         27.10          28.28             1,501
                                                   2006         28.28          30.38             1,416
                                                   2007         30.38          30.84             1,345
                                                   2008         30.84          20.91             1,236

Clarion Global Real Estate Division -- Class
  E(k)........................................     2004          9.99          12.86             1,461
                                                   2005         12.86          14.41             3,143
                                                   2006         14.41          19.58             5,319
                                                   2007         19.58          16.47             3,834
                                                   2008         16.47           9.48             3,084

Davis Venture Value Division(a)...............     2000         30.19          30.79               916
                                                   2001         30.79          27.01             2,072
                                                   2002         27.01          22.31             2,269
                                                   2003         22.31          28.84             2,514
                                                   2004         28.84          32.01             3,050
                                                   2005         32.01          34.87             3,698
                                                   2006         34.87          39.46             3,990
                                                   2007         39.46          40.76             3,839
                                                   2008         40.76          24.41             3,308

FI Large Cap Division -- Class E..............     2006         17.52          17.75                45
                                                   2007         17.75          18.19                73
                                                   2008         18.19           9.90                89

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

FI Mid Cap Opportunities Division(j)..........     1999       $ 17.19        $ 37.85            44,078
                                                   2000         37.85          25.71            57,544
                                                   2001         25.71          15.91            52,016
                                                   2002         15.91          11.16            42,960
                                                   2003         11.16          14.83            38,319
                                                   2004         14.83          17.16            34,048
                                                   2005         17.16          18.13            29,784
                                                   2006         18.13          20.03            25,415
                                                   2007         20.03          21.43            21,648
                                                   2008         21.43           9.46            19,350

FI Value Leaders Division -- Class E(f).......     2002         23.06          19.03                40
                                                   2003         19.03          23.83               175
                                                   2004         23.83          26.72               294
                                                   2005         26.72          29.18               561
                                                   2006         29.18          32.21               728
                                                   2007         32.21          33.09               576
                                                   2008         33.09          19.93               444

Franklin Templeton Small Cap Growth
  Division(h).................................     2001         10.00           8.80               769
                                                   2002          8.80           6.27             1,420
                                                   2003          6.27           8.98             2,000
                                                   2004          8.98           9.88             1,935
                                                   2005          9.88          10.22             1,816
                                                   2006         10.22          11.10             1,738
                                                   2007         11.10          11.46             1,448
                                                   2008         11.46           6.66             1,171

Harris Oakmark Focused Value Division(h)......     2001         23.96          26.80             2,799
                                                   2002         26.80          24.13             5,043
                                                   2003         24.13          31.61             5,303
                                                   2004         31.61          34.32             5,348
                                                   2005         34.32          37.28             5,416
                                                   2006         37.28          41.41             4,400
                                                   2007         41.41          38.10             3,630
                                                   2008         38.10          20.32             2,860

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

Harris Oakmark International Division -- Class
  E(f)........................................     2002       $ 10.60        $  8.85                42
                                                   2003          8.85          11.82               594
                                                   2004         11.82          14.09             1,793
                                                   2005         14.09          15.90             3,247
                                                   2006         15.90          20.26             4,690
                                                   2007         20.26          19.81             4,338
                                                   2008         19.81          11.57             2,947

Janus Forty Division -- Class E(b)............     2007        155.59         191.21                69
                                                   2008        191.21         109.63               221

Jennison Growth Division......................     2005          4.12           4.98             5,029
                                                   2006          4.98           5.05             4,487
                                                   2007          5.05           5.57             3,673
                                                   2008          5.57           3.50             3,172

Jennison Growth Division (formerly Met/Putnam
  Voyager Division)(a)(i).....................     2000          9.81           7.24             2,554
                                                   2001          7.24           4.94             5,531
                                                   2002          4.94           3.47             5,941
                                                   2003          3.47           4.31             6,162
                                                   2004          4.31           4.47             5,450
                                                   2005          4.47           4.08             2,161

Julius Baer International Stock Division......     1999         16.07          18.48            13,055
                                                   2000         18.48          16.41            13,978
                                                   2001         16.41          12.87            13,983
                                                   2002         12.87          10.48            13,034
                                                   2003         10.48          13.26            11,724
                                                   2004         13.26          15.48            10,579
                                                   2005         15.48          18.04             9,759
                                                   2006         18.04          20.76             9,148
                                                   2007         20.76          22.62             8,331
                                                   2008         22.62          12.48             7,317

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

Lazard Mid Cap Division -- Class E(f).........     2002       $ 11.41        $  9.70               341
                                                   2003          9.70          12.10               799
                                                   2004         12.10          13.68               970
                                                   2005         13.68          14.62             1,005
                                                   2006         14.62          16.57               995
                                                   2007         16.57          15.94             1,142
                                                   2008         15.94           9.72               826

Legg Mason Aggressive Growth..................     2001         10.03           7.78             1,020
                                                   2002          7.78           5.33             1,506
                                                   2003          5.33           6.82             1,648
                                                   2004          6.82           7.33             1,574
                                                   2005          7.33           8.24             1,656
                                                   2006          8.24           8.01             1,614
                                                   2007          8.01           8.12             1,369
                                                   2008          8.12           4.89             1,212

Legg Mason Value Equity.......................     2006          9.61          10.33             1,119
                                                   2007         10.33           9.62               969
                                                   2008          9.62           4.33               896

Legg Mason Partners Aggressive Growth
  Division(g)(h)..............................     2001          9.39           8.35               493
                                                   2002          8.35           6.58               795
                                                   2003          6.58           7.92               847
                                                   2004          7.92           8.71             1,131
                                                   2005          8.71           9.22             1,085
                                                   2006          9.22           9.66             1,085

Lehman Brothers(R) Aggregate Bond Index
  Division....................................     1999         10.11           9.85             7,736
                                                   2000          9.85          10.84            11,151
                                                   2001         10.84          11.51            17,518
                                                   2002         11.51          12.53            20,055
                                                   2003         12.53          12.82            20,050
                                                   2004         12.82          13.18            22,529
                                                   2005         13.18          13.29            21,998
                                                   2006         13.29          13.67            20,187
                                                   2007         13.67          14.42            18,228
                                                   2008         14.42          15.10            12,890

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

Loomis Sayles Small Cap Division(a)...........     2000       $ 25.78        $ 25.52               353
                                                   2001         25.52          22.98               654
                                                   2002         22.98          17.80               759
                                                   2003         17.80          24.00               811
                                                   2004         24.00          27.58               827
                                                   2005         27.58          29.13               863
                                                   2006         29.13          33.58             1,062
                                                   2007         33.58          37.11             1,141
                                                   2008         37.11          23.49               946

Lord Abbett Bond Debenture Division(d)........     1999          9.59          11.16             4,708
                                                   2000         11.16          10.92             5,292
                                                   2001         10.92          10.64             5,375
                                                   2002         10.64          10.65             4,921
                                                   2003         10.65          12.57             5,370
                                                   2004         12.57          13.46             5,243
                                                   2005         13.46          13.54             5,165
                                                   2006         13.54          14.62             5,043
                                                   2007         14.62          15.43             4,832
                                                   2008         15.43          12.43             3,676

Met/AIM Small Cap Growth Division -- Class
  E(f)........................................     2002         11.24           8.51               129
                                                   2003          8.51          11.68               317
                                                   2004         11.68          12.30               323
                                                   2005         12.30          13.17               359
                                                   2006         13.17          14.87               412
                                                   2007         14.87          16.33               483
                                                   2008         16.33           9.88               408

Met/Franklin Income Division -- Class B(e)....     2008          9.99           7.99               115

Met/Franklin Mutual Shares Division -- Class
  B(e)........................................     2008          9.99           6.60                74

Met/Franklin Templeton Founding Strategy
  Division -- Class B(e)......................     2008          9.99           7.04               124

Met/Templeton Growth Division Class B(e)......     2008          9.99           6.57                13

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

MetLife Mid Cap Stock Index Division(a).......     2000       $ 10.00        $ 10.62             5,492
                                                   2001         10.62          10.36             8,076
                                                   2002         10.36           8.71            10,595
                                                   2003          8.71          11.61            11,375
                                                   2004         11.61          13.30             9,542
                                                   2005         13.30          14.75             9,545
                                                   2006         14.75          16.04             9,101
                                                   2007         16.04          17.08             8,404
                                                   2008         17.08          10.76             7,317

MetLife Stock Index Division..................     1999         37.08          44.24            79,701
                                                   2000         44.24          39.61            83,774
                                                   2001         39.61          34.36            80,859
                                                   2002         34.36          26.36            73,948
                                                   2003         26.36          33.38            69,957
                                                   2004         33.38          36.44            67,005
                                                   2005         36.44          37.66            61,189
                                                   2006         37.66          42.95            53,415
                                                   2007         42.95          44.63            46,793
                                                   2008         44.63          27.73            41,165

MFS(R) Research International Division(h).....     2001         10.00           8.73               408
                                                   2002          8.73           7.62               830
                                                   2003          7.62           9.96               972
                                                   2004          9.96          11.77             1,281
                                                   2005         11.77          13.58             1,544
                                                   2006         13.58          17.02             3,004
                                                   2007         17.02          19.10             3,266
                                                   2008         19.10          10.89             3,093

MFS(R) Total Return Division -- Class E(k)....     2004         10.04          10.93               541
                                                   2005         10.93          11.12             1,421
                                                   2006         11.12          12.30             1,656
                                                   2007         12.30          12.66             1,844
                                                   2008         12.66           9.72             1,503

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

MFS(R) Value Division (formerly Harris Oakmark
  Large Cap Value Division) (Class E).........     1999       $  9.71        $  8.93             3,630
                                                   2000          8.93           9.91             4,947
                                                   2001          9.91          11.59            16,421
                                                   2002         11.59           9.83            19,478
                                                   2003          9.83          12.18            18,730
                                                   2004         12.18          13.40            18,015
                                                   2005         13.40          13.05            16,233
                                                   2006         13.05          15.23            13,096
                                                   2007         15.23          14.47            11,260
                                                   2008         14.47           9.51             9,015

Morgan Stanley EAFE(R) Index Division.........     1999         10.79          13.31             3,867
                                                   2000         13.31          11.24             8,036
                                                   2001         11.24           8.69            11,009
                                                   2002          8.69           7.15            12,551
                                                   2003          7.15           9.72            12,721
                                                   2004          9.72          11.49            10,709
                                                   2005         11.49          12.85            10,291
                                                   2006         12.85          15.96            10,009
                                                   2007         15.96          17.47             9,691
                                                   2008         17.47           9.99             9,244

Neuberger Berman Mid Cap Value Division.......     1999         10.72          12.46             2,437
                                                   2000         12.46          15.78             7,503
                                                   2001         15.78          15.19             9,095
                                                   2002         15.19          13.56             9,177
                                                   2003         13.56          18.28             9,002
                                                   2004         18.28          22.20            10,311
                                                   2005         22.20          24.61            11,157
                                                   2006         24.61          27.09             9,645
                                                   2007         27.09          27.68             8,313
                                                   2008         27.68          14.39             6,842

Oppenheimer Capital Appreciation
  Division -- Class E(m)......................     2005         10.02          10.90                65
                                                   2006         10.90          11.60               164
                                                   2007         11.60          13.11               378
                                                   2008         13.11           7.00               345

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

Oppenheimer Global Equity Division............     1999       $ 12.42        $ 15.36             9,322
                                                   2000         15.36          14.92            11,688
                                                   2001         14.92          12.37            12,089
                                                   2002         12.37          10.26            10,865
                                                   2003         10.26          13.22            10,015
                                                   2004         13.22          15.20             9,062
                                                   2005         15.20          17.44             8,299
                                                   2006         17.44          20.09             7,630
                                                   2007         20.09          21.13             6,775
                                                   2008         21.13          12.44             5,806

PIMCO Inflation Protected Bond
  Division -- Class E(k)......................     2006         11.07          11.19               275
                                                   2007         11.19          12.26               512
                                                   2008         12.26          11.29             2,964

PIMCO Total Return Division(h)................     2001         10.00          10.54             2,743
                                                   2002         10.54          11.41             8,937
                                                   2003         11.41          11.78             9,775
                                                   2004         11.78          12.24             9,739
                                                   2005         12.24          12.39            10,726
                                                   2006         12.39          12.83             9,738
                                                   2007         12.83          13.66             9,031
                                                   2008         13.66          13.58             8,058

RCM Technology Division(h)....................     2001         10.00           7.44             2,035
                                                   2002          7.44           3.63             2,782
                                                   2003          3.63           5.66             6,376
                                                   2004          5.66           5.35             5,501
                                                   2005          5.35           5.88             4,228
                                                   2006          5.88           6.13             3,454
                                                   2007          6.13           7.97             4,717
                                                   2008          7.97           4.39             3,642

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

Russell 2000(R) Index Division................     1999       $ 10.52        $ 12.76             5,393
                                                   2000         12.76          12.12             9,115
                                                   2001         12.12          12.08             9,631
                                                   2002         12.08           9.48            10,366
                                                   2003          9.48          13.68            10,958
                                                   2004         13.68          15.92             9,451
                                                   2005         15.92          16.43             8,754
                                                   2006         16.43          19.14             8,072
                                                   2007         19.14          18.62             6,978
                                                   2008         18.62          12.23             6,134

SSgA Growth ETF Division -- Class E (formerly
  Cyclical Growth and Income ETF
  Division)(n)................................     2006         10.73          11.45                91
                                                   2007         11.45          11.96               231
                                                   2008         11.96           7.92               242

SSgA Growth and Income ETF Division -- Class E
  (formerly Cyclical Growth ETF Division)(n)..     2006         10.52          11.19                88
                                                   2007         11.19          11.66               140
                                                   2008         11.66           8.64               263

T. Rowe Price Large Cap Growth Division.......     1999         11.00          13.28             3,394
                                                   2000         13.28          13.05            12,475
                                                   2001         13.05          11.62            12,076
                                                   2002         11.62           8.80            10,694
                                                   2003          8.80          11.38            10,541
                                                   2004         11.38          12.35             9,724
                                                   2005         12.35          13.00             8,796
                                                   2006         13.00          14.54             7,871
                                                   2007         14.54          15.71             7,073
                                                   2008         15.71           9.02             6,007

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

T. Rowe Price Mid Cap Growth Division(h)......     2001       $ 10.00        $  8.42             1,519
                                                   2002          8.42           4.66             2,342
                                                   2003          4.66           6.31             3,462
                                                   2004          6.31           7.36             4,025
                                                   2005          7.36           8.35             4,625
                                                   2006          8.35           8.79             4,609
                                                   2007          8.79          10.23             5,476
                                                   2008         10.23           6.10             4,599

T. Rowe Price Small Cap Growth Division.......     1999         12.01          15.18            14,008
                                                   2000         15.18          13.63            19,426
                                                   2001         13.63          12.25            18,640
                                                   2002         12.25           8.87            16,726
                                                   2003          8.87          12.34            15,888
                                                   2004         12.34          13.54            14,106
                                                   2005         13.54          14.84            12,499
                                                   2006         14.84          15.23            10,952
                                                   2007         15.23          16.53             9,232
                                                   2008         16.53          10.41             8,125

Western Asset Management Strategic Bond
  Opportunities Division(h)...................     2001         15.75          16.21               494
                                                   2002         16.21          17.55             1,215
                                                   2003         17.55          19.52             2,157
                                                   2004         19.52          20.55             2,415
                                                   2005         20.55          20.88             3,189
                                                   2006         20.88          21.66             3,134
                                                   2007         21.66          22.26             2,757
                                                   2008         22.26          18.68             2,080

Western Asset Management U.S. Government
  Division(h).................................     2001         14.55          15.07             1,178
                                                   2002         15.07          16.07             3,843
                                                   2003         16.07          16.13             3,166
                                                   2004         16.13          16.41             2,998
                                                   2005         16.41          16.49             3,099
                                                   2006         16.49          16.96             2,936
                                                   2007         16.96          17.48             2,695
                                                   2008         17.48          17.21             2,209

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

MetLife Aggressive Allocation Division........     2005       $  9.99        $ 11.17               143
                                                   2006         11.17          12.81               628
                                                   2007         12.81          13.09             1,037
                                                   2008         13.09           7.72             1,047

MetLife Conservative Allocation Division......     2005          9.99          10.32               188
                                                   2006         10.32          10.93               774
                                                   2007         10.93          11.42             1,576
                                                   2008         11.42           9.69             1,715

MetLife Conservative to Moderate Allocation
  Division....................................     2005          9.99          10.55               824
                                                   2006         10.55          11.44             2,444
                                                   2007         11.44          11.87             4,103
                                                   2008         11.87           9.21             3,893

MetLife Moderate Allocation Division..........     2005          9.99          10.77             1,278
                                                   2006         10.77          11.93             4,488
                                                   2007         11.93          12.32             8,150
                                                   2008         12.32           8.71             7,924

MetLife Moderate to Aggressive Allocation
  Division....................................     2005          9.99          11.00               653
                                                   2006         11.00          12.44             2,721
                                                   2007         12.44          12.79             4,670
                                                   2008         12.79           8.22             4,739



---------
NOTES:

(a)   INCEPTION DATE: JULY 5, 2000.

(b)   INCEPTION DATE: APRIL 30, 2007.

(c) THE ASSETS OF STATE STREET RESEARCH INCOME DIVISION WERE MERGED INTO THIS INVESTMENT DIVISION ON APRIL 29, 2002. ACCUMULATION UNIT VALUES PRIOR TO APRIL 29, 2002 ARE THOSE OF STATE STREET RESEARCH INCOME DIVISION.

(d) THE ASSETS OF LOOMIS SAYLES HIGH YIELD BOND DIVISION WERE MERGED INTO THIS INVESTMENT DIVISION ON APRIL 29, 2002. ACCUMULATION UNIT VALUES PRIOR TO APRIL 29, 2002 ARE THOSE OF LOOMIS SAYLES HIGH YIELD BOND DIVISION.

(e)   INCEPTION DATE: APRIL 28, 2008.

(f)   INCEPTION DATE: MAY 1, 2002.

(g) THE ASSETS OF JANUS GROWTH DIVISION WERE MERGED INTO THE JANUS AGGRESSIVE GROWTH DIVISION ON APRIL 28, 2003. ACCUMULATION UNIT VALUES PRIOR TO APRIL 28, 2003 ARE THOSE OF JANUS GROWTH DIVISION.

(h)   INCEPTION DATE: MAY 1, 2001.

(i) THE ASSETS IN THE MET/PUTNAM VOYAGER DIVISION MERGED INTO THE JENNISON GROWTH DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005. THE MET/PUTNAM VOYAGER DIVISION IS NO LONGER AVAILABLE.

(j) THE INVESTMENT DIVISION WITH THE NAME FI MID CAP OPPORTUNITIES WAS MERGED INTO THE JANUS MID CAP DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004 AND WAS RENAMED FI MID CAP OPPORTUNITIES. THE INVESTMENT DIVISION WITH THE NAME FI MID CAP OPPORTUNITIES ON APRIL 30, 2004 CEASED TO EXIST. THE ACCUMULATION UNIT VALUES HISTORY PRIOR TO MAY 1, 2004 IS THAT OF THE JANUS MID CAP DIVISION.

(k)   INCEPTION DATE: MAY 1, 2004.

(l) THE ASSETS OF THE MFS(R) INVESTORS TRUST DIVISION WERE MERGED INTO THE LEGG MASON VALUE EQUITY DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 1, 2006. ACCUMULATION UNIT VALUES PRIOR TO MAY 1, 2006 ARE THOSE OF MFS(R) INVESTORS TRUST DIVISION.

(m)   INCEPTION DATE: MAY 1, 2005.

(n)   INCEPTION DATE: MAY 1, 2006.

(o) THE ASSETS OF BLACKROCK LARGE CAP DIVISION (FORMERLY BLACKROCK INVESTMENT TRUST DIVISION) OF THE METROPOLITAN FUND WERE MERGED INTO THE BLACKROCK LARGE CAP CORE DIVISION OF THE MET INVESTORS FUND ON APRIL 30, 2007. ACCUMULATION UNIT VALUES PRIOR TO APRIL 30, 2007 ARE THOSE OF THE BLACKROCK LARGE CAP DIVISION.

* WE ARE WAIVING A PORTION OF THE SEP ACCT CHARGE FOR THE INVESTMENT DIVISION INVESTING IN THE BLACKROCK LARGE CAP CORE PORTFOLIO. PLEASE SEE THE TABLE OF EXPENSES FOR MORE INFORMATION.

APPENDIX C

PORTFOLIO LEGAL AND MARKETING NAMES

SERIES FUND/TRUST                        LEGAL NAME OF PORTFOLIO SERIES                 MARKETING NAME
-----------------                      ----------------------------------     ----------------------------------
AMERICAN FUNDS INSURANCE SERIES(R)                  Bond Fund                      American Funds Bond Fund
AMERICAN FUNDS INSURANCE SERIES(R)      Global Small Capitalization Fund          American Funds Global Small
                                                                                      Capitalization Fund
AMERICAN FUNDS INSURANCE SERIES(R)             Growth-Income Fund              American Funds Growth-Income Fund
AMERICAN FUNDS INSURANCE SERIES(R)                 Growth Fund                    American Funds Growth Fund
CALVERT VARIABLE SERIES, INC.               Social Balanced Portfolio          Calvert Social Balanced Portfolio
METROPOLITAN SERIES FUND, INC.         FI Mid Cap Opportunities Portfolio     FI Mid Cap Opportunities Portfolio
                                                                                          (Fidelity)
METROPOLITAN SERIES FUND, INC.             FI Value Leaders Portfolio             FI Value Leaders Portfolio
                                                                                          (Fidelity)

APPENDIX D

WHAT YOU NEED TO KNOW IF YOU ARE A TEXAS OPTIONAL
RETIREMENT PROGRAM PARTICIPANT

If you are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if you die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal you ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from you that you are not transferring employment to another Texas institution of higher education. If you retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.

APPENDIX E

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                                              PAGE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............................     2

SERVICES....................................................................     2

PRINCIPAL UNDERWRITER.......................................................     2

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT...........................     2

EXPERIENCE FACTOR...........................................................     2

VARIABLE INCOME PAYMENTS....................................................     2

CALCULATING THE ANNUITY UNIT VALUE..........................................     3

ADVERTISEMENT OF THE SEPARATE ACCOUNT.......................................     6

VOTING RIGHTS...............................................................     7

ERISA.......................................................................     8

TAXES.......................................................................     9

WITHDRAWALS.................................................................    13

FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT................................     1

FINANCIAL STATEMENTS OF METLIFE.............................................   F-1

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[ ] Metropolitan Life Separate Account E

[ ] Metropolitan Series Fund, Inc.

[ ] Met Investors Series Trust

[ ] Calvert Social Balanced Portfolio

[ ] American Funds Insurance Series(R)

[ ] I have changed my address. My current address is:




----------------------------------------
                                              Name ---------------------------------
            (Contract Number)

----------------------------------------    Address --------------------------------

                (Signature)                         --------------------------------
                                                                                 zip



Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893

                                                                 MAY 1, 2009


PREFERENCE PLUS(R) ACCOUNT VARIABLE ANNUITY CONTRACTS
ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes individual and group Preference Plus Account contracts for deferred variable annuities ("Deferred Annuities") and Preference Plus immediate variable income annuities ("Income Annuities"). The Income Annuities are no longer available.

--------------------------------------------------------------------------------

You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the Contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed Interest Account/Fixed Income Option (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), Portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series(R) ("American Funds(R)"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.


                                  AMERICAN FUNDS(R)

AMERICAN FUNDS BOND                         AMERICAN FUNDS GROWTH
AMERICAN FUNDS GLOBAL SMALL                 AMERICAN FUNDS GROWTH-INCOME
  CAPITALIZATION

                                 MET INVESTORS FUND

AMERICAN FUNDS BALANCED ALLOCATION          MET/FRANKLIN INCOME
AMERICAN FUNDS GROWTH ALLOCATION            MET/FRANKLIN MUTUAL SHARES
AMERICAN FUNDS MODERATE ALLOCATION          MET/FRANKLIN TEMPLETON FOUNDING STRATEGY
BLACKROCK LARGE CAP CORE                    MET/TEMPLETON GROWTH
CLARION GLOBAL REAL ESTATE                  MFS(R) RESEARCH INTERNATIONAL
HARRIS OAKMARK INTERNATIONAL                OPPENHEIMER CAPITAL APPRECIATION
JANUS FORTY PORTFOLIO                       PIMCO INFLATION PROTECTED BOND
LAZARD MID CAP PORTFOLIO                    PIMCO TOTAL RETURN
LEGG MASON PARTNERS AGGRESSIVE GROWTH       RCM TECHNOLOGY
LEGG MASON VALUE EQUITY PORTFOLIO           SSGA GROWTH AND INCOME ETF
LORD ABBETT BOND DEBENTURE PORTFOLIO        SSGA GROWTH ETF
MET/AIM SMALL CAP GROWTH PORTFOLIO          T. ROWE PRICE MID CAP GROWTH

                                  METROPOLITAN FUND

ARTIO INTERNATIONAL STOCK                   METLIFE CONSERVATIVE TO MODERATE
BARCLAYS CAPITAL AGGREGATE BOND INDEX         ALLOCATION
BLACKROCK AGGRESSIVE GROWTH                 METLIFE MID CAP STOCK INDEX
BLACKROCK BOND INCOME                       METLIFE MODERATE ALLOCATION
BLACKROCK DIVERSIFIED                       METLIFE MODERATE TO AGGRESSIVE
BLACKROCK LARGE CAP VALUE                   ALLOCATION
BLACKROCK LEGACY LARGE CAP GROWTH           METLIFE STOCK INDEX
BLACKROCK STRATEGIC VALUE                   MFS(R) TOTAL RETURN
DAVIS VENTURE VALUE                         MFS(R) VALUE
FI MID CAP OPPORTUNITIES                    MORGAN STANLEY EAFE(R) INDEX
FI VALUE LEADERS                            NEUBERGER BERMAN MID CAP VALUE
JENNISON GROWTH                             OPPENHEIMER GLOBAL EQUITY
LOOMIS SAYLES SMALL CAP CORE                RUSSELL 2000(R) INDEX
LOOMIS SAYLES SMALL CAP GROWTH              T. ROWE PRICE LARGE CAP GROWTH
MET/ARTISAN MID CAP VALUE                   T. ROWE PRICE SMALL CAP GROWTH
METLIFE AGGRESSIVE ALLOCATION               WESTERN ASSET MANAGEMENT STRATEGIC BOND
METLIFE CONSERVATIVE ALLOCATION               OPPORTUNITIES
                                            WESTERN ASSET MANAGEMENT
                                              U.S. GOVERNMENT






Certain Portfolios have been subject to a name change. Please see Appendix A-1 "Additional Information Regarding the Portfolios".

HOW TO LEARN MORE:


Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities, Income Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2009. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page A-PPA-80 of this Prospectus. To view or download the SAI, go to our website www.MetLife.com. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893
Phone: (800) 638-7732


The Securities and Exchange Commission has a website (http://www.sec.gov), which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.
This Prospectus is not valid unless attached to the current Metropolitan Fund, Met Investors Fund and American Funds(R) prospectuses, which are attached to the back of this Prospectus. You should also read these prospectuses carefully before purchasing a Deferred Annuity or Income Annuity.


 DEFERRED ANNUITIES
 AVAILABLE:
    - Non-Qualified
    - Traditional IRA
    - Roth IRA
    - SIMPLE IRA
    - SEP IRA


 INCOME ANNUITIES
 AVAILABLE:
    - Non-Qualified
    - Traditional IRA
    - Roth IRA
    - SIMPLE IRA
    - SEP IRA


 A WORD ABOUT
 INVESTMENT RISK:
 An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:
    - a bank deposit  or obligation;
    - federally insured or guaranteed; or
    - endorsed by any bank or other financial institution.


                                 (METLIFE LOGO)

TABLE OF CONTENTS


IMPORTANT TERMS YOU SHOULD KNOW...........................................  A-PPA-4
TABLE OF EXPENSES.........................................................  A-PPA-6
ACCUMULATION UNIT VALUES TABLE............................................  A-PPA-12
METLIFE...................................................................  A-PPA-13
METROPOLITAN LIFE SEPARATE ACCOUNT E......................................  A-PPA-13
VARIABLE ANNUITIES........................................................  A-PPA-13
  A Deferred Annuity.....................................................   A-PPA-14
  An Income Annuity......................................................   A-PPA-14
YOUR INVESTMENT CHOICES...................................................  A-PPA-14
  Certain Payments We Receive with Regard to the Portfolios..............   A-PPA-20
DEFERRED ANNUITIES........................................................  A-PPA-21
  The Deferred Annuity and Your Retirement Plan..........................   A-PPA-21
  Automated Investment Strategies........................................   A-PPA-22
  Purchase Payments......................................................   A-PPA-23
    Allocation of Purchase Payments.......................................  A-PPA-23
    Automated Purchase Payments...........................................  A-PPA-23
    Electronic Applications...............................................  A-PPA-23
    Limits on Purchase Payments...........................................  A-PPA-23
  The Value of Your Investment...........................................   A-PPA-24
  Transfers..............................................................   A-PPA-24
  Access to Your Money...................................................   A-PPA-27
    Systematic Withdrawal Program.........................................  A-PPA-27
    Minimum Distribution..................................................  A-PPA-29
  Contract Fee...........................................................   A-PPA-29
  Charges................................................................   A-PPA-29
    Insurance-Related Charge..............................................  A-PPA-29
    Investment-Related Charge.............................................  A-PPA-30
  Premium and Other Taxes................................................   A-PPA-30
  Early Withdrawal Charges...............................................   A-PPA-30
    When No Early Withdrawal Charge Applies...............................  A-PPA-31
    When A Different Early Withdrawal Charge May Apply....................  A-PPA-32
  Free Look..............................................................   A-PPA-32
  Death Benefit..........................................................   A-PPA-33
  Pay-out Options (or Income Options)....................................   A-PPA-34
INCOME ANNUITIES..........................................................  A-PPA-35
  Income Payment Types...................................................   A-PPA-35
  Minimum Size of Your Income Payment....................................   A-PPA-37
  Allocation.............................................................   A-PPA-37
  The Value of Your Income Payments......................................   A-PPA-37





A-PPA-2

  Reallocations..........................................................   A-PPA-38
  Contract Fee...........................................................   A-PPA-41
  Charges................................................................   A-PPA-42
    Insurance-Related or Separate Account Charge..........................  A-PPA-42
    Investment-Related Charge.............................................  A-PPA-42
  Premium and Other Taxes................................................   A-PPA-42
  Free Look..............................................................   A-PPA-43
GENERAL INFORMATION.......................................................  A-PPA-43
  Administration.........................................................   A-PPA-43
    Purchase Payments.....................................................  A-PPA-43
    Confirming Transactions...............................................  A-PPA-44
    Processing Transactions...............................................  A-PPA-44
     By Telephone or Internet.............................................  A-PPA-44
     After Your Death.....................................................  A-PPA-45
     Misstatement.........................................................  A-PPA-45
     Third Party Requests.................................................  A-PPA-45
     Valuation -- Suspension of Payments..................................  A-PPA-45
  Advertising Performance................................................   A-PPA-46
  Changes to Your Deferred Annuity or Income Annuity.....................   A-PPA-47
  Voting Rights..........................................................   A-PPA-48
  Who Sells the Deferred Annuities and Income Annuities..................   A-PPA-48
  Financial Statements...................................................   A-PPA-51
  When We Can Cancel Your Deferred Annuity or Income Annuity.............   A-PPA-51
INCOME TAXES..............................................................  A-PPA-51
LEGAL PROCEEDING..........................................................  A-PPA-62
APPENDIX A PREMIUM TAX TABLE..............................................  A-PPA-63
APPENDIX A-1 ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS..............  A-PPA-64
APPENDIX B ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION..........  A-PPA-65
APPENDIX C PORTFOLIO LEGAL AND MARKETING NAMES............................  A-PPA-79
APPENDIX D TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION..  A-PPA-80



The Deferred Annuities or Income Annuities are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, the attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.





                                                                         A-PPA-3

IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE

When you purchase a Deferred Annuity, an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account.

ACCUMULATION UNIT VALUE

With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ANNUITY UNIT VALUE

With an Income Annuity or variable pay-out option, the money paid-in or reallocated into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under an Income Annuity or variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.

CONTRACT

A Contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.

CONTRACT YEAR

Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period.

EARLY WITHDRAWAL CHARGE

The early withdrawal charge is an amount we deduct from your Account Balance if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.





A-PPA-4

EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

GOOD ORDER

A request or transaction generally is considered in "good order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in good order. If you have any questions, you should contact us or your sales representative before submitting the form or request.

INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When you allocate a purchase payment, transfer money or make reallocations of your income payment to an investment division, the investment division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, Met Investors Fund or American Funds(R).

METLIFE

MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE

Your MetLife Designated Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 1-800-638-7732.

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.

VARIABLE ANNUITY

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

YOU

In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or Income Annuity, the annuitant under an Income Annuity, or the participant or annuitant under certain group arrangements.





                                                                         A-PPA-5

TABLE OF EXPENSES -- PREFERENCE PLUS DEFERRED ANNUITIES

The following tables describe the fees and expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or Income Annuity or make transfers/reallocations between the investment divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply. There are no fees for the Fixed Interest Account or Fixed Income Option.

---------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES

  Sales Load Imposed on Purchase Payments...............................      None
  Early Withdrawal Charge (as a percentage of each purchase payment funding the withdrawal during the pay-in phase)(1).................  Up to 7%
  Exchange Fee for Deferred Annuities...................................      None
  Surrender Fee for Deferred Annuities..................................      None
  Income Annuity Contract Fee(2)........................................      $350
  Transfer Fee..........................................................      None


1 AN EARLY WITHDRAWAL CHARGE OF UP TO 7% MAY APPLY IF YOU WITHDRAW PURCHASE PAYMENTS WITHIN 7 YEARS OF WHEN THEY WERE CREDITED TO YOUR DEFERRED ANNUITY. THE CHARGE ON PURCHASE PAYMENTS IS CALCULATED ACCORDING TO THE FOLLOWING SCHEDULE:

  DURING PURCHASE PAYMENT YEAR
  1......................................................................       7%
  2......................................................................       6%
  3......................................................................       5%
  4......................................................................       4%
  5......................................................................       3%
  6......................................................................       2%
  7......................................................................       1%
  Thereafter.............................................................       0%


     THERE ARE TIMES WHEN THE EARLY WITHDRAWAL CHARGE DOES NOT APPLY TO AMOUNTS THAT ARE WITHDRAWN FROM A DEFERRED ANNUITY. FOR EXAMPLE, EACH CONTRACT YEAR YOU MAY TAKE THE GREATER OF 10% OF YOUR ACCOUNT BALANCE OR YOUR PURCHASE PAYMENTS MADE OVER 7 YEARS AGO FREE OF EARLY WITHDRAWAL CHARGES.

2 THERE IS A ONE-TIME CONTRACT FEE OF $350 FOR INCOME ANNUITIES. WE DO NOT CHARGE THIS FEE IF YOU ELECT A PAY-OUT OPTION UNDER YOUR DEFERRED ANNUITY AND YOU HAVE OWNED YOUR DEFERRED ANNUITY FOR MORE THAN TWO YEARS. WE ARE CURRENTLY WAIVING THIS CHARGE.

--------------------------------------------------------------------------------

The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity, but does not include fees and expenses for the Portfolios.

Annual Contract Fee for Deferred Annuities(3)...............................................   None
Separate Account Charge (as a percentage of your average account value)(4)
  General Administrative Expenses Charge....................................................   .50%
  Mortality and Expense Risk Charge.........................................................   .75%
  Total Separate Account Annual Charge(4)...........  Current and Maximum Guaranteed Charge:  1.25%


3 A $20 ANNUAL CONTRACT FEE IS IMPOSED ON MONEY IN THE FIXED INTEREST ACCOUNT. THIS FEE MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES.

4 PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT CHARGE WILL NOT EXCEED 1.25% OF YOUR AVERAGE BALANCE IN THE INVESTMENT DIVISIONS. FOR PURPOSES OF PRESENTATION HERE, WE ESTIMATED THE ALLOCATION BETWEEN GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK CHARGE FOR THE DEFERRED ANNUITIES OR THE AMOUNT OF UNDERLYING PORTFOLIO SHARES WE HAVE DESIGNATED IN THE INVESTMENT DIVISION TO GENERATE YOUR INCOME PAYMENTS FOR THE INCOME ANNUITIES.

     WE ARE WAIVING 0.08% OF THE SEPARATE ACCOUNT CHARGE FOR THE INVESTMENT DIVISION INVESTING IN THE BLACKROCK LARGE-CAP CORE PORTFOLIO.

--------------------------------------------------------------------------------

The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold your Contract. Certain Portfolios may impose a redemption fee in the future. All of the Portfolios listed below are Class A except for the BlackRock Large Cap Value, BlackRock Legacy Large Cap Growth, Clarion Global Real Estate, FI Value Leaders, Harris Oakmark International, Janus Forty, Lazard Mid Cap, Met/AIM Small Cap Growth, MFS(R) Total Return, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, SSgA Growth ETF, SSgA Growth and Income ETF Portfolios, which are Class E Portfolios, Met/Franklin Income, Met/Franklin Mutual Shares, Met/Franklin Templeton Founding Strategy and Met/Templeton Growth, which are Class B Portfolios, American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation, which are Class C Portfolios, and the Portfolios of the American Funds(R), which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund and the American Funds(R) fees and expenses are contained in their respective prospectuses.






A-PPA-6

Total Annual Metropolitan Fund, Met Investors Fund and American        Minimum   Maximum
Funds(R)                                                               -------   -------
  Operating Expenses for the fiscal year ending December 31, 2008
     (expenses that are deducted from these Funds' assets include management fees, distribution fees (12b-1 fees) and other
     expenses).....................................................      0.29%     1.60%




AMERICAN FUNDS(R) -- CLASS 2
ANNUAL EXPENSES
for fiscal year ending December 31,
2008                                               DISTRIBUTION             ACQUIRED    TOTAL     CONTRACTUAL FEE    NET TOTAL
(as a percentage of average daily net                 AND/OR               FUND FEES    ANNUAL     WAIVER AND/OR      ANNUAL
assets)                                MANAGEMENT     SERVICE      OTHER      AND     OPERATING       EXPENSE        OPERATING
                                           FEE     (12b-1) FEES  EXPENSES  EXPENSES*   EXPENSES    REIMBURSEMENT    EXPENSES**
------------------------------------------------------------------------------------------------------------------------------
American Funds Bond Fund.............     0.39%        0.25%       0.01%       --       0.65%            --            0.65%
American Funds Global Small
  Capitalization Fund................     0.71%        0.25%       0.03%       --       0.99%            --            0.99%
American Funds Growth Fund...........     0.32%        0.25%       0.01%       --       0.58%            --            0.58%
American Funds Growth-Income Fund....     0.27%        0.25%       0.01%       --       0.53%            --            0.53%
                                                                                                 -----------------------------





MET INVESTORS SERIES TRUST
ANNUAL EXPENSES
for fiscal year ending December 31,
2008                                               DISTRIBUTION             ACQUIRED    TOTAL     CONTRACTUAL FEE    NET TOTAL
(as a percentage of average daily net                 AND/OR               FUND FEES    ANNUAL     WAIVER AND/OR      ANNUAL
assets)                                MANAGEMENT     SERVICE      OTHER      AND     OPERATING       EXPENSE        OPERATING
                                           FEE     (12b-1) FEES  EXPENSES  EXPENSES*   EXPENSES    REIMBURSEMENT    EXPENSES**
------------------------------------------------------------------------------------------------------------------------------
American Funds Balanced Allocation
  Portfolio -- Class C...............     0.10%        0.55%       0.05%     0.40%      1.10%          0.05%           1.05%(1)
American Funds Growth Allocation
  Portfolio -- Class C...............     0.10%        0.55%       0.05%     0.38%      1.08%          0.05%           1.03%(1)
American Funds Moderate Allocation
  Portfolio -- Class C...............     0.10%        0.55%       0.05%     0.42%      1.12%          0.05%           1.07%(1)
BlackRock Large Cap Core
  Portfolio -- Class A...............     0.58%           --       0.04%        --      0.62%             --           0.62%
Clarion Global Real Estate
  Portfolio -- Class E...............     0.63%        0.15%       0.05%        --      0.83%             --           0.83%
Harris Oakmark International
  Portfolio -- Class E...............     0.78%        0.15%       0.07%        --      1.00%             --           1.00%
Janus Forty Portfolio -- Class E.....     0.64%        0.15%       0.04%        --      0.83%             --           0.83%
Lazard Mid Cap Portfolio -- Class E..     0.69%        0.15%       0.05%        --      0.89%             --           0.89%(2)
Legg Mason Partners Aggressive Growth
  Portfolio -- Class A...............     0.63%           --       0.02%        --      0.65%             --           0.65%
Legg Mason Value Equity Portfolio
  -- Class A.........................     0.63%           --       0.04%        --      0.67%             --           0.67%
Lord Abbett Bond Debenture
  Portfolio -- Class A...............     0.50%           --       0.03%        --      0.53%             --           0.53%
Met/AIM Small Cap Growth
  Portfolio -- Class E...............     0.86%        0.15%       0.03%        --      1.04%             --           1.04%
Met/Franklin Income Portfolio
  -- Class B.........................     0.80%        0.25%       0.23%        --      1.28%          0.02%           1.26%(3)
Met/Franklin Mutual Shares
  Portfolio -- Class B...............     0.80%        0.25%       0.55%        --      1.60%          0.45%           1.15%(4)
Met/Franklin Templeton Founding
  Strategy Portfolio -- Class B......     0.05%        0.25%       0.08%     0.89%      1.27%          0.08%           1.19%(5)
Met/Templeton Growth Portfolio
  -- Class B.........................     0.70%        0.25%       0.59%        --      1.54%          0.47%           1.07%(6)
MFS(R) Research International
  Portfolio -- Class A...............     0.70%           --       0.07%        --      0.77%             --           0.77%
Oppenheimer Capital Appreciation
  Portfolio -- Class E...............     0.59%        0.15%       0.04%        --      0.78%             --           0.78%
PIMCO Inflation Protected Bond
  Portfolio -- Class E...............     0.49%        0.15%       0.04%        --      0.68%             --           0.68%
PIMCO Total Return Portfolio -- Class
  A..................................     0.48%           --       0.04%        --      0.52%             --           0.52%
RCM Technology Portfolio -- Class A..     0.88%           --       0.09%        --      0.97%             --           0.97%
SSgA Growth and Income ETF
  Portfolio -- Class E...............     0.33%        0.15%       0.08%     0.20%      0.76%          0.03%           0.73%(7)
SSgA Growth ETF Portfolio -- Class
  E..................................     0.33%        0.15%       0.08%     0.21%      0.77%          0.03%           0.74%(8)
T. Rowe Price Mid Cap Growth
  Portfolio -- Class A...............     0.75%           --       0.03%        --      0.78%             --           0.78%

                                                                                                 -----------------------------







                                                                         A-PPA-7

------------------------------------------------------------------------------------------------------------------------------
METROPOLITAN FUND,
ANNUAL EXPENSES
for fiscal year ending December 31,
2008                                               DISTRIBUTION             ACQUIRED    TOTAL     CONTRACTUAL FEE    NET TOTAL
(as a percentage of average daily net                 AND/OR               FUND FEES    ANNUAL     WAIVER AND/OR      ANNUAL
assets)                                MANAGEMENT     SERVICE      OTHER      AND     OPERATING       EXPENSE        OPERATING
                                           FEE     (12b-1) FEES  EXPENSES  EXPENSES*   EXPENSES    REIMBURSEMENT    EXPENSES**
Artio International Stock Portfolio
  -- Class A.........................     0.82%           --       0.13%        --      0.95%          0.03%           0.92%(9)
Barclays Capital Aggregate Bond Index
  Portfolio -- Class A...............     0.25%           --       0.04%        --      0.29%          0.01%           0.28%(10)
BlackRock Aggressive Growth Portfolio
  -- Class A.........................     0.72%           --       0.05%        --      0.77%             --           0.77%
BlackRock Bond Income Portfolio
  -- Class A.........................     0.38%           --       0.05%        --      0.43%          0.01%           0.42%(11)
BlackRock Diversified
  Portfolio -- Class A...............     0.45%           --       0.04%        --      0.49%             --           0.49%
BlackRock Large Cap Value
  Portfolio -- Class E...............     0.67%        0.15%       0.05%        --      0.87%             --           0.87%
BlackRock Legacy Large Cap Growth
  Portfolio -- Class E...............     0.73%        0.15%       0.05%        --      0.93%          0.01%           0.92%(12)
BlackRock Strategic Value
  Portfolio -- Class A...............     0.84%           --       0.05%        --      0.89%             --           0.89%
Davis Venture Value Portfolio
  -- Class A.........................     0.70%           --       0.03%        --      0.73%          0.04%           0.69%(13)
FI Mid Cap Opportunities
  Portfolio -- Class A...............     0.68%           --       0.07%        --      0.75%             --           0.75%
FI Value Leaders Portfolio -- Class
  E..................................     0.65%        0.15%       0.06%        --      0.86%             --           0.86%
Jennison Growth Portfolio -- Class
  A..................................     0.63%           --       0.04%        --      0.67%             --           0.67%
Loomis Sayles Small Cap Core
  Portfolio -- Class A...............     0.90%           --       0.06%        --      0.96%          0.05%           0.91%(14)
Loomis Sayles Small Cap Growth
  Portfolio -- Class A...............     0.90%           --       0.13%        --      1.03%          0.06%           0.97%(15)
Met/Artisan Mid Cap Value
  Portfolio -- Class A...............     0.81%           --       0.04%        --      0.85%             --           0.85%
MetLife Aggressive Allocation
  Portfolio -- Class A...............     0.10%           --       0.03%     0.72%      0.85%          0.03%           0.82%(16)
MetLife Conservative Allocation
  Portfolio -- Class A...............     0.10%           --       0.02%     0.56%      0.68%          0.02%           0.66%(16)
MetLife Conservative to Moderate
  Allocation Portfolio -- Class A....     0.09%           --       0.01%     0.61%      0.71%             --           0.71%(16)
MetLife Mid Cap Stock Index
  Portfolio -- Class A...............     0.25%           --       0.08%        --      0.33%          0.01%           0.32%(10)
MetLife Moderate Allocation
  Portfolio -- Class A...............     0.07%           --          --     0.65%      0.72%             --           0.72%(16)
MetLife Moderate to Aggressive
  Allocation Portfolio -- Class A....     0.07%           --          --     0.68%      0.75%             --           0.75%(16)
MetLife Stock Index Portfolio
  -- Class A.........................     0.25%           --       0.04%        --      0.29%          0.01%           0.28%(10)
MFS(R) Total Return
  Portfolio -- Class E...............     0.53%        0.15%       0.05%        --      0.73%             --           0.73%
MFS(R) Value Portfolio -- Class A....     0.72%           --       0.08%        --      0.80%          0.07%           0.73%(17)
Morgan Stanley EAFE(R) Index
  Portfolio -- Class A...............     0.30%           --       0.12%     0.01%      0.43%          0.01%           0.42%(18)
Neuberger Berman Mid Cap Value
  Portfolio -- Class A...............     0.65%           --       0.04%        --      0.69%             --           0.69%
Oppenheimer Global Equity
  Portfolio -- Class A...............     0.52%           --       0.09%        --      0.61%             --           0.61%
Russell 2000(R) Index
  Portfolio -- Class A...............     0.25%           --       0.07%     0.01%      0.33%          0.01%           0.32%(10)
T. Rowe Price Large Cap Growth
  Portfolio -- Class A...............     0.60%           --       0.07%        --      0.67%             --           0.67%
T. Rowe Price Small Cap Growth
  Portfolio -- Class A...............     0.51%           --       0.08%        --      0.59%             --           0.59%
Western Asset Management Strategic
  Bond Opportunities
  Portfolio -- Class A...............     0.60%           --       0.05%        --      0.65%             --           0.65%
Western Asset Management U.S.
  Government Portfolio -- Class A....     0.48%           --       0.04%        --      0.52%             --           0.52%

                                                                                                 -----------------------------



* ACQUIRED FUND FEES AND EXPENSES ARE FEES AND EXPENSES INCURRED INDIRECTLY BY A PORTFOLIO AS A RESULT OF INVESTING IN SHARES OF ONE OR MORE UNDERLYING PORTFOLIOS.

** NET TOTAL ANNUAL OPERATING EXPENSES DO NOT REFLECT: (1) VOLUNTARY WAIVERS OF FEES OR EXPENSES; (2) CONTRACTUAL WAIVERS THAT ARE IN EFFECT FOR LESS THAN ONE YEAR FROM THE DATE OF THIS PROSPECTUS; OR (3) EXPENSE REDUCTIONS RESULTING FROM CUSTODIAL FEE CREDITS OR DIRECTED BROKERAGE ARRANGEMENTS.

1 THE PORTFOLIO IS A "FUND OF FUNDS" THAT INVESTS SUBSTANTIALLY ALL OF ITS ASSETS IN PORTFOLIOS OF THE AMERICAN FUNDS INSURANCE SERIES. BECAUSE THE PORTFOLIO INVESTS IN OTHER UNDERLYING PORTFOLIOS, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE MANAGEMENT FEE.





A-PPA-8

     THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES (EXCLUDING AQUIRED FUND FEES AND EXPENSES AND 12B-1 FEES) TO 0.10%.

2 OTHER EXPENSES INCLUDE 0.02% OF DEFERRED EXPENSE REIMBURSEMENT FROM A PRIOR PERIOD.

3 THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES TO 0.90%, EXCLUDING 12B-1 FEES. DUE TO A VOLUNTARY MANAGEMENT FEE WAIVER NOT REFLECTED IN THE TABLE, THE PORTFOLIO'S ACTUAL NET OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2008 WERE 0.88% FOR THE CLASS A SHARES AND 1.14% FOR THE CLASS B SHARES.

4 THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES TO 0.90%, EXCLUDING 12B-1 FEES.

5 THE PORTFOLIO IS A "FUND OF FUNDS" THAT INVESTS EQUALLY IN THREE OTHER PORTFOLIOS OF THE MET INVESTORS SERIES TRUST: THE MET/FRANKLIN INCOME PORTFOLIO, THE MET/FRANKLIN MUTUAL SHARES PORTFOLIO AND THE MET/TEMPLETON GROWTH PORTFOLIO. BECAUSE THE PORTFOLIO INVESTS IN OTHER UNDERLYING PORTFOLIOS, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE MANAGEMENT FEE.

     THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES (EXCLUDING ACQUIRED FUND FEES AND EXPENSES AND 12B-1 FEES) TO 0.05%.

6 THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES TO 0.80%, EXCLUDING 12B-1 FEES. DUE TO A VOLUNTARY MANAGEMENT FEE WAIVER NOT REFLECTED IN THE TABLE, THE PORTFOLIO'S ACTUAL NET OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2008 WERE 0.80% FOR THE CLASS A SHARES AND 1.05% FOR THE CLASS B SHARES.

7 THE PORTFOLIO PRIMARILY INVESTS ITS ASSETS IN OTHER INVESTMENT COMPANIES KNOWN AS EXCHANGE-TRADED FUNDS ("UNDERLYING ETFS"). AS AN INVESTOR IN AN UNDERLYING ETF OR OTHER INVESTMENT COMPANY, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING ETF OR OTHER INVESTMENT COMPANY, INCLUDING THE MANAGEMENT FEE.

     THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO WAIVE A PORTION OF THE MANAGEMENT FEE EQUAL TO 0.03% OF THE FIRST $500 MILLION OF AVERAGE DAILY NET ASSETS.

     THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT AN AMENDED MANAGEMENT FEE AGREEMENT AS IF THE FEES HAD BEEN IN EFFECT DURING THE PREVIOUS FISCAL YEAR.

     OTHER EXPENSES INCLUDE 0.03% OF DEFERRED EXPENSE REIMBURSEMENT FROM A PRIOR PERIOD.

8 THE PORTFOLIO PRIMARILY INVESTS ITS ASSETS IN OTHER INVESTMENT COMPANIES KNOWN AS EXCHANGE-TRADED FUNDS ("UNDERLYING ETFS"). AS AN INVESTOR IN AN UNDERLYING ETF OR OTHER INVESTMENT COMPANY, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING ETF OR OTHER INVESTMENT COMPANY, INCLUDING THE MANAGEMENT FEE.

     THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO WAIVE A PORTION OF THE MANAGEMENT FEE EQUAL TO 0.03% OF THE FIRST $500 MILLION OF AVERAGE DAILY NET ASSETS.

     THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT AN AMENDED MANAGEMENT FEE AGREEMENT AS IF THE FEES HAD BEEN IN EFFECT DURING THE PREVIOUS FISCAL YEAR.

     OTHER EXPENSES INCLUDE 0.02% OF DEFERRED EXPENSE REIMBURSEMENT FROM A PRIOR PERIOD.

9 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.81% FOR THE FIRST $500 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND 0.78% FOR THE NEXT $500 MILLION.

10 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO 0.243%.

11 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.325% FOR THE PORTFOLIO'S AVERAGE DAILY NET ASSETS IN EXCESS OF $1 BILLION BUT LESS THAN $2 BILLION.

12 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.73% FOR THE FIRST $300 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND 0.705% FOR THE NEXT $700 MILLION.

13 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.75% FOR THE FIRST $50 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS, 0.70% FOR THE NEXT $450 MILLION, 0.65% FOR THE NEXT $4 BILLION, AND 0.625% FOR AMOUNTS OVER $4.5 BILLION.

14 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.85% FOR THE FIRST $500 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND 0.80% FOR AMOUNTS OVER $500 MILLION.

15 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.85% FOR THE FIRST $100 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND 0.80% FOR AMOUNTS OVER $100 MILLION.

16 THE PORTFOLIO IS A "FUND OF FUNDS" THAT INVESTS SUBSTANTIALLY ALL OF ITS ASSETS IN OTHER PORTFOLIOS OF THE MET INVESTORS SERIES TRUST AND THE METROPOLITAN SERIES FUND, INC. BECAUSE THE PORTFOLIO INVESTS IN OTHER UNDERLYING PORTFOLIOS, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE MANAGEMENT FEE.

     METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO WAIVE FEES OR PAY ALL EXPENSES (OTHER THAN ACQUIRED FUND FEES AND EXPENSES, BROKERAGE COSTS, TAXES, INTEREST AND ANY EXTRAORDINARY EXPENSES) SO AS TO LIMIT NET OPERATING EXPENSES OF THE PORTFOLIO TO 0.10% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES, 0.35% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B SHARES AND 0.25% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS E SHARES.

17 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.65% FOR THE FIRST $1.25 BILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS, 0.60% FOR THE NEXT $250 MILLION, AND 0.50% FOR AMOUNTS OVER $1.5 BILLION.

18 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO 0.293%.





                                                                         A-PPA-9

EXAMPLES

   The examples are intended to help you compare the cost of investing in the Deferred Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity (described in the second table) and the Portfolios and expenses (described in the third table).

EXAMPLE 1.
This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:
  - there was no allocation to the Fixed Interest Account (no Contract Fee was charged);
  -  reimbursement and/or waiver of expenses was not in effect;
  -  you bear the minimum or maximum fees and expenses of any of the Portfolios;
  -  the underlying Portfolio earns a 5% annual return; and
  - you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.


                                                          1        3         5        10
                                                        YEAR     YEARS     YEARS     YEARS
------------------------------------------------------------------------------------------
Maximum..............................................   $932    $1,363    $1,800    $3,160
Minimum..............................................   $810    $  986    $1,138    $1,828



EXAMPLE 2.
This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:
  - there was no allocation to the Fixed Interest Account (no Contract Fee was charged);
  -  reimbursement and/or waiver of expenses was not in effect;
  -  you bear the minimum or maximum fees and expenses of any of the Portfolios;
  -  the underlying Portfolio earns a 5% annual return; and
  - you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) after owning your Deferred Annuity for more than two years or do not surrender your Deferred Annuity. (No early withdrawal charges are deducted.)

                                                           1       3         5        10
                                                         YEAR    YEARS     YEARS     YEARS
------------------------------------------------------------------------------------------
Maximum...............................................   $288     $882    $1,500    $3,160
Minimum...............................................   $157     $486    $  838    $1,828


EXAMPLE 3.
This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:
  - there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Contract Fee was charged);
  -  reimbursement and/or waiver of expenses was not in effect;
  -  you bear the minimum or maximum fees and expenses of any of the Portfolios;





A-PPA-10

  -  the underlying Portfolio earns a 5% annual return;
  -  you bear the Income Annuity Contract Fee; and
  - you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) during the first year. (No early withdrawal charges are deducted.)

                                                          1        3         5        10
                                                        YEAR     YEARS     YEARS     YEARS
------------------------------------------------------------------------------------------
Maximum..............................................   $638    $1,232    $1,850    $3,510
Minimum..............................................   $507    $  836    $1,188    $2,178







                                                                        A-PPA-11

 ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION

See Appendix B.





A-PPA-12

METLIFE


Metropolitan Life Insurance Company ("MetLife" or the "Company") is a wholly-owned subsidiary of MetLife, Inc. (NYSE: MET), a publicly traded company. MetLife's home office is located at 200 Park Avenue, New York, New York 10166-0188. MetLife was formed under the laws of New York State in 1868. MetLife, Inc. is a leading provider of individual insurance, employee benefits and financial services with operations throughout the United States and the Latin America, Europe and Asia Pacific regions. Through its subsidiaries and affiliates, MetLife, Inc. offers life insurance, annuities, automobile and homeowners insurance, retail banking and other financial services to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. For more information, please visit www.metlife.com.

METROPOLITAN LIFE SEPARATE ACCOUNT E


We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Deferred and Income Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

VARIABLE ANNUITIES


There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or the amount of each income payment varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money or income payment amount is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." The Fixed Interest Account offers an interest rate that is guaranteed by us (the current minimum rate on the Fixed Interest Account is 3% but may be lower based on your state and issue date and, therefore, may be lower for certain Contracts). Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

The group Deferred Annuities and group Income Annuities are also available. They are offered to employers, associations, trusts or other groups for their employees, members or participants.





                                                                        A-PPA-13

A DEFERRED ANNUITY
You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.

All IRAs receive tax deferral under the Internal Revenue Code. There are no additional tax benefits from funding an IRA with a Deferred Annuity. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity in an IRA such as the availability of a guaranteed income for life or the death benefit.

Because the Contract proceeds must be distributed within the time periods required by the federal Internal Revenue Code, the right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation, are available only to a person who is defined as a "spouse" under the federal Defense of Marriage Act, or any other applicable federal law. Therefore, under current federal law, a purchaser who has or is contemplating a civil union or same sex marriage should note that the rights of a spouse under the spousal continuation provisions of this Contract will not be available to such partner or same sex marriage spouse.

A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase. The pay-out phase begins when you either take all of your money out of the account or you elect "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."

We no longer make this Deferred Annuity available, however, current contract owners may continue to make additional purchase payments.

AN INCOME ANNUITY
An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of income payment suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments you receive will depend on such things as the income payment type you choose, your investment choices and the amount of your purchase payment.

The Income Annuities are no longer available.

YOUR INVESTMENT CHOICES

The Metropolitan Fund, Met Investors Fund and American Funds(R) and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, Met Investors Fund and American Funds(R) prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the investment divisions. The Class A shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on American Funds(R) Portfolios, which are Class 2, and the following Portfolios: BlackRock Large Cap Value, BlackRock Legacy Large Cap Growth, Clarion Global Real Estate, FI Value Leaders, Harris Oakmark International, Janus Forty, Lazard Mid Cap, Met/AIM Small Cap Growth, MFS(R) Total Return, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, SSgA Growth ETF, SSgA Growth and Income ETF Portfolios, which are Class E, Met/Franklin Income, Met/Franklin Mutual Shares, Met/Franklin Templeton Founding Strategy and Met/Templeton Growth, which are Class B, and American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation, which are Class C.





A-PPA-14

The investment choices are listed in alphabetical order (based upon the Portfolio's legal names). (See Appendix C Portfolio Legal and Marketing Names.) The investment divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. The degree of investment risk you assume will depend on the investment divisions you choose. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance or variable income payments based on amounts allocated to the investment divisions may go down as well as up.

METROPOLITAN FUND ASSET ALLOCATION PORTFOLIOS

The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio, and the MetLife Aggressive Allocation Portfolio, also known as the "asset allocation portfolios," are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation portfolios will bear its pro rata portion of the fees and expenses incurred by the underlying Portfolios in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the asset allocation portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.

MET INVESTORS FUND ASSET ALLOCATION PORTFOLIOS

The American Funds Balanced Allocation Portfolio, the American Funds Growth Allocation Portfolio and the American Funds Moderate Allocation Portfolio, also known as "asset allocation portfolios", are "funds of funds" Portfolios that invest substantially all of their assets in portfolios of the American Funds Insurance Series(R). Therefore, each of these asset allocation portfolios will bear its pro-rata share of the fees and expenses incurred by the underlying portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios in which the asset allocation portfolio invests. Underlying portfolios consist of American Funds Portfolios that are currently available for investment directly under the Contract and other underlying American Funds portfolios which are not made available directly under the Contract.

MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

The Met/Franklin Templeton Founding Strategy Portfolio is a "funds of funds" Portfolio that invests equally in three other portfolios of the Met Investors
Fund: the Met/Franklin Income Portfolio, the Met/Franklin Mutual Shares Portfolio and the Met/Templeton Growth Portfolio. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee.





                                                                        A-PPA-15

EXCHANGE-TRADED FUNDS PORTFOLIOS

The SSgA Growth ETF Portfolio and the SSgA Growth and Income ETF Portfolio are asset allocation portfolios and "fund of funds," which invest substantially all of their assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, each portfolio also will bear its pro-rata portion of the fees and expenses incurred by the Underlying ETF or other investment company in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the portfolios. The expense levels will vary over time depending on the mix of Underlying ETFs in which these portfolios invest.


                                                                  INVESTMENT MANAGER/
                                                                     SUB-INVESTMENT
         PORTFOLIO                   INVESTMENT OBJECTIVE               MANAGER
         ---------                   --------------------         -------------------
     AMERICAN FUNDS(R)
American Funds Bond Fund      Seeks to maximize current income    Capital Research
                              and preserve capital by investing   and Management
                              primarily in fixed-income           Company
                              securities.
American Funds Global Small   Seeks capital appreciation          Capital Research
  Capitalization Fund         through stocks.                     and Management
                                                                  Company
American Funds Growth Fund    Seeks capital appreciation          Capital Research
                              through stocks.                     and Management
                                                                  Company
American Funds Growth-        Seeks both capital appreciation     Capital Research
  Income Fund                 and income.                         and Management
                                                                  Company
   MET INVESTORS FUND(#)
American Funds Balanced       Seeks a balance between a high      MetLife Advisers,
  Allocation Portfolio        level of current income and         LLC
                              growth of capital with a greater
                              emphasis on growth of capital.
American Funds Growth         Seeks growth of capital.            MetLife Advisers,
  Allocation Portfolio                                            LLC
American Funds Moderate       Seeks a high total return in the    MetLife Advisers,
  Allocation Portfolio        form of income and growth of        LLC
                              capital, with a greater emphasis
                              on income.
BlackRock Large Cap Core      Seeks long-term capital growth.     MetLife Advisers,
  Portfolio                                                       LLC
                                                                  Sub-Investment
                                                                  Manager: BlackRock
                                                                  Advisors, LLC
Clarion Global Real Estate    Seeks to provide total return       MetLife Advisers,
  Portfolio                   through investment in real estate   LLC
                              securities, emphasizing both        Sub-Investment
                              capital appreciation and current    Manager: ING
                              income.                             Clarion Real Estate
                                                                  Securities, L.P.
Harris Oakmark                Seeks long-term capital             MetLife Advisers,
  International Portfolio     appreciation.                       LLC
                                                                  Sub-Investment
                                                                  Manager: Harris
                                                                  Associates L.P.
Janus Forty Portfolio         Seeks capital appreciation.         MetLife Advisers,
                                                                  LLC
                                                                  Sub-Investment
                                                                  Manager: Janus
                                                                  Capital Management
                                                                  LLC
Lazard Mid Cap Portfolio      Seeks long-term growth of           MetLife Advisers,
                              capital.                            LLC
                                                                  Sub-Investment
                                                                  Manager: Lazard
                                                                  Asset Management
                                                                  LLC
Legg Mason Partners           Seeks capital appreciation.         MetLife Advisers,
  Aggressive Growth                                               LLC
  Portfolio                                                       Sub-Investment
                                                                  Manager:
                                                                  ClearBridge
                                                                  Advisors, LLC
Legg Mason Value Equity       Seeks long-term growth of           MetLife Advisers,
  Portfolio                   capital.                            LLC
                                                                  Sub-Investment
                                                                  Manager: Legg Mason
                                                                  Capital Management.
                                                                  Inc.





A-PPA-16

                                                                  INVESTMENT MANAGER/
                                                                     SUB-INVESTMENT
         PORTFOLIO                   INVESTMENT OBJECTIVE               MANAGER
         ---------                   --------------------         -------------------
Lord Abbett Bond Debenture    Seeks high current income and the   MetLife Advisers,
  Portfolio                   opportunity for capital             LLC
                              appreciation to produce a high      Sub-Investment
                              total return.                       Manager: Lord,
                                                                  Abbett & Co. LLC
Met/AIM Small Cap Growth      Seeks long-term growth of           MetLife Advisers,
  Portfolio                   capital.                            LLC
                                                                  Sub-Investment
                                                                  Manager: Invesco
                                                                  Aim Capital
                                                                  Management, Inc.
Met/Franklin Income           Seeks to maximize income while      MetLife Advisers,
  Portfolio                   maintaining prospects for capital   LLC
                              appreciation.                       Sub-Investment
                                                                  Manager: Franklin
                                                                  Advisers, Inc.
Met/Franklin Mutual Shares    Seeks capital appreciation, which   MetLife Advisers,
  Portfolio                   may occasionally be short-term.     LLC
                              The Portfolio's secondary           Sub-Investment
                              investment objective is income.     Manager: Franklin
                                                                  Mutual Advisers,
                                                                  LLC
Met/Franklin Templeton        Seeks capital appreciation and      MetLife Advisers,
  Founding Strategy           secondarily seeks income.           LLC
  Portfolio
Met/Templeton Growth          Seeks long-term capital growth.     MetLife Advisers,
  Portfolio                                                       LLC
                                                                  Sub-Investment
                                                                  Manager: Templeton
                                                                  Global Advisors
                                                                  Limited
MFS(R) Research               Seeks capital appreciation.         MetLife Advisers,
  International Portfolio                                         LLC
                                                                  Sub-Investment
                                                                  Manager:
                                                                  Massachusetts
                                                                  Financial Services
                                                                  Company
Oppenheimer Capital           Seeks capital appreciation.         MetLife Advisers,
  Appreciation Portfolio                                          LLC
                                                                  Sub-Investment
                                                                  Manager:
                                                                  OppenheimerFunds,
                                                                  Inc.
PIMCO Inflation Protected     Seeks to provide maximum real       MetLife Advisers,
  Bond Portfolio              return, consistent with             LLC
                              preservation of capital and         Sub-Investment
                              prudent investment management.      Manager: Pacific
                                                                  Investment
                                                                  Management Company
                                                                  LLC
PIMCO Total Return            Seeks maximum total return,         MetLife Advisers,
  Portfolio                   consistent with the preservation    LLC
                              of capital and prudent investment   Sub-Investment
                              management.                         Manager: Pacific
                                                                  Investment
                                                                  Management Company
                                                                  LLC
RCM Technology Portfolio      Seeks capital appreciation; no      MetLife Advisers,
                              consideration is given to income.   LLC
                                                                  Sub-Investment
                                                                  Manager: RCM
                                                                  Capital Management
                                                                  LLC
SSgA Growth and Income ETF    Seeks growth of capital and         MetLife Advisers,
  Portfolio                   income.                             LLC
                                                                  Sub-Investment
                                                                  Manager: SSgA Funds
                                                                  Management, Inc.
SSgA Growth ETF Portfolio     Seeks growth of capital.            MetLife Advisers,
                                                                  LLC
                                                                  Sub-Investment
                                                                  Manager: SSgA Funds
                                                                  Management, Inc.
T. Rowe Price Mid Cap         Seeks long-term growth of           MetLife Advisers,
  Growth Portfolio            capital.                            LLC
                                                                  Sub-Investment
                                                                  Manager: T. Rowe
                                                                  Price Associates,
                                                                  Inc.
METROPOLITAN  FUND
Artio International Stock     Seeks long-term growth of           MetLife Advisers,
  Portfolio                   capital.                            LLC
                                                                  Sub-Investment
                                                                  Manager: Artio
                                                                  Global Management,
                                                                  LLC
Barclays Capital Aggregate    Seeks to equal the performance of   MetLife Advisers,
  Bond Index Portfolio        the Barclays Capital U.S.           LLC
                              Aggregate Bond Index.               Sub-Investment
                                                                  Manager: MetLife
                                                                  Investment Advisors
                                                                  Company, LLC





                                                                        A-PPA-17

                                                                  INVESTMENT MANAGER/
                                                                     SUB-INVESTMENT
         PORTFOLIO                   INVESTMENT OBJECTIVE               MANAGER
         ---------                   --------------------         -------------------
BlackRock Aggressive Growth   Seeks maximum capital               MetLife Advisers,
  Portfolio                   appreciation.                       LLC
                                                                  Sub-Investment
                                                                  Manager: BlackRock
                                                                  Advisors, LLC
BlackRock Bond Income         Seeks a competitive total return    MetLife Advisers,
  Portfolio                   primarily from investing in         LLC
                              fixed-income securities.            Sub-Investment
                                                                  Manager: BlackRock
                                                                  Advisors, LLC
BlackRock Diversified         Seeks high total return while       MetLife Advisers,
  Portfolio                   attempting to limit investment      LLC
                              risk and preserve capital.          Sub-Investment
                                                                  Manager: BlackRock
                                                                  Advisors, LLC
BlackRock Large Cap Value     Seeks long-term growth of           MetLife Advisers,
  Portfolio                   capital.                            LLC
                                                                  Sub-Investment
                                                                  Manager: BlackRock
                                                                  Advisors, LLC
BlackRock Legacy Large Cap    Seeks long-term growth of           MetLife Advisers,
  Growth Portfolio            capital.                            LLC
                                                                  Sub-Investment
                                                                  Manager: BlackRock
                                                                  Advisors, LLC
BlackRock Strategic Value     Seeks high total return,            MetLife Advisers,
  Portfolio                   consisting principally of capital   LLC
                              appreciation.                       Sub-Investment
                                                                  Manager: BlackRock
                                                                  Advisors, LLC
Davis Venture Value           Seeks growth of capital.            MetLife Advisers,
  Portfolio                                                       LLC
                                                                  Sub-Investment
                                                                  Manager: Davis
                                                                  Selected Advisers,
                                                                  L.P.
FI Mid Cap Opportunities      Seeks long-term growth of           MetLife Advisers,
  Portfolio                   capital.                            LLC
                                                                  Sub-Investment
                                                                  Manager: Pyramis
                                                                  Global Advisors,
                                                                  LLC
FI Value Leaders Portfolio    Seeks long-term growth of           MetLife Advisers,
                              capital.                            LLC
                                                                  Sub-Investment
                                                                  Manager: Pyramis
                                                                  Global Advisors,
                                                                  LLC
Jennison Growth Portfolio     Seeks long-term growth of           MetLife Advisers,
                              capital.                            LLC
                                                                  Sub-Investment
                                                                  Manager: Jennison
                                                                  Associates LLC
Loomis Sayles Small Cap       Seeks long-term capital growth      MetLife Advisers,
  Core Portfolio              from investments in common stocks   LLC
                              or other equity securities.         Sub-Investment
                                                                  Manager: Loomis,
                                                                  Sayles & Company,
                                                                  L.P.
Loomis Sayles Small Cap       Seeks long-term capital growth.     MetLife Advisers,
  Growth Portfolio                                                LLC
                                                                  Sub-Investment
                                                                  Manager: Loomis,
                                                                  Sayles & Company,
                                                                  L.P.
Met/Artisan Mid Cap Value     Seeks long-term capital growth.     MetLife Advisers,
  Portfolio                                                       LLC
                                                                  Sub-Investment
                                                                  Manager: Artisan
                                                                  Partners Limited
                                                                  Partnership
MetLife Aggressive            Seeks growth of capital.            MetLife Advisers,
  Allocation Portfolio                                            LLC
MetLife Conservative          Seeks high level of current         MetLife Advisers,
  Allocation Portfolio        income, with growth of capital as   LLC
                              a secondary objective.
MetLife Conservative to       Seeks high total return in the      MetLife Advisers,
  Moderate Allocation         form of income and growth of        LLC
  Portfolio                   capital, with a greater emphasis
                              on income.
MetLife Mid Cap Stock Index   Seeks to equal the performance of   MetLife Advisers,
  Portfolio                   the Standard & Poor's Mid Cap       LLC
                              400(R) Composite Stock Price        Sub-Investment
                              Index.                              Manager: MetLife
                                                                  Investment Advisors
                                                                  Company, LLC
MetLife Moderate Allocation   Seeks a balance between a high      MetLife Advisers,
  Portfolio                   level of current income and         LLC
                              growth of capital, with a greater
                              emphasis on growth of capital.
MetLife Moderate to           Seeks growth of capital.            MetLife Advisers,
  Aggressive Allocation                                           LLC
  Portfolio





A-PPA-18

                                                                  INVESTMENT MANAGER/
                                                                     SUB-INVESTMENT
         PORTFOLIO                   INVESTMENT OBJECTIVE               MANAGER
         ---------                   --------------------         -------------------
MetLife Stock Index           Seeks to equal the performance of   MetLife Advisers,
  Portfolio                   the Standard & Poor's 500(R)        LLC
                              Composite Stock Price Index.        Sub-Investment
                                                                  Manager: MetLife
                                                                  Investment Advisors
                                                                  Company, LLC
MFS(R) Total Return           Seeks a favorable total return      MetLife Advisers,
  Portfolio                   through investment in a             LLC
                              diversified portfolio.              Sub-Investment
                                                                  Manager:
                                                                  Massachusetts
                                                                  Financial Services
                                                                  Company
MFS(R) Value Portfolio        Seeks capital appreciation.         MetLife Advisers,
                                                                  LLC
                                                                  Sub-Investment
                                                                  Manager:
                                                                  Massachusetts
                                                                  Financial Services
                                                                  Company
Morgan Stanley EAFE(R)        Seeks to equal the performance of   MetLife Advisers,
  Index Portfolio             the MSCI EAFE(R) Index.             LLC
                                                                  Sub-Investment
                                                                  Manager: MetLife
                                                                  Investment Advisors
                                                                  Company, LLC
Neuberger Berman Mid Cap      Seeks capital growth.               MetLife Advisers,
  Value Portfolio                                                 LLC
                                                                  Sub-Investment
                                                                  Manager: Neuberger
                                                                  Berman Management
                                                                  LCC
Oppenheimer Global Equity     Seeks capital appreciation.         MetLife Advisers,
  Portfolio                                                       LLC
                                                                  Sub-Investment
                                                                  Manager:
                                                                  OppenheimerFunds,
                                                                  Inc.
Russell 2000(R) Index         Seeks to equal the return of the    MetLife Advisers,
  Portfolio                   Russell 2000(R) Index.              LLC
                                                                  Sub-Investment
                                                                  Manager: MetLife
                                                                  Investment Advisors
                                                                  Company, LLC
T. Rowe Price Large Cap       Seeks long-term growth of capital   MetLife Advisers,
  Growth Portfolio            and, secondarily, dividend          LLC
                              income.                             Sub-Investment
                                                                  Manager: T. Rowe
                                                                  Price Associates,
                                                                  Inc.
T. Rowe Price Small Cap       Seeks long-term capital growth.     MetLife Advisers,
  Growth Portfolio                                                LLC
                                                                  Sub-Investment
                                                                  Manager: T. Rowe
                                                                  Price Associates,
                                                                  Inc.
Western Asset Management      Seeks to maximize total return      MetLife Advisers,
  Strategic Bond              consistent with preservation of     LLC
  Opportunities Portfolio     capital.                            Sub-Investment
                                                                  Manager: Western
                                                                  Asset Management
                                                                  Company
Western Asset Management      Seeks to maximize total return      MetLife Advisers,
  U.S. Government Portfolio   consistent with preservation of     LLC
                              capital and maintenance of          Sub-Investment
                              liquidity.                          Manager: Western
                                                                  Asset Management
                                                                  Company



# Prior to May 1, 2009, Met Advisory, LLC was the investment manager of Met Investors Fund. On May 1, 2009, Met Investors Advisory, LLC merged with and into MetLife Advisers, LLC, and MetLife Advisers, LLC has now become the investment manager of the Met Investors Fund.

Some of the investment choices may not be available under the terms of your Deferred Annuity or Income Annuity. The Contract or other correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:

* Your employer, association or other group contract holder limits the available investment divisions.

* We have restricted the available investment divisions.

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, the Met Investors Fund or the American Funds(R), invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of




                                                                        A-PPA-19
these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The American Funds(R) Portfolios are made available by the American Funds(R) only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, the Met Investors Fund and the American Funds(R) are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the 1940 Act. A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund and Met Investors Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds(R) pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for the Metropolitan Fund, Met Investors Fund and American Funds(R).

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each Fund's prospectus.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

An investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment manager MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interest in MetLife Advisers, LLC entitles us to profit distributions if the investment manager makes a profit with respect to the investment management fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the adviser. (See the Table of Expenses for information on the investment management fees paid by the Portfolios and the SAI for the Portfolios for information on the investment management fees paid by the investment managers to the sub-investment managers.)

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio's 12b-1 Plan, if any, is described in more detail in each Portfolio's prospectus. (See the Fee Table and "Who Sells the Deferred Annuities and Income Annuities.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.





A-PPA-20

We select the Portfolios offered through this Contract based on a number of criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract Owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of contract value to such Portfolios.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series(R). (See "Who Sells the Deferred Annuities and Income Annuities.")

DEFERRED ANNUITIES

This Prospectus describes the following Deferred Annuities under which you can accumulate money:

  * Non-Qualified

  * Traditional IRAs (Individual Retirement Annuities)

  * Roth IRAs (Roth Individual Retirement Annuities)

  * SIMPLE IRAs (Savings Incentive Match Plan for Employees Individual Retirement Annuities)

  * SEPs (Simplified Employee Pensions)

These Deferred Annuities may be issued either to you as an individual or to a group (in which case you are then a participant under the group's Deferred Annuity). Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder.

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN
If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, the death benefit and pay-out options. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult your Deferred Annuity Contract and plan document to see how you may be affected.





                                                                        A-PPA-21

AUTOMATED INVESTMENT STRATEGIES
There are five automated investment strategies available to you. We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals. These investment strategies are available to you without any additional charges. As with any investment program, no strategy can guarantee a gain -- you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.

THE EQUITY GENERATOR(SM): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or BlackRock Aggressive Growth Division, based on your selection. If your Fixed Interest Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and you never request allocation changes or transfers, you will not pay more in early withdrawal charges than your Contract earns. Early withdrawal charges may be taken from any of your earnings.

THE EQUALIZER(SM): You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the BlackRock Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen investment division to make the value of each equal. For example, if you choose the MetLife Stock Index Division and over the quarter it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.

THE REBALANCER(R): You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

THE INDEX SELECTOR(SM): You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your entire Account Balance is allocated among the Barclays Capital Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when you elected the Index Selector. You should consider whether it is appropriate for you to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the model. We may rely on a third party for its expertise in creating appropriate allocations.

The asset allocation models used in the Index Selector strategy may change from time to time. If you are interested in an updated model, please contact your sales representative.

THE ALLOCATOR(SM): Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account balance is exhausted, this strategy is automatically discontinued.





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The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you wish to continue the strategy through periods of fluctuating prices.

PURCHASE PAYMENTS

There is no minimum purchase payment. You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, purchase payments through debit authorization, salary reduction or salary deduction. You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option.

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

AUTOMATED PURCHASE PAYMENTS

If you purchase a Traditional IRA, a Roth IRA or a Non-Qualified Deferred Annuity, you may elect to have purchase payments made automatically. With "automatic payroll deduction" your employer deducts an amount from your salary and makes the purchase payment for you. With purchase payments through debit authorization your bank deducts money from your bank account and makes the purchase payment for you.

ELECTRONIC APPLICATIONS

When circumstances permit, we may be able to electronically submit your complete initial application to your MetLife Designated Office. If you elect to use this process, our local office or your sales representative will actually transmit the record of your purchase payment and application. Your actual purchase payment, application and other related documents will then be forwarded to your MetLife Designated Office. We may, for certain Deferred Annuities, treat the electronic purchase payment as though we had received payment at your MetLife Designated Office in order to credit and value the purchase payment.

We may do this if:

* The electronic purchase payment is received at your MetLife Designated Office and accompanied by a properly completed electronic application record; and

* Your money, application and other documentation are received in good order at your MetLife Designated Office within five business days following the transmission of the electronic record. Generally, the electronic record is received at your MetLife Designated Office the business day following its transmission by the sales representative or local office.

  If, however, your purchase payment and paper copy of the application are received at your MetLife Designated Office before the electronic record, then your purchase payment will be credited and valued as of the date it is received.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

* Federal tax laws;





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* Our right to limit the total of your purchase payments to $1,000,000. We may change the maximum by telling you in writing at least 90 days in advance; and

* Regulatory requirements. For example, if you reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after you have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to you after you turn age 60; or after you turn age 63, if the Deferred Annuity was issued before you were age 61.

THE VALUE OF YOUR INVESTMENT
Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

* First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of our insurance-related charge (general administrative expense and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

* Finally, we multiply the previous Accumulation Unit Value by this result.

EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

$500    =  50 accumulation units
----
 $10



CALCULATING THE ACCUMULATION UNIT VALUE

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x $10.50 = $525).

            $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x $9.50 = $475).

             $10.00 x .95 = $9.50 is the new Accumulation Unit Value

TRANSFERS
You may make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. For us to process a transfer, you must tell us:

* The percentage or dollar amount of the transfer;

* The investment divisions (or Fixed Interest Account) from which you want the money to be transferred;

* The investment divisions (or Fixed Interest Account) to which you want the money to be transferred; and





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* Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

Your transfer request must be in good order and completed prior to the close of the Exchange on a business day if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.

WE MAY REQUIRE YOU TO:

* Use our forms;

* Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy); or

* Transfer a minimum amount if the transfer is in connection with the Allocator.

Frequent requests from contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).

We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the American Funds Global Small Capitalization, Artio International Stock, BlackRock Strategic Value, Clarion Global Real Estate, Harris Oakmark International, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, Lord Abbett Bond Debenture, Met/AIM Small Cap Growth, Met/Templeton Growth, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap Growth and Western Asset Management Strategic Bond Opportunities Portfolios -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current account balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive transfer/reallocation activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer/reallocation




                                                                        A-PPA-25
activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS(R) MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter market timing. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, or other transfer/reallocation activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation programs described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent trading policies established by the Portfolio.

In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from




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intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from Contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner or participant/annuitant). You should read the investment Portfolio prospectuses for more details.

ACCESS TO YOUR MONEY
You may withdraw either all or part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

* The percentage or dollar amount of the withdrawal; and

* The investment divisions (or Fixed Interest Account) from which you want the money to be withdrawn.

Your withdrawal may be subject to income taxes, tax penalties and early withdrawal charges.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.

We may withhold payment of withdrawal if any portion of those proceeds would be derived from your check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

SYSTEMATIC WITHDRAWAL PROGRAM

Under this program and subject to approval in your state, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year, according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and early withdrawal charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option or under an Income Annuity.





                                                                        A-PPA-27

If you elect to withdraw a dollar amount, we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount you will receive based on your new Account Balance.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be take out pro-rata from the Fixed Interest Account and any investment divisions in which you have an Account Balance.

CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If you choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When you first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis with the percentage of your Account Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.

CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the amount that you chose or an amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro rata from the Fixed Interest Account and any investment divisions in which you then have money.

SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in good order at least 10 days prior to the selected payment date. (If you would like to receive your Systematic Withdrawal Program payment on or about the first of the month, you should request payment by the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month on the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made once a year at the beginning of any Contract Year and one other time during the Contract Year. If you make any of these changes, we will treat your request as though you were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in good order at least 30 days in advance.

Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office.

Systematic Withdrawal Program payments may be subject to an early withdrawal charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When you first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the early withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.





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MINIMUM DISTRIBUTION

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.

CONTRACT FEE
There is no Separate Account annual contract fee.

* For the Non-Qualified, Traditional IRA, Roth IRA and SEP Deferred Annuities, you pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year if your Account Balance is less than $20,000 and you are not enrolled in the check-o-matic or automatic payroll deduction programs.

* For the SIMPLE IRA Deferred Annuity, you pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year if your Account Balance is less than $20,000 and you do not make a purchase payment during the Contract Year.

CHARGES
There are two types of charges you pay while you have money in an investment division:

* Insurance-related charge, and

* Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the early withdrawal charge may not fully cover all of the sales and deduction expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain contract charges.

The Separate Account charge you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charge as part of the calculation of the Accumulation Unit Value.

INSURANCE-RELATED CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity. MetLife guarantees that the Separate Account insurance-related charge will not increase while you have this Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).





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INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Four classes of shares available to the Deferred Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on which investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES
Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when you exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

EARLY WITHDRAWAL CHARGES
An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. The early withdrawal charge does not apply in certain situations or upon the occurrence of certain events or circumstances. Unless the withdrawal qualifies under one of these situations, events or circumstances, withdrawal charges will apply where there is a request to divide the Account Balance due to a divorce. To determine the early withdrawal charge for Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or investment division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an early withdrawal charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis and then from earnings. Once we have determined the amount of the early withdrawal charge, we will then withdraw it from the Fixed Interest Account and the investment divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings. However, if the early withdrawal charge is greater than the available purchase payments, then we will take the early withdrawal charges, in whole or in part, from your earnings.

For partial withdrawals, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed and withdraw the early withdrawal charge. We will treat your request as a request for a full




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withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an early withdrawal charge and pay you the rest.

The early withdrawal charge on purchase payments withdrawn is as follows:




                      During Purchase Payment Year

Year           1      2      3      4      5      6      7     8 & Later

Percentage     7%     6%     5%     4%     3%     2%     1%        0%




The early withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of early withdrawal charges we collect. However, we believe that our sales costs may exceed the early withdrawal charges we collect. If so, we will pay the difference out of our general profits.

WHEN NO EARLY WITHDRAWAL CHARGE APPLIES

In some cases, we will not charge you the early withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet any conditions listed below.

You do not pay an early withdrawal charge:

* On transfers you make within your Deferred Annuity among investment divisions and transfers to or from the Fixed Interest Account.

* On withdrawals of purchase payments you made over seven years ago.

* If you choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

* If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

* If your Contract permits and your spouse is substituted as the purchaser of the Deferred Annuity and continues the Contract, that portion of the Account Balance that equals the "step up" portion of the death benefit.

* If you withdraw up to 10% of your Account Balance in a Contract Year. This 10% total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time you make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds 10% will you have to pay early withdrawal charges.

* If the withdrawal is required for you to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity. This exception does not apply if you have a Non-Qualified or Roth IRA Deferred Annuity or if the withdrawal is to satisfy
  Section 72(t) requirements under the Internal Revenue Code.

* Because you accept an amendment converting your Traditional IRA Deferred Annuity to a Roth IRA Deferred Annuity.

* Subject to availability in your state, if the early withdrawal charge that would apply if not for this provision (1) would constitute less than 0.50% of your Account Balance and (2) you transfer your total Account Balance to certain eligible contracts issued by MetLife or one of its affiliated companies and we agree.





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* If your Contract provides for this, on your first withdrawal to which an early withdrawal charge would otherwise apply, and either you or your spouse:

  - Has been a resident of certain nursing home facilities for a minimum of 90 consecutive days; or

  - Is diagnosed with a terminal illness and not expected to live more than a year.

* If you have transferred money which is not subject to a withdrawal charge (because you have satisfied contractual provisions for a withdrawal without the imposition of a contract withdrawal charge) from certain eligible MetLife contracts into the Deferred Annuity, and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY

If you transferred money from certain eligible MetLife contracts into a Deferred Annuity, you may have different early withdrawal charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

* Amounts transferred before January 1, 1996:

  We credit your transfer amounts with the time you held them under your original Contract. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges (determined as previously described) for transferred amounts from your original Contract:




                 During Purchase Payment Year

Year           1      2      3      4      5     6 and Beyond

Percentage     5%     4%     3%     2%     1%         0%




* Amounts transferred on or after January 1, 1996:

  - For certain contracts which we issued at least two years before the date of transfer (except as noted below), we apply the withdrawal charge under your original Contract but not any of the original Contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges for transferred amounts from your original Contract:




                      After the Transfer

Year           1      2      3      4      5     6 and Beyond

Percentage     5%     4%     3%     2%     1%         0%



  - If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.

* Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time you held them under your original Contract.

FREE LOOK
You may cancel your Deferred Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary




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depending on your age and whether you purchased your Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in good order.

Presently, MetLife offers another deferred annuity which has different features and different charges and expenses than the Deferred Annuity. Currently, MetLife is offering holders of the Deferred Annuity the ability to exchange the Deferred Annuity for this other deferred annuity, if certain criteria are met and if we believe the exchange is appropriate. The exchange offer is not approved in all states. Those contractholders who are interested in receiving more information about the exchange offer should contact their representative.

DEATH BENEFIT
One of the insurance guarantees we provide you under your Deferred Annuity is that your beneficiaries will be protected during the "pay-in" phase against market downturns. You name your beneficiary(ies). If you die during the pay-in phase, the death benefit the beneficiary receives will be the greatest of:

* Your Account Balance;

* Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or

* The total of all of your purchase payments less any partial withdrawals.

The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method.

Where there are multiple beneficiaries, the death benefit will only be determined as of the time the first beneficiary submits the necessary documentation in good order. If the death benefit payable is an amount that exceeds the Account Balance on the day it is determined, we will apply to the Contract an amount equal to the difference between the death benefit payable and the Account Balance in accordance with the current allocation of the Account Balance. This death benefit amount remains in the investment divisions until each of the other beneficiaries submits the necessary documentation in good order to claim his/her death benefit. Any death benefit amounts held in the investment divisions on behalf of the remaining beneficiaries are subject to investment risk. There is no additional death benefit guarantee.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment. If the beneficiary is your spouse, he/she may be substituted as the purchaser of the Deferred Annuity and continue the Contract under the terms and conditions of the Contract that applied prior to the owner's death, with certain exceptions described in the Contract. In that case, the Account Balance will be reset to equal the death benefit on the date the spouse continues the Deferred Annuity. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division and the Fixed Interest Account as each bears to the total Account Balance). If the spouse continues the Deferred Annuity, the death benefit is calculated as previously described, except, all values used to calculate the death benefit, which may include highest Account Balance as of December 31 following the end of the fifth contract year and every other five year period, are reset on the date the spouse continues the Deferred Annuity. Your spouse may make additional purchase payments and transfers and exercise any other rights as a purchaser of the Contract. Any applicable early withdrawal charges will be assessed against future withdrawals.

Your beneficiary may also continue the Traditional IRA Deferred Annuity in your name. In that case the Account Balance is reset to equal the death benefit on the date the beneficiary submits the necessary documentation in good order. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division and the Fixed Interest Account as each bears to the total Account Balance). There is no second




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death benefit payable upon the death of the beneficiary. Your beneficiary may not make additional purchase payments; he or she is permitted to make transfers. Your beneficiary will not bear any early withdrawal charges.

TOTAL CONTROL ACCOUNT
The beneficiary may elect to have the Contract's death proceeds paid through an account called the Total Control Account at the time for payment. The Total Control Account is an interest-bearing account through which the beneficiary has complete access to the proceeds, with unlimited check writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate. You may also elect to have any Contract surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

PAY-OUT OPTIONS (OR INCOME OPTIONS)
You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity. When you select your pay-out option, you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes and applicable contract fees), then we apply the net amount to the option. (See "Income Taxes" for a discussion of partial annuitization.) You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. However, if you annuitize within two years of purchasing the Deferred Annuity, a $350 contract fee applies. The variable pay-out option may not be available in all states. Please be aware that once your Contract is annuitized you are ineligible to receive the Death Benefit you have selected.

When considering a pay-out option, you should think about whether you want:

* Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

* A fixed dollar payment or a variable payment; and

* A refund feature.

Your income payment amount will depend upon your choices. For lifetime options, the age and sex (where permitted) of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity will determine when your income payments start and the frequency with which you will receive your income payments.

By the date specified in your Contract, if you do not either elect to continue the Contract, select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under certain employer retirement plans, we will automatically issue you a life annuity with a 10 year guarantee. In that case, if you do not tell us otherwise, your Fixed Interest Account balance will be used to provide a Fixed Income Option and your Separate Account balance will be used to provide a variable pay-out option. However, if we do ask you what you want us to do and you do not respond, we may treat your silence as a request by you to continue your Deferred Annuity.





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Because the features of variable pay-out options in the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information about the available income types and the value of your income payments, reallocations and charges of your Contract in the pay-out phase. We no longer offer the Income Annuities.

INCOME ANNUITIES

Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semiannual or annual basis. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately or you can apply the Account Balance of your Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your "pay-out" phase, you may defer receiving payments from us for one year after you have purchased an immediate annuity. You bear any investment risk during any deferral period. The Income Annuities are no longer available.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. If you annuitize your Deferred Annuity and should our current annuity rates for a fixed pay-out option for this type of Deferred Annuity provide for greater payments than those guaranteed in your Contract, the greater payment will be made.

Using proceeds from the following types of arrangements, you may purchase Income Annuities to receive immediate payments:

*  Non-Qualified                     *  Roth IRA                          *  SIMPLE IRA
*  Traditional IRA                   *  SEP IRA


If you have accumulated amounts in any of your employer's, association's or group's investment vehicles (for example, Traditional IRAs, ROTH IRAs, 401(k)s, Keoghs, 401(a)s, 403(a)s, 403(b)s or 457s or SIMPLE IRAs after two years), your lump sum rollover or transfer from that investment vehicle may be used to purchase an appropriate Income Annuity as long as all applicable Federal income tax requirements are met.

If your retirement plan has purchased an Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.

INCOME PAYMENT TYPES
Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity when you decide to take a pay-out option or at application. The decision is irrevocable.

There are three people who are involved in payments under your Income Annuity:

* Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

* Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

* Beneficiary: the person who receives continuing payments/or a lump sum payment if the owner dies.

Many times, the Owner and the Annuitant are the same person.

Your income payment amount will depend in large part on the type of income payment you choose. For example, if you select a "Lifetime Income Annuity for Two," your payments will typically be lower than if you select a "Lifetime




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Income Annuity." The terms of your Contract will determine when your income payments start and the frequency with which you will receive your income payments. When you select an income type, it will apply to both fixed income payments and variable income payments. Due to underwriting or Internal Revenue Code considerations, the choice of percentage reductions and/or the duration of the guarantee period may be limited.

When deciding how to receive income, consider:

* The amount of income you need;

* The amount you expect to receive from other sources;

* The growth potential of other investments; and

* How long you would like your income to last.


We reserve the right to limit or stop issuing any of the income types currently available based upon legal requirements or other considerations. Where required by state law or under a qualified retirement plan, the annuitant's sex will not be taken into account in calculating income payments. Annuity rates will not be less than the rates guaranteed in the Contract at the time of purchase for the AIR and income payment type elected. Due to administrative, underwriting or Internal Revenue Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited. We reserve the right to commute or to otherwise pay the value of any remaining income payments over a period which would comply with Federal income tax law. The following income payment types are available:


LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when




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the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.

MINIMUM SIZE OF YOUR INCOME PAYMENT

Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means the amount used from a Deferred Annuity to provide a pay-out option must be large enough to provide this minimum initial income payment.

ALLOCATION
You decide what portion of your income payment is allocated to each of the variable investment divisions.

THE VALUE OF YOUR INCOME PAYMENTS

AMOUNT OF INCOME PAYMENTS

Variable income payments from an investment division will depend upon the number of annuity units held in that investment division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

The initial variable income payment is computed based on the amount of the purchase payment applied to the specific investment division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the investment division to determine the number of annuity units held in that investment division. The number of annuity units held remains fixed for the duration of the Contract if no reallocations are made.

The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR.

Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that contract class. The purpose of this provision is to assure the annuitant that, at retirement, if the Fixed Income Option purchase rates for new contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the owner will be given the benefit of the higher rates.

ANNUITY UNITS

Annuity units are credited to you when you make a purchase payment or make a reallocation into an investment division. Before we determine the number of annuity units to credit to you, we reduce a purchase payment (but not a reallocation) by any premium taxes and the contract fee, if applicable. We then compute an initial income payment amount using the (AIR), your income payment type and the age and sex (where permitted) of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. The initial variable income payment is a hypothetical payment which is calculated based upon the AIR. The initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income





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Annuity. When you reallocate an income payment from an investment division, annuity units supporting that portion of your income payment in that investment division are liquidated.

AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. We currently offer a 3% and 4% AIR. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the insurance-related charge or Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the insurance-related charge or Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.

The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.

The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.

VALUATION

This is how we calculate the Annuity Unit Value for each investment division:

* First, we determine the investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of your insurance-related charge or Separate Account charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return.

* Then, we divide by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

* Finally, we multiply the previous Annuity Unit Value by this result.

REALLOCATIONS

You can reallocate among the investment divisions or the investment divisions to the Fixed Income Option. Once you reallocate your income payment into the Fixed Income Option you may not later reallocate amounts from the Fixed Income Option to the investment divisions.

Currently, there is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying Portfolio shares we have designated in the investment divisions or other funds to generate your income payments.

For us to process a reallocation, you must tell us:

* The percentage of the income payment to be reallocated;





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* The investment divisions from which you want the income payment to be reallocated; and

* The investment divisions or Fixed Income Option (and the percentages allocated to each) to which you want the income payment to be reallocated.

Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in good order prior to the close of the Exchange on that business day. All other reallocation requests will be processed on the next business day.

When you request a reallocation from an investment division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

* First, we update the income payment amount to be reallocated from the investment division based upon the applicable Annuity Unit Value at the time of the reallocation;

* Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

* Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;

* Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

When you request a reallocation from one investment division to another, annuity units in one investment division are liquidated and annuity units in the other investment division are credited to you. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the investment division to which you have reallocated.

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations you may make, but never to fewer than one a month. If we do so, we will give you advance written notice. We may limit a beneficiary's ability to make a reallocation.

Here are examples of the effect of a reallocation on the income payment:

* Suppose you choose to reallocate 40% of your income payment supported by investment division A to the Fixed Income Option and the recalculated income payment supported by investment division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125 / $100) or $50, and your income payment supported by investment division A will be decreased by $40. (The number of annuity units in investment division A will be decreased as well.)

* Suppose you choose to reallocate 40% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $40 and your income payment supported by investment division A will be decreased by $40. (Changes will also be made to the number of annuity units in both investment divisions as well.)

Frequent requests from contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the




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underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).

We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the American Funds Global Small Capitalization, Artio International Stock, BlackRock Strategic Value, Clarion Global Real Estate, Harris Oakmark International, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, Lord Abbett Bond Debenture, Met/AIM Small Cap Growth, Met/Templeton Growth MFS(R) Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap Growth and Western Asset Management Strategic Bond Opportunities Portfolios -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current account balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive transfer/reallocation activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer/reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS(R) MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter market timing. Currently, when we detect reallocation/transfer activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, or other transfer/reallocation activity that we believe may be harmful to other persons




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who have an interest in the Contracts, we require all future requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent trading policies established by the Portfolio.

In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from Contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.

CONTRACT FEE
A one time $350 contract fee is taken from your purchase payment when you purchase an Income Annuity prior to allocating the remainder of the purchase payment to either the investment divisions and/or the Fixed Income




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Option. This charge covers our administrative costs including preparation of the Income Annuities, review of applications and recordkeeping. We are currently waiving this fee.

CHARGES
There are two types of charges you pay if you allocate any of your income payment to the investment divisions:

* Insurance-related charge; and

* Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain contract charges.

The Separate Account charge you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.

INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amounts in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Four classes of shares available to the Income Annuities (Class B and Class 2) have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES
Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the




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corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

FREE LOOK
You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The "free look" may also vary depending on your age and whether you purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in good order.

If you do not cancel your Income Annuity during the "free-look" period, your decision to purchase the Income Annuity is irrevocable.

You do not have a "free look" if you are electing income payments in the pay-out phase of your Deferred Annuity.

GENERAL INFORMATION


ADMINISTRATION
All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payments, by check, cashier's check or certified check made payable to "MetLife," to your MetLife Designated Office or a MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler's checks. We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments.

We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.") If you send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be delay in applying the purchase payment or transaction to your contract.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in good order at your MetLife Designated Office, except when they are received:

* On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

* After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office or MetLife sales office, if applicable. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days




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to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as check-o-matic, Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. You may elect to have your income payments sent to your residence or have us deposit payments directly into your bank account. Periodically, you may receive additional information from us about the Income Annuity. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We make Internet access available to you for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers/reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE OR INTERNET

You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to you include:

* Account Balance

* Unit Values

* Current rates for the Fixed Interest Account

* Transfers

* Changes to investment strategies

* Changes in the allocation of future purchase payments.

For your Deferred Annuity in the pay-out phase or Income Annuity, you may obtain information and initiate transactions through our toll-free number, 1-800-638-7732. Our customer service consultants are available by telephone between 8 a.m. and 6 p.m. Eastern Time each business day.

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.





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We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

* any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before a requested transaction is completed, we will cancel the request. For a Deferred Annuity in the pay-out phase and Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity or Deferred Annuity in the pay-out phase so provides. Or, depending on your Income Annuity's or annuitized Deferred Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.

MISSTATEMENT

We may require proof of age or sex (where permitted) of the annuitant, owner, or beneficiary before making any payments under this Contract that are measured by the annuitant's, owner's, or beneficiary's life. If the age or sex (where permitted) of the annuitant, owner, or beneficiary has been misstated, the amount payable will be the amount that the Account Balance would have provided at the correct age and sex (where permitted).

Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in any other manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we are required to pay interest on any under payments.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.





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We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:

* rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

* during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE
W e periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable early withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These presentations for the Income Annuities reflect a 3% benchmark AIR. These figures also assume a steady annual rate of return.

For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund and American Funds(R) Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities or Income Annuities had been introduced as of the Portfolio inception date.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.

We calculate performance for certain investment strategies available in the Deferred Annuity, including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as




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a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

We may state performance for the investment divisions of the Income Annuity which reflect deduction of the Separate Account charge and investment-related charge, if accompanied by the annualized change in Annuity Unit Value.

Past performance is no guarantee of future results.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and investment-related charge.

We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical Annuity Unit Values.

Historical performance information should not be relied on as a guarantee of future performance results.

We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the Separate Account charge and the average of investment-related charges for all Portfolios to depict investment-related charges.

An illustration should not be relied upon as a guarantee of future results.

Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges.

CHANGES TO YOUR DEFERRED ANNUITY OR INCOME ANNUITY
We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

* To operate the Separate Account in any form permitted by law.

* To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations permitted.

* To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

* To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.

* To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.





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* To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance or an allocation, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.

VOTING RIGHTS
Based on our current view of applicable law, you have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Met Investors Fund or American Funds(R) proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You are entitled to give instructions regarding the votes attributable to your Deferred Annuity at your sole discretion.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of Contract Owners or annuitants may control the outcome of a vote. Shares of the Metropolitan Fund, Met Investors Fund or American Funds(R) that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

* The shares for which voting instructions are received, and

* The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE DEFERRED ANNUITIES AND INCOME ANNUITIES
MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the securities offered through this prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities, including our affiliated broker-dealers). MLIDC does not retain any fees under the Deferred Annuities.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Regulatory Industry Authority ("FINRA"). An investor brochure that includes information describing FINRA's Public Disclosure Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org.





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Deferred Annuities are sold through MetLife licensed sales representatives who are associated with MetLife Securities, Inc. ("MSI"), our affiliate and a broker-dealer, which is paid compensation for the promotion and sale of the Deferred Annuities. The Deferred Annuities are also sold through the registered representatives of our other affiliated broker-dealers. MSI and our affiliated broker-dealers are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of FINRA. The Deferred Annuities may also be sold through other registered broker-dealers. Deferred Annuities also may be sold through the mail or over the Internet.

There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the Separate Account charge. MetLife sales representatives who are not in our MetLife Resources division ("non-MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us. Sales representatives in our MetLife Resources division must meet a minimum level of sales in order to maintain employment with us.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives receive cash payment for the products they sell and service based upon a "gross dealer concession" model. With respect to Deferred Annuities and Income Annuities, the gross dealer concession ranges from 1.5% to 6% of each purchase payment and, starting in the second Contract Year, 0.18% of the Account Balance or amount available from which income payments are made each year the Contract is in force for servicing the Deferred Annuity. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Deferred Annuity has been in force. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representative. Compensation to non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to a non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because non-MetLife Resources MetLife sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sales of proprietary products.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because non-MetLife Resources MetLife sales representatives' and MetLife Resources sales representatives' and their managers' additional cash compensation is based primarily on the sale of proprietary products, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers have an incentive to favor the sale of proprietary products.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.





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Other incentives and additional cash compensation provide sales representatives and their managers with an incentive to favor the sale of proprietary products. The business unit responsible for the operation of our distribution system is also paid.

MLIDC also pays compensation for the sale of the Deferred Annuities by affiliated broker-dealers. The compensation paid to affiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred Annuities are sold.) These firms pay their sales representatives all or a portion of the commissions received for their sales of Deferred Annuities; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation (as described above) that we may provide jointly with affiliated broker-dealers. Because of the receipt of this cash and non-cash compensation, sales representatives and their managers of our affiliated broker-dealers have an incentive to favor the sale of proprietary products.

MLIDC may also enter into preferred distribution arrangements with certain affiliated selling firms such as New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, MLIDC may pay separate, additional compensation to the broker-dealer firm for services the selling firms provides in connection with the distribution of the Contracts.

These services may include providing us with access to the distribution network of the selling firm, the hiring and training of the selling firm's sales personnel, the sponsoring of conferences and seminars by the selling firm, or general marketing services performed by the selling firm. The selling firm may also provide other services or incur other costs in connection with distributing the Contracts.

MLIDC also pays compensation for the sale of Contracts by unaffiliated broker-dealers. The compensation paid to unaffiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred annuities are sold.) Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. An unaffiliated broker-dealer or sales representative of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to different compensation rates. Ask your sales representative further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.

We or our affiliates pay American Funds Distributors, Inc., the principal underwriter for the American Funds(R), percentage of all purchase payments allocated to the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio, the American Funds Global Small Capitalization Portfolio and the American Funds Bond Portfolio for the services it provides in marketing these Portfolios' shares in connection with the Deferred Annuity or Income Annuity.





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FINANCIAL STATEMENTS
Our financial statements and the financial statements of the Separate Account have been included in the SAI.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We may not cancel your Income Annuity.

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we do so for a Deferred Annuity issued in New York, we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Federal tax law may impose additional restrictions on our right to cancel your IRA and Roth IRA Deferred Annuity. Early withdrawal charges may apply.

INCOME TAXES

The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Failure to comply with the tax law may result in significant adverse tax consequences and IRS penalties. Consult your own tax advisor about your circumstances, any recent tax developments, and the impact of state income taxation. For purposes of this section, we address Deferred Annuities and income payments under the Deferred Annuities together.

You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any other transactions under your Deferred Annuity satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).

Where otherwise permitted under the Deferred Annuity, the transfer of ownership of a Deferred Annuity, the designation or change in designation of an annuitant, payee or other beneficiary who is not also a contract owner, the selection of certain maturity dates, the exchange of a Deferred Annuity, or the receipt of a Deferred Annuity in an exchange, may result in income tax and other tax consequences, including additional withholding, estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. The SAI may contain additional information. Please consult your tax adviser.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under (the "1994 Code"). Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult




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with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to purchasing an annuity contract.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

GENERAL
Deferred annuities are a means of setting aside money for future needs-usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

All IRAs receive tax deferral under the Code. Although there are no additional tax benefits by funding your IRA with an annuity, it does offer you additional insurance benefits such as availability of a guaranteed income for life.

Under current federal income tax law, the taxable portion of distributions and withdrawals from variable annuity contracts are subject to ordinary income tax and are not eligible for the lower tax rates that apply to long term capital gains and qualifying dividends.

WITHDRAWALS

When money is withdrawn from your Contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of: annuity you purchase (e.g., Non-Qualified or IRA); and payment method or income payment type you elect. If you meet certain requirements, your Roth IRA earnings are free from Federal income taxes.

We will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

WITHDRAWALS BEFORE AGE 59 1/2

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a 10% tax penalty, in addition to ordinary income taxes. Also, please see the section below titled Separate Account Charges for further information regarding withdrawals.





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As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                                Type of Contract
                                        --------------------------------
                                           Non-         Trad.       Roth       SIMPLE
                                        Qualified        IRA         IRA        IRA*        SEP
                                        ---------       -----       ----       ------       ---
In a series of substantially
equal payments made annually (or
more frequently) for life or life
expectancy (SEPP)                           x             x           x           x          x
After you die                               x             x           x           x          x
After you become totally disabled
(as defined in the Code)                    x             x           x           x          x
To pay deductible medical
expenses                                                  x           x           x          x
To pay medical insurance premiums
if you are unemployed                                     x           x           x          x
For qualified higher education
expenses, or                                              x           x           x          x
For qualified first time home
purchases up to $10,000                                   x           x           x          x
After December 31, 1999 for IRS
levies                                                    x           x           x          x
Certain immediate income
annuities providing a series of
substantially equal periodic
payments made annually (or more
frequently) over the specified
payment period                              x


 (*) For SIMPLE IRAs the tax penalty for early withdrawals is generally increased to 25% for withdrawals within the first two years of your participation in the SIMPLE IRA.

SYSTEMATIC WITHDRAWAL PROGRAM FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP) AND INCOME OPTIONS

If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will result in the retroactive imposition of the 10% penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.

SEPARATE ACCOUNT CHARGES

It is conceivable that the charges for certain benefits such as guaranteed death benefits could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these charges as an intrinsic part of the annuity contract and do not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

NON-QUALIFIED ANNUITIES

* Purchase payments to Non-Qualified contracts are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when received from the Contract.





                                                                        A-PPA-53

* Under the Code, withdrawals need not be made by a particular age. However, it is possible that the Internal Revenue Service may determine that the Deferred Annuity must be surrendered or income payments must commence by a certain age (e.g., 85 or older) or your Contract may require that you commence payments by a certain age.

* Your Non-Qualified contract may be exchanged for another Non-Qualified annuity under Section 1035 without paying income taxes if certain Code requirements are met. Once income payments have commenced, you may not be able to transfer withdrawals to another non-qualified annuity contract in a tax-free Section 1035 exchange.

* The IRS recently issued guidance under which direct transfers of less than the entire account value from one non-qualified annuity to another non-qualified annuity ("partial exchange") on or after June 30, 2008, may be treated as a taxable withdrawal rather than a non-taxable exchange under certain circumstances. Such circumstances generally include situations where amounts are withdrawn or income payments are made from either contract involved in the partial exchange within a period of twelve months following transfers. Certain exception may apply. Consult your own independent tax advisor prior to a partial exchange.

* Consult your tax adviser prior to changing the annuitant or prior to changing the date you determine to commence income payments if permitted under the terms of your Contract. It is conceivable that the IRS could consider such actions to be a taxable exchange of annuity contracts.

* Where otherwise permitted under the Deferred Annuity, pledges, assignments and other types of transfers of all or a portion of your Account Balance generally result in the immediate taxation of the gain in your Deferred Annuity. This rule may not apply to certain transfers between spouses.

* Deferred annuities issued after October 21, 1988 by the same insurance company or affiliates to an owner in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect.

* When a non-natural person owns a Non-Qualified contract, the annuity will generally not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

* In those limited situations where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest expenses. Certain income annuities under section 72(u)(4) of the Code purchased with a single payment consisting of substantially equal periodic payments with an annuity starting date within 12 months of purchase may also be considered annuities for federal income tax purposes where owned by a non-natural person.

PURCHASE PAYMENTS

Although the Code does not limit the amount of your purchase payments, your Contract may limit them.

PARTIAL AND FULL WITHDRAWALS

Generally, when you (or your beneficiary in the case of a death benefit) make a partial withdrawal from your Non-Qualified annuity, the Code treats such a partial withdrawal as: first coming from earnings (and thus subject to income tax); and then from your purchase payments (which are not subject to income tax). This rule does not apply to payments made pursuant to an income pay-out option under your Contract. In the case of a full withdrawal, the withdrawn amounts are treated as first coming from your non-taxable return of purchase payment and then from a taxable payment of earnings.





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Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), all remaining withdrawals are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell you what your purchase payment was and whether a withdrawal includes a non-taxable return of your purchase payment.

INCOME PAYMENTS

Income payments are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as: a non-taxable return of your purchase payments and a taxable payment of earnings.

Income payments and amounts received on the exercise of a withdrawal or partial withdrawal option under your Non-Qualified Annuity may not be transferred in a tax-free exchange into another annuity contract. In accordance with our procedures, such amounts will instead be taxable under the rules for income payment or withdrawals, whichever is applicable.

Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), all remaining income payments are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell you what your purchase payment was and to what extent an income payment includes a non-taxable return of your purchase payment.

The IRS has not approved the use of an exclusion ratio or excludable amount when only part of an account balance is used to convert to income payments.

We will treat the application of less than your entire Account Balance under a Non-Qualified Contract to a pay-out option (taking an income annuity) as a taxable withdrawal for Federal income tax purposes and also as subject to the 10% penalty tax (if you are under age 59 1/2) in addition to ordinary income tax. We will then treat the amount of the withdrawal as the purchase price of an income annuity and tax report the income payments received under the rules for variable income annuities. Consult your tax attorney prior to partially annuitizing your Contract.

The IRS has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where transfers/reallocations are permitted between investment divisions or from an investment division into a fixed option.

We generally will tell you how much of each income payment is a return of non-taxable purchase payments. We will determine such excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e., by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature by the number of expected income payments from the appropriate IRS table). However, it is possible that the IRS could conclude that the taxable portion of income payments under a Non-Qualified Deferred Annuity is an amount greater (or lesser) than the taxable amount determined by us and reported by us to you and the IRS.

Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

If the amount of income payments received in any calendar year is less than the excludable amount applicable to the year, the excess is not allowable as a deduction. However, you may generally elect the year in which to begin to apply this excess ratably to increase the excludable amount attributable to future years. Consult your tax advisor




                                                                        A-PPA-55
as to the details and consequences of making such election. Also, consult your tax advisor as to the tax treatment of any unrecovered after-tax cost in the year that the Contract terminates.

DEATH BENEFITS

The death benefit under an annuity is generally taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

If you die before the annuity starting date, as defined under Treasury Regulations, payments must begin for a period and in a manner allowed by the Code (and any regulations thereunder) to your beneficiary within one year of the date of your death or, if not, payment of your entire interest in the Contract must be made within five years of the date of your death. If your spouse is your beneficiary, he or she may elect to continue as owner of the Contract.

If you die on or after the annuity starting date, as defined under Treasury Regulations, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

In the case of joint contract owners, the above rules will be applied on the death of any contract owner.

Where the contract owner is not a natural person, these rules will be applied on the death of any annuitant (or on the change in annuitant, if permitted under the Contract).

If death benefit payments are being made to your designated beneficiary and he/she dies prior to receiving the entire remaining interest in the Contract, such remaining interest will be paid out at least as rapidly as under the distribution method being used at the time of your designated beneficiary's death.

After your death, if your designated beneficiary dies prior to electing a method for the payment of the death benefit, the remaining interest in the Contract will be paid out in a lump sum. In all cases, such payments will be made within five years of the date of your death.

DIVERSIFICATION

In order for your Non-Qualified Deferred Annuity to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their Contract.

INVESTOR CONTROL

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal Income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options have not been addressed in public rulings. While we believe that the contract does not give the Contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the Separate Account assets supporting the Contract.





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CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

* Possible taxation of transfers/reallocations between investment divisions or transfers/reallocations from an investment division to the Fixed Account or Fixed Income Option.

* Possible taxation as if you were the contract owner of your portion of the Separate Account's assets.

* Possible limits on the number of funding options available or the frequency of transfers/reallocations among them.

We reserve the right to amend your Deferred Annuity where necessary to maintain its status as a variable annuity contract under Federal tax law and to protect you and other contract owners in the investment divisions from adverse tax consequences.

INDIVIDUAL RETIREMENT ANNUITIES

[TRADITIONAL IRA, ROTH IRA, SIMPLE IRA AND SEPs]

The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the IRS. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agency. A Contract issued in connection with an IRA may be amended as necessary to conform to the requirements of the Code.

IRA Contracts may not invest in life insurance. The Deferred Annuity offers death benefits and optional benefits that in some cases may exceed the greater of the purchase payments or the Account Balance, which could conceivably be characterized as life insurance.

The IRS has approved the form of the Traditional and SIMPLE IRA endorsement for use with the Contract and certain riders, including riders providing for death benefits in excess of premiums paid. Please be aware that the IRA Contract issued to you may differ from the form of the Traditional IRA approved by the IRS because of several factors such as different riders and state insurance department requirements. The Roth IRA tax endorsement is based on the IRS model form 5305-RB (rev 0302).

Consult your tax adviser prior to the purchase of the Contract as a Traditional IRA, Roth IRA, SIMPLE IRA or SEP.

Generally, except for Roth IRAs, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the Contract.

You must be both the contract owner and the annuitant under the Contract. Your IRA annuity is not forfeitable and you may not transfer, assign or pledge it to someone else. You are not permitted to borrow from the Contract. You can transfer your IRA proceeds to a similar IRA, certain eligible retirement plans of an employer (or a SIMPLE IRA to a Traditional IRA or eligible retirement plan after two years) without incurring Federal income taxes if certain conditions are satisfied.

TRADITIONAL IRA ANNUITIES

PURCHASE PAYMENTS

Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which you attain age 69 1/2.

Except for permissible rollovers and direct transfers, purchase payments to Traditional and Roth IRAs for individuals under age 50 are limited to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working




                                                                        A-PPA-57
spouse provided the couple's compensation is at least equal to their aggregate contributions. See the SAI for additional information. Also, see IRS Publication 590 available at www.irs.gov.

* Individuals age 50 or older can make an additional "catch-up" purchase payment (assuming the individual has sufficient compensation).

* If you are an active participant in a retirement plan of an employer, your contributions may be limited.

* Purchase payments in excess of these amounts may be subject to a penalty tax.

* If contributions are being made under a SEP or a SAR-SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan.

* These age and dollar limits do not apply to tax-free rollovers or transfers from other IRAs or other eligible retirement plans.

* If certain conditions are met, you can change your Traditional IRA purchase payment to a Roth IRA before you file your income tax return (including filing extensions).

WITHDRAWALS AND INCOME PAYMENTS

Withdrawals (other than tax free transfers or rollovers to other individual retirement arrangements or eligible retirement plans) and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs. We will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code. Also see general section titled "Withdrawals" above.

MINIMUM DISTRIBUTION REQUIREMENTS FOR IRAS

Generally, for IRAs (see discussion below for Roth IRAs), you must begin receiving withdrawals by April 1 of the calendar year following the year in which you reach age 70 1/2. Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not. It is not clear whether income payments under a variable annuity will satisfy these rules. Consult your tax adviser prior to choosing a pay-out option.

Under recently enacted legislation, you (and after your death, your designated beneficiaries) generally do not have to take the required minimum distribution ("RMD") for 2009. The waiver does not apply to any 2008 payments even if received in 2009; for those payments, you are still required to receive your first RMD payment by April 1, 2009. In contrast, if your first RMD would have been due by April 1, 2010, you are not required to take such distribution; however, your 2010 RMD is due by December 31, 2010. For after-death RMDs, the five year rule is applied without regard to calendar year 2009. For instance, if you died in 2007, the five year period ends in 2013 instead of 2012. This RMD waiver does not apply if you are receiving Annuity Payments under your Contract. The RMD rules are complex, so consult with your tax adviser before waiving your 2009 RMD payment.

In general, Income Tax regulations permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Additionally, these regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

The regulations also require that beginning for the 2006 distribution year, the value of all benefits under a deferred annuity including death benefits in excess of cash value must be added to the account value in computing the amount required to be distributed over the applicable period. The new rules are not entirely clear and you should




A-PPA-58
consult your own tax advisors as to how these rules affect your own Contract. We will provide you with additional information regarding the amount that is subject to minimum distribution under this new rule.

If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor.

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death. Consult your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver (see Minimum Distribution Requirements for IRAs section for additional information).

If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which you would have reached age 70 1/2. Alternatively, if your spouse is your beneficiary, he or she may elect to continue as "contract owner" of the Contract.

If you die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If the Contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the Contract from another IRA account or IRA annuity you owned, the death benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.

SIMPLE IRAS AND SEPS ANNUITIES

The Code provides for certain contribution limitations and eligibility requirements under SIMPLE IRAs and SEP arrangements. The minimum distribution requirements are generally the same as Traditional IRAs. There are some differences in the contribution limits and the tax treatment of certain premature distribution rules, transfers and rollovers. Some of these differences are explained below. Please see the SAI for additional information on contribution limits.

ROLLOVERS INTO YOUR SIMPLE IRA.

You may make rollovers and direct transfers into your SIMPLE IRA annuity contract from another SIMPLE IRA annuity contract or account. No other contributions, rollovers or transfers can be made to your SIMPLE IRA. You may not make Traditional IRA contributions or Roth IRA contributions to your SIMPLE IRA. You may not make eligible rollover contributions from other types of qualified retirement plans to your SIMPLE IRA.

ROLLOVERS FROM YOUR SIMPLE IRA.

Tax-free 60-day rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA annuity or account during the first two years that you participate in the SIMPLE IRA plan. After this two year period, tax-free 60-day rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA annuity or account, as well as into another SIMPLE IRA.





                                                                        A-PPA-59

ROTH IRA ANNUITIES

GENERAL

Roth IRAs are different from other IRAs because you have the opportunity to enjoy tax-free earnings. However, you can only make after-tax purchase payments to a Roth IRA.

PURCHASE PAYMENTS

Roth IRA purchase payments for individuals under age 50 are non-deductible and are limited, in a manner similar to IRAs, to the lesser of 100% of compensation or the annual deductible IRA amount. This limit includes contributions to all your Traditional and Roth IRAs for the year. Individuals age 50 or older can make an additional "catch-up" purchase payment each year (assuming the individual has sufficient compensation).

You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits. Purchase payments are phased out depending on your modified adjusted gross income and your filing status. See the SAI for additional information. Also, see IRS Publication 590 available at www. irs.gov.

Further, with respect to Traditional IRA amounts which were converted to a Roth IRA, such conversion must have occurred at least five years prior to purchase of this Contract. Consult your independent tax advisor.

Annual purchase payments limits do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from a Traditional IRA to a Roth IRA. You can contribute to a Roth IRA after age 70 1/2. If certain conditions are met, you can change your Roth IRA contribution to a Traditional IRA before you file your income return (including filing extensions).

Beginning in 2008, Roth IRAs may also accept a rollover from other types of eligible retirement plans (e.g., 403(b), 401(a) and 457(b) plans of a state or local governmental employer) if Code requirements are met. The taxable portion of the proceeds are subject to income tax in the year of the rollover.

If you exceed the purchase payment limits you may be subject to a tax penalty.

WITHDRAWALS

Generally, withdrawals of earnings from Roth IRAs are free from Federal income tax if they meet the following two requirements:

* The withdrawal is made at least five taxable years after your first purchase payment to a Roth IRA, AND

* The withdrawal is made: on or after the date you reach age 59 1/2; upon your death or disability; or for a qualified first-time home purchase (up to $10,000).

Withdrawals of earnings which do not meet these requirements are taxable and a 10% penalty tax may apply if made before age 59 1/2. See withdrawals chart above. Consult your tax adviser to determine if an exception applies.

Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. Generally, you do not pay income tax on withdrawals of purchase payments. However, withdrawals of taxable amounts converted from a non-Roth IRA prior to age 59 1/2 will be subject to the 10% penalty tax (unless you meet an exception) if made within 5 taxable years of such conversion. See withdrawals chart above.

The order in which money is withdrawn from a Roth IRA is as follows (all Roth IRAs owned by a taxpayer are combined for withdrawal purposes):

* The first money withdrawn is any annual (non-conversion/rollover) contributions to the Roth IRA. These are received tax and penalty free.





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* The next money withdrawn is from conversion/rollover contributions from a non-Roth IRA, or an eligible retirement plan (other a designated Roth account) on a first-in, first-out basis. For these purposes, distributions are treated as coming first from the taxable portion of the conversion/rollover contribution. As previously discussed, depending upon when it occurs, withdrawals of taxable converted amounts may be subject to a penalty tax, or result in the acceleration of inclusion of income.

* The next money withdrawn is from earnings in the Roth IRA. This is received tax-free if it meets the requirements previously discussed; otherwise it is subject to Federal income tax and an additional 10% penalty tax may apply if you are under age 59 1/2.

* We may be required to withhold a portion of your withdrawal for income taxes, unless you elect otherwise. The amount will be determined by the Code.

CONVERSION

You may convert/rollover an existing Traditional IRA or an eligible retirement plan (other a designated Roth account) to a Roth IRA if your modified adjusted gross income does not exceed $100,000 in the year you convert.

If you are married but file separately, you may not convert a Traditional IRA or an eligible retirement plan (other a designated Roth account) to a ROTH IRA.

The above income limit and filing status restruction will not apply for tax years beginning in 2010.

Except to the extent you have non-deductible contributions, the amount converted from an existing IRA or an eligible retirement plan (other a designated Roth IRA account) into a Roth IRA is taxable. Generally, the 10% withdrawal penalty does not apply to conversions/rollovers. (See exception discussed previously.)

For conversions occurring in 2010, the amount converted into a Roth IRA may be included in your taxable income ratably over 2011 and 2012 and does not have to be included in your taxable income in 2010.

Caution: The IRS issued guidance in 2005 requiring that the taxable amount converted be based on the fair market value of the entire IRA annuity contract being converted or redesignated into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the account balance; as well as adding back certain loads and charges incurred during the prior 12 month period. Your Contract may include such benefits, and applicable charges. Accordingly, taxpayers considering redesignating a Traditional IRA annuity into a Roth IRA annuity should consult their own tax advisor prior to converting. The taxable amount may exceed the account value at date of conversion.

Unless you elect otherwise, amounts converted from a Traditional IRA or an eligible retirement plan (other a designated Roth account) to a Roth IRA will be subject to income tax withholding. The amount withheld is determined by the Code.

If you mistakenly convert or otherwise wish to change your Roth IRA contribution to a Traditional IRA contribution, the tax law allows you to reverse your conversion provided you do so before you file your tax return for the year of the contribution and if certain conditions are met.

REQUIRED DISTRIBUTIONS

Required minimum distribution rules that apply to other types of IRAs while you are alive do not apply to Roth IRAs. However, in general, the same rules with respect to minimum distributions required to be made to a beneficiary after your death under Traditional IRAs do apply to Roth IRAs. Note, as previously mentioned, certain required minimum distributions are waived for 2009. Consult your tax advisor prior to waiving your 2009 RMD.





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Note that where payments under a Roth Income Annuity have begun prior to your death, the remaining interest in the Contract must be paid to your designated beneficiary by the end of the fifth year following your death or over a period no longer than the beneficiary's remaining life expectancy at the time you die.

DEATH BENEFITS

Generally, when you die we must make payment of your entire interest by the December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, your spouse may delay the start of required payments until December 31st of the year in which you would have reached age
70 1/2.

If your spouse is your beneficiary, he or she may elect to continue as "contract owner" of the Contract.

LEGAL PROCEEDINGS

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.





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APPENDIX A

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.

                                                                                          IRA, SIMPLE
                                                                Non-Qualified             IRA and SEP
                                                             Deferred Annuities     Deferred Annuities and
                                                                 and Income            Qualified Income
                                                                  Annuities              Annuities(1)
                                                             ------------------     ----------------------
California..............................................            2.35%                     0.5%
Florida.................................................             1.0%                     1.0%(2)
Maine...................................................             2.0%                      --
Nevada..................................................             3.5%                      --
Puerto Rico.............................................             1.0%                     1.0%
South Dakota(3).........................................            1.25%                      --
West Virginia...........................................             1.0%                     1.0%
Wyoming.................................................             1.0%                      --




---------
1 PREMIUM TAX RATES APPLICABLE TO IRA, SIMPLE IRA AND SEP DEFERRED ANNUITIES AND INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF SECTION 408(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADING "IRA, SIMPLE IRA AND SEP DEFERRED ANNUITIES AND INCOME ANNUITIES."
2 ANNUITY PREMIUMS ARE EXEMPT FROM TAXATION PROVIDED THE TAX SAVINGS ARE PASSED BACK TO THE CONTRACT HOLDERS. OTHERWISE, THEY ARE TAXABLE AT 1%.
3 SPECIAL RATE APPLIES FOR LARGE CASE ANNUITY POLICIES. RATE IS 8/100 OF 1% FOR THAT PORTION OF THE ANNUITY CONSIDERATIONS RECEIVED ON A CONTRACT EXCEEDING $500,000 ANNUALLY. SPECIAL RATE ON LARGE CASE POLICIES IS NOT SUBJECT TO RETALIATION.





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APPENDIX A-1

The Portfolios below were subject to a merger or name change. The chart identifies the former name and new name of each of these Portfolios.

PORTFOLIO MERGER


              FORMER PORTFOLIO                                 NEW PORTFOLIO
-------------------------------------------     -------------------------------------------
METROPOLITAN FUND                               METROPOLITAN FUND
  FI Large Cap Portfolio                          BlackRock Legacy Large Cap Growth
                                                  Portfolio


PORTFOLIO NAME CHANGES


                FORMER NAME                                       NEW NAME
-------------------------------------------     -------------------------------------------
MET INVESTORS FUND                              MET INVESTORS FUND
  Cyclical Growth and Income ETF Portfolio        SSgA Growth and Income ETF Portfolio
  Cyclical Growth ETF Portfolio                   SSgA Growth ETF Portfolio
METROPOLITAN FUND                               METROPOLITAN FUND
  Franklin Templeton Small Cap Growth             Loomis Sayles Small Cap Growth Portfolio
  Portfolio
  Harris Oakmark Focused Value Portfolio          Met/Artisan Mid Cap Value Portfolio
  Julius Baer International Stock Portfolio       Artio International Stock Portfolio
  Lehman Brothers(R) Aggregate Bond Index         Barclays Capital Aggregate Bond Index
  Portfolio                                       Portfolio
  Loomis Sayles Small Cap Portfolio               Loomis Sayles Small Cap Core Portfolio







A-PPA-64

APPENDIX B

 ACCUMULATION UNIT VALUES (IN DOLLARS)
This table shows fluctuations in the Accumulation Unit Values for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).


-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------
American Funds Balanced Allocation
  Division -- Class C(e)......................     2008       $ 10.00        $  7.01               639

American Funds Bond Division -- Class 2(n)....     2006         15.03          15.80               836
                                                   2007         15.80          16.12             2,210
                                                   2008         16.12          14.43             1,475

American Funds Global Small Capitalization
  Division -- Class 2(h)......................     2001         14.94          13.62               549
                                                   2002         13.62          10.89             1,291
                                                   2003         10.89          16.52             2,335
                                                   2004         16.52          19.72             3,455
                                                   2005         19.72          24.41             4,904
                                                   2006         24.41          29.92             5,888
                                                   2007         29.92          35.88             6,596
                                                   2008         35.88          16.47             5,184

American Funds Growth Allocation
  Division -- Class C(e)......................     2008          9.99           6.36               428

American Funds Growth Division -- Class 2(h)..     2001        138.68         118.11               382
                                                   2002        118.11          88.12               925
                                                   2003         88.12         119.07             1,483
                                                   2004        119.07         132.29             1,843
                                                   2005        132.29         151.82             2,086
                                                   2006        151.82         165.27             2,172
                                                   2007        165.27         183.38             2,075
                                                   2008        183.38         101.48             1,819

American Funds Growth-Income Division Class
  2(h)........................................     2001         90.87          87.85               403
                                                   2002         87.85          70.84             1,163
                                                   2003         70.84          92.66             1,753
                                                   2004         92.66         101.01             2,228
                                                   2005        101.01         105.58             2,335
                                                   2006        105.58         120.14             2,349
                                                   2007        120.14         124.63             2,240
                                                   2008        124.63          76.50             1,886





                                                                        A-PPA-65

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

American Funds Moderate Allocation
  Division -- Class C(e)......................     2008       $ 10.01        $  7.69               672

BlackRock Aggressive Growth Division..........     1999         28.12          37.00            31,947
                                                   2000         37.00          33.76            33,047
                                                   2001         33.76          25.42            31,088
                                                   2002         25.42          17.89            27,173
                                                   2003         17.89          24.88            25,242
                                                   2004         24.88          27.76            22,464
                                                   2005         27.76          30.35            19,773
                                                   2006         30.35          31.99            17,109
                                                   2007         31.99          38.10            14,889
                                                   2008         38.10          20.42            13,191

BlackRock Bond Income Division(c).............     1999         19.33          18.65            18,530
                                                   2000         18.65          20.49            16,395
                                                   2001         20.49          21.92            18,444
                                                   2002         21.92          23.45            17,572
                                                   2003         23.45          24.52            15,375
                                                   2004         24.52          25.29            13,470
                                                   2005         25.29          25.58            12,155
                                                   2006         25.58          26.38            10,383
                                                   2007         26.38          27.69             8,979
                                                   2008         27.69          26.41             7,220

BlackRock Diversified Division................     1999         27.04          29.04            75,121
                                                   2000         29.04          28.98            75,252
                                                   2001         28.98          26.80            66,376
                                                   2002         26.80          22.80            53,835
                                                   2003         22.80          27.15            48,137
                                                   2004         27.15          29.10            42,486
                                                   2005         29.10          29.62            36,986
                                                   2006         29.62          32.33            31,232
                                                   2007         32.33          33.82            26,632
                                                   2008         33.82          25.12            21,582

BlackRock Large Cap Core Division*(o).........     2007         37.61          38.04            23,220
                                                   2008         38.04          23.62            19,811





A-PPA-66

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

BlackRock Large Cap Division (formerly
  BlackRock Investment Trust).................     1999       $ 34.30        $ 40.13            64,028
                                                   2000         40.13          37.19            62,978
                                                   2001         37.19          30.48            57,299
                                                   2002         30.48          22.24            47,428
                                                   2003         22.24          28.61            42,944
                                                   2004         28.61          31.32            37,879
                                                   2005         31.32          32.05            32,659
                                                   2006         32.05          36.12            27,458
                                                   2007         36.12          37.93                 0

BlackRock Large Cap Value Division -- Class
  E(f)........................................     2002         10.00           7.93               283
                                                   2003          7.93          10.60               856
                                                   2004         10.60          11.87             1,486
                                                   2005         11.87          12.39             1,365
                                                   2006         12.39          14.59             3,032
                                                   2007         14.59          14.88             2,963
                                                   2008         14.88           9.54             2,500

BlackRock Legacy Large Cap Growth
  Division -- Class E(k)......................     2004         10.07          11.06               130
                                                   2005         11.06          11.67               248
                                                   2006         11.67          11.99               399
                                                   2007         11.99          14.03               686
                                                   2008         14.03           8.78               923

BlackRock Strategic Value Division(a).........     2000         10.00          12.24             4,095
                                                   2001         12.24          14.03            14,485
                                                   2002         14.03          10.90            18,439
                                                   2003         10.90          16.16            18,573
                                                   2004         16.16          18.41            18,477
                                                   2005         18.41          18.94            16,020
                                                   2006         18.94          21.84            13,598
                                                   2007         21.84          20.82            11,482
                                                   2008         20.82          12.67             9,126

Clarion Global Real Estate Division -- Class
  E(k)........................................     2004          9.99          12.86             1,461
                                                   2005         12.86          14.41             3,143
                                                   2006         14.41          19.58             5,319
                                                   2007         19.58          16.47             3,834
                                                   2008         16.47           9.48             3,084





                                                                        A-PPA-67

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

Davis Venture Value Division(a)...............     2000       $ 30.19        $ 30.79               916
                                                   2001         30.79          27.01             2,072
                                                   2002         27.01          22.31             2,269
                                                   2003         22.31          28.84             2,514
                                                   2004         28.84          32.01             3,050
                                                   2005         32.01          34.87             3,698
                                                   2006         34.87          39.46             3,990
                                                   2007         39.46          40.76             3,839
                                                   2008         40.76          24.41             3,308

FI Large Cap Division -- Class E..............     2006         17.52          17.75                45
                                                   2007         17.75          18.19                73
                                                   2008         18.19           9.90                89

FI Mid Cap Opportunities Division(j)..........     1999         17.19          37.85            44,078
                                                   2000         37.85          25.71            57,544
                                                   2001         25.71          15.91            52,016
                                                   2002         15.91          11.16            42,960
                                                   2003         11.16          14.83            38,319
                                                   2004         14.83          17.16            34,048
                                                   2005         17.16          18.13            29,784
                                                   2006         18.13          20.03            25,415
                                                   2007         20.03          21.43            21,648
                                                   2008         21.43           9.46            19,350

FI Value Leaders Division -- Class E(f).......     2002         23.06          19.03                40
                                                   2003         19.03          23.83               175
                                                   2004         23.83          26.72               294
                                                   2005         26.72          29.18               561
                                                   2006         29.18          32.21               728
                                                   2007         32.21          33.09               576
                                                   2008         33.09          19.93               444





A-PPA-68

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

Franklin Templeton Small Cap Growth
  Division(h).................................     2001       $ 10.00        $  8.80               769
                                                   2002          8.80           6.27             1,420
                                                   2003          6.27           8.98             2,000
                                                   2004          8.98           9.88             1,935
                                                   2005          9.88          10.22             1,816
                                                   2006         10.22          11.10             1,738
                                                   2007         11.10          11.46             1,448
                                                   2008         11.46           6.66             1,171

Harris Oakmark Focused Value Division(h)......     2001         23.96          26.80             2,799
                                                   2002         26.80          24.13             5,043
                                                   2003         24.13          31.61             5,303
                                                   2004         31.61          34.32             5,348
                                                   2005         34.32          37.28             5,416
                                                   2006         37.28          41.41             4,400
                                                   2007         41.41          38.10             3,630
                                                   2008         38.10          20.32             2,860

Harris Oakmark International Division -- Class
  E(f)........................................     2002         10.60           8.85                42
                                                   2003          8.85          11.82               594
                                                   2004         11.82          14.09             1,793
                                                   2005         14.09          15.90             3,247
                                                   2006         15.90          20.26             4,690
                                                   2007         20.26          19.81             4,338
                                                   2008         19.81          11.57             2,947

Janus Forty Division -- Class E(b)............     2007        155.59         191.21                69
                                                   2008        191.21         109.63               221

Jennison Growth Division......................     2005          4.12           4.98             5,029
                                                   2006          4.98           5.05             4,487
                                                   2007          5.05           5.57             3,673
                                                   2008          5.57           3.50             3,172





                                                                        A-PPA-69

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

Jennison Growth Division (formerly Met/Putnam
  Voyager Division)(a)(i).....................     2000       $  9.81        $  7.24             2,554
                                                   2001          7.24           4.94             5,531
                                                   2002          4.94           3.47             5,941
                                                   2003          3.47           4.31             6,162
                                                   2004          4.31           4.47             5,450
                                                   2005          4.47           4.08             2,161

Julius Baer International Stock Division......     1999         16.07          18.48            13,055
                                                   2000         18.48          16.41            13,978
                                                   2001         16.41          12.87            13,983
                                                   2002         12.87          10.48            13,034
                                                   2003         10.48          13.26            11,724
                                                   2004         13.26          15.48            10,579
                                                   2005         15.48          18.04             9,759
                                                   2006         18.04          20.76             9,148
                                                   2007         20.76          22.62             8,331
                                                   2008         22.62          12.48             7,317

Lazard Mid Cap Division -- Class E(f).........     2002         11.41           9.70               341
                                                   2003          9.70          12.10               799
                                                   2004         12.10          13.68               970
                                                   2005         13.68          14.62             1,005
                                                   2006         14.62          16.57               995
                                                   2007         16.57          15.94             1,142
                                                   2008         15.94           9.72               826

Legg Mason Partners Aggressive Growth
  Division(g)(h)..............................     2001         10.03           7.78             1,020
                                                   2002          7.78           5.33             1,506
                                                   2003          5.33           6.82             1,648
                                                   2004          6.82           7.33             1,574
                                                   2005          7.33           8.24             1,656
                                                   2006          8.24           8.01             1,614
                                                   2007          8.01           8.12             1,369
                                                   2008          8.12           4.89             1,212

Legg Mason Value Equity.......................     2006          9.61          10.33             1,119
                                                   2007         10.33           9.62               969
                                                   2008          9.62           4.33               896





A-PPA-70

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

Legg Mason Value Equity (formerly MFS(R)
  Investors Trust Division)(l)................     2001       $  9.39        $  8.35               493
                                                   2002          8.35           6.58               795
                                                   2003          6.58           7.92               847
                                                   2004          7.92           8.71             1,131
                                                   2005          8.71           9.22             1,085
                                                   2006          9.22           9.66             1,085

Lehman Brothers(R) Aggregate Bond Index
  Division....................................     1999         10.11           9.85             7,736
                                                   2000          9.85          10.84            11,151
                                                   2001         10.84          11.51            17,518
                                                   2002         11.51          12.53            20,055
                                                   2003         12.53          12.82            20,050
                                                   2004         12.82          13.18            22,529
                                                   2005         13.18          13.29            21,998
                                                   2006         13.29          13.67            20,187
                                                   2007         13.67          14.42            18,228
                                                   2008         14.42          15.10            12,890

Loomis Sayles Small Cap Division(a)...........     2000         25.78          25.52               353
                                                   2001         25.52          22.98               654
                                                   2002         22.98          17.80               759
                                                   2003         17.80          24.00               811
                                                   2004         24.00          27.58               827
                                                   2005         27.58          29.13               863
                                                   2006         29.13          33.58             1,062
                                                   2007         33.58          37.11             1,141
                                                   2008         37.11          23.49               946

Lord Abbett Bond Debenture Division(d)........     1999          9.59          11.16             4,708
                                                   2000         11.16          10.92             5,292
                                                   2001         10.92          10.64             5,375
                                                   2002         10.64          10.65             4,921
                                                   2003         10.65          12.57             5,370
                                                   2004         12.57          13.46             5,243
                                                   2005         13.46          13.54             5,165
                                                   2006         13.54          14.62             5,043
                                                   2007         14.62          15.43             4,832
                                                   2008         15.43          12.43             3,676





                                                                        A-PPA-71

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

Met/AIM Small Cap Growth Division -- Class
  E(f)........................................     2002       $ 11.24        $  8.51               129
                                                   2003          8.51          11.68               317
                                                   2004         11.68          12.30               323
                                                   2005         12.30          13.17               359
                                                   2006         13.17          14.87               412
                                                   2007         14.87          16.33               483
                                                   2008         16.33           9.88               408

Met/Franklin Income Division -- Class B(e)....     2008          9.99           7.99               115

Met/Franklin Mutual Shares Division -- Class
  B(e)........................................     2008          9.99           6.60                74

Met/Franklin Templeton Founding Strategy
  Division -- Class B(e)......................     2008          9.99           7.04               124

Met/Templeton Growth Division -- Class B(e)...     2008          9.99           6.57                13

MetLife Mid Cap Stock Index Division -- Class
  B(a)........................................     2000         10.00          10.62             5,492
                                                   2001         10.62          10.36             8,076
                                                   2002         10.36           8.71            10,595
                                                   2003          8.71          11.61            11,375
                                                   2004         11.61          13.30             9,542
                                                   2005         13.30          14.75             9,545
                                                   2006         14.75          16.04             9,101
                                                   2007         16.04          17.08             8,404
                                                   2008         17.08          10.76             7,317

MetLife Stock Index Division..................     1999         37.08          44.24            79,701
                                                   2000         44.24          39.61            83,774
                                                   2001         39.61          34.36            80,859
                                                   2002         34.36          26.36            73,948
                                                   2003         26.36          33.38            69,957
                                                   2004         33.38          36.44            67,005
                                                   2005         36.44          37.66            61,189
                                                   2006         37.66          42.95            53,415
                                                   2007         42.95          44.63            46,793
                                                   2008         44.63          27.73            41,165





A-PPA-72

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

MFS(R) Research International Division(h).....     2001       $ 10.00        $  8.73               408
                                                   2002          8.73           7.62               830
                                                   2003          7.62           9.96               972
                                                   2004          9.96          11.77             1,281
                                                   2005         11.77          13.58             1,544
                                                   2006         13.58          17.02             3,004
                                                   2007         17.02          19.10             3,266
                                                   2008         19.10          10.89             3,093

MFS(R) Total Return Division -- Class E(k)....     2004         10.04          10.93               541
                                                   2005         10.93          11.12             1,421
                                                   2006         11.12          12.30             1,656
                                                   2007         12.30          12.66             1,844
                                                   2008         12.66           9.72             1,503

MFS(R) Value Division.........................     1999          9.71           8.93             3,630
                                                   2000          8.93           9.91             4,947
                                                   2001          9.91          11.59            16,421
                                                   2002         11.59           9.83            19,478
                                                   2003          9.83          12.18            18,730
                                                   2004         12.18          13.40            18,015
                                                   2005         13.40          13.05            16,233
                                                   2006         13.05          15.23            13,096
                                                   2007         15.23          14.47            11,260
                                                   2008         14.47           9.51             9,015

Morgan Stanley EAFE(R) Index Division.........     1999         10.79          13.31             3,867
                                                   2000         13.31          11.24             8,036
                                                   2001         11.24           8.69            11,009
                                                   2002          8.69           7.15            12,551
                                                   2003          7.15           9.72            12,721
                                                   2004          9.72          11.49            10,709
                                                   2005         11.49          12.85            10,291
                                                   2006         12.85          15.96            10,009
                                                   2007         15.96          17.47             9,691
                                                   2008         17.47           9.99             9,244





                                                                        A-PPA-73

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

Neuberger Berman Mid Cap Value Division.......     1999       $ 10.72        $ 12.46             2,437
                                                   2000         12.46          15.78             7,503
                                                   2001         15.78          15.19             9,095
                                                   2002         15.19          13.56             9,177
                                                   2003         13.56          18.28             9,002
                                                   2004         18.28          22.20            10,311
                                                   2005         22.20          24.61            11,157
                                                   2006         24.61          27.09             9,645
                                                   2007         27.09          27.68             8,313
                                                   2008         27.68          14.39             6,842

Oppenheimer Capital Appreciation
  Division -- Class E(m)......................     2005         10.02          10.90                65
                                                   2006         10.90          11.60               164
                                                   2007         11.60          13.11               378
                                                   2008         13.11           7.00               345

Oppenheimer Global Equity Division............     1999         12.42          15.36             9,322
                                                   2000         15.36          14.92            11,688
                                                   2001         14.92          12.37            12,089
                                                   2002         12.37          10.26            10,865
                                                   2003         10.26          13.22            10,015
                                                   2004         13.22          15.20             9,062
                                                   2005         15.20          17.44             8,299
                                                   2006         17.44          20.09             7,630
                                                   2007         20.09          21.13             6,775
                                                   2008         21.13          12.44             5,806

PIMCO Inflation Protected Bond
  Division -- Class E(n)......................     2006         11.07          11.19               275
                                                   2007         11.19          12.26               512
                                                   2008         12.26          11.29             2,964

PIMCO Total Return Division(h)................     2001         10.00          10.54             2,743
                                                   2002         10.54          11.41             8,937
                                                   2003         11.41          11.78             9,775
                                                   2004         11.78          12.24             9,739
                                                   2005         12.24          12.39            10,726
                                                   2006         12.39          12.83             9,738
                                                   2007         12.83          13.66             9,031
                                                   2008         13.66          13.58             8,058





A-PPA-74

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

RCM Technology Division(h)....................     2001       $ 10.00        $  7.44             2,035
                                                   2002          7.44           3.63             2,782
                                                   2003          3.63           5.66             6,376
                                                   2004          5.66           5.35             5,501
                                                   2005          5.35           5.88             4,228
                                                   2006          5.88           6.13             3,454
                                                   2007          6.13           7.97             4,717
                                                   2008          7.97           4.39             3,642

Russell 2000(R) Index Division................     1999         10.52          12.76             5,393
                                                   2000         12.76          12.12             9,115
                                                   2001         12.12          12.08             9,631
                                                   2002         12.08           9.48            10,366
                                                   2003          9.48          13.68            10,958
                                                   2004         13.68          15.92             9,451
                                                   2005         15.92          16.43             8,754
                                                   2006         16.43          19.14             8,072
                                                   2007         19.14          18.62             6,978
                                                   2008         18.62          12.23             6,134

SSgA Growth ETF Division -- Class E (formerly
  Cyclical Growth and Income ETF
  Division)(n)................................     2006         10.73          11.45                91
                                                   2007         11.45          11.96               231
                                                   2008         11.96           7.92               242

SSgA Growth and Income ETF Division -- Class E
  (formerly Cyclical Growth ETF Division)(n)..     2006         10.52          11.19                88
                                                   2007         11.19          11.66               140
                                                   2008         11.66           8.64               263





                                                                        A-PPA-75

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

T. Rowe Price Large Cap Growth Division.......     1999       $ 11.00        $ 13.28             3,394
                                                   2000         13.28          13.05            12,475
                                                   2001         13.05          11.62            12,076
                                                   2002         11.62           8.80            10,694
                                                   2003          8.80          11.38            10,541
                                                   2004         11.38          12.35             9,724
                                                   2005         12.35          13.00             8,796
                                                   2006         13.00          14.54             7,871
                                                   2007         14.54          15.71             7,073
                                                   2008         15.71           9.02             6,007

T. Rowe Price Mid Cap Growth Division(h)......     2001         10.00           8.42             1,519
                                                   2002          8.42           4.66             2,342
                                                   2003          4.66           6.31             3,462
                                                   2004          6.31           7.36             4,025
                                                   2005          7.36           8.35             4,625
                                                   2006          8.35           8.79             4,609
                                                   2007          8.79          10.23             5,476
                                                   2008         10.23           6.10             4,599

T. Rowe Price Small Cap Growth Division.......     1999         12.01          15.18            14,008
                                                   2000         15.18          13.63            19,426
                                                   2001         13.63          12.25            18,640
                                                   2002         12.25           8.87            16,726
                                                   2003          8.87          12.34            15,888
                                                   2004         12.34          13.54            14,106
                                                   2005         13.54          14.84            12,499
                                                   2006         14.84          15.23            10,952
                                                   2007         15.23          16.53             9,232
                                                   2008         16.53          10.41             8,125

Western Asset Management Strategic Bond
  Opportunities Division(h)...................     2001         15.75          16.21               494
                                                   2002         16.21          17.55             1,215
                                                   2003         17.55          19.52             2,157
                                                   2004         19.52          20.55             2,415
                                                   2005         20.55          20.88             3,189
                                                   2006         20.88          21.66             3,134
                                                   2007         21.66          22.26             2,757
                                                   2008         22.26          18.68             2,080





A-PPA-76

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

Western Asset Management U.S. Government
  Division(h).................................     2001       $ 14.55        $ 15.07             1,178
                                                   2002         15.07          16.07             3,843
                                                   2003         16.07          16.13             3,166
                                                   2004         16.13          16.41             2,998
                                                   2005         16.41          16.49             3,099
                                                   2006         16.49          16.96             2,936
                                                   2007         16.96          17.48             2,695
                                                   2008         17.48          17.21             2,209

MetLife Aggressive Allocation Division........     2005          9.99          11.17               143
                                                   2006         11.17          12.81               628
                                                   2007         12.81          13.09             1,037
                                                   2008         13.09           7.72             1,047

MetLife Conservative Allocation Division......     2005          9.99          10.32               188
                                                   2006         10.32          10.93               774
                                                   2007         10.93          11.42             1,576
                                                   2008         11.42           9.69             1,715

MetLife Conservative to Moderate Allocation
  Division....................................     2005          9.99          10.55               824
                                                   2006         10.55          11.44             2,444
                                                   2007         11.44          11.87             4,103
                                                   2008         11.87           9.21             3,893

MetLife Moderate Allocation Division..........     2005          9.99          10.77             1,278
                                                   2006         10.77          11.93             4,488
                                                   2007         11.93          12.32             8,150
                                                   2008         12.32           8.71             7,924

MetLife Moderate to Aggressive Allocation
  Division....................................     2005          9.99          11.00               653
                                                   2006         11.00          12.44             2,721
                                                   2007         12.44          12.79             4,670
                                                   2008         12.79           8.22             4,739



---------
NOTES:

a    INCEPTION DATE: JULY 5, 2000.

b    INCEPTION DATE: APRIL 30, 2007.

c THE ASSETS OF STATE STREET RESEARCH INCOME DIVISION WERE MERGED INTO THIS INVESTMENT DIVISION ON APRIL 29, 2002. ACCUMULATION UNIT VALUES PRIOR TO APRIL 29, 2002 ARE THOSE OF STATE STREET RESEARCH INCOME DIVISION.





                                                                        A-PPA-77
d THE ASSETS OF LOOMIS SAYLES HIGH YIELD BOND DIVISION WERE MERGED INTO THIS INVESTMENT DIVISION ON APRIL 29, 2002. ACCUMULATION UNIT VALUES PRIOR TO APRIL 29, 2002 ARE THOSE OF LOOMIS SAYLES HIGH YIELD BOND DIVISION.

e    INCEPTION DATE: APRIL 28, 2008.

f    INCEPTION DATE: MAY 1, 2002.

g THE ASSETS OF THE JANUS GROWTH DIVISION WERE MERGED INTO THE JANUS AGGRESSIVE GROWTH DIVISION ON APRIL 28, 2003. ACCUMULATION UNIT VALUES PRIOR TO APRIL 28, 2003 ARE THOSE OF JANUS GROWTH DIVISION.

h    INCEPTION DATE: MAY 1, 2001.

i THE INVESTMENT DIVISION WITH THE NAME FI MID CAP OPPORTUNITIES WAS MERGED INTO THE JANUS MID CAP DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004 AND WAS RENAMED FI MID CAP OPPORTUNITIES. THE INVESTMENT DIVISION WITH THE NAME FI MID CAP OPPORTUNITIES ON APRIL 30, 2004 CEASED TO EXIST. THE ACCUMULATION UNIT VALUES HISTORY PRIOR TO MAY 1, 2004 IS THAT OF THE JANUS MID CAP DIVISION.

j THE ASSETS IN MET/PUTNAM VOYAGER INVESTMENT DIVISION WERE MERGED INTO JENNISON GROWTH DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005. THE MET/PUTNAM VOYAGER INVESTMENT DIVISION IS NO LONGER AVAILABLE.

k    INCEPTION DATE: MAY 1, 2004.

l THE ASSETS OF THE MFS(R) INVESTORS TRUST DIVISION WERE MERGED INTO THE LEGG MASON VALUE EQUITY DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 1, 2006. ACCUMULATION UNIT VALUES PRIOR TO MAY 1, 2006 ARE THOSE OF MFS(R) INVESTORS TRUST DIVISION.

m    INCEPTION DATE: MAY 1, 2005.

n    INCEPTION DATE: MAY 1, 2006.

o THE ASSETS OF BLACKROCK LARGE CAP DIVISION (FORMERLY BLACKROCK INVESTMENT TRUST DIVISION) OF THE METROPOLITAN FUND WERE MERGED INTO THE BLACKROCK LARGE CAP CORE DIVISION OF THE MET INVESTORS FUND ON APRIL 30, 2007. ACCUMULATION UNIT VALUES PRIOR TO APRIL 30, 2007 ARE THOSE OF THE BLACKROCK LARGE CAP DIVISION.

* WE ARE WAIVING A PORTION OF THE SEPARATE ACCOUNT CHARGE FOR THE INVESTMENT DIVISION INVESTING IN THE BLACKROCK LARGE CAP CORE PORTFOLIO. PLEASE SEE THE TABLE OF EXPENSES FOR MORE INFORMATION.





A-PPA-78

APPENDIX C

PORTFOLIO LEGAL AND MARKETING NAMES

SERIES FUND/TRUST                        LEGAL NAME OF PORTFOLIO SERIES                 MARKETING NAME
-----------------                      ----------------------------------     ----------------------------------
AMERICAN FUNDS INSURANCE SERIES(R)                  Bond Fund                      American Funds Bond Fund
AMERICAN FUNDS INSURANCE SERIES(R)      Global Small Capitalization Fund          American Funds Global Small
                                                                                      Capitalization Fund
AMERICAN FUNDS INSURANCE SERIES(R)             Growth-Income Fund              American Funds Growth-Income Fund
AMERICAN FUNDS INSURANCE SERIES(R)                 Growth Fund                    American Funds Growth Fund
METROPOLITAN SERIES FUND, INC.         FI Mid Cap Opportunities Portfolio     FI Mid Cap Opportunities Portfolio
                                                                                          (Fidelity)
METROPOLITAN SERIES FUND, INC.             FI Value Leaders Portfolio             FI Value Leaders Portfolio
                                                                                          (Fidelity)







                                                                        A-PPA-79

APPENDIX D

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                                              PAGE

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............................     2

SERVICES....................................................................     2

PRINCIPAL UNDERWRITER.......................................................     2

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT...........................     2

EXPERIENCE FACTOR...........................................................     2

VARIABLE INCOME PAYMENTS....................................................     2

CALCULATING THE ANNUITY UNIT VALUE..........................................     3

ADVERTISEMENT OF THE SEPARATE ACCOUNT.......................................     6

VOTING RIGHTS...............................................................     7

ERISA.......................................................................     8

TAXES.......................................................................     9

WITHDRAWALS.................................................................    13

FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT................................     1

FINANCIAL STATEMENTS OF METLIFE.............................................   F-1







A-PPA-80

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[ ] Metropolitan Life Separate Account E

[ ] Metropolitan Series Fund, Inc.

[ ] Met Investors Series Trust

[ ] American Funds Insurance Series(R)

[ ] I have changed my address. My current address is:




----------------------------------------
                                              Name ---------------------------------
            (Contract Number)

----------------------------------------    Address --------------------------------

                (Signature)                         --------------------------------
                                                                                 zip



Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893

(METLIFE LOGO)                                                                  PRSRT STD
Metropolitan Life Insurance Company                                         U.S. Postage Paid
Johnstown Office, 500 Schoolhouse Road                                           METLIFE
Johnstown, PA 15907-2914

                                                                 MAY 1, 2009


PREFERENCE PLUS(R) ACCOUNT VARIABLE DEFERRED AND INCOME ANNUITY
CONTRACTS ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes individual and group Preference Plus Account contracts for deferred variable annuities ("Deferred Annuities") and Preference Plus immediate variable income annuities ("Income Annuities").

--------------------------------------------------------------------------------

You decide how to allocate your money among the various available investment choices for the Deferred Annuity. The investment choices available to you are listed in the Contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed Interest Account/Fixed Income Option (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), a Portfolio of the Calvert Variable Series, Inc. ("Calvert Fund"), Portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series(R) ("American Funds(R)"). For your convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.


                  AMERICAN FUNDS(R)
AMERICAN FUNDS BOND         AMERICAN FUNDS GROWTH
AMERICAN FUNDS GLOBAL       AMERICAN FUNDS GROWTH-
SMALL CAPITALIZATION        INCOME
                    CALVERT FUND
SOCIAL BALANCED
                 MET INVESTORS FUND
AMERICAN FUNDS BALANCED     MET/FRANKLIN INCOME
ALLOCATION                  MET/FRANKLIN MUTUAL
AMERICAN FUNDS GROWTH       SHARES
ALLOCATION                  MET/FRANKLIN TEMPLETON
AMERICAN FUNDS MODERATE     FOUNDING STRATEGY
ALLOCATION                  MET/TEMPLETON GROWTH
BLACKROCK LARGE CAP CORE    MFS(R) RESEARCH
CLARION GLOBAL REAL ESTATE  INTERNATIONAL
HARRIS OAKMARK              OPPENHEIMER CAPITAL
INTERNATIONAL               APPRECIATION
JANUS FORTY                 PIMCO INFLATION
LAZARD MID CAP              PROTECTED BOND
LEGG MASON PARTNERS         PIMCO TOTAL RETURN
AGGRESSIVE GROWTH           RCM TECHNOLOGY
LEGG MASON VALUE EQUITY     SSGA GROWTH AND INCOME
LORD ABBETT BOND DEBENTURE  ETF
MET/AIM SMALL CAP GROWTH    SSGA GROWTH ETF
                            T. ROWE PRICE MID CAP
                            GROWTH
                  METROPOLITAN FUND
ARTIO INTERNATIONAL STOCK   METLIFE CONSERVATIVE
BARCLAYS CAPITAL AGGREGATE  ALLOCATION
BOND INDEX                  METLIFE CONSERVATIVE TO
BLACKROCK AGGRESSIVE        MODERATE ALLOCATION
GROWTH                      METLIFE MID CAP STOCK
BLACKROCK BOND INCOME       INDEX
BLACKROCK DIVERSIFIED       METLIFE MODERATE
BLACKROCK LARGE CAP VALUE   ALLOCATION
BLACKROCK LEGACY LARGE CAP  METLIFE MODERATE TO
GROWTH                      AGGRESSIVE ALLOCATION
BLACKROCK STRATEGIC VALUE   METLIFE STOCK INDEX
DAVIS VENTURE VALUE         MFS(R) TOTAL RETURN
FI MID CAP OPPORTUNITIES    MFS(R) VALUE
FI VALUE LEADERS            MORGAN STANLEY EAFE(R)
JENNISON GROWTH             INDEX
LOOMIS SAYLES SMALL CAP     NEUBERGER BERMAN MID CAP
CORE                        VALUE
LOOMIS SAYLES SMALL CAP     OPPENHEIMER GLOBAL
GROWTH                      EQUITY
MET/ARTISAN MID CAP VALUE   RUSSELL 2000(R) INDEX
METLIFE AGGRESSIVE          T. ROWE PRICE LARGE CAP
ALLOCATION                  GROWTH
                            T. ROWE PRICE SMALL CAP
                            GROWTH
                            WESTERN ASSET MANAGEMENT
                            STRATEGIC BOND
                            OPPORTUNITIES
                            WESTERN ASSET MANAGEMENT
                            U.S. GOVERNMENT



Certain Portfolios have been subject to a name change. Please see Appendix A-1 "Additional Information Regarding the Portfolios".

HOW TO LEARN MORE:


Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities, Income Annuities and Metropolitan Life Separate Account E, which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2009. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page B-PPA-82 of this Prospectus.


To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893
Phone: (800) 638-7732


The Securities and Exchange Commission has a website (http://www.sec.gov), which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.


This Prospectus is not valid unless attached to the current Metropolitan Fund, Met Investors Fund, American Funds(R) and, if applicable, Calvert Fund prospectuses which are attached to the back of this prospectus. You should also read these prospectuses carefully before purchasing a Deferred Annuity or Income Annuity.


 DEFERRED ANNUITIES
 AVAILABLE:
    - TSA
    - PEDC
    - Keogh
    - 403(a)


 INCOME ANNUITIES
 AVAILABLE:
    - TSA
    - PEDC
    - Keogh
    - 403(a)


 A WORD ABOUT
 INVESTMENT RISK:
 An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:
    - a bank deposit or obligation;
    - federally insured or guaranteed; or
    - endorsed by any bank or other financial institution.


                                 (METLIFE LOGO)

TABLE OF CONTENTS


IMPORTANT TERMS YOU SHOULD KNOW...........................................  B-PPA-4
TABLE OF EXPENSES.........................................................  B-PPA-6
ACCUMULATION UNIT VALUES TABLE............................................  B-PPA-12
METLIFE...................................................................  B-PPA-13
METROPOLITAN LIFE SEPARATE ACCOUNT E......................................  B-PPA-13
VARIABLE ANNUITIES........................................................  B-PPA-13
  A Deferred Annuity.....................................................   B-PPA-14
  An Income Annuity......................................................   B-PPA-14
YOUR INVESTMENT CHOICES...................................................  B-PPA-14
  Certain Payments We Receive with Regard to the Portfolios..............   B-PPA-21
DEFERRED ANNUITIES........................................................  B-PPA-22
  The Deferred Annuity and Your Retirement Plan..........................   B-PPA-22
  Automated Investment Strategies........................................   B-PPA-22
  Purchase Payments......................................................   B-PPA-23
    Purchase Payments -- Sections 403(b) Plans............................  B-PPA-24
    Allocation of Purchase Payments.......................................  B-PPA-24
    Limits on Purchase Payments...........................................  B-PPA-24
  The Value of Your Investment...........................................   B-PPA-24
  Transfers..............................................................   B-PPA-25
  Access to Your Money...................................................   B-PPA-28
    Account Reduction Loans...............................................  B-PPA-28
    Systematic Withdrawal Program for TSA Deferred Annuities..............  B-PPA-29
    Minimum Distribution..................................................  B-PPA-30
  Contract Fee...........................................................   B-PPA-30
  Account Reduction Loan Fees............................................   B-PPA-30
  Charges................................................................   B-PPA-30
    Insurance-Related Charge..............................................  B-PPA-31
    Investment-Related Charge.............................................  B-PPA-31
  Premium and Other Taxes................................................   B-PPA-31
  Early Withdrawal Charges...............................................   B-PPA-32
    When No Early Withdrawal Charge Applies...............................  B-PPA-32
    When A Different Early Withdrawal Charge May Apply....................  B-PPA-35
  Free Look..............................................................   B-PPA-35
  Death Benefit..........................................................   B-PPA-35
  Pay-out Options (or Income Options)....................................   B-PPA-36
INCOME ANNUITIES..........................................................  B-PPA-37
  Income Payment Types...................................................   B-PPA-38
  Allocation.............................................................   B-PPA-39
  Minimum Size of Your Income Payment....................................   B-PPA-39





B-PPA-2

  The Value of Your Income Payments......................................   B-PPA-40
  Reallocations..........................................................   B-PPA-41
  Contract Fee...........................................................   B-PPA-44
  Charges................................................................   B-PPA-44
    Insurance-Related or Separate Account Charge..........................  B-PPA-44
    Investment-Related Charge.............................................  B-PPA-44
  Premium and Other Taxes................................................   B-PPA-45
  Free Look..............................................................   B-PPA-45
GENERAL INFORMATION.......................................................  B-PPA-46
  Administration.........................................................   B-PPA-46
    Purchase Payments.....................................................  B-PPA-46
    Confirming Transactions...............................................  B-PPA-46
    Processing Transactions...............................................  B-PPA-47
     By Telephone or Internet.............................................  B-PPA-47
     After Your Death.....................................................  B-PPA-47
     Misstatement.........................................................  B-PPA-48
     Third Party Requests.................................................  B-PPA-48
     Valuation -- Suspension of Payments..................................  B-PPA-48
  Advertising Performance................................................   B-PPA-48
  Changes to Your Deferred Annuity or Income Annuity.....................   B-PPA-49
  Voting Rights..........................................................   B-PPA-50
  Who Sells the Deferred Annuities and Income Annuities..................   B-PPA-51
  Financial Statements...................................................   B-PPA-53
  Your Spouse's Rights...................................................   B-PPA-53
  When We Can Cancel Your Deferred Annuity or Income Annuity.............   B-PPA-53
INCOME TAXES..............................................................  B-PPA-54
LEGAL PROCEEDINGS.........................................................  B-PPA-62
APPENDIX A PREMIUM TAX TABLE..............................................  B-PPA-63
APPENDIX A-1 ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS..............  B-PPA-64
APPENDIX B ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION..........  B-PPA-65
APPENDIX C PORTFOLIO LEGAL AND MARKETING NAMES............................  B-PPA-80
APPENDIX D TEXAS OPTIONAL RETIREMENT PROGRAM..............................  B-PPA-81
APPENDIX E TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION...  B-PPA-82



The Deferred Annuities or Income Annuities are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, any attached prospectuses or supplements to the prospectuses or any supplemental sales material we authorize.





                                                                         B-PPA-3

IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE

When you purchase a Deferred Annuity, an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account, less any account reduction loans.

ACCUMULATION UNIT VALUE

With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ANNUITY UNIT VALUE

With an Income Annuity or variable pay-out option, the money paid-in or reallocated into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under an Income Annuity or variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.

CONTRACT

A Contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.

CONTRACT YEAR

Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period. However, depending on underwriting and plan requirements, the first Contract Year may range from the initial three to 15 months after the Deferred Annuity is issued.

EARLY WITHDRAWAL CHARGE

The early withdrawal charge is an amount we deduct from your Account Balance if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.





B-PPA-4

EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

GOOD ORDER

A request or transaction generally is considered in "good order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in good order. If you have any questions, you should contact us or your MetLife Designated Office before submitting the form or request.

INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When you allocate a purchase payment, transfer money or make reallocations of your income payment to an investment division, the investment division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, Calvert Fund, Met Investors Fund or American Funds(R).

METLIFE

MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE

The MetLife Designated Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 1-800-638-7732.

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.

VARIABLE ANNUITY

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

YOU

In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or Income Annuity, or, the participant or annuitant for whom money is invested under certain group arrangements. In cases where we are referring to giving instructions or making payments to us for PEDC Contracts, "you" means the trustee. For Keogh Contracts, "you" means the trustee of the Keogh plan. Under PEDC or Keogh plans where the participant or annuitant is allowed to choose among investment choices, "you" means the participant or annuitant who is giving us instructions about the investment choices.





                                                                         B-PPA-5

 TABLE OF EXPENSES -- PREFERENCE PLUS DEFERRED ANNUITIES AND PREFERENCE PLUS INCOME ANNUITIES

The following tables describe the fees and expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or Income Annuity or make transfers/reallocations between the investment divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply. There are no fees for the Fixed Income Option.

---------------------------------------------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES

  Sales Load Imposed on Purchase Payments...............................      None
  Early Withdrawal Charge (as a percentage of each purchase payment funding the withdrawal during the pay-in phase)(1).................  Up to 7%
  Exchange Fee..........................................................      None
  Surrender Fee.........................................................      None
  Account Reduction Loan Initiation Fee.................................    $75(2)
  Annual Account Reduction Loan Maintenance Fee (per loan outstanding)..    $50(2)
  Income Annuity Contract Fee(2)........................................      $350
  Transfer Fee..........................................................      None


1 AN EARLY WITHDRAWAL CHARGE OF UP TO 7% MAY APPLY IF YOU WITHDRAW PURCHASE PAYMENTS WITHIN 7 YEARS OF WHEN THEY WERE CREDITED TO YOUR DEFERRED ANNUITY. THE CHARGE ON PURCHASE PAYMENTS IS CALCULATED ACCORDING TO THE FOLLOWING SCHEDULE:

  DURING PURCHASE PAYMENT/CONTRACT YEAR
  1......................................................................       7%
  2......................................................................       6%
  3......................................................................       5%
  4......................................................................       4%
  5......................................................................       3%
  6......................................................................       2%
  7......................................................................       1%
  Thereafter.............................................................       0%


     THERE ARE TIMES WHEN THE EARLY WITHDRAWAL CHARGE DOES NOT APPLY TO AMOUNTS THAT ARE WITHDRAWN FROM A DEFERRED ANNUITY. FOR EXAMPLE, EACH CONTRACT YEAR YOU MAY TAKE THE GREATER OF 10% (20% UNDER CERTAIN DEFERRED ANNUITIES) OF YOUR ACCOUNT BALANCE OR YOUR PURCHASE PAYMENTS MADE OVER 7 YEARS AGO FREE OF EARLY WITHDRAWAL CHARGES.

2 EITHER OR BOTH FEES MAY BE WAIVED FOR CERTAIN GROUPS. THE LOAN MAINTENANCE FEE IS PAID ON A QUARTERLY BASIS AT THE END OF EACH QUARTER ON A PRO-RATA BASIS FROM THE INVESTMENT DIVISIONS AND THE FIXED INTEREST ACCOUNT IN WHICH YOU THEN HAVE A BALANCE.

     THERE IS A ONE-TIME CONTRACT FEE OF $350 FOR INCOME ANNUITIES. WE ARE CURRENTLY WAIVING THIS CHARGE.

--------------------------------------------------------------------------------

The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.

Annual Contract Fee(3)......................................................................   None
Separate Account Charge (as a percentage of your average account value)(4)
  General Administrative Expenses Charge....................................................   .50%
  Mortality and Expense Risk Charge.........................................................   .75%
  Total Separate Account Annual Charge(4)...........  Current and Maximum Guaranteed Charge:  1.25%


3 A $20 ANNUAL CONTRACT FEE IS IMPOSED ON MONEY IN THE FIXED INTEREST ACCOUNT. THIS FEE MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES.

4 PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT CHARGE WILL NOT EXCEED 1.25% OF YOUR AVERAGE BALANCE IN THE INVESTMENT DIVISIONS. FOR PURPOSES OF PRESENTATION HERE, WE ESTIMATED THE ALLOCATION BETWEEN GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK CHARGE FOR DEFERRED ANNUITIES OR THE AMOUNT OF UNDERLYING PORTFOLIO SHARES WE HAVE DESIGNATED IN THE INVESTMENT DIVISIONS TO GENERATE YOUR INCOME PAYMENTS FOR INCOME ANNUITIES.

     WE ARE WAIVING 0.08% OF THE SEPARATE ACCOUNT CHARGE FOR THE INVESTMENT DIVISION INVESTING IN THE BLACKROCK LARGE-CAP CORE PORTFOLIO.

--------------------------------------------------------------------------------

The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold your Contract. Certain Portfolios may impose a redemption fee in the future. All of the Portfolios listed below are Class A except for the BlackRock Large Cap Value, BlackRock Legacy Large Cap Growth, Clarion Global Real Estate, FI Value Leaders, Harris Oakmark International, Janus Forty, Lazard Mid Cap, Met/AIM Small Cap Growth, MFS(R) Total Return, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, SSgA Growth ETF, SSgA Growth and Income ETF Portfolios, which are Class E Portfolios, Met/Franklin Income, Met/Franklin Mutual Shares, Met/Franklin Templeton Founding Strategy and




B-PPA-6

Met/Templeton Growth, which are Class B Portfolios, American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation, which are Class C Portfolios, and the Portfolios of the American Funds(R), which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund, the Calvert Fund and the American Funds(R) fees and expenses are contained in their respective prospectuses.

Total Annual Metropolitan Fund, Met Investors Fund and American        Minimum   Maximum
Funds(R)                                                               -------   -------
  Operating Expenses for the fiscal year ending December 31, 2008
     (expenses that are deducted from these Funds' assets include management fees, distribution fees (12b-1 fees) and other
     expenses).....................................................      0.29%     1.60%





AMERICAN FUNDS INSURANCE
SERIES(R) -- CLASS 2
ANNUAL EXPENSES
for fiscal year ending December 31,                                                                 CONTRACTUAL
2008                                                DISTRIBUTION             ACQUIRED    TOTAL       FEE WAIVER    NET TOTAL
(as a percentage of average daily net                  AND/OR               FUND FEES    ANNUAL        AND/OR       ANNUAL
assets)                                 MANAGEMENT     SERVICE      OTHER      AND     OPERATING      EXPENSE      OPERATING
                                            FEE     (12b-1) FEES  EXPENSES  EXPENSES*   EXPENSES   REIMBURSEMENT  EXPENSES**
----------------------------------------------------------------------------------------------------------------------------
American Funds Bond Fund..............     0.39%        0.25%       0.01%       --       0.65%           --          0.65%
American Funds Global Small
  Capitalization Fund.................     0.71%        0.25%       0.03%       --       0.99%           --          0.99%
American Funds Growth Fund............     0.32%        0.25%       0.01%       --       0.58%           --          0.58%
American Funds Growth-Income Fund.....     0.27%        0.25%       0.01%       --       0.53%           --          0.53%

                                                                                                  --------------------------





CALVERT FUND
ANNUAL EXPENSES
for fiscal year ending December 31,                                                                 CONTRACTUAL
2008                                                DISTRIBUTION             ACQUIRED    TOTAL       FEE WAIVER    NET TOTAL
(as a percentage of average daily net                  AND/OR               FUND FEES    ANNUAL        AND/OR       ANNUAL
assets)                                 MANAGEMENT     SERVICE      OTHER      AND     OPERATING      EXPENSE      OPERATING
                                            FEE     (12b-1) FEES  EXPENSES  EXPENSES*   EXPENSES   REIMBURSEMENT  EXPENSES**
----------------------------------------------------------------------------------------------------------------------------
Social Balanced Portfolio.............     0.70%         --         0.22%       --       0.92%           --          0.92%

                                                                                                  --------------------------





MET INVESTORS FUND
ANNUAL EXPENSES
for fiscal year ending December 31,                                                                 CONTRACTUAL
2008                                                DISTRIBUTION             ACQUIRED    TOTAL       FEE WAIVER    NET TOTAL
(as a percentage of average daily net                  AND/OR               FUND FEES    ANNUAL        AND/OR       ANNUAL
assets)                                 MANAGEMENT     SERVICE      OTHER      AND     OPERATING      EXPENSE      OPERATING
                                            FEE     (12b-1) FEES  EXPENSES  EXPENSES*   EXPENSES   REIMBURSEMENT  EXPENSES**
----------------------------------------------------------------------------------------------------------------------------
American Funds Balanced Allocation
  Portfolio -- Class C................     0.10%        0.55%       0.05%     0.40%      1.10%         0.05%         1.05%(1)
American Funds Growth Allocation
  Portfolio -- Class C................     0.10%        0.55%       0.05%     0.38%      1.08%         0.05%         1.03%(1)
American Funds Moderate Allocation
  Portfolio -- Class C................     0.10%        0.55%       0.05%     0.42%      1.12%         0.05%         1.07%(1)
BlackRock Large Cap Core
  Portfolio -- Class A................     0.58%           --       0.04%        --      0.62%            --         0.62%
Clarion Global Real Estate
  Portfolio -- Class E................     0.63%        0.15%       0.05%        --      0.83%            --         0.83%
Harris Oakmark International
  Portfolio -- Class E................     0.78%        0.15%       0.07%        --      1.00%            --         1.00%
Janus Forty Portfolio -- Class E......     0.64%        0.15%       0.04%        --      0.83%            --         0.83%
Lazard Mid Cap Portfolio -- Class E...     0.69%        0.15%       0.05%        --      0.89%            --         0.89%(2)
Legg Mason Partners Aggressive Growth
  Portfolio -- Class A................     0.63%           --       0.02%        --      0.65%            --         0.65%
Legg Mason Value Equity
  Portfolio -- Class A................     0.63%           --       0.04%        --      0.67%            --         0.67%
Lord Abbett Bond Debenture
  Portfolio -- Class A................     0.50%           --       0.03%        --      0.53%            --         0.53%
Met/AIM Small Cap Growth
  Portfolio -- Class E................     0.86%        0.15%       0.03%        --      1.04%            --         1.04%
Met/Franklin Income Portfolio -- Class
  B...................................     0.80%        0.25%       0.23%        --      1.28%         0.02%         1.26%(3)
Met/Franklin Mutual Shares
  Portfolio -- Class B................     0.80%        0.25%       0.55%        --      1.60%         0.45%         1.15%(4)
Met/Franklin Templeton Founding
  Strategy Portfolio -- Class B.......     0.05%        0.25%       0.08%     0.89%      1.27%         0.08%         1.19%(5)





                                                                         B-PPA-7


MET INVESTORS FUND
ANNUAL EXPENSES
for fiscal year ending December 31,                                                                 CONTRACTUAL
2008                                                DISTRIBUTION             ACQUIRED    TOTAL       FEE WAIVER    NET TOTAL
(as a percentage of average daily net                  AND/OR               FUND FEES    ANNUAL        AND/OR       ANNUAL
assets)                                 MANAGEMENT     SERVICE      OTHER      AND     OPERATING      EXPENSE      OPERATING
                                            FEE     (12b-1) FEES  EXPENSES  EXPENSES*   EXPENSES   REIMBURSEMENT  EXPENSES**
----------------------------------------------------------------------------------------------------------------------------
Met/Templeton Growth
  Portfolio -- Class B................     0.70%        0.25%       0.59%        --      1.54%         0.47%         1.07%(6)
MFS(R) Research International
  Portfolio -- Class A................     0.70%           --       0.07%        --      0.77%            --         0.77%
Oppenheimer Capital Appreciation
  Portfolio -- Class E................     0.59%        0.15%       0.04%        --      0.78%            --         0.78%
PIMCO Inflation Protected Bond
  Portfolio -- Class E................     0.49%        0.15%       0.04%        --      0.68%            --         0.68%
PIMCO Total Return Portfolio -- Class
  A...................................     0.48%           --       0.04%        --      0.52%            --         0.52%
RCM Technology Portfolio -- Class A...     0.88%           --       0.09%        --      0.97%            --         0.97%
SSgA Growth and Income ETF
  Portfolio -- Class E................     0.33%        0.15%       0.08%     0.20%      0.76%         0.03%         0.73%(7)
SSgA Growth ETF Portfolio -- Class E..     0.33%        0.15%       0.08%     0.21%      0.77%         0.03%         0.74%(8)
T. Rowe Price Mid Cap Growth
  Portfolio -- Class A................     0.75%           --       0.03%        --      0.78%            --         0.78%

                                                                                                  --------------------------





METROPOLITAN FUND
ANNUAL EXPENSES
for fiscal year ending December 31,                                                                 CONTRACTUAL
2008                                                DISTRIBUTION             ACQUIRED    TOTAL       FEE WAIVER    NET TOTAL
(as a percentage of average daily net                  AND/OR               FUND FEES    ANNUAL        AND/OR       ANNUAL
assets)                                 MANAGEMENT     SERVICE      OTHER      AND     OPERATING      EXPENSE      OPERATING
                                            FEE     (12b-1) FEES  EXPENSES  EXPENSES*   EXPENSES   REIMBURSEMENT  EXPENSES**
----------------------------------------------------------------------------------------------------------------------------

Artio International Stock
  Portfolio -- Class A................     0.82%           --       0.13%        --      0.95%         0.03%         0.92%(9)
Barclays Capital Aggregate Bond Index
  Portfolio -- Class A................     0.25%           --       0.04%        --      0.29%         0.01%         0.28%(10)
BlackRock Aggressive Growth
  Portfolio -- Class A................     0.72%           --       0.05%        --      0.77%            --         0.77%
BlackRock Bond Income
  Portfolio -- Class A................     0.38%           --       0.05%        --      0.43%         0.01%         0.42%(11)
BlackRock Diversified
  Portfolio -- Class A................     0.45%           --       0.04%        --      0.49%            --         0.49%
BlackRock Large Cap Value
  Portfolio -- Class E................     0.67%        0.15%       0.05%        --      0.87%            --         0.87%
BlackRock Legacy Large Cap Growth
  Portfolio -- Class E................     0.73%        0.15%       0.05%        --      0.93%         0.01%         0.92%(12)
BlackRock Strategic Value
  Portfolio -- Class A................     0.84%           --       0.05%        --      0.89%            --         0.89%
Davis Venture Value Portfolio -- Class
  A...................................     0.70%           --       0.03%        --      0.73%         0.04%         0.69%(13)
FI Mid Cap Opportunities
  Portfolio -- Class A................     0.68%           --       0.07%        --      0.75%            --         0.75%
FI Value Leaders Portfolio -- Class
  E...................................     0.65%        0.15%       0.06%        --      0.86%            --         0.86%
Jennison Growth Portfolio -- Class A..     0.63%           --       0.04%        --      0.67%            --         0.67%
Loomis Sayles Small Cap Core
  Portfolio -- Class A................     0.90%           --       0.06%        --      0.96%         0.05%         0.91%(14)
Loomis Sayles Small Cap Growth
  Portfolio -- Class A................     0.90%           --       0.13%        --      1.03%         0.06%         0.97%(15)
Met/Artisan Mid Cap Value
  Portfolio -- Class A................     0.81%           --       0.04%        --      0.85%            --         0.85%
MetLife Aggressive Allocation
  Portfolio -- Class A................     0.10%           --       0.03%     0.72%      0.85%         0.03%         0.82%(16)
MetLife Conservative Allocation
  Portfolio -- Class A................     0.10%           --       0.02%     0.56%      0.68%         0.02%         0.66%(16)
MetLife Conservative to Moderate
  Allocation Portfolio -- Class A.....     0.09%           --       0.01%     0.61%      0.71%            --         0.71%(16)
MetLife Mid Cap Stock Index
  Portfolio -- Class A................     0.25%           --       0.08%        --      0.33%         0.01%         0.32%(10)
MetLife Moderate Allocation
  Portfolio -- Class A................     0.07%           --          --     0.65%      0.72%            --         0.72%(16)
MetLife Moderate to Aggressive
  Allocation Portfolio -- Class A.....     0.07%           --          --     0.68%      0.75%            --         0.75%(16)
MetLife Stock Index Portfolio -- Class
  A...................................     0.25%           --       0.04%        --      0.29%         0.01%         0.28%(10)
MFS(R) Total Return Portfolio -- Class
  E...................................     0.53%        0.15%       0.05%        --      0.73%            --         0.73%
MFS(R) Value Portfolio -- Class A.....     0.72%           --       0.08%        --      0.80%         0.07%         0.73%(17)
Morgan Stanley EAFE(R) Index
  Portfolio -- Class A................     0.30%           --       0.12%     0.01%      0.43%         0.01%         0.42%(18)
Neuberger Berman Mid Cap Value
  Portfolio -- Class A................     0.65%           --       0.04%        --      0.69%            --         0.69%





B-PPA-8


METROPOLITAN FUND
ANNUAL EXPENSES
for fiscal year ending December 31,                                                                 CONTRACTUAL
2008                                                DISTRIBUTION             ACQUIRED    TOTAL       FEE WAIVER    NET TOTAL
(as a percentage of average daily net                  AND/OR               FUND FEES    ANNUAL        AND/OR       ANNUAL
assets)                                 MANAGEMENT     SERVICE      OTHER      AND     OPERATING      EXPENSE      OPERATING
                                            FEE     (12b-1) FEES  EXPENSES  EXPENSES*   EXPENSES   REIMBURSEMENT  EXPENSES**
----------------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Equity
  Portfolio -- Class A................     0.52%           --       0.09%        --      0.61%            --         0.61%
Russell 2000(R) Index
  Portfolio -- Class A................     0.25%           --       0.07%     0.01%      0.33%         0.01%         0.32%(10)
T. Rowe Price Large Cap Growth
  Portfolio -- Class A................     0.60%           --       0.07%        --      0.67%            --         0.67%
T. Rowe Price Small Cap Growth
  Portfolio -- Class A................     0.51%           --       0.08%        --      0.59%            --         0.59%
Western Asset Management Strategic
  Bond Opportunities
  Portfolio -- Class A................     0.60%           --       0.05%        --      0.65%            --         0.65%
Western Asset Management U.S.
  Government Portfolio -- Class A.....     0.48%           --       0.04%        --      0.52%            --         0.52%

                                                                                                  --------------------------



* ACQUIRED FUND FEES AND EXPENSES ARE FEES AND EXPENSES INCURRED INDIRECTLY BY A PORTFOLIO AS A RESULT OF INVESTING IN SHARES OF ONE OR MORE UNDERLYING PORTFOLIOS.

** NET TOTAL ANNUAL OPERATING EXPENSES DO NOT REFLECT: (1) VOLUNTARY WAIVERS OF FEES OR EXPENSES; (2) CONTRACTUAL WAIVERS THAT ARE IN EFFECT FOR LESS THAN ONE YEAR FROM THE DATE OF THIS PROSPECTUS; OR (3) EXPENSE REDUCTIONS RESULTING FROM CUSTODIAL FEE CREDITS OR DIRECTED BROKERAGE ARRANGEMENTS.

1 THE PORTFOLIO IS A "FUND OF FUNDS" THAT INVESTS SUBSTANTIALLY ALL OF ITS ASSETS IN PORTFOLIOS OF THE AMERICAN FUNDS INSURANCE SERIES. BECAUSE THE PORTFOLIO INVESTS IN OTHER UNDERLYING PORTFOLIOS, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE MANAGEMENT FEE.

     THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES (EXCLUDING ACQUIRED FUND FEES AND EXPENSES AND 12B-1 FEES) TO 0.10%.

2 OTHER EXPENSES INCLUDE 0.02% OF DEFERRED EXPENSE REIMBURSEMENT FROM A PRIOR PERIOD.

3 THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES TO 0.90%, EXCLUDING 12B-1 FEES. DUE TO A VOLUNTARY MANAGEMENT FEE WAIVER NOT REFLECTED IN THE TABLE, THE PORTFOLIO'S ACTUAL NET OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2008 WERE 0.88% FOR THE CLASS A SHARES AND 1.14% FOR THE CLASS B SHARES.

4 THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES TO 0.90%, EXCLUDING 12B-1 FEES.

5 THE PORTFOLIO IS A "FUND OF FUNDS" THAT INVESTS EQUALLY IN THREE OTHER PORTFOLIOS OF THE MET INVESTORS SERIES TRUST: THE MET/FRANKLIN INCOME PORTFOLIO, THE MET/FRANKLIN MUTUAL SHARES PORTFOLIO AND THE MET/TEMPLETON GROWTH PORTFOLIO. BECAUSE THE PORTFOLIO INVESTS IN OTHER UNDERLYING PORTFOLIOS, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE MANAGEMENT FEE.

     THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES (EXCLUDING ACQUIRED FUND FEES AND EXPENSES AND 12B-1 FEES) TO 0.05%.

6 THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES TO 0.80%, EXCLUDING 12B-1 FEES. DUE TO A VOLUNTARY MANAGEMENT FEE WAIVER NOT REFLECTED IN THE TABLE, THE PORTFOLIO'S ACTUAL NET OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2008 WERE 0.80% FOR THE CLASS A SHARES AND 1.05% FOR THE CLASS B SHARES.

7 THE PORTFOLIO PRIMARILY INVESTS ITS ASSETS IN OTHER INVESTMENT COMPANIES KNOWN AS EXCHANGE-TRADED FUNDS ("UNDERLYING ETFS"). AS AN INVESTOR IN AN UNDERLYING ETF OR OTHER INVESTMENT COMPANY, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING ETF OR OTHER INVESTMENT COMPANY, INCLUDING THE MANAGEMENT FEE.

     THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO WAIVE A PORTION OF THE MANAGEMENT FEE EQUAL TO 0.03% OF THE FIRST $500 MILLION OF AVERAGE DAILY NET ASSETS.

     THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT AN AMENDED MANAGEMENT FEE AGREEMENT AS IF THE FEES HAD BEEN IN EFFECT DURING THE PREVIOUS FISCAL YEAR.

     OTHER EXPENSES INCLUDE 0.03% OF DEFERRED EXPENSE REIMBURSEMENT FROM A PRIOR PERIOD.

8 THE PORTFOLIO PRIMARILY INVESTS ITS ASSETS IN OTHER INVESTMENT COMPANIES KNOWN AS EXCHANGE-TRADED FUNDS ("UNDERLYING ETFS"). AS AN INVESTOR IN AN UNDERLYING ETF OR OTHER INVESTMENT COMPANY, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING ETF OR OTHER INVESTMENT COMPANY, INCLUDING THE MANAGEMENT FEE.

     THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO WAIVE A PORTION OF THE MANAGEMENT FEE EQUAL TO 0.03% OF THE FIRST $500 MILLION OF AVERAGE DAILY NET ASSETS.

     THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT AN AMENDED MANAGEMENT FEE AGREEMENT AS IF THE FEES HAD BEEN IN EFFECT DURING THE PREVIOUS FISCAL YEAR.

     OTHER EXPENSES INCLUDE 0.02% OF DEFERRED EXPENSE REIMBURSEMENT FROM A PRIOR PERIOD.





                                                                         B-PPA-9

9 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.81% FOR THE FIRST $500 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND 0.78% FOR THE NEXT $500 MILLION.

10 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO 0.243%.

11 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.325% FOR THE PORTFOLIO'S AVERAGE DAILY NET ASSETS IN EXCESS OF $1 BILLION BUT LESS THAN $2 BILLION.

12 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.73% FOR THE FIRST $300 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND 0.705% FOR THE NEXT $700 MILLION.

13 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.75% FOR THE FIRST $50 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS, 0.70% FOR THE NEXT $450 MILLION, 0.65% FOR THE NEXT $4 BILLION, AND 0.625% FOR AMOUNTS OVER $4.5 BILLION.

14 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.85% FOR THE FIRST $500 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND 0.80% FOR AMOUNTS OVER $500 MILLION.

15 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.85% FOR THE FIRST $100 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND 0.80% FOR AMOUNTS OVER $100 MILLION.

16 THE PORTFOLIO IS A "FUND OF FUNDS" THAT INVESTS SUBSTANTIALLY ALL OF ITS ASSETS IN OTHER PORTFOLIOS OF THE MET INVESTORS SERIES TRUST AND THE METROPOLITAN SERIES FUND, INC. BECAUSE THE PORTFOLIO INVESTS IN OTHER UNDERLYING PORTFOLIOS, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE MANAGEMENT FEE.

     METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO WAIVE FEES OR PAY ALL EXPENSES (OTHER THAN ACQUIRED FUND FEES AND EXPENSES, BROKERAGE COSTS, TAXES, INTEREST AND ANY EXTRAORDINARY EXPENSES) SO AS TO LIMIT NET OPERATING EXPENSES OF THE PORTFOLIO TO 0.10% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES, 0.35% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B SHARES AND 0.25% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS E SHARES.

17 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.65% FOR THE FIRST $1.25 BILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS, 0.60% FOR THE NEXT $250 MILLION, AND 0.50% FOR AMOUNTS OVER $1.5 BILLION.

18 METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO 0.293%.


EXAMPLES
   The examples are intended to help you compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolios and expenses (described in the third table).

EXAMPLE 1.
This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:
  - there was no allocation to the Fixed Interest Account (no Contract Fee was charged);
  -  reimbursement and/or waiver of expenses was not in effect;
  -  you bear the minimum or maximum fees and expenses of any of the Portfolios;
  -  the underlying Portfolio earns a 5% annual return; and
  - you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.


                                                          1        3         5        10
                                                        YEAR     YEARS     YEARS     YEARS
------------------------------------------------------------------------------------------
Maximum..............................................   $932    $1,363    $1,800    $3,160
Minimum..............................................   $810    $  986    $1,138    $1,828



EXAMPLE 2.
This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.





B-PPA-10

ASSUMPTIONS:
  - there was no allocation to the Fixed Interest Account (no Contract Fee was charged);
  -  reimbursement and/or waiver of expenses was not in effect;
  -  you bear the minimum or maximum fees and expenses of any of the Portfolios;
  -  the underlying Portfolio earns a 5% annual return; and
  - you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) after owning your Deferred Annuity for more than two years or do not surrender your Deferred Annuity. (No early withdrawal charges are deducted.)


                                                           1       3         5        10
                                                         YEAR    YEARS     YEARS     YEARS
------------------------------------------------------------------------------------------
Maximum...............................................   $288     $882    $1,500    $3,160
Minimum...............................................   $157     $486    $  838    $1,828



EXAMPLE 3.
This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:
  - there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Contract Fee was charged);
  -  reimbursement and/or waiver of expenses was not in effect;
  -  you bear the minimum or maximum fees and expenses of any of the Portfolios;
  -  the underlying Portfolio earns a 5% annual return;
  -  you bear the Income Annuity Contract Fee; and
  - you purchase an Income Annuity or you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) during the first year. (No early withdrawal charges are deducted.)


                                                          1        3         5        10
                                                        YEAR     YEARS     YEARS     YEARS
------------------------------------------------------------------------------------------
Maximum..............................................   $638    $1,232    $1,850    $3,510
Minimum..............................................   $507    $  836    $1,188    $2,178







                                                                        B-PPA-11

 ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION

See Appendix B.





B-PPA-12

METLIFE


Metropolitan Life Insurance Company ("MetLife" or the "Company") is a wholly-owned subsidiary of MetLife, Inc. (NYSE: MET), a publicly traded company. MetLife's home office is located at 200 Park Avenue, New York, New York 10166-0188. MetLife was formed under the laws of New York State in 1868. MetLife, Inc. is a leading provider of individual insurance, employee benefits and financial services with operations throughout the United States and the Latin America, Europe and Asia Pacific regions. Through its subsidiaries and affiliates, MetLife, Inc. offers life insurance, annuities, automobile and homeowners insurance, retail banking and other financial services to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. For more information, please visit www.metlife.com.

METROPOLITAN LIFE SEPARATE ACCOUNT E


We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

VARIABLE ANNUITIES


There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or the amount of each income payment varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money or income payment amount is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." The Fixed Interest Account offers an interest rate that is guaranteed by us (the current minimum rate on the Fixed Interest Account is 3% but may be lower based on your state and issue date and, therefore, may be lower for certain Contracts). Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

Group Deferred Annuities and group Income Annuities are also available. They are offered to employers, associations, trusts or other groups for their employees, members or participants.





                                                                        B-PPA-13

A DEFERRED ANNUITY
You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit any investment returns as long as the money remains in your account.

Because the Contract proceeds must be distributed within the time periods required by the federal Internal Revenue Code, the right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation, if any, are available only to a person who is defined as a "spouse" under the federal Defense of Marriage Act, or any other applicable federal law. Therefore, under current federal law, a purchaser who has or is contemplating a civil union or same sex marriage should note that the rights of a spouse under the spousal continuation provisions of this Contract will not be available to such partner or same sex marriage spouse.

All TSA, 457(b), Keogh and 403(a) arrangements receive tax deferral under the Internal Revenue Code and/or the plan. There are no additional tax benefits from funding these tax qualified arrangements with a Deferred Annuity. Therefore, there should be reasons other than tax deferral, such as the availability of a guaranteed income for life or the death benefit, for acquiring the Deferred Annuity within these arrangements.

A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase. The pay-out phase begins when you either take all of your money out of the account or you elect "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."

Generally, it is not advisable to purchase a Deferred Annuity as a replacement for an existing annuity contract. You should replace an existing contract only when you determine that the Deferred Annuity is better for you. You may have to pay a withdrawal charge on your existing contract, and the Deferred Annuity may impose a new withdrawal charge period. Before you buy a Deferred Annuity ask your registered representative if purchasing a Deferred Annuity would be advantageous, given the Deferred Annuity's features, benefits and charges.

You should talk to your tax advisor to make sure that this purchase will qualify as a tax-free exchange. If you surrender your existing contract for cash and then buy the Deferred Annuity, you may have to pay Federal income taxes, including possible penalty taxes, on the surrender. Also, because we will not issue the Deferred Annuity until we have received the initial purchase payment from your existing insurance company, the issuance of the Deferred Annuity may be delayed.

AN INCOME ANNUITY
An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of income payment suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for your lifetime as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments you receive will depend on such things as the income payment type you choose, your investment choices and the amount of your purchase payment.

YOUR INVESTMENT CHOICES

The Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds(R) and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, Met Investors Fund and American Funds(R) prospectuses are attached at the end of this Prospectus. If the Calvert Social Balanced Portfolio is available to you, then you will also receive a Calvert Fund prospectus. You should read the prospectuses carefully before making purchase payments to the investment




B-PPA-14
divisions. The Class A shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on American Funds(R) Portfolios, which are Class 2, and the following
Portfolios: BlackRock Large Cap Value, BlackRock Legacy Large Cap Growth, Clarion Global Real Estate, FI Value Leaders, Harris Oakmark International, Janus Forty, Lazard Mid Cap, Met/AIM Small Cap Growth, MFS(R) Total Return, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, SSgA Growth ETF, SSgA Growth and Income ETF Portfolios, which are Class E, Met/Franklin Income, Met/Franklin Mutual Shares, Met/Franklin Templeton Founding Strategy and Met/Templeton Growth, which are Class B, and American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation, which are Class C.

The investment choices are listed in alphabetical order (based upon the Portfolios' legal names). (See Appendix C, Portfolio Legal and Marketing Names). The investment divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. The degree of investment risk you assume will depend on the investment divisions you choose. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance and income payments based upon amounts allocated to the investment divisions may go down as well as up.

METROPOLITAN FUND ASSET ALLOCATION PORTFOLIOS

The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio, and the MetLife Aggressive Allocation Portfolio, also known as the "asset allocation portfolios," are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation portfolios will bear its pro-rata portion of the fees and expenses incurred by the underlying Portfolios in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the asset allocation portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.

MET INVESTORS FUND ASSET ALLOCATION PORTFOLIOS

The American Funds Balanced Allocation Portfolio, the American Funds Growth Allocation Portfolio and the American Funds Moderate Allocation Portfolio, also known as "asset allocation portfolios", are "funds of funds" Portfolios that invest substantially all of their assets in portfolios of the American Funds Insurance Series(R). Therefore, each of these asset allocation portfolios will bear its pro-rate share of the fees and expenses incurred by the underlying portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolio. The expense levels will vary over time, depending on the mix of underlying portfolios in which the asset allocation portfolio invests. Underlying portfolios consist of American Funds(R) portfolios that are currently available for investment directly under the Contract and other underlying American Funds(R) portfolios which are not made available directly under the Contract.





                                                                        B-PPA-15

MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

The Met/Franklin Templeton Founding Strategy Portfolio is a "funds of funds" Portfolio that invests equally in three other portfolios of the Met Investors
Fund: the Met/Franklin Income Portfolio, the Met/Franklin Mutual Shares Portfolio and the Met/Templeton Growth Portfolio. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee.

EXCHANGE-TRADED FUNDS PORTFOLIOS

The SSgA Growth ETF Portfolio and the SSgA Growth and Income ETF Portfolio are asset allocation portfolios and "fund of funds," which invest substantially all of their assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, each portfolio also will bear its pro-rata portion of the fees and expenses incurred by the Underlying ETF or other investment company in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the portfolios. The expense levels will vary over time depending on the mix of Underlying ETFs in which these portfolios invest.


                                                                  INVESTMENT MANAGER/
                                                                    SUB-INVESTMENT
          PORTFOLIO                  INVESTMENT OBJECTIVE               MANAGER
          ---------                  --------------------         -------------------
      AMERICAN FUNDS(R)
American Funds Bond Fund        Seeks to maximize current        Capital Research and
                                income and preserve capital by   Management Company
                                investing primarily in fixed-
                                income securities.
American Funds Global Small     Seeks capital appreciation       Capital Research and
  Capitalization Fund           through stocks.                  Management Company
American Funds Growth Fund      Seeks capital appreciation       Capital Research and
                                through stocks.                  Management Company
American Funds Growth-Income    Seeks both capital               Capital Research and
  Fund                          appreciation and income.         Management Company
         CALVERT FUND
Social Balanced Portfolio       Seeks to achieve a competitive   Calvert Asset
                                total return through an          Management Company,
                                actively managed portfolio of    Inc. Sub-Investment
                                stocks, bonds and money market   Manager: New
                                instruments which offer income   Amsterdam Partners
                                and capital growth opportunity   LLC manages the
                                and which satisfy the            equity portion.
                                investment and social            Calvert Asset
                                criteria.                        Management Company,
                                                                 Inc. manages the
                                                                 fixed income portion
                                                                 and determines the
                                                                 overall asset class
                                                                 mix for the
                                                                 Portfolio.
     MET INVESTORS FUND#
American Funds Balanced         Seeks a balance between a high   MetLife Advisers,
  Allocation Portfolio          level of current income and      LLC
                                growth of capital with a
                                greater emphasis on growth of
                                capital.
American Funds Growth           Seeks growth of capital.         MetLife Advisers,
  Allocation Portfolio                                           LLC
American Funds Moderate         Seeks a high total return in     MetLife Advisers,
  Allocation Portfolio          the form of income and growth    LLC
                                of capital, with a greater
                                emphasis on income.





B-PPA-16

                                                                  INVESTMENT MANAGER/
                                                                    SUB-INVESTMENT
          PORTFOLIO                  INVESTMENT OBJECTIVE               MANAGER
          ---------                  --------------------         -------------------
BlackRock Large Cap Core        Seeks long-term capital          MetLife Advisers,
  Portfolio                     growth.                          LLC
                                                                 Sub-Investment
                                                                 Manager: BlackRock
                                                                 Advisors, LLC
Clarion Global Real Estate      Seeks to provide total return    MetLife Advisers,
  Portfolio                     through investment in real       LLC
                                estate securities, emphasizing   Sub-Investment
                                both capital appreciation and    Manager: ING Clarion
                                current income.                  Real Estate
                                                                 Securities, L.P.
Harris Oakmark International    Seeks long-term capital          MetLife Advisers,
  Portfolio                     appreciation.                    LLC
                                                                 Sub-Investment
                                                                 Manager: Harris
                                                                 Associates L.P.
Janus Forty Portfolio           Seeks capital appreciation.      MetLife Advisers,
                                                                 LLC
                                                                 Sub-Investment
                                                                 Manager: Janus
                                                                 Capital Management
                                                                 LLC
Lazard Mid Cap Portfolio        Seeks long-term growth of        MetLife Advisers,
                                capital.                         LLC Sub-Investment
                                                                 Manager: Lazard
                                                                 Asset Management LLC
Legg Mason Partners             Seeks capital appreciation.      MetLife Advisers,
  Aggressive Growth Portfolio                                    LLC
                                                                 Sub-Investment
                                                                 Manager: ClearBridge
                                                                 Advisors, LLC
Legg Mason Value Equity         Seeks long-term growth of        MetLife Advisers,
  Portfolio                     capital.                         LLC
                                                                 Sub-Investment
                                                                 Manager: Legg Mason
                                                                 Capital Management.
                                                                 Inc.
Lord Abbett Bond Debenture      Seeks high current income and    MetLife Advisers,
  Portfolio                     the opportunity for capital      LLC
                                appreciation to produce a high   Sub-Investment
                                total return.                    Manager: Lord,
                                                                 Abbett & Co. LLC
Met/AIM Small Cap Growth        Seeks long-term growth of        MetLife Advisers,
  Portfolio                     capital.                         LLC
                                                                 Sub-Investment
                                                                 Manager: Invesco Aim
                                                                 Capital Management,
                                                                 Inc.
Met/Franklin Income Portfolio   Seeks to maximize income while   MetLife Advisers,
                                maintaining prospects for        LLC
                                capital appreciation.            Sub-Investment
                                                                 Manager: Franklin
                                                                 Advisers, Inc.
Met/Franklin Mutual Shares      Seeks capital appreciation,      MetLife Advisers,
  Portfolio                     which may occasionally be        LLC
                                short-term. The Portfolio's      Sub-Investment
                                secondary investment objective   Manager: Franklin
                                is income.                       Mutual Advisers, LLC
Met/Franklin Templeton          Seeks capital appreciation and   MetLife Advisers,
  Founding Strategy Portfolio   secondarily seeks income.        LLC
Met/Templeton Growth            Seeks long-term capital          MetLife Advisers,
  Portfolio                     growth.                          LLC
                                                                 Sub-Investment
                                                                 Manager: Templeton
                                                                 Global Advisors
                                                                 Limited
MFS(R) Research International   Seeks capital appreciation.      MetLife Advisers,
  Portfolio                                                      LLC
                                                                 Sub-Investment
                                                                 Manager:
                                                                 Massachusetts
                                                                 Financial Services
                                                                 Company
Oppenheimer Capital             Seeks capital appreciation.      MetLife Advisers,
  Appreciation Portfolio                                         LLC
                                                                 Sub-Investment
                                                                 Manager:
                                                                 OppenheimerFunds,
                                                                 Inc.
PIMCO Inflation Protected       Seeks to provide maximum real    MetLife Advisers,
  Bond Portfolio                return, consistent with          LLC
                                preservation of capital and      Sub-Investment
                                prudent investment management.   Manager: Pacific
                                                                 Investment
                                                                 Management Company
                                                                 LLC





                                                                        B-PPA-17

                                                                  INVESTMENT MANAGER/
                                                                    SUB-INVESTMENT
          PORTFOLIO                  INVESTMENT OBJECTIVE               MANAGER
          ---------                  --------------------         -------------------
PIMCO Total Return Portfolio    Seeks maximum total return,      MetLife Advisers,
                                consistent with the              LLC
                                preservation of capital and      Sub-Investment
                                prudent investment management.   Manager: Pacific
                                                                 Investment
                                                                 Management Company
                                                                 LLC
RCM Technology Portfolio        Seeks capital appreciation; no   MetLife Advisers,
                                consideration is given to        LLC
                                income.                          Sub-Investment
                                                                 Manager: RCM Capital
                                                                 Management LLC
SSgA Growth and Income ETF      Seeks growth of capital and      MetLife Advisers,
  Portfolio                     income.                          LLC
                                                                 Sub-Investment
                                                                 Manager: SSgA Funds
                                                                 Management, Inc.
SSgA Growth ETF Portfolio       Seeks growth of capital.         MetLife Advisers,
                                                                 LLC
                                                                 Sub-Investment
                                                                 Manager: SSgA Funds
                                                                 Management, Inc.
T. Rowe Price Mid Cap Growth    Seeks long-term growth of        MetLife Advisers,
  Portfolio                     capital.                         LLC
                                                                 Sub-Investment
                                                                 Manager: T. Rowe
                                                                 Price Associates,
                                                                 Inc.
     METROPOLITAN  FUND
Artio International Stock       Seeks long-term growth of        MetLife Advisers,
  Portfolio                     capital.                         LLC Sub-Investment
                                                                 Manager: Artio
                                                                 Global Management,
                                                                 LLC
Barclays Capital Aggregate      Seeks to equal the performance   MetLife Advisers,
  Bond Index Portfolio          of the Barclays Capital U.S.     LLC
                                Aggregate Bond Index.            Sub-Investment
                                                                 Manager: MetLife
                                                                 Investment Advisors
                                                                 Company, LLC
BlackRock Aggressive Growth     Seeks maximum capital            MetLife Advisers,
  Portfolio                     appreciation.                    LLC
                                                                 Sub-Investment
                                                                 Manager: BlackRock
                                                                 Advisors, LLC
BlackRock Bond Income           Seeks a competitive total        MetLife Advisers,
  Portfolio                     return primarily from            LLC
                                investing in fixed-income        Sub-Investment
                                securities.                      Manager: BlackRock
                                                                 Advisors, LLC
BlackRock Diversified           Seeks high total return while    MetLife Advisers,
  Portfolio                     attempting to limit investment   LLC
                                risk and preserve capital.       Sub-Investment
                                                                 Manager: BlackRock
                                                                 Advisors, LLC
BlackRock Large Cap Value       Seeks long-term growth of        MetLife Advisers,
  Portfolio                     capital.                         LLC
                                                                 Sub-Investment
                                                                 Manager: BlackRock
                                                                 Advisors, LLC
BlackRock Legacy Large Cap      Seeks long-term growth of        MetLife Advisers,
  Growth Portfolio              capital.                         LLC
                                                                 Sub-Investment
                                                                 Manager: BlackRock
                                                                 Advisors, LLC
BlackRock Strategic Value       Seeks high total return,         MetLife Advisers,
  Portfolio                     consisting principally of        LLC
                                capital appreciation.            Sub-Investment
                                                                 Manager: BlackRock
                                                                 Advisors, LLC
Davis Venture Value Portfolio   Seeks growth of capital.         MetLife Advisers,
                                                                 LLC
                                                                 Sub-Investment
                                                                 Manager: Davis
                                                                 Selected Advisers,
                                                                 L.P.
FI Mid Cap Opportunities        Seeks long-term growth of        MetLife Advisers,
  Portfolio                     capital.                         LLC
                                                                 Sub-Investment
                                                                 Manager: Pyramis
                                                                 Global Advisors, LLC
FI Value Leaders Portfolio      Seeks long-term growth of        MetLife Advisers,
                                capital.                         LLC
                                                                 Sub-Investment
                                                                 Manager: Pyramis
                                                                 Global Advisors, LLC





B-PPA-18

                                                                  INVESTMENT MANAGER/
                                                                    SUB-INVESTMENT
          PORTFOLIO                  INVESTMENT OBJECTIVE               MANAGER
          ---------                  --------------------         -------------------
Jennison Growth Portfolio       Seeks long-term growth of        MetLife Advisers,
                                capital.                         LLC
                                                                 Sub-Investment
                                                                 Manager: Jennison
                                                                 Associates LLC
Loomis Sayles Small Cap Core    Seeks long-term capital growth   MetLife Advisers,
  Portfolio                     from investments in common       LLC
                                stocks or other equity           Sub-Investment
                                securities.                      Manager: Loomis,
                                                                 Sayles & Company,
                                                                 L.P.
Loomis Sayles Small Cap         Seeks long-term capital          MetLife Advisers,
  Growth Portfolio              growth.                          LLC
                                                                 Sub-Investment
                                                                 Manager: Loomis,
                                                                 Sayles & Company,
                                                                 L.P.
Met/Artisan Mid Cap Value       Seeks long-term capital          MetLife Advisers,
  Portfolio                     growth.                          LLC
                                                                 Sub-Investment
                                                                 Manager: Artisan
                                                                 Partners Limited
                                                                 Partnership
MetLife Aggressive Allocation   Seeks growth of capital.         MetLife Advisers,
  Portfolio                                                      LLC
MetLife Conservative            Seeks high level of current      MetLife Advisers,
  Allocation Portfolio          income, with growth of capital   LLC
                                as a secondary objective.
MetLife Conservative to         Seeks high total return in the   MetLife Advisers,
  Moderate Allocation           form of income and growth of     LLC
  Portfolio                     capital, with a greater
                                emphasis on income.
MetLife Mid Cap Stock Index     Seeks to equal the performance   MetLife Advisers,
  Portfolio                     of the Standard & Poor's Mid     LLC
                                Cap 400(R) Composite Stock       Sub-Investment
                                Price Index.                     Manager: MetLife
                                                                 Investment Advisors
                                                                 Company, LLC
MetLife Moderate Allocation     Seeks a balance between a high   MetLife Advisers,
  Portfolio                     level of current income and      LLC
                                growth of capital, with a
                                greater emphasis on growth of
                                capital.
MetLife Moderate to             Seeks growth of capital.         MetLife Advisers,
  Aggressive Allocation                                          LLC
  Portfolio
MetLife Stock Index Portfolio   Seeks to equal the performance   MetLife Advisers,
                                of the Standard & Poor's         LLC
                                500(R) Composite Stock Price     Sub-Investment
                                Index.                           Manager: MetLife
                                                                 Investment Advisors
                                                                 Company, LLC
MFS(R) Total Return Portfolio   Seeks a favorable total return   MetLife Advisers,
                                through investment in a          LLC
                                diversified portfolio.           Sub-Investment
                                                                 Manager:
                                                                 Massachusetts
                                                                 Financial Services
                                                                 Company
MFS(R) Value Portfolio          Seeks capital appreciation.      MetLife Advisers,
                                                                 LLC
                                                                 Sub-Investment
                                                                 Manager:
                                                                 Massachusetts
                                                                 Financial Services
                                                                 Company
Morgan Stanley EAFE(R) Index    Seeks to equal the performance   MetLife Advisers,
  Portfolio                     of the MSCI EAFE(R) Index.       LLC
                                                                 Sub-Investment
                                                                 Manager: MetLife
                                                                 Investment Advisors
                                                                 Company, LLC
Neuberger Berman Mid Cap        Seeks capital growth.            MetLife Advisers,
  Value Portfolio                                                LLC
                                                                 Sub-Investment
                                                                 Manager: Neuberger
                                                                 Berman Management
                                                                 LCC
Oppenheimer Global Equity       Seeks capital appreciation.      MetLife Advisers,
  Portfolio                                                      LLC
                                                                 Sub-Investment
                                                                 Manager:
                                                                 OppenheimerFunds,
                                                                 Inc.
Russell 2000(R) Index           Seeks to equal the return of     MetLife Advisers,
  Portfolio                     the Russell 2000(R) Index.       LLC
                                                                 Sub-Investment
                                                                 Manager: MetLife
                                                                 Investment Advisors
                                                                 Company, LLC
T. Rowe Price Large Cap         Seeks long-term growth of        MetLife Advisers,
  Growth Portfolio              capital and, secondarily,        LLC
                                dividend income.                 Sub-Investment
                                                                 Manager: T. Rowe
                                                                 Price Associates,
                                                                 Inc.





                                                                        B-PPA-19

                                                                  INVESTMENT MANAGER/
                                                                    SUB-INVESTMENT
          PORTFOLIO                  INVESTMENT OBJECTIVE               MANAGER
          ---------                  --------------------         -------------------
T. Rowe Price Small Cap         Seeks long-term capital          MetLife Advisers,
  Growth Portfolio              growth.                          LLC
                                                                 Sub-Investment
                                                                 Manager: T. Rowe
                                                                 Price Associates,
                                                                 Inc.
Western Asset Management        Seeks to maximize total return   MetLife Advisers,
  Strategic Bond                consistent with preservation     LLC
  Opportunities Portfolio       of capital.                      Sub-Investment
                                                                 Manager: Western
                                                                 Asset Management
                                                                 Company
Western Asset Management U.S.   Seeks to maximize total return   MetLife Advisers,
  Government Portfolio          consistent with preservation     LLC Sub-Investment
                                of capital and maintenance of    Manager: Western
                                liquidity.                       Asset Management
                                                                 Company



# PRIOR TO MAY 1, 2009, MET ADVISORY, LLC WAS THE INVESTMENT MANAGER OF MET INVESTORS FUND. ON MAY 1, 2009, MET INVESTORS ADVISORY, LLC MERGED WITH AND INTO METLIFE ADVISERS, LLC, AND METLIFE ADVISERS, LLC HAS NOW BECOME THE INVESTMENT MANAGER OF THE MET INVESTORS FUND.

Some of the investment choices may not be available under the terms of your Deferred Annuity or Income Annuity. The Contract or other correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:

* Your employer, association or other group contract holder limits the available investment divisions.

* We have restricted the available investment divisions.

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, the Calvert Fund, the Met Investors Fund or the American Funds(R), invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The Calvert Social Balanced and American Funds(R) Portfolios are made available by the Calvert Fund and the American Funds(R), respectively, only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds(R) are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the 1940 Act. A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund and Met Investors Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Calvert Social Balanced Portfolio pays Calvert Asset Management Company, Inc. a monthly fee for its services as its investment manager. The Portfolios of the American Funds(R) pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as the other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for the Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds(R).

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The Calvert Fund prospectus discusses different separate accounts of the various insurance companies that invest in the portfolios of the Calvert Fund. The risks of these arrangements are also discussed in each Fund's prospectus.





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CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

An investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract Owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment manager MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interest in MetLife Advisers, LLC entitles us to profit distributions if the investment manager makes a profit with respect to the advisory fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the adviser. (See the Table of Expenses for information on the investment management fees paid by the Portfolios and the SAI for the Portfolios for information on the investment management fees paid by the investment managers to the sub-investment managers.)

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio's 12b-1 Plan, if any, is described in more detail in each Portfolio's prospectus. (See the Fee Table and "Who Sells the Deferred Annuities and Income Annuities.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.

We select the Portfolios offered through this Contract based on a number of criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract Owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of contract value to such Portfolios.





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WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series(R). (See "Who Sells the Deferred Annuities and Income Annuities.")

DEFERRED ANNUITIES

This Prospectus describes the following Deferred Annuities under which you can accumulate money:

  * TSA (Tax Sheltered Annuity)

  * PEDC

  * Keogh (Keogh plans under sec.401)

  * 403(a) (Qualified Annuity plans under sec.403(a))

These Deferred Annuities may be issued either to you as an individual or to a group (in which case you are then a participant under the group's Deferred Annuity).

Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder. Deferred Annuities may be either:

* Allocated (your Account Balance records are kept for you as an individual); or

* Unallocated (Account Balance records are kept for a plan or group as a whole).

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN
If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, automated investment strategies, purchase payments, withdrawals, transfers, loans, the death benefit and pay-out options. The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult the Deferred Annuity Contract and plan document to see how you may be affected. If you are a Texas Optional Retirement Program participant, please see Appendix D for specific information which applies to you.

AUTOMATED INVESTMENT STRATEGIES
There are five automated investment strategies available to you. We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals. These investment strategies are available to you without any additional charge. However, the investment strategies are not available to Keogh Deferred Annuities or other unallocated contracts. As with any investment program, no strategy can guarantee a gain -- you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.

THE EQUITY GENERATOR(SM): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or BlackRock Aggressive Growth Division, based on your selection. If your




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Fixed Interest Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and you never request allocation changes or transfers, you will not pay more in early withdrawal charges than your Contract earns. Early withdrawal charges may be taken from any of your earnings.

THE EQUALIZER(SM): You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the BlackRock Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen investment division to make the value of each equal. For example, if you choose the MetLife Stock Index Division and over the quarter it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.

THE REBALANCER(R): You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

THE INDEX SELECTOR(SM): You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your entire Account Balance is allocated among the Barclays Capital Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when you elected the Index Selector. You should consider whether it is appropriate for you to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the model. We may rely on a third party for its expertise in creating appropriate allocations.

The asset allocation models used in the Index Selector strategy may change from time to time. If you are interested in an updated model, please contact your sales representative.

THE ALLOCATOR(SM): Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account balance is exhausted, this strategy is automatically discontinued.

The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you wish to continue the strategy through periods of fluctuating prices.

PURCHASE PAYMENTS

There is no minimum purchase payment except for the unallocated Keogh Deferred Annuity. If you have an unallocated Keogh Deferred Annuity, each purchase payment must be at least $2,000. In addition, your total purchase payments must be at least $15,000 for your first Contract Year and $5,000 for each subsequent Contract Year. You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through salary reduction or salary




                                                                        B-PPA-23
deduction. You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option.

PURCHASE PAYMENTS -- SECTION 403(B) PLANS

The Internal Revenue Service announced new regulations affecting Section 403(b) plans and arrangements. As part of these regulations, that are generally effective January 1, 2009, employers will need to meet certain requirements in order for their employees' annuity contracts that fund these programs to retain a tax deferred status under Section 403(b). Prior to the new rules, transfers of one annuity contract to another would not result in a loss of tax deferred status under Section 403(b) under certain conditions (so-called "90-24 transfers"). The new regulations have the following effect regarding transfers:
(1) a newly issued contract funded by a transfer which is completed AFTER September 24, 2007, is subject to the employer requirements referred to above;
(2) additional purchase payments made AFTER September 24, 2007, to a contract that was funded by a 90-24 transfer ON OR BEFORE September 24, 2007, MAY subject the contract to this new employer requirement.

In consideration of these regulations, we have determined to only make available the Contract/Certificate for purchase (including transfers) where your employer currently permits salary reduction contributions to be made to the Contract/Certificate.

If your Contract/Certificate was issued previously as a result of a 90-24 transfer completed on or before September 24, 2007, and you have never made salary reduction contributions into your Contract/Certificate, we urge you to consult with your tax advisor prior to making additional purchase payments.

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

* Federal tax laws.

* Our right to limit the total of your purchase payments to $1,000,000. We may change the maximum by telling you in writing at least 90 days in advance.

* Regulatory requirements. For example, if you reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after you have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to you after you turn age 60; or after you turn age 63, if the Deferred Annuity was issued before you were age 61 (except under a PEDC Deferred Annuity).

* Your leaving your job (for Keogh, TSA, PEDC and 403(a) Deferred Annuities).

* Receiving systematic termination payments (described later).

THE VALUE OF YOUR INVESTMENT
Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.





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This is how we calculate the Accumulation Unit Value for each investment division:

* First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of our insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

* Finally, we multiply the previous Accumulation Unit Value by this result.

EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

$500    =  50 accumulation units
----
 $10


CALCULATING THE ACCUMULATION UNIT VALUE

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x $10.50 = $525).

            $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x $9.50 = $475).

             $10.00 x .95 = $9.50 is the new Accumulation Unit Value

TRANSFERS
You may make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. For us to process a transfer, you must tell us:

* The percentage or dollar amount of the transfer;

* The investment divisions (or Fixed Interest Account) from which you want the money to be transferred;

* The investment divisions (or Fixed Interest Account) to which you want the money to be transferred; and

* Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

Your transfer request must be in good order and completed prior to the close of the Exchange on a business day if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.

WE MAY REQUIRE YOU TO:

* Use our forms;

* Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy or if there is an outstanding loan from the Fixed Interest Account); or

* Transfer a minimum amount if the transfer is in connection with the Allocator.





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Frequent requests from contract holders or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract holders and other persons who may have an interest in the Contracts (e.g., participants/annuitants).

We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the American Funds Global Small Capitalization, Artio International Stock, BlackRock Strategic Value, Clarion Global Real Estate, Harris Oakmark International, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, Lord Abbett Bond Debenture, Met/AIM Small Cap Growth, Met/Templeton Growth, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap Growth and Western Asset Management Strategic Bond Opportunities Portfolios -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current account balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive transfer/reallocation activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer/reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS(R) MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies,




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procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter market timing. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, or other transfer/reallocation activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

Your third party administrator has its own standards with regard to monitoring activity in the Monitored Portfolios and how subsequent transfer/reallocation activity will be restricted once those standards are triggered. These standards and subsequent trading restrictions may be more or less restrictive than ours, and presently include restrictions on non-Monitored Portfolios. The differences in monitoring standards and restrictions are due to systems limitation and may change from time to time as those systems are upgraded.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract holders or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract holders or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract holder or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent trading policies established by the Portfolio.

In addition, contract holders or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract holders or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other




                                                                        B-PPA-27
insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract holders or participant/annuitant). You should read the investment Portfolio prospectuses for more details.

ACCESS TO YOUR MONEY
You may withdraw either all or a part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

* The percentage or dollar amount of the withdrawal; and

* The investment divisions (or Fixed Interest Account) from which you want the money to be withdrawn.

Your withdrawal may be subject to early withdrawal charges.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.

We may withhold payment of withdrawal proceeds if any portion of those proceeds would be derived from your check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communications to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

If you are a member of the Michigan Education Association and employed with a school district which purchased a TSA Deferred Annuity before January 15, 1996, then you must tell us the source of money from which we may take a withdrawal. This includes salary reduction, elective deferrals, direct rollovers, direct transfers or employer contributions.

ACCOUNT REDUCTION LOANS

We administer loan programs made available through plans or group arrangements on an account reduction basis for certain Deferred Annuities. If the loan is in default and has been reported to the Internal Revenue Service as income but not yet offset, loan repayments will be posted as after-tax contributions. Loan amounts will be taken from amounts that are vested according to your plan or group arrangement on a pro-rata basis from the source(s) of money the plan or group arrangement permits to be borrowed (e.g., money contributed to the plan or group arrangement through salary reduction, elective deferrals, direct transfers, direct rollovers and employer contributions), then on a pro-rata basis from each investment division and the Fixed Interest Account in which you then have a balance consisting of these sources of money. Loan repayment amounts will be posted back to the original money sources used to make the loan, if the loan is in good standing at the time of repayment. Loan repayments will be allocated on a pro-rata basis into the investment divisions and the Fixed Interest Account in which you then have a balance. Loan repayment periods, repayment methods, interest rate, default procedures, tax reporting and permitted minimum and maximum loan amounts will be disclosed in the loan agreement documents. There may be initiation and maintenance fees associated with these loans.





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SYSTEMATIC WITHDRAWAL PROGRAM FOR TSA DEFERRED ANNUITIES

If we agree and if approved in your state for TSA Deferred Annuities, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and early withdrawal charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option or under an Income Annuity.

If you elect to withdraw a dollar amount, we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount you will receive based on your new Account Balance.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro-rata from the Fixed Interest Account and any investment divisions in which you have an Account Balance.

CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If you choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When you first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis with the percentage of your Account Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.

CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the amount that you chose or an amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro-rata from the Fixed Interest Account and any investment divisions in which you then have money.

SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in good order at least 10 days prior to the selected payment date. (If you would like to receive your Systematic Withdrawal Program payment on or about the first of the month, you should make your request by the 20th of the prior month.) If we do not receive your request in time, we will make the payment the following month on the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made once a year at the beginning of any Contract Year and one other time during the Contract Year. If you make any of these changes, we will treat your request as though you were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in good order at least 30 days in advance.

Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office.

Systematic Withdrawal Program payments may be subject to an early withdrawal charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge




                                                                        B-PPA-29
under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When you first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the early withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

MINIMUM DISTRIBUTION

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.

CONTRACT FEE
There is no Separate Account annual contract fee.

* For all contracts, except the Keogh Deferred Annuity and certain TSA Deferred Annuities, you pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year, if your Account Balance is less than $10,000 and if you do not make purchase payments during the year.

* For the Keogh Deferred Annuity with individual participant recordkeeping (allocated) you pay a $20 charge applied against any amounts in the Fixed Interest Account.

* For the Keogh Deferred Annuity with no individual participant recordkeeping (unallocated), there is no contract fee.

* There is no contract fee for certain TSA Deferred Annuities.

ACCOUNT REDUCTION LOAN FEES

We make available account reduction loans. If your plan or group of which you are a participant or member permits account reduction loans, and you take an account reduction loan, there is a $75 account reduction loan initiation fee. This fee is paid from the requested loan principal amount. There is also a $50 annual maintenance fee per loan outstanding. The maintenance fee is taken pro-rata from each investment division and the Fixed Interest Account in which you then have a balance and is paid on a quarterly basis at the end of each quarter. Either or both fees may be waived for certain groups.

CHARGES
There are two types of charges you pay while you have money in an investment division:

* Insurance-related charge, and

* Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the early withdrawal charge may not fully cover all of the sales and deduction expenses




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actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain contract charges.

INSURANCE-RELATED CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity. MetLife guarantees that the Separate Account insurance-related charge will not increase while you have this Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, for allocated Deferred Annuities, we bear the risk that the guaranteed death benefit we would pay should you die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk). The Separate Account charge you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges as part of the calculation of the Accumulation Unit Value.

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Four classes of shares available to the Deferred Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on which investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES
Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity taxes") only when you exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, currently range from .5% to 2.35% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.





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EARLY WITHDRAWAL CHARGES
An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. The early withdrawal charge does not apply in certain situations or upon the occurrence of certain events or circumstances. Unless the withdrawal qualifies under one of these situations, events or circumstances, withdrawal charges will apply where there is a request to divide the Account Balance due to a divorce. To determine the early withdrawal charge for Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or investment division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an early withdrawal charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis and then from earnings. Once we have determined the amount of the early withdrawal charge, we will then withdraw it from the Fixed Interest Account and the investment divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings. However, if the early withdrawal charge is greater than the rest of your purchase payments, then we will take the early withdrawal charges, in whole or in part, from your earnings.

For partial withdrawals, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed, and withdraw the early withdrawal charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an early withdrawal charge and pay you the rest.

The early withdrawal charge on purchase payments withdrawn is as follows:




                  During Purchase Payment/Contract Year

Year           1      2      3      4      5      6      7     8 & Later

Percentage     7%     6%     5%     4%     3%     2%     1%        0%




If you are a member of the Michigan Education Association and employed by a school district which purchased a TSA Deferred Annuity before January 15, 1996, then we impose the early withdrawal charge in the above table for the first seven Contract Years.

The early withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of early withdrawal charges we collect. However, we believe that our sales costs may exceed the early withdrawal charges we collect. If so, we will pay the difference out of our general profits.

WHEN NO EARLY WITHDRAWAL CHARGE APPLIES

In some cases, we will not charge you the early withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet any conditions listed below.

You do not pay an early withdrawal charge:

* On transfers you make within your Deferred Annuity among investment divisions and transfers to or from the Fixed Interest Account.

* On withdrawals of purchase payments you made over seven years ago.





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* If you choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

* If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

* If you withdraw up to 10% (20% for the unallocated Keogh and certain TSA Deferred Annuities) of your Account Balance each Contract Year. This 10% (or 20%) total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time you make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds 10% (or 20%) will you have to pay early withdrawal charges. If you have a Keogh Deferred Annuity, generally you are allowed to take the "free withdrawal" on top of any other withdrawals which are otherwise exempt from the early withdrawal charge. This is not true if your other withdrawals are in connection with a systematic termination or purchase payments made over 7 years ago.

* If the withdrawal is required for you to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity. This exception does not apply if the withdrawal is to satisfy Section 72(t) requirements under the Internal Revenue Code.

* In connection with Systematic Termination. For unallocated Keogh and certain TSA Deferred Annuities, and the TSA Deferred Annuity for certain Texas institutions of higher education which takes effect when the institution withdraws its endorsement of the TSA Deferred Annuity or if you retire or leave your job according to the requirements of the Texas Optional Retirement Program, you may withdraw your total Account Balance without an early withdrawal charge when the Account Balance is paid in annual installments based on the following percentages of your Account Balance for that year's withdrawal:





                     Contract Year

Year           1*     2        3        4         5

Percentage    20%    25%    33 1/3%    50%    remainder

* Less that Contract Year's withdrawals.




  Any money you withdraw in excess of these percentages in any Contract Year will be subject to early withdrawal charges. You may stop the systematic termination of the Contract. If you ask to restart systematic termination, you begin at the beginning of the schedule listed above.

* If you are disabled and request a total withdrawal. Disability is defined in the Federal Social Security Act. If the Keogh or TSA Deferred Annuity is issued in connection with your retirement plan which is subject to the Employee Retirement Income Security Act of 1974 and if your plan document defines disability, your plan's definition governs.

* If you retire:

  - For the Keogh, TSA and 403(a) Deferred Annuities, if there is a plan and you retire according to the requirements of the plan. This exemption does not apply to withdrawals of money transferred into these TSA Deferred Annuities from other investment vehicles on a tax free basis (plus earnings on such amounts).

  - For the unallocated Keogh Deferred Annuity, if your plan defines retirement and you retire under that definition. If you are a "restricted" participant, according to the terms of the Deferred Annuity, you must have participated in the Deferred Annuity for the time stated in the Contract.

  - For certain TSA Deferred Annuities without a plan, if you have continuously participated for at least 10 years. This exemption does not apply to withdrawals of money transferred into these TSA Deferred




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     Annuities from other investment vehicles on a tax free basis (plus earnings on such amounts). Continuously participated means that your Contract must be in existence for 10 years prior to the requested withdrawal.

  - For the allocated Keogh Deferred Annuity, if you have continuously participated for at least 7 years.

  -  For the PEDC Deferred Annuity, if you retire.

  - For certain TSA Deferred Annuities, if you retired before the Contract was purchased (including money transferred from other investment vehicles on a tax free basis plus earnings on that money).

  - For certain TSA Deferred Annuities, if there is a plan and you retire according to the requirements of the plan.

* If you leave your job:

  - For the unallocated Keogh Deferred Annuity, however if you are a "restricted" participant, according to the terms of the Deferred Annuity, you must have participated in the Deferred Annuity for the time stated in the Contract.

  - For the TSA and 403(a) Deferred Annuities, only if you have continuously participated for at least 10 years. This exemption does not apply to withdrawals of money transferred into TSA and 403(a) Deferred Annuities from other investment vehicles on a tax-free basis (plus earnings on such amounts). Continuously participated means that your Contract must be in existence for 10 years prior to the requested withdrawal.

  - For the allocated Keogh Deferred Annuity, only if you have continuously participated for at least 7 years.

  - For PEDC, if you leave your job with the employer that bought the Deferred Annuity or the employer in whose arrangement you participate.

  - For certain TSA Deferred Annuities, if you leave your job with the employer you had at the time you purchased this annuity.

  - For certain TSA Deferred Annuities, if you left your job before the Contract was purchased (including money transferred from other investment vehicles on a tax-free basis plus earnings on that money).

* For Keogh and certain TSA Deferred Annuities, if your plan terminates and the Account Balance is transferred into another annuity contract we issue.

* For PEDC, unallocated Keogh and certain TSA Deferred Annuities, if you suffer from an unforeseen hardship.

* For Keogh Deferred Annuities, if you make a direct transfer to another investment vehicle we have preapproved. For the unallocated Keogh Deferred Annuity, if you are a "restricted" participant, according to the terms of the Deferred Annuity, you also must roll over your Account Balance to a MetLife individual retirement annuity within 120 days after you are eligible to receive a plan distribution.

* For participants in the Teacher Retirement System of Texas who purchase contracts on or after June 1, 2002, if you have continuously participated for 10 years. Continuously participated means your Contract must be in existence for 10 years prior to the requested withdrawal.

* If you have transferred money which is not subject to a withdrawal charge (because you have satisfied contractual provisions for a withdrawal without the imposition of a contract withdrawal charge) from certain eligible MetLife contracts into the Deferred Annuity, the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

* If your plan or the group of which you are a participant or member permits account reduction loans, you take an account reduction loan and the withdrawal consists of these account reduction loan amounts.





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WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY
I f you transferred money from certain eligible MetLife contracts into a Deferred Annuity, you may have different early withdrawal charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

* Amounts transferred before January 1, 1996:

  We credit your transfer amounts with the time you held them under your original Contract. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges (determined as previously described) for transferred amounts from your original Contract:





                 During Purchase Payment Year

Year           1      2      3      4      5     6 and Beyond

Percentage     5%     4%     3%     2%     1%         0%




* Amounts transferred on or after January 1, 1996:

  - For certain contracts which we issued at least two years before the date of the transfer (except as noted below), we apply the withdrawal charge under your original Contract but not any of the original Contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges (determined as previously described) for transferred amounts from your original Contract:





                      After the Transfer

Year           1      2      3      4      5     6 and Beyond

Percentage     5%     4%     3%     2%     1%         0%




  - If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.

* Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time you held them under your original Contract.

FREE LOOK
You may cancel the Deferred Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether you purchased the Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in good order.

DEATH BENEFIT
One of the insurance guarantees we provide you under the Deferred Annuity is that your beneficiaries will be protected during the "pay-in" phase against market downturns. You name your beneficiary(ies) for TSA and 403(a) Deferred Annuities. Your beneficiary under a PEDC Deferred Annuity is the trustee or employer. Under an allocated Keogh Deferred Annuity the death benefit is paid to the plan's trustee. (There is no death benefit for the




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unallocated Keogh Deferred Annuity.) If you die during the pay-in phase, the death benefit your beneficiary receives will be the greatest of:

* Your Account Balance;

* Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or

* The total of all of your purchase payments less any partial withdrawals.

In each case, we deduct the amount of any outstanding loans from the death benefit.

For the allocated Keogh Deferred Annuity, your death benefit under the Deferred Annuity will be no more than your Account Balance.

The death benefit is determined as of the end of the business day on which we receive both due proof of death and as election for payment method.

Where there are multiple beneficiaries, the death benefit will only be determined as of the time the first beneficiary submits the necessary documentation in good order. If the death benefit payable is an amount that exceeds the Account Balance on the day it is determined, we will apply to the Contract an amount equal to the difference between the death benefit payable and the Account Balance, in accordance with the current allocation of the Account Balance. This death benefit amount remains in the investment divisions until each of the other beneficiaries submits the necessary documentation in good order to claim his/her death benefit. Any death benefit amounts held in the investment divisions on behalf of the remaining beneficiaries are subject to investment risk. There is no additional death benefit guarantee.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment. In the future, we may permit your beneficiary to have options other than applying the death benefit to a pay-out option or taking a lump sum cash payment.

TOTAL CONTROL ACCOUNT

The beneficiary may elect to have the Contract's death proceeds paid through an account called the Total Control Account at the time for payment. The Total Control Account is an interest-bearing account through which the beneficiary has complete access to the proceeds, with unlimited check writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate. You may also elect to have any Contract surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

PAY-OUT OPTIONS (OR INCOME OPTIONS)

You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity. When you are selecting your pay-out option, you will be able to choose from the range of options we then have




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available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes, applicable contract fees and outstanding loans), then we apply the net amount to the option. (See "Income Taxes" for a discussion of partial annuitization.) You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. However, if you annuitize within two years of purchasing the Deferred Annuity, a $350 contract fee applies. The variable pay-out option may not be available in all states. Please be aware that once your Contract is annuitized you are ineligible to receive the Death Benefit you have selected.

When considering a pay-out option, you should think about whether you want:

* Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

* A fixed dollar payment or a variable payment; and

* A refund feature.

Your income payment amount will depend upon your choices. For lifetime options, the age of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity will determine when your income payments start and the frequency with which you will receive your income payments.

By the date specified in your Contract, if you do not either elect to continue the Contract, select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under certain employer retirement plans, we will automatically issue you a life annuity with a 10 year guarantee. In that case, if you do not tell us otherwise, your Fixed Interest Account balance will be used to provide a Fixed Income Option and your Separate Account balance will be used to provide a variable pay-out option. However, if we do ask you what you want us to do and you do not respond, we may treat your silence as a request by you to continue your Deferred Annuity.

Because the features of variable pay-out options under the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information.

INCOME ANNUITIES

Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semi-annual or annual basis. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately or you can apply the Account Balance of the Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your "payout" phase, you may defer receiving payments from us for one year after you have purchased an immediate annuity. You bear any investment risk during any deferral period. The Income Annuity currently may not be available in all states.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. If you annuitize your Deferred Annuity and should our current annuity rates for a fixed pay-out option for this type of Deferred Annuity provide for greater payments than those guaranteed in your Contract, the greater payment will be made.





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Using proceeds from the following types of arrangements, you may purchase Income Annuities to receive immediate payments:

* TSA

* PEDC

* Keogh

* 403(a)

If you have accumulated amounts in any of the listed investment vehicles, your lump sum withdrawal from that investment vehicle may be used to purchase an appropriate Income Annuity as long as income tax requirements are met.

If your retirement plan has purchased an Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.

INCOME PAYMENT TYPES
Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity when you decide to take a pay-out option or at application. The decision is irrevocable.

There are three people who are involved in payments under your Income Annuity:

* Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

* Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

* Beneficiary: the person who receives continuing payments or a lump sum payment if the owner dies.

Many times the Owner and the Annuitant are the same person.

* When deciding how to receive income, consider:

  -  The amount of income you need;

  -  The amount you expect to receive from other sources;

  -  The growth potential of other investments; and

  -  How long you would like your income to last.


Your income payment amount will depend in large part on the type of income payment you choose. Where required by state law or under a qualified retirement plan, the annuitant's sex will not be taken into account in calculating income payments. Annuity rates will not be less than the rates guaranteed in the contract at the time of purchase for the AIR and income payment type elected. Due to administrative, underwriting or Internal Revenue Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited. For example, if you select a "Lifetime Income Annuity for Two," your payments will typically be lower than if you select a "Lifetime Income Annuity." The terms of your Contract will determine when your income payments start and the frequency with which you will receive your income payments. The following income payment types are available:


LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.





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LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.

ALLOCATION
You decide what portion of your income payment is allocated to each of the variable investment divisions.

MINIMUM SIZE OF YOUR INCOME PAYMENT
Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.





                                                                        B-PPA-39

THE VALUE OF YOUR INCOME PAYMENTS

AMOUNT OF INCOME PAYMENTS

Variable income payments from an investment division will depend upon the number of annuity units held in that investment division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

The initial variable income payment is computed based on the amount of the purchase payment applied to the specific investment division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the investment division to determine the number of annuity units held in that investment division. The number of annuity units held remains fixed for the duration of the Contract if no reallocations are made.

The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR.

Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that contract class. The purpose of this provision is to assure the annuitant that, at retirement, if the Fixed Income Option purchase rates for new contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the owner will be given the benefit of the higher rates.

ANNUITY UNITS

Annuity units are credited to you when you make a purchase payment or make a reallocation into an investment division. Before we determine the number of annuity units to credit to you, we reduce a purchase payment (but not a reallocation) by any premium taxes and the contract fee, if applicable. We then compute an initial income payment amount using the AIR, your income payment type and the age of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. When you reallocate an income payment from an investment division, annuity units supporting that portion of your income payment in that investment division are liquidated.

AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. We currently offer a 3% and 4% AIR. The higher your AIR, the higher your initial variable income payment will be. Your next variable income payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next variable income payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.

The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.





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The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.

VALUATION

This is how we calculate the Annuity Unit Value for each investment division:

* First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of your insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

* Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

* Finally, we multiply the previous Annuity Unit Value by this result.

REALLOCATIONS
You may make reallocations among investment divisions or from the investment divisions to the Fixed Income Option. Once you reallocate your income payment into the Fixed Income Option you may not later reallocate it into an investment division. There is no early withdrawal charge to make a reallocation. If you reside in certain states you may be limited to four options (including the Fixed Interest Option).

Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in good order prior to the close of the Exchange on that business day. All other reallocation requests in good order will be processed our next business day.

For us to process a reallocation, you must tell us:

* The percentage of the income payment to be reallocated;

* The investment division (or Fixed Income Option) (and the percentages allocated to each) to which you want to reallocate; and

* The investment division from which you want to reallocate.

When you request a reallocation from an investment division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

* First, we update the income payment amount to be reallocated from the investment division based upon the applicable Annuity Unit Value at the time of the reallocation;

* Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

* Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;

* Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.





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When you request a reallocation from one investment division to another, annuity units in one investment division are liquidated and annuity units in the other investment division are credited to you. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the investment division to which you have reallocated.

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations you may make, but never to fewer than one a month. If we do so, we will give you advance written notice. We may limit a beneficiary's ability to make a reallocation.

Here are examples of the effect of a reallocation on the income payment:

* Suppose you choose to reallocate 40% of your income payment supported by investment division A to the Fixed Income Option and the recalculated income payment supported by investment division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125 / $100) or $50, and your income payment supported by investment division A will be decreased by $40. (The number of annuity units in investment division A will be decreased as well.)

* Suppose you choose to reallocate 40% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $40 and your income payment supported by investment division A will be decreased by $40. (Changes will also be made to the number of annuity units in both investment divisions as well.)

We may require that you use our forms to make reallocations.

Frequent requests from contract holders or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract holders and other persons who may have an interest in the Contracts (e.g., participants/annuitants).

We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the American Funds Global Small Capitalization, Artio International Stock, BlackRock Strategic Value, Clarion Global Real Estate, Harris Oakmark International, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, Lord Abbett Bond Debenture, Met/AIM Small Cap Growth, Met/Templeton Growth, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap Growth and Western Asset Management Strategic Bond Opportunities Portfolios -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current account balance; and (3) two or more "round-trips" involving any Monitored Portfolio




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in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive transfer/reallocation activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer/reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS(R) MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require transfer/reallocation requests to or from an American Fund portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter market timing. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, or other transfer/reallocation activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

Your third party administrator has its own standards with regard to monitoring activity in the Monitored Portfolios and how subsequent transfer/reallocation activity will be restricted once those standards are triggered. These standards and subsequent trading restrictions may be more or less restrictive than ours, and presently include restrictions on non-Monitored Portfolios. The differences in monitoring standards and restrictions are due to systems limitation and may change from time to time as those systems are upgraded.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract holders or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract holders or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract holder or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For




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example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent trading policies established by the Portfolio.

In addition, contract holders or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract holders or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract holder or participant/annuitant). You should read the Portfolio prospectuses for more details.

CONTRACT FEE
A one time $350 contract fee is taken from your purchase payment when you purchase an Income Annuity prior to allocating the remainder of the purchase payment to either the investment divisions and/or the Fixed Income Option. This charge covers our administrative costs including preparation of the Income Annuities, review of applications and recordkeeping. We are currently waiving this fee.

CHARGES
There are two types of charges you pay if you allocate any of your income payment to the investment divisions:

* Insurance-related charge; and

* Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain Contract charges.

The Separate Account charge you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.





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INSURANCE-RELATED CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amounts you have in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Four classes of shares available to the Income Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES
Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.

Premium taxes, if applicable, currently range from .5% to 2.35% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

FREE LOOK
You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The "free look" may also vary depending on your age and whether you purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in good order.

If you do not cancel your Income Annuity during the "free look" period, your decision to purchase the Income Annuity is irrevocable.

You do not have a "free look" if you are electing income payments in the pay-out phase of your Deferred Annuity.





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GENERAL INFORMATION


ADMINISTRATION
All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payments, by check, cashiers check or certified check, made payable to "MetLife," to your MetLife Designated Office or a MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler's checks. We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments.

We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.") If you send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be delay in applying the purchase payment or transaction to your contract.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in good order at your MetLife Designated Office, except when they are received:

* On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

* After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office or MetLife sales office, if applicable. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, the trustee of the Keogh plan (if an allocated Deferred Annuity) or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments and automated investment strategy transfers, may be confirmed quarterly. Salary reduction or deduction purchase payments under TSA Deferred Annuities are confirmed quarterly. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.





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PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We make Internet access available to you for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers/reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE OR INTERNET

You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to you include:

* Account Balance

* Unit Values

* Current rates for the Fixed Interest Account

* Transfers

* Changes to investment strategies

* Changes in the allocation of future purchase payments.

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of systems.

We are not responsible or liable for:

* any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before a requested transaction is completed, we will cancel the request. For example, if you request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we simply pay the death benefit instead. For Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. Or, depending on




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your Income Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.

MISSTATEMENT

We may require proof of age of the annuitant, owner, or beneficiary before making any payments under this Contract that are measured by the annuitant's, owner's, beneficiary's life. If the age of the annuitant, owner, or beneficiary has been misstated, the amount payable will be the amount that the Account Balance would have provided at the correct age.

Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in any other manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we are required to pay interest on any under payments.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.

We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:

* rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

* during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE
We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also




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be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable early withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These figures also assume a steady annual rate of return.

For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Calvert Fund, Met Investors Fund and American Funds(R) Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity or Income Annuity had been introduced as of the Portfolio inception date.

We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.

Past performance is no guarantee of future results.

Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges.

CHANGES TO YOUR DEFERRED ANNUITY OR INCOME ANNUITY
We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

* To operate the Separate Account in any form permitted by law.

* To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations permitted.





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* To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

* To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.

* To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.

* To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance or an allocation, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.

VOTING RIGHTS
Based on our current view of applicable law, you have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Calvert Fund, Met Investors Fund or American Funds(R) proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity or Income Annuity in your sole discretion. Under the Keogh Deferred Annuities, participants may instruct you to give us instructions regarding shares deemed attributable to their contributions to the Deferred Annuity. Under the Keogh Deferred Annuities, we will provide you with the number of copies of voting instruction soliciting material that you request so that you may furnish such materials to participants who may give you voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of contract owners and/or participants/annuitants may control the outcome of a vote. Shares of the Metropolitan Fund, Met Investors Fund, Calvert Fund or American Funds(R) that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

* The shares for which voting instructions are received, and

* The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote each Portfolio's shares based on our judgment.





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WHO SELLS THE DEFERRED ANNUITIES AND INCOME ANNUITIES
MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the securities offered through this prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities, including our affiliated broker-dealers). MLIDC does not retain any fees under the Deferred Annuities.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of Financial Industry Regulatory Authority ("FINRA"). An investor brochure that includes information describing FINRA's Public Disclosure Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org.

Deferred Annuities are sold through MetLife licensed sales representatives who are associated with MetLife Securities, Inc. ("MSI"), our affiliate and a broker-dealer, which is paid compensation for the promotion and sale of the Deferred Annuities. Previously, Metropolitan Life Insurance Company was the broker-dealer through which MetLife sales representatives sold the Deferred Annuities. The Deferred Annuities are also sold through the registered representatives of our other affiliated broker-dealers. MSI and our affiliated broker-dealers are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of FINRA. The Deferred Annuities may also be sold through other registered broker-dealers. Deferred Annuities also may be sold through the mail or over the Internet.

There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the Separate Account charge. Our sales representatives in our MetLife Resources division must meet a minimum level of sales production in order to maintain employment with us. MetLife sales representatives who are not in our MetLife Resources division ("non-MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives receive cash payments for the products they sell and service based upon a "gross dealer concession" model. With respect to Deferred Annuities and Income Annuities, the gross dealer concession ranges from 1.5% to 6% of each purchase payment and, starting in the second Contract Year, 0.18% of the Account Balance or amount available from which income payments are made each year the Contract is in force for servicing the Deferred Annuity. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Deferred Annuity has been in force. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representative. Compensation to non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to a non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because non-MetLife Resources MetLife sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sales of proprietary products.





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Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because non-MetLife Resources MetLife sales representatives' and MetLife Resources sales representatives' and their managers' additional cash compensation is based primarily on the sale of proprietary products, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers have an incentive to favor the sale of proprietary products.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.

Other incentives and additional cash compensation provide sales representatives and their managers with an incentive to favor the sale of proprietary products. The business unit responsible for the operation of our distribution system is also paid.

MLIDC also pays compensation for the sale of the Deferred Annuities by affiliated broker-dealers. The compensation paid to affiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred Annuities are sold.) These firms pay their sales representatives all or a portion of the commissions received for their sales of Deferred Annuities; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation (as described above) that we may provide jointly with affiliated broker-dealers. Because of the receipt of this cash and non-cash compensation, sales representatives and their managers of our affiliated broker-dealers have an incentive to favor the sale of proprietary products.

MLIDC may also enter into preferred distribution arrangements with certain affiliated brokers-dealers such as New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, we may pay separate, additional compensation to the broker-dealer for services the broker-dealer provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the broker-dealer, the hiring and training of the brokers-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Contracts.

MLIDC also pays compensation for the sale of Contracts by unaffiliated broker-dealers. The compensation paid to unaffiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred annuities are sold.) Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms




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may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. An unaffiliated broker-dealer or sales representative of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates. Ask your sales representative further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.

We or our affiliates pay American Funds Distributors, Inc., the principal underwriter for the American Funds(R), a percentage of all purchase payments allocated to the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio, the American Funds Global Small Capitalization Portfolio and the American Funds Bond Portfolio for the services it provides in marketing these Portfolios' shares in connection with the Deferred Annuity or Income Annuity.

From time to time, MetLife pays organizations, associations and nonprofit organizations fees to endorse or sponsor MetLife's variable annuity contracts. We may also obtain access to an organization's members to market our variable annuity contracts. These organizations are compensated for their endorsement or sponsorship of our variable annuity contracts in various ways. Primarily, they receive a flat fee from MetLife. We also compensate these organizations by our funding of their programs, scholarships, events or awards, such as a principal of the year award. We may also lease their office space or pay fees for display space at their events, purchase advertisements in their publications or reimburse or defray their expenses. In some cases, we hire the organizations to perform administrative services for us, for which they are paid a fee based upon a percentage of the Account Balances their members hold in the Contract. We also retain finders and consultants to introduce MetLife to potential clients and for establishing and maintaining relationships between MetLife and various organizations. The finders and consultants are primarily paid flat fees and may be reimbursed for their expenses. We or our affiliates may also pay duly licensed individuals associated with these organizations cash compensation for the sales of the Contracts.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account have been included in the SAI.

YOUR SPOUSE'S RIGHTS
If you received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal and loan provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We may not cancel your Income Annuity.





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We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000, except for the unallocated Keogh Deferred Annuity. For the unallocated Keogh Deferred Annuity we may cancel the Deferred Annuity if we do not receive purchase payments from you for 12 consecutive months and your Account Balance is less than $15,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we cancel a Deferred Annuity issued in New York, we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges may apply. Certain Deferred Annuities do not contain these cancellation provisions.

INCOME TAXES

The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code (Code) is complex and subject to change regularly. Failure to comply with the tax law may result in significant adverse tax consequences and IRS penalties. Consult your own tax advisor about your circumstances, any recent tax developments, and the impact of state income taxation. For purposes of this section, we address Deferred Annuities and income payments under the Deferred Annuities together.

You should read the general provisions and any sections relating to your type of annuity to familiarize yourself with some of the tax rules for your particular Contract.

You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any other transactions under your Deferred Annuity satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).

Where otherwise permitted under the Deferred Annuity, the transfer of ownership of a Deferred Annuity, the designation or change in designation of an annuitant, payee or other beneficiary who is not also a contract owner, the selection of certain maturity dates, the exchange of a Deferred Annuity, or the receipt of a Deferred Annuity in an exchange, may result in income tax and other tax consequences, including additional withholding, estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. Please consult your tax adviser.

PUERTO RICO TAX CONSIDERATIONS

The amount of income on annuity distributions (payable over your lifetime) is calculated differently under the Puerto Rico Internal Revenue Code of 1994 (the "Code"). Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS.

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's




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country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to purchasing an annuity contract.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

GENERAL
Deferred annuities are a means of setting aside money for future needs-usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

All TSAs (ERISA and non-ERISA), 457(b), 403(a), IRAs (including SEPs and SIMPLEs) receive tax deferral under the Code. Although there are no additional tax benefits by funding such retirement arrangements with an annuity, doing so offers you additional insurance benefits such as the availability of a guaranteed income for life.

Under current federal income tax law, the taxable portion of distributions and withdrawals from variable annuity contracts (including TSAs, 457(b), 403(a) and IRAs) are subject to ordinary income tax and are not eligible for the lower tax rates that apply to long term capital gains and qualifying dividends.

WITHDRAWALS

When money is withdrawn from your Contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of: annuity you purchase (e.g., IRA or TSA); and payment method or income payment type you elect. If you meet certain requirements, your designated Roth earnings are free from Federal income taxes.

We will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

WITHDRAWALS BEFORE AGE 59 1/2

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a 10% tax penalty, in addition to ordinary income taxes. Also, please see the section below titled Separate Account Charges for further information regarding withdrawals.





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As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                                     Type of Contract
                                              -----------------------------
                                                TSA
                                              and TSA
                                               ERISA     457(b)(2)    Keogh    403(a)
                                              -------    ---------    -----    ------
In a series of substantially equal
payments made annually (or more
frequently) for life or life expectancy
(SEPP)                                           x(1)        x(1)       x(1)      x(1)
After you die                                    x           x          x         x
After you become totally disabled (as
defined in the Code)                             x           x          x         x
To pay deductible medical expenses               x           x          x         x
After separation from service if you are
over 55 at time of separation(1)                 x           x          x         x
After December 31, 1999 for IRS levies           x           x          x         x
Pursuant to qualified domestic relations
orders                                           x           x          x         x


 (1) You must be separated from service at the time payments begin.

 (2) Distributions from 457(b) plans are generally not subject to the 10% penalty; however, the 10% penalty does apply to distributions from the 457(b) plans of state or local government employers to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.

SYSTEMATIC WITHDRAWAL PROGRAM FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP) AND INCOME OPTIONS

If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will result in the retroactive imposition of the 10% penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.

SEPARATE ACCOUNT CHARGES

It is conceivable that the charges for certain guaranteed death benefits could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat any deemed charges for these benefits as an intrinsic part of the annuity contract and do not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

INCIDENTAL BENEFITS

Certain death benefits may be considered incidental benefits under a tax qualified plan, which are limited under the Code. Failure to satisfy these limitations may have adverse tax consequences to the plan and to the participant.

Where otherwise permitted to be offered under annuity contracts issued in connection with qualified plans, the amount of life insurance is limited under the incidental death benefit rules. You should consult your own tax advisor prior to purchase of the Contract under any type of IRA, section 403(b) arrangement or qualified plan as a violation of these requirements could result in adverse tax consequences to the plan and to the participant including current taxation of amounts under the Contract.





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PURCHASE PAYMENTS

Generally, all purchase payments will be contributed on a "before-tax" basis. This means that the purchase payments entitle you to a tax deduction or are not subject to current income tax.

Under some circumstances "after-tax" purchase payments can be made to certain annuities. These purchase payments do not reduce your taxable income or give you a tax deduction.

There are different annual purchase payments limits for the annuities offered in this Prospectus. Purchase payments in excess of the limits may result in adverse tax consequences.

Your Contract may accept certain direct transfers and rollovers from other qualified plan accounts and contracts: such transfers and rollovers are generally not subject to annual limitations on purchase payments.

WITHDRAWALS, TRANSFERS AND INCOME PAYMENTS

Because your purchase payments are generally on a before-tax basis, you generally pay income taxes on the full amount of money you withdraw as well as income earned under the Contract. Withdrawals and income payments attributable to any after-tax contributions are not subject to income tax (except for the portion of the withdrawal or payment allocable to earnings).

If certain requirements are met, you may be able to transfer amounts in your Contract to another eligible retirement plan or IRA. For 457(b) plans maintained by non-governmental employers, if certain conditions are met, amounts may be transferred into another 457(b) plan maintained by a non-governmental employer.

Your Deferred Annuity is not forfeitable, (e.g., not subject to claims of your creditors) and you may not transfer it to someone else. An important exception is that your account may be transferred pursuant to a qualified domestic order
(QDRO).

Please consult the specific section for the type of annuity you purchased to determine if there are restrictions on withdrawals, transfers or income payments.

Minimum distribution requirements also apply to the Deferred Annuities. These are described separately later in this section.

Certain mandatory distributions made to participants in an amount in excess of $1,000 (but less than $5,000), must be automatically rolled over to an IRA designated by the plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan.

ELIGIBLE ROLLOVER DISTRIBUTIONS AND 20% MANDATORY WITHHOLDING

We are required to withhold 20% of the taxable portion of your withdrawal that constitutes an eligible rollover distribution for Federal income taxes. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan, to directly rollover your eligible rollover distribution to a traditional IRA or another eligible retirement plan.

Generally, an "eligible rollover distribution" is any taxable amount you receive from your Contract. (In certain cases, after-tax amounts may also be considered eligible rollover distributions). However, it does not include taxable distributions that are:

  -  Withdrawals made to satisfy minimum distribution requirements; or

  -  Certain withdrawals on account of financial hardship.

  Other exceptions to the definition of eligible rollover distribution may exist.





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For taxable withdrawals that are not "eligible rollover distributions", the Code requires different withholding rules. The withholding amounts are determined at the time of payment. In certain instances, you may elect out of these withholding requirements. You may be subject to the 10% penalty tax if you withdraw taxable money before you turn age 59 1/2.

MINIMUM DISTRIBUTION REQUIREMENTS

Generally, you must begin receiving withdrawals by April 1 of the latter of (1) the calendar year following the year in which you reach age 70 1/2 or (2) the calendar year following the calendar year you retire, provided you do not own 5% or more of your employer.

Under recently enacted legislation, you (and after your death, your designated beneficiaries) generally do not have to take the required minimum distribution ("RMD") for 2009. The waiver does not apply to any 2008 payments even if received in 2009; for those payments, you are still required to receive your first RMD payment by April 1, 2009. In contrast, if your first RMD would have been due by April 1, 2010, you are not required to take such distribution; however, your 2010 RMD is due by December 31, 2010. For after-death RMDs, the five year rule is applied without regard to calendar year 2009. For instance, if you died in 2007, the five year period ends in 2013 instead of 2012. This RMD waiver does not apply if you are receiving Annuity Payments under your Contract. The RMD rules are complex, so consult with your tax adviser before waiving your 2009 RMD payment.

In general the amount of required minimum distribution (including death benefit distributions discussed below) must be calculated separately with respect to each section 403(b) arrangement, but then the aggregate amount of the required distribution may be taken under the tax law from any one or more of the participant's several TSA arrangements. Otherwise, you may not satisfy minimum distributions for an employer's qualified plan (i.e., 401(a)/403(a), 457(b)) with distributions from another qualified plan of the same or a different employer.

Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not. It is not clear whether income payments under a variable annuity will satisfy these rules. Consult your tax adviser prior to choosing a pay-out option.

In general, Income Tax regulations permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Additionally, these regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

Where made available, it is not clear whether the purchase or exercise of a withdrawal option after the first two years under a life contingent Income Annuity with a guarantee period where only the remaining guaranteed payments are reduced due to the withdrawal will satisfy minimum distribution requirements. Consult your tax advisor prior to purchase.

The regulations also require that the value of benefits under a deferred annuity including certain death benefits in excess of cash value must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. You should consult your own tax advisors as to how these rules affect your own Contract. We will provide you with additional information regarding the amount that is subject to minimum distribution under this rule.

If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor.





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DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death. Consult your tax advisor because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver (see Minimum Distribution Requirements section for additional information).

If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which you would have reached age 70 1/2. Alternatively, if your spouse is your sole beneficiary and the Contract is an IRA, he or she may elect to rollover the death proceeds into his or her own IRA (or if you meet certain requirements, a Roth IRA and pay tax on the taxable portion of the death proceeds in the year of the rollover) and treat the IRA (or Roth IRA) as his or her own.

If your spouse is your beneficiary, your spouse may also be able to rollover the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan.

If your spouse is not your beneficiary and your Contract permits, your beneficiary may also be able to rollover the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, such beneficiary may not treat the inherited IRA as his or her own IRA. Starting in 2010, certain employer plans (i.e. 401(a), 403(a), 403(b) and governmental 457 plans) are required to permit a non-spouse direct trustee-to-trustee rollover.

If you die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If an IRA Contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the Contract from another IRA or eligible retirement plan, the death benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.

TSAS (ERISA AND NON-ERISA)

GENERAL

TSAs fall under sec.403(b) of the Code, which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under sec.501(c)(3) of the Code and certain religious organizations. In general contributions to sec.403(b) arrangements are subject to contribution limitations under sec.415(c) of the Code (the lesser of 100% of includable compensation or the applicable limit for the year).

On July 26, 2007, final 403(b) regulations were issued by the U.S. Treasury which will impact how we administer your 403(b) contract. In order to satisfy the 403(b) final regulations and prevent your contract from being subject to adverse tax consequences including potential penalties, contract exchanges after September 24, 2007 must, at a minimum, meet the following requirements: (1) the plan must allow the exchange, (2) the exchange must not result in a reduction in the participant or beneficiary's accumulated benefit, (3) the receiving contract includes distribution restrictions that are no less stringent than those imposed on the contract being exchanged, and (4) the employer enters into an agreement with the issuer of the receiving contract to provide information to enable the contract provider to comply with Code requirements. Such information would include details concerning severance from employment, hardship withdrawals, loans and tax basis. You should consult your tax or legal counsel for any advice relating to contract exchanges or any other matter relating to these regulations.





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WITHDRAWALS AND INCOME PAYMENTS

If you are under 59 1/2, you generally cannot withdraw money from your TSA Contract unless the withdrawal:

  - Relates to purchase payments made prior to 1989 (and pre-1989 earnings on those purchase payments);

  - Is directly transferred to another permissible investment under Section 403(b) arrangements;

  - Relates to amounts that are not salary reduction elective deferrals if your plan allows it;

  - Occurs after you die, have a severance from employment or become disabled (as defined by the Code); or

  - Is for financial hardship (but only to the extent of purchase payments) if your plan allows it;

  - Is a distribution to certain Tax Sheltered Annuity plan terminations if the conditions of the new income tax regulations are met.

  -  Relates to rollover or after-tax contributions.

  - Is for the purchase of permissive service credit under a governmental defined benefit plan.

Recent income tax regulations also provide certain new restrictions on withdrawals of amounts from tax sheltered annuities that are not attributable to salary reduction contributions. Under these regulations, a Section 403(b) contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant's severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age, or disability. This new withdrawal restriction is applicable for tax sheltered annuity contracts issued on or after January 1, 2009.

DESIGNATED ROTH ACCOUNT FOR 403(B) PLANS

Employers that established and maintain a TSA/403(b) plan ("the Plan") may also establish a Qualified Roth Contribution Program under Section 402A of the Code ("Designated Roth Accounts") to accept after tax contributions as part of the TSA plan. In accordance with our administrative procedures, we may permit these contributions to be made as purchase payments to a Section 403(b) Contract under the following conditions:

* The employer maintaining the plan has demonstrated to our satisfaction that Designated Roth Accounts are permitted under the Plan.

* In accordance with our administrative procedures, the amount of elective deferrals has been irrevocably designated as an after-tax contribution to the Designated Roth Account.

* All state regulatory approvals have been obtained to permit the Contract to accept such after-tax elective deferral contributions (and, where permitted under the Qualified Roth Contribution Program and the Contract, rollovers and trustee-to trustee transfers from other Designated Roth Accounts).

* In accordance with our procedures and in a form satisfactory to us, we may accept rollovers from other funding vehicles under any Qualified Roth Contribution Program of the same type in which the employee participates as well as trustee-to-trustee transfers from other funding vehicles under the same Qualified Roth Contribution Program for which the participant is making elective deferral contributions to the Contract.

* No other contribution types (including employer contributions, matching contributions, etc.) will be allowed as designated Roth contributions, unless they become permitted under the Code.

* If permitted under the federal tax law, we may permit both pre-tax contributions under a 403(b) plan as well as after-tax contributions under that Plan's Qualified Roth Contribution Program to be made under the same Contract as well as rollover contributions and contributions by trustee-to-trustee transfers. In such cases, we will account separately for the designated Roth contributions and the earnings thereon from the contributions




B-PPA-60
  and earnings made under the pre-tax TSA plan (whether made as elective deferrals, rollover contributions or trustee-to-trustee transfers). As between the pre-tax or traditional Plan and the Qualified Roth Contribution Program, we will allocate any living benefits or death benefits provided under the Contract on a reasonable basis, as permitted under the tax law.

* We may refuse to accept contributions made as rollovers and trustee-to trustee transfers, unless we are furnished with a breakdown as between participant contributions and earnings at the time of the contribution.

You and your employer should consult your own tax and legal advisors prior to making or permitting contributions to be made to a Qualified Roth Contribution Program.

* The IRS was given authority in the final Roth account regulations to issue additional guidance addressing the potential for improper transfers of value to Roth accounts due to the allocation of contract income, expenses, gains and losses. The IRS has not issued the additional guidance and, as a result there is uncertainty regarding the status of Roth accounts and particularly Roth accounts under annuity contracts that allocate charges for guarantees. You should consult your tax or legal counsel for advice regarding Roth accounts and other matters relating to the final Roth account regulations.

COLLATERALIZED  403(B) LOANS

If your employer's plan and TSA Contract permit loans, such loans will be made only from any Fixed Interest Account balance and only up to certain limits. In that case, we credit your Fixed Interest Account balance up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate we charge for the loan.

The Code and applicable income tax regulations limit the amount that may be borrowed from your Contract and all your employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a proscribed term.

Your employer's plan and Contract will indicate whether loans are permitted. The terms of the loan are governed by the loan agreement. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.

457(B) PLANS

GENERAL

457(b) plans are available to state or local governments and certain tax-exempt organizations as described in sec.457(b) and 457(e)(1) of the Code. The plans are not available for churches and qualified church-controlled organizations.

457(b) annuities maintained by a state or local government are for the exclusive benefit of plan participants and their beneficiaries. 457(b) annuities other than those maintained by state or local governments are solely the property of the employer and are subject to the claims of the employer's general creditors until they are "made available" to you.

WITHDRAWALS

Generally, because contributions are on a before-tax basis, withdrawals from your annuity are subject to income tax. Generally, monies in your Contract can not be "made available" to you until you reach age 70 1/2, leave your job (or your employer changes) or have an unforeseen emergency (as defined by the Code)





                                                                        B-PPA-61

SPECIAL RULES

Special rules apply to certain non-governmental 457(b) plans deferring compensation from taxable years beginning before January 1, 1987 (or beginning later but based on an agreement in writing on August 16, 1986).

LOANS

In the case of a 457(b) plan maintained by a state or local government, the plan may permit loans. The Code and applicable income tax regulations limit the amount that may be borrowed from your 457(b) plan and all employer plans in the aggregate and also require that loans be repaid, at minimum, in scheduled level payments over a certain term.

Your 457(b) plan will indicate whether plan loans are permitted. The terms of the loan are governed by your loan agreement with the plan. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.

KEOGH ANNUITIES

Code Section 401(a) pension and profit-sharing plans satisfying certain Code provisions are considered to be "Keogh" plans. The tax rules work similarly to the withdrawal, distribution and eligible distribution rules as under TSAs. However, there may be some differences: consult your tax advisor.

See the "General" headings under Income Taxes for a brief description of the tax rules that apply to Keogh annuities.

403(A)

GENERAL

The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.

See the "General" headings under Income Taxes for a brief description of the tax rules that apply to 403(a) annuities.

LEGAL PROCEEDINGS

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.





B-PPA-62

APPENDIX A

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.

                                                                              Keogh and            PEDC
                                                          TSA Deferred     403(a) Deferred     Deferred and
                                                           and income         and Income          Income
                                                            Annuities         Annuities        Annuities(1)
                                                          ------------     ---------------     ------------
California...........................................          0.5%              0.5%              2.35%
Florida(2)...........................................          1.0%              1.0%               1.0%
Puerto Rico..........................................          1.0%              1.0%               1.0%
West Virginia........................................          1.0%              1.0%               1.0%




---------

(1) PREMIUM TAX RATES APPLICABLE TO DEFERRED AND INCOME ANNUITIES PURCHASED UNDER RETIREMENT PLANS OF PUBLIC EMPLOYERS MEETING THE REQUIREMENTS OF sec.401(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADED "KEOGH AND 403(a) DEFERRED AND INCOME ANNUITIES."

(2) ANNUITY PREMIUMS ARE EXEMPT FROM TAXATION PROVIDED THE TAX SAVINGS ARE PASSED BACK TO THE CONTRACT HOLDERS. OTHERWISE, THEY ARE TAXABLE AT 1%.





                                                                        B-PPA-63

APPENDIX A-1

ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS

The Portfolios below were subject to a merger or name change. The chart identifies the former name and new name of each of these Portfolios.

PORTFOLIO MERGER


              FORMER PORTFOLIO                                 NEW PORTFOLIO
-------------------------------------------     -------------------------------------------
METROPOLITAN FUND                               METROPOLITAN FUND
  FI Large Cap Portfolio                          BlackRock Legacy Large Cap Growth
                                                Portfolio


PORTFOLIO NAME CHANGES


                FORMER NAME                                       NEW NAME
-------------------------------------------     -------------------------------------------
MET INVESTORS FUND                              MET INVESTORS FUND
  Cyclical Growth and Income ETF Portfolio        SSgA Growth and Income ETF Portfolio
  Cyclical Growth ETF Portfolio                   SSgA Growth ETF Portfolio
METROPOLITAN FUND                               METROPOLITAN FUND
  Franklin Templeton Small Cap Growth             Loomis Sayles Small Cap Growth Portfolio
  Portfolio
  Harris Oakmark Focused Value Portfolio          Met/Artisan Mid Cap Value Portfolio
  Julius Baer International Stock Portfolio       Artio International Stock Portfolio
  Lehman Brothers(R) Aggregate Bond Index         Barclays Capital Aggregate Bond Index
  Portfolio                                     Portfolio
  Loomis Sayles Small Cap Portfolio               Loomis Sayles Small Cap Core Portfolio







B-PPA-64

APPENDIX B

 ACCUMULATION UNIT VALUES (IN DOLLARS)
This table shows fluctuations in the Accumulation Unit Values for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).


-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------
American Funds Balanced Allocation
  Division -- Class C(e)......................     2008       $ 10.00        $  7.01               639

American Funds Bond Division -- Class 2(n)....     2006         15.03          15.80               836
                                                   2007         15.80          16.12             2,210
                                                   2008         16.12          14.43             1,475

American Funds Global Small Capitalization
  Division -- Class 2(h)......................     2001         14.94          13.62               549
                                                   2002         13.62          10.89             1,291
                                                   2003         10.89          16.52             2,335
                                                   2004         16.52          19.72             3,455
                                                   2005         19.72          24.41             4,904
                                                   2006         24.41          29.92             5,888
                                                   2007         29.92          35.88             6,596
                                                   2008         35.88          16.47             5,184

American Funds Growth Allocation
  Division -- Class C(e)......................     2008          9.99           6.36               428

American Funds Growth Division -- Class 2(h)..     2001        138.68         118.11               382
                                                   2002        118.11          88.12               925
                                                   2003         88.12         119.07             1,483
                                                   2004        119.07         132.29             1,843
                                                   2005        132.29         151.82             2,086
                                                   2006        151.82         165.27             2,172
                                                   2007        165.27         183.38             2,075
                                                   2008        183.38         101.48             1,819

American Funds Growth-Income Division(h)......     2001         90.87          87.85               403
                                                   2002         87.85          70.84             1,163
                                                   2003         70.84          92.66             1,753
                                                   2004         92.66         101.01             2,228
                                                   2005        101.01         105.58             2,335
                                                   2006        105.58         120.14             2,349
                                                   2007        120.14         124.63             2,240
                                                   2008        124.63          76.50             1,886





                                                                        B-PPA-65

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

American Funds Moderate Allocation
  Division -- Class C(e)......................     2008       $ 10.01        $  7.69               672

BlackRock Aggressive Growth Division..........     1999         28.12          37.00            31,947
                                                   2000         37.00          33.76            33,047
                                                   2001         33.76          25.42            31,088
                                                   2002         25.42          17.89            27,173
                                                   2003         17.89          24.88            25,242
                                                   2004         24.88          27.76            22,464
                                                   2005         27.76          30.35            19,773
                                                   2006         30.35          31.99            17,109
                                                   2007         31.99          38.10            14,889
                                                   2008         38.10          20.42            13,191

BlackRock Bond Income Division(c).............     1999         19.33          18.65            18,530
                                                   2000         18.65          20.49            16,395
                                                   2001         20.49          21.92            18,444
                                                   2002         21.92          23.45            17,572
                                                   2003         23.45          24.52            15,375
                                                   2004         24.52          25.29            13,470
                                                   2005         25.29          25.58            12,155
                                                   2006         25.58          26.38            10,383
                                                   2007         26.38          27.69             8,979
                                                   2008         27.69          26.41             7,220

BlackRock Diversified Division................     1999         27.04          29.04            75,121
                                                   2000         29.04          28.98            75,252
                                                   2001         28.98          26.80            66,376
                                                   2002         26.80          22.80            53,835
                                                   2003         22.80          27.15            48,137
                                                   2004         27.15          29.10            42,486
                                                   2005         29.10          29.62            36,986
                                                   2006         29.62          32.33            31,232
                                                   2007         32.33          33.82            26,632
                                                   2008         33.82          25.12            21,582

BlackRock Large Cap Core Division*(o).........     2007         37.61          38.04            23,220
                                                   2008         38.04          23.62            19,811





B-PPA-66

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

BlackRock Large Cap Division (formerly
  BlackRock Investment Trust).................     1999       $ 34.30        $ 40.13            64,028
                                                   2000         40.13          37.19            62,978
                                                   2001         37.19          30.48            57,299
                                                   2002         30.48          22.24            47,428
                                                   2003         22.24          28.61            42,944
                                                   2004         28.61          31.32            37,879
                                                   2005         31.32          32.05            32,659
                                                   2006         32.05          36.12            27,458
                                                   2007         36.12          37.93                 0

BlackRock Large Cap Value Division -- Class
  E(f)........................................     2002         10.00           7.93               283
                                                   2003          7.93          10.60               856
                                                   2004         10.60          11.87             1,486
                                                   2005         11.87          12.39             1,365
                                                   2006         12.39          14.59             3,032
                                                   2007         14.59          14.88             2,963
                                                   2008         14.88           9.54             2,500

BlackRock Legacy Large Cap Growth
  Division -- Class E(k)......................     2004         10.07          11.06               130
                                                   2005         11.06          11.67               248
                                                   2006         11.67          11.99               399
                                                   2007         11.99          14.03               686
                                                   2008         14.03           8.78               923

BlackRock Strategic Value Division(a).........     2000         10.00          12.24             4,095
                                                   2001         12.24          14.03            14,485
                                                   2002         14.03          10.90            18,439
                                                   2003         10.90          16.16            18,573
                                                   2004         16.16          18.41            18,477
                                                   2005         18.41          18.94            16,020
                                                   2006         18.94          21.84            13,598
                                                   2007         21.84          20.82            11,482
                                                   2008         20.82          12.67             9,126





                                                                        B-PPA-67

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

Calvert Social Balanced Division..............     1999       $ 25.44        $ 28.20             1,453
                                                   2000         28.20          26.98             1,527
                                                   2001         26.98          24.80             1,563
                                                   2002         24.80          21.51             1,498
                                                   2003         21.51          25.35             1,515
                                                   2004         25.35          27.10             1,526
                                                   2005         27.10          28.28             1,501
                                                   2006         28.28          30.38             1,416
                                                   2007         30.38          30.84             1,345
                                                   2008         30.84          20.91             1,236

Clarion Global Real Estate Division -- Class
  E(k)........................................     2004          9.99          12.86             1,461
                                                   2005         12.86          14.41             3,143
                                                   2006         14.41          19.58             5,319
                                                   2007         19.58          16.47             3,834
                                                   2008         16.47           9.48             3,084

Davis Venture Value Division(a)...............     2000         30.19          30.79               916
                                                   2001         30.79          27.01             2,072
                                                   2002         27.01          22.31             2,269
                                                   2003         22.31          28.84             2,514
                                                   2004         28.84          32.01             3,050
                                                   2005         32.01          34.87             3,698
                                                   2006         34.87          39.46             3,990
                                                   2007         39.46          40.76             3,839
                                                   2008         40.76          24.41             3,308

FI Large Cap Division -- Class E..............     2006         17.52          17.75                45
                                                   2007         17.75          18.19                73
                                                   2008         18.19           9.90                89





B-PPA-68

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

FI Mid Cap Opportunities Division(j)..........     1999       $ 17.19        $ 37.85            44,078
                                                   2000         37.85          25.71            57,544
                                                   2001         25.71          15.91            52,016
                                                   2002         15.91          11.16            42,960
                                                   2003         11.16          14.83            38,319
                                                   2004         14.83          17.16            34,048
                                                   2005         17.16          18.13            29,784
                                                   2006         18.13          20.03            25,415
                                                   2007         20.03          21.43            21,648
                                                   2008         21.43           9.46            19,350

FI Value Leaders Division -- Class E(f).......     2002         23.06          19.03                40
                                                   2003         19.03          23.83               175
                                                   2004         23.83          26.72               294
                                                   2005         26.72          29.18               561
                                                   2006         29.18          32.21               728
                                                   2007         32.21          33.09               576
                                                   2008         33.09          19.93               444

Franklin Templeton Small Cap Growth
  Division(h).................................     2001         10.00           8.80               769
                                                   2002          8.80           6.27             1,420
                                                   2003          6.27           8.98             2,000
                                                   2004          8.98           9.88             1,935
                                                   2005          9.88          10.22             1,816
                                                   2006         10.22          11.10             1,738
                                                   2007         11.10          11.46             1,448
                                                   2008         11.46           6.66             1,171

Harris Oakmark Focused Value Division(h)......     2001         23.96          26.80             2,799
                                                   2002         26.80          24.13             5,043
                                                   2003         24.13          31.61             5,303
                                                   2004         31.61          34.32             5,348
                                                   2005         34.32          37.28             5,416
                                                   2006         37.28          41.41             4,400
                                                   2007         41.41          38.10             3,630
                                                   2008         38.10          20.32             2,860





                                                                        B-PPA-69

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

Harris Oakmark International Division -- Class
  E(f)........................................     2002       $ 10.60        $  8.85                42
                                                   2003          8.85          11.82               594
                                                   2004         11.82          14.09             1,793
                                                   2005         14.09          15.90             3,247
                                                   2006         15.90          20.26             4,690
                                                   2007         20.26          19.81             4,338
                                                   2008         19.81          11.57             2,947

Janus Forty Division -- Class E(b)............     2007        155.59         191.21                69
                                                   2008        191.21         109.63               221

Jennison Growth Division......................     2005          4.12           4.98             5,029
                                                   2006          4.98           5.05             4,487
                                                   2007          5.05           5.57             3,673
                                                   2008          5.57           3.50             3,172

Jennison Growth Division (formerly Met/Putnam
  Voyager Division)(a)(i).....................     2000          9.81           7.24             2,554
                                                   2001          7.24           4.94             5,531
                                                   2002          4.94           3.47             5,941
                                                   2003          3.47           4.31             6,162
                                                   2004          4.31           4.47             5,450
                                                   2005          4.47           4.08             2,161

Julius Baer International Stock Division......     1999         16.07          18.48            13,055
                                                   2000         18.48          16.41            13,978
                                                   2001         16.41          12.87            13,983
                                                   2002         12.87          10.48            13,034
                                                   2003         10.48          13.26            11,724
                                                   2004         13.26          15.48            10,579
                                                   2005         15.48          18.04             9,759
                                                   2006         18.04          20.76             9,148
                                                   2007         20.76          22.62             8,331
                                                   2008         22.62          12.48             7,317





B-PPA-70

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

Lazard Mid Cap Division -- Class E(f).........     2002       $ 11.41        $  9.70               341
                                                   2003          9.70          12.10               799
                                                   2004         12.10          13.68               970
                                                   2005         13.68          14.62             1,005
                                                   2006         14.62          16.57               995
                                                   2007         16.57          15.94             1,142
                                                   2008         15.94           9.72               826

Legg Mason Aggressive Growth..................     2001         10.03           7.78             1,020
                                                   2002          7.78           5.33             1,506
                                                   2003          5.33           6.82             1,648
                                                   2004          6.82           7.33             1,574
                                                   2005          7.33           8.24             1,656
                                                   2006          8.24           8.01             1,614
                                                   2007          8.01           8.12             1,369
                                                   2008          8.12           4.89             1,212

Legg Mason Value Equity.......................     2006          9.61          10.33             1,119
                                                   2007         10.33           9.62               969
                                                   2008          9.62           4.33               896

Legg Mason Partners Aggressive Growth
  Division(g)(h)..............................     2001          9.39           8.35               493
                                                   2002          8.35           6.58               795
                                                   2003          6.58           7.92               847
                                                   2004          7.92           8.71             1,131
                                                   2005          8.71           9.22             1,085
                                                   2006          9.22           9.66             1,085

Lehman Brothers(R) Aggregate Bond Index
  Division....................................     1999         10.11           9.85             7,736
                                                   2000          9.85          10.84            11,151
                                                   2001         10.84          11.51            17,518
                                                   2002         11.51          12.53            20,055
                                                   2003         12.53          12.82            20,050
                                                   2004         12.82          13.18            22,529
                                                   2005         13.18          13.29            21,998
                                                   2006         13.29          13.67            20,187
                                                   2007         13.67          14.42            18,228
                                                   2008         14.42          15.10            12,890





                                                                        B-PPA-71

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

Loomis Sayles Small Cap Division(a)...........     2000       $ 25.78        $ 25.52               353
                                                   2001         25.52          22.98               654
                                                   2002         22.98          17.80               759
                                                   2003         17.80          24.00               811
                                                   2004         24.00          27.58               827
                                                   2005         27.58          29.13               863
                                                   2006         29.13          33.58             1,062
                                                   2007         33.58          37.11             1,141
                                                   2008         37.11          23.49               946

Lord Abbett Bond Debenture Division(d)........     1999          9.59          11.16             4,708
                                                   2000         11.16          10.92             5,292
                                                   2001         10.92          10.64             5,375
                                                   2002         10.64          10.65             4,921
                                                   2003         10.65          12.57             5,370
                                                   2004         12.57          13.46             5,243
                                                   2005         13.46          13.54             5,165
                                                   2006         13.54          14.62             5,043
                                                   2007         14.62          15.43             4,832
                                                   2008         15.43          12.43             3,676

Met/AIM Small Cap Growth Division -- Class
  E(f)........................................     2002         11.24           8.51               129
                                                   2003          8.51          11.68               317
                                                   2004         11.68          12.30               323
                                                   2005         12.30          13.17               359
                                                   2006         13.17          14.87               412
                                                   2007         14.87          16.33               483
                                                   2008         16.33           9.88               408

Met/Franklin Income Division -- Class B(e)....     2008          9.99           7.99               115

Met/Franklin Mutual Shares Division -- Class
  B(e)........................................     2008          9.99           6.60                74

Met/Franklin Templeton Founding Strategy
  Division -- Class B(e)......................     2008          9.99           7.04               124

Met/Templeton Growth Division Class B(e)......     2008          9.99           6.57                13





B-PPA-72

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

MetLife Mid Cap Stock Index Division(a).......     2000       $ 10.00        $ 10.62             5,492
                                                   2001         10.62          10.36             8,076
                                                   2002         10.36           8.71            10,595
                                                   2003          8.71          11.61            11,375
                                                   2004         11.61          13.30             9,542
                                                   2005         13.30          14.75             9,545
                                                   2006         14.75          16.04             9,101
                                                   2007         16.04          17.08             8,404
                                                   2008         17.08          10.76             7,317

MetLife Stock Index Division..................     1999         37.08          44.24            79,701
                                                   2000         44.24          39.61            83,774
                                                   2001         39.61          34.36            80,859
                                                   2002         34.36          26.36            73,948
                                                   2003         26.36          33.38            69,957
                                                   2004         33.38          36.44            67,005
                                                   2005         36.44          37.66            61,189
                                                   2006         37.66          42.95            53,415
                                                   2007         42.95          44.63            46,793
                                                   2008         44.63          27.73            41,165

MFS(R) Research International Division(h).....     2001         10.00           8.73               408
                                                   2002          8.73           7.62               830
                                                   2003          7.62           9.96               972
                                                   2004          9.96          11.77             1,281
                                                   2005         11.77          13.58             1,544
                                                   2006         13.58          17.02             3,004
                                                   2007         17.02          19.10             3,266
                                                   2008         19.10          10.89             3,093

MFS(R) Total Return Division -- Class E(k)....     2004         10.04          10.93               541
                                                   2005         10.93          11.12             1,421
                                                   2006         11.12          12.30             1,656
                                                   2007         12.30          12.66             1,844
                                                   2008         12.66           9.72             1,503





                                                                        B-PPA-73

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

MFS(R) Value Division (formerly Harris Oakmark
  Large Cap Value Division) (Class E).........     1999       $  9.71        $  8.93             3,630
                                                   2000          8.93           9.91             4,947
                                                   2001          9.91          11.59            16,421
                                                   2002         11.59           9.83            19,478
                                                   2003          9.83          12.18            18,730
                                                   2004         12.18          13.40            18,015
                                                   2005         13.40          13.05            16,233
                                                   2006         13.05          15.23            13,096
                                                   2007         15.23          14.47            11,260
                                                   2008         14.47           9.51             9,015

Morgan Stanley EAFE(R) Index Division.........     1999         10.79          13.31             3,867
                                                   2000         13.31          11.24             8,036
                                                   2001         11.24           8.69            11,009
                                                   2002          8.69           7.15            12,551
                                                   2003          7.15           9.72            12,721
                                                   2004          9.72          11.49            10,709
                                                   2005         11.49          12.85            10,291
                                                   2006         12.85          15.96            10,009
                                                   2007         15.96          17.47             9,691
                                                   2008         17.47           9.99             9,244

Neuberger Berman Mid Cap Value Division.......     1999         10.72          12.46             2,437
                                                   2000         12.46          15.78             7,503
                                                   2001         15.78          15.19             9,095
                                                   2002         15.19          13.56             9,177
                                                   2003         13.56          18.28             9,002
                                                   2004         18.28          22.20            10,311
                                                   2005         22.20          24.61            11,157
                                                   2006         24.61          27.09             9,645
                                                   2007         27.09          27.68             8,313
                                                   2008         27.68          14.39             6,842

Oppenheimer Capital Appreciation
  Division -- Class E(m)......................     2005         10.02          10.90                65
                                                   2006         10.90          11.60               164
                                                   2007         11.60          13.11               378
                                                   2008         13.11           7.00               345





B-PPA-74

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

Oppenheimer Global Equity Division............     1999       $ 12.42        $ 15.36             9,322
                                                   2000         15.36          14.92            11,688
                                                   2001         14.92          12.37            12,089
                                                   2002         12.37          10.26            10,865
                                                   2003         10.26          13.22            10,015
                                                   2004         13.22          15.20             9,062
                                                   2005         15.20          17.44             8,299
                                                   2006         17.44          20.09             7,630
                                                   2007         20.09          21.13             6,775
                                                   2008         21.13          12.44             5,806

PIMCO Inflation Protected Bond
  Division -- Class E(k)......................     2006         11.07          11.19               275
                                                   2007         11.19          12.26               512
                                                   2008         12.26          11.29             2,964

PIMCO Total Return Division(h)................     2001         10.00          10.54             2,743
                                                   2002         10.54          11.41             8,937
                                                   2003         11.41          11.78             9,775
                                                   2004         11.78          12.24             9,739
                                                   2005         12.24          12.39            10,726
                                                   2006         12.39          12.83             9,738
                                                   2007         12.83          13.66             9,031
                                                   2008         13.66          13.58             8,058

RCM Technology Division(h)....................     2001         10.00           7.44             2,035
                                                   2002          7.44           3.63             2,782
                                                   2003          3.63           5.66             6,376
                                                   2004          5.66           5.35             5,501
                                                   2005          5.35           5.88             4,228
                                                   2006          5.88           6.13             3,454
                                                   2007          6.13           7.97             4,717
                                                   2008          7.97           4.39             3,642





                                                                        B-PPA-75

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

Russell 2000(R) Index Division................     1999       $ 10.52        $ 12.76             5,393
                                                   2000         12.76          12.12             9,115
                                                   2001         12.12          12.08             9,631
                                                   2002         12.08           9.48            10,366
                                                   2003          9.48          13.68            10,958
                                                   2004         13.68          15.92             9,451
                                                   2005         15.92          16.43             8,754
                                                   2006         16.43          19.14             8,072
                                                   2007         19.14          18.62             6,978
                                                   2008         18.62          12.23             6,134

SSgA Growth ETF Division -- Class E (formerly
  Cyclical Growth and Income ETF
  Division)(n)................................     2006         10.73          11.45                91
                                                   2007         11.45          11.96               231
                                                   2008         11.96           7.92               242

SSgA Growth and Income ETF Division -- Class E
  (formerly Cyclical Growth ETF Division)(n)..     2006         10.52          11.19                88
                                                   2007         11.19          11.66               140
                                                   2008         11.66           8.64               263

T. Rowe Price Large Cap Growth Division.......     1999         11.00          13.28             3,394
                                                   2000         13.28          13.05            12,475
                                                   2001         13.05          11.62            12,076
                                                   2002         11.62           8.80            10,694
                                                   2003          8.80          11.38            10,541
                                                   2004         11.38          12.35             9,724
                                                   2005         12.35          13.00             8,796
                                                   2006         13.00          14.54             7,871
                                                   2007         14.54          15.71             7,073
                                                   2008         15.71           9.02             6,007





B-PPA-76

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

T. Rowe Price Mid Cap Growth Division(h)......     2001       $ 10.00        $  8.42             1,519
                                                   2002          8.42           4.66             2,342
                                                   2003          4.66           6.31             3,462
                                                   2004          6.31           7.36             4,025
                                                   2005          7.36           8.35             4,625
                                                   2006          8.35           8.79             4,609
                                                   2007          8.79          10.23             5,476
                                                   2008         10.23           6.10             4,599

T. Rowe Price Small Cap Growth Division.......     1999         12.01          15.18            14,008
                                                   2000         15.18          13.63            19,426
                                                   2001         13.63          12.25            18,640
                                                   2002         12.25           8.87            16,726
                                                   2003          8.87          12.34            15,888
                                                   2004         12.34          13.54            14,106
                                                   2005         13.54          14.84            12,499
                                                   2006         14.84          15.23            10,952
                                                   2007         15.23          16.53             9,232
                                                   2008         16.53          10.41             8,125

Western Asset Management Strategic Bond
  Opportunities Division(h)...................     2001         15.75          16.21               494
                                                   2002         16.21          17.55             1,215
                                                   2003         17.55          19.52             2,157
                                                   2004         19.52          20.55             2,415
                                                   2005         20.55          20.88             3,189
                                                   2006         20.88          21.66             3,134
                                                   2007         21.66          22.26             2,757
                                                   2008         22.26          18.68             2,080

Western Asset Management U.S. Government
  Division(h).................................     2001         14.55          15.07             1,178
                                                   2002         15.07          16.07             3,843
                                                   2003         16.07          16.13             3,166
                                                   2004         16.13          16.41             2,998
                                                   2005         16.41          16.49             3,099
                                                   2006         16.49          16.96             2,936
                                                   2007         16.96          17.48             2,695
                                                   2008         17.48          17.21             2,209





                                                                        B-PPA-77

-----------------------------------------------------------------------------------------------------------
                                                           BEGINNING OF                       NUMBER OF
                                                               YEAR        END OF YEAR       ACCUMULATION
                                                           ACCUMULATION   ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                                YEAR     UNIT VALUE     UNIT VALUE       (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------

MetLife Aggressive Allocation Division........     2005       $  9.99        $ 11.17               143
                                                   2006         11.17          12.81               628
                                                   2007         12.81          13.09             1,037
                                                   2008         13.09           7.72             1,047

MetLife Conservative Allocation Division......     2005          9.99          10.32               188
                                                   2006         10.32          10.93               774
                                                   2007         10.93          11.42             1,576
                                                   2008         11.42           9.69             1,715

MetLife Conservative to Moderate Allocation
  Division....................................     2005          9.99          10.55               824
                                                   2006         10.55          11.44             2,444
                                                   2007         11.44          11.87             4,103
                                                   2008         11.87           9.21             3,893

MetLife Moderate Allocation Division..........     2005          9.99          10.77             1,278
                                                   2006         10.77          11.93             4,488
                                                   2007         11.93          12.32             8,150
                                                   2008         12.32           8.71             7,924

MetLife Moderate to Aggressive Allocation
  Division....................................     2005          9.99          11.00               653
                                                   2006         11.00          12.44             2,721
                                                   2007         12.44          12.79             4,670
                                                   2008         12.79           8.22             4,739



---------
NOTES:

(a)   INCEPTION DATE: JULY 5, 2000.

(b)   INCEPTION DATE: APRIL 30, 2007.

(c) THE ASSETS OF STATE STREET RESEARCH INCOME DIVISION WERE MERGED INTO THIS INVESTMENT DIVISION ON APRIL 29, 2002. ACCUMULATION UNIT VALUES PRIOR TO APRIL 29, 2002 ARE THOSE OF STATE STREET RESEARCH INCOME DIVISION.

(d) THE ASSETS OF LOOMIS SAYLES HIGH YIELD BOND DIVISION WERE MERGED INTO THIS INVESTMENT DIVISION ON APRIL 29, 2002. ACCUMULATION UNIT VALUES PRIOR TO APRIL 29, 2002 ARE THOSE OF LOOMIS SAYLES HIGH YIELD BOND DIVISION.

(e)   INCEPTION DATE: APRIL 28, 2008.

(f)   INCEPTION DATE: MAY 1, 2002.

(g) THE ASSETS OF JANUS GROWTH DIVISION WERE MERGED INTO THE JANUS AGGRESSIVE GROWTH DIVISION ON APRIL 28, 2003. ACCUMULATION UNIT VALUES PRIOR TO APRIL 28, 2003 ARE THOSE OF JANUS GROWTH DIVISION.

(h)   INCEPTION DATE: MAY 1, 2001.

(i) THE ASSETS IN THE MET/PUTNAM VOYAGER DIVISION MERGED INTO THE JENNISON GROWTH DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005. THE MET/PUTNAM VOYAGER DIVISION IS NO LONGER AVAILABLE.

(j) THE INVESTMENT DIVISION WITH THE NAME FI MID CAP OPPORTUNITIES WAS MERGED INTO THE JANUS MID CAP DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004 AND WAS RENAMED FI MID CAP OPPORTUNITIES. THE INVESTMENT DIVISION WITH THE NAME FI MID CAP OPPORTUNITIES ON APRIL 30, 2004 CEASED TO EXIST. THE ACCUMULATION UNIT VALUES HISTORY PRIOR TO MAY 1, 2004 IS THAT OF THE JANUS MID CAP DIVISION.

(k)   INCEPTION DATE: MAY 1, 2004.





B-PPA-78

(l) THE ASSETS OF THE MFS(R) INVESTORS TRUST DIVISION WERE MERGED INTO THE LEGG MASON VALUE EQUITY DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 1, 2006. ACCUMULATION UNIT VALUES PRIOR TO MAY 1, 2006 ARE THOSE OF MFS(R) INVESTORS TRUST DIVISION.

(m)   INCEPTION DATE: MAY 1, 2005.

(n)   INCEPTION DATE: MAY 1, 2006.

(o) THE ASSETS OF BLACKROCK LARGE CAP DIVISION (FORMERLY BLACKROCK INVESTMENT TRUST DIVISION) OF THE METROPOLITAN FUND WERE MERGED INTO THE BLACKROCK LARGE CAP CORE DIVISION OF THE MET INVESTORS FUND ON APRIL 30, 2007. ACCUMULATION UNIT VALUES PRIOR TO APRIL 30, 2007 ARE THOSE OF THE BLACKROCK LARGE CAP DIVISION.

* WE ARE WAIVING A PORTION OF THE SEP ACCT CHARGE FOR THE INVESTMENT DIVISION INVESTING IN THE BLACKROCK LARGE CAP CORE PORTFOLIO. PLEASE SEE THE TABLE OF EXPENSES FOR MORE INFORMATION.





                                                                        B-PPA-79

APPENDIX C

PORTFOLIO LEGAL AND MARKETING NAMES

SERIES FUND/TRUST                        LEGAL NAME OF PORTFOLIO SERIES                 MARKETING NAME
-----------------                      ----------------------------------     ----------------------------------
AMERICAN FUNDS INSURANCE SERIES(R)                  Bond Fund                      American Funds Bond Fund
AMERICAN FUNDS INSURANCE SERIES(R)      Global Small Capitalization Fund          American Funds Global Small
                                                                                      Capitalization Fund
AMERICAN FUNDS INSURANCE SERIES(R)             Growth-Income Fund              American Funds Growth-Income Fund
AMERICAN FUNDS INSURANCE SERIES(R)                 Growth Fund                    American Funds Growth Fund
CALVERT VARIABLE SERIES, INC.               Social Balanced Portfolio          Calvert Social Balanced Portfolio
METROPOLITAN SERIES FUND, INC.         FI Mid Cap Opportunities Portfolio     FI Mid Cap Opportunities Portfolio
                                                                                          (Fidelity)
METROPOLITAN SERIES FUND, INC.             FI Value Leaders Portfolio             FI Value Leaders Portfolio
                                                                                          (Fidelity)







B-PPA-80

APPENDIX D

WHAT YOU NEED TO KNOW IF YOU ARE A TEXAS OPTIONAL
RETIREMENT PROGRAM PARTICIPANT

If you are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if you die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal you ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from you that you are not transferring employment to another Texas institution of higher education. If you retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.





                                                                        B-PPA-81

APPENDIX E

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                                              PAGE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............................     2

SERVICES....................................................................     2

PRINCIPAL UNDERWRITER.......................................................     2

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT...........................     2

EXPERIENCE FACTOR...........................................................     2

VARIABLE INCOME PAYMENTS....................................................     2

CALCULATING THE ANNUITY UNIT VALUE..........................................     3

ADVERTISEMENT OF THE SEPARATE ACCOUNT.......................................     6

VOTING RIGHTS...............................................................     7

ERISA.......................................................................     8

TAXES.......................................................................     9

WITHDRAWALS.................................................................    13

FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT................................     1

FINANCIAL STATEMENTS OF METLIFE.............................................   F-1







B-PPA-82

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[ ] Metropolitan Life Separate Account E

[ ] Metropolitan Series Fund, Inc.

[ ] Met Investors Series Trust

[ ] Calvert Social Balanced Portfolio

[ ] American Funds Insurance Series(R)

[ ] I have changed my address. My current address is:




----------------------------------------
                                              Name ---------------------------------
            (Contract Number)

----------------------------------------    Address --------------------------------

                (Signature)                         --------------------------------
                                                                                 zip



Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893

                                                                 MAY 1, 2009

PREFERENCE PLUS(R) ACCOUNT VARIABLE ANNUITY CONTRACTS ISSUED

BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes group Preference Plus Account contracts for deferred variable annuities ("Deferred Annuities") and Preference Plus immediate variable income annuities ("Income Annuities"). We no longer offer the Income Annuity.

--------------------------------------------------------------------------------
You decide how to allocate your money among the various available investment choices. The investment choices available are listed in the Contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed Interest Account/Fixed Income Option (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), Portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series(R) ("American Funds(R)"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.

                  AMERICAN FUNDS(R)
AMERICAN FUNDS GLOBAL       AMERICAN FUNDS GROWTH-
SMALL CAPITALIZATION        INCOME
AMERICAN FUNDS GROWTH
                 MET INVESTORS FUND
BLACKROCK LARGE CAP CORE    LORD ABBETT BOND
CLARION GLOBAL REAL ESTATE  DEBENTURE
HARRIS OAKMARK              MET/AIM SMALL CAP GROWTH
INTERNATIONAL               MFS(R) RESEARCH
JANUS FORTY                 INTERNATIONAL
LAZARD MID CAP              OPPENHEIMER CAPITAL
LEGG MASON PARTNERS         APPRECIATION
AGGRESSIVE GROWTH           PIMCO TOTAL RETURN
LEGG MASON VALUE EQUITY     RCM TECHNOLOGY
                            T. ROWE PRICE MID CAP
                            GROWTH
                  METROPOLITAN FUND
ARTIO INTERNATIONAL STOCK   METLIFE CONSERVATIVE
                            ALLOCATION
BARCLAYS CAPITAL AGGREGATE  METLIFE CONSERVATIVE TO
  BOND INDEX                MODERATE ALLOCATION
BLACKROCK AGGRESSIVE        METLIFE MID CAP STOCK
  GROWTH                    INDEX
BLACKROCK BOND INCOME       METLIFE MODERATE
                            ALLOCATION
BLACKROCK DIVERSIFIED       METLIFE MODERATE TO
                            AGGRESSIVE ALLOCATION
BLACKROCK LARGE CAP VALUE   METLIFE STOCK INDEX
BLACKROCK LEGACY LARGE CAP  MFS(R) TOTAL RETURN
  GROWTH
BLACKROCK STRATEGIC VALUE   MFS(R) VALUE
DAVIS VENTURE VALUE         MORGAN STANLEY EAFE(R)
                            INDEX
FI MID CAP OPPORTUNITIES    NEUBERGER BERMAN MID CAP
                            VALUE
FI VALUE LEADERS            OPPENHEIMER GLOBAL
                            EQUITY
JENNISON GROWTH             RUSSELL 2000(R) INDEX
LOOMIS SAYLES SMALL CAP     T. ROWE PRICE LARGE CAP
  CORE                      GROWTH
LOOMIS SAYLES SMALL CAP     T. ROWE PRICE SMALL CAP
  GROWTH                    GROWTH
MET/ARTISAN MID CAP VALUE   WESTERN ASSET MANAGEMENT
METLIFE AGGRESSIVE          STRATEGIC BOND
ALLOCATION                    OPPORTUNITIES
                            WESTERN ASSET MANAGEMENT
                            U.S. GOVERNMENT

Certain Portfolios have been subject to a name change. Please see Appendix A-1 "Additional
Information Regarding the Portfolios".




HOW TO LEARN MORE:

Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities, the Income Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2009. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page C-PPA 78 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:

Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893
Phone: (800) 638-7732

The Securities and Exchange Commission has a website (http://www.sec.gov), which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Prospectus is not valid unless attached to the current Metropolitan Fund, Met Investors Fund and American Funds(R) prospectuses which are attached to the back of this Prospectus. You should also read these Prospectuses carefully before purchasing a Deferred Annuity or Income Annuity.


 DEFERRED ANNUITIES
 AVAILABLE:
   - Non-Qualified

   - Traditional IRA

   - Roth IRA

   - Unallocated
     Keogh


 INCOME ANNUITIES AVAILABLE:
   - Non-Qualified

   - Traditional IRA

   - Roth IRA

   - Unallocated
     Keogh


 A WORD ABOUT INVESTMENT RISK:
 An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:

   - a bank deposit or obligation;

   - federally insured or guaranteed; or

   - endorsed by any bank or other financial institution.


                                 (METLIFE LOGO)

TABLE OF CONTENTS


IMPORTANT TERMS YOU SHOULD KNOW...........................................   C-PPA-4
TABLE OF EXPENSES.........................................................   C-PPA-6
ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION.....................   C-PPA-11
METLIFE...................................................................   C-PPA-12
METROPOLITAN LIFE SEPARATE ACCOUNT E......................................   C-PPA-12
VARIABLE ANNUITIES........................................................   C-PPA-12
  A Deferred Annuity.....................................................    C-PPA-13
  An Income Annuity......................................................    C-PPA-13
YOUR INVESTMENT CHOICES...................................................   C-PPA-13
  Certain Payments We Receive With Regard to the Portfolios..............    C-PPA-18
DEFERRED ANNUITIES........................................................   C-PPA-19
  The Deferred Annuity and Your Retirement Plan..........................    C-PPA-19
  Automated Investment Strategies........................................    C-PPA-19
  Purchase Payments......................................................    C-PPA-21
    Allocation of Purchase Payments.......................................   C-PPA-21
    Automated Purchase Payments...........................................   C-PPA-21
    Limits on Purchase Payments...........................................   C-PPA-21
  The Value of Your Investment...........................................    C-PPA-22
  Transfers..............................................................    C-PPA-22
  Access to Your Money...................................................    C-PPA-25
    Systematic Withdrawal Program.........................................   C-PPA-25
    Minimum Distribution..................................................   C-PPA-26
  Contract Fee...........................................................    C-PPA-27
  Charges................................................................    C-PPA-27
    Insurance-Related Charge..............................................   C-PPA-27
    Investment-Related Charge.............................................   C-PPA-27
  Premium and Other Taxes................................................    C-PPA-27
  Early Withdrawal Charges...............................................    C-PPA-28
    When No Early Withdrawal Charge Applies...............................   C-PPA-29
    When A Different Early Withdrawal Charge May Apply....................   C-PPA-31
  Free Look..............................................................    C-PPA-31
  Death Benefit..........................................................    C-PPA-31
  Pay-Out Options (or Income Options)....................................    C-PPA-33
INCOME ANNUITIES..........................................................   C-PPA-33
  Income Payment Types...................................................    C-PPA-34
  Minimum Size of your Income Payment....................................    C-PPA-35
  The Value of Your Income Payments......................................    C-PPA-36
  Reallocations..........................................................    C-PPA-37





C-PPA-2

  Contract Fee...........................................................    C-PPA-40
  Charges................................................................    C-PPA-40
    Insurance-Related or Separate Account Charge..........................   C-PPA-41
    Investment-Related Charge.............................................   C-PPA-41
  Premium and Other Taxes................................................    C-PPA-41
  Free Look..............................................................    C-PPA-41
GENERAL INFORMATION.......................................................   C-PPA-42
  Administration.........................................................    C-PPA-42
    Purchase Payments.....................................................   C-PPA-42
    Confirming Transactions...............................................   C-PPA-42
    Processing Transactions...............................................   C-PPA-43
     By Telephone or Internet.............................................   C-PPA-43
     After Your Death.....................................................   C-PPA-43
     Misstatement.........................................................   C-PPA-44
     Third Party Requests.................................................   C-PPA-44
     Valuation -- Suspension of Payments..................................   C-PPA-44
  Advertising Performance................................................    C-PPA-44
  Changes to Your Deferred Annuity or Income Annuity.....................    C-PPA-46
  Voting Rights..........................................................    C-PPA-46
  Who Sells the Deferred Annuities and Income Annuities..................    C-PPA-47
  Financial Statements...................................................    C-PPA-49
  Your Spouse's Rights...................................................    C-PPA-49
  When We Can Cancel Your Deferred Annuity or Income Annuity.............    C-PPA-50
INCOME TAXES..............................................................   C-PPA-50
LEGAL PROCEEDINGS.........................................................   C-PPA-61
APPENDIX A PREMIUM TAX TABLE..............................................   C-PPA-62
APPENDIX A-1 ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS..............   C-PPA-63
APPENDIX B ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION..........   C-PPA-64
APPENDIX C PORTFOLIO LEGAL AND MARKETING NAMES............................   C-PPA-77
APPENDIX D TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION..   C-PPA-78



The Deferred Annuities or Income Annuities are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, the attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.





                                                                         C-PPA-3

IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE

When you purchase a Deferred Annuity, an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account.

ACCUMULATION UNIT VALUE

With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ANNUITY UNIT VALUE

With an Income Annuity or variable pay-out option, the money paid-in or reallocated into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under an Income Annuity or variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.

CONTRACT

A Contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. You as the participant or annuitant receive a certificate under the Contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.

CONTRACT YEAR

Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period. However, for the unallocated Keogh Deferred Annuity depending on underwriting and plan requirements, the first Contract Year may range from the initial three to 15 month period after the contract is issued.

EARLY WITHDRAWAL CHARGE

The early withdrawal charge is an amount we deduct from your Account Balance if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."





C-PPA-4

GOOD ORDER

A request or transaction generally is considered in "good order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in good order. If you have any questions, you should contact us or your sales representative before submitting the form or request.

INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When you allocate a purchase payment, transfer money or make reallocations of your income payment to an investment division, the investment division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, Met Investors Fund or American Funds(R).

METLIFE

MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE

The MetLife Designated Office is the MetLife office that will generally handle the administration of your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 1-800-638-7732.

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.

VARIABLE ANNUITY

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

YOU

In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or Income Annuity or the participant or annuitant for whom money is invested under group arrangements. In cases where we are referring to giving instructions or making payments to us for the unallocated Keogh Deferred Annuity, "you" means the trustee of the Keogh plan.





                                                                         C-PPA-5

 TABLE OF EXPENSES -- PREFERENCE PLUS DEFERRED ANNUITIES AND INCOME ANNUITIES

The following tables describe the fees and expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or make transfers/reallocations between the investment divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply. There are no fees for the Fixed Income Option.

---------------------------------------------------------------------------
CONTRACT OWNER TRANSACTION EXPENSES

  Sales Load Imposed on Purchase Payments...............................        None
  Early Withdrawal Charge (as a percentage of each purchase payment
     funding the withdrawal during the pay-in phase)(1).................    Up to 7%
  Exchange Fee for Deferred Annuities...................................        None
  Surrender Fee for Deferred Annuities..................................        None
  Income Annuity Contract Fee...........................................        None
  Transfer Fee..........................................................        None


(1) AN EARLY WITHDRAWAL CHARGE OF UP TO 7% MAY APPLY IF YOU WITHDRAW PURCHASE PAYMENTS WITHIN 7 YEARS OF WHEN THEY WERE CREDITED TO YOUR DEFERRED ANNUITY. THE CHARGE ON PURCHASE PAYMENTS IS CALCULATED ACCORDING TO THE FOLLOWING SCHEDULE:

DURING PURCHASE PAYMENT YEAR
1........................................................................    7%
2........................................................................    6%
3........................................................................    5%
4........................................................................    4%
5........................................................................    3%
6........................................................................    2%
7........................................................................    1%
THEREAFTER...............................................................    0%


     THERE ARE TIMES WHEN THE EARLY WITHDRAWAL CHARGE DOES NOT APPLY TO AMOUNTS THAT ARE WITHDRAWN FROM A DEFERRED ANNUITY. FOR EXAMPLE, EACH CONTRACT YEAR YOU MAY TAKE THE GREATER OF 10% (20% UNDER CERTAIN DEFERRED ANNUITIES) OF YOUR ACCOUNT BALANCE OR YOUR PURCHASE PAYMENTS MADE OVER 7 YEARS AGO FREE OF EARLY WITHDRAWAL CHARGES.

--------------------------------------------------------------------------------
The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.

Annual Contract Fee for Deferred Annuities(2).............                             None
Separate Account Charge (as a percentage of your average
  account value)(3)
  General Administrative Expenses Charge..................                             .20%
  Mortality and Expense Risk Charge.......................                             .75%
  Total Separate Account Annual Charge(3).................  Maximum Guaranteed Charge: .95%


(2) A $20 ANNUAL CONTRACT FEE IS IMPOSED ON MONEY IN THE FIXED INTEREST ACCOUNT. THIS FEE MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES.

(3) PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT CHARGE WILL NOT EXCEED .95% OF YOUR AVERAGE BALANCE IN THE INVESTMENT DIVISIONS FOR THE DEFERRED ANNUITIES OR THE AMOUNT OF UNDERLYING PORTFOLIO SHARES WE HAVE DESIGNATED IN THE INVESTMENT DIVISIONS TO GENERATE YOUR INCOME PAYMENTS FOR THE INCOME ANNUITY. FOR PURPOSES OF PRESENTATION HERE, WE ESTIMATED THE ALLOCATION BETWEEN GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK CHARGE.

     WE ARE WAIVING 0.08% OF THE SEPARATE ACCOUNT CHARGE FOR THE INVESTMENT DIVISION INVESTING IN THE BLACKROCK LARGE-CAP CORE PORTFOLIO.

--------------------------------------------------------------------------------

The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Deferred Annuity or the Income Annuity. Certain Portfolios may impose a redemption fee in the future. All of the Portfolios listed below are Class A except for the Portfolios of the American Funds(R), which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund and the American Funds(R) fees and expenses are contained in their respective prospectuses.

Total Annual Metropolitan Fund, Met Investors Fund and American       Minimum   Maximum
Funds(R)                                                              -------   -------
  Operating Expenses for the fiscal year ending December 31, 2008
     (expenses that are deducted from these Funds' assets
     include management fees, distribution fees (12b-1 fees) and
     other expenses)................................................    0.29%     1.03%







C-PPA-6

ANNUAL EXPENSES AMERICAN FUNDS(R)
-- CLASS 2  For fiscal year ending
December 31, 2008 (as a percentage
of average daily net assets)

                                                   DISTRIBUTION              ACQUIRED    TOTAL     CONTRACTUAL FEE    NET TOTAL
                                                      AND/OR                FUND FEES    ANNUAL     WAIVER AND/OR      ANNUAL
                                      MANAGEMENT  SERVICE(12B-1)    OTHER      AND     OPERATING       EXPENSE        OPERATING
                                          FEE          FEES       EXPENSES  EXPENSES*   EXPENSES    REIMBURSEMENT    EXPENSES**
-------------------------------------------------------------------------------------------------------------------------------
American Funds Global Small
  Capitalization Fund...............     0.71%         0.25%        0.03%       --       0.99%            --            0.99%
American Funds Growth Fund..........     0.32%         0.25%        0.01%       --       0.58%            --            0.58%
American Funds Growth-Income Fund...     0.27%         0.25%        0.01%       --       0.53%            --            0.53%






ANNUAL EXPENSES MET INVESTORS FUND
-- CLASS A  For fiscal year ending
December 31, 2008 (as a percentage
of average daily net assets)

                                                    DISTRIBUTION              ACQUIRED    TOTAL     CONTRACTUAL FEE    NET TOTAL
                                                       AND/OR                FUND FEES    ANNUAL     WAIVER AND/OR      ANNUAL
                                      MANAGEMENT  SERVICE (12B-1)    OTHER      AND     OPERATING       EXPENSE        OPERATING
                                          FEE           FEES       EXPENSES  EXPENSES*   EXPENSES    REIMBURSEMENT    EXPENSES**
--------------------------------------------------------------------------------------------------------------------------------
BlackRock Large Cap Core Portfolio..     0.58%           --          0.04%       --       0.62%            --            0.62%
Clarion Global Real Estate
  Portfolio.........................     0.63%           --          0.06%       --       0.69%            --            0.69%
Harris Oakmark International
  Portfolio.........................     0.78%           --          0.07%       --       0.85%            --            0.85%
Janus Forty Portfolio...............     0.64%           --          0.03%       --       0.67%            --            0.67%
Lazard Mid Cap Portfolio............     0.69%           --          0.05%       --       0.74%            --            0.74%(1)
Legg Mason Partners Aggressive
  Growth Portfolio..................     0.63%           --          0.02%       --       0.65%            --            0.65%
Legg Mason Value Equity Portfolio...     0.63%           --          0.04%       --       0.67%            --            0.67%
Lord Abbett Bond Debenture
  Portfolio.........................     0.50%           --          0.03%       --       0.53%            --            0.53%
Met/AIM Small Cap Growth Portfolio..     0.86%           --          0.03%       --       0.89%            --            0.89%
MFS(R) Research International
  Portfolio.........................     0.70%           --          0.07%       --       0.77%            --            0.77%
Oppenheimer Capital Appreciation
  Portfolio.........................     0.59%           --          0.03%       --       0.62%            --            0.62%
PIMCO Total Return Portfolio........     0.48%           --          0.04%       --       0.52%            --            0.52%
RCM Technology Portfolio............     0.88%           --          0.09%       --       0.97%            --            0.97%
T. Rowe Price Mid Cap Growth
  Portfolio.........................     0.75%           --          0.03%       --       0.78%            --            0.78%






ANNUAL EXPENSES METROPOLITAN FUND
-- CLASS A  For fiscal year ending
December 31, 2008 (as a percentage
of average daily net assets)

                                                    DISTRIBUTION              ACQUIRED    TOTAL     CONTRACTUAL FEE    NET TOTAL
                                                       AND/OR                FUND FEES    ANNUAL     WAIVER AND/OR      ANNUAL
                                      MANAGEMENT  SERVICE (12B-1)    OTHER      AND     OPERATING       EXPENSE        OPERATING
                                          FEE           FEES       EXPENSES  EXPENSES*   EXPENSES    REIMBURSEMENT    EXPENSES**
--------------------------------------------------------------------------------------------------------------------------------
Artio International Stock
  Portfolio.........................     0.82%           --          0.13%        --      0.95%          0.03%           0.92%(2)
Barclays Capital Aggregate Bond
  Index Portfolio...................     0.25%           --          0.04%        --      0.29%          0.01%           0.28%(3)
BlackRock Aggressive Growth
  Portfolio.........................     0.72%           --          0.05%        --      0.77%             --           0.77%
BlackRock Bond Income Portfolio.....     0.38%           --          0.05%        --      0.43%          0.01%           0.42%(4)
BlackRock Diversified Portfolio.....     0.45%           --          0.04%        --      0.49%             --           0.49%
BlackRock Large Cap Value
  Portfolio.........................     0.67%           --          0.05%        --      0.72%             --           0.72%
BlackRock Legacy Large Cap Growth
  Portfolio.........................     0.73%           --          0.05%        --      0.78%          0.01%           0.77%(5)
BlackRock Strategic Value
  Portfolio.........................     0.84%           --          0.05%        --      0.89%             --           0.89%
Davis Venture Value Portfolio.......     0.70%           --          0.03%        --      0.73%          0.04%           0.69%(6)
FI Mid Cap Opportunities Portfolio       0.68%           --          0.07%        --      0.75%             --           0.75%
FI Value Leaders Portfolio..........     0.65%           --          0.06%        --      0.71%             --           0.71%
Jennison Growth Portfolio...........     0.63%           --          0.04%        --      0.67%             --           0.67%







                                                                         C-PPA-7

ANNUAL EXPENSES METROPOLITAN FUND
-- CLASS A  For fiscal year ending
December 31, 2008 (as a percentage
of average net assets)

                                                    DISTRIBUTION              ACQUIRED    TOTAL     CONTRACTUAL FEE    NET TOTAL
                                                       AND/OR                FUND FEES    ANNUAL     WAIVER AND/OR      ANNUAL
                                      MANAGEMENT  SERVICE (12B-1)    OTHER      AND     OPERATING       EXPENSE        OPERATING
                                          FEE           FEES       EXPENSES  EXPENSES*   EXPENSES    REIMBURSEMENT    EXPENSES**
--------------------------------------------------------------------------------------------------------------------------------
Loomis Sayles Small Cap Core
  Portfolio.........................     0.90%           --          0.06%        --      0.96%          0.05%           0.91%(7)
Loomis Sayles Small Cap Growth
  Portfolio.........................     0.90%           --          0.13%        --      1.03%          0.06%           0.97%(8)
Met/Artisan Mid Cap Value
  Portfolio.........................     0.81%           --          0.04%        --      0.85%             --           0.85%
MetLife Aggressive Allocation
  Portfolio.........................     0.10%           --          0.03%     0.72%      0.85%          0.03%           0.82%(9)
MetLife Conservative Allocation
  Portfolio.........................     0.10%           --          0.02%     0.56%      0.68%          0.02%           0.66%(9)
MetLife Conservative to Moderate
  Allocation Portfolio..............     0.09%           --          0.01%     0.61%      0.71%             --           0.71%(9)
MetLife Mid Cap Stock Index
  Portfolio.........................     0.25%           --          0.08%        --      0.33%          0.01%           0.32%(3)
MetLife Moderate Allocation
  Portfolio.........................     0.07%           --             --     0.65%      0.72%             --           0.72%(9)
MetLife Moderate to Aggressive
  Allocation Portfolio..............     0.07%           --             --     0.68%      0.75%             --           0.75%(9)
MetLife Stock Index Portfolio.......     0.25%           --          0.04%        --      0.29%          0.01%           0.28%(3)
MFS(R) Total Return Portfolio.......     0.53%           --          0.05%        --      0.58%             --           0.58%
MFS(R) Value Portfolio..............     0.72%           --          0.08%        --      0.80%          0.07%           0.73%(10)
Morgan Stanley EAFE(R) Index
  Portfolio.........................     0.30%           --          0.12%     0.01%      0.43%          0.01%           0.42%(11)
Neuberger Berman Mid Cap Value
  Portfolio.........................     0.65%           --          0.04%        --      0.69%             --           0.69%
Oppenheimer Global Equity
  Portfolio.........................     0.52%           --          0.09%        --      0.61%             --           0.61%
Russell 2000(R) Index Portfolio.....     0.25%           --          0.07%     0.01%      0.33%          0.01%           0.32%(3)
T. Rowe Price Large Cap Growth
  Portfolio.........................     0.60%           --          0.07%        --      0.67%             --           0.67%
T. Rowe Price Small Cap Growth
  Portfolio.........................     0.51%           --          0.08%        --      0.59%             --           0.59%
Western Asset Management Strategic
  Bond
Opportunities Portfolio.............     0.60%           --          0.05%        --      0.65%             --           0.65%
Western Asset Management U.S.
  Government Portfolio..............     0.48%           --          0.04%        --      0.52%             --           0.52%





(*) ACQUIRED FUND FEES AND EXPENSES ARE FEES AND EXPENSES INCURRED INDIRECTLY BY A PORTFOLIO AS A RESULT OF INVESTING IN SHARES OF ONE OR MORE UNDERLYING PORTFOLIOS.

(**) NET TOTAL ANNUAL OPERATING EXPENSES DO NOT REFLECT: (1) VOLUNTARY WAIVERS
     OF FEES OR EXPENSES; (2) CONTRACTUAL WAIVERS THAT ARE IN EFFECT FOR LESS THAN ONE YEAR FROM THE DATE OF THIS PROSPECTUS; OR (3) EXPENSE REDUCTIONS RESULTING FROM CUSTODIAL FEE CREDITS OR DIRECTED BROKERAGE ARRANGEMENTS.

(1) OTHER EXPENSES INCLUDE 0.02% OF DEFERRED EXPENSE REIMBURSEMENT FROM A PRIOR PERIOD.

(2) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.81% FOR THE FIRST $500 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND 0.78% FOR THE NEXT $500 MILLION.

(3) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO 0.243%.

(4) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.325% FOR THE PORTFOLIO'S AVERAGE DAILY NET ASSETS IN EXCESS OF $1 BILLION BUT LESS THAN $2 BILLION.

(5) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.73% FOR THE FIRST $300 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND 0.705% FOR THE NEXT $700 MILLION.

(6) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.75% FOR THE FIRST $50 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS, 0.70% FOR THE NEXT $450 MILLION, 0.65% FOR THE NEXT $4 BILLION, AND 0.625% FOR AMOUNTS OVER $4.5 BILLION.

(7) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.85% FOR THE FIRST $500 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND 0.80% FOR AMOUNTS OVER $500 MILLION.

(8) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.85% FOR THE FIRST $100 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND 0.80% FOR AMOUNTS OVER $100 MILLION.

(9) THE PORTFOLIO IS A "FUND OF FUNDS" THAT INVESTS SUBSTANTIALLY ALL OF ITS ASSETS IN OTHER PORTFOLIOS OF THE MET INVESTORS SERIES TRUST AND THE METROPOLITAN SERIES FUND, INC. BECAUSE THE PORTFOLIO INVESTS IN OTHER UNDERLYING PORTFOLIOS, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE




C-PPA-8

     UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE MANAGEMENT FEE. METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO WAIVE FEES OR PAY ALL EXPENSES (OTHER THAN ACQUIRED FUND FEES AND EXPENSES, BROKERAGE COSTS, TAXES, INTEREST AND ANY EXTRAORDINARY EXPENSES) SO AS TO LIMIT NET OPERATING EXPENSES OF THE PORTFOLIO TO 0.10% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES, 0.35% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B SHARES AND 0.25% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS E SHARES.

(10) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.65% FOR THE FIRST $1.25 BILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS, 0.60% FOR THE NEXT $250 MILLION, AND 0.50% FOR AMOUNTS OVER $1.5 BILLION.

(11) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO 0.293%.

EXAMPLES
   The examples are intended to help you compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolios and expenses (described in the third table).

EXAMPLE 1.
This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

  - there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

  -  reimbursement and/or waiver of expenses was not in effect;

  - your Deferred Annuity permits you to withdraw 10% of your Account Balance free from early withdrawal charges each Contract Year;

  -  you bear the minimum or maximum fees and expenses of any of the Portfolios;

  -  there is a maximum Separate Account charge of 0.95%;

  -  the underlying Portfolio earns a 5% annual return; and

  - you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.

                                                          1        3         5        10
                                                        YEAR     YEARS     YEARS     YEARS
------------------------------------------------------------------------------------------
Maximum..............................................   $851    $1,116    $1,365    $2,297
Minimum..............................................   $782    $  893    $  980    $1,496


EXAMPLE 2.
This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

  - there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

  -  reimbursement and/or waiver of expenses was not in effect;

  - your Deferred Annuity permits you to withdraw 20% of your Account Balance free from early withdrawal charges each Contract year;

  -  you bear the minimum or maximum fees and expenses of any of the Portfolios;

  -  there is a Maximum Separate Account charge of 0.95%;





                                                                         C-PPA-9

  -  the underlying Portfolio earns a 5% annual return; and

  - you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.

                                                          1        3         5        10
                                                        YEAR     YEARS     YEARS     YEARS
------------------------------------------------------------------------------------------
Maximum..............................................   $781    $1,066    $1,352    $2,297
Minimum..............................................   $712    $  851    $  980    $1,496


EXAMPLE 3.
This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

  - there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

  -  reimbursement and/or waiver of expenses was not in effect;

  -  you bear the minimum or maximum fees and expenses of any of the Portfolios;

  -  there is a maximum Separate Account charge of 0.95%;

  -  the underlying Portfolio earns a 5% annual return; and

  - you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) or do not surrender your Deferred Annuity. (No early withdrawal charges are deducted.)

                                                           1       3         5        10
                                                         YEAR    YEARS     YEARS     YEARS
------------------------------------------------------------------------------------------
Maximum...............................................   $201     $621    $1,065    $2,297
Minimum...............................................   $126     $393    $  680    $1,496







C-PPA-10

 ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION
See Appendix B







                                                                        C-PPA-11

METLIFE


Metropolitan Life Insurance Company ("MetLife" or the "Company") is a wholly-owned subsidiary of MetLife, Inc. (NYSE: MET), a publicly traded company. MetLife's home office is located at 200 Park Avenue, New York, New York 10166-0188. MetLife was formed under the laws of New York State in 1868. MetLife, Inc. is a leading provider of individual insurance, employee benefits and financial services with operations throughout the United States and the Latin America, Europe and Asia Pacific regions. Through its subsidiaries and affiliates, MetLife, Inc. offers life insurance, annuities, automobile and homeowners insurance, retail banking and other financial services to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. For more information, please visit www.metlife.com.

METROPOLITAN LIFE SEPARATE ACCOUNT E


We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Annuity Contracts and other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940 as amended ("1940 Act").

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

VARIABLE ANNUITIES


There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or the amount of each income payment varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money or income payment amount is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." The Fixed Interest Account offers an interest rate that is guaranteed by us (the current minimum rate on the Fixed Interest Account is 3% but may be lower based on your state and issue date and, therefore, may be lower for certain Contracts). Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

The group Deferred Annuities and group Income Annuities described in this Prospectus are offered to employers, associations, trusts or other groups for their employees, members or participants.





C-PPA-12

A DEFERRED ANNUITY

You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit any investment returns as long as the money remains in your account.

All IRAs receive tax deferral under the Internal Revenue Code. There are no additional tax benefits from funding an IRA with a Deferred Annuity. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity in an IRA, such as the availability of a guaranteed income for life or the death benefit.

Because the Contract proceeds must be distributed within the time periods required by the federal Internal Revenue Code, the right of a spouse to continue the Contract and all Contract provisions relating to spousal continuation, if any, are available only to a person who is defined as a "spouse" under the federal Defense of Marriage Act, or any other applicable federal law. Therefore, under current federal law, a purchaser who has or is contemplating a civil union or same sex marriage should note that the rights of a spouse under the spousal continuation provisions of this Contract will not be available to such partner or same sex marriage spouse.

A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase. The pay-out phase begins when you either take all of your money out of the account or you elect "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."

The Deferred Annuity is no longer available. Current contract owners may continue to make additional purchase payments.

AN INCOME ANNUITY

An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of income payment suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments you receive will depend on such things as the income payment type you choose, your investment choices and the amount of your purchase payment.

The Income Annuities are no longer available.

YOUR INVESTMENT CHOICES


The Metropolitan Fund, Met Investors Fund and American Funds(R) and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. The Metropolitan Fund, Met Investors Fund and American Funds(R) prospectuses are attached at the end of this Prospectus. You should read these prospectuses carefully before making purchase payments to the investment divisions. The Class A shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on the American Funds Portfolios, which are Class 2.

The investment choices are listed in alphabetical order, (based upon the Portfolios' legal names). (See Appendix C Portfolio Legal and Marketing Names.) The investment divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account/Fixed Income Option. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. The degree of investment risk you assume will depend on the investment divisions you choose. While the




                                                                        C-PPA-13
investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance or variable income payments based on amounts allocated to the investment divisions may go down as well as up.

ASSET ALLOCATION PORTFOLIOS

The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio, and the MetLife Aggressive Allocation Portfolio, also known as the "asset allocation portfolios," are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation portfolios will bear its pro-rata portion of the fees and expenses incurred by the underlying Portfolios in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the asset allocation portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers. For more information regarding the asset allocation portfolios, please read the prospectus for these portfolios.


                                                                  INVESTMENT MANAGER/
                                                                     SUB-INVESTMENT
          PORTFOLIO                   INVESTMENT OBJECTIVE              MANAGER
          ---------                   --------------------        -------------------
      AMERICAN FUNDS(R)
American Funds Global Small     Seeks capital appreciation        Capital Research
  Capitalization Fund           through stocks.                   and Management
                                                                  Company
American Funds Growth Fund      Seeks capital appreciation        Capital Research
                                through stocks.                   and Management
                                                                  Company
American Funds Growth-Income    Seeks both capital appreciation   Capital Research
  Fund                          and income.                       and Management
                                                                  Company
     MET INVESTORS FUND#
BlackRock Large Cap Core        Seeks long-term capital growth.   MetLife Advisers,
  Portfolio                                                       LLC
                                                                  Sub-Investment
                                                                  Manager: BlackRock
                                                                  Advisors, LLC
Clarion Global Real Estate      Seeks to provide total return     MetLife Advisers,
  Portfolio                     through investment in real        LLC
                                estate securities, emphasizing    Sub-Investment
                                both capital appreciation and     Manager: ING
                                current income.                   Clarion Real Estate
                                                                  Securities, L.P.
Harris Oakmark International    Seeks long-term capital           MetLife Advisers,
  Portfolio                     appreciation.                     LLC
                                                                  Sub-Investment
                                                                  Manager: Harris
                                                                  Associates L.P.
Janus Forty Portfolio           Seeks capital appreciation.       MetLife Advisers,
                                                                  LLC
                                                                  Sub-Investment
                                                                  Manager: Janus
                                                                  Capital Management
                                                                  LLC
Lazard Mid Cap Portfolio        Seeks long-term growth of         MetLife Advisers,
                                capital.                          LLC
                                                                  Sub-Investment
                                                                  Manager: Lazard
                                                                  Asset Management
                                                                  LLC





C-PPA-14

                                                                  INVESTMENT MANAGER/
                                                                     SUB-INVESTMENT
          PORTFOLIO                   INVESTMENT OBJECTIVE              MANAGER
          ---------                   --------------------        -------------------
Legg Mason Partners             Seeks capital appreciation.       MetLife Advisers,
  Aggressive Growth Portfolio                                     LLC
                                                                  Sub-Investment
                                                                  Manager:
                                                                  ClearBridge
                                                                  Advisors, LLC
Legg Mason Value Equity         Seeks long-term growth of         MetLife Advisers,
  Portfolio                     capital.                          LLC
                                                                  Sub-Investment
                                                                  Manager: Legg Mason
                                                                  Capital Management,
                                                                  Inc.
Lord Abbett Bond Debenture      Seeks high current income and     MetLife Advisers,
  Portfolio                     the opportunity for capital       LLC
                                appreciation to produce a high    Sub-Investment
                                total return.                     Manager: Lord,
                                                                  Abbett & Co. LLC
Met/AIM Small Cap Growth        Seeks long-term growth of         MetLife Advisers,
  Portfolio                     capital.                          LLC
                                                                  Sub-Investment
                                                                  Manager: Invesco
                                                                  Aim Capital
                                                                  Management, Inc.
MFS(R) Research International   Seeks capital appreciation.       MetLife Advisers,
  Portfolio                                                       LLC
                                                                  Sub-Investment
                                                                  Manager:
                                                                  Massachusetts
                                                                  Financial Services
                                                                  Company
Oppenheimer Capital             Seeks capital appreciation.       MetLife Advisers,
  Appreciation Portfolio                                          LLC
                                                                  Sub-Investment
                                                                  Manager:
                                                                  OppenheimerFunds,
                                                                  Inc.
PIMCO Total Return Portfolio    Seeks maximum total return,       MetLife Advisers,
                                consistent with the               LLC
                                preservation of capital and       Sub-Investment
                                prudent investment management.    Manager: Pacific
                                                                  Investment
                                                                  Management Company
                                                                  LLC
RCM Technology Portfolio        Seeks capital appreciation; no    MetLife Advisers,
                                consideration is given to         LLC
                                income.                           Sub-Investment
                                                                  Manager: RCM
                                                                  Capital Management
                                                                  LLC
T. Rowe Price Mid Cap Growth    Seeks long-term growth of         MetLife Advisers,
  Portfolio                     capital.                          LLC
                                                                  Sub-Investment
                                                                  Manager: T. Rowe
                                                                  Price Associates,
                                                                  Inc.
      METROPOLITAN FUND
Artio International Stock       Seeks long-term growth of         MetLife Advisers,
  Portfolio                     capital.                          LLC
                                                                  Sub-Investment
                                                                  Manager: Artio
                                                                  Global Management,
                                                                  LLC
Barclays Capital Aggregate      Seeks to equal the performance    MetLife Advisers,
  Bond Index Portfolio          of the Barclays Capital U.S.      LLC
                                Aggregate Bond Index.             Sub-Investment
                                                                  Manager: MetLife
                                                                  Investment Advisors
                                                                  Company, LLC
BlackRock Aggressive Growth     Seeks maximum capital             MetLife Advisers,
  Portfolio                     appreciation.                     LLC
                                                                  Sub-Investment
                                                                  Manager: BlackRock
                                                                  Advisors, LLC
BlackRock Bond Income           Seeks a competitive total         MetLife Advisers,
  Portfolio                     return primarily from investing   LLC
                                in fixed-income securities.       Sub-Investment
                                                                  Manager: BlackRock
                                                                  Advisors, LLC
BlackRock Diversified           Seeks high total return while     MetLife Advisers,
  Portfolio                     attempting to limit investment    LLC
                                risk and preserve capital.        Sub-Investment
                                                                  Manager: BlackRock
                                                                  Advisors, LLC
BlackRock Large Cap Value       Seeks long-term growth of         MetLife Advisers,
  Portfolio                     capital.                          LLC
                                                                  Sub-Investment
                                                                  Manager: BlackRock
                                                                  Advisors, LLC





                                                                        C-PPA-15

                                                                  INVESTMENT MANAGER/
                                                                     SUB-INVESTMENT
          PORTFOLIO                   INVESTMENT OBJECTIVE              MANAGER
          ---------                   --------------------        -------------------
BlackRock Legacy Large Cap      Seeks long-term growth of         MetLife Advisers,
  Growth Portfolio              capital.                          LLC
                                                                  Sub-Investment
                                                                  Manager: BlackRock
                                                                  Advisors, LLC
BlackRock Strategic Value       Seeks high total return,          MetLife Advisers,
  Portfolio                     consisting principally of         LLC
                                capital appreciation.             Sub-Investment
                                                                  Manager: BlackRock
                                                                  Advisors, LLC
Davis Venture Value Portfolio   Seeks growth of capital.          MetLife Advisers,
                                                                  LLC
                                                                  Sub-Investment
                                                                  Manager: Davis
                                                                  Selected Advisers,
                                                                  L.P.
FI Mid Cap Opportunities        Seeks long-term growth of         MetLife Advisers,
  Portfolio                     capital.                          LLC
                                                                  Sub-Investment
                                                                  Manager: Pyramis
                                                                  Global Advisors,
                                                                  LLC
FI Value Leaders Portfolio      Seeks long-term growth of         MetLife Advisers,
                                capital.                          LLC
                                                                  Sub-Investment
                                                                  Manager: Pyramis
                                                                  Global Advisors,
                                                                  LLC
Jennison Growth Portfolio       Seeks long-term growth of         MetLife Advisers,
                                capital.                          LLC
                                                                  Sub-Investment
                                                                  Manager: Jennison
                                                                  Associates LLC
Loomis Sayles Small Cap Core    Seeks long-term capital growth    MetLife Advisers,
  Portfolio                     from investments in common        LLC
                                stocks or other equity            Sub-Investment
                                securities.                       Manager: Loomis,
                                                                  Sayles & Company,
                                                                  L.P.
Loomis Sayles Small Cap         Seeks long-term capital growth.   MetLife Advisers,
  Growth Portfolio                                                LLC
                                                                  Sub-Investment
                                                                  Manager: Loomis,
                                                                  Sayles & Company,
                                                                  L.P.
Met/Artisan Mid Cap Value       Seeks long-term capital growth.   MetLife Advisers,
  Portfolio                                                       LLC
                                                                  Sub-Investment
                                                                  Manager: Artisan
                                                                  Partners Limited
                                                                  Partnership
MetLife Aggressive Allocation   Seeks growth of capital.          MetLife Advisers,
  Portfolio                                                       LLC
MetLife Conservative            Seeks high level of current       MetLife Advisers,
  Allocation Portfolio          income, with growth of capital    LLC
                                as a secondary
                                objective.
MetLife Conservative to         Seeks high total return in the    MetLife Advisers,
  Moderate Allocation           form of income and growth of      LLC
  Portfolio                     capital, with a greater
                                emphasis on income.
MetLife Mid Cap Stock Index     Seeks to equal the performance    MetLife Advisers,
  Portfolio                     of the Standard & Poor's Mid      LLC
                                Cap 400(R) Composite Stock        Sub-Investment
                                Price Index.                      Manager: MetLife
                                                                  Investment Advisors
                                                                  Company, LLC
MetLife Moderate Allocation     Seeks a balance between a high    MetLife Advisers,
  Portfolio                     level of current income and       LLC
                                growth of capital, with a
                                greater emphasis on growth of
                                capital.
MetLife Moderate to             Seeks growth of capital.          MetLife Advisers,
  Aggressive Allocation                                           LLC
  Portfolio
MetLife Stock Index Portfolio   Seeks to equal the performance    MetLife Advisers,
                                of the Standard & Poor's          LLC
                                500(R)Composite Stock Price       Sub-Investment
                                Index.                            Manager: MetLife
                                                                  Investment Advisors
                                                                  Company, LLC
MFS(R) Total Return Portfolio   Seeks a favorable total return    MetLife Advisers,
                                through investment in a           LLC
                                diversified portfolio.            Sub-Investment
                                                                  Manager:
                                                                  Massachusetts
                                                                  Financial Services
                                                                  Company





C-PPA-16

                                                                  INVESTMENT MANAGER/
                                                                     SUB-INVESTMENT
          PORTFOLIO                   INVESTMENT OBJECTIVE              MANAGER
          ---------                   --------------------        -------------------
MFS(R) Value Portfolio          Seeks capital appreciation.       MetLife Advisers,
                                                                  LLC
                                                                  Sub-Investment
                                                                  Manager:
                                                                  Massachusetts
                                                                  Financial Services
                                                                  Company
Morgan Stanley EAFE(R) Index    Seeks to equal the performance    MetLife Advisers,
  Portfolio                     of the MSCI EAFE(R) Index.        LLC
                                                                  Sub-Investment
                                                                  Manager: MetLife
                                                                  Investment Advisors
                                                                  Company, LLC
Neuberger Berman Mid Cap        Seeks capital growth.             MetLife Advisers,
  Value Portfolio                                                 LLC
                                                                  Sub-Investment
                                                                  Manager: Neuberger
                                                                  Berman Management
                                                                  LCC
Oppenheimer Global Equity       Seeks capital appreciation.       MetLife Advisers,
  Portfolio                                                       LLC
                                                                  Sub-Investment
                                                                  Manager:
                                                                  OppenheimerFunds,
                                                                  Inc.
Russell 2000(R) Index           Seeks to equal the return of      MetLife Advisers,
  Portfolio                     the Russell 2000(R) Index.        LLC
                                                                  Sub-Investment
                                                                  Manager: MetLife
                                                                  Investment Advisors
                                                                  Company, LLC
T. Rowe Price Large Cap         Seeks long-term growth of         MetLife Advisers,
  Growth Portfolio              capital and, secondarily,         LLC
                                dividend income.                  Sub-Investment
                                                                  Manager: T. Rowe
                                                                  Price Associates,
                                                                  Inc.
T. Rowe Price Small Cap         Seeks long-term capital growth.   MetLife Advisers,
  Growth Portfolio                                                LLC
                                                                  Sub-Investment
                                                                  Manager: T. Rowe
                                                                  Price Associates,
                                                                  Inc.
Western Asset Management        Seeks to maximize total return    MetLife Advisers,
  Strategic Bond                consistent with preservation of   LLC
  Opportunities Portfolio       capital.                          Sub-Investment
                                                                  Manager: Western
                                                                  Asset Management
                                                                  Company
Western Asset Management U.S.   Seeks to maximize total return    MetLife Advisers,
  Government Portfolio          consistent with preservation of   LLC
                                capital and maintenance of        Sub-Investment
                                liquidity.                        Manager:
                                                                  Western Asset
                                                                  Management Company





(#) PRIOR TO MAY 1, 2009, MET ADVISORY, LLC WAS THE INVESTMENT MANAGER OF MET INVESTORS FUND. ON MAY 1, 2009, MET INVESTORS ADVISORY, LLC MERGED WITH AND INTO METLIFE ADVISERS, LLC, AND METLIFE ADVISERS, LLC HAS NOW BECOME THE INVESTMENT MANAGER OF THE MET INVESTORS FUND.

Some of the investment choices may not be available under the terms of the Deferred Annuity or Income Annuity. The Deferred Annuity Contract or other correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:

* Your employer, association or other group contract holder limits the available investment divisions.

* We have restricted the available investment divisions.

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, the Met Investors Fund or the American Funds(R) invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The American Funds Portfolios are made available by the American Funds(R) only through various insurance company annuities and insurance policies.





                                                                        C-PPA-17

The Metropolitan Fund, the Met Investors Fund and the American Funds(R) are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the 1940 Act. A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund and Met Investors Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds(R) pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for the Metropolitan Fund, Met Investors Fund and American Funds(R).

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are also discussed in each Fund's prospectus.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

An investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of an Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager or sub-investment manager of an Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment manager MetLife Advisers, LLC, which is formed as a limited liability company. Our ownership interest in MetLife Advisers, LLC entitles us to profit distributions if the investment manager makes a profit with respect to the investment manager fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the adviser. (See the Table of Expenses for information on the investment management fees paid by the Portfolios and the Statement of Additional Information for the Portfolios for information on the management fees paid by the investment managers to the sub-investment managers.)

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio's 12b-1 Plan, if any, is described in more detail in the Portfolio's prospectus. (See the Fee Table and "Who Sells the Deferred Annuities and Income Annuities.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.

We select the Portfolios offered through this Contract based on a number of criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates




C-PPA-18
or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments transfers of contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract Owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Contract value to such Portfolios.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series(R). (See "Who Sells the Deferred Annuities and Income Annuities.")

DEFERRED ANNUITIES


This Prospectus describes the following Deferred Annuities under which you can accumulate money:

* Non-Qualified       * Roth IRAs (Roth
* Traditional IRA       Individual
  (Individual           Retirement
  Retirement            Annuities)
  Annuities)          * Unallocated Keogh


Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder. Deferred Annuities may be either:

* Allocated (your Account Balance records are kept for you as an individual); or

* Unallocated (Account Balance records are kept for a plan or group as a whole).



THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN

If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, automated investment strategies, purchase payments, withdrawals, transfers, the death benefit and pay-out options. The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult the Deferred Annuity Contract and plan document to see how you may be affected.

AUTOMATED INVESTMENT STRATEGIES

There are five automated investment strategies available to you. We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings




                                                                        C-PPA-19
goals. These investment strategies are available to you without any additional charges. However, the investment strategies are not available for the unallocated Keogh Deferred Annuities. As with any investment program, no strategy can guarantee a gain -- you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.

THE EQUITY GENERATOR(SM) An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or BlackRock Aggressive Growth Division based on your selection. If your Fixed Interest Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and you never request allocation changes or transfers, you will not pay more in early withdrawal charges than your Contract earns. Early withdrawal charges may be taken from any earnings.

THE EQUALIZER(SM) You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the BlackRock Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen investment division to make the value of each equal. For example, if you choose the MetLife Stock Index Division and over the quarter it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.

THE REBALANCER(R) You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

THE INDEX SELECTOR(SM) You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your Account Balance is allocated among the Barclays Capital Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when you elected the Index Selector. You should consider whether it is appropriate for you to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the model. We may rely on a third party for its expertise in creating appropriate allocations.

The asset allocation models used in the Index Selector strategy may change from time to time. If you are interested in an updated model, please contact your sales representative.

THE ALLOCATOR(SM) Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account balance is exhausted, this strategy is automatically discontinued.

The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you wish to continue the strategy through periods of fluctuating prices.





C-PPA-20

PURCHASE PAYMENTS

There is no minimum purchase payment except for the unallocated Keogh Deferred Annuity. If you have an unallocated Keogh Deferred Annuity, each purchase payment must be at least $2,000. In addition, your total purchase payments must be at least $15,000 for the first Contract Year and at least $5,000 each subsequent Contract Year.

You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, debit authorization, salary reduction or salary deduction. You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option.

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change, as long as it is within 30 days after we receive the request.

If you choose to make an allocation to the asset allocation investment divisions with your initial purchase payment, 100% of your allocation to the investment choices must be to only one of the asset allocation investment divisions. After the initial purchase payment has been made, you may allocate subsequent purchase payments or make transfers from any asset allocation investment division to any investment choice or to one or more of the asset allocation investment divisions.

AUTOMATED PURCHASE PAYMENTS

If you purchase a Non-Qualified Deferred Annuity, you may elect to have purchase payments made automatically. With "automatic payroll deduction," your employer deducts an amount from your salary and makes the purchase payment for you. With purchase payments through debit authorization your bank deducts money from your bank account and makes the purchase payment for you.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

* Federal tax laws.

* Our right to limit the total of your purchase payments to $1,000,000. For the unallocated Keogh Deferred Annuity, we limit purchase payments to $5,000,000 per year. We may change the maximum by telling you in writing at least 90 days in advance.

* Regulatory requirements. For example, if you reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after you have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to you after you turn age 60; or after you turn age 63, if the Deferred Annuity was issued before you were age 61.

* A withdrawal should you leave your job (for the unallocated Keogh Deferred Annuity).

* Retirement, for certain Deferred Annuities. You may no longer make purchase payments if you retire.

* Receiving systematic termination payments (described later).





                                                                        C-PPA-21

THE VALUE OF YOUR INVESTMENT

Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

* First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of our insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

* Finally, we multiply the previous Accumulation Unit Value by this result.

EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

$500    =  50 accumulation units
----
 $10


CALCULATING THE ACCUMULATION UNIT VALUE

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525. (50 x $10.50 = $525)

            $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475. (50 x $9.50 = $475).

             $10.00 x .95 = $9.50 is the new Accumulation Unit Value

TRANSFERS

You may make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. Some restrictions may apply to transfers from the Fixed Interest Account to the investment divisions. For us to process a transfer, you must tell us:

* The percentage or dollar amount of the transfer;

* The investment divisions (or Fixed Interest Account) from which you want the money to be transferred;

* The investment divisions (or Fixed Interest Account) to which you want the money to be transferred; and

* Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

Your transfer request must be in good order and completed prior to the close of the Exchange on a business day if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.





C-PPA-22

WE MAY REQUIRE YOU TO:

* Use our forms;

* Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy); or

* Transfer a minimum amount if the transfer is in connection with the Allocator.

Frequent requests from contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).

We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the American Funds Global Small Capitalization, Artio International Stock, BlackRock Strategic Value, Clarion Global Real Estate, Harris Oakmark International, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, Lord Abbett Bond Debenture, Met/AIM Small Cap Growth, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap Growth and Western Asset Management Strategic Bond Opportunities Portfolios -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current account balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive transfer/reallocation activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer/reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS(R) MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds




                                                                        C-PPA-23
portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter market timing. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, or other transfer/reallocation activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future transfer/reallocation requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this Prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent trading policies established by the Portfolio.

In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other




C-PPA-24
insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owners or participant/annuitant). You should read the Portfolio prospectuses for more details.

ACCESS TO YOUR MONEY

You may withdraw either all or a part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

* The percentage or dollar amount of the withdrawal; and

* The investment division (or Fixed Interest Account) from which you want the money to be withdrawn.

Your withdrawal may be subject to early withdrawal charges.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.

We may withhold payment of withdrawal if any portion of those proceeds would be derived from your check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

SYSTEMATIC WITHDRAWAL PROGRAM

If you have certain Non-Qualified or IRA Deferred Annuities, subject to approval in your state, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year, according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and early withdrawal charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option or under an Income Annuity.

If you elect to withdraw a dollar amount, we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount you will receive based on your new Account Balance.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be take out pro-rata from the Fixed Interest Account and any investment divisions in which you have an Account Balance.





                                                                        C-PPA-25

CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If you choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When you first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis with the percentage of your Account Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.

CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the amount that you chose or an amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro rata from the Fixed Interest Account and any investment divisions in which you then have money.

SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in good order at least 10 days prior to the selected payment date. (If you would like to receive your Systematic Withdrawal Program payment on or about the first of the month, you should request by the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month on the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made once a year at the beginning of any Contract Year and one other time during the Contract Year. If you make any of these changes, we will treat your request as though you were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in good order at least 30 days in advance.

Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office.

Systematic Withdrawal Program payments may be subject to an early withdrawal charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When you first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the early withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

MINIMUM DISTRIBUTION

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.





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CONTRACT FEE

There is no Separate Account annual contract fee. You may pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year if your Account Balance is less than a certain amount.

CHARGES

There are two types of charges you pay while you have money in an investment division:

* Insurance-related charge, and

* Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain contract charges.

The Separate Account charge you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges as part of the calculation of the Accumulation Unit Value.

INSURANCE-RELATED CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than .95% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity. MetLife guarantees that the Separate Account insurance-related charge will not increase while you have this Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment manager for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. One class of shares available to the Deferred Annuities has 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on which divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when you exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.





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Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

EARLY WITHDRAWAL CHARGES

An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. The early withdrawal charge does not apply in certain situations or upon the occurrence of certain events or circumstances. Unless the withdrawal qualifies under one of these situations, events or circumstances, withdrawal charges will apply where there is a request to divide the Account Balance due to a divorce. To determine the early withdrawal charge for Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or investment division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an early withdrawal charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis and then from earnings. Once we have determined the amount of the early withdrawal charge, we will then withdraw it from the Fixed Interest Account and the investment divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings. However, if the early withdrawal charge is greater than the available purchase payments, then we will take the early withdrawal charges, in whole or in part, from your earnings.

For partial withdrawals, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed, and withdraw the early withdrawal charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an early withdrawal charge and pay you the rest.

The early withdrawal charge on purchase payments withdrawn is as follows:


                        During Purchase Payment Year

Year               1      2      3      4      5      6      7     8 & Later
Percentage         7%     6%     5%     4%     3%     2%     1%        0%




Early withdrawal charges may be waived for certain Deferred Annuities because we have reduced sales costs associated with them.

The early withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of early withdrawal charges we collect. However, we believe that our sales costs may exceed the early withdrawal charges we collect. If so, we will pay the difference out of our general profits.





C-PPA-28

WHEN NO EARLY WITHDRAWAL CHARGE APPLIES

In some cases, we will not charge you the early withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet any conditions listed below.

You do not pay an early withdrawal charge:

* On transfers you make among the investment divisions or to the Fixed Interest Account.

* On withdrawals of purchase payments you made over seven years ago.

* If you choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

* If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

* If your Contract permits and your spouse is substituted as the purchaser of the Deferred Annuity and continues the Contract, that portion of the Account Balance that is equal to the "step up" portion of the death benefit.

* If you withdraw the permitted free withdrawal each Contract Year. This total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time you make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds the specified percentage will you have to pay early withdrawal charges. For the unallocated Keogh and certain other Deferred Annuities, generally you are allowed to take the "free withdrawal" on top of any other withdrawals which are otherwise exempt from the early withdrawal charge. This is not true if your other withdrawals are in connection with a systematic termination or purchase payments made over 7 years ago.

The percentage of your Account Balance you are permitted without an early withdrawal charge is for:

  -  Unallocated Keogh Deferred Annuity, 20%.

  - Non-Qualified and IRA Deferred Annuities (depending on the contract's terms), either 10% of your Account Balance or 10% of your Fixed Interest Account balance only.

* If the withdrawal is required for you to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity. This exemption does not apply if you have a Non-Qualified or Roth IRA Deferred Annuity or if the withdrawal is to satisfy
  Section 72(t) requirements under the Internal Revenue Code.

* Except for the unallocated Keogh Deferred Annuity, if your Contract provides for this, and the provision is approved in your state, on your first withdrawal to which an early withdrawal charge would otherwise apply and either you or your spouse:

  - Has been a resident of certain nursing home facilities for a minimum of 90 consecutive days; or

  - Is diagnosed with a terminal illness and not expected to live more than a year.

* On Systematic Termination. For the unallocated Keogh Deferred Annuity, if the Contract is terminated, the Account Balance may be systematically withdrawn in annual installments without early withdrawal charges. You may ask to receive your money in annual installments based on the following percentages of your Account Balance for that year's withdrawal:





              Contract Year

 1*     2        3        4         5

20%    25%    33 1/3%    50%    remainder



     * Less that Contract Year's withdrawals





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  Any money you withdraw in excess of these percentages in any Contract Year will be subject to early withdrawal charges. You may stop the systematic termination of the Contract. If you ask to restart systematic termination, you start at the beginning of the schedule listed above.

* For the unallocated Keogh Deferred Annuity, if you are disabled and you request a total withdrawal. Disability is defined in the Federal Social Security Act. If the Deferred Annuity is issued in connection with your retirement plan which is subject to the Employee Retirement Income Security Act of 1974, and if your plan document defines disability, then your plan's definition governs.

* If you retire:

  - For certain Non-Qualified Deferred Annuities, if you retire from the employer and for certain others if you retire and receive retirement benefits from your employer's qualified plan.

  -  For certain IRA Deferred Annuities, if you retire from the employer.

  - For the unallocated Keogh Deferred Annuity, if your plan defines retirement and you retire under that definition. If you are a "restricted" participant, according to the terms of the Deferred Annuity, you must have participated in the Deferred Annuity for the time stated in the Contract.

* If you leave your job:

  - For certain Non-Qualified Deferred Annuities, you must either leave your job with the employer or certain others if you leave your job and you receive retirement benefits.

  - For certain IRA Deferred Annuities, if you leave your job with the employer.

  - If you are a "restricted" participant, according to the terms of the unallocated Keogh Deferred Annuity, you also must have participated for the time stated in the Contract.

* For the unallocated Keogh Deferred Annuity, if your plan terminates and the Account Balance is transferred into another annuity contract we issue.

* For the unallocated Keogh Deferred Annuity, if you make a direct transfer to another investment vehicle we have preapproved. If you are a "restricted" participant, according to the terms of the Deferred Annuity, you also must roll over your Account Balance to a MetLife individual retirement annuity within 120 days after you are eligible to receive a plan distribution.

* For the unallocated Keogh Deferred Annuity, if you suffer an unforeseen hardship.

* If you have transferred money which is not subject to a withdrawal charge (because you have satisfied contractual provisions for a withdrawal without the imposition of a contract withdrawal charge) from certain eligible MetLife contracts into the Deferred Annuity and the withdrawal is of these transfer amounts and we agree. Any purchase payments made after the transfer is subject to the usual early withdrawal charge schedule.





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WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY

If you transferred money from certain eligible MetLife contracts into a Deferred Annuity, you may have different early withdrawal charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

* Amounts transferred before January 1, 1996:

  We credit your transfer amounts with the time you held them under your original Contract. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges for transferred amounts from your original Contract:





                 During Purchase Payment Year

Year           1      2      3      4      5     6 and Beyond

Percentage     5%     4%     3%     2%     1%         0%





* Transferred amounts on or after January 1, 1996:

  - For certain contracts which we issued at least two years before the date of the transfer (except as noted below), we apply the withdrawal charge under your original Contract but not any of the original Contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges for transferred amounts from your original Contract:





                      After the Transfer

Year           1      2      3      4      5     6 and Beyond

Percentage     5%     4%     3%     2%     1%         0%





  - If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.

* Alternatively, if provided for in the Deferred Annuity, we credit your purchase payments with the time you held them under your original Contract.

FREE LOOK

You may cancel the Deferred Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on whether you purchased the Deferred Annuity through the mail or your age. Again, depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in good order.

DEATH BENEFIT

One of the insurance guarantees we provide you under the Deferred Annuity is that your beneficiaries will be protected during the "pay-in" phase against market downturns. You name the beneficiary(ies) under the Non-Qualified and IRA Deferred Annuities.





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If you die during the pay-in phase, the death benefit your beneficiary receives will be the greatest of:

* Your Account Balance;

* Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period, less any later partial withdrawals, fees and charges; or

* The total of all of your purchase payments less any partial withdrawals.

Your death benefit for the unallocated Keogh Deferred Annuity is no more than the Account Balance and is paid to the Keogh trustee.

The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method.

Where there are multiple beneficiaries, the death benefit will only be determined as of the time the first beneficiary submits the necessary documentation in good order. If the death benefit payable is an amount that exceeds the Account Balance on the day it is determined, we will apply to the Contract an amount equal to the difference between the death benefit payable and the Account Balance, in accordance with the current allocation of the Account Balance. This death benefit amount remains in the Investment divisions until each of the other beneficiaries submits the necessary documentation in good order to claim his/her death benefit. Any death benefit amounts held in the investment divisions on behalf of the remaining beneficiaries are subject to investment risk. There is no additional death benefit guarantee.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment.

If the beneficiary is your spouse, he/she may be substituted as the purchaser of the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities) and continue the Contract under the terms and conditions of the Contract that applied prior to the owner's death, with certain exceptions described in the Contract. In that case, the Account Balance will be reset to equal the death benefit on the date the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities). (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division and the Fixed Interest Account as each bears to the total Account Balance). If the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities), the death benefit is calculated as previously described, except, all values used to calculate the death benefit, which may include highest Account Balance as of December 31 following the end of the fifth contract year and every other five year period, are reset on the date the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities). Your spouse may make additional purchase payments and transfers and exercise any other rights as a purchaser of the Contract. Any applicable early withdrawal charges will be assessed against future withdrawals.

TOTAL CONTROL ACCOUNT

The beneficiary may elect to have the Contract's death proceeds paid through an account called the Total Control Account at the time for payment. The Total Control Account is an interest-bearing account through which the beneficiary has complete access to the proceeds, with unlimited check writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate. You may also elect to have any Contract surrender proceeds paid into a Total Control Account established for you.





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Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

PAY-OUT OPTIONS (OR INCOME OPTIONS)

You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity. When you are selecting your pay-out option, you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes and applicable contract fees), then we apply the net amount to the option. (See "Income Taxes" for a discussion of partial annuitization.) You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. The variable pay-out option may not be available in all states. Please be aware that once your Contract is annuitized you are ineligible to receive the Death Benefit you have selected.

When considering a pay-out option, you should think about whether you want:

* Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

* A fixed dollar payment or a variable payment; and

* A refund feature.

Your income payment amount will depend upon your choices. For lifetime options, the age and sex (where permitted) of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity will tell you when your income payments start and the frequency with which you will receive your income payments.

By the date specified in your Contract, if you do not either elect to continue the Contract, select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under a retirement plan, we will automatically issue you a life annuity with a 10 year guarantee. In that case, if you do not tell us otherwise, your Fixed Interest Account balance will be used to provide a Fixed Income Option and your Separate Account balance will be used to provide a variable pay-out option. However, if we do ask you what you want us to do and you do not respond, then we may treat your silence as a request to continue your Deferred Annuity.

Because the features of variable pay-out options under the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information about the available income types and the value of your income payments, reallocations and charges of your Contract in the pay-out phase. We no longer offer the Income Annuities.

INCOME ANNUITIES


Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semi-annual or annual basis. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately or you can apply the Account Balance of the Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your "pay-out" phase, you may defer receiving payments from us for one year after you have purchased an immediate annuity. You bear any investment risk during any deferral period. We no longer offer the Income Annuity.





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We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. If you annuitize your Deferred Annuity and should our current annuity rates for a fixed pay-out option for this type of Deferred Annuity provide for greater payments than those guaranteed in your Contract, the greater payment will be made.

Using proceeds from the following types of arrangements, you may purchase Income Annuities to receive immediate payments:

* Non-Qualified                                * Roth IRAs
* Unallocated Keogh                            * Traditional IRAs


If you have accumulated amounts in any of the listed investment vehicles (for example, Traditional IRAs, ROTH IRAs, Keoghs, 401(k)s), your lump sum rollover or transfer from that investment vehicle may be used to purchase an appropriate Income Annuity as long as all applicable Federal income tax requirements are met.

If your retirement plan has purchased an Income Annuity, your choice of income payment type may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.

INCOME PAYMENT TYPES

Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity when you decide to take a pay-out option or at application. The decision is irrevocable.

There are three people who are involved in payments under your Income Annuity:

* Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

* Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

* Beneficiary: the person who receives continuing payments or a lump sum if the owner dies.

Many times the Owner and the Annuitant are the same person.

Your income payment amount will depend in large part on the type of income payment you choose. For example, if you select a "Lifetime Income Annuity for Two," your payments will typically be lower than if you select a "Lifetime Income Annuity." The terms of your Contract will determine when your income payments start and the frequency with which you will receive your income payments. When you select an income type, it will apply to both fixed income payments and variable income payments.

When deciding how to receive income, consider:

* The amount of income you need;

* The amount you expect to receive from other sources;

* The growth potential of other investments; and

* How long you would like your income to last.

We reserve the right to limit or stop issuing any of the income types currently available based upon legal requirements or other considerations. Where required by state law or under a qualified retirement plan, the annuitant's sex will not be taken into account in calculating income payments. Annuity rates will not be less than




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the rates guaranteed in the Contract at the time of purchase for the AIR and income payment type elected. Due to administrative, underwriting or Internal Revenue Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited. We reserve the right to commute or otherwise pay the value of any remaining income payments over a period which would comply with Federal income tax law. The following income payment types are available:


LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made, to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.

MINIMUM SIZE OF YOUR INCOME PAYMENT

Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means that the amount of your purchase payment or the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.





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ALLOCATION

You decide what portion of your income payment is allocated to each of the variable investment divisions.

THE VALUE OF YOUR INCOME PAYMENTS

AMOUNT OF INCOME PAYMENTS

Variable income payments from an investment division will depend upon the number of annuity units held in that investment division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

The initial variable income payment is computed based on the amount of the purchase payment applied to the specific investment division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the investment division to determine the number of annuity units held in that investment division. The number of annuity units held remains fixed for the duration of the Contract if no reallocations are made.

The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR.

Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that contract class. The purpose of this provision is to assure the annuitant that, at retirement, if the Fixed Income Option purchase rates for new contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the owner will be given the benefit of the higher rates.

ANNUITY UNITS

Annuity units are credited to you when you make a purchase payment or make a reallocation into an investment division. Before we determine the number of annuity units to credit to you, we reduce a purchase payment (but not a reallocation) by any premium taxes, if applicable. We then compute an initial income payment amount using the AIR, your income payment type and the age and sex (where permitted) of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. The initial variable income payment is a hypothetical payment which is calculated based upon the AIR. The initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be written 10 days after we issue the Income Annuity. When you reallocate an income payment from an investment division, annuity units supporting that portion of your income payment in that investment division are liquidated.

AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. We currently offer a 3% and 4% AIR. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between payments) for the underlying Portfolio minus the insurance-related charge (Separate Account charge) (the resulting number is the net investment return) exceeds the AIR (for the time period between payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between payments) for the underlying Portfolio minus the insurance-related charge (Separate Account charge) (the net investment return) is less than the AIR (for the time period between payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more




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rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.

The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of your payment will be determined on your Contract's issue date.

The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.

VALUATION

This is how we calculate the Annuity Unit Value for each investment division:

* First, we determine the investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of your insurance-related charge (Separate Account charge) (general administrative expense and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

* Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

* Finally, we multiply the previous Annuity Unit Value by this result.

REALLOCATIONS

You can reallocate among the investment divisions or from the investment divisions to the Fixed Income Option. Once you reallocate your income payment into the Fixed Income Option, you may not later reallocate amounts from the Fixed Income Option to the investment divisions. If you reside in certain states you may be limited to four options (including the Fixed Interest Option).

There is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying portfolio shares or other funds we have designated in the investment divisions to generate your income payments.

For us to process a reallocation, you must tell us:

  -  The percentage of the income payment to be reallocated;

  - The investment divisions (or Fixed Income Option) from which you want the income payment to be reallocated; and

  - The investment divisions or Fixed Income Option (and the percentages allocated to each) to which you want the income payment to be reallocated.

Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in good order prior to the close of the Exchange on that business day. All other reallocation requests will be processed on the next business day.

When you request a reallocation from an investment division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.





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  - First, we update the income payment amount to be reallocated from the investment division based upon the applicable Annuity Unit Value at the time of the reallocation;

  - Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

  - Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;

  - Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

When you request a reallocation from one investment division to another, annuity units in one investment division are liquidated and annuity units in the other investment division are credited to you. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the investment division to which you have reallocated.

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations you may make, but never to fewer than one a month. If we do so, we will give you advance written notice. We may limit a beneficiary's ability to make a reallocation.

Here are examples of the effect of a reallocation on the income payment:

  - Suppose you choose to reallocate 40% of your income payment supported by investment division A to the Fixed Income Option and the recalculated income payment supported by investment division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125 / $100) or $50, and your income payment supported by investment division A will be decreased by $40. (The number of annuity units in investment division A will be decreased as well.)

  - Suppose you choose to reallocate 40% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $40 and your income payment supported by investment division A will be decreased by $40. (Changes will also be made to the number of annuity units in both investment divisions as well.)

Frequent requests from contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt Portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).

We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the American Funds Global Small Capitalization, Artio International Stock, BlackRock Strategic Value, Clarion Global Real Estate, Harris Oakmark International, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, Lord Abbett Bond Debenture, Met/




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AIM Small Cap Growth, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap Growth and Western Asset Management Strategic Bond Opportunities
Portfolios -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolio's ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current account balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive transfer/reallocation activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer/reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS(R) MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to and from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions, and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter market timing. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, or other transfer/reallocation activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any




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Portfolios and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent trading policies established by the Portfolio.

In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.

CONTRACT FEE

There is no contract fee.

CHARGES

There are two types of charges you pay if you allocate any of your income payment to the investment divisions:

* Insurance-related charge; and

* Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain contract charges.

The Separate Account charge you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.





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INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than .95% annually of the average value of the amounts in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. One class of shares available to the Income Annuities has 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

FREE LOOK

You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The "free look" may also vary depending on whether you purchased your Income Annuity through the mail or your age. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in good order.

If you do not cancel your Income Annuity during the "free look" period, your decision to purchase the Income Annuity is irrevocable.

You do not have a free look if you are electing income payments in the pay-out phase of your Deferred Annuity.





                                                                        C-PPA-41

GENERAL INFORMATION


ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payments, by check, cashier's check or certified check made payable to "MetLife," to your MetLife Designated Office. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler's checks. We will provide you with all necessary forms. We must have all documents in good order to credit your initial purchase payments.

We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.") If you send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be delay in applying the purchase payment or transaction to your contract.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in good order at your MetLife Designated Office, except when they are received:

* On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

* After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as check-o-matic, Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. You may elect to have your income payments sent to your residence or have us deposit payments directly into your bank account. Periodically, you may receive additional information from us about the Income Annuity. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.





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PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We make Internet access available to you for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers/reallocations; withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE OR INTERNET

You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law or your employer. Some of the information and transactions accessible to you include:

* Account Balance

* Unit Values

* Current rates for the Fixed Interest Account

* Transfers

* Changes to investment strategies

* Changes in the allocation of future purchase payments.

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of the systems. We are not responsible or liable for:

* any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before a requested transaction is completed, we will cancel the request. For a Deferred Annuity in the pay-out phase and Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity or Deferred Annuity in the pay-out phase so provides. Or, depending on your Income Annuity's or annuitized Deferred Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.





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MISSTATEMENT

We may require proof of age of the annuitant, owner, or beneficiary before making any payments under this Contract that are measured by the annuitant's, owner's or beneficiary's life. If the age of the annuitant, owner, or beneficiary has been misstated, the amount payable will be the amount that the Account Balance would have provided at the correct age.

Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in any other manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we are required to pay interest on any under payments.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.

We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:

  - rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

  - during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE

We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results.

We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a




C-PPA-44
hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable early withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These presentations for the Income Annuities reflect a 3% benchmark AIR. These figures also assume a steady annual rate of return.

For purposes of presentation (of Non-Standard Performance), we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund and American Funds(R) Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity or Income Annuity had been introduced as of the Portfolio inception date.

We calculate performance for certain investment strategies available in the Deferred Annuity, including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.

We may state performance for the investment divisions of the Income Annuity which reflect deduction of the Separate Account charge and investment-related charge, if accompanied by the annualized change in annuity unit value.

Past performance is no guarantee of future results.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum insurance-related charge and investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable (rather than the maximum) insurance-related charge, as well as the Annuity Unit Values and the investment-related charge.

We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical Annuity Unit Values.

Historical performance information should not be relied on as a guarantee of future performance results.

We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios,




                                                                        C-PPA-45
hypothetical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum insurance-related charge and the average of investment-related charges for all Portfolios to depict investment-related charges. If the presentation is for an individual, we may also provide a presentation that reflects the applicable (rather than the maximum) insurance-related charge, as well as the Annuity Unit Values and the investment-related charge.

An illustration should not be relied upon as a guarantee of future results.

Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges.

CHANGES TO YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

* To operate the Separate Account in any form permitted by law.

* To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws, including limiting the number, frequency or types of transfers/reallocations permitted).

* To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

* To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.

* To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.

* To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance or an allocation, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.

VOTING RIGHTS

Based on our current view of applicable law, you have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Met Investors Fund and American Funds(R) proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.





C-PPA-46

You will be entitled to give instructions regarding the votes attributable to your Non-Qualified or IRA Deferred Annuity or an Income Annuity in your sole discretion. Under the unallocated Keogh Deferred Annuity, participants may instruct you to give us instructions regarding shares deemed attributable to their contributions to the Deferred Annuity. Under the unallocated Keogh Deferred Annuity, we will provide you with the number of copies of voting instruction soliciting materials that you request so that you may furnish such materials to participants who may give you voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of Contract Owners and/or participants/annuitants may control the outcome of a vote. Shares of the Metropolitan Fund, Met Investors Fund or American Funds(R) that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

* The shares for which voting instructions are received, and

* The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE DEFERRED ANNUITIES AND INCOME ANNUITIES

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the securities offered through this prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities, including our affiliated broker-dealers). MLIDC does not retain any fees under the Deferred Annuities.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of Financial Industry Regulatory Authority ("FINRA"). An investor brochure that includes information describing FINRA's Public Disclosure Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org.

Deferred Annuities are sold through MetLife licensed sales representatives who are associated with MetLife Securities, Inc. ("MSI"), our affiliate and a broker-dealer, which is paid compensation for the promotion and sale of the Deferred Annuities. The Deferred Annuities are also sold through the registered representatives of our other affiliated broker-dealers. MSI and our affiliated broker-dealers are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of FINRA. The Deferred Annuities may also be sold through other registered broker-dealers. Deferred Annuities also may be sold through the mail or over the Internet.

There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the Separate Account charge. MetLife sales representatives who are not in our MetLife Resources division ("non-MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us. Sales representatives in our MetLife Resources division must meet a minimum level of sales production in order to maintain employment with us.





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Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives receive cash payments for the products they sell and service based upon a "gross dealer concession" model. With respect to the Deferred Annuity, the gross dealer concession ranges from 0% to 6% of each purchase payment and 0.15% of the Account Balance each year the Contract is in force for servicing the Deferred Annuity. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Contract has been in force. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representative. Compensation to non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because non-MetLife Resources MetLife sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sales of proprietary products.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and managers of our affiliates may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because additional cash compensation paid to non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and their managers of our affiliates is based primarily on the sales of proprietary products, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers and the sales representatives and their managers of our affiliates have an incentive to favor the sale of proprietary products.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.

Other incentives and additional cash compensation provide sales representatives and their managers with an incentive to favor the sale of proprietary products. The business unit responsible for the operation of our distribution system is also paid.

MLIDC also pays compensation for the sale of the Deferred Annuities by affiliated broker-dealers. The compensation paid to affiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred Annuities are sold.) These firms pay their sales representatives all or a portion of the commissions received for their sales of Deferred Annuities; some firms may retain a portion of commissions. The amount that broker-dealer firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation (as described above) that we may provide jointly with affiliated broker-




C-PPA-48
dealers. Because of the receipt of this cash and non-cash compensation, sales representatives and their managers of our affiliated broker-dealers have an incentive to favor the sale of proprietary products.

MLIDC may also enter into preferred distribution arrangements with certain affiliated broker-dealers such as New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, MLIDC may pay separate, additional compensation to the broker-dealer firm for services the broker-dealer firm provides in connection with the distribution of the Contracts.

These services may include providing us with access to the distribution network of the broker-dealer firm, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer firm, or general marketing services performed by the broker-dealer firm. The broker-dealer firm may also provide other services or incur other costs in connection with distributing the Contracts.

MLIDC also pays compensation for the sale of Contracts by unaffiliated broker-dealers. The compensation paid to unaffiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred annuities are sold.) Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. Ask your sales representative further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a contract.

We or our affiliates pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series(R), a percentage of all purchase payments allocated to the American Funds Bond Fund, American Funds Global Small Capitalization Fund, the American Funds Growth Fund, and the American Funds Growth-Income Fund for services it provides in marketing the Fund's shares in connection with the Contract.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account have been included in the SAI.

YOUR SPOUSE'S RIGHTS

If you received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.





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WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We may not cancel your Income Annuity.

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000 (except for the unallocated Keogh Deferred Annuity). We may only cancel the unallocated Keogh Deferred Annuity if we do not receive any purchase payments for you for 12 consecutive months and your Account Balance is less than $15,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. Certain Deferred Annuities do not contain these cancellation provisions.

If we do cancel your Deferred Annuity issued in New York, we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges may apply.

INCOME TAXES


The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Failure to comply with the tax law may result in significant adverse tax consequences and IRS penalties. Consult your own tax advisor about your circumstances, any recent tax developments, and the impact of state income taxation. For purposes of this section, we address Deferred Annuities and income payments under the Deferred Annuities together.

You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any other transactions under your Deferred Annuity satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).

Where otherwise permitted under the Deferred Annuity, the transfer of ownership of a Deferred Annuity, the designation or change in designation of an annuitant, payee or other beneficiary who is not also a contract owner, the selection of certain maturity dates, the exchange of a Deferred Annuity, or the receipt of a Deferred Annuity in an exchange, may result in income tax and other tax consequences, including additional withholding, estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. The SAI may contain additional information. Please consult your tax adviser.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.





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ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to purchasing an annuity contract.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

GENERAL

Deferred annuities are a means of setting aside money for future needs-usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

All IRAs receive tax deferral under the Code. Although there are no additional tax benefits by funding your IRA with an annuity, it does offer you additional insurance benefits such as availability of a guaranteed income for life.

Under current federal income tax law, the taxable portion of distributions and withdrawals from variable annuity contracts are subject to ordinary income tax and are not eligible for the lower tax rates that apply to long term capital gains and qualifying dividends.

WITHDRAWALS

When money is withdrawn from your Contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of: annuity you purchase (e.g., Non-Qualified or IRA); and payment method or income payment type you elect. If you meet certain requirements, your Roth IRA earnings are free from Federal income taxes.

We will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

WITHDRAWALS BEFORE AGE 59 1/2

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a 10% tax penalty, in addition to ordinary income taxes. Also, please see the section below titled Separate Account Charges for further information regarding withdrawals.





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As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:


                                                                   Type of Contract
                                                            -----------------------------
                                                               Non     Trad.  Roth
                                                            Qualified   IRA    IRA  Keogh
                                                            ---------  -----  ----  -----
In a series of substantially equal payments made annually
(or more frequently) for life or life expectancy (SEPP)         x        x      x     x(1)
After you die                                                   x        x      x     x
After you become totally disabled (as defined in the Code)      x        x      x     x
Separation from service if you are over 55 at time of
separation(1)                                                                         x
To pay deductible medical expenses                                       x      x     x
To pay medical insurance premiums if you are unemployed                  x      x
For qualified higher education expenses, or                              x      x
For qualified first time home purchases up to $10,000                    x      x
After December 31, 1999 for IRS levies                                   x      x     x
Certain immediate income annuities providing a series of
substantially equal periodic payments made annually (or
more frequently) over the specified payment period              x
Payment to alternate payess pursuant to qualified domestic
relations order                                                                       x
(1) You must be separated service from service at the time payment begins.




SYSTEMATIC WITHDRAWAL PROGRAM FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP) AND INCOME OPTIONS

If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will result in the retroactive imposition of the 10% penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.

SEPARATE ACCOUNT CHARGES

It is conceivable that the charges for certain benefits such as any of the guaranteed death benefits could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these charges as an intrinsic part of the annuity contract and do not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

NON-QUALIFIED ANNUITIES

* Purchase payments to Non-Qualified contracts are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when received from the Contract.

* Under the Code, withdrawals need not be made by a particular age. However, it is possible that the Internal Revenue Service may determine that the Deferred Annuity must be surrendered or income payments must commence by a certain age (e.g., 85 or older) or your Contract may require that you commence payments by a certain age.





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* Your Non-Qualified contract may be exchanged for another Non-Qualified annuity under Section 1035 without paying income taxes if certain Code requirements are met. Once income payments have commenced, you may not be able to transfer withdrawals to another non-qualified annuity contract in a tax-free Section 1035 exchange.

* The IRS recently issued guidance under which direct transfers of less than the entire account value from one non-qualified annuity to another non-qualified annuity ("partial exchanges") on or after June 30, 2008, may be treated as a taxable withdrawal rather than a non-taxable exchange under certain circumstances. Such circumstances generally include situations where amounts are withdrawn or income payments are made from either contract involved in the partial exchange within a period of twelve months following transfers.
  Certain exceptions may apply. Consult your own independent tax advisor prior to a partial exchange.

* Consult your tax adviser prior to changing the annuitant or prior to changing the date you determine to commence income payments if permitted under the terms of your Contract. It is conceivable that the IRS could consider such actions to be a taxable exchange of annuity contracts.

* Where otherwise permitted under the Deferred Annuity, pledges, assignments and other types of transfers of all or a portion of your Account Balance generally result in the immediate taxation of the gain in your Deferred Annuity. This rule may not apply to certain transfers between spouses.

* Deferred annuities issued after October 21, 1988 by the same insurance company or affiliates to an owner in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect.

* When a non-natural person owns a Non-Qualified contract, the annuity will generally not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

* In those limited situations where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest expense. Certain income annuities under section 72(u)(4) of the Code purchased with a single payment consisting of substantially equal periodic payments with an annuity starting date within 12 months of purchase may also be considered annuities for federal income tax purposes where owned by a non-natural person.

PURCHASE PAYMENTS

Although the Code does not limit the amount of your purchase payments, your Contract may limit them.

PARTIAL AND FULL WITHDRAWALS

Generally, when you (or your beneficiary in the case of a death benefit) make a partial withdrawal from your Non-Qualified annuity, the Code treats such a partial withdrawal as: first coming from earnings (and thus subject to income tax); and then from your purchase payments (which are not subject to income tax). This rule does not apply to payments made pursuant to an income pay-out option under your Contract. In the case of a full withdrawal, the withdrawn amounts are treated as first coming from your non-taxable return of purchase payment and then from a taxable payment of earnings.

Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), all remaining withdrawals are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell you what your purchase payment was and whether a withdrawal includes a non-taxable return of your purchase payment.





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INCOME PAYMENTS

Income payments are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as: a non-taxable return of your purchase payments and a taxable payment of earnings.

Income payments and amounts received on the exercise of a withdrawal or partial withdrawal option under your Non-Qualified Annuity may not be transferred in a tax-free exchange into another annuity contract. In accordance with our procedures, such amounts will instead be taxable under the rules for income payment or withdrawals, whichever is applicable.

Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), all remaining income payments are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell you what your purchase payment was and to what extent an income payment includes a non-taxable return of your purchase payment.

The IRS has not approved the use of an exclusion ratio or excludable amount when only part of an account balance is used to convert to income payments.

We will treat the application of less than your entire Account Balance under a Non-Qualified Contract to a pay-out option (taking an income annuity) as a taxable withdrawal for Federal income tax purposes and also as subject to the 10% penalty tax (if you are under age 59 1/2) in addition to ordinary income tax. We will then treat the amount of the withdrawal as the purchase price of an income annuity and tax report the income payments received under the rules for variable income annuities. Consult your tax attorney prior to partially annuitizing your Contract.

The IRS has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where transfers/ reallocations are permitted between investment divisions or from an investment division into a fixed option.

We generally will tell you how much of each income payment is a return of non-taxable purchase payments. We will determine such excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e., by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature by the number of expected income payments from the appropriate IRS table). However, it is possible that the IRS could conclude that the taxable portion of income payments under a Non-Qualified Deferred Annuity is an amount greater (or lesser) than the taxable amount determined by us and reported by us to you and the IRS.

Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

If the amount of income payments received in any calendar year is less than the excludable amount applicable to the year, the excess is not allowable as a deduction. However, you may generally elect the year in which to begin to apply this excess ratably to increase the excludable amount attributable to future years. Consult your tax advisor as to the details and consequences of making such election. Also, consult your tax advisor as to the tax treatment of any unrecovered after-tax cost in the year that the Contract terminates.

DEATH BENEFITS

The death benefit under an annuity is generally taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).





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If you die before the annuity starting date, as defined under Treasury Regulations, payments must begin for a period and in a manner allowed by the Code (and any regulations thereunder) to your beneficiary within one year of the date of your death or, if not, payment of your entire interest in the Contract must be made within five years of the date of your death. If your spouse is your beneficiary, he or she may elect to continue as owner of the Contract.

If you die on or after the annuity starting date, as defined under Treasury Regulations, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

In the case of joint contract owners, the above rules will be applied on the death of any contract owner.

Where the contract owner is not a natural person, these rules will be applied on the death of any annuitant (or on the change in annuitant, if permitted under the Contract).

If death benefit payments are being made to your designated beneficiary and he/she dies prior to receiving the entire remaining interest in the Contract, such remaining interest will be paid out at least as rapidly as under the distribution method being used at the time of your designated beneficiary's death.

After your death, if your designated beneficiary dies prior to electing a method for the payment of the death benefit, the remaining interest in the Contract will be paid out in a lump sum. In all cases, such payments will be made within five years of the date of your death.

DIVERSIFICATION

In order for your Non-Qualified Deferred Annuity to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their Contract.

INVESTOR CONTROL

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal Income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options have not been addressed in public rulings. While we believe that the contract does not give the Contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the Separate Account assets supporting the Contract.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

* Possible taxation of transfers/reallocations between investment divisions or transfers/reallocations from an investment division to the Fixed Account or Fixed Income Option.

* Possible taxation as if you were the contract owner of your portion of the Separate Account's assets.

* Possible limits on the number of funding options available or the frequency of transfers/reallocations among them.





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We reserve the right to amend your Deferred Annuity where necessary to maintain its status as a variable annuity contract under Federal tax law and to protect you and other contract owners in the investment divisions from adverse tax consequences.

INDIVIDUAL RETIREMENT ANNUITIES
TRADITIONAL IRA, ROTH IRA, SIMPLE IRA AND SEPS

The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the IRS. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agency. A Contract issued in connection with an IRA may be amended as necessary to conform to the requirements of the Code.

IRA Contracts may not invest in life insurance. The Deferred Annuity offers death benefits and optional benefits that in some cases may exceed the greater of the purchase payments or the Account Balance which could conceivably be characterized as life insurance.

The IRS has approved the form of the Traditional and SIMPLE IRA endorsement for use with the Contract and certain riders, including riders providing for death benefits in excess of premiums paid. Please be aware that the IRA Contract issued to you may differ from the form of the Traditional IRA approved by the IRS because of several factors such as different riders and state insurance department requirements. The Roth IRA tax endorsement is based on the IRS model form 5305-RB (rev 0302).

Consult your tax adviser prior to the purchase of the Contract as a Traditional IRA, Roth IRA, SIMPLE IRA or SEP.

Generally, except for Roth IRAs, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the Contract.

You must be both the contract owner and the annuitant under the Contract. Your IRA annuity is not forfeitable and you may not transfer, assign or pledge it to someone else. You are not permitted to borrow from the Contract. You can transfer your IRA proceeds to a similar IRA, certain eligible retirement plans of an employer (or a SIMPLE IRA to a Traditional IRA or eligible retirement plan after two years) without incurring Federal income taxes if certain conditions are satisfied.

TRADITIONAL IRA ANNUITIES

PURCHASE PAYMENTS

Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which you attain age 69 1/2.

Except for permissible rollovers and direct transfers, purchase payments to Traditional and Roth IRAs for individuals under age 50 are limited to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate contributions. See the SAI for additional information. Also, see IRS Publication 590 available at www.irs.gov.

* Individuals age 50 or older can make an additional "catch-up" purchase payment (assuming the individual has sufficient compensation).

* If you are an active participant in a retirement plan of an employer, your contributions may be limited.

* Purchase payments in excess of these amounts may be subject to a penalty tax.

* If contributions are being made under a SEP or a SAR-SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan.





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* These age and dollar limits do not apply to tax-free rollovers or transfers from other IRAs or other eligible retirement plans.

* If certain conditions are met, you can change your Traditional IRA purchase payment to a Roth IRA before you file your income tax return (including filing extensions).

WITHDRAWALS AND INCOME PAYMENTS

Withdrawals (other than tax free transfers or rollovers to other individual retirement arrangements or eligible retirement plans) and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs. We will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code. Also see general section titled "Withdrawals" above.

MINIMUM DISTRIBUTION REQUIREMENTS FOR IRAS

Generally, for IRAs (see discussion below for Roth IRAs), you must begin receiving withdrawals by April 1 of the calendar year following the year in which you reach age 70 1/2. Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not. It is not clear whether income payments under a variable annuity will satisfy these rules. Consult your tax adviser prior to choosing a pay-out option.

Under recently enacted legislation, you (and after your death, your designated beneficiaries) generally do not have to take the required minimum distribution ("RMD") for 2009. The waiver does not apply to any 2008 payments even if received in 2009; for those payments, you are still required to receive your first RMD payment by April 1, 2009. In contrast, if your first RMD would have been due by April 1, 2010, you are not required to take such distribution; however, your 2010 RMD is due by December 31, 2010. For after-death RMDs, the five year rule is applied without regard to calendar year 2009. For instance, if you died in 2007, the five year period ends in 2013 instead of 2012. This RMD waiver does not apply if you are receiving Annuity Payments under your Contract. The RMD rules are complex, so consult with your tax adviser before waiving your 2009 RMD payment.

In general, Income Tax regulations permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Additionally, these regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

The regulations also require that beginning for the 2006 distribution year, the value of all benefits under a deferred annuity including death benefits in excess of cash value must be added to the account value in computing the amount required to be distributed over the applicable period. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own Contract. We will provide you with additional information regarding the amount that is subject to minimum distribution under this new rule.

If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor.

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).





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Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death. Consult your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver (see Minimum Distribution Requirements for IRAs section for additional information).

If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which you would have reached age 70 1/2. Alternatively, if your spouse is your beneficiary, he or she may elect to continue as "contract owner" of the Contract.

If you die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If the Contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the Contract from another IRA account or IRA annuity you owned, the death benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.

ROTH IRA ANNUITIES

GENERAL

Roth IRAs are different from other IRAs because you have the opportunity to enjoy tax-free earnings. However, you can only make after-tax purchase payments to a Roth IRA.

PURCHASE PAYMENTS

Roth IRA purchase payments for individuals under age 50 are non-deductible and are limited, in a manner similar to IRAs, to the lesser of 100% of compensation or the annual deductible IRA amount. This limit includes contributions to all your Traditional and Roth IRAs for the year. Individuals age 50 or older can make an additional "catch-up" purchase payment each year (assuming the individual has sufficient compensation).

You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits. Purchase payments are phased out depending on your modified adjusted gross income and your filing status. See the SAI for additional information. Also, see IRS Publication 590 available at www. irs.gov.

Further, with respect to Traditional IRA amounts which were converted to a Roth IRA, such conversion must have occurred at least five years prior to purchase of this Contract. Consult your independent tax advisor.

Annual purchase payments limits do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from a Traditional IRA to a Roth IRA. You can contribute to a Roth IRA after age 70 1/2. If certain conditions are met, you can change your Roth IRA contribution to a Traditional IRA before you file your income return (including filing extensions).

Beginning in 2008, Roth IRAs may also accept a rollover from other types of eligible retirement plans (e.g., 403(b) , 401(a) and 457(b) plans of a state or local governmental employer) if code requirements are met. The taxable portion of the proceeds are subject to income tax in the year of the rollover.

If you exceed the purchase payment limits you may be subject to a tax penalty.





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WITHDRAWALS

Generally, withdrawals of earnings from Roth IRAs are free from Federal income tax if they meet the following two requirements:

* The withdrawal is made at least five taxable years after your first purchase payment to a Roth IRA, AND

* The withdrawal is made: on or after the date you reach age 59 1/2; upon your death or disability; or for a qualified first-time home purchase (up to $10,000).

Withdrawals of earnings which do not meet these requirements are taxable and a 10% penalty tax may apply if made before age 59 1/2. See withdrawals chart above. Consult your tax adviser to determine if an exception applies.

Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. Generally, you do not pay income tax on withdrawals of purchase payments. However, withdrawals of taxable amounts converted from a non-Roth IRA prior to age 59 1/2 will be subject to the 10% penalty tax (unless you meet an exception) if made within 5 taxable years of such conversion. See withdrawals chart above.

The order in which money is withdrawn from a Roth IRA is as follows (all Roth IRAs owned by a taxpayer are combined for withdrawal purposes):

* The first money withdrawn is any annual (non-conversion/rollover) contributions to the Roth IRA. These are received tax and penalty free.

* The next money withdrawn is from conversion/rollover contributions from a non-Roth IRA or an eligible, retirement plan (other than a designated Roth account), on a first-in, first-out basis. For these purposes, distributions are treated as coming first from the taxable portion of the conversion/rollover contribution. As previously discussed, depending upon when it occurs, withdrawals of taxable converted amounts may be subject to a penalty tax, or result in the acceleration of inclusion of income.

* The next money withdrawn is from earnings in the Roth IRA. This is received tax-free if it meets the requirements previously discussed; otherwise it is subject to Federal income tax and an additional 10% penalty tax may apply if you are under age 59 1/2.

* We may be required to withhold a portion of your withdrawal for income taxes, unless you elect otherwise. The amount will be determined by the Code.

CONVERSION

You may convert/rollover an existing Traditional IRA or an eligible retirement plan (other than a designated Roth account), to a Roth IRA if your modified adjusted gross income does not exceed $100,000 in the year you convert.

If you are married but file separately, you may not convert a Traditional IRA or eligible retirement plan (other than a designated Roth account) to a ROTH IRA.

The above income limit and filing states restriction will not apply for tax years beginning in 2010.

Except to the extent you have non-deductible contributions, the amount converted from an existing IRA or eligible retirement plan (other than a designated Roth IRA account) into a Roth IRA is taxable. Generally, the 10% withdrawal penalty does not apply to conversions/rollovers. (See exception discussed previously.)

For conversions occurring in 2010, the amount converted into a Roth IRA may be included in your taxable income ratably over 2011 and 2012 and does not have to be included in your taxable income in 2010.

Caution: The IRS issued guidance in 2005 requiring that the taxable amount converted be based on the fair market value of the entire IRA annuity contract being converted or redesignated into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits)




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in addition to the account balance; as well as adding back certain loads and charges incurred during the prior 12 month period. Your Contract may include such benefits, and applicable charges. Accordingly, taxpayers considering redesignating a Traditional IRA annuity into a Roth IRA annuity should consult their own tax advisor prior to converting. The taxable amount may exceed the account value at date of conversion.

Unless you elect otherwise, amounts converted from a Traditional IRA or an eligible retirement plan (other than designated Roth account) to a Roth IRA will be subject to income tax withholding. The amount withheld is determined by the Code.

If you mistakenly convert or otherwise wish to change your Roth IRA contribution to a Traditional IRA contribution, the tax law allows you to reverse your conversion provided you do so before you file your tax return for the year of the contribution and if certain conditions are met.

REQUIRED DISTRIBUTIONS

Required minimum distribution rules that apply to other types of IRAs while you are alive do not apply to Roth IRAs. However, in general, the same rules with respect to minimum distributions required to be made to a beneficiary after your death under Traditional IRAs do apply to Roth IRAs. Note, as previously mentioned, certain required minimum distributions are waived for 2009. Consult your tax adviser prior to waiving your 2009 RMD.

Note that where payments under a Roth Income Annuity have begun prior to your death the remaining interest in the Contract must be paid to your designated beneficiary by the end of the fifth year following your death or over a period no longer than the beneficiary's remaining life expectancy at the time you die.

DEATH BENEFITS

Generally, when you die we must make payment of your entire interest by the December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, your spouse may delay the start of required payments until December 31st of the year in which you would have reached age
70 1/2.

If your spouse is your beneficiary, he or she may elect to continue as "contract owner" of the Contract.

KEOGH ANNUITIES

GENERAL

Code Section 401(a) pension and profit-sharing plans satisfying certain Code provisions are considered to be "Keogh" plans. A Keogh Plan is generally a qualified retirement Plan (defined contribution or defined benefit) that covers a self-employed person. Other employees may also be covered. Special rules apply to contribution limits in the case of a self-employed person. However, there may be some differences; consult your tax adviser.

PURCHASE PAYMENTS

Generally, all purchase payments will be contributed on a "before-tax" basis. This means that the purchase payments either reduce your income, entitle you to a tax deduction or are not subject to current income tax.

Under some circumstances, "after-tax" purchase payments can be made to certain annuities. These purchase payments do not reduce your taxable income or give you a tax deduction.

There are annual purchase payment limits for these annuities under the Code. Purchase payments in excess of these limits may result in adverse tax consequences.





C-PPA-60

Your Contract may accept certain direct transfers and rollovers from other qualified plan accounts and contracts which are not subject to the annual limitation on purchase payments.

PARTIAL AND FULL WITHDRAWALS

If certain requirements are met, you may be able to transfer amounts in your Contract to another eligible retirement plan or IRA. Beginning in 2008, under certain circumstances such transfers can be made to Roth IRAs, but taxes must be paid on earning and before-tax contributions in the year of transfer.

Because your purchase payments are generally on a before-tax basis, you pay income taxes on the full amount of money you withdraw as well as income earned under the Contract. Withdrawals attributable to any after-tax contributions are not subject to income tax, depending on your plan, however, this portion is generally determined based upon the ratio of all non-deductible purchase payments to the total value of your plan benefit or account balance.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS

For Keogh Contracts, taxable distributions taken before the Contract Owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.

MINIMUM DISTRIBUTION REQUIREMENTS

Generally, for plans or arrangements other than IRAs, you must begin receiving withdrawals from your Contract by April 1 of the calendar year following the later of:

* The year you turn age 70 1/2 or

* Provided you do not own 5% or more of your employer, and to the extent permitted by your plan and Contract, the year you retire.

Complex rules apply to timing and calculating these withdrawals. A tax penalty of 50% applies to withdrawals, which should have been taken but were not.

In all other respects, the minimum distribution rules work similarly to those under IRAs. Consult your tax advisor.

LEGAL PROCEEDINGS

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.





                                                                        C-PPA-61

APPENDIX A

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by the jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.

                                                                            Keogh, 401(a),
                                                                              401(k), and
                                                         IRA Deferred           403(a)             Non-Qualified
                                                          and Income         Deferred and          Deferred and
                                                         Annuities(1)      Income Annuities      Income Annuities
                                                         ------------      ----------------      ----------------
California.........................................           0.5%                0.5%                 2.35%
Florida............................................           1.0%                1.0%                  1.0%(2)
Maine..............................................            --                  --                   2.0%
Nevada.............................................            --                  --                   3.5%
Puerto Rico........................................           1.0%                1.0%                  1.0%
South Dakota(3)....................................            --                  --                  1.25%
West Virginia......................................           1.0%                1.0%                  1.0%
Wyoming............................................            --                  --                   1.0%




---------

1 PREMIUM TAX RATES APPLICABLE TO IRA DEFERRED AND INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF sec.408(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADED "IRA DEFERRED AND INCOME ANNUITIES."

2 ANNUITY PREMIUMS ARE EXEMPT FROM TAXATION PROVIDED THE TAX SAVINGS ARE PASSED BACK TO THE CONTRACT HOLDERS. OTHERWISE, THEY ARE TAXABLE AT 1%.

3 SPECIAL RATE APPLIES FOR LARGE CASE ANNUITY POLICIES. RATE IS 8/100 OF 1% FOR THAT PORTION OF THE ANNUITY CONSIDERATIONS RECEIVED ON A CONTRACT EXCEEDING $500,000 ANNUALLY. SPECIAL RATE ON LARGE CASE POLICIES IS NOT SUBJECT TO RETALIATION.




C-PPA-62

      APPENDIX A-1

      ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS

  The Portfolios below were subject to a name change. The chart identifies the former name and new name of each of these Portfolios.

PORTFOLIO NAME CHANGES


             METROPOLITAN FUND                               METROPOLITAN FUND
-------------------------------------------     -------------------------------------------
Franklin Templeton Small Cap Growth             Loomis Sayles Small Cap Growth Portfolio
  Portfolio
Harris Oakmark Focused Value Portfolio          Met/Artisan Mid Cap Value Portfolio
Julius Baer International Stock Portfolio       Artio International Stock Portfolio
Lehman Brothers(R) Aggregate Bond Index         Barclays Capital Aggregate Bond Index
  Portfolio                                     Portfolio
Loomis Sayles Small Cap Portfolio               Loomis Sayles Small Cap Core Portfolio







                                                                        C-PPA-63

APPENDIX B


 ACCUMULATION UNIT VALUES (IN DOLLARS)

This table shows fluctuations in the Accumulation Unit Value for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).


---------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                                         BEGINNING OF YEAR     END OF YEAR       ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                              YEAR        UNIT VALUE        UNIT VALUE       (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------
American Funds Global Small Capitalization
  Division -- Class 2(e)....................     2001         $ 15.08            $ 13.77               13
                                                 2002           13.77              11.04               46
                                                 2003           11.04              16.80              170
                                                 2004           16.80              20.11              363
                                                 2005           20.11              24.98              443
                                                 2006           24.98              30.70              743
                                                 2007           30.70              36.92              869
                                                 2008           36.92              17.00              820

American Funds Growth Division -- Class
  2(e)......................................     2001          145.96             124.55               13
                                                 2002          124.55              93.21               68
                                                 2003           93.21             126.32              117
                                                 2004          126.32             140.76              178
                                                 2005          140.76             162.02              168
                                                 2006          162.02             176.90              259
                                                 2007          176.90             196.86              274
                                                 2008          196.86             109.26              286

American Funds Growth-Income
  Division -- Class 2+A46(e)................     2001           95.64              92.64               11
                                                 2002           92.64              74.93               72
                                                 2003           74.93              98.30              174
                                                 2004           98.30             107.47              302
                                                 2005          107.47             112.67              284
                                                 2006          112.67             128.59              317
                                                 2007          128.59             133.79              340
                                                 2008          133.79              82.37              337





C-PPA-64

---------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                                         BEGINNING OF YEAR     END OF YEAR       ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                              YEAR        UNIT VALUE        UNIT VALUE       (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------

BlackRock Aggressive Growth Division........     1999         $ 42.82            $ 56.51            1,751
                                                 2000           56.51              51.71            1,852
                                                 2001           51.71              39.05            1,971
                                                 2002           39.05              27.57            1,655
                                                 2003           27.57              38.45            1,590
                                                 2004           38.45              43.03            1,507
                                                 2005           43.03              47.18            1,356
                                                 2006           47.18              49.89            1,235
                                                 2007           49.89              59.58            1,096
                                                 2008           59.58              32.03            1,008

BlackRock Bond Income Division(c)...........     1999           35.51              34.37              527
                                                 2000           34.37              37.87              475
                                                 2001           37.87              40.64              562
                                                 2002           40.64              43.61              502
                                                 2003           43.61              45.72              465
                                                 2004           45.72              47.30              430
                                                 2005           47.30              47.99              428
                                                 2006           47.99              49.64              435
                                                 2007           49.64              52.26              448
                                                 2008           52.26              49.99              394

BlackRock Diversified Division..............     1999           39.79              42.84            1,326
                                                 2000           42.84              42.88            1,337
                                                 2001           42.88              39.79            1,462
                                                 2002           39.79              33.95            1,149
                                                 2003           33.95              40.54            1,085
                                                 2004           40.54              43.58            1,016
                                                 2005           43.58              44.49              919
                                                 2006           44.49              48.71              975
                                                 2007           48.71              51.10              899
                                                 2008           51.10              38.07              798

BlackRock Large Cap Core Division*(b).......     2007           85.63              86.77              758
                                                 2008           86.77              54.05              654





                                                                        C-PPA-65

---------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                                         BEGINNING OF YEAR     END OF YEAR       ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                              YEAR        UNIT VALUE        UNIT VALUE       (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------

BlackRock Large Cap Division (formerly
  BlackRock Investment Trust)...............     1999         $ 76.18            $ 89.40            1,356
                                                 2000           89.40              83.10            1,342
                                                 2001           83.10              68.31            1,374
                                                 2002           68.31              49.99            1,145
                                                 2003           49.99              64.49            1,097
                                                 2004           64.49              70.82            1,011
                                                 2005           70.82              72.67              905
                                                 2006           72.67              82.15              829
                                                 2007           82.15              86.35                0

BlackRock Large Cap Value Division(k).......     2004           10.10              11.18                3
                                                 2005           11.18              11.74                4
                                                 2006           11.74              13.88               32
                                                 2007           13.88              14.21               15
                                                 2008           14.21               9.16                5

BlackRock Legacy Large Cap Growth
  Division(k)...............................     2004           10.08              11.10                0
                                                 2005           11.10              11.76                0
                                                 2006           11.76              12.14                0
                                                 2007           12.14              14.27                1
                                                 2008           14.27               8.97                3

BlackRock Strategic Value Division(a).......     2000           10.00              12.26               69
                                                 2001           12.26              14.09              443
                                                 2002           14.09              10.98              769
                                                 2003           10.98              16.33              943
                                                 2004           16.33              18.66            1,133
                                                 2005           18.66              19.25              990
                                                 2006           19.25              22.26            1,299
                                                 2007           22.26              21.29            1,187
                                                 2008           21.29              12.99            1,045

Clarion Global Real Estate Division
  (formerly Neuberger Berman Real Estate
  Division)(k)..............................     2004           10.00              12.89                1
                                                 2005           12.89              14.51               15
                                                 2006           14.51              19.82               29
                                                 2007           19.82              16.72               20
                                                 2008           16.72               9.68               18





C-PPA-66

---------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                                         BEGINNING OF YEAR     END OF YEAR       ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                              YEAR        UNIT VALUE        UNIT VALUE       (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------

Davis Venture Value Division(a).............     2000         $ 30.70            $ 31.35               22
                                                 2001           31.35              27.59              100
                                                 2002           27.59              22.86              159
                                                 2003           22.86              29.64              224
                                                 2004           29.64              32.99              329
                                                 2005           32.99              36.04              326
                                                 2006           36.04              40.91              470
                                                 2007           40.91              42.38              486
                                                 2008           42.38              25.46              473

FI Mid Cap Opportunities Division(j)........     1999           17.28              38.17            2,653
                                                 2000           38.17              26.00            3,856
                                                 2001           26.00              16.14            4,759
                                                 2002           16.14              11.35            4,044
                                                 2003           11.35              15.13            4,103
                                                 2004           15.13              17.57            3,924
                                                 2005           17.57              18.61            3,336
                                                 2006           18.61              20.62            3,690
                                                 2007           20.62              22.13            3,422
                                                 2008           22.13               9.80            3,029

FI Value Leaders Division(k)................     2004           10.09              11.43                0
                                                 2005           11.43              12.53                3
                                                 2006           12.53              13.89                4
                                                 2007           13.89              14.34                6
                                                 2008           14.34               8.67                5

Franklin Templeton Small Cap Growth
  Division(e)...............................     2001           10.00               8.82               25
                                                 2002            8.82               6.30               50
                                                 2003            6.30               9.05              108
                                                 2004            9.05               9.99              119
                                                 2005            9.99              10.36              126
                                                 2006           10.36              11.29              205
                                                 2007           11.29              11.69              186
                                                 2008           11.69               6.81              195





                                                                        C-PPA-67

---------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                                         BEGINNING OF YEAR     END OF YEAR       ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                              YEAR        UNIT VALUE        UNIT VALUE       (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------

Harris Oakmark Focused Value Division(e)....     2001         $ 24.53            $ 27.50              112
                                                 2002           27.50              24.83              267
                                                 2003           24.83              32.63              352
                                                 2004           32.63              35.53              451
                                                 2005           35.53              38.71              559
                                                 2006           38.71              43.13              558
                                                 2007           43.13              39.80              484
                                                 2008           39.80              21.28              431

Harris Oakmark International Division(k)....     2004           10.03              11.69               14
                                                 2005           11.69              13.26               29
                                                 2006           13.26              16.98               41
                                                 2007           16.98              16.67               58
                                                 2008           16.67               9.79               46

Janus Forty Division(d).....................     2007          247.12             304.57                0
                                                 2008          304.57             175.43                1

Jennison Growth Division....................     2005            4.18               5.06              317
                                                 2006            5.06               5.15              416
                                                 2007            5.15               5.70              431
                                                 2008            5.70               3.59              460

Jennison Growth Division (formerly
  Met/Putnam Voyager Division)(a)(i)........     2000            9.82               7.25               41
                                                 2001            7.25               4.97              179
                                                 2002            4.97               3.50              220
                                                 2003            3.50               4.36              299
                                                 2004            4.36               4.53              312
                                                 2005            4.53               4.14              280





C-PPA-68

---------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                                         BEGINNING OF YEAR     END OF YEAR       ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                              YEAR        UNIT VALUE        UNIT VALUE       (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------

Julius Baer International Stock Division
  (formerly FI International Stock
  Division).................................     1999         $ 16.43            $ 18.95            1,114
                                                 2000           18.95              16.88            1,096
                                                 2001           16.88              13.27            1,162
                                                 2002           13.27              10.85            1,006
                                                 2003           10.85              13.76              965
                                                 2004           13.76              16.11              904
                                                 2005           16.11              18.83            1,179
                                                 2006           18.83              21.73            1,262
                                                 2007           21.73              23.75            1,095
                                                 2008           23.75              13.14            1,021

Lazard Mid Cap Division.....................     2004           10.10              10.95                6
                                                 2005           10.95              11.76                6
                                                 2006           11.76              13.38               11
                                                 2007           13.38              12.92                6
                                                 2008           12.92               7.92                3

Legg Mason Partners Aggressive Growth
  Division (formerly Janus Aggressive Growth
  Division)(e)(h)...........................     2001           10.03               7.79               59
                                                 2002            7.79               5.36               84
                                                 2003            5.36               6.87              157
                                                 2004            6.87               7.41              215
                                                 2005            7.41               8.36              214
                                                 2006            8.36               8.15              353
                                                 2007            8.15               8.28              331
                                                 2008            8.28               5.00              318

Legg Mason Value Equity.....................     2006            9.82              10.57              100
                                                 2007           10.57               9.87              108
                                                 2008            9.87               4.45              118

Legg Mason Value Equity (formerly MFS(R)
  Investors Trust Division)(l)..............     2001            9.45               8.41                6
                                                 2002            8.41               6.65               16
                                                 2003            6.65               8.03               33
                                                 2004            8.03               8.85               71
                                                 2005            8.85               9.41               57
                                                 2006            9.41               9.87               59





                                                                        C-PPA-69

---------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                                         BEGINNING OF YEAR     END OF YEAR       ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                              YEAR        UNIT VALUE        UNIT VALUE       (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------

Lehman Brothers(R) Aggregate Bond Index
  Division..................................     1999         $ 10.12            $  9.89              162
                                                 2000            9.89              10.91              271
                                                 2001           10.91              11.61              844
                                                 2002           11.61              12.68              809
                                                 2003           12.68              13.02              978
                                                 2004           13.02              13.42            1,171
                                                 2005           13.42              13.57            1,266
                                                 2006           13.57              14.00            1,651
                                                 2007           14.00              14.82            1,753
                                                 2008           14.82              15.56            1,497

Loomis Sayles Small Cap Division(a).........     2000           26.26              26.03               14
                                                 2001           26.03              23.51               47
                                                 2002           23.51              18.27               63
                                                 2003           18.27              24.70               91
                                                 2004           24.70              28.47              103
                                                 2005           28.47              30.16               94
                                                 2006           30.16              34.86              155
                                                 2007           34.86              38.64              179
                                                 2008           38.64              24.54              176

Lord Abbett Bond Debenture Division(b)(f)...     1999            9.65              11.26              232
                                                 2000           11.26              11.05              241
                                                 2001           11.05              10.80              298
                                                 2002           10.80              10.83              254
                                                 2003           10.83              12.83              271
                                                 2004           12.83              13.78              341
                                                 2005           13.78              13.90              408
                                                 2006           13.90              15.05              562
                                                 2007           15.05              15.93              647
                                                 2008           15.93              12.88              617

Met/AIM Small Cap Growth Division(k)........     2004           10.09              10.85                0
                                                 2005           10.85              11.68                0
                                                 2006           11.68              13.18                0
                                                 2007           13.18              14.54                1
                                                 2008           14.54               8.84                0





C-PPA-70

---------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                                         BEGINNING OF YEAR     END OF YEAR       ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                              YEAR        UNIT VALUE        UNIT VALUE       (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------

MetLife Mid Cap Stock Index Division(a).....     2000         $ 10.00            $ 10.63              111
                                                 2001           10.63              10.41              340
                                                 2002           10.41               8.77              522
                                                 2003            8.77              11.73              738
                                                 2004           11.73              13.48              811
                                                 2005           13.48              14.99              872
                                                 2006           14.99              16.35            1,291
                                                 2007           16.35              17.46            1,299
                                                 2008           17.46              11.04            1,269

MetLife Stock Index Division................     1999           41.28              49.39            5,674
                                                 2000           49.39              44.36            5,783
                                                 2001           44.36              38.60            6,497
                                                 2002           38.60              29.69            5,609
                                                 2003           29.69              37.71            5,667
                                                 2004           37.71              41.29            5,517
                                                 2005           41.29              42.80            4,020
                                                 2006           42.80              48.96            4,043
                                                 2007           48.96              51.03            3,746
                                                 2008           51.03              31.80            3,367

MFS(R) Research International Division(e)...     2001           10.00               8.74                8
                                                 2002            8.74               7.66               31
                                                 2003            7.66              10.04               65
                                                 2004           10.04              11.90              122
                                                 2005           11.90              13.77              158
                                                 2006           13.77              17.31              383
                                                 2007           17.31              19.48              428
                                                 2008           19.48              11.14            2,486

MFS(R) Total Return Division(k).............     2004           33.30              36.38            1,276
                                                 2005           36.38              37.16            1,466
                                                 2006           37.16              41.31            1,337
                                                 2007           41.31              42.71            1,233
                                                 2008           42.71              32.94            1,056





                                                                        C-PPA-71

---------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                                         BEGINNING OF YEAR     END OF YEAR       ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                              YEAR        UNIT VALUE        UNIT VALUE       (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------

MFS(R) Value Division (formerly Harris
  Oakmark Large Cap Value Division)(e)......     1999         $  9.71            $  8.96               74
                                                 2000            8.96               9.98              126
                                                 2001            9.98              11.70              661
                                                 2002           11.70               9.95              748
                                                 2003            9.95              12.37              940
                                                 2004           12.37              13.65            1,269
                                                 2005           13.65              13.33            1,123
                                                 2006           13.33              15.60            1,335
                                                 2007           15.60              14.87            1,284
                                                 2008           14.87               9.80            1,059

Morgan Stanley EAFE(R) Index Division.......     1999           10.79              13.35              141
                                                 2000           13.35              11.31              301
                                                 2001           11.31               8.77              639
                                                 2002            8.77               7.24              672
                                                 2003            7.24               9.87              882
                                                 2004            9.87              11.70              983
                                                 2005           11.70              13.13            1,045
                                                 2006           13.13              16.35            1,481
                                                 2007           16.35              17.95            1,506
                                                 2008           17.95              10.30            1,490

Neuberger Berman Mid Cap Value Division.....     1999           10.72              12.50               78
                                                 2000           12.50              15.88              329
                                                 2001           15.88              15.33              500
                                                 2002           15.33              13.73              532
                                                 2003           13.73              18.57              634
                                                 2004           18.57              22.60              878
                                                 2005           22.60              25.14              942
                                                 2006           25.14              27.76            1,116
                                                 2007           27.76              28.44            1,072
                                                 2008           28.44              14.83              963

Oppenheimer Capital Appreciation
  Division(m)...............................     2005            8.18               8.93                1
                                                 2006            8.93               9.54                1
                                                 2007            9.54              10.82                3
                                                 2008           10.82               5.81                2





C-PPA-72

---------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                                         BEGINNING OF YEAR     END OF YEAR       ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                              YEAR        UNIT VALUE        UNIT VALUE       (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------

Oppenheimer Global Equity Division..........     1999         $ 12.49            $ 15.49              602
                                                 2000           15.49              15.09              757
                                                 2001           15.09              12.55              967
                                                 2002           12.55              10.44              805
                                                 2003           10.44              13.49              849
                                                 2004           13.49              15.55              829
                                                 2005           15.55              17.91            1,404
                                                 2006           17.91              20.68            1,700
                                                 2007           20.68              21.82            1,597
                                                 2008           21.82              12.89            1,449

PIMCO Total Return Division(e)..............     2001           10.00              10.56               78
                                                 2002           10.56              11.47              342
                                                 2003           11.47              11.87              667
                                                 2004           11.87              12.38              932
                                                 2005           12.38              12.56              978
                                                 2006           12.56              13.04            1,318
                                                 2007           13.04              13.93            1,307
                                                 2008           13.93              13.89            1,436

RCM Technology Division(e)..................     2001           10.00               7.45               21
                                                 2002            7.45               3.65               45
                                                 2003            3.65               5.70              330
                                                 2004            5.70               5.41              214
                                                 2005            5.41               5.97              188
                                                 2006            5.97               6.23              274
                                                 2007            6.23               8.13              474
                                                 2008            8.13               4.49              358

Russell 2000(R) Index Division..............     1999           10.53              12.80              197
                                                 2000           12.80              12.20              418
                                                 2001           12.20              12.19              700
                                                 2002           12.19               9.60              724
                                                 2003            9.60              13.90              915
                                                 2004           13.90              16.21            1,177
                                                 2005           16.21              16.78              955
                                                 2006           16.78              19.61            1,305
                                                 2007           19.61              19.13            1,234
                                                 2008           19.13              12.60            1,191





                                                                        C-PPA-73

---------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                                         BEGINNING OF YEAR     END OF YEAR       ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                              YEAR        UNIT VALUE        UNIT VALUE       (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------

T. Rowe Price Large Cap Growth Division.....     1999         $ 11.01            $ 13.33              115
                                                 2000           13.33              13.14              445
                                                 2001           13.14              11.72              631
                                                 2002           11.72               8.91              515
                                                 2003            8.91              11.55              637
                                                 2004           11.55              12.58              690
                                                 2005           12.58              13.28              666
                                                 2006           13.28              14.90              883
                                                 2007           14.90              16.14              844
                                                 2008           16.14               9.29              777

T. Rowe Price Mid Cap Growth Division(e)....     2001           10.00               8.44               44
                                                 2002            8.44               4.68              129
                                                 2003            4.68               6.36              267
                                                 2004            6.36               7.44              458
                                                 2005            7.44               8.47              544
                                                 2006            8.47               8.94              857
                                                 2007            8.94              10.44              939
                                                 2008           10.44               6.24              916

T. Rowe Price Small Cap Growth Division.....     1999           12.08              15.31            1,055
                                                 2000           15.31              13.79            1,493
                                                 2001           13.79              12.42            1,874
                                                 2002           12.42               9.02            1,748
                                                 2003            9.02              12.59            1,849
                                                 2004           12.59              13.86            1,688
                                                 2005           13.86              15.24            1,483
                                                 2006           15.24              15.68            1,799
                                                 2007           15.68              17.07            1,624
                                                 2008           17.07              10.78            1,479

Western Asset Management Strategic Bond
  Opportunities Division(e).................     2001           16.05              16.56                4
                                                 2002           16.56              17.98               37
                                                 2003           17.98              20.06               96
                                                 2004           20.06              21.18              183
                                                 2005           21.18              21.58              178
                                                 2006           21.58              22.46              252
                                                 2007           22.46              23.14              278
                                                 2008           23.14              19.48              248





C-PPA-74

---------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER OF
                                                         BEGINNING OF YEAR     END OF YEAR       ACCUMULATION
                                                            ACCUMULATION      ACCUMULATION    UNITS END OF YEAR
INVESTMENT DIVISION                              YEAR        UNIT VALUE        UNIT VALUE       (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------------

Western Asset Management U.S. Government
  Division(e)...............................     2001         $ 14.83            $ 15.39               58
                                                 2002           15.39              16.46              165
                                                 2003           16.46              16.58              183
                                                 2004           16.58              16.92              203
                                                 2005           16.92              17.05              196
                                                 2006           17.05              17.59              275
                                                 2007           17.59              18.18              326
                                                 2008           18.18              17.95              348

MetLife Aggressive Allocation Division(m)...     2005            9.99              11.20               11
                                                 2006           11.20              12.87              171
                                                 2007           12.87              13.20              336
                                                 2008           13.20               7.80              526

MetLife Conservative Allocation
  Division(m)...............................     2005            9.99              10.34               15
                                                 2006           10.34              10.99               75
                                                 2007           10.99              11.51              297
                                                 2008           11.51               9.79              332

MetLife Conservative to Moderate Allocation
  Division(m)...............................     2005            9.99              10.57               33
                                                 2006           10.57              11.49              223
                                                 2007           11.49              11.96              430
                                                 2008           11.96               9.31              529

MetLife Moderate Allocation Division(m).....     2005            9.99              10.79              117
                                                 2006           10.79              11.99              589
                                                 2007           11.99              12.42            1,302
                                                 2008           12.42               8.80            1,718

MetLife Moderate to Aggressive Allocation
  Division(m)...............................     2005            9.99              11.02               51
                                                 2006           11.02              12.50              574
                                                 2007           12.50              12.90            1,213
                                                 2008           12.90               8.31            1,607



---------

NOTES:

A     INCEPTION DATE: JULY 5, 2000.

B THE ASSETS OF BLACKROCK LARGE CAP DIVISION (FORMERLY BLACKROCK INVESTMENT TRUST DIVISION) OF THE METROPOLITAN FUND WERE MERGED INTO THE BLACKROCK LARGE CAP CORE DIVISION OF THE MET INVESTORS FUND ON APRIL 30, 2007. ACCUMULATION UNIT VALUES PRIOR TO APRIL 30, 2007 ARE THOSE OF THE BLACKROCK LARGE CAP DIVISION.





                                                                        C-PPA-75

C THE ASSETS OF STATE STREET RESEARCH INCOME DIVISION WERE MERGED INTO THIS INVESTMENT DIVISION ON APRIL 29, 2002. ACCUMULATION UNIT VALUES PRIOR TO APRIL 29, 2002 ARE THOSE OF STATE STREET RESEARCH INCOME DIVISION.

E     INCEPTION DATE: MAY 1, 2001.

F THE ASSETS OF LOOMIS SAYLES HIGH YIELD BOND DIVISION WERE MERGED INTO THIS INVESTMENT DIVISION ON APRIL 29, 2002. ACCUMULATION UNIT VALUES PRIOR TO APRIL 29, 2002 ARE THOSE OF LOOMIS SAYLES HIGH YIELD BOND DIVISION.

G     INCEPTION DATE: MAY 1, 2002.

H THE ASSETS OF THE JANUS GROWTH DIVISION WERE MERGED INTO THE JANUS AGGRESSIVE GROWTH DIVISION ON APRIL 28, 2003 ACCUMULATION UNIT VALUES PRIOR TO APRIL 28, 2003 ARE THOSE OF JANUS GROWTH DIVISION.

I THE ASSETS IN MET/PUTNAM VOYAGER INVESTMENT DIVISION WERE MERGED INTO JENNISON GROWTH DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005. THE MET/PUTNAM VOYAGER INVESTMENT DIVISION IS NO LONGER AVAILABLE.

J THE INVESTMENT DIVISION WITH THE NAME FI MID CAP OPPORTUNITIES WAS MERGED INTO THE JANUS MID CAP DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004 AND WAS RENAMED FI MID CAP OPPORTUNITIES. THE INVESTMENT DIVISION WITH THE NAME FI MID CAP OPPORTUNITIES ON APRIL 30, 2004 CEASED TO EXIST. THE ACCUMULATION UNIT VALUES HISTORY PRIOR TO MAY 1, 2004 IS THAT OF THE JANUS MID CAP DIVISION.

K     INCEPTION DATE: MAY 1, 2004.

L THE ASSETS OF THE MFS INVESTORS TRUST DIVISION WERE MERGED INTO THE LEGG MASON VALUE EQUITY DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 1, 2006. ACCUMULATION UNIT VALUES PRIOR TO MAY 1, 2006 ARE THOSE OF MFS INVESTORS TRUST DIVISION.

M     INCEPTION DATE: MAY 1, 2005.

N     INCEPTION DATE: APRIL 30, 2007.

* WE ARE WAIVING A PORTION OF THE SEP ACCT CHARGE FOR THE INVESTMENT DIVISION INVESTING IN THE BLACKROCK LARGE CAP CORE PORTFOLIO. PLEASE SEE THE TABLE OF EXPENSES FOR MORE INFORMATION.





C-PPA-76

APPENDIX C

PORTFOLIO LEGAL AND MARKETING NAMES


SERIES FUND/TRUST                        LEGAL NAME OF PORTFOLIO SERIES                 MARKETING NAME
----------------------------------     ----------------------------------     ----------------------------------
AMERICAN FUNDS INSURANCE SERIES(R)      Global Small Capitalization Fund          American Funds Global Small
                                                                                      Capitalization Fund
AMERICAN FUNDS INSURANCE SERIES(R)             Growth-Income Fund              American Funds Growth-Income Fund
AMERICAN FUNDS INSURANCE SERIES(R)                 Growth Fund                    American Funds Growth Fund
METROPOLITAN SERIES FUND, INC.         FI Mid Cap Opportunities Portfolio     FI Mid Cap Opportunities Portfolio
                                                                                          (Fidelity)
METROPOLITAN SERIES FUND, INC.             FI Value Leaders Portfolio             FI Value Leaders Portfolio
                                                                                          (Fidelity)







                                                                        C-PPA-77

APPENDIX D

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                                               PAGE

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................     2

SERVICES.....................................................................     2

PRINCIPAL UNDERWRITER........................................................     2

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT............................     2

EXPERIENCE FACTOR............................................................     2

VARIABLE INCOME PAYMENTS.....................................................     2

CALCULATING THE ANNUITY UNIT VALUE...........................................     3

ADVERTISEMENT OF THE SEPARATE ACCOUNT........................................     6

VOTING RIGHTS................................................................     7

ERISA........................................................................     8

TAXES........................................................................     9

WITHDRAWALS..................................................................    13

FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT.................................     1

FINANCIAL STATEMENTS OF METLIFE..............................................   F-1







C-PPA-78

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the appropriate address below.

[ ] Metropolitan Life Separate Account E

[ ] Metropolitan Series Fund, Inc.

[ ] Met Investors Series Trust

[ ] American Funds Insurance Series(R)

[ ] I have changed my address. My current address is:


                                        Name -----------------------
------------------------
    (Contract Number)

                                     Address -----------------------

------------------------                     -----------------------
       (Signature)                                              zip




Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893

                                                                 MAY 1, 2009

ENHANCED PREFERENCE PLUS(R) ACCOUNT VARIABLE ANNUITY
CONTRACTS ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY
This Prospectus describes group Enhanced Preference Plus Account Contracts for deferred variable annuities ("Enhanced Deferred Annuities") and Enhanced Preference Plus immediate variable income annuities ("Enhanced Income Annuities"). This Prospectus also describes Financial Freedom Account Deferred Annuities ("Financial Freedom Deferred Annuities") and Financial Freedom Account Income Annuities ("Financial Freedom Income Annuities").

--------------------------------------------------------------------------------
You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the Contract for your Enhanced Deferred Annuity or Enhanced Income Annuity. Your choices may include the Fixed Interest Account (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), Portfolios of the Calvert Variable Series, Inc. ("Calvert Fund"), Portfolios of the Fidelity Variable Insurance Products Funds ("Fidelity(R) VIP Funds"), Portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series(R) ("American Funds(R)"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.

                  AMERICAN FUNDS(R)
AMERICAN FUNDS BOND      AMERICAN FUNDS GROWTH
AMERICAN FUNDS GLOBAL    AMERICAN FUNDS GROWTH-
SMALL CAPITALIZATION     INCOME
                    CALVERT FUNDS
SOCIAL BALANCED          SOCIAL MID CAP GROWTH
                FIDELITY(R) VIP FUNDS
EQUITY-INCOME            INVESTMENT GRADE BOND
GROWTH
                 MET INVESTORS FUND
AMERICAN FUNDS BALANCED  MET/FRANKLIN INCOME
ALLOCATION               MET/FRANKLIN MUTUAL SHARES
AMERICAN FUNDS GROWTH    MET/FRANKLIN TEMPLETON
ALLOCATION               FOUNDING STRATEGY
AMERICAN FUNDS MODERATE  MET/TEMPLETON GROWTH
ALLOCATION               MFS(R) RESEARCH
BLACKROCK LARGE CAP      INTERNATIONAL
CORE                     OPPENHEIMER CAPITAL
CLARION GLOBAL REAL      APPRECIATION
ESTATE                   PIMCO INFLATION PROTECTED
HARRIS OAKMARK           BOND
INTERNATIONAL            PIMCO TOTAL RETURN
JANUS FORTY              RCM TECHNOLOGY
 LAZARD MID CAP          SSGA GROWTH AND INCOME ETF
LEGG MASON PARTNERS      SSGA GROWTH ETF
AGGRESSIVE GROWTH        T. ROWE PRICE MID CAP
LEGG MASON VALUE EQUITY  GROWTH
LORD ABBETT BOND
DEBENTURE
MET/AIM SMALL CAP
GROWTH
                  METROPOLITAN FUND
ARTIO INTERNATIONAL      METLIFE CONSERVATIVE
STOCK                    ALLOCATION
BARCLAYS CAPITAL         METLIFE CONSERVATIVE TO
AGGREGATE BOND INDEX     MODERATE ALLOCATION
BLACKROCK AGGRESSIVE     METLIFE MID CAP STOCK INDEX
GROWTH                   METLIFE MODERATE ALLOCATION
BLACKROCK BOND INCOME    METLIFE MODERATE TO
BLACKROCK DIVERSIFIED    AGGRESSIVE ALLOCATION
BLACKROCK LARGE CAP      METLIFE STOCK INDEX
VALUE                    MFS(R) TOTAL RETURN
BLACKROCK LEGACY LARGE   MFS(R) VALUE
CAP GROWTH               MORGAN STANLEY EAFE(R)
BLACKROCK STRATEGIC      INDEX
VALUE                    NEUBERGER BERMAN MID CAP
DAVIS VENTURE VALUE      VALUE
FI MID CAP               OPPENHEIMER GLOBAL EQUITY
OPPORTUNITIES            RUSSELL 2000(R) INDEX
FI VALUE LEADERS         T. ROWE PRICE LARGE CAP
JENNISON GROWTH          GROWTH
LOOMIS SAYLES SMALL CAP  T. ROWE PRICE SMALL CAP
CORE                     GROWTH
LOOMIS SAYLES SMALL CAP  WESTERN ASSET MANAGEMENT
GROWTH                   STRATEGIC BOND
MET/ARTISAN MID CAP      OPPORTUNITIES
VALUE                    WESTERN ASSET MANAGEMENT
METLIFE AGGRESSIVE       U.S. GOVERNMENT
ALLOCATION



Certain Portfolios have been subject to a name change or substitution. Please see Appendix A-1 "Additional Information Regarding the Portfolios".

HOW TO LEARN MORE:
Before investing, read this Prospectus. The Prospectus contains information about the Enhanced Deferred Annuities, Enhanced Income Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2009. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page FFA-114 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:

Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893
Phone: (800) 638-7732

The Securities and Exchange Commission has a website (http://www.sec.gov), which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

This Prospectus is not valid unless attached to the current Metropolitan Fund, Calvert Fund, Fidelity(R) VIP Funds, Met Investors Fund and American Funds(R) prospectuses, as applicable, which are attached to the back of this Prospectus. You should also read these prospectuses carefully before purchasing an Enhanced Deferred Annuity or Enhanced Income Annuity.


 ENHANCED DEFERRED ANNUITIES AVAILABLE:
   - TSA
   - 403(a)
   - PEDC
   - Traditional IRA
   - Non-Qualified
   - Non-Qualified (for certain deferred arrangements or plans)

ENHANCED INCOME ANNUITIES AVAILABLE:
   - TSA
   - 403(a)
   - PEDC
   - Traditional IRA
   - Non-Qualified
   - Non-Qualified (for certain deferred arrangements or plans)

A WORD ABOUT INVESTMENT RISK:
An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:
   - a bank deposit or obligation;
   - federally insured or guaranteed; or
   - endorsed by any bank or other financial institution.


                                 (METLIFE LOGO)

                                                                 MAY 1, 2009



FINANCIAL FREEDOM ACCOUNT VARIABLE ANNUITY CONTRACTS ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY
This Prospectus describes group Financial Freedom Account contracts for deferred variable annuities ("Financial Freedom Deferred Annuities") and Financial Freedom immediate variable income annuities ("Financial Freedom Income Annuities"). This Prospectus also describes Enhanced Preference Plus Account Deferred Annuities ("Enhanced Deferred Annuities") and Enhanced Preference Plus Account Income Annuities ("Enhanced Income Annuities").

--------------------------------------------------------------------------------

You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the Contract for your Financial Freedom Deferred Annuity or Financial Freedom Income Annuity. Your choices may include the Fixed Interest Account (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), Portfolios of the Calvert Variable Series, Inc. ("Calvert Fund"), Portfolios of the Fidelity(R) Variable Insurance Products Funds ("Fidelity(R) VIP Funds"), Portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series(R) ("American Funds(R)"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.





                  AMERICAN FUNDS(R)
AMERICAN FUNDS BOND      AMERICAN FUNDS GROWTH
AMERICAN FUNDS GLOBAL    AMERICAN FUNDS GROWTH-
SMALL CAPITALIZATION     INCOME
                    CALVERT FUNDS
SOCIAL BALANCED          SOCIAL MID CAP GROWTH
                FIDELITY(R) VIP FUNDS
EQUITY-INCOME            INVESTMENT GRADE BOND
GROWTH                   MONEY MARKET
                 MET INVESTORS FUND
AMERICAN FUNDS BALANCED  MET/FRANKLIN INCOME
ALLOCATION               MET/FRANKLIN MUTUAL SHARES
AMERICAN FUNDS GROWTH    MET/FRANKLIN TEMPLETON
ALLOCATION               FOUNDING STRATEGY
AMERICAN FUNDS MODERATE  MET/TEMPLETON GROWTH
ALLOCATION               MFS(R) RESEARCH
BLACKROCK LARGE CAP      INTERNATIONAL
CORE                     OPPENHEIMER CAPITAL
CLARION GLOBAL REAL      APPRECIATION
ESTATE                   PIMCO INFLATION PROTECTED
HARRIS OAKMARK           BOND
INTERNATIONAL            PIMCO TOTAL RETURN
JANUS FORTY              RCM TECHNOLOGY
LAZARD MID CAP           SSGA GROWTH AND INCOME ETF
LEGG MASON PARTNERS      SSGA GROWTH ETF
AGGRESSIVE GROWTH        T. ROWE PRICE MID CAP
LEGG MASON VALUE EQUITY  GROWTH
LORD ABBETT BOND
DEBENTURE
MET/AIM SMALL CAP
GROWTH
                  METROPOLITAN FUND
ARTIO INTERNATIONAL      METLIFE CONSERVATIVE
STOCK                    ALLOCATION
BARCLAYS CAPITAL         METLIFE CONSERVATIVE TO
AGGREGATE BOND INDEX     MODERATE ALLOCATION
BLACKROCK AGGRESSIVE     METLIFE MID CAP STOCK INDEX
GROWTH                   METLIFE MODERATE ALLOCATION
BLACKROCK BOND INCOME    METLIFE MODERATE TO
BLACKROCK DIVERSIFIED    AGGRESSIVE ALLOCATION
BLACKROCK LARGE CAP      METLIFE STOCK INDEX
VALUE                    MFS(R) TOTAL RETURN
BLACKROCK LEGACY LARGE   MFS(R) VALUE
CAP GROWTH               MORGAN STANLEY EAFE(R)
BLACKROCK STRATEGIC      INDEX
VALUE                    NEUBERGER BERMAN MID CAP
DAVIS VENTURE VALUE      VALUE
FI MID CAP               OPPENHEIMER GLOBAL EQUITY
OPPORTUNITIES            RUSSELL 2000(R) INDEX
FI VALUE LEADERS         T. ROWE PRICE LARGE CAP
JENNISON GROWTH          GROWTH
LOOMIS SAYLES SMALL CAP  T. ROWE PRICE SMALL CAP
CORE                     GROWTH
LOOMIS SAYLES SMALL CAP  WESTERN ASSET MANAGEMENT
GROWTH                   STRATEGIC BOND
MET/ARTISAN MID CAP      OPPORTUNITIES
VALUE                    WESTERN ASSET MANAGEMENT
METLIFE AGGRESSIVE       U.S. GOVERNMENT
ALLOCATION




Certain Portfolios have been subject to a name change or substitution. Please see Appendix A-1 "Additional Information Regarding the Portfolios."

HOW TO LEARN MORE:


Before investing, read this Prospectus. The Prospectus contains information about the Financial Freedom Deferred Annuities, Financial Freedom Income Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2009. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page FFA-114 of this Prospectus. To request a free copy of the SAI or to ask questions, write or call:



Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893
Phone: (800) 638-7732


The Securities and Exchange Commission has a Web site (http://www.sec.gov) which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.
This Prospectus is not valid unless attached to the current Metropolitan Fund, Calvert Fund, Fidelity(R) VIP Funds, Met Investors Fund and American Funds(R) prospectuses, as applicable, which are attached to the back of this Prospectus. You should also read these prospectuses carefully before purchasing a Financial Freedom Deferred Annuity or Financial Freedom Income Annuity.

 FINANCIAL FREEDOM
 DEFERRED ANNUITIES
 AVAILABLE:
   - TSA
   - 403(a)
   - Non-Qualified (for certain deferred arrangements and plans)


 FINANCIAL FREEDOM
 INCOME ANNUITIES
 AVAILABLE:
   - TSA
   - 403(a)
   - Non-Qualified (for certain deferred arrangements and plans)


 A WORD ABOUT
 INVESTMENT RISK:

 An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:
   - a bank deposit or obligation;
   - federally
     insured or
     guaranteed; or
   - endorsed by
     any bank or
     other financial institution.


                                 (METLIFE LOGO)

TABLE OF CONTENTS


IMPORTANT TERMS YOU SHOULD KNOW...........................................   FFA-4
TABLE OF EXPENSES.........................................................   FFA-7
METLIFE...................................................................   FFA-20
METROPOLITAN LIFE SEPARATE ACCOUNT E......................................   FFA-20
VARIABLE ANNUITIES........................................................   FFA-20
  A Deferred Annuity.....................................................    FFA-21
  An Income Annuity......................................................    FFA-21
YOUR INVESTMENT CHOICES...................................................   FFA-22
  Certain Payments We Receive with Regard to the Portfolios..............    FFA-28
DEFERRED ANNUITIES........................................................   FFA-30
  The Deferred Annuity and Your Retirement Plan..........................    FFA-30
  Automated Investment Strategies........................................    FFA-31
  Purchase Payments......................................................    FFA-32
    Purchase Payments -- Section 403(b) Plans.............................   FFA-32
    Allocation of Purchase Payments.......................................   FFA-32
    Limits on Purchase Payments...........................................   FFA-32
  The Value of Your Investment...........................................    FFA-33
  Transfers..............................................................    FFA-33
  Access to Your Money...................................................    FFA-36
    Account Reduction Loans...............................................   FFA-36
    Systematic Withdrawal Program for Enhanced TSA and IRA Deferred
     Annuities............................................................   FFA-36
    Minimum Distribution..................................................   FFA-38
  Contract Fee...........................................................    FFA-39
    Account Reduction Loan Fees...........................................   FFA-39
  Charges................................................................    FFA-39
    Insurance-Related Charge..............................................   FFA-39
    Investment-Related Charge.............................................   FFA-39
  Premium and Other Taxes................................................    FFA-40
  Early Withdrawal Charges...............................................    FFA-40
    When No Early Withdrawal Charge Applies...............................   FFA-41
    When A Different Early Withdrawal Charge May Apply....................   FFA-42
  Free Look..............................................................    FFA-43
  Death Benefit..........................................................    FFA-43
  Pay-out Options (or Income Options)....................................    FFA-45
INCOME ANNUITIES..........................................................   FFA-46
  Income Payment Types...................................................    FFA-46
  Minimum Size of Your Income Payment....................................    FFA-48
  Allocation.............................................................    FFA-48
  The Value of Your Income Payments......................................    FFA-48
  Reallocations..........................................................    FFA-49
  Contract Fee...........................................................    FFA-53





FFA-2

  Charges................................................................    FFA-53
    Insurance-Related Charge..............................................   FFA-53
    Investment-Related Charge.............................................   FFA-53
  Premium and Other Taxes................................................    FFA-54
  Free Look..............................................................    FFA-54
GENERAL INFORMATION.......................................................   FFA-54
  Administration.........................................................    FFA-54
    Purchase Payments.....................................................   FFA-54
    Confirming Transactions...............................................   FFA-55
    Processing Transactions...............................................   FFA-55
     By Telephone or Internet.............................................   FFA-55
     After Your Death.....................................................   FFA-56
     Misstatement.........................................................   FFA-56
     Third Party Requests.................................................   FFA-56
     Valuation -- Suspension of Payments..................................   FFA-57
  Advertising Performance................................................    FFA-57
  Changes to Your Deferred Annuity or Income Annuity.....................    FFA-58
  Voting Rights..........................................................    FFA-58
  Who Sells the Deferred Annuities and Income Annuities..................    FFA-59
  Financial Statements...................................................    FFA-62
  Your Spouse's Rights...................................................    FFA-62
  When We Can Cancel Your Deferred Annuity or Income Annuity.............    FFA-62
  Special Charges That Apply If Your Retirement Plan Terminates Its
    Deferred Annuity or Takes Other Action................................   FFA-62
INCOME TAXES..............................................................   FFA-63
LEGAL PROCEEDINGS.........................................................   FFA-76
APPENDIX A PREMIUM TAX TABLE..............................................   FFA-77
APPENDIX A-1 ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS..............   FFA-78
APPENDIX B ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION..........   FFA-79
APPENDIX C TEXAS OPTIONAL RETIREMENT PROGRAM..............................   FFA-112
APPENDIX D PORTFOLIO LEGAL AND MARKETING NAMES............................   FFA-113
APPENDIX E TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION..   FFA-114



The Deferred Annuities or Income Annuities are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, any attached prospectuses, supplements to the prospectuses or any supplemental sales material we authorize.





                                                                           FFA-3

IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE

When you purchase a Deferred Annuity, an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account, less any account reduction loans.

ACCUMULATION UNIT VALUE

With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ANNUITY UNIT VALUE

With an Income Annuity or variable pay-out option, the money paid-in or reallocated into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time, but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR)

Under an Income Annuity or variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.

CONTRACT

A Contract is the legal agreement between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.

CONTRACT YEAR

Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period. However, depending on underwriting and plan requirements, the first Contract Year may range from the initial three to fifteen months the Deferred Annuity is issued.

DEFERRED ANNUITY

This term is used throughout this Prospectus when we are referring to both Enhanced Deferred Annuities and Financial Freedom Deferred Annuities.





FFA-4

EARLY WITHDRAWAL CHARGE

The early withdrawal charge is the amount we deduct from your Account Balance if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

EXCHANGE

In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

GOOD ORDER

A request or transaction generally is considered in "good order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in good order. If you have any questions, you should contact us or your sales representative before submitting the form or request.

INCOME ANNUITY

This term is used throughout this Prospectus when we are referring to both Enhanced Income Annuities and Financial Freedom Income Annuities.

INVESTMENT DIVISION

Investment divisions are subdivisions of the Separate Account. When you allocate a purchase payment or transfer money or make reallocations of your income payment to an investment division, the investment division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, Calvert Fund, Fidelity(R) VIP Funds, Met Investors Fund or American Funds(R).

METLIFE

MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE

The MetLife Designated Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 1-800-638-7732.

SEPARATE ACCOUNT

A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.

VARIABLE ANNUITY

An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for amounts allocated to the investment divisions in a variable annuity.





                                                                           FFA-5

YOU

In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or Income Annuity, the annuitant under an Income Annuity, or the participant or annuitant for whom money is invested under certain group arrangements. In cases where we are referring to giving instructions or making payments to us, for PEDC, sec.451 deferred fee arrangements, sec.451 deferred compensation plans, sec.457(f) deferred compensation plans, sec.457(e)(11) severance and death benefit plans and sec.415(m) qualified governmental excess benefit arrangements, "you" means such trustee or employer.





FFA-6

 TABLE OF EXPENSES -- ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES AND INCOME ANNUITIES

The following tables describe the fees and expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or make transfers between the investment divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply.

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CONTRACT OWNER TRANSACTION EXPENSES

  Sales Load Imposed on Purchase Payments...............................      None
  Early Withdrawal Charge (as a percentage of each purchase payment funding the withdrawal during the pay-in phase) (1)................  Up to 7%
  Exchange Fee..........................................................      None
  Surrender Fee.........................................................      None
  Account Reduction Loan Initiation Fee.................................    $75(2)
  Annual Account Reduction Loan Maintenance Fee (per loan outstanding)..    $50(2)
  Transfer Fee..........................................................      None


(1) AN EARLY WITHDRAWAL CHARGE OF UP TO 7% MAY APPLY IF YOU WITHDRAW PURCHASE PAYMENTS WITHIN 7 YEARS OF WHEN THEY WERE CREDITED TO YOUR DEFERRED ANNUITY. THE CHARGE ON PURCHASE PAYMENTS IS CALCULATED ACCORDING TO THE FOLLOWING SCHEDULE:

  DURING PURCHASE PAYMENT YEAR
  1........................................................................   7%
  2........................................................................   6%
  3........................................................................   5%
  4........................................................................   4%
  5........................................................................   3%
  6........................................................................   2%
  7........................................................................   1%
  Thereafter...............................................................   0%


     THERE ARE TIMES WHEN THE EARLY WITHDRAWAL CHARGE DOES NOT APPLY TO AMOUNTS THAT ARE WITHDRAWN FROM A DEFERRED ANNUITY. FOR EXAMPLE, EACH CONTRACT YEAR YOU MAY TAKE THE GREATER OF 20% (10% FOR CERTAIN ENHANCED DEFERRED ANNUITIES) OF YOUR ACCOUNT BALANCE OR YOUR PURCHASE PAYMENTS MADE OVER 7 YEARS AGO FREE OF EARLY WITHDRAWAL CHARGES. THERE ARE NO EARLY WITHDRAWAL CHARGES APPLIED TO THE ENHANCED NON-QUALIFIED DEFERRED ANNUITIES FOR sec.457(F) DEFERRED COMPENSATION PLANS, sec.451 DEFERRED FEE ARRANGEMENTS, sec.451 DEFERRED COMPENSATION PLANS AND sec.457(3)(11) SEVERANCE AND DEATH BENEFIT PLANS.

(2) EITHER OR BOTH FEES MAY BE WAIVED FOR CERTAIN GROUPS. THE LOAN MAINTENANCE FEE IS PAID ON A QUARTERLY BASIS AT THE END OF EACH QUARTER ON A PRO-RATA BASIS FROM THE INVESTMENT DIVISIONS AND THE FIXED INTEREST ACCOUNT IN WHICH YOU THEN HAVE A BALANCE.

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The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.

Annual Contract Fee(3)......................................................................   None
Separate Account Charge (as a percentage of your average account value)(4)
  General Administrative Expenses Charge....................................................   .20%
  Mortality and Expense Risk Charge.........................................................   .75%
  Total Separate Account Charge(4)..................  Current and Maximum Guaranteed Charge:   .95%


(3) A $20 ANNUAL CONTRACT FEE MAY BE IMPOSED ON MONEY IN THE FIXED INTEREST ACCOUNT. THIS FEE MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES.

(4) PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT CHARGE WILL NOT EXCEED .95% OF YOUR AVERAGE BALANCE IN THE INVESTMENT DIVISIONS. FOR PURPOSES OF PRESENTATION HERE, WE ESTIMATED THE ALLOCATION BETWEEN GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK CHARGE FOR DEFERRED ANNUITIES OR THE AMOUNT OF UNDERLYING PORTFOLIO SHARES WE HAVE DESIGNATED IN THE INVESTMENT DIVISIONS TO GENERATE YOUR INCOME PAYMENTS FOR INCOME ANNUITIES.

     WE ARE WAIVING 0.08% OF THE SEPARATE ACCOUNT CHARGE FOR THE INVESTMENT DIVISION INVESTING IN THE BLACKROCK LARGE CAP CORE PORTFOLIO OF THE MET INVESTORS FUND. WE ARE WAIVING THE AMOUNT, IF ANY, OF THE SEPARATE ACCOUNT CHARGE EQUAL TO THE UNDERLYING PORTFOLIO EXPENSES THAT ARE IN EXCESS OF 0.88% FOR THE INVESTMENT DIVISION INVESTING IN THE MFS(R) RESEARCH INTERNATIONAL PORTFOLIO--CLASS A OF THE MET INVESTORS SERIES FUND.

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                                                                           FFA-7

The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold your Contract. Certain portfolios may impose a redemption fee in the future. All of the Portfolios listed below are Class A except for the BlackRock Large Cap Value, BlackRock Legacy Large Cap Growth, Clarion Global Real Estate, FI Value Leaders, Harris Oakmark International, Janus Forty, Lazard Mid Cap, Met/AIM Small Cap Growth, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, SSgA Growth ETF, SSgA Growth and Income ETF Portfolios, which are Class E Portfolios, Met/Franklin Income, Met/Franklin Mutual Shares, Met/Franklin Templeton Founding Strategy and Met/Templeton Growth, which are Class B Portfolios, American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation, which are Class C Portfolios, and the Portfolios of the American Funds(R), which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund and the American Funds(R) fees and expenses are contained in their respective prospectuses.

Total Annual Metropolitan Fund, Met Investors Fund, Calvert Fund,     Minimum   Maximum
Fidelity(R) VIP Funds and American Funds(R)                           -------   -------
  Operating Expenses for the fiscal year ending December 31, 2008
     (expenses that are deducted from these Funds' assets include management fees, distribution fees (12b-1 fees) and other
     expenses)                                                          0.29%     1.60%



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AMERICAN FUNDS(R) -- CLASS 2
ANNUAL EXPENSES
For fiscal year ending                        DISTRIBUTION                                          CONTRACTUAL FEE   NET TOTAL
December 31, 2008                                AND/OR                ACQUIRED FUND  TOTAL ANNUAL   WAIVER AND/OR     ANNUAL
(as a percentage of average     MANAGEMENT  SERVICE (12B-1)    OTHER      FEES AND      OPERATING       EXPENSE       OPERATING
daily net assets)                   FEE           FEES       EXPENSES    EXPENSES*      EXPENSES     REIMBURSEMENT   EXPENSES**
American Funds Bond Fund......     0.39%         0.25%         0.01%         --           0.65%            --           0.65%
American Funds Global Small
  Capitalization Fund.........     0.71%         0.25%         0.03%         --           0.99%            --           0.99%
American Funds Growth Fund....     0.32%         0.25%         0.01%         --           0.58%            --           0.58%
American Funds Growth-Income
  Fund........................     0.27%         0.25%         0.01%         --           0.53%            --           0.53%






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CALVERT FUND -- ANNUAL
EXPENSES
For fiscal year ending                        DISTRIBUTION                                          CONTRACTUAL FEE   NET TOTAL
December 31, 2008                                AND/OR                ACQUIRED FUND  TOTAL ANNUAL   WAIVER AND/OR     ANNUAL
(as a percentage of average     MANAGEMENT  SERVICE (12B-1)    OTHER      FEES AND      OPERATING       EXPENSE       OPERATING
daily net assets)                   FEE           FEES       EXPENSES    EXPENSES*      EXPENSES     REIMBURSEMENT   EXPENSES**
Social Balanced Portfolio.....     0.70%           --          0.22%         --           0.92%            --           0.92%
Social Mid Cap Growth
  Portfolio...................     0.90%           --          0.28%         --           1.18%            --           1.18%






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FIDELITY(R) VIP FUNDS --
INITIAL CLASS
ANNUAL EXPENSES
For fiscal year ending                        DISTRIBUTION                                          CONTRACTUAL FEE   NET TOTAL
December 31, 2008                                AND/OR                ACQUIRED FUND  TOTAL ANNUAL   WAIVER AND/OR     ANNUAL
(as a percentage of average     MANAGEMENT  SERVICE (12B-1)    OTHER      FEES AND      OPERATING       EXPENSE       OPERATING
daily net assets)                   FEE           FEES       EXPENSES    EXPENSES*      EXPENSES     REIMBURSEMENT   EXPENSES**
Equity-Income Portfolio.......     0.46%           --          0.11%         --           0.57%            --           0.57%
Growth Portfolio..............     0.56%           --          0.12%         --           0.68%            --           0.68%
Investment Grade Bond
  Portfolio...................     0.32%           --          0.11%         --           0.43%            --           0.43%






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MET INVESTORS FUND ANNUAL
EXPENSES
For fiscal year ending                        DISTRIBUTION                                          CONTRACTUAL FEE   NET TOTAL
December 31, 2008                                AND/OR                ACQUIRED FUND  TOTAL ANNUAL   WAIVER AND/OR     ANNUAL
(as a percentage of average     MANAGEMENT  SERVICE (12B-1)    OTHER      FEES AND      OPERATING       EXPENSE       OPERATING
daily net assets)                   FEE           FEES       EXPENSES    EXPENSES*      EXPENSES     REIMBURSEMENT   EXPENSES**
American Funds Balanced
  Allocation
  Portfolio -- Class C........     0.10%         0.55%         0.05%       0.40%          1.10%          0.05%          1.05%(1)
American Funds Growth
  Allocation
  Portfolio -- Class C........     0.10%         0.55%         0.05%       0.38%          1.08%          0.05%          1.03%(1)





FFA-8

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MET INVESTORS FUND ANNUAL
EXPENSES
For fiscal year ending                        DISTRIBUTION                                          CONTRACTUAL FEE   NET TOTAL
December 31, 2008                                AND/OR                ACQUIRED FUND  TOTAL ANNUAL   WAIVER AND/OR     ANNUAL
(as a percentage of average     MANAGEMENT  SERVICE (12B-1)    OTHER      FEES AND      OPERATING       EXPENSE       OPERATING
daily net assets)                   FEE           FEES       EXPENSES    EXPENSES*      EXPENSES     REIMBURSEMENT   EXPENSES**
American Funds Moderate
  Allocation
  Portfolio -- Class C........     0.10%         0.55%         0.05%       0.42%          1.12%          0.05%          1.07%(1)
BlackRock Large Cap Core
  Portfolio -- Class A........     0.58%            --         0.04%          --          0.62%             --          0.62%
Clarion Global Real Estate
  Portfolio -- Class E........     0.63%         0.15%         0.05%          --          0.83%             --          0.83%
Harris Oakmark International
  Portfolio -- Class E........     0.78%         0.15%         0.07%          --          1.00%             --          1.00%
Janus Forty Portfolio -- Class
  E...........................     0.64%         0.15%         0.04%          --          0.83%             --          0.83%
Lazard Mid Cap Portfolio
  -- Class E..................     0.69%         0.15%         0.05%          --          0.89%             --          0.89%(2)
Legg Mason Partners Aggressive
  Growth Portfolio -- Class
  A...........................     0.63%            --         0.02%          --          0.65%             --          0.65%
Legg Mason Value Equity
  Portfolio -- Class A........     0.63%            --         0.04%          --          0.67%             --          0.67%
Lord Abbett Bond Debenture
  Portfolio -- Class A........     0.50%            --         0.03%          --          0.53%             --          0.53%
Met/AIM Small Cap Growth
  Portfolio -- Class E........     0.86%         0.15%         0.03%          --          1.04%             --          1.04%
Met/Franklin Income
  Portfolio -- Class B........     0.80%         0.25%         0.23%          --          1.28%          0.02%          1.26%(3)
Met/Franklin Mutual Shares
  Portfolio -- Class B........     0.80%         0.25%         0.55%          --          1.60%          0.45%          1.15%(4)
Met/Franklin Templeton
  Founding Strategy
  Portfolio -- Class B........     0.05%         0.25%         0.08%       0.89%          1.27%          0.08%          1.19%(5)
Met/Templeton Growth
  Portfolio -- Class B........     0.70%         0.25%         0.59%          --          1.54%          0.47%          1.07%(6)
MFS(R) Research International
  Portfolio -- Class A........     0.70%            --         0.07%          --          0.77%             --          0.77%
Oppenheimer Capital
  Appreciation Portfolio
  -- Class E..................     0.59%         0.15%         0.04%          --          0.78%             --          0.78%
PIMCO Inflation Protected Bond
  Portfolio -- Class E........     0.49%         0.15%         0.04%          --          0.68%             --          0.68%
PIMCO Total Return
  Portfolio -- Class A........     0.48%            --         0.04%          --          0.52%             --          0.52%
RCM Technology Portfolio
  -- Class A..................     0.88%            --         0.09%          --          0.97%             --          0.97%
SSgA Growth and Income ETF
  Portfolio -- Class E........     0.33%         0.15%         0.08%       0.20%          0.76%          0.03%          0.73%(7)
SSgA Growth ETF
  Portfolio -- Class E........     0.33%         0.15%         0.08%       0.21%          0.77%          0.03%          0.74%(8)
T. Rowe Price Mid Cap Growth
  Portfolio -- Class A........     0.75%            --         0.03%          --          0.78%             --          0.78%






-------------------------------------------------------------------------------------------------------------------------------
METROPOLITAN FUND
ANNUAL EXPENSES
For fiscal year ending                        DISTRIBUTION                                          CONTRACTUAL FEE   NET TOTAL
December 31, 2008                                AND/OR                ACQUIRED FUND  TOTAL ANNUAL   WAIVER AND/OR     ANNUAL
(as a percentage of average     MANAGEMENT  SERVICE (12B-1)    OTHER      FEES AND      OPERATING       EXPENSE       OPERATING
daily net assets)                   FEE           FEES       EXPENSES    EXPENSES*      EXPENSES     REIMBURSEMENT   EXPENSES**
Artio International Stock
  Portfolio -- Class A........     0.82%            --         0.13%          --          0.95%          0.03%          0.92%(9)
Barclays Capital Aggregate
  Bond Index
  Portfolio -- Class A........     0.25%            --         0.04%          --          0.29%          0.01%          0.28%(10)
BlackRock Aggressive Growth
  Portfolio -- Class A........     0.72%            --         0.05%          --          0.77%             --          0.77%
BlackRock Bond Income
  Portfolio -- Class A........     0.38%            --         0.05%          --          0.43%          0.01%          0.42%(11)
BlackRock Diversified
  Portfolio -- Class A........     0.45%            --         0.04%          --          0.49%             --          0.49%
BlackRock Large Cap Value
  Portfolio -- Class E........     0.67%         0.15%         0.05%          --          0.87%             --          0.87%
BlackRock Legacy Large Cap
  Growth Portfolio -- Class
  E...........................     0.73%         0.15%         0.05%          --          0.93%          0.01%          0.92%(12)
BlackRock Strategic Value
  Portfolio -- Class A........     0.84%            --         0.05%          --          0.89%             --          0.89%
Davis Venture Value
  Portfolio -- Class A........     0.70%            --         0.03%          --          0.73%          0.04%          0.69%(13)
FI Mid Cap Opportunities
  Portfolio -- Class A........     0.68%            --         0.07%          --          0.75%             --          0.75%
FI Value Leaders
  Portfolio -- Class E........     0.65%         0.15%         0.06%          --          0.86%             --          0.86%
Jennison Growth
  Portfolio -- Class A........     0.63%            --         0.04%          --          0.67%             --          0.67%
Loomis Sayles Small Cap Core
  Portfolio -- Class A........     0.90%            --         0.06%          --          0.96%          0.05%          0.91%(14)
Loomis Sayles Small Cap Growth
  Portfolio -- Class A........     0.90%            --         0.13%          --          1.03%          0.06%          0.97%(15)
Met/Artisan Mid Cap Value
  Portfolio -- Class A........     0.81%            --         0.04%          --          0.85%             --          0.85%
MetLife Aggressive Allocation
  Portfolio -- Class A........     0.10%            --         0.03%       0.72%          0.85%          0.03%          0.82%(16)





                                                                           FFA-9

-------------------------------------------------------------------------------------------------------------------------------
METROPOLITAN FUND
ANNUAL EXPENSES
For fiscal year ending                        DISTRIBUTION                                          CONTRACTUAL FEE   NET TOTAL
December 31, 2008                                AND/OR                ACQUIRED FUND  TOTAL ANNUAL   WAIVER AND/OR     ANNUAL
(as a percentage of average     MANAGEMENT  SERVICE (12B-1)    OTHER      FEES AND      OPERATING       EXPENSE       OPERATING
daily net assets)                   FEE           FEES       EXPENSES    EXPENSES*      EXPENSES     REIMBURSEMENT   EXPENSES**
MetLife Conservative
  Allocation
  Portfolio -- Class A........     0.10%            --         0.02%       0.56%          0.68%          0.02%          0.66%(16)
MetLife Conservative to
  Moderate Allocation
  Portfolio -- Class A........     0.09%            --         0.01%       0.61%          0.71%             --          0.71%(16)
MetLife Mid Cap Stock Index
  Portfolio -- Class A........     0.25%            --         0.08%          --          0.33%          0.01%          0.32%(10)
MetLife Moderate Allocation
  Portfolio -- Class A........     0.07%            --            --       0.65%          0.72%             --          0.72%(16)
MetLife Moderate to Aggressive
  Allocation
  Portfolio -- Class A........     0.07%            --            --       0.68%          0.75%             --          0.75%(16)
MetLife Stock Index
  Portfolio -- Class A........     0.25%            --         0.04%          --          0.29%          0.01%          0.28%(10)
MFS(R) Total Return
  Portfolio -- Class A........     0.53%            --         0.05%          --          0.58%             --          0.58%
MFS(R) Value
  Portfolio -- Class A........     0.72%            --         0.08%          --          0.80%          0.07%          0.73%(17)
Morgan Stanley EAFE(R) Index
  Portfolio -- Class A........     0.30%            --         0.12%       0.01%          0.43%          0.01%          0.42%(18)
Neuberger Berman Mid Cap Value
  Portfolio -- Class A........     0.65%            --         0.04%          --          0.69%             --          0.69%
Oppenheimer Global Equity
  Portfolio -- Class A........     0.52%            --         0.09%          --          0.61%             --          0.61%
Russell 2000(R) Index
Portfolio -- Class A..........     0.25%            --         0.07%       0.01%          0.33%          0.01%          0.32%(10)
T. Rowe Price Large Cap Growth
  Portfolio -- Class A........     0.60%            --         0.07%          --          0.67%             --          0.67%
T. Rowe Price Small Cap Growth
  Portfolio -- Class A........     0.51%            --         0.08%          --          0.59%             --          0.59%
Western Asset Management
  Strategic Bond Opportunities
  Portfolio -- Class A........     0.60%            --         0.05%          --          0.65%             --          0.65%
Western Asset Management U.S.
  Government
  Portfolio -- Class A........     0.48%            --         0.04%          --          0.52%             --          0.52%





(*) ACQUIRED FUND FEES AND EXPENSES ARE FEES AND EXPENSES INCURRED INDIRECTLY BY A PORTFOLIO AS A RESULT OF INVESTING IN SHARES OF ONE OR MORE UNDERLYING PORTFOLIOS.

(**) NET TOTAL ANNUAL OPERATING EXPENSES DO NOT REFLECT: (1) VOLUNTARY WAIVERS
     OF FEES OR EXPENSES; (2) CONTRACTUAL WAIVERS THAT ARE IN EFFECT FOR LESS THAN ONE YEAR FROM THE DATE OF THIS PROSPECTUS; OR (3) EXPENSE REDUCTIONS RESULTING FROM CUSTODIAL FEE CREDITS OR DIRECTED BROKERAGE ARRANGEMENTS.

(1) THE PORTFOLIO IS A "FUND OF FUNDS" THAT INVESTS SUBSTANTIALLY ALL OF ITS ASSETS IN PORTFOLIOS OF THE AMERICAN FUNDS INSURANCE SERIES. BECAUSE THE PORTFOLIO INVESTS IN OTHER UNDERLYING PORTFOLIOS, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE MANAGEMENT FEE.

() THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES (EXCLUDING ACQUIRED FUND FEES AND EXPENSES AND 12B-1 FEES) TO 0.10%.

(2) OTHER EXPENSES INCLUDE 0.02% OF DEFERRED EXPENSE REIMBURSEMENT FROM A PRIOR PERIOD.

(3) THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES TO 0.90%, EXCLUDING 12B-1 FEES. DUE TO A VOLUNTARY MANAGEMENT FEE WAIVER NOT REFLECTED IN THE TABLE, THE PORTFOLIO'S ACTUAL NET OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2008 WERE 0.88% FOR THE CLASS A SHARES AND 1.14% FOR THE CLASS B SHARES.

(4) THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES TO 0.90%, EXCLUDING 12B-1 FEES.

(5) THE PORTFOLIO IS A "FUND OF FUNDS" THAT INVESTS EQUALLY IN THREE OTHER PORTFOLIOS OF THE MET INVESTORS SERIES TRUST: THE MET/FRANKLIN INCOME PORTFOLIO, THE MET/FRANKLIN MUTUAL SHARES PORTFOLIO AND THE MET/TEMPLETON GROWTH PORTFOLIO. BECAUSE THE PORTFOLIO INVESTS IN OTHER UNDERLYING PORTFOLIOS, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE MANAGEMENT FEE.

() THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES (EXCLUDING ACQUIRED FUND FEES AND EXPENSES AND 12B-1 FEES) TO 0.05%.

(6) THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES TO 0.80%, EXCLUDING 12B-1 FEES. DUE TO A VOLUNTARY MANAGEMENT FEE WAIVER NOT REFLECTED IN THE TABLE, THE PORTFOLIO'S ACTUAL NET OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2008 WERE 0.80% FOR THE CLASS A SHARES AND 1.05% FOR THE CLASS B SHARES.

(7) THE PORTFOLIO PRIMARILY INVESTS ITS ASSETS IN OTHER INVESTMENT COMPANIES KNOWN AS EXCHANGE-TRADED FUNDS ("UNDERLYING ETFS"). AS AN INVESTOR IN AN UNDERLYING ETF OR OTHER INVESTMENT COMPANY, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING ETF OR OTHER INVESTMENT COMPANY, INCLUDING THE MANAGEMENT FEE.

() THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO WAIVE A PORTION OF THE MANAGEMENT FEE EQUAL TO 0.03% OF THE FIRST $500 MILLION OF AVERAGE DAILY NET ASSETS.





FFA-10

() THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT AN AMENDED MANAGEMENT FEE AGREEMENT AS IF THE FEES HAD BEEN IN EFFECT DURING THE PREVIOUS FISCAL YEAR.

() OTHER EXPENSES INCLUDE 0.03% OF DEFERRED EXPENSE REIMBURSEMENT FROM A PRIOR PERIOD.

(8) THE PORTFOLIO PRIMARILY INVESTS ITS ASSETS IN OTHER INVESTMENT COMPANIES KNOWN AS EXCHANGE-TRADED FUNDS ("UNDERLYING ETFS"). AS AN INVESTOR IN AN UNDERLYING ETF OR OTHER INVESTMENT COMPANY, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING ETF OR OTHER INVESTMENT COMPANY, INCLUDING THE MANAGEMENT FEE.

() THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO WAIVE A PORTION OF THE MANAGEMENT FEE EQUAL TO 0.03% OF THE FIRST $500 MILLION OF AVERAGE DAILY NET ASSETS.

() THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT AN AMENDED MANAGEMENT FEE AGREEMENT AS IF THE FEES HAD BEEN IN EFFECT DURING THE PREVIOUS FISCAL YEAR.

() OTHER EXPENSES INCLUDE 0.02% OF DEFERRED EXPENSE REIMBURSEMENT FROM A PRIOR PERIOD.

(9) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.81% FOR THE FIRST $500 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND 0.78% FOR THE NEXT $500 MILLION.

(10) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO 0.243%.

(11) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.325% FOR THE PORTFOLIO'S AVERAGE DAILY NET ASSETS IN EXCESS OF $1 BILLION BUT LESS THAN $2 BILLION.

(12) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.73% FOR THE FIRST $300 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND 0.705% FOR THE NEXT $700 MILLION.

(13) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.75% FOR THE FIRST $50 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS, 0.70% FOR THE NEXT $450 MILLION, 0.65% FOR THE NEXT $4 BILLION, AND 0.625% FOR AMOUNTS OVER $4.5 BILLION.

(14) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.85% FOR THE FIRST $500 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND 0.80% FOR AMOUNTS OVER $500 MILLION.

(15) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.85% FOR THE FIRST $100 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND 0.80% FOR AMOUNTS OVER $100 MILLION.

(16) THE PORTFOLIO IS A "FUND OF FUNDS" THAT INVESTS SUBSTANTIALLY ALL OF ITS ASSETS IN OTHER PORTFOLIOS OF THE MET INVESTORS SERIES TRUST AND THE METROPOLITAN SERIES FUND, INC. BECAUSE THE PORTFOLIO INVESTS IN OTHER UNDERLYING PORTFOLIOS, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE MANAGEMENT FEE.

() METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO WAIVE FEES OR PAY ALL EXPENSES (OTHER THAN ACQUIRED FUND FEES AND EXPENSES, BROKERAGE COSTS, TAXES, INTEREST AND ANY EXTRAORDINARY EXPENSES) SO AS TO LIMIT NET OPERATING EXPENSES OF THE PORTFOLIO TO 0.10% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES, 0.35% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B SHARES AND 0.25% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS E SHARES.

(17) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.65% FOR THE FIRST $1.25 BILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS, 0.60% FOR THE NEXT $250 MILLION, AND 0.50% FOR AMOUNTS OVER $1.5 BILLION.

(18) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO 0.293%.





                                                                          FFA-11

EXAMPLES
   The examples are intended to help you compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolio fees and expenses (described in the third table).

EXAMPLE 1.
This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:
  - there was no allocation to the Fixed Interest Account (no Contract Fee was charged);
  -  reimbursement and/or waiver of expenses was not in effect;
  - your Deferred Annuity permits you to withdraw 10% of your Account Balance free from early withdrawal charges each Contract Year;
  -  you bear the minimum or maximum fees and expenses of any of the Portfolios;
  -  the underlying Portfolio earns a 5% annual return; and
  - you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.

                                                          1        3         5        10
                                                        YEAR     YEARS     YEARS     YEARS
------------------------------------------------------------------------------------------
Maximum..............................................   $904    $1,279    $1,652    $2,871
Minimum..............................................   $782    $  893    $  980    $1,496


EXAMPLE 2.
This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:
  - there was no allocation to the Fixed Interest Account (no Contract Fee was charged);
  -  reimbursement and/or waiver of expenses was not in effect;
  - your Deferred Annuity permits you to withdraw 20% of your Account Balance free from early withdrawal charges each Contract Year;
  -  you bear the minimum or maximum fees and expenses of any of the Portfolios;
  -  the underlying Portfolio earns a 5% annual return; and
  - you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.

                                                          1        3         5        10
                                                        YEAR     YEARS     YEARS     YEARS
------------------------------------------------------------------------------------------
Maximum..............................................   $834    $1,229    $1,629    $2,871
Minimum..............................................   $712    $  851    $  980    $1,496


EXAMPLE 3.
This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:
  - there was no allocation to the Fixed Interest Account (no Contract Fee was charged);
  -  reimbursement and/or waiver of expenses was not in effect;
  -  you bear the minimum or maximum fees and expenses of any of the Portfolios;





FFA-12

  -  the underlying Portfolio earns a 5% annual return; and
  - you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) or do not surrender your Deferred Annuity. (No early withdrawal charges are deducted.)

                                                           1       3         5        10
                                                         YEAR    YEARS     YEARS     YEARS
------------------------------------------------------------------------------------------
Maximum...............................................   $258     $792    $1,352    $2,871
Minimum...............................................   $126     $393    $  680    $1,496







                                                                          FFA-13

 TABLE OF EXPENSES -- FINANCIAL FREEDOM DEFERRED ANNUITIES AND INCOME ANNUITIES

The following tables describe the fees and expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or make transfers between the investment divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply.

---------------------------------------------------------------------------
CONTRACT OWNER TRANSACTION EXPENSES


  Sales Load Imposed on Purchase Payments.................................  None
  Separate Account Early Withdrawal Charge (as a percentage of each purchase payment funding the withdrawal during the pay-in phase).....  None
  Exchange Fee............................................................  None
  Surrender Fee...........................................................  None
  Account Reduction Loan Initiation Fee...................................  $75(1)
  Annual Account Reduction Loan Maintenance Fee (per loan outstanding)....  $50(1)
  Transfer Fee............................................................  None



(1) EITHER OR BOTH FEES MAY BE WAIVED FOR CERTAIN GROUPS. THE LOAN MAINTENANCE FEE IS PAID ON A QUARTERLY BASIS AT THE END OF EACH QUARTER ON A PRO-RATA BASIS FROM THE INVESTMENT DIVISIONS AND THE FIXED INTEREST ACCOUNT IN WHICH YOU THEN HAVE A BALANCE.

--------------------------------------------------------------------------------

The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.

Annual Contract Fee(2)................................                                          None
Separate Account Charge (as a percentage of your        General Administrative Expenses Charge: .20%
  average account value)(3)...........................       Mortality and Expense Risk Charge: .75%
                                                                       Total Separate Account Charge
                                                         Current and Maximum Guaranteed Charge: .95%


(2) A $20 ANNUAL CONTRACT FEE MAY BE IMPOSED ON MONEY IN THE FIXED INTEREST ACCOUNT. THIS FEE MAY BE WAIVED UNDER CERTAIN CIRCUMSTANCES.

(3) PURSUANT TO THE TERMS OF THE CONTRACT, OUR TOTAL SEPARATE ACCOUNT CHARGE WILL NOT EXCEED .95% OF YOUR AVERAGE BALANCE IN THE INVESTMENT DIVISIONS. FOR PURPOSES OF PRESENTATION HERE, WE ESTIMATED THE ALLOCATION BETWEEN GENERAL ADMINISTRATIVE EXPENSES AND THE MORTALITY AND EXPENSE RISK CHARGE FOR DEFERRED ANNUITIES OR THE AMOUNT OF UNDERLYING PORTFOLIO SHARES WE HAVE DESIGNATED IN THE INVESTMENT DIVISIONS TO GENERATE YOUR INCOME PAYMENTS FOR INCOME ANNUITIES.

() WE ARE WAIVING 0.08% OF THE SEPARATE ACCOUNT CHARGE FOR THE INVESTMENT DIVISION INVESTING IN THE BLACKROCK LARGE CAP CORE PORTFOLIO OF THE MET INVESTORS FUND. WE ARE WAIVING THE AMOUNT, IF ANY, OF THE SEPARATE ACCOUNT CHARGE EQUAL TO THE UNDERLYING PORTFOLIO EXPENSES THAT ARE IN EXCESS OF 0.88% FOR THE INVESTMENT DIVISION INVESTING IN THE MFS(R) RESEARCH INTERNATIONAL PORTFOLIO--CLASS A OF THE MET INVESTORS FUND.

--------------------------------------------------------------------------------

The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold your Contract. Certain Portfolios may impose a redemption fee in the future. All of the Portfolios listed below are Class A except for the BlackRock Large Cap Value, BlackRock Legacy Large Cap Growth, Clarion Global Real Estate, FI Value Leaders, Harris Oakmark International, Janus Forty, Lazard Mid Cap, Met/AIM Small Cap Growth, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, SSgA Growth ETF, SSgA Growth and Income ETF Portfolios, which are Class E Portfolios, Met/Franklin Income, Met/Franklin Mutual Shares, Met/Franklin Templeton Founding Strategy and Met/Templeton Growth, which are Class B Portfolios, American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation, which are Class C Portfolios, and the Portfolios of the American Funds(R), which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund, the Calvert Fund, the Fidelity(R) VIP Funds and the American Funds(R) fees and expenses are contained in their respective prospectuses.

Total Annual Metropolitan Fund,
Met Investors Fund, Calvert Fund,                                     Minimum   Maximum
Fidelity(R) VIP Funds and American Funds(R)                           -------   -------
  Operating Expenses for the fiscal year ending December 31, 2008
     (expenses that are deducted from these Funds' assets
     include management fees, distribution fees (12b-1 fees) and
     other expenses)................................................    0.29%     1.60%







FFA-14

---------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS(R) --
ANNUAL EXPENSES
For fiscal year ending December 31, 2008              Distribution             Acquired    Total     Contractual Fee    Net Total
(as a percentage of average daily net                    and/or               Fund Fees    Annual     Waiver and/or      Annual
assets)                                   Management     Service      Other      and     Operating       Expense        Operating
                                              Fee     (12b-1) Fees  Expenses  Expenses*   Expenses    Reimbursement    Expenses**
American Funds Bond Fund................     0.39%        0.25%       0.01%       --       0.65%            --            0.65%
American Funds Global Small
  Capitalization Fund...................     0.71%        0.25%       0.03%       --       0.99%            --            0.99%
American Funds Growth Fund..............     0.32%        0.25%       0.01%       --       0.58%            --            0.58%
American Funds Growth-Income Fund.......     0.27%        0.25%       0.01%       --       0.53%            --            0.53%
                                                                                                    -----------------------------





---------------------------------------------------------------------------------------------------------------------------------
CALVERT FUND --
ANNUAL EXPENSES
For fiscal year ending December 31, 2008              Distribution             Acquired    Total     Contractual Fee    Net Total
(as a percentage of average daily net                    and/or               Fund Fees    Annual     Waiver and/or      Annual
assets)                                   Management     Service      Other      and     Operating       Expense        Operating
                                              Fee     (12b-1) Fees  Expenses  Expenses*   Expenses    Reimbursement    Expenses**
Social Balanced Portfolio...............     0.70%         --         0.22%       --       0.92%            --            0.92%
Social Mid Cap Growth Portfolio.........     0.90%         --         0.28%       --       1.18%            --            1.18%
                                                                                                    -----------------------------





---------------------------------------------------------------------------------------------------------------------------------
FIDELITY(R) VIP FUNDS --
INITIAL CLASS
ANNUAL EXPENSES
For fiscal year ending December 31, 2008              Distribution             Acquired    Total     Contractual Fee    Net Total
(as a percentage of average daily net                    and/or               Fund Fees    Annual     Waiver and/or      Annual
assets                                    Management     Service      Other      and     Operating       Expense        Operating
                                              Fee     (12b-1) Fees  Expenses  Expenses*   Expenses    Reimbursement    Expenses**
Equity-Income Portfolio.................     0.46%         --         0.11%       --       0.57%            --            0.57%
Growth Portfolio........................     0.56%         --         0.12%       --       0.68%            --            0.68%
Investment Grade Bond Portfolio.........     0.32%         --         0.11%       --       0.43%            --            0.43%
Money Market Portfolio..................     0.19%         --         0.10%       --       0.29%            --            0.29%
                                                                                                    -----------------------------





---------------------------------------------------------------------------------------------------------------------------------
MET INVESTORS FUND
ANNUAL EXPENSES
For fiscal year ending December 31, 2008              Distribution             Acquired    Total     Contractual Fee    Net Total
(as a percentage of average daily net                    and/or               Fund Fees    Annual     Waiver and/or      Annual
assets)                                   Management     Service      Other      and     Operating       Expense        Operating
                                              Fee     (12b-1) Fees  Expenses  Expenses*   Expenses    Reimbursement    Expenses**
American Funds Balanced Allocation
  Portfolio -- Class C..................     0.10%        0.55%       0.05%     0.40%      1.10%          0.05%           1.05%(1)
American Funds Growth Allocation
  Portfolio -- Class C..................     0.10%        0.55%       0.05%     0.38%      1.08%          0.05%           1.03%(1)
American Funds Moderate Allocation
  Portfolio -- Class C..................     0.10%        0.55%       0.05%     0.42%      1.12%          0.05%           1.07%(1)
BlackRock Large Cap Core
  Portfolio -- Class A..................     0.58%           --       0.04%        --      0.62%             --           0.62%
Clarion Global Real Estate
  Portfolio -- Class E..................     0.63%        0.15%       0.05%        --      0.83%             --           0.83%
Harris Oakmark International
  Portfolio -- Class E..................     0.78%        0.15%       0.07%        --      1.00%             --           1.00%
Janus Forty Portfolio -- Class E........     0.64%        0.15%       0.04%        --      0.83%             --           0.83%
Lazard Mid Cap Portfolio -- Class E.....     0.69%        0.15%       0.05%        --      0.89%             --           0.89%(2)
Legg Mason Partners Aggressive Growth
  Portfolio -- Class A..................     0.63%           --       0.02%        --      0.65%             --           0.65%
Legg Mason Value Equity
  Portfolio -- Class A..................     0.63%           --       0.04%        --      0.67%             --           0.67%
Lord Abbett Bond Debenture
  Portfolio -- Class A..................     0.50%           --       0.03%        --      0.53%             --           0.53%
Met/AIM Small Cap Growth
  Portfolio -- Class E..................     0.86%        0.15%       0.03%        --      1.04%             --           1.04%
Met/Franklin Income Portfolio -- Class
  B.....................................     0.80%        0.25%       0.23%        --      1.28%          0.02%           1.26%(3)
Met/Franklin Mutual Shares
  Portfolio -- Class B..................     0.80%        0.25%       0.55%        --      1.60%          0.45%           1.15%(4)
Met/Franklin Templeton Founding Strategy
  Portfolio -- Class B..................     0.05%        0.25%       0.08%     0.89%      1.27%          0.08%           1.19%(5)
Met/Templeton Growth Portfolio -- Class
  B.....................................     0.70%        0.25%       0.59%        --      1.54%          0.47%           1.07%(6)
MFS(R) Research International Portfolio
  -- Class A............................     0.70%           --       0.07%        --      0.77%             --           0.77%
Oppenheimer Capital Appreciation
  Portfolio -- Class E..................     0.59%        0.15%       0.04%        --      0.78%             --           0.78%
PIMCO Inflation Protected Bond
  Portfolio -- Class E..................     0.49%        0.15%       0.04%        --      0.68%             --           0.68%





                                                                          FFA-15

---------------------------------------------------------------------------------------------------------------------------------
MET INVESTORS FUND
ANNUAL EXPENSES
For fiscal year ending December 31, 2008              Distribution             Acquired    Total     Contractual Fee    Net Total
(as a percentage of average daily net                    and/or               Fund Fees    Annual     Waiver and/or      Annual
assets)                                   Management     Service      Other      and     Operating       Expense        Operating
                                              Fee     (12b-1) Fees  Expenses  Expenses*   Expenses    Reimbursement    Expenses**
PIMCO Total Return Portfolio -- Class
  A.....................................     0.48%           --       0.04%        --      0.52%             --           0.52%
RCM Technology Portfolio -- Class A.....     0.88%           --       0.09%        --      0.97%             --           0.97%
SSgA Growth and Income ETF
  Portfolio -- Class E..................     0.33%        0.15%       0.08%     0.20%      0.76%          0.03%           0.73%(7)
SSgA Growth ETF Portfolio -- Class E....     0.33%        0.15%       0.08%     0.21%      0.77%          0.03%           0.74%(8)
T. Rowe Price Mid Cap Growth
  Portfolio -- Class A..................     0.75%           --       0.03%        --      0.78%             --           0.78%

                                                                                                    -----------------------------




---------------------------------------------------------------------------------------------------------------------------------
METROPOLITAN FUND
ANNUAL EXPENSES
For fiscal year ending December 31, 2008              Distribution             Acquired    Total     Contractual Fee    Net Total
(as a percentage of average daily net                    and/or               Fund Fees    Annual     Waiver and/or      Annual
assets)                                   Management     Service      Other      and     Operating       Expense        Operating
                                              Fee     (12b-1) Fees  Expenses  Expenses*   Expenses    Reimbursement    Expenses**
Artio International Stock
  Portfolio -- Class A..................     0.82%           --       0.13%        --      0.95%          0.03%           0.92%(9)
Barclays Capital Aggregate Bond Index
  Portfolio -- Class A..................     0.25%           --       0.04%        --      0.29%          0.01%           0.28%(10)
BlackRock Aggressive Growth
  Portfolio -- Class A..................     0.72%           --       0.05%        --      0.77%             --           0.77%
BlackRock Bond Income Portfolio -- Class
  A.....................................     0.38%           --       0.05%        --      0.43%          0.01%           0.42%(11)
BlackRock Diversified Portfolio -- Class
  A.....................................     0.45%           --       0.04%        --      0.49%             --           0.49%
BlackRock Large Cap Value
  Portfolio -- Class E..................     0.67%        0.15%       0.05%        --      0.87%             --           0.87%
BlackRock Legacy Large Cap Growth
  Portfolio -- Class E..................     0.73%        0.15%       0.05%        --      0.93%          0.01%           0.92%(12)
BlackRock Strategic Value
  Portfolio -- Class A..................     0.84%           --       0.05%        --      0.89%             --           0.89%
Davis Venture Value Portfolio -- Class
  A.....................................     0.70%           --       0.03%        --      0.73%          0.04%           0.69%(13)
FI Mid Cap Opportunities
  Portfolio -- Class A..................     0.68%           --       0.07%        --      0.75%             --           0.75%
FI Value Leaders Portfolio -- Class E...     0.65%        0.15%       0.06%        --      0.86%             --           0.86%
Jennison Growth Portfolio -- Class A....     0.63%           --       0.04%        --      0.67%             --           0.67%
Loomis Sayles Small Cap Core
  Portfolio -- Class A..................     0.90%           --       0.06%        --      0.96%          0.05%           0.91%(14)
Loomis Sayles Small Cap Growth
  Portfolio -- Class A..................     0.90%           --       0.13%        --      1.03%          0.06%           0.97%(15)
Met/Artisan Mid Cap Value
  Portfolio -- Class A..................     0.81%           --       0.04%        --      0.85%             --           0.85%
MetLife Aggressive Allocation
  Portfolio -- Class A..................     0.10%           --       0.03%     0.72%      0.85%          0.03%           0.82%(16)
MetLife Conservative Allocation
  Portfolio -- Class A..................     0.10%           --       0.02%     0.56%      0.68%          0.02%           0.66%(16)
MetLife Conservative to Moderate
  Allocation Portfolio -- Class A.......     0.09%           --       0.01%     0.61%      0.71%             --           0.71%(16)
MetLife Mid Cap Stock Index
  Portfolio -- Class A..................     0.25%           --       0.08%        --      0.33%          0.01%           0.32%(10)
MetLife Moderate Allocation
  Portfolio -- Class A..................     0.07%           --          --     0.65%      0.72%             --           0.72%(16)
MetLife Moderate to Aggressive
  Allocation Portfolio -- Class A.......     0.07%           --          --     0.68%      0.75%             --           0.75%(16)
MetLife Stock Index Portfolio -- Class
  A.....................................     0.25%           --       0.04%        --      0.29%          0.01%           0.28%(10)
MFS(R) Total Return Portfolio -- Class
  A.....................................     0.53%           --       0.05%        --      0.58%             --           0.58%
MFS(R) Value Portfolio -- Class A.......     0.72%           --       0.08%        --      0.80%          0.07%           0.73%(17)
Morgan Stanley EAFE(R) Index
  Portfolio -- Class A..................     0.30%           --       0.12%     0.01%      0.43%          0.01%           0.42%(18)
Neuberger Berman Mid Cap Value
  Portfolio -- Class A..................     0.65%           --       0.04%        --      0.69%             --           0.69%
Oppenheimer Global Equity
  Portfolio -- Class A..................     0.52%           --       0.09%        --      0.61%             --           0.61%
Russell 2000(R) Index Portfolio -- Class
  A.....................................     0.25%           --       0.07%     0.01%      0.33%          0.01%           0.32%(10)
T. Rowe Price Large Cap Growth
  Portfolio -- Class A..................     0.60%           --       0.07%        --      0.67%             --           0.67%
T. Rowe Price Small Cap Growth
  Portfolio -- Class A..................     0.51%           --       0.08%        --      0.59%             --           0.59%
Western Asset Management Strategic Bond
  Opportunities Portfolio -- Class A....     0.60%           --       0.05%        --      0.65%             --           0.65%
Western Asset Management U.S. Government
  Portfolio -- Class A..................     0.48%           --       0.04%        --      0.52%             --           0.52%









FFA-16

(*) ACQUIRED FUND FEES AND EXPENSES ARE FEES AND EXPENSES INCURRED INDIRECTLY BY A PORTFOLIO AS A RESULT OF INVESTING IN SHARES OF ONE OR MORE UNDERLYING PORTFOLIOS.

(**) NET TOTAL ANNUAL OPERATING EXPENSES DO NOT REFLECT: (1) VOLUNTARY WAIVERS
     OF FEES OR EXPENSES; (2) CONTRACTUAL WAIVERS THAT ARE IN EFFECT FOR LESS THAN ONE YEAR FROM THE DATE OF THIS PROSPECTUS; OR (3) EXPENSE REDUCTIONS RESULTING FROM CUSTODIAL FEE CREDITS OR DIRECTED BROKERAGE ARRANGEMENTS.

(1) THE PORTFOLIO IS A "FUND OF FUNDS" THAT INVESTS SUBSTANTIALLY ALL OF ITS ASSETS IN PORTFOLIOS OF THE AMERICAN FUNDS INSURANCE SERIES. BECAUSE THE PORTFOLIO INVESTS IN OTHER UNDERLYING PORTFOLIOS, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE MANAGEMENT FEE.

() THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES (EXCLUDING ACQUIRED FUND FEES AND EXPENSES AND 12B-1 FEES) TO 0.10%.

(2) OTHER EXPENSES INCLUDE 0.02% OF DEFERRED EXPENSE REIMBURSEMENT FROM A PRIOR PERIOD.

(3) THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES TO 0.90%, EXCLUDING 12B-1 FEES. DUE TO A VOLUNTARY MANAGEMENT FEE WAIVER NOT REFLECTED IN THE TABLE, THE PORTFOLIO'S ACTUAL NET OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2008 WERE 0.88% FOR THE CLASS A SHARES AND 1.14% FOR THE CLASS B SHARES.

(4) THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES TO 0.90%, EXCLUDING 12B-1 FEES.

(5) THE PORTFOLIO IS A "FUND OF FUNDS" THAT INVESTS EQUALLY IN THREE OTHER PORTFOLIOS OF THE MET INVESTORS SERIES TRUST: THE MET/FRANKLIN INCOME PORTFOLIO, THE MET/FRANKLIN MUTUAL SHARES PORTFOLIO AND THE MET/TEMPLETON GROWTH PORTFOLIO. BECAUSE THE PORTFOLIO INVESTS IN OTHER UNDERLYING PORTFOLIOS, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE MANAGEMENT FEE.

() THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES (EXCLUDING ACQUIRED FUND FEES AND EXPENSES AND 12B-1 FEES) TO 0.05%.

(6) THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO LIMIT ITS FEE AND TO REIMBURSE EXPENSES TO THE EXTENT NECESSARY TO LIMIT TOTAL OPERATING EXPENSES TO 0.80%, EXCLUDING 12B-1 FEES. DUE TO A VOLUNTARY MANAGEMENT FEE WAIVER NOT REFLECTED IN THE TABLE, THE PORTFOLIO'S ACTUAL NET OPERATING EXPENSES FOR THE YEAR ENDED DECEMBER 31, 2008 WERE 0.80% FOR THE CLASS A SHARES AND 1.05% FOR THE CLASS B SHARES.

(7) THE PORTFOLIO PRIMARILY INVESTS ITS ASSETS IN OTHER INVESTMENT COMPANIES KNOWN AS EXCHANGE-TRADED FUNDS ("UNDERLYING ETFS"). AS AN INVESTOR IN AN UNDERLYING ETF OR OTHER INVESTMENT COMPANY, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING ETF OR OTHER INVESTMENT COMPANY, INCLUDING THE MANAGEMENT FEE.

() THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO WAIVE A PORTION OF THE MANAGEMENT FEE EQUAL TO 0.03% OF THE FIRST $500 MILLION OF AVERAGE DAILY NET ASSETS.

() THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT AN AMENDED MANAGEMENT FEE AGREEMENT AS IF THE FEES HAD BEEN IN EFFECT DURING THE PREVIOUS FISCAL YEAR.

() OTHER EXPENSES INCLUDE 0.03% OF DEFERRED EXPENSE REIMBURSEMENT FROM A PRIOR PERIOD.

(8) THE PORTFOLIO PRIMARILY INVESTS ITS ASSETS IN OTHER INVESTMENT COMPANIES KNOWN AS EXCHANGE-TRADED FUNDS ("UNDERLYING ETFS"). AS AN INVESTOR IN AN UNDERLYING ETF OR OTHER INVESTMENT COMPANY, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING ETF OR OTHER INVESTMENT COMPANY, INCLUDING THE MANAGEMENT FEE.

() THE INVESTMENT MANAGER HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 TO APRIL 30, 2010, TO WAIVE A PORTION OF THE MANAGEMENT FEE EQUAL TO 0.03% OF THE FIRST $500 MILLION OF AVERAGE DAILY NET ASSETS.

() THE MANAGEMENT FEE HAS BEEN RESTATED TO REFLECT AN AMENDED MANAGEMENT FEE AGREEMENT AS IF THE FEES HAD BEEN IN EFFECT DURING THE PREVIOUS FISCAL YEAR.

() OTHER EXPENSES INCLUDE 0.02% OF DEFERRED EXPENSE REIMBURSEMENT FROM A PRIOR PERIOD.

(9) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.81% FOR THE FIRST $500 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND 0.78% FOR THE NEXT $500 MILLION.

(10) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO 0.243%.

(11) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.325% FOR THE PORTFOLIO'S AVERAGE DAILY NET ASSETS IN EXCESS OF $1 BILLION BUT LESS THAN $2 BILLION.

(12) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.73% FOR THE FIRST $300 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND 0.705% FOR THE NEXT $700 MILLION.

(13) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.75% FOR THE FIRST $50 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS, 0.70% FOR THE NEXT $450 MILLION, 0.65% FOR THE NEXT $4 BILLION, AND 0.625% FOR AMOUNTS OVER $4.5 BILLION.

(14) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.85% FOR THE FIRST $500 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND 0.80% FOR AMOUNTS OVER $500 MILLION.

(15) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.85% FOR THE FIRST $100 MILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS AND 0.80% FOR AMOUNTS OVER $100 MILLION.

(16) THE PORTFOLIO IS A "FUND OF FUNDS" THAT INVESTS SUBSTANTIALLY ALL OF ITS ASSETS IN OTHER PORTFOLIOS OF THE MET INVESTORS SERIES TRUST AND THE METROPOLITAN SERIES FUND, INC. BECAUSE THE PORTFOLIO INVESTS IN OTHER UNDERLYING PORTFOLIOS, THE PORTFOLIO WILL BEAR ITS PRO RATA PORTION OF THE OPERATING EXPENSES OF THE UNDERLYING PORTFOLIOS IN WHICH IT INVESTS, INCLUDING THE MANAGEMENT FEE.





                                                                          FFA-17

() METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO WAIVE FEES OR PAY ALL EXPENSES (OTHER THAN ACQUIRED FUND FEES AND EXPENSES, BROKERAGE COSTS, TAXES, INTEREST AND ANY EXTRAORDINARY EXPENSES) SO AS TO LIMIT NET OPERATING EXPENSES OF THE PORTFOLIO TO 0.10% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES, 0.35% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B SHARES AND 0.25% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS E SHARES.

(17) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO THE ANNUAL RATE OF 0.65% FOR THE FIRST $1.25 BILLION OF THE PORTFOLIO'S AVERAGE DAILY NET ASSETS, 0.60% FOR THE NEXT $250 MILLION, AND 0.50% FOR AMOUNTS OVER $1.5 BILLION.

(18) METLIFE ADVISERS, LLC HAS CONTRACTUALLY AGREED, FOR THE PERIOD MAY 1, 2009 THROUGH APRIL 30, 2010, TO REDUCE THE MANAGEMENT FEE FOR EACH CLASS OF THE PORTFOLIO TO 0.293%.





FFA-18

EXAMPLE
   The example is intended to help you compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolios and expenses (described in the third table).

EXAMPLE.
This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:
  - there was no allocation to the Fixed Interest Account (no Contract Fee was charged);
  -  reimbursement and/or waiver of expenses was not in effect;
  -  you bear the minimum or maximum fees and expenses of any of the Portfolios;
  -  the underlying Portfolio earns a 5% annual return; and
  - you surrender your Deferred Annuity or do not surrender your Deferred Annuity or you annuitize (elect a payout option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) (no early withdrawal charges are deducted).

                                                           1       3         5        10
                                                         YEAR    YEARS     YEARS     YEARS
------------------------------------------------------------------------------------------
Maximum...............................................   $258     $792    $1,352    $2,871
Minimum...............................................   $126     $393    $  680    $1,496


ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES ACCUMULATION UNIT VALUES MAY BE FOUND IN APPENDIX B.

FINANCIAL FREEDOM DEFERRED ANNUITIES ACCUMULATION UNIT VALUES MAY BE FOUND IN APPENDIX B.





                                                                          FFA-19

METLIFE


Metropolitan Life Insurance Company ("MetLife" or the "Company") is a wholly-owned subsidiary of MetLife, Inc. (NYSE: MET), a publicly traded company. MetLife's home office is located at 200 Park Avenue, New York, New York 10166-0188. MetLife was formed under the laws of New York State in 1868. MetLife, Inc. is a leading provider of individual insurance, employee benefits and financial services with operations throughout the United States and the Latin America, Europe and Asia Pacific regions. Through its subsidiaries and affiliates, MetLife, Inc. offers life insurance, annuities, automobile and homeowners insurance, retail banking and other financial services to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. For more information, please visit www.metlife.com.

METROPOLITAN LIFE SEPARATE ACCOUNT E


We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Enhanced Preference Plus Account and Financial Freedom Account Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

VARIABLE ANNUITIES


There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or the amount of each income varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money or income payment amount is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." The Fixed Interest Account offers an interest rate that is guaranteed by us (the current minimum rate on the Fixed Interest Account is 3% but may be lower based on your state and issue date and, therefore, may be lower for certain Contracts). Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.





FFA-20

The group Deferred Annuities and group Income Annuities described in this Prospectus are offered to employers, associations, trusts or other groups for their employees, members or participants.

A DEFERRED ANNUITY

You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.

All TSA, PEDC, 403(a) and IRA arrangements receive tax deferral under the Internal Revenue Code and/or the plan. There are no additional tax benefits from funding these tax qualified arrangements with a Deferred Annuity. Therefore, there should be reasons other than tax deferral, such as the availability of a guaranteed income for life or the death benefit, for acquiring the Deferred Annuity within these arrangements.

Because the Contract proceeds must be distributed within the time periods required by the federal Internal Revenue Code, the right of a spouse to continue the Contract, and all Contract provisions relating to spousal continuation, if any, are available only to a person who is defined as a "spouse" under the federal Defense of Marriage Act, or any other applicable federal law. Therefore under current federal law, a purchaser who has or is contemplating a civil union or same sex marriage should note that the rights of a spouse under the spousal continuation provisions of this contract will not be available to such partner or same sex marriage spouse.

A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase. The pay-out phase begins when you either take all of your money out of the account or you elect "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."

Generally, it is not advisable to purchase a Deferred Annuity as a replacement for an existing annuity contract. You should replace an existing contract only when you determine that the Deferred Annuity is better for you. You may have to pay a withdrawal charge on your existing contract, and the Deferred Annuity may impose a new withdrawal charge period. Before you buy a Deferred Annuity ask your registered representative if purchasing a Deferred Annuity would be advantageous, given the Deferred Annuity's features, benefits and charges.

You should talk to your tax advisor to make sure that this purchase will qualify as a tax-free exchange. If you surrender your existing contract for cash and then buy the Deferred Annuity, you may have to pay Federal income taxes, including possible penalty taxes, on the surrender. Also, because we will not issue the Deferred Annuity until we have received the initial purchase payment from your existing insurance company, the issuance of the Deferred Annuity may be delayed.

AN INCOME ANNUITY

An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of income payment option suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments you receive will depend on such things as the type of income payment type you choose, your investment choices and the amount of your purchase payment.





                                                                          FFA-21

YOUR INVESTMENT CHOICES


T he Metropolitan Fund, Calvert Fund, Fidelity(R) VIP Funds, Met Investors Fund and American Funds(R) and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAI for each fund is available upon your request. The Metropolitan Fund, Met Investors Fund and American Funds(R) prospectuses are attached at the end of this Prospectus. If any of the Calvert Fund or Fidelity(R) VIP Funds' Portfolios are available to you, then you will also receive their prospectuses as appropriate. You should read these prospectuses carefully before making purchase payments to the investment divisions. The Class A shares available to the Deferred Annuities and the Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on the American Funds(R) Portfolios, which are Class 2, and the following Portfolios: BlackRock Large Cap Value, BlackRock Legacy Large Cap Growth, Clarion Global Real Estate, FI Value Leaders, Harris Oakmark International, Janus Forty, Lazard Mid Cap, Met/AIM Small Cap Growth, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, SSgA Growth ETF, SSgA Growth and Income ETF Portfolios, which are Class E, Met/Franklin Income, Met/Franklin Mutual Shares, Met/Franklin Templeton Founding Strategy and Met/Templeton Growth, which are Class B, and American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation, which are Class C.

The investment choices are listed in alphabetical order (based upon the Portfolios' legal names). (See Appendix D Portfolio Legal and Marketing Names.) The investment divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. The degree of investment risk you assume will depend on the investment divisions you choose. Please consult the appropriate Fund prospectus for more information regarding the investment objectives and investment practices of each Portfolio. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance or variable income payments based on amounts allocated to the investment divisions may go down as well as up.

METROPOLITAN FUND ASSET ALLOCATION PORTFOLIOS

The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio, and the MetLife Aggressive Allocation Portfolio, also known as the "asset allocation portfolios," are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation portfolios will bear its pro rata portion of the fees and expenses incurred by the underlying Portfolios in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the asset allocation portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers. For more information regarding the asset allocation portfolios, please read the prospectus for these portfolios.





FFA-22

MET INVESTORS FUND ASSET ALLOCATION PORTFOLIOS

The American Funds Balanced Allocation Portfolio, the American Funds Growth Allocation Portfolio and the American Funds Moderate Allocation Portfolio, also known as "asset allocation portfolios", are "funds of funds" Portfolios that invest substantially all of their assets in portfolios of the American Funds Insurance Series(R). Therefore, each of these asset allocation portfolios will bear its pro-rata share of the fees and expenses incurred by the underlying portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios in which the asset allocation portfolio invests. Underlying portfolios consist of American Funds(R) portfolios that are currently available for investment directly under the Contract and other underlying American Funds(R) portfolios which are not made available directly under the Contract.

MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

The Met/Franklin Templeton Founding Strategy Portfolio is a "funds of funds" Portfolio that invests equally in three other portfolios of the Met Investors
Fund: the Met/Franklin Income Portfolio, the Met/Franklin Mutual Shares Portfolio and the Met/Templeton Growth Portfolio. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee.

EXCHANGE-TRADED FUNDS PORTFOLIOS

The SSgA Growth ETF Portfolio and the SSgA Growth and Income ETF Portfolio are asset allocation portfolios and "fund of funds" Portfolios, which invest substantially all of their assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, each portfolio also will bear its pro-rata portion of the fees and expenses incurred by the Underlying ETF or other investment company in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the Portfolios. These expense levels will vary over time depending on the mix of Underlying ETFs in which these Portfolios invest.

                                                                  INVESTMENT MANAGER/
                                                                     SUB-INVESTMENT
          PORTFOLIO                   INVESTMENT OBJECTIVE              MANAGER
          ---------                   --------------------        -------------------
      AMERICAN FUNDS(R)
American Funds Bond Fund        Seeks to maximize current         Capital Research
                                income and preserve capital by    and Management
                                investing primarily in fixed-     Company
                                income securities.
American Funds Global Small     Seeks capital appreciation        Capital Research
  Capitalization Fund           through stocks.                   and Management
                                                                  Company
American Funds Growth Fund      Seeks capital appreciation        Capital Research
                                through stocks.                   and Management
                                                                  Company
American Funds Growth-Income    Seeks both capital appreciation   Capital Research
  Fund                          and income.                       and Management
                                                                  Company
         CALVERT FUND
Social Balanced Portfolio       Seeks to achieve a competitive    Calvert Asset
                                total return through an           Management Company,
                                actively managed portfolio of     Inc. Sub-Investment
                                stocks, bonds and money market    Manager: New
                                instruments which offer income    Amsterdam Partners
                                and capital growth opportunity    LLC manages the
                                and which satisfy the             equity portion.
                                investment and social criteria.   Calvert Asset
                                                                  Management Company,
                                                                  Inc. manages the
                                                                  fixed income
                                                                  portion and
                                                                  determines the
                                                                  overall asset class
                                                                  mix for the
                                                                  Portfolio.





                                                                          FFA-23

                                                                  INVESTMENT MANAGER/
                                                                     SUB-INVESTMENT
          PORTFOLIO                   INVESTMENT OBJECTIVE              MANAGER
          ---------                   --------------------        -------------------
Social Mid Cap Growth           Seeks long-term capital           Calvert Asset
  Portfolio                     appreciation by investing         Management Company,
                                primarily in a nondiversified     Inc. Sub-Investment
                                portfolio of equity securities    Manager: New
                                of mid-sized companies that are   Amsterdam Partners,
                                undervalued but demonstrate       LLC
                                growth potential.

    FIDELITY(R) VIP FUNDS
Equity-Income Portfolio         Seeks reasonable income. The      Fidelity Management
                                fund will also consider the       & Research Company
                                potential for capital             Sub-Investment
                                appreciation. The fund's goal     Manager: FMR Co.,
                                is to achieve a yield which       Inc.
                                exceeds the composite yield on    Fidelity Research &
                                the securities comprising the     Analysis Company
                                Standard & Poor's 500(SM) Index
                                (S&P 500(R)).
Growth Portfolio                Seeks to achieve capital          Fidelity Management
                                appreciation.                     & Research Company
                                                                  Sub-Investment
                                                                  Manager: FMR Co.,
                                                                  Inc.
                                                                  Fidelity Research &
                                                                  Analysis Company
Investment Grade Bond           Seeks as high a level of          Fidelity Management
  Portfolio                     current income as is consistent   & Research Company
                                with the preservation of          Sub-Investment
                                capital.                          Manager:
                                                                  Fidelity Research &
                                                                  Analysis Company
                                                                  Fidelity
                                                                  Investments Money
                                                                  Management, Inc.
Money Market Portfolio          Seeks as high a level of          Fidelity Management
                                current income as is consistent   & Research Company
                                with preservation of capital      Sub-Investment
                                and liquidity.                    Manager:
                                                                  Fidelity Research &
                                                                  Analysis Company
                                                                  Fidelity
                                                                  Investments Money
                                                                  Management, Inc.
     MET INVESTORS FUND#
American Funds Balanced         Seeks a balance between a high    MetLife Advisers,
  Allocation Portfolio          level of current income and       LLC
                                growth of capital with a
                                greater emphasis on growth of
                                capital.
American Funds Growth           Seeks growth of capital.          MetLife Advisers,
  Allocation Portfolio                                            LLC
American Funds Moderate         Seeks a high total return in      MetLife Advisers,
  Allocation Portfolio          the form of income and growth     LLC
                                of capital, with a greater
                                emphasis on income.
BlackRock Large Cap Core        Seeks long-term capital growth.   MetLife Advisers,
  Portfolio                                                       LLC Sub-Investment
                                                                  Manager: BlackRock
                                                                  Advisors, LLC
Clarion Global Real Estate      Seeks to provide total return     MetLife Advisers,
  Portfolio                     through investment in real        LLC
                                estate securities, emphasizing    Sub-Investment
                                both capital appreciation and     Manager: ING
                                current income.                   Clarion Real Estate
                                                                  Securities, L.P.
Harris Oakmark International    Seeks long-term capital           MetLife Advisers,
  Portfolio                     appreciation.                     LLC
                                                                  Sub-Investment
                                                                  Manager: Harris
                                                                  Associates L.P.
Janus Forty Portfolio           Seeks capital appreciation.       MetLife Advisers,
                                                                  LLC
                                                                  Sub-Investment
                                                                  Manager: Janus
                                                                  Capital Management
                                                                  LLC





FFA-24

                                                                  INVESTMENT MANAGER/
                                                                     SUB-INVESTMENT
          PORTFOLIO                   INVESTMENT OBJECTIVE              MANAGER
          ---------                   --------------------        -------------------
Lazard Mid Cap Portfolio        Seeks long-term growth of         MetLife Advisers,
                                capital.                          LLC
                                                                  Sub-Investment
                                                                  Manager: Lazard
                                                                  Asset Management
                                                                  LLC
Legg Mason Partners             Seeks capital appreciation.       MetLife Advisers,
  Aggressive Growth Portfolio                                     LLC
                                                                  Sub-Investment
                                                                  Manager:
                                                                  ClearBridge
                                                                  Advisors, LLC
Legg Mason Value Equity         Seeks long-term growth of         MetLife Advisers,
  Portfolio                     capital.                          LLC Sub-Investment
                                                                  Manager: Legg Mason
                                                                  Capital Management.
                                                                  Inc.
Lord Abbett Bond Debenture      Seeks high current income and     MetLife Advisers,
  Portfolio                     the opportunity for capital       LLC
                                appreciation to produce a high    Sub-Investment
                                total return.                     Manager: Lord,
                                                                  Abbett & Co. LLC
Met/AIM Small Cap Growth        Seeks long-term growth of         MetLife Advisers,
  Portfolio                     capital.                          LLC Sub-Investment
                                                                  Manager: Invesco
                                                                  Aim Capital
                                                                  Management, Inc.
Met/Franklin Income Portfolio   Seeks to maximize income while    MetLife Advisers,
                                maintaining prospects for         LLC
                                capital appreciation.             Sub-Investment
                                                                  Manager: Franklin
                                                                  Advisers, Inc.
Met/Franklin Mutual Shares      Seeks capital appreciation,       MetLife Advisers,
  Portfolio                     which may occasionally be         LLC
                                short-term. The Portfolio's       Sub-Investment
                                secondary investment objective    Manager: Franklin
                                is income.                        Mutual Advisers,
                                                                  LLC
Met/Franklin Templeton          Seeks capital appreciation and    MetLife Advisers,
  Founding Strategy Portfolio   secondarily seeks income.         LLC
Met/Templeton Growth            Seeks long-term capital growth.   MetLife Advisers,
  Portfolio                                                       LLC
                                                                  Sub-Investment
                                                                  Manager: Templeton
                                                                  Global Advisors
                                                                  Limited
MFS(R) Research International   Seeks capital appreciation.       MetLife Advisers,
  Portfolio                                                       LLC
                                                                  Sub-Investment
                                                                  Manager:
                                                                  Massachusetts
                                                                  Financial Services
                                                                  Company
Oppenheimer Capital             Seeks capital appreciation.       MetLife Advisers,
  Appreciation Portfolio                                          LLC
                                                                  Sub-Investment
                                                                  Manager:
                                                                  OppenheimerFunds,
                                                                  Inc.
PIMCO Inflation Protected       Seeks to provide maximum real     MetLife Advisers,
  Bond Portfolio                return, consistent with           LLC
                                preservation of capital and       Sub-Investment
                                prudent investment management.    Manager: Pacific
                                                                  Investment
                                                                  Management Company
                                                                  LLC
PIMCO Total Return Portfolio    Seeks maximum total return,       MetLife Advisers,
                                consistent with the               LLC
                                preservation of capital and       Sub-Investment
                                prudent investment management.    Manager: Pacific
                                                                  Investment
                                                                  Management Company
                                                                  LLC
RCM Technology Portfolio        Seeks capital appreciation; no    MetLife Advisers,
                                consideration is given to         LLC
                                income.                           Sub-Investment
                                                                  Manager: RCM
                                                                  Capital Management
                                                                  LLC
SSgA Growth and Income ETF      Seeks growth of capital and       MetLife Advisers,
  Portfolio                     income.                           LLC
                                                                  Sub-Investment
                                                                  Manager: SSgA Funds
                                                                  Management, Inc.





                                                                          FFA-25

                                                                  INVESTMENT MANAGER/
                                                                     SUB-INVESTMENT
          PORTFOLIO                   INVESTMENT OBJECTIVE              MANAGER
          ---------                   --------------------        -------------------
SSgA Growth ETF Portfolio       Seeks growth of capital.          MetLife Advisers,
                                                                  LLC
                                                                  Sub-Investment
                                                                  Manager: SSgA Funds
                                                                  Management, Inc.
T. Rowe Price Mid Cap Growth    Seeks long-term growth of         MetLife Advisers,
  Portfolio                     capital.                          LLC
                                                                  Sub-Investment
                                                                  Manager: T. Rowe
                                                                  Price Associates,
                                                                  Inc.
      METROPOLITAN  FUND
Artio International Stock       Seeks long-term growth of         MetLife Advisers,
  Portfolio                     capital.                          LLC
                                                                  Sub-Investment
                                                                  Manager: Artio
                                                                  Global Management,
                                                                  LLC
Barclays Capital Aggregate      Seeks to equal the performance    MetLife Advisers,
  Bond Index Portfolio          of the Barclays Capital U.S.      LLC
                                Aggregate Bond Index.             Sub-Investment
                                                                  Manager: MetLife
                                                                  Investment Advisors
                                                                  Company, LLC
BlackRock Aggressive Growth     Seeks maximum capital             MetLife Advisers,
  Portfolio                     appreciation.                     LLC
                                                                  Sub-Investment
                                                                  Manager: BlackRock
                                                                  Advisors, LLC
BlackRock Bond Income           Seeks a competitive total         MetLife Advisers,
  Portfolio                     return primarily from investing   LLC
                                in fixed-income securities.       Sub-Investment
                                                                  Manager: BlackRock
                                                                  Advisors, LLC
BlackRock Diversified           Seeks high total return while     MetLife Advisers,
  Portfolio                     attempting to limit investment    LLC
                                risk and preserve capital.        Sub-Investment
                                                                  Manager: BlackRock
                                                                  Advisors, LLC
BlackRock Large Cap Value       Seeks long-term growth of         MetLife Advisers,
  Portfolio                     capital.                          LLC
                                                                  Sub-Investment
                                                                  Manager: BlackRock
                                                                  Advisors, LLC
BlackRock Legacy Large Cap      Seeks long-term growth of         MetLife Advisers,
  Growth Portfolio              capital.                          LLC
                                                                  Sub-Investment
                                                                  Manager: BlackRock
                                                                  Advisors, LLC
BlackRock Strategic Value       Seeks high total return,          MetLife Advisers,
  Portfolio                     consisting principally of         LLC
                                capital appreciation.             Sub-Investment
                                                                  Manager: BlackRock
                                                                  Advisors, LLC
Davis Venture Value Portfolio   Seeks growth of capital.          MetLife Advisers,
                                                                  LLC
                                                                  Sub-Investment
                                                                  Manager: Davis
                                                                  Selected Advisers,
                                                                  L.P.
FI Mid Cap Opportunities        Seeks long-term growth of         MetLife Advisers,
  Portfolio                     capital.                          LLC
                                                                  Sub-Investment
                                                                  Manager: Pyramis
                                                                  Global Advisors,
                                                                  LLC
FI Value Leaders Portfolio      Seeks long-term growth of         MetLife Advisers,
                                capital.                          LLC
                                                                  Sub-Investment
                                                                  Manager: Pyramis
                                                                  Global Advisors,
                                                                  LLC
Jennison Growth Portfolio       Seeks long-term growth of         MetLife Advisers,
                                capital.                          LLC Sub-Investment
                                                                  Manager: Jennison
                                                                  Associates LLC
Loomis Sayles Small Cap Core    Seeks long-term capital growth    MetLife Advisers,
  Portfolio                     from investments in common        LLC
                                stocks or other equity            Sub-Investment
                                securities.                       Manager: Loomis,
                                                                  Sayles & Company,
                                                                  L.P.
Loomis Sayles Small Cap         Seeks long-term capital growth.   MetLife Advisers,
  Growth Portfolio                                                LLC
                                                                  Sub-Investment
                                                                  Manager: Loomis,
                                                                  Sayles & Company,
                                                                  L.P.





FFA-26

                                                                  INVESTMENT MANAGER/
                                                                     SUB-INVESTMENT
          PORTFOLIO                   INVESTMENT OBJECTIVE              MANAGER
          ---------                   --------------------        -------------------
Met/Artisan Mid Cap Value       Seeks long-term capital growth.   MetLife Advisers,
  Portfolio                                                       LLC
                                                                  Sub-Investment
                                                                  Manager: Artisan
                                                                  Partners Limited
                                                                  Partnership
MetLife Aggressive Allocation   Seeks growth of capital.          MetLife Advisers,
  Portfolio                                                       LLC
MetLife Conservative            Seeks high level of current       MetLife Advisers,
  Allocation Portfolio          income, with growth of capital    LLC
                                as a secondary objective.
MetLife Conservative to         Seeks high total return in the    MetLife Advisers,
  Moderate Allocation           form of income and growth of      LLC
  Portfolio                     capital, with a greater
                                emphasis on income.
MetLife Mid Cap Stock Index     Seeks to equal the performance    MetLife Advisers,
  Portfolio                     of the Standard & Poor's Mid      LLC
                                Cap 400(R) Composite Stock
                                Price Index.
MetLife Moderate Allocation     Seeks a balance between a high    MetLife Advisers,
  Portfolio                     level of current income and       LLC
                                growth of capital, with a
                                greater emphasis on growth of
                                capital.
MetLife Moderate to             Seeks growth of capital.          MetLife Advisers,
  Aggressive Allocation                                           LLC
  Portfolio
MetLife Stock Index Portfolio   Seeks to equal the performance    MetLife Advisers,
                                of the Standard & Poor's 500(R)   LLC Sub-Investment
                                Composite Stock Price Index.      Manager: MetLife
                                                                  Investment Advisors
                                                                  Company, LLC
MFS(R) Total Return Portfolio   Seeks a favorable total return    MetLife Advisers,
                                through investment in a           LLC
                                diversified portfolio.            Sub-Investment
                                                                  Manager:
                                                                  Massachusetts
                                                                  Financial Services
                                                                  Company
MFS(R) Value Portfolio          Seeks capital appreciation.       MetLife Advisers,
                                                                  LLC Sub-Investment
                                                                  Manager:
                                                                  Massachusetts
                                                                  Financial Services
                                                                  Company
Morgan Stanley EAFE(R) Index    Seeks to equal the performance    MetLife Advisers,
  Portfolio                     of the MSCI EAFE(R) Index.        LLC
                                                                  Sub-Investment
                                                                  Manager: MetLife
                                                                  Investment Advisors
                                                                  Company, LLC
Neuberger Berman Mid Cap        Seeks capital growth.             MetLife Advisers,
  Value Portfolio                                                 LLC
                                                                  Sub-Investment
                                                                  Manager: Neuberger
                                                                  Berman Management
                                                                  LCC
Oppenheimer Global Equity       Seeks capital appreciation.       MetLife Advisers,
  Portfolio                                                       LLC
                                                                  Sub-Investment
                                                                  Manager:
                                                                  OppenheimerFunds,
                                                                  Inc.
Russell 2000(R) Index           Seeks to equal the return of      MetLife Advisers,
  Portfolio                     the Russell 2000(R) Index.        LLC
                                                                  Sub-Investment
                                                                  Manager: MetLife
                                                                  Investment Advisors
                                                                  Company, LLC
T. Rowe Price Large Cap         Seeks long-term growth of         MetLife Advisers,
  Growth Portfolio              capital and, secondarily,         LLC
                                dividend income.                  Sub-Investment
                                                                  Manager: T. Rowe
                                                                  Price Associates,
                                                                  Inc.
T. Rowe Price Small Cap         Seeks long-term capital growth.   MetLife Advisers,
  Growth Portfolio                                                LLC Sub-Investment
                                                                  Manager: T. Rowe
                                                                  Price Associates,
                                                                  Inc.





                                                                          FFA-27

                                                                  INVESTMENT MANAGER/
                                                                     SUB-INVESTMENT
          PORTFOLIO                   INVESTMENT OBJECTIVE              MANAGER
          ---------                   --------------------        -------------------
Western Asset Management        Seeks to maximize total return    MetLife Advisers,
  Strategic Bond                consistent with preservation of   LLC
  Opportunities Portfolio       capital.                          Sub-Investment
                                                                  Manager: Western
                                                                  Asset Management
                                                                  Company
Western Asset Management U.S.   Seeks to maximize total return    MetLife Advisers,
  Government Portfolio          consistent with preservation of   LLC
                                capital and maintenance of        Sub-Investment
                                liquidity.                        Manager: Western
                                                                  Asset Management
                                                                  Company


(#) PRIOR TO MAY 1, 2009, MET ADVISORY, LLC WAS THE INVESTMENT MANAGER OF MET INVESTORS FUND. ON MAY 1, 2009, MET INVESTORS ADVISORY, LLC MERGED WITH AND INTO METLIFE ADVISERS, LLC, AND METLIFE ADVISERS, LLC HAS NOW BECOME THE INVESTMENT MANAGER OF THE MET INVESTORS FUND.

Some of the investment choices may not be available under the terms of the Deferred Annuity or Income Annuity. The Contract or other correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:

* Your employer, association or other group contract holder limits the available investment divisions.

* We have restricted the available investment divisions.

* Some of the investment divisions are not approved in your state.

For Income Annuities, some states limit you to four choices (four investment divisions or three investment divisions and the Fixed Income Option).

The investment divisions buy and sell shares of corresponding mutual fund portfolios. These Portfolios, which are part of the Metropolitan Fund, Calvert Fund, Fidelity(R) VIP Funds, Met Investors Fund or American Funds(R), invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The Calvert Fund, Fidelity(R) VIP Funds and American Funds(R) Portfolios are made available by the funds only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, Calvert Fund, Fidelity(R) VIP Funds, Met Investors Fund and American Funds(R) are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the 1940 Act. A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund and Met Investors Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds(R) pay Capital Research and Management Company a monthly fee for its services as their investment manager. The Portfolios of the Calvert Fund pay Calvert Asset Management Company, Inc. a monthly fee for its services as their investment manager. Similarly, the Portfolios of the Fidelity(R) VIP Funds pay Fidelity Management & Research Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described, in the applicable prospectus and SAI for the Metropolitan Fund, Calvert Fund, Fidelity(R) VIP Funds, Met Investors Fund and American Funds(R).

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or Met Investors Fund. The risks of these arrangements are also discussed in each fund's prospectus.





FFA-28

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

An investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment manager MetLife Advisers, LLC, which is formed as a "limited liability company". Our ownership interest in MetLife Advisers, LLC entitles us to profit distributions if the investment manager makes a profit with respect to the investment manager fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the adviser. (See the Table of Expenses for information on the investment management fees paid by the Portfolios and the Statement of Additional Information for the Portfolios for information on the management fees paid by the investment managers to the sub-investment managers.)

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio's 12b-1 Plan, if any, is described in more detail in each Portfolio's prospectus. (See the Fee Table and "Who Sells the Deferred Annuities and Income Annuities.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.

We select the Portfolios offered through Contracts based on a number of criteria, including asset class coverage, the strength of the manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments transfers of contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Contract value to such Portfolios.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIO YOU HAVE CHOSEN.





                                                                          FFA-29

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series(R). (See "Who Sells the Deferred Annuities and Income Annuities.")

DEFERRED ANNUITIES

This Prospectus describes the following Deferred Annuities under which you can accumulate money:


Financial Freedom Account:                       Enhanced Preference Plus Account:
* TSA (Tax Sheltered Annuity)                    * TSA (Tax Sheltered Annuity)
* 403(a) (Qualified annuity plans under          * 403(a) (Qualified annuity plans under
sec.403(a))                                      sec.403(a))
* Non-Qualified (for certain deferred            * PEDC (Public Employee Deferred
  arrangements                                   Compensation)
  and plans)                                     * Traditional IRA (Individual Retirement
                                                 Annuities)
                                                 * Non-Qualified
                                                 * Non-Qualified (for certain deferred
                                                   arrangements and plans)




These Non-Qualified Deferred Annuities (for certain deferred arrangements and plans) include sec.457(f) deferred compensation plans, sec.451 deferred fee arrangements, sec.451 deferred compensation plans, sec.457(e)(11) severance and death benefits plans, and for Financial Freedom Deferred Annuities only, sec.415(m) qualified governmental excess benefit arrangements. The Non-Qualified Deferred Annuities for sec.457(e)(11) severance and death benefit plans have special tax risks. We no longer offer sec.457(e)(11) severance and death benefit plans but will accept purchase payments for those already issued.

In general under these types of non-qualified deferred compensation arrangements, all assets under the plan (including the Contract) are owned by the employer (or a trust subject to the claims of the employer's creditors). Participants may be permitted, if authorized under the plan, to make certain "deemed" investment choices and allocations. However, the entire interest under the Contract remains the property of the employer and any Account Balances thereunder are maintained solely for accounting purposes under the plan.

These Deferred Annuities are issued to a group. You are then a participant under the group's Deferred Annuity. Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder. Deferred Annuities may be either:

* Allocated (your Account Balance records are kept for you as an individual); or

* Unallocated (Account Balance records are kept for a plan or group as a whole).

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN

If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, loans, the death benefit and pay-out options.

The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. Also, the Deferred Annuity may require that you or your beneficiary obtain a signed authorization from your employer or plan administrator to exercise certain rights. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult the Deferred Annuity Contract and plan document to see how you may be affected. If you are a Texas Optional Retirement Program participant, please see Appendix C for specific information which applies to you.





FFA-30

AUTOMATED INVESTMENT STRATEGIES

There are five automated investment strategies available to you for Enhanced Deferred Annuities. We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals. The Equity Generator is the only investment strategy available for Financial Freedom Deferred Annuities. These investment strategies, if available to you, are without any additional charges. As with any investment program, no strategy can guarantee a gain -- you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.

THE EQUITY GENERATOR(SM): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or BlackRock Aggressive Growth Division, based on your selection. If your Fixed Interest Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and you never request allocation changes or transfers, you will not pay more in early withdrawal charges than your Contract earns. Early withdrawal charges may be taken from any of your earnings.

THE EQUALIZER(SM): You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the BlackRock Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen investment division to make the values of each equal. For example, if you choose the MetLife Stock Index Division and over the quarter it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.

THE REBALANCER(R): You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

THE INDEX SELECTOR(SM): You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your entire Account Balance is allocated among the Barclays Capital Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index Division and the Fixed Interest Account. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when you elected the Index Selector. You should consider whether it is appropriate for you to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the model. We may rely on a third party for its expertise in creating appropriate allocations.

The asset allocation models used in the Index Selector strategy may change from time to time. If you are interested in an updated model, please contact your sales representative.

THE ALLOCATOR: Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account balance is exhausted, this strategy is automatically discontinued.





                                                                          FFA-31

The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you wish to continue the strategy through periods of fluctuating prices.

PURCHASE PAYMENTS

There is no minimum purchase payment.

For Non-Qualified Deferred Annuities for certain deferred arrangements or plans (except those for sec.415(m) arrangements), we may require that each purchase payment be at least $2,000. In addition, we may require that your total purchase payments must be at least $15,000 for the first Contract Year and at least $5,000 each subsequent Contract Year.

Unless limited by tax law, you may continue to make purchase payments under Enhanced Deferred Annuities while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, salary reduction or salary deduction. You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option.

In the case of TSA Deferred Annuity money being transferred from a fixed account of another insurance company where you did not have access to your money because the company was being rehabilitated or liquidated, we may add additional money to the amount transferred to us to reflect the earlier lack of access.

PURCHASE PAYMENTS -- SECTION 403(B) PLANS

The Internal Revenue Service announced new regulations affecting Section 403(b) plans and arrangements. As part of these regulations, that are generally effective January 1, 2009, employers will need to meet certain requirements in order for their employees' annuity contracts that fund these programs to retain a tax deferred status under Section 403(b). Prior to the new rules, transfers of one annuity contract to another would not result in a loss of tax deferred status under Section 403(b) under certain conditions (so-called "90-24 transfers"). The new regulations have the following effect regarding transfers:
(1) a newly issued contract funded by a transfer which is completed AFTER September 24, 2007, is subject to the employer requirements referred to above;
(2) additional purchase payments made AFTER September 24, 2007, to a contract that was funded by a 90-24 transfer ON OR BEFORE September 24, 2007, MAY subject the contract to this new employer requirement.

In consideration of these regulations, we have determined to only make available the Contract/Certificate for purchase (including transfers) where your employer currently permits salary reduction contributions to be made to the Contract/Certificate.

If your Contract/Certificate was issued previously as a result of a 90-24 transfer completed on or before September 24, 2007, and you have never made salary reduction contributions into your Contract/Certificate, we urge you to consult with your tax advisor prior to making additional purchase payments.

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

  -  Federal tax laws.





FFA-32

  - Our right to limit the total of your purchase payments to $1,000,000. We may change the maximum by telling you in writing at least 90 days in advance.

  - Regulatory requirements. For example, if you reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after you have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to you after you turn age 60; or after you turn age 63, if the Deferred Annuity was issued before you were age 61 (except for an Enhanced PEDC Deferred Annuity).

  -  A withdrawal based on your leaving your job.

  - Receiving systematic termination payments (described later) from both the Separate Account and Fixed Interest Account.

  -  For TSA and 403(a) Deferred Annuities if you should leave your job.

THE VALUE OF YOUR INVESTMENT

Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

  - First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

  - Next, we subtract the daily equivalent of our insurance-related charge (general administrative expense and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

  -  Finally, we multiply the previous Accumulation Unit Value by this result.

EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

$500    =  50 accumulation units
----
 $10


CALCULATING THE ACCUMULATION UNIT VALUE

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x $10.50 = $525).

            $10.00 x 1.05 = $10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x $9.50 = $475).

             $10.00 x .95 = $9.50 is the new Accumulation Unit Value


TRANSFERS

You may make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. Such transfers are free of any early withdrawal charges to you, except under certain Financial




                                                                          FFA-33

Freedom Deferred Annuities where you may incur early withdrawal charges, if applicable, for money transferred from the Fixed Interest Account to the investment divisions. Some additional restrictions may also apply to transfers from the Fixed Interest Account to the investment divisions. For us to process a transfer, you must tell us:

* The percentage or dollar amount of the transfer;

* The investment division(s) (or Fixed Interest Account) from which you want the money to be transferred;

* The investment division(s) (or Fixed Interest Account) to which you want the money to be transferred; and

* Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

Your transfer request must be in Good Order and completed prior to the close of the Exchange on a business day if you want the transaction to take place on that day. All other transfer requests in good order will be processed on our next business day.

WE MAY REQUIRE YOU TO:

* Use our forms;

* Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy or if there is an outstanding loan from the Fixed Interest Account); or

* Transfer a minimum amount if the transfer is in connection with the Allocator.

Frequent requests from contract holders or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract holders and other persons who may have an interest in the Contracts (e.g., participants/annuitants).

We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the American Funds Global Small Capitalization, Artio International Stock, BlackRock Strategic Value, Clarion Global Real Estate, Harris Oakmark International, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, Lord Abbett Bond Debenture, Met/AIM Small Cap Growth, Met/Templeton Growth, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap Growth and Western Asset Management Strategic Bond Opportunities Portfolios -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current account balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed




FFA-34
by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive transfer/reallocation activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer/reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS(R) MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions, (described below) and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy. A process has been implemented to enforce the American Funds(R) restrictions. There is no guarantee that this process will detect all contractholders whose transfer/reallocation activity in the American Funds Portfolios violates the monitoring policy.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter market timing. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, or other transfer/reallocation activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, asset allocation program described in this prospectus are not treated as transfers when we evaluate trading patterns for market timing.

Your third party administrator has its own standards with regard to monitoring activity in the Monitored Portfolios and how subsequent transfer/reallocation activity will be restricted once those standards are triggered. These standards and subsequent trading restrictions may be more or less restrictive than ours, and presently include restrictions on non-Monitored Portfolios. The differences in monitoring standards and restrictions are due to systems limitation and may change from time to time as those systems are upgraded.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract holders or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract holders or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in




                                                                          FFA-35
any portfolios and there are no arrangements in place to permit any contract holder or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent trading policies established by the Portfolio.

In addition, contract holders or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract holders or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract holder or participant/annuitant). You should read the Portfolio prospectuses for more details.

ACCESS TO YOUR MONEY

You may withdraw either all or a part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

* The percentage or dollar amount of the withdrawal; and

* The investment divisions (or Fixed Interest Account) from which you want the money to be withdrawn.

Your withdrawal may be subject to early withdrawal charges.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.

We may withhold payment of withdrawal if any portion of those proceeds would be derived from your check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other




FFA-36
means of communication to verify that payment from you has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

ACCOUNT REDUCTION LOANS

We administer loan programs made available through plans or group arrangements on an account reduction basis for certain Deferred Annuities. If the loan is in default and has been reported to the Internal Revenue Service as income but not yet offset, loan repayments will be posted as after-tax contributions. Loan amounts will be taken from amounts that are vested according to your plan or group arrangement on a pro-rata basis from the source(s) of money the plan or group arrangement permits to be borrowed (e.g., money contributed to the plan or group arrangement through salary reduction, elective deferrals, direct transfers, direct rollovers and employer contributions), then on a pro-rata basis from each investment division and the Fixed Interest Account in which you then have a balance consisting of these sources of money. Loan repayment amounts will be posted back to the original money sources used to make the loan, if the loan is in good standing at the time of repayment. Loan repayments will be allocated on a pro-rata basis into the investment divisions and the Fixed Interest Account in which you then have a balance. Loan repayment periods, repayment methods, interest rate, default procedures, tax reporting and permitted minimum and maximum loan amounts will be disclosed in the loan agreement documents. There may be initiation and maintenance fees associated with these loans.

SYSTEMATIC WITHDRAWAL PROGRAM FOR ENHANCED TSA AND IRA AND FINANCIAL FREEDOM TSA AND 403(a) DEFERRED ANNUITIES

If we agree and if approved in your state for only Enhanced TSA and IRA and Financial Freedom TSA and 403(a) Deferred Annuities, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties, and early withdrawal charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. For the Enhanced TSA and Financial Freedom TSA and 403(a) Deferred Annuities, if you elect to receive payments through this program, you must have no loan outstanding from the Fixed Interest Account and you must either be 59 1/2 years old or have left your job. Tax law generally prohibits withdrawals from Enhanced TSA and IRA and Financial Freedom TSA and 403(a) Deferred Annuities before you reach age 59 1/2. Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option or under an Income Annuity.

If you elect to withdraw a dollar amount, we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount you will receive based on your new Account Balance.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro-rata from the Fixed Interest Account and any investment divisions in which you have an Account Balance.

CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If you choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When you first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis with the percentage of your Account Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.





                                                                          FFA-37

CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the amount that you chose or an amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro-rata from the Fixed Interest Account and any investment divisions in which you have an Account Balance.

SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in good order at least 10 days prior to the selected payment date. (If you would like to receive your Systematic Withdrawal Program payment on or about the first of the month, you should make your request by the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month on the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of payments can be made once a year at the beginning of any Contract Year and one other time during the Contract Year. If you make any of these changes, we will treat your request as though you were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in good order at least 30 days in advance.

Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office.

Systematic Withdrawal Program payments may be subject to an early withdrawal charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When you first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the early withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

Although early withdrawal charges do not apply to Systematic Withdrawal Program payments from your Financial Freedom Deferred Annuity Separate Account balance, early withdrawal charges may apply to Systematic Withdrawal Program payments from your Fixed Interest Account balance.

Participation in the Systematic Withdrawal Program is subject to our administrative procedures.

MINIMUM DISTRIBUTION

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. For the Enhanced TSA and IRA Deferred Annuities, rather than receiving your minimum required distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.





FFA-38

CONTRACT FEE
There is no Separate Account annual contract fee. You may pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year.

ACCOUNT REDUCTION LOAN FEES

We make available account reduction loans. If your plan or group of which you are a participant or member permits account reduction loans, and you take an account reduction loan, there is a $75 account reduction loan initiation fee. This fee is paid from the requested loan principal amount. There is also a $50 annual maintenance fee per loan outstanding. The maintenance fee is taken pro-rata from each investment division and the Fixed Interest Account in which you then have a balance and is paid on a quarterly basis at the end of each quarter. Either or both fees may be waived for certain groups.

CHARGES
There are two types of charges you pay while you have money in an investment division:

* Insurance-related charge, and

* Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the early withdrawal charge may not fully cover all of the sales and deduction expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain contract charges.

The Separate Account charge you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charges as part of the calculation of the Accumulation Unit Value.

INSURANCE-RELATED CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than .95% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity. MetLife guarantees that the Separate Account insurance-related charge will not increase while you have this Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Four classes of the shares available to the Deferred Annuities have 12b-1 fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on which investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.





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PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity taxes") only when you exercise a pay-out option. In certain states, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in Appendix A shows the states where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

EARLY WITHDRAWAL CHARGES FOR TSA, 403(a), NON-QUALIFIED, PEDC AND IRA ENHANCED DEFERRED ANNUITIES

An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. The early withdrawal charge does not apply in certain situations or upon the occurrence of certain events or circumstances. Unless the withdrawal qualifies under one of these situations, events or circumstances, withdrawal charges will apply where there is a request to divide the Account Balance due to a divorce. To determine the early withdrawal charge for the TSA, 403(a), Non-Qualified, PEDC and IRA Enhanced Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or investment division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an early withdrawal charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis and then from earnings. Once we have determined the amount of the early withdrawal charge, we will then withdraw it from the Fixed Interest Account and the investment divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings. However, if the early withdrawal charge is greater than the available purchase payments, then we will take the early withdrawal charges, in whole or in part, from your earnings. For Financial Freedom and certain Non-Qualified Enhanced Deferred Annuities, early withdrawal charges do not apply to the Separate Account. However, these charges may apply to withdrawals from the Fixed Interest Account and to transfers from the Fixed Interest Account into the investment divisions.

For partial withdrawals, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed, and withdraw the early withdrawal charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown; keep the result as an early withdrawal charge and pay you the rest.





FFA-40

The early withdrawal charge on purchase payments withdrawn is as follows:


                                              During Purchase Payment Year
Year                       1           2           3           4           5           6           7          8 & Later
Percentage                 7%          6%          5%          4%          3%          2%          1%             0%




The early withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of early withdrawal charges we collect. However, we believe that our sales costs may exceed the early withdrawal charges we collect. If so, we will pay the difference out of our general profits.

Because of the reduced sales costs for certain Enhanced Deferred Annuities, there are no early withdrawal charges.

For certain deferred arrangements and plans, you pay no early withdrawal charges on withdrawals from Financial Freedom Deferred Annuities and Non-Qualified Enhanced Deferred Annuities.

WHEN NO EARLY WITHDRAWAL CHARGE APPLIES FOR TSA, 403(a), NON-QUALIFIED, PEDC AND IRA ENHANCED DEFERRED ANNUITIES

In some cases, we will not charge you the early withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet one of the following conditions listed below.

You do not pay an early withdrawal charge:

* On transfers you make within your Deferred Annuity among investment divisions and transfers to and from the Fixed Interest Account.

* On withdrawals of purchase payments you made over seven years ago.

* If you choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

* If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

* If your Contract permits and if your spouse is substituted as the purchaser of the Deferred Annuity and continues the Contract, that portion of the Account Balance that is equal to the "step up" portion of the death benefit.

* If you withdraw up to 20% (10% for certain TSA Enhanced Deferred Annuities) of your Account Balance each Contract Year. This 20% (or 10%) total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time you make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds 20% (or 10%) will you have to pay early withdrawal charges.

* If the withdrawal is required for you to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity, for purposes of this exception, we will treat the Contract as if it were your only account subject to the minimum distribution rules. This exemption does not apply if you have a Non-Qualified Deferred Annuity or if the withdrawal is to satisfy Section 72(t) requirements under the Internal Revenue Code.

* If you have transferred money which is not subject to a withdrawal charge (because you have satisfied contractual provisions for a withdrawal without the imposition of a contract withdrawal charge) from certain eligible MetLife contracts into the Deferred Annuity, and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.





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* Systematic Termination. For all Deferred Annuities except certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities, if the Contract is terminated, the Account Balance may be systematically withdrawn in annual installments without early withdrawal charges. You may ask to receive your money in annual installments based on the following percentages of your Account Balance for that year's withdrawal:




              Contract Year

 1*     2        3        4         5

20%    25%    33 1/3%    50%    remainder




     * Less that Contract Year's withdrawals.

  Any money you withdraw in excess of these percentages in any Contract Year will be subject to early withdrawal charges. You may stop the systematic termination of the Contract. If you ask to restart systematic termination, you begin at the beginning of the schedule listed above.

* If you are disabled and you request a total withdrawal. Disability is as defined in the Federal Social Security Act.

* If you retire:

  - For the Non-Qualified and certain PEDC Enhanced Deferred Annuities, if you retire.

  - For certain TSA Enhanced Deferred Annuities, if you have also participated for at least 10 consecutive years. This does not apply for withdrawals of money transferred into the Contract from other investment vehicles on a tax-free basis (plus earnings on such amounts). Participated for at least 10 consecutive years means that your Contract must have been in existence for 10 years prior to the requested withdrawal.

  - For certain TSA, PEDC and 403(a) Enhanced Deferred Annuities, if you also have participated for at least 10 consecutive years unless you retire according to the definition of retirement stated in your plan. Participated for at least 10 consecutive years means that your Contract must have been in existence for 10 years prior to the requested withdrawal.

* If you leave your job with the employer that bought the Deferred Annuity. (Except for certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities.)

* If your plan terminates and the withdrawal is transferred into another annuity contract we issue. (Except for certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities.)

* If your plan provides payment on account of hardship and you suffer from an unforeseen hardship. (Except for certain TSA, 403(a), Non-Qualified and IRA Enhanced Deferred Annuities.) For certain TSA Enhanced Deferred Annuities, you must only have suffered an unforeseen hardship.

* If you make a direct transfer to other investment vehicles we have pre-approved. (Except for certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities.)

* If you withdraw money under a plan provision which we have pre-approved. (Except for certain TSA, Non-Qualified, PEDC and IRA Enhanced Deferred Annuities.)

* If the plan or group of which you are a participant or member permits account reduction loans, you take an account reduction loan and the withdrawal consists of these account reduction loan amounts.

WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY

If you transferred money from certain eligible MetLife contracts into a Deferred Annuity, you may have different early withdrawal charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.





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* Amounts transferred before January 1, 1996:

  We credit your transferred amounts with the time you held them under your original Contract. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges (determined as previously described) for transferred amounts from your original Contract.




                 During Purchase Payment Year

Year           1      2      3      4      5     6 and Beyond

Percentage     5%     4%     3%     2%     1%         0%





* Amounts transferred on or after January 1, 1996:

  - For certain contracts which we issued at least two years before the date of the transfer (except as noted below), we apply the withdrawal charge under your original Contract but not any of the original Contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges (determined as previously described) for transferred amounts from your original Contract:




                      After the Transfer

Year           1      2      3      4      5     6 and Beyond

Percentage     5%     4%     3%     2%     1%         0%





  - If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.

* Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time you held them under your original Contract.

FREE LOOK

You may cancel the Deferred Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether you purchased the Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in good order.

DEATH BENEFIT

One of the insurance guarantees we provide you under the Deferred Annuity is that your beneficiaries will be protected during the "pay-in" phase against market downturns. You name the beneficiary(ies) under the following Deferred
Annuities:

* Enhanced TSA

* Enhanced Non-Qualified

* Enhanced 403(a)

* Enhanced Traditional IRA

* Financial Freedom TSA

* Financial Freedom 403(a)





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For the following Deferred Annuities the trustee receives the death benefit:

* Non-Qualified Deferred Annuity for

  -  sec.457(f) deferred compensation plan

  -  sec.451 deferred fee arrangements

  -  sec.451 deferred compensation plans

  -  sec.457(e)(11) severance and death benefit plans

  -  sec.415(m) qualified governmental excess benefit arrangements

* For PEDC Deferred Annuities, the employer or trustee receives the death benefit.

The death benefit your beneficiary receives will be the greatest of:

* Your Account Balance;

* Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or

* The total of all of your purchase payments less any partial withdrawals.

In each case, we deduct the amount of any outstanding loans from the death benefit.

The death benefit is determined as of the end of the business day we receive both due proof of death and an election for the payment method.

Where there are multiple beneficiaries, the death benefit will only be determined as of the time the first beneficiary submits the necessary documentation in good order. If the death benefit payable is an amount that exceeds the Account Balance on the day it is determined, we will apply to the Contract an amount equal to the difference between the death benefit payable and the Account Balance, in accordance with the current allocation of the Account Balance. This death benefit amount remains in the investment divisions until each of the other beneficiaries submits the necessary documentation in good order to claim his/her death benefit. Any death benefit amounts held in the investment divisions on behalf of the remaining beneficiaries are subject to investment risk. There is no additional death benefit guarantee.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment.

If permitted in the Contract, if the beneficiary is your spouse, he/she may be substituted as the purchaser of the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities) and continue the Contract under the terms and conditions of the Contract that applied prior to the owner's death, with certain exceptions described in the Contract. In that case, the Account Balance will be reset to equal the death benefit on the date the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities). (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division and the Fixed Interest Account as each bears to the total Account Balance). If the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities), the death benefit is calculated as previously described, except, all values used to calculate the death benefit, which may include highest Account Balance as of December 31 following the end of the fifth contract year and every other five year period, are reset on the date the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities (or Non-Qualified and Traditional IRA Enhanced Deferred Annuities). Your spouse may make additional purchase payments and transfers and exercise any other rights as a purchaser of the Contract. Any applicable early withdrawal charges will be assessed against future withdrawals.





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TOTAL CONTROL ACCOUNT

The beneficiary may elect to have the Contract's death proceeds paid through an account called the Total Control Account at the time for payment. The Total Control Account is an interest-bearing account through which the beneficiary has complete access to the proceeds, with unlimited check writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate. You may also elect to have any Contract surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

PAY-OUT OPTIONS (OR INCOME OPTIONS)

You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity. When you are selecting your pay-out option you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes, applicable contract fees and outstanding loans), then we apply the net amount to the option. (See "Income Taxes" for a discussion of partial annuitization.) You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. Generally, you may defer receiving payments for up to one year after you have chosen your pay-out option. The variable pay-out option may not be available in all states. Please be aware that once your Contract is annuitized you are ineligible to receive the Death Benefit you have selected.

When considering whether to select a pay-out option, you should think about whether you want:

* Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

* A fixed dollar payment or a variable payment; and

* A refund feature.

Your income payment amount will depend upon your choices. For lifetime options, the age and sex (where permitted) of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity will tell you when your income payments start and the frequency with which you will receive your income payments.

By the date specified in your Contract, if you do not either select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under certain employer retirement plans, we will automatically issue you a life annuity with a 10 year guarantee. In that case, if you do not tell us otherwise, your Fixed Interest Account balance will be used to provide a Fixed Income Option and your Separate Account balance will be used to provide a variable income option. However, if we do ask you what you want us to do and you do not respond, we may treat your silence as a request by you to continue your Deferred Annuity.

Because the features of variable pay-out options under the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information.





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INCOME ANNUITIES


Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semi-annual or annual basis. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately or you can apply the Account Balance of the Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your "pay-out" phase, you may defer receiving payments from us for one year after you have purchased an immediate annuity. You bear any investment risk during any deferral period. The Income Annuity currently may not be available in all states.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. If you annuitize your Deferred Annuity and should our current annuity rates for a fixed pay-out option for this type of Deferred Annuity provide for greater payments than those guaranteed in your Contract, the greater payment will be made.

Using proceeds from the following types of arrangements, you may purchase the following types of Income Annuities to receive immediate payments:

Financial Freedom Account:                      Enhanced Preference Plus Account:
*  TSA                                          *  TSA
*  403(a)                                       *  403(a)
*  Non-Qualified (for certain deferred          *  PEDC
   arrangements and plans)                      *  Traditional IRA
                                                *  Non-Qualified
                                                *  Non-Qualified (for certain deferred
                                                   arrangements and plans)



If you have accumulated amounts in any of the listed investment vehicles, your lump sum withdrawal from that investment vehicle may be used to purchase an appropriate Income Annuity as long as income tax requirements are met.

These Non-Qualified Deferred Annuities (for certain deferred arrangements and plans) include sec.457(f) deferred compensation plans, sec.451 deferred fee arrangements, sec.451 deferred compensation plans, sec.457(e)(11) severance and death benefits plans, and sec.415(m) qualified governmental excess benefit arrangements. The Deferred Annuities for sec.457(e)(11) severance and death benefit plans have special tax risks. We no longer offer the Non-Qualified Deferred Annuities for sec.457(e)(11) severance and death benefit plans but will accept a purchase payment for those already issued.

If your retirement plan has purchased an Income Annuity, then your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.

INCOME PAYMENT TYPES

Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity when you decide to take a pay-out option or at application. The decision is irrevocable.





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There are three people who are involved in payments under your Income Annuity:

* Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

* Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

* Beneficiary: the person who may receive continuing payments or a lump sum payment if the owner dies.

Many times the Owner and the Annuitant are the same person.


Your income payment amount will depend in large part on the type of income payment you choose. For example, if you select a "Lifetime Income Annuity for Two," your payments will typically be lower than if you select a "Lifetime Income Annuity." Where required by state law or under a qualified retirement plan, the annuitant's sex will not be taken into account in calculating income payments. Annuity rates will not be less than those guaranteed in the Contract at the time of purchase for the AIR and income payment type elected. Due to underwriting, administrative or Internal Revenue Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited. We reserve the right to commute or to otherwise pay the value of any remaining income payments over a period which would comply with Federal income tax law. The terms of your Contract will determine when your income payments start and the frequency with which you will receive your income payments. When you select an income type, it will apply to both fixed income payments and variable income payments. Due to underwriting or Internal Revenue Code considerations, the choice of percentage reductions and/or the duration of the guarantee period may be limited.


When deciding how to receive income, consider:

* The amount of income you need;

* The amount you expect to receive from other sources;

* The growth potential of other investments; and

* How long you would like your income to last.

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed




                                                                          FFA-47
period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.

MINIMUM SIZE OF YOUR INCOME PAYMENT

Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means that the amount of your purchase payment or the amount used from a Deferred Annuity to provide a pay-out option must be large enough to produce this minimum initial income payment.

ALLOCATION

You decide what portion of your income payment is allocated among the Fixed Income Option and the investment divisions.

THE VALUE OF YOUR INCOME PAYMENTS

AMOUNT OF INCOME PAYMENTS

Variable income payments from an investment division will depend upon the number of annuity units held in that investment division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

The initial variable income payment is computed based on the amount of the purchase payment applied to the specific investment division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the investment division to determine the number of annuity units held in that investment division. The number of annuity units held remains fixed for the duration of the Contract if no reallocations are made.

The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR.

Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that contract class. The purpose of this provision is to assure the annuitant that, at retirement, if the Fixed Income Option purchase rates for new contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the owner will be given the benefit of the higher rates.





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ANNUITY UNITS

Annuity units are credited to you when you make a purchase payment or make a reallocation into an investment division. Before we determine the number of annuity units to credit to you, we reduce a purchase payment (but not a reallocation) by any premium taxes and the contract fee, if applicable. We then compute an initial income payment amount using the Assumed Investment Return ("AIR"), your income payment type and the age and sex (where permitted) of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. When you reallocate an income payment from an investment division, annuity units supporting that portion of your income payment in that investment division are liquidated.

AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. We currently offer a 3% and 4% AIR. The higher your AIR, the higher your initial variable income payment will be. Your next variable income payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return). Likewise, your next variable income payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments, a lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.

The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.

The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.

VALUATION

This is how we calculate the Annuity Unit Value for each investment division:

* First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

* Next, we subtract the daily equivalent of your insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

* Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

* Finally, we multiply the previous Annuity Unit Value by this result.

REALLOCATIONS

You may make reallocations among investment divisions or from the investment divisions to the Fixed Income Option. Once you reallocate your income payment into the Fixed Income Option you may not later reallocate it




                                                                          FFA-49
into an investment division. There is no early withdrawal charge to make a transfer. If you reside in certain states you may be limited to four options (including the Fixed Interest Option).

For us to process a reallocation, you must tell us:

* The percentage of the income payment to be reallocated;

* The investment divisions (or Fixed Income Option) (and the percentages allocated to each) to which you want to reallocate; and

* The investment division from which you want to reallocate.

We may require that you use our forms to make reallocations.

Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in good order prior to the close of the Exchange on that business day. All other reallocation requests will be processed on the next business day.

When you request a reallocation from an investment division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

* First, we update the income payment amount to be reallocated from the investment division based upon the applicable Annuity Unit Value at the time of the reallocation;

* Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

* Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation;

* Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

When you request a reallocation from one investment division to another, annuity units in one investment division are liquidated and annuity units in the other investment division are credited to you. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the investment division to which you have reallocated.

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations you may make, but never to fewer than one a month. If we do so, we will give you advance written notice. We may limit a beneficiary's ability to make a reallocation.

Here are examples of the effect of a reallocation on the income payment:

* Suppose you choose to reallocate 40% of your income payment supported by investment division A to the Fixed Income Option and the recalculated income payment supported by investment division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x ($125 / $100) or $50, and your income payment supported by investment division A will be decreased by $40. (The number of annuity units in investment division A will be decreased as well.)

* Suppose you choose to reallocate 40% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $40 and your income payment supported by




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  investment division A will be decreased by $40. (Changes will also be made to the number of annuity units in both investment divisions as well.)

Frequent requests from contract holders or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract holders and other persons who may have an interest in the Contracts (e.g., participants/annuitants).

We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the American Funds Global Small Capitalization, Artio International Stock, BlackRock Strategic Value, Clarion Global Real Estate, Harris Oakmark International, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, Lord Abbett Bond Debenture, Met/AIM Small Cap Growth, Met/Templeton Growth, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap Growth and Western Asset Management Strategic Bond Opportunities Portfolios -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/ reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current account balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive transfer/reallocation activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer/reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS(R) MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be




                                                                          FFA-51
subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy. A process has been implemented to enforce the American Funds(R) restrictions. There is no guarantee that this process will detect all contractholders whose transfer/reallocation activity in the American Funds Portfolios violates the monitoring policy.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter market timing. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, or other transfer/reallocation activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

Your third party administrator has its own standards with regard to monitoring activity in the Monitored Portfolios and how subsequent transfer/reallocation activity will be restricted once those standards are triggered. These standards and subsequent trading restrictions may be more or less restrictive than ours, and presently include restrictions on non-Monitored Portfolios. The differences in monitoring standards and restrictions are due to systems limitation and may change from time to time as those systems are upgraded.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract holders or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract holders or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any contract holder or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent trading policies established by the Portfolio.

In addition, contract holders or participants/annuitants and other persons with interests in the Contracts should be aware that some Portfolios may receive "omnibus" purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract holders or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a




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Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single contract holder or participant/annuitant). You should read the Portfolio prospectuses for more details.

CONTRACT FEE

There is no contract fee under the Income Annuities.

CHARGES

There are two types of charges you pay if you allocate any of your purchase payment to the investment divisions:

* Insurance-related charge; and

* Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain Contract charges.

The Separate Account charge you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.

INSURANCE-RELATED CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than .95% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Four classes of shares available to the Income Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.





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PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.

Premium taxes, if applicable, currently range from .5% to 3.5% depending on the Income Annuity you purchased and your home state or jurisdiction. A chart that shows the states where premium taxes are charged and the amount of these taxes is in Appendix A.

We also reserve the right to deduct from purchase payments, account balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments, at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

FREE LOOK

You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The "free look" may also vary depending on your age and whether you purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in good order.

If you do not cancel your Income Annuity during the "free look" period, your decision to purchase the Income Annuity is irrevocable.

You do not have a free look if you are electing income payments in the pay-out phase of your Deferred Annuity.

GENERAL INFORMATION


ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payments by check, cashier's check or certified check made payable to "MetLife," to your MetLife Designated Office or a MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler's checks. We will provide you with all necessary forms. We must have all documents in good order to credit your purchase payments.

We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.") If you send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be delay in applying the purchase payment or transaction to your contract.





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Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in good order at your MetLife Designated Office, except when they are received:

* On a day when the Accumulation Unit/Annuity Unit Value is not calculated, or

* After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office or MetLife sales office, if applicable. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in good order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments and automated investment strategy transfers, may be confirmed quarterly. Salary reduction or deduction purchase payments under TSA Deferred Annuities and the Non-Qualified Financial Freedom Deferred Annuity for 415(m) qualified governmental excess benefit arrangements are confirmed quarterly. Unless you inform us of errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We make Internet access available to you for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE OR INTERNET

You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to you include:

* Account Balance

* Unit Values

* Current rates for the Fixed Interest Account

* Transfers





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* Changes to investment strategies

* Changes in the allocation of future purchase payments.

Your transaction must be in good order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions, and performance of systems.

We are not responsible or liable for:

* any inaccuracy, errors, or delay in or omission of any information you transmit or deliver to us; or

* any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before a requested transaction is completed, we will cancel the request. For example, if you request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we simply pay the death benefit instead. For Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. Or, depending on your Income Annuity's provisions we may continue making payments to a joint annuitant or pay your beneficiary a refund.

MISSTATEMENT

We may require proof of age of the annuitant, owner, or beneficiary before making any payments under this Contract that are measured by the annuitant's, owner's, or beneficiary's life. If the age of the annuitant, owner, or beneficiary has been misstated, the amount payable will be the amount that the Account Balance would have provided at the correct age.

Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in any other manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we are required to pay interest on any under payments.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.





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VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.

We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:

* rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

* during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE

We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results. We may state performance in terms of "yield," "change in Accumulation Unit Value/ Annuity Unit Value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable early withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These figures also assume a steady annual rate of return.

For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Calvert Fund, Fidelity(R) VIP Funds, Met Investors Fund and American Funds(R) Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuity or Income Annuity had been introduced as of the Portfolio inception date.





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We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.

We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

Past performance is no guarantee of future results.

Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges.

CHANGES TO YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

* To operate the Separate Account in any form permitted by law.

* To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transactions permitted.

* To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

* To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.

* To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.

* To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance or an allocation, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.

VOTING RIGHTS

Based on our current view of applicable law, you have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Calvert Fund, Fidelity(R) VIP Funds, Met Investors Fund or American Funds(R) proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.





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We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity or Income Annuity in your sole discretion. Under sec.457(f) deferred compensation plans, sec.451 deferred fee arrangements, sec.451 deferred compensation plans, sec.457(e)(11) severance and death benefit plans and the TSA Deferred Annuity and Income Annuities under which the employer retains all rights, we will provide you with the number of copies of voting instructions soliciting materials that you request so that you may furnish such materials to participants who may give you voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of Contract Owners or and/or participants/annuitants may control the outcome of a vote. Shares of the Metropolitan Fund, Met Investors Fund, Calvert Fund, Fidelity(R) VIP Funds or American Funds(R) that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

* The shares for which voting instructions are received, and

* The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE DEFERRED ANNUITIES AND INCOME ANNUITIES

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the securities offered through this prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities and Income Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities and Income Annuities, including our affiliated broker-dealers). MLIDC does not retain any fees under the Deferred Annuities and Income Annuities.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority ("FINRA"). An investor brochure that includes information describing FINRA's Public Disclosure Program is available by calling FINRA's Public Disclosure Program hotline at 1-800-289-9999, or by visiting FINRA's website at www.finra.org.

Deferred Annuities are sold through MetLife licensed sales representatives who are associated with MetLife Securities, Inc. ("MSI"), our affiliate and a broker-dealer, which is paid compensation for the promotion and sale of the Deferred Annuities and Income Annuities. The Deferred Annuities and Income Annuities are also sold through the registered representatives of our other affiliated broker-dealers. MSI and our affiliated broker-dealers are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of FINRA. The Deferred Annuities may also be sold through other registered broker-dealers. Deferred Annuities and Income Annuities also may be sold through the mail or over the Internet.





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There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the Separate Account Charge. Our sales representatives in our MetLife Resources division must meet a minimum level of sales production in order to maintain employment with us. MetLife sales representatives who are not in our MetLife Resources division ("non-MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us.

Non-MetLife Resources MetLife sales representatives receive cash payments and MetLife Resources sales representatives for the products they sell and service based upon a "gross dealer concession" model. With respect to Deferred Annuities, the gross dealer concession ranges from 0.75% to 3% of each purchase payment and, starting in the second Contract Year, 0.09% of the Account Balance each year the Contract is in force for servicing the Deferred Annuity. With respect to the Income Annuities, the gross dealer concession is 6% of the purchase payment and, starting in the second Contract Year, 0.18% of the amount available from which income payments are made for each year the Contract is in force for servicing the Income Annuity. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Deferred Annuity has been in force. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representative. Compensation to non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to a non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because non-MetLife Resources MetLife sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sales of proprietary products.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because non-MetLife Resources MetLife sales representatives' and MetLife Resources sales representatives' and their managers' additional cash compensation is based primarily on the sale of proprietary products, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers have an incentive to favor the sale of proprietary products.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.

Other incentives and additional cash compensation provide sales representatives and their managers with an incentive to favor the sale of proprietary products. The business unit responsible for the operation of our distribution system is also paid.

MLIDC also pays compensation for the sale of the Deferred Annuities by affiliated broker-dealers. The compensation paid to affiliated broker-dealers for sale of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible




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for the operation of the distribution systems through which the Deferred Annuities are sold.) These firms pay their sales representatives all or a portion of the commissions received for their sales of Deferred Annuities; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation (as described above) that we may provide jointly with affiliated broker-dealers. Because of the receipt of this cash and non-cash compensation, sales representatives and their managers of our affiliated broker-dealers have an incentive to favor the sale of proprietary products.

MLIDC may also enter into preferred distribution arrangements with certain affiliated broker-dealers such as New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, MLIDC may pay separate, additional compensation to the broker-dealer for services the broker-dealer provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the broker-dealer, the hiring and training of the broker-dealer's sales personnel, the sponsoring of conferences and seminars by the broker-dealer, or general marketing services performed by the broker-dealer. The broker-dealer may also provide other services or incur other costs in connection with distributing the Contracts.

These services may include providing us with access to the distribution network of the selling firm, the hiring and training of the selling firm's sales personnel, the sponsoring of conferences and seminars by the selling firm, or general marketing services performed by the selling firm. The selling firm may also provide other services or incur other costs in connection with distributing the Contracts.

MLIDC also pays compensation for the sale of Contracts by unaffiliated broker-dealers. The compensation paid to unaffiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred annuities are sold.) Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. An unaffiliated broker-dealer or sales representative of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product over another product provider due to differing compensation rates. Ask your sales representative further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.

We or our affiliates pay American Funds Distributors, Inc., the principal underwriter for the American Funds(R), a percentage of all purchase payments allocated to the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio, the American Funds Global Small Capitalization Portfolio and the American Funds Bond Portfolio for the services it provides in marketing these Portfolios' shares in connection with the Deferred Annuity or Income Annuity.

From time to time, MetLife pays organizations, associations and non-profit organizations fees to endorse or sponsor MetLife's variable annuity contracts or for access to the organization's members. This compensation is primarily in the form of a flat fee from MetLife and may include other forms of compensation to organizations, including: funding their programs, scholarships, events or awards, such as a principal of the year award; leasing their office space or paying fees for display space at their events; purchasing advertisements in their publications; or reimbursing or defraying their expenses. In some cases, we hire organizations to perform administrative services for us, for which




                                                                          FFA-61
they are paid a fee based upon a percentage of the Account Balances their members hold in the Contract. We also retain finders and consultants to introduce MetLife to potential clients and for establishing and maintaining relationships between MetLife and various organizations. The finders and consultants are primarily paid flat fees and may be reimbursed for their expenses. We or our affiliates may pay duly licensed individuals associated with these organizations cash compensation in connection with sales of the Contracts.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account have been included in the SAI.

YOUR SPOUSE'S RIGHTS

If you received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We may not cancel your Income Annuity.

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we do so for a Deferred Annuity delivered in New York we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges may apply.

We may cancel your Non-Qualified Deferred Annuity for sec.457(f) deferred compensation plans, sec.451 deferred fee arrangements, sec.451 deferred compensation plans and sec.457(e)(11) severance and death benefit plans if we do not receive any purchase payments from you for 12 consecutive months and your Account Balance is less than $15,000. Certain Deferred Annuities do not contain these cancellation provisions.

At our option, we may cancel certain TSA and PEDC Deferred Annuities if we determine that changes to your retirement plan would cause MetLife to pay more interest than we anticipated or to make more frequent payments than we anticipated in connection with the Fixed Interest Account. We may also cancel these Deferred Annuities, as legally permitted, if your retirement plan terminates or no longer qualifies as a tax sheltered arrangement. Also, the employer and MetLife may each cancel the Deferred Annuity upon 90 days notice to the other party.

SPECIAL CHARGES THAT APPLY IF YOUR RETIREMENT PLAN TERMINATES ITS DEFERRED ANNUITY OR TAKES OTHER ACTION

Under certain TSA Deferred Annuities, amounts equal to some or all of the early withdrawal charge imposed under a contract of another issuer in connection with the transfer of money into a TSA Deferred Annuity may be credited to your Account Balance. If such amounts are credited to a TSA Deferred Annuity, special termination charges may be imposed. These charges may also apply if the plan introduces other funding vehicles provided by other carriers. Charges are not imposed on plan participants; but rather are absorbed by the contract holder. Therefore, under the Contract, the participant will incur only the withdrawal charges, if applicable, otherwise




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discussed in this Prospectus. The charges to the plan are imposed on the amount initially transferred to MetLife for the first seven years according to the schedule in the following table:



                              During Contract Year

Year            1       2       3       4       5       6       7     8 & Beyond

Percentage    5.6%    5.0%    4.5%    4.0%    3.0%    2.0%    1.0%        0%




The charge to the plan, for partial withdrawals, is determined by multiplying the amount of the withdrawal that is subject to the charge by the applicable percentage shown above.

INCOME TAXES


The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code (Code) is complex and subject to change regularly. Failure to comply with the tax law may result in significant adverse tax consequences and IRS penalties. Consult your own tax advisor about your circumstances, any recent tax developments, and the impact of state income taxation. For purposes of this section, we address Deferred Annuities and income payments under the Deferred Annuities together.

You should read the general provisions and any sections relating to your type of annuity to familiarize yourself with some of the tax rules for your particular Contract.

You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any other transactions under your Deferred Annuity satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).

Where otherwise permitted under the Deferred Annuity, the transfer of ownership of a Deferred Annuity, the designation or change in designation of an annuitant, payee or other beneficiary who is not also a contract owner, the selection of certain maturity dates, the exchange of a Deferred Annuity, or the receipt of a Deferred Annuity in an exchange, may result in income tax and other tax consequences, including additional withholding, estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. The SAI may contain additional information. Please consult your tax adviser.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since Puerto Rico residents are also subject to U.S. income tax on all income other than income sourced to Puerto Rico and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.





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ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS.

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state and foreign taxation with respect to purchasing an annuity contract.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

GENERAL

Deferred annuities are a means of setting aside money for future needs- usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

All TSAs (ERISA and non-ERISA), 457(b), 403(a), IRAs (including SEPs and SIMPLEs) receive tax deferral under the Code. Although there are no additional tax benefits by funding such retirement arrangements with an annuity, doing so offers you additional insurance benefits such as the availability of a guaranteed income for life.

Under current federal income tax law, the taxable portion of distributions and withdrawals from variable annuity contracts (including TSAs, 457(b), 403(a) and IRAs) are subject to ordinary income tax and are not eligible for the lower tax rates that apply to long term capital gains and qualifying dividends.

WITHDRAWALS

When money is withdrawn from your Contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of: annuity you purchase (e.g., IRA or TSA); and payment method or income payment type you elect. If you meet certain requirements, your designated Roth earnings are free from Federal income taxes.

We will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

WITHDRAWALS BEFORE AGE 59 1/2

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a 10% tax penalty, in addition to ordinary income taxes. Also, please see the section below titled Separate Account Charges for further information regarding withdrawals.





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As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                                                 Type of Contract
                                                 ------------------------------------------------
                                                         TSA and
                                                 Trad.     TSA                             Non-
                                                  IRA     ERISA    457(b)(2)   403(a)   Qualified
                                                 -----   -------   ---------   ------   ---------
In a series of substantially equal payments
made annually (or more frequently) for life or
life expectancy (SEPP)                             x        x(1)       x(1)       x(1)      x
After you die                                      x        x          x          x         x
After you become totally disabled (as defined
in the Code)                                       x        x          x          x         x
To pay deductible medical expenses                 x        x          x          x
After separation from service if you are over
55 at time of separation(1)                                 x          x          x
After December 31, 1999 for IRS levies             x        x          x          x
To pay medical insurance premiums if you are
unemployed                                         x
For qualified higher education expenses, or        x
For qualified first time home purchases up to
$10,000                                            x
Pursuant to qualified domestic relations
orders                                                      x          x          x
Certain immediate income annuities providing a
series of substantially equal periodic
payments made annually (or more frequently)
over the specified payment period                                                           x
 (1) You must be separated from service at the time payments begin.

 (2) Distributions from 457(b) plans are generally not subject to the 10% penalty; however, the
     10% penalty does apply to distributions from the 457(b) plans of state or local government employers to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.



SYSTEMATIC WITHDRAWAL PROGRAM FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP) AND INCOME OPTIONS

If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax adviser. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will result in the retroactive imposition of the 10% penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.

SEPARATE ACCOUNT CHARGES

It is conceivable that the charges for certain guaranteed death benefits could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat any deemed charges for these benefits as an intrinsic part of the annuity contract and do not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

INCIDENTAL BENEFITS

Certain death benefits may be considered incidental benefits under a tax qualified plan, which are limited under the Code. Failure to satisfy these limitations may have adverse tax consequences to the plan and to the participant.

Where otherwise permitted to be offered under annuity contracts issued in connection with qualified plans, the amount of life insurance is limited under the incidental death benefit rules. You should consult your own tax advisor




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prior to purchase of the Contract under any type of IRA, section 403(b) arrangement or qualified plan as a violation of these requirements could result in adverse tax consequences to the plan and to the participant including current taxation of amounts under the Contract.

PURCHASE PAYMENTS

Generally, all purchase payments will be contributed on a "before-tax" basis. This means that the purchase payments entitle you to a tax deduction or are not subject to current income tax.

Under some circumstances "after-tax" purchase payments can be made to certain annuities. These purchase payments do not reduce your taxable income or give you a tax deduction.

There are different annual purchase payments limits for the annuities offered in this Prospectus. Purchase payments in excess of the limits may result in adverse tax consequences.

Your Contract may accept certain direct transfers and rollovers from other qualified plan accounts and contracts: such transfers and rollovers are generally not subject to annual limitations on purchase payments.

WITHDRAWALS, TRANSFERS AND INCOME PAYMENTS

Because your purchase payments are generally on a before-tax basis, you generally pay income taxes on the full amount of money you withdraw as well as income earned under the Contract. Withdrawals and income payments attributable to any after-tax contributions are not subject to income tax (except for the portion of the withdrawal or payment allocable to earnings).

If certain requirements are met, you may be able to transfer amounts in your Contract to another eligible retirement plan or IRA. For 457(b) plans maintained by non-governmental employers, if certain conditions are met, amounts may be transferred into another 457(b) plan maintained by a non-governmental employer.

Your Deferred Annuity is not forfeitable (e.g., not subject to claims of your creditors) and you may not transfer it to someone else. An important exception is that your account may be transferred pursuant to a qualified domestic relations order (QDRO).

Please consult the specific section for the type of annuity you purchased to determine if there are restrictions on withdrawals, transfers or income payments.

Minimum distribution requirements also apply to the Deferred Annuities. These are described separately later in this section.

Certain mandatory distributions made to participants in an amount in excess of $1,000 (but less than $5,000) must be automatically rolled over to an IRA designated by the plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan.

ELIGIBLE ROLLOVER DISTRIBUTIONS AND 20% MANDATORY WITHHOLDING

We are required to withhold 20% of the taxable portion of your withdrawal that constitutes an eligible rollover distribution for Federal income taxes. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan, to directly rollover your eligible rollover distribution to a traditional IRA or another eligible retirement plan.

Generally, an "eligible rollover distribution" is any taxable amount you receive from your Contract. (In certain cases, after-tax amounts may also be considered eligible rollover distributions). However, it does not include taxable distributions such as:

  -  Withdrawals made to satisfy minimum distribution requirements; or

  -  Certain withdrawals on account of financial hardship.

  Other exceptions to the definition of eligible rollover distribution may exist.





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For taxable withdrawals that are not "eligible rollover distributions" the Code requires different withholding rules. The withholding amounts are determined at the time of payment. In certain instances, you may elect out of these withholding requirements. You may be subject to the 10% penalty tax if you withdraw taxable money before you turn age 59 1/2.

MINIMUM DISTRIBUTION REQUIREMENTS

Generally, you must begin receiving withdrawals by April 1 of the latter of: (1) the calendar year following the calendar year in which you reach age 70 1/2 or
(2) the calendar year following the calendar year you retire, provided you do not own 5% or more of your employer.

For IRAs, you must begin receiving withdrawals by April 1st of the calendar year following the calendar year in which you reach Age 70 1/2 even if you have not retired.

Under recently enacted legislation, you (and after your death, your designated beneficiaries) generally do not have to take the required minimum distribution ("RMD") for 2009. The waiver does not apply to any 2008 payments even if received in 2009; for those payments, you are still required to receive your first RMD payment by April 1, 2009. In contrast, if your first RMD would have been due by April 1, 2010, you are not required to take such distribution; however, your 2010 RMD is due by December 31, 2010. For after-death RMDs, the five year rule is applied without regard to calendar year 2009. For instance, if you died in 2007, the five year period ends in 2013 instead of 2012. This RMD waiver does not apply if you are receiving Annuity Payments under your Contract. The RMD rules are complex, so consult with your tax adviser before waiving your 2009 RMD payment.

In general the amount of required minimum distribution (including death benefit distributions discussed below) must be calculated separately with respect to each section 403(b) arrangement, but then the aggregate amount of the required distribution may be taken under the tax law from any one or more of the participant's several TSA arrangements. Otherwise, you many not satisfy minimum distributions for an employer's qualified plan (i.e., 401(a), 457(b)) with distributions from another qualified plan of the same or a different employer.

Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not. It is not clear whether income payments under a variable annuity will satisfy these rules. Consult your tax adviser prior to choosing a pay-out option.

In general the amount of required minimum distribution (including death benefit distributions discussed below) must be calculated separately with respect to each IRA or SEP IRA and each SIMPLE IRA, but then the aggregate amount of the required distribution may be generally taken under the tax law for the IRAs/SEP IRAs from any one or more of the taxpayer's IRAs/SEP IRAs. For SIMPLE IRAs, the aggregate amount of the required distribution may be taken from any one or more of the taxpayer's Simple IRAs.

In general, Income Tax regulations permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Additionally, these regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

Where made available, it is not clear whether the purchase or exercise of a withdrawal option after the first two years under a life contingent Income Annuity with a guarantee period where only the remaining guaranteed payments are reduced due to the withdrawal will satisfy minimum distribution requirements. Consult your tax advisor prior to purchase.

The regulations also require that the value of benefits under a deferred annuity including certain death benefits in excess of cash value must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. You should consult your own tax advisors as to how these rules affect your own Contract. We will provide you with additional information regarding the amount that is subject to minimum distribution under this rule.





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If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor.

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death. Consult your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver (see Minimum Distribution Requirements section for additional information).

If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which you would have reached age 70 1/2. Alternatively, if your spouse is your sole beneficiary and the Contract is an IRA, he or she may elect to rollover the death proceeds into his or her own IRA (or, if you meet certain requirements a Roth IRA and pay tax on the taxable portion of the death proceeds in the year of the rollover) and treat the IRA (or Roth IRA) as his or her own.

If your spouse is your beneficiary, your spouse may also be able to rollover the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan.

If your spouse is not your beneficiary and your Contract permits, your beneficiary may also be able to rollover the death proceeds with a direct trustee-to-trustee transfer into an inherited IRA. However, such beneficiary may not treat the inherited IRA as his or her own IRA. Starting in 2010 certain employer plans (i.e. 401(a), 403(a), 403(b) and governmental 457 plans) are required to permit a non-spouse direct trustee-to-trustee rollover.

If you die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If an IRA contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the Contract from another IRA or eligible retirement plan, the death benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.

NON-QUALIFIED ANNUITIES

Purchase payments to Non-Qualified contracts are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when received from the Contract.

Under the Code, withdrawals need not be made by a particular age. However, it is possible that the Internal Revenue Service may determine that the Deferred Annuity must be surrendered or income payments must commence by a certain age (e.g., 85 or older) or your Contract may require that you commence payments by a certain age.

Your Non-Qualified contract may be exchanged for another Non-Qualified annuity under Section 1035 without paying income taxes if certain Code requirements are met. Once income payments have commenced, you may not be able to transfer withdrawals to another non-qualified annuity contract in a tax-free Section 1035 exchange.

The IRS recently issued guidance under which direct transfers of less than the entire account value from one non-qualified annuity to another non-qualified annuity ("partial exchanges") on or after June 30, 2008, may be treated as a taxable withdrawal rather than a non-taxable exchange under certain circumstances. Such circumstances




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generally include situations where amounts are withdrawn or income payments are made from either contract involved in the partial exchange within a period of twelve months following transfers. Certain exceptions may apply. Consult your own independent tax advisor prior to a partial exchange.

Consult your tax adviser prior to changing the annuitant or prior to changing the date you determine to commence income payments if permitted under the terms of your Contract. It is conceivable that the IRS could consider such actions to be a taxable exchange of annuity contracts.

Where otherwise permitted under the Deferred Annuity, pledges, assignments and other types of transfers of all or a portion of your Account Balance generally result in the immediate taxation of the gain in your Deferred Annuity. This rule may not apply to certain transfers between spouses.

Deferred annuities issued after October 21, 1988 by the same insurance company or affiliates to an owner in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect.

When a non-natural person owns a Non-Qualified contract, the annuity will generally not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

In those limited situations where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest expenses. Certain income annuities under section 72(u)(4) of the Code purchased with a single payment consisting of substantially equal periodic payments with an annuity starting date within 12 months of purchase may also be considered annuities for federal income tax purposes where owned by a non-natural person.

PURCHASE PAYMENTS

Although the Code does not limit the amount of your purchase payments, your Contract may limit them.

PARTIAL AND FULL WITHDRAWALS

Generally, when you (or your beneficiary in the case of a death benefit) make a partial withdrawal from your Non-Qualified annuity, the Code treats such a partial withdrawal as: first coming from earnings (and thus subject to income tax); and then from your purchase payments (which are not subject to income tax). This rule does not apply to payments made pursuant to an income pay-out option under your Contract. In the case of a full withdrawal, the withdrawn amounts are treated as first coming from your non-taxable return of purchase payment and then from a taxable payment of earnings.

Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), all remaining withdrawals are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell you what your purchase payment was and whether a withdrawal includes a non-taxable return of your purchase payment.

INCOME PAYMENTS

Income payments are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as: a non-taxable return of your purchase payments and a taxable payment of earnings.

Income payments and amounts received on the exercise of a withdrawal or partial withdrawal option under your Non-Qualified Annuity may not be transferred in a tax-free exchange into another annuity contract. In accordance




                                                                          FFA-69
with our procedures, such amounts will instead be taxable under the rules for income payment or withdrawals, whichever is applicable.

Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), all remaining income payments are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell you what your purchase payment was and to what extent an income payment includes a non-taxable return of your purchase payment.

The IRS has not approved the use of an exclusion ratio or excludable amount when only part of an account balance is used to convert to income payments.

We will treat the application of less than your entire Account Balance under a Non-Qualified Contract to a pay-out option (taking an income annuity) as a taxable withdrawal for Federal income tax purposes and also as subject to the 10% penalty tax (if you are under age 59 1/2) in addition to ordinary income tax. We will then treat the amount of the withdrawal as the purchase price of an income annuity and tax report the income payments received under the rules for variable income annuities. Consult your tax attorney prior to partially annuitizing your Contract.

The IRS has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where transfers/reallocations are permitted between investment divisions or from an investment division into a fixed option.

We generally will tell you how much of each income payment is a return of non-taxable purchase payments. We will determine such excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e., by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature by the number of expected income payments from the appropriate IRS table). However, it is possible that the IRS could conclude that the taxable portion of income payments under a Non-Qualified Deferred Annuity is an amount greater (or lesser) than the taxable amount determined by us and reported by us to you and the IRS.

Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

If the amount of income payments received in any calendar year is less than the excludable amount applicable to the year, the excess is not allowable as a deduction. However, you may generally elect the year in which to begin to apply this excess ratably to increase the excludable amount attributable to future years. Consult your tax advisor as to the details and consequences of making such election. Also, consult your tax advisor as to the tax treatment of any unrecovered after-tax cost in the year that the Contract terminates.

DEATH BENEFITS

The death benefit under an annuity is generally taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

If you die before the annuity starting date, as defined under Treasury Regulations, payments must begin for a period and in a manner allowed by the Code (and any regulations thereunder) to your beneficiary within one year of the date of your death or, if not, payment of your entire interest in the Contract must be made within five years of the date of your death. If your spouse is your beneficiary, he or she may elect to continue as owner of the Contract.

If you die on or after the annuity starting date, as defined under Treasury Regulations, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.





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If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

In the case of joint contract owners, the above rules will be applied on the death of any contract owner.

Where the contract owner is not a natural person, these rules will be applied on the death of any annuitant (or on the change in annuitant, if permitted under the Contract).

If death benefit payments are being made to your designated beneficiary and he/she dies prior to receiving the entire remaining interest in the Contract, such remaining interest will be paid out at least as rapidly as under the distribution method being used at the time of your designated beneficiary's death.

After your death, if your designated beneficiary dies prior to electing a method for the payment of the death benefit, the remaining interest in the Contract will be paid out in a lump sum. In all cases, such payments will be made within five years of the date of your death.

DIVERSIFICATION

In order for your Non-Qualified Deferred Annuity to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their Contract.

INVESTOR CONTROL

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal Income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the Contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options have not been addressed in public rulings. While we believe that the contract does not give the Contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the Separate Account assets supporting the Contract.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

* Possible taxation of transfers/reallocations between investment divisions or transfers/reallocations from an investment division to the Fixed Account or Fixed Income Option.

* Possible taxation as if you were the contract owner of your portion of the Separate Account's assets.

* Possible limits on the number of funding options available or the frequency of transfers/reallocations among them.

We reserve the right to amend your Deferred Annuity where necessary to maintain its status as a variable annuity contract under Federal tax law and to protect you and other contract owners in the investment divisions from adverse tax consequences.





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TSAS (ERISA AND NON-ERISA)

GENERAL

TSAs fall under sec.403(b) of the Code, which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under sec.501(c)(3) of the Code.

In general contributions to sec.403(b) arrangements are subject to contribution limitations under sec.415(c) of the Code (the lesser of 100% of includable compensation or the applicable limit for the year).

On July 26, 2007, final 403(b) regulations were issued by the U.S. Treasury which will impact how we administer your 403(b) contract. In order to satisfy the 403(b) final regulations and prevent your contract from being subject to adverse tax consequences including potential penalties, contract exchanges after September 24, 2007 must, at a minimum, meet the following requirements: (1) the plan must allow the exchange, (2) the exchange must not result in a reduction in the participant or beneficiary's accumulated benefit, (3) the receiving contract includes distribution restrictions that are no less stringent than those imposed on the contract being exchanged, and (4) the employer enters into an agreement with the issuer of the receiving contract to provide information to enable the contract provider to comply with Code requirements. Such information would include details concerning severance from employment, hardship withdrawals, loans and tax basis. You should consult your tax or legal counsel for any advice relating to contract exchanges or any other matter relating to these regulations.

WITHDRAWALS AND INCOME PAYMENTS

If you are under 59 1/2, you generally cannot withdraw money from your TSA contract unless the withdrawal:

* Relates to purchase payments made prior to 1989 (and pre-1989 earnings on those purchase payments);

* Is directly transferred to another permissible investment under Section 403(b) arrangements;

* Relates to amounts that are not salary reduction elective deferrals if your plan allows it;

* Occurs after you die, have a severance from employment or become disabled (as defined by the Code);

* Is for financial hardship (but only to the extent of purchase payments) if your plan allows it;

* Is a distribution attributable to certain Tax Sheltered Annuity Plan terminations if the conditions of the new income tax regulations are met;

* Relates to rollover or after-tax contributions; or

* Is for the purchase of permissive service credit under a government defined benefit plan.

Recent income tax regulations also provide certain new restrictions on withdrawals of amounts from tax sheltered annuities that are not attributable to salary reduction contributions. Under these regulations, a Section 403(b) contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant's severance form employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age, or disability. This new withdrawal restriction is applicable for tax sheltered annuity contracts issued on or after January 1, 2009.

DESIGNATED ROTH ACCOUNT FOR 403(B) PLANS

Employers that established and maintain a TSA/403(b) plan ("the Plan") may also establish a Qualified Roth Contribution Program under Section 402A of the Code ("Designated Roth Accounts") to accept after tax contributions as part of the TSA plan. In accordance with our administrative procedures, we may permit these contributions to be made as purchase payments to a Section 403(b) Contract under the following conditions:

* The employer maintaining the plan has demonstrated to our satisfaction that designated Roth Accounts are permitted under the Plan.





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* In accordance with our administrative procedures, the amount of elective deferrals has been irrevocably designated as an after-tax contribution to the Designated Roth Account.

* All state regulatory approvals have been obtained to permit the Contract to accept such after-tax elective deferral contributions (and, where permitted under the Qualified Roth Contribution Program and the Contract, rollovers and trustee-to trustee transfers from other Designated Roth Accounts).

* In accordance with our procedures and in a form satisfactory to us, we may accept rollovers from other funding vehicles under any Qualified Roth Contribution Program of the same type in which the employee participates as well as trustee-to-trustee transfers from other funding vehicles under the same Qualified Roth Contribution Program for which the participant is making elective deferral contributions to the Contract.

* No other contribution types (including employer contributions, matching contributions, etc.) will be allowed as designated Roth contributions, unless they become permitted under the Code.

* If permitted under the federal tax law, we may permit both pre-tax contributions under a 403(b) plan as well as after-tax contributions under that Plan's Qualified Roth contribution Program to be made under the same Contract as well as rollover contributions and contributions by trustee-to-trustee transfers. In such cases, we will account separately for the designated Roth contributions and the earnings thereon from the contributions and earnings made under the pre-tax TSA plan (whether made as elective deferrals, rollover contributions or trustee-to-trustee transfers). As between the pre-tax or traditional Plan and the Qualified Roth Contribution Program, we will allocate any living benefits or death benefits provided under the Contract on a reasonable basis, as permitted under the tax law.

* We may refuse to accept contributions made as rollovers and trustee-to trustee transfers, unless we are furnished with a breakdown as between participant contributions and earnings at the time of the contribution.

You and your employer should consult your own tax and legal advisors prior to making or permitting contributions to be made to a Qualified Roth Contribution Program.

* The IRS was given authority in the final Roth account regulations to issue additional guidance addressing the potential for improper transfers of value to Roth accounts due to the allocation of contract income, expenses, gains and losses. The IRS has not issued the additional guidance and, as a result, there is uncertainty regarding the status of Roth accounts and particularly Roth accounts under annuity contracts that allocate charges for guarantees. You should consult your tax legal counsel for advice relating to Roth accounts and other matters relating to the final Roth account regulations.

LOANS

If your employer's plan and TSA Contract permit loans, such loans will be made only from any Fixed Interest Account balance and only up to certain limits. In that case, we credit your Fixed Interest Account balance up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate we charge for the loan.

The Code and applicable income tax regulations limit the amount that may be borrowed from your Contract and all your employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a proscribed term.

Your employer's plan and Contract will indicate whether loans are permitted. The terms of the loan are governed by the Contract and loan agreement. Failure to satisfy loan limits under the code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.





                                                                          FFA-73

INDIVIDUAL RETIREMENT ANNUITIES

IRAS: TRADITIONAL IRA,

The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the IRS. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agency. A Contract issued in connection with an IRA may be amended as necessary to conform to the requirements of the Code.

IRA Contracts may not invest in life insurance. The Deferred Annuity offers death benefits and optional benefits that in some cases may exceed the greater of the purchase payments or the Account Balance which could conceivably be characterized as life insurance.

The IRS has approved the form of the Traditional IRA endorsement for use with the Contract and certain riders, including riders providing for death benefits in excess of premiums paid. Please be aware that the IRA Contract issued to you may differ from the form of the Traditional IRA approved by the IRS because of several factors such as different riders and state insurance department requirements.

Generally, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the Contract.

You must be both the contract owner and the annuitant under the Contract. Your IRA annuity is not forfeitable and you may not transfer, assign or pledge it to someone else. You are not permitted to borrow from the Contract. You can transfer your IRA proceeds to a similar IRA, certain eligible retirement plans of an employer without incurring Federal income taxes if certain conditions are satisfied.

Consult your tax adviser prior to the purchase of the Contract as a Traditional IRA.

TRADITIONAL IRA ANNUITIES

PURCHASE PAYMENTS

Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which you attain age 69 1/2.

Except for permissible rollovers and direct transfers, purchase payments to Traditional IRAs for individuals under age 50 are limited to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate contributions. Also, see IRS Publication 590 available at www.irs.gov.

  - Individuals age 50 or older can make an additional "catch-up" purchase payment (assuming the individual has sufficient compensation).

  - If you are an active participant in a retirement plan of an employer, your deduction of contributions may be limited.

  - Purchase payments in excess of these amounts may be subject to a penalty tax.

  - These age and dollar limits do not apply to tax-free rollovers or transfers from other IRAs or other eligible retirement plans.

  - If certain conditions are met, you can change your traditional IRA purchase payment to a Roth IRA before you file your income tax return (including filing extensions).





FFA-74

WITHDRAWALS AND INCOME PAYMENTS

Withdrawals (other than tax free transfers or rollovers to other individual retirement arrangements or eligible retirement plans) and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs. We will withhold a portion of the taxable amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code. Also see general section titled "Withdrawals" above.

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death. Consult your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver (see Minimum Distribution Requirements section for additional information).

If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which you would have reached age 70 1/2. Alternatively, if your spouse is your beneficiary, he or she may elect to continue as contract owner of the Contract.

If you die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If the Contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the Contract from another IRA account or IRA annuity you owned, the death benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.

457(B) PLANS

GENERAL

457(b) plans are available to state or local governments and certain tax-exempt organizations as described in sec.457(b) and 457(e)(1) of the Code. The plans are not available for churches and qualified church-controlled organizations.

457(b) annuities maintained by a state or local government are for the exclusive benefit of plan participants and their beneficiaries. 457(b) annuities other than those maintained by state or local governments are solely the property of the employer and are subject to the claims of the employer's general creditors until they are "made available" to you.

WITHDRAWALS

Generally, because contributions are on a before-tax basis, withdrawals from your annuity are subject to income tax. Generally, monies in your Contract can not be "made available" to you until you reach age 70 1/2, leave your job (or your employer changes) or have an unforeseen emergency (as defined by the Code).

SPECIAL RULES

Special rules apply to certain non-governmental 457(b) plans deferring compensation from taxable years beginning before January 1, 1987 (or beginning later but based on an agreement in writing on August 16, 1986).





                                                                          FFA-75

LOANS

In the case of a 457(b) plan maintained by a state or local government, the plan may permit loans. The Code and applicable income tax regulations limit the amount that may be borrowed from your 457(b) plan and all employer plans in the aggregate and also require that loans be repaid, at minimum, in scheduled level payments over a certain term.

Your 457(b) plan will indicate whether plan loans are permitted. The terms of the loan are governed by your loan agreement with the plan. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.

403(A)

GENERAL

The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.

See the "General" headings under Income Taxes for a brief description of the tax rules that apply to 403(a) annuities.

LEGAL PROCEEDINGS

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.





FFA-76

APPENDIX A

PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.

                                                       TSA        403(a)        PEDC            IRA       Non-Qualified
                                                     Deferred    Deferred     Deferred       Deferred        Deferred
                                                       and         and           and            and            and
                                                      Income      Income       Income         Income          Income
                                                    Annuities   Annuities   Annuities(1)   Annuities(2)     Annuities
                                                    ---------   ---------   ------------   ------------   -------------
California.......................................      0.5%        0.5%         2.35%           0.5%           2.35%
Florida..........................................      1.0%        1.0%          1.0%           1.0%            1.0%(3)
Maine............................................       --          --            --             --             2.0%
Nevada...........................................       --          --            --             --             3.5%
Puerto Rico......................................      1.0%        1.0%          1.0%           1.0%            1.0%
South Dakota(4)..................................       --          --            --             --            1.25%
West Virginia....................................      1.0%        1.0%          1.0%           1.0%            1.0%
Wyoming..........................................       --          --            --             --             1.0%





---------

1 PREMIUM TAX RATES APPLICABLE TO DEFERRED ANNUITIES AND INCOME ANNUITIES PURCHASED UNDER RETIREMENT PLANS OF PUBLIC EMPLOYERS MEETING THE REQUIREMENTS OF sec.401(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADED "403(a) DEFERRED AND INCOME ANNUITIES."

2 PREMIUM TAX RATES APPLICABLE TO IRA DEFERRED ANNUITIES AND INCOME ANNUITIES PURCHASED FOR USE IN CONNECTION WITH INDIVIDUAL RETIREMENT TRUST OR CUSTODIAL ACCOUNTS MEETING THE REQUIREMENTS OF sec.408(a) OF THE CODE ARE INCLUDED UNDER THE COLUMN HEADED "IRA DEFERRED AND INCOME ANNUITIES."

3 ANNUITY PREMIUMS ARE EXEMPT FROM TAXATION PROVIDED THE TAX SAVINGS ARE PASSED BACK TO THE CONTRACT HOLDERS. OTHERWISE, THEY ARE TAXABLE AT 1%.

4 SPECIAL RATE APPLIES FOR LARGE CASE ANNUITY POLICIES. RATE IS 8/100 OF 1% FOR THAT PORTION OF THE ANNUITY CONSIDERATIONS RECEIVED ON A CONTRACT EXCEEDING $500,000 ANNUALLY. SPECIAL RATE ON LARGE CASE POLICIES IS NOT SUBJECT TO RETALIATION.





                                                                          FFA-77

APPENDIX A-1

ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS

The Portfolios below were subject to a merger or name change. The chart identifies the former name and new name of each of these Portfolios.

PORTFOLIO MERGER


              FORMER PORTFOLIO                                 NEW PORTFOLIO
-------------------------------------------     -------------------------------------------
METROPOLITAN FUND                               METROPOLITAN FUND
  FI Large Cap Portfolio                          BlackRock Legacy Large Cap Growth
                                                  Portfolio


PORTFOLIO NAME CHANGES


                FORMER NAME                                       NEW NAME
-------------------------------------------     -------------------------------------------
MET INVESTORS FUND                              MET INVESTORS FUND
  Cyclical Growth and Income ETF Portfolio        SSgA Growth and Income ETF Portfolio
  Cyclical Growth ETF Portfolio                   SSgA Growth ETF Portfolio
METROPOLITAN FUND                               METROPOLITAN FUND
  Franklin Templeton Small Cap Growth             Loomis Sayles Small Cap Growth Portfolio
  Portfolio
  Harris Oakmark Focused Value Portfolio          Met/Artisan Mid Cap Value Portfolio
  Julius Baer International Stock Portfolio       Artio International Stock Portfolio
  Lehman Brothers(R) Aggregate Bond Index         Barclays Capital Aggregate Bond Index
  Portfolio                                       Portfolio
  Loomis Sayles Small Cap Portfolio               Loomis Sayles Small Cap Core Portfolio







FFA-78

APPENDIX B

 ACCUMULATION UNIT VALUES (IN DOLLARS)

This table shows fluctuations in the Accumulation Unit Value for Enhanced Preference Plus Deferred Annuities for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).

                   ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES


---------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                              BEGINNING                     ACCUMULATION
                                                               OF YEAR      END OF YEAR         UNITS
                                                            ACCUMULATION   ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                                 YEAR     UNIT VALUE     UNIT VALUE     (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------
American Funds Balanced Allocation
  Division -- Class C(d).......................     2008       $ 10.00        $  7.03              32

American Funds Bond Division -- Class 2(o).....     2006         15.44          16.26              20
                                                    2007         16.26          16.64             181
                                                    2008         16.64          14.94             164

American Funds Global Small Capitalization
  Division -- Class 2(f).......................     2001         15.08          13.77              13
                                                    2002         13.77          11.04              46
                                                    2003         11.04          16.80             170
                                                    2004         16.80          20.11             363
                                                    2005         20.11          24.98             443
                                                    2006         24.98          30.70             743
                                                    2007         30.70          36.92             869
                                                    2008         36.92          17.00             820

American Funds Growth Allocation
  Division -- Class C(d).......................     2008          9.99           6.37              24

American Funds Growth Division -- Class 2(f)...     2001        145.96         124.55              13
                                                    2002        124.55          93.21              68
                                                    2003         93.21         126.32             117
                                                    2004        126.32         140.76             178
                                                    2005        140.76         162.02             168
                                                    2006        162.02         176.90             259
                                                    2007        176.90         196.86             274
                                                    2008        196.86         109.26             286





                                                                          FFA-79

---------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                              BEGINNING                     ACCUMULATION
                                                               OF YEAR      END OF YEAR         UNITS
                                                            ACCUMULATION   ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                                 YEAR     UNIT VALUE     UNIT VALUE     (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------

American Funds Growth-Income Division(f).......     2001       $ 95.64        $ 92.64              11
                                                    2002         92.64          74.93              72
                                                    2003         74.93          98.30             174
                                                    2004         98.30         107.47             302
                                                    2005        107.47         112.67             284
                                                    2006        112.67         128.59             317
                                                    2007        128.59         133.79             340
                                                    2008        133.79          82.37             337

American Funds Moderate Allocation
  Division -- Class C(d).......................     2008         10.01           7.70              23

BlackRock Aggressive Growth Division...........     1999         42.82          56.51           1,751
                                                    2000         56.51          51.71           1,852
                                                    2001         51.71          39.05           1,971
                                                    2002         39.05          27.57           1,655
                                                    2003         27.57          38.45           1,590
                                                    2004         38.45          43.03           1,507
                                                    2005         43.03          47.18           1,356
                                                    2006         47.18          49.89           1,235
                                                    2007         49.89          59.58           1,096
                                                    2008         59.58          32.03           1,008

BlackRock Bond Income Division(b)..............     1999         35.51          34.37             527
                                                    2000         34.37          37.87             475
                                                    2001         37.87          40.64             562
                                                    2002         40.64          43.61             502
                                                    2003         43.61          45.72             465
                                                    2004         45.72          47.30             430
                                                    2005         47.30          47.99             428
                                                    2006         47.99          49.64             435
                                                    2007         49.64          52.26             448
                                                    2008         52.26          49.99             394





FFA-80

---------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                              BEGINNING                     ACCUMULATION
                                                               OF YEAR      END OF YEAR         UNITS
                                                            ACCUMULATION   ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                                 YEAR     UNIT VALUE     UNIT VALUE     (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------

BlackRock Diversified Division.................     1999       $ 39.79        $ 42.84           1,326
                                                    2000         42.84          42.88           1,337
                                                    2001         42.88          39.79           1,462
                                                    2002         39.79          33.95           1,149
                                                    2003         33.95          40.54           1,085
                                                    2004         40.54          43.58           1,016
                                                    2005         43.58          44.49             919
                                                    2006         44.49          48.71             975
                                                    2007         48.71          51.10             899
                                                    2008         51.10          38.07             798

BlackRock Large Cap Core Division*(a)..........     2007         85.63          86.77             758
                                                    2008         86.77          54.05             654

BlackRock Large Cap Division (formerly
  BlackRock Investment Trust)..................     1999         76.18          89.40           1,356
                                                    2000         89.40          83.10           1,342
                                                    2001         83.10          68.31           1,374
                                                    2002         68.31          49.99           1,145
                                                    2003         49.99          64.49           1,097
                                                    2004         64.49          70.82           1,011
                                                    2005         70.82          72.67             905
                                                    2006         72.67          82.15             829
                                                    2007         82.15          86.35               0

BlackRock Large Cap Value Division -- Class
  E(h).........................................     2002         10.00           7.94               2
                                                    2003          7.94          10.66              22
                                                    2004         10.66          11.96              69
                                                    2005         11.96          12.53              88
                                                    2006         12.53          14.79             262
                                                    2007         14.79          15.13             317
                                                    2008         15.13           9.73             312

BlackRock Legacy Large Cap Growth
  Division -- Class E(j).......................     2004         10.07          11.08              12
                                                    2005         11.08          11.73               9
                                                    2006         11.73          12.08              50
                                                    2007         12.08          14.19              66
                                                    2008         14.19           8.90              89





                                                                          FFA-81

---------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                              BEGINNING                     ACCUMULATION
                                                               OF YEAR      END OF YEAR         UNITS
                                                            ACCUMULATION   ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                                 YEAR     UNIT VALUE     UNIT VALUE     (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------

BlackRock Strategic Value Division(e)..........     2000       $ 10.00        $ 12.26              69
                                                    2001         12.26          14.09             443
                                                    2002         14.09          10.98             769
                                                    2003         10.98          16.33             943
                                                    2004         16.33          18.66           1,133
                                                    2005         18.66          19.25             990
                                                    2006         19.25          22.26           1,299
                                                    2007         22.26          21.29           1,187
                                                    2008         21.29          12.99           1,045

Calvert Social Balanced Division...............     1999         23.40          26.01             508
                                                    2000         26.01          24.96             537
                                                    2001         24.96          23.01             622
                                                    2002         23.01          20.02             496
                                                    2003         20.02          23.66             497
                                                    2004         23.66          25.37             458
                                                    2005         25.37          26.56             306
                                                    2006         26.56          28.62             291
                                                    2007         28.62          29.13             265
                                                    2008         29.13          19.81             228

Calvert Social Mid Cap Growth Division.........     1999         26.46          28.04             287
                                                    2000         28.04          30.98             393
                                                    2001         30.98          26.95             501
                                                    2002         26.95          19.16             388
                                                    2003         19.16          24.99             403
                                                    2004         24.99          27.07             359
                                                    2005         27.07          26.92             466
                                                    2006         26.92          28.51             419
                                                    2007         28.51          31.11             395
                                                    2008         31.11          19.35             377

Clarion Global Real Estate Division -- Class
  E(j).........................................     2004          9.99          12.88              70
                                                    2005         12.88          14.48             160
                                                    2006         14.48          19.74             464
                                                    2007         19.74          16.65             399
                                                    2008         16.65           9.61             415





FFA-82

---------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                              BEGINNING                     ACCUMULATION
                                                               OF YEAR      END OF YEAR         UNITS
                                                            ACCUMULATION   ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                                 YEAR     UNIT VALUE     UNIT VALUE     (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------

Davis Venture Value Division(e)................     2000       $ 30.70        $ 31.35              22
                                                    2001         31.35          27.59             100
                                                    2002         27.59          22.86             159
                                                    2003         22.86          29.64             224
                                                    2004         29.64          32.99             329
                                                    2005         32.99          36.04             326
                                                    2006         36.04          40.91             470
                                                    2007         40.91          42.38             486
                                                    2008         42.38          25.46             473

FI Large Cap Division(o).......................     2006         18.03          18.30               3
                                                    2007         18.30          18.81               5
                                                    2008         18.81          10.27              14

FI Mid Cap Opportunities Division..............     1999         17.28          38.17           2,653
                                                    2000         38.17          26.00           3,856
                                                    2001         26.00          16.14           4,759
                                                    2002         16.14          11.35           4,044
                                                    2003         11.35          15.13           4,103
                                                    2004         15.13          17.57           3,924
                                                    2005         17.57          18.61           3,336
                                                    2006         18.61          20.62           3,690
                                                    2007         20.62          22.13           3,422
                                                    2008         22.13           9.80           3,029

FI Value Leaders Division -- Class E(h)........     2002         23.68          19.59               1
                                                    2003         19.59          24.59               7
                                                    2004         24.59          27.67              17
                                                    2005         27.67          30.29              41
                                                    2006         30.29          33.54              62
                                                    2007         33.54          34.57              64
                                                    2008         34.57          20.87              58





                                                                          FFA-83

---------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                              BEGINNING                     ACCUMULATION
                                                               OF YEAR      END OF YEAR         UNITS
                                                            ACCUMULATION   ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                                 YEAR     UNIT VALUE     UNIT VALUE     (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------

Fidelity Equity-Income Division................     1999       $ 33.66        $ 35.46           3,752
                                                    2000         35.46          38.08           3,447
                                                    2001         38.08          35.85           3,875
                                                    2002         35.85          29.49           3,261
                                                    2003         29.49          38.08           3,145
                                                    2004         38.08          42.07           2,736
                                                    2005         42.07          44.11           2,814
                                                    2006         44.11          52.52           2,516
                                                    2007         52.52          52.82           2,280
                                                    2008         52.82          30.00           1,908

Fidelity Growth Division.......................     1999         40.48          55.12               0
                                                    2000         55.12          48.60               0
                                                    2001         48.60          39.64           5,050
                                                    2002         39.64          27.45           4,184
                                                    2003         27.45          36.12           4,102
                                                    2004         36.12          36.99           3,694
                                                    2005         36.99          38.77           3,645
                                                    2006         38.77          41.03           3,115
                                                    2007         41.03          51.61           2,815
                                                    2008         51.61          27.01           2,438

Fidelity Investment Grade Bond Division........     1999         16.84          16.51             573
                                                    2000         16.51          18.19             615
                                                    2001         18.19          19.54             895
                                                    2002         19.54          21.36             911
                                                    2003         21.36          22.16             908
                                                    2004         22.16          22.93             803
                                                    2005         22.93          23.22             895
                                                    2006         23.22          24.00             809
                                                    2007         24.00          24.80             841
                                                    2008         24.80          23.77             730





FFA-84

---------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                              BEGINNING                     ACCUMULATION
                                                               OF YEAR      END OF YEAR         UNITS
                                                            ACCUMULATION   ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                                 YEAR     UNIT VALUE     UNIT VALUE     (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------

Fidelity Overseas Division.....................     1999       $ 19.84        $ 28.03           1,237
                                                    2000         28.03          22.46           1,427
                                                    2001         22.46          17.54           1,470
                                                    2002         17.54          13.85           1,203
                                                    2003         13.85          19.67           1,172
                                                    2004         19.67          22.14           1,164
                                                    2005         22.14          26.12           1,303
                                                    2006         26.12          30.55           1,300
                                                    2007         30.55          35.50           1,276
                                                    2008         35.50          19.76               0

Franklin Templeton Small Cap Growth
  Division(f)..................................     2001         10.00           8.82              25
                                                    2002          8.82           6.30              50
                                                    2003          6.30           9.05             108
                                                    2004          9.05           9.99             119
                                                    2005          9.99          10.36             126
                                                    2006         10.36          11.29             205
                                                    2007         11.29          11.69             186
                                                    2008         11.69           6.81             195

Harris Oakmark Focused Value Division(f).......     2001         24.53          27.50             112
                                                    2002         27.50          24.83             267
                                                    2003         24.83          32.63             352
                                                    2004         32.63          35.53             451
                                                    2005         35.53          38.71             559
                                                    2006         38.71          43.13             558
                                                    2007         43.13          39.80             484
                                                    2008         39.80          21.28             431

Harris Oakmark International Division -- Class
  E(h).........................................     2002         10.62           8.88               0
                                                    2003          8.88          11.90              25
                                                    2004         11.90          14.22             147
                                                    2005         14.22          16.10             296
                                                    2006         16.10          20.57             634
                                                    2007         20.57          20.18             664
                                                    2008         20.18          11.82             563

Janus Forty Division -- Class E(c).............     2007        167.63         206.42               3
                                                    2008        206.42         118.71              20





                                                                          FFA-85

---------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                              BEGINNING                     ACCUMULATION
                                                               OF YEAR      END OF YEAR         UNITS
                                                            ACCUMULATION   ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                                 YEAR     UNIT VALUE     UNIT VALUE     (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------

Jennison Growth Division.......................     2005       $  4.18        $  5.06             317
                                                    2006          5.06           5.15             416
                                                    2007          5.15           5.70             431
                                                    2008          5.70           3.59             460

Jennison Growth Division (formerly Met/Putnam
  Voyager Division)(e)(k)......................     2000          9.82           7.25              41
                                                    2001          7.25           4.97             179
                                                    2002          4.97           3.50             220
                                                    2003          3.50           4.36             299
                                                    2004          4.36           4.53             312
                                                    2005          4.53           4.14             280

Julius Baer International Stock Division.......     1999         16.43          18.95           1,114
                                                    2000         18.95          16.88           1,096
                                                    2001         16.88          13.27           1,162
                                                    2002         13.27          10.85           1,006
                                                    2003         10.85          13.76             965
                                                    2004         13.76          16.11             904
                                                    2005         16.11          18.83           1,179
                                                    2006         18.83          21.73           1,262
                                                    2007         21.73          23.75           1,095
                                                    2008         23.75          13.14           1,021

Lazard Mid Cap Division -- Class E(h)..........     2002         11.43           9.73               2
                                                    2003          9.73          12.18              18
                                                    2004         12.18          13.81              72
                                                    2005         13.81          14.81              78
                                                    2006         14.81          16.83              98
                                                    2007         16.83          16.23             119
                                                    2008         16.23           9.93             121

Legg Mason Partners Aggressive Growth
  Division(f)(i)...............................     2001         10.03           7.79              59
                                                    2002          7.79           5.36              84
                                                    2003          5.36           6.87             157
                                                    2004          6.87           7.41             215
                                                    2005          7.41           8.36             214
                                                    2006          8.36           8.15             353
                                                    2007          8.15           8.28             331
                                                    2008          8.28           5.00             318





FFA-86

---------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                              BEGINNING                     ACCUMULATION
                                                               OF YEAR      END OF YEAR         UNITS
                                                            ACCUMULATION   ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                                 YEAR     UNIT VALUE     UNIT VALUE     (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------

Legg Mason Value Equity(m).....................     2006       $  9.82        $ 10.57             100
                                                    2007         10.57           9.87             108
                                                    2008          9.87           4.45             118

Legg Mason Value Equity (formerly MFS(R)
  Investors Trust Division)(f).................     2001          9.45           8.41               6
                                                    2002          8.41           6.65              16
                                                    2003          6.65           8.03              33
                                                    2004          8.03           8.85              71
                                                    2005          8.85           9.41              57
                                                    2006          9.41           9.87              59

Lehman Brothers(R) Aggregate Bond Index
  Division.....................................     1999         10.12           9.89             162
                                                    2000          9.89          10.91             271
                                                    2001         10.91          11.61             844
                                                    2002         11.61          12.68             809
                                                    2003         12.68          13.02             978
                                                    2004         13.02          13.42           1,171
                                                    2005         13.42          13.57           1,266
                                                    2006         13.57          14.00           1,651
                                                    2007         14.00          14.82           1,753
                                                    2008         14.82          15.56           1,497

Loomis Sayles Small Cap Division(e)............     2000         26.26          26.03              14
                                                    2001         26.03          23.51              47
                                                    2002         23.51          18.27              63
                                                    2003         18.27          24.70              91
                                                    2004         24.70          28.47             103
                                                    2005         28.47          30.16              94
                                                    2006         30.16          34.86             155
                                                    2007         34.86          38.64             179
                                                    2008         38.64          24.54             176





                                                                          FFA-87

---------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                              BEGINNING                     ACCUMULATION
                                                               OF YEAR      END OF YEAR         UNITS
                                                            ACCUMULATION   ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                                 YEAR     UNIT VALUE     UNIT VALUE     (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------

Lord Abbett Bond Debenture Division(g).........     1999       $  9.65        $ 11.26             232
                                                    2000         11.26          11.05             241
                                                    2001         11.05          10.80             298
                                                    2002         10.80          10.83             254
                                                    2003         10.83          12.83             271
                                                    2004         12.83          13.78             341
                                                    2005         13.78          13.90             408
                                                    2006         13.90          15.05             562
                                                    2007         15.05          15.93             647
                                                    2008         15.93          12.88             617

Met/AIM Small Cap Growth Division -- Class
  E(h).........................................     2002         11.26           8.54               1
                                                    2003          8.54          11.76              20
                                                    2004         11.76          12.42              29
                                                    2005         12.42          13.34              29
                                                    2006         13.34          15.10              53
                                                    2007         15.10          16.63              57
                                                    2008         16.63          10.10              62

Met/Franklin Income Division(d)................     2008          9.99           8.01              10

Met/Franklin Mutual Shares Division(d).........     2008          9.99           6.62               3

Met/Franklin Templeton Founding Strategy
  Division(d)..................................     2008          9.99           7.05               3

Met/Templeton Growth Division(d)...............     2008          9.99           6.59               8

MetLife Mid Cap Stock Index Division(e)........     2000         10.00          10.63             111
                                                    2001         10.63          10.41             340
                                                    2002         10.41           8.77             522
                                                    2003          8.77          11.73             738
                                                    2004         11.73          13.48             811
                                                    2005         13.48          14.99             872
                                                    2006         14.99          16.35           1,291
                                                    2007         16.35          17.46           1,299
                                                    2008         17.46          11.04           1,269





FFA-88

---------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                              BEGINNING                     ACCUMULATION
                                                               OF YEAR      END OF YEAR         UNITS
                                                            ACCUMULATION   ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                                 YEAR     UNIT VALUE     UNIT VALUE     (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------

MetLife Stock Index Division...................     1999       $ 41.28        $ 49.39           5,674
                                                    2000         49.39          44.36           5,783
                                                    2001         44.36          38.60           6,497
                                                    2002         38.60          29.69           5,609
                                                    2003         29.69          37.71           5,667
                                                    2004         37.71          41.29           5,517
                                                    2005         41.29          42.80           4,020
                                                    2006         42.80          48.96           4,043
                                                    2007         48.96          51.03           3,746
                                                    2008         51.03          31.80           3,367

MFS(R) Research International Division(f)......     2001         10.00           8.74               8
                                                    2002          8.74           7.66              31
                                                    2003          7.66          10.04              65
                                                    2004         10.04          11.90             122
                                                    2005         11.90          13.77             158
                                                    2006         13.77          17.31             383
                                                    2007         17.31          19.48             428
                                                    2008         19.48          11.14           2,486

MFS(R) Total Return Division(j)................     2004         33.30          36.38           1,276
                                                    2005         36.38          37.16           1,466
                                                    2006         37.16          41.31           1,337
                                                    2007         41.31          42.71           1,233
                                                    2008         42.71          32.94           1,056

MFS(R) Value Division (formerly Harris Oakmark
  Large Cap Value Division)....................     1999          9.71           8.96              74
                                                    2000          8.96           9.98             126
                                                    2001          9.98          11.70             661
                                                    2002         11.70           9.95             748
                                                    2003          9.95          12.37             940
                                                    2004         12.37          13.65           1,269
                                                    2005         13.65          13.33           1,123
                                                    2006         13.33          15.60           1,335
                                                    2007         15.60          14.87           1,284
                                                    2008         14.87           9.80           1,059





                                                                          FFA-89

---------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                              BEGINNING                     ACCUMULATION
                                                               OF YEAR      END OF YEAR         UNITS
                                                            ACCUMULATION   ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                                 YEAR     UNIT VALUE     UNIT VALUE     (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------

Morgan Stanley EAFE(R) Index Division..........     1999       $ 10.79        $ 13.35             141
                                                    2000         13.35          11.31             301
                                                    2001         11.31           8.77             639
                                                    2002          8.77           7.24             672
                                                    2003          7.24           9.87             882
                                                    2004          9.87          11.70             983
                                                    2005         11.70          13.13           1,045
                                                    2006         13.13          16.35           1,481
                                                    2007         16.35          17.95           1,506
                                                    2008         17.95          10.30           1,490

Neuberger Berman Mid Cap Value Division........     1999         10.72          12.50              78
                                                    2000         12.50          15.88             329
                                                    2001         15.88          15.33             500
                                                    2002         15.33          13.73             532
                                                    2003         13.73          18.57             634
                                                    2004         18.57          22.60             878
                                                    2005         22.60          25.14             942
                                                    2006         25.14          27.76           1,116
                                                    2007         27.76          28.44           1,072
                                                    2008         28.44          14.83             963

Oppenheimer Capital Appreciation
  Division -- Class E(n).......................     2005         10.02          10.93               3
                                                    2006         10.93          11.66              31
                                                    2007         11.66          13.22              48
                                                    2008         13.22           7.08              59

Oppenheimer Global Equity Division.............     1999         12.49          15.49             602
                                                    2000         15.49          15.09             757
                                                    2001         15.09          12.55             967
                                                    2002         12.55          10.44             805
                                                    2003         10.44          13.49             849
                                                    2004         13.49          15.55             829
                                                    2005         15.55          17.91           1,404
                                                    2006         17.91          20.68           1,700
                                                    2007         20.68          21.82           1,597
                                                    2008         21.82          12.89           1,449





FFA-90

---------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                              BEGINNING                     ACCUMULATION
                                                               OF YEAR      END OF YEAR         UNITS
                                                            ACCUMULATION   ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                                 YEAR     UNIT VALUE     UNIT VALUE     (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------

PIMCO Inflation Protected Bond Division(o).....     2006       $ 11.17        $ 11.32              11
                                                    2007         11.32          12.43              42
                                                    2008         12.43          11.49             328

PIMCO Total Return Division(f).................     2001         10.00          10.56              78
                                                    2002         10.56          11.47             342
                                                    2003         11.47          11.87             667
                                                    2004         11.87          12.38             932
                                                    2005         12.38          12.56             978
                                                    2006         12.56          13.04           1,318
                                                    2007         13.04          13.93           1,307
                                                    2008         13.93          13.89           1,436

RCM Technology Division(f).....................     2001         10.00           7.45              21
                                                    2002          7.45           3.65              45
                                                    2003          3.65           5.70             330
                                                    2004          5.70           5.41             214
                                                    2005          5.41           5.97             188
                                                    2006          5.97           6.23             274
                                                    2007          6.23           8.13             474
                                                    2008          8.13           4.49             358

Russell 2000(R) Index Division.................     1999         10.53          12.80             197
                                                    2000         12.80          12.20             418
                                                    2001         12.20          12.19             700
                                                    2002         12.19           9.60             724
                                                    2003          9.60          13.90             915
                                                    2004         13.90          16.21           1,177
                                                    2005         16.21          16.78             955
                                                    2006         16.78          19.61           1,305
                                                    2007         19.61          19.13           1,234
                                                    2008         19.13          12.60           1,191

SSgA Growth ETF Division (formerly Cyclical
  Growth ETF Division)(o)......................     2006         10.74          11.50              12
                                                    2007         11.50          12.04              51
                                                    2008         12.04           8.00              64





                                                                          FFA-91

---------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                              BEGINNING                     ACCUMULATION
                                                               OF YEAR      END OF YEAR         UNITS
                                                            ACCUMULATION   ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                                 YEAR     UNIT VALUE     UNIT VALUE     (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------

SSgA Growth & Income ETF Division (formerly
  Cyclical Growth and Income ETF Division)(o)..     2006       $ 10.54        $ 11.23               3
                                                    2007         11.23          11.74              16
                                                    2008         11.74           8.72              16

T. Rowe Price Large Cap Growth Division........     1999         11.01          13.33             115
                                                    2000         13.33          13.14             445
                                                    2001         13.14          11.72             631
                                                    2002         11.72           8.91             515
                                                    2003          8.91          11.55             637
                                                    2004         11.55          12.58             690
                                                    2005         12.58          13.28             666
                                                    2006         13.28          14.90             883
                                                    2007         14.90          16.14             844
                                                    2008         16.14           9.29             777

T. Rowe Price Mid Cap Growth Division(f).......     2001         10.00           8.44              44
                                                    2002          8.44           4.68             129
                                                    2003          4.68           6.36             267
                                                    2004          6.36           7.44             458
                                                    2005          7.44           8.47             544
                                                    2006          8.47           8.94             857
                                                    2007          8.94          10.44             939
                                                    2008         10.44           6.24             916

T. Rowe Price Small Cap Growth Division........     1999         12.08          15.31           1,055
                                                    2000         15.31          13.79           1,493
                                                    2001         13.79          12.42           1,874
                                                    2002         12.42           9.02           1,748
                                                    2003          9.02          12.59           1,849
                                                    2004         12.59          13.86           1,688
                                                    2005         13.86          15.24           1,483
                                                    2006         15.24          15.68           1,799
                                                    2007         15.68          17.07           1,624
                                                    2008         17.07          10.78           1,479





FFA-92

---------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                              BEGINNING                     ACCUMULATION
                                                               OF YEAR      END OF YEAR         UNITS
                                                            ACCUMULATION   ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                                 YEAR     UNIT VALUE     UNIT VALUE     (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------

Western Asset Management Strategic Bond
  Opportunities Division(f)....................     2001       $ 16.05        $ 16.56               4
                                                    2002         16.56          17.98              37
                                                    2003         17.98          20.06              96
                                                    2004         20.06          21.18             183
                                                    2005         21.18          21.58             178
                                                    2006         21.58          22.46             252
                                                    2007         22.46          23.14             278
                                                    2008         23.14          19.48             248

Western Asset Management U.S. Government
  Division(f)..................................     2001         14.83          15.39              58
                                                    2002         15.39          16.46             165
                                                    2003         16.46          16.58             183
                                                    2004         16.58          16.92             203
                                                    2005         16.92          17.05             196
                                                    2006         17.05          17.59             275
                                                    2007         17.59          18.18             326
                                                    2008         18.18          17.95             348

MetLife Aggressive Allocation Division(n)......     2005          9.99          11.20              11
                                                    2006         11.20          12.87             171
                                                    2007         12.87          13.20             336
                                                    2008         13.20           7.80             526

MetLife Conservative Allocation Division(n)....     2005          9.99          10.34              15
                                                    2006         10.34          10.99              75
                                                    2007         10.99          11.51             297
                                                    2008         11.51           9.79             332

MetLife Conservative to Moderate Allocation
  Division(n)..................................     2005          9.99          10.57              33
                                                    2006         10.57          11.49             223
                                                    2007         11.49          11.96             430
                                                    2008         11.96           9.31             529

MetLife Moderate Allocation Division(n)........     2005          9.99          10.79             117
                                                    2006         10.79          11.99             589
                                                    2007         11.99          12.42           1,302
                                                    2008         12.42           8.80           1,718





                                                                          FFA-93

---------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                              BEGINNING                     ACCUMULATION
                                                               OF YEAR      END OF YEAR         UNITS
                                                            ACCUMULATION   ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                                 YEAR     UNIT VALUE     UNIT VALUE     (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------

MetLife Moderate to Aggressive Allocation
  Division(n)..................................     2005       $  9.99        $ 11.02              51
                                                    2006         11.02          12.50             574
                                                    2007         12.50          12.90           1,213
                                                    2008         12.90           8.31           1,607



---------
NOTES:

a THE ASSETS OF BLACKROCK LARGE CAP DIVISION (FORMERLY BLACKROCK INVESTMENT TRUST DIVISION) OF THE METROPOLITAN FUND WERE MERGED INTO THE BLACKROCK LARGE CAP CORE DIVISION OF THE MET INVESTORS FUND ON APRIL 30, 2007. ACCUMULATION UNIT VALUES PRIOR TO APRIL 30, 2007 ARE THOSE OF THE BLACKROCK LARGE CAP DIVISION.

b THE ASSETS OF STATE STREET RESEARCH INCOME DIVISION WERE MERGED INTO THIS INVESTMENT DIVISION ON APRIL 29, 2002. ACCUMULATION UNIT VALUES PRIOR TO APRIL 29, 2002 ARE THOSE OF STATE STREET RESEARCH INCOME DIVISION.

c     INCEPTION DATE: APRIL 7, 2007.

d     INCEPTION DATE: APRIL 28, 2008.

e     INCEPTION DATE: JULY 5, 2000.

f     INCEPTION DATE: MAY 1, 2001.

g THE ASSETS OF LOOMIS SAYLES HIGH YIELD BOND DIVISION WERE MERGED INTO THIS INVESTMENT DIVISION ON APRIL 29, 2002. ACCUMULATION UNIT VALUES PRIOR TO APRIL 29, 2002 ARE THOSE OF LOOMIS SAYLES HIGH YIELD BOND DIVISION.

h     INCEPTION DATE: MAY 1, 2002.

i THE ASSETS OF JANUS GROWTH DIVISION WERE MERGED INTO JANUS AGGRESSIVE GROWTH DIVISION ON APRIL 28, 2003. ACCUMULATION UNIT VALUES PRIOR TO APRIL 28, 2003 ARE THOSE OF JANUS GROWTH DIVISION.

j     INCEPTION DATE: MAY 1, 2004.

k THE ASSETS IN MET/PUTNAM VOYAGER INVESTMENT DIVISION MERGED INTO JENNISON GROWTH DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005. THE MET/PUTNAM VOYAGER INVESTMENT DIVISION IS NO LONGER AVAILABLE.

l THE INVESTMENT DIVISION WITH THE NAME FI MID CAP OPPORTUNITIES WAS MERGED INTO THE JANUS MID CAP DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004 AND WAS RENAMED FI MID CAP OPPORTUNITIES. THE INVESTMENT DIVISION WITH THE NAME FI MID CAP OPPORTUNITIES ON APRIL 30, 2004 CEASED TO EXIST. THE ACCUMULATION UNIT VALUES HISTORY PRIOR TO MAY 1, 2004 IS THAT OF JANUS MID CAP DIVISION.

m THE ASSETS OF MFS(R) INVESTORS TRUST DIVISION WERE MERGED INTO THE LEGG MASON VALUE EQUITY DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 1, 2006. ACCUMULATION UNIT VALUES PRIOR TO MAY 1, 2006 ARE THOSE OF MFS(R) INVESTORS DIVISION.

n     INCEPTION DATE: MAY 1, 2005.

o     INCEPTION DATE: MAY 1, 2006.

* WE ARE WAIVING A PORTION OF THE SEP ACCT CHARGE FOR THE INVESTMENT DIVISION INVESTING IN THE BLACKROCK LARGE CAP CORE PORTFOLIO. PLEASE SEE THE TABLE OF EXPENSES FOR MORE INFORMATION.





FFA-94

This table shows fluctuations in the Accumulation Unit Value for Financial Freedom Deferred Annuities for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).

                      FINANCIAL FREEDOM DEFERRED ANNUITIES


---------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                              BEGINNING                     ACCUMULATION
                                                               OF YEAR      END OF YEAR         UNITS
                                                            ACCUMULATION   ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                                 YEAR     UNIT VALUE     UNIT VALUE     (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------
American Funds Balanced Allocation
  Division -- Class C(d).......................     2008       $ 10.00        $  7.03              32

American Funds Bond Division -- Class 2(o).....     2006         15.44          16.26              20
                                                    2007         16.26          16.64             181
                                                    2008         16.64          14.94             164

American Funds Global Small Capitalization
  Division -- Class 2(f).......................     2001         15.08          13.77              13
                                                    2002         13.77          11.04              46
                                                    2003         11.04          16.80             170
                                                    2004         16.80          20.11             363
                                                    2005         20.11          24.98             443
                                                    2006         24.98          30.70             743
                                                    2007         30.70          36.92             869
                                                    2008         36.92          17.00             820

American Funds Growth Allocation
  Division -- Class C(d).......................     2008          9.99           6.37              24

American Funds Growth Division -- Class 2
  A114(f)......................................     2001        145.96         124.55              13
                                                    2002        124.55          93.21              68
                                                    2003         93.21         126.32             117
                                                    2004        126.32         140.76             178
                                                    2005        140.76         162.02             168
                                                    2006        162.02         176.90             259
                                                    2007        176.90         196.86             274
                                                    2008        196.86         109.26             286





                                                                          FFA-95

---------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                              BEGINNING                     ACCUMULATION
                                                               OF YEAR      END OF YEAR         UNITS
                                                            ACCUMULATION   ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                                 YEAR     UNIT VALUE     UNIT VALUE     (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------

American Funds Growth-Income Division(f).......     2001       $ 95.64        $ 92.64              11
                                                    2002         92.64          74.93              72
                                                    2003         74.93          98.30             174
                                                    2004         98.30         107.47             302
                                                    2005        107.47         112.67             284
                                                    2006        112.67         128.59             317
                                                    2007        128.59         133.79             340
                                                    2008        133.79          82.37             337

American Funds Moderate Allocation
  Division -- Class C(d).......................     2008         10.01           7.70              23

BlackRock Aggressive Growth Division...........     1999         42.82          56.51           1,751
                                                    2000         56.51          51.71           1,852
                                                    2001         51.71          39.05           1,971
                                                    2002         39.05          27.57           1,655
                                                    2003         27.57          38.45           1,590
                                                    2004         38.45          43.03           1,507
                                                    2005         43.03          47.18           1,356
                                                    2006         47.18          49.89           1,235
                                                    2007         49.89          59.58           1,096
                                                    2008         59.58          32.03           1,008

BlackRock Bond Income Division(b)..............     1999         35.51          34.37             527
                                                    2000         34.37          37.87             475
                                                    2001         37.87          40.64             562
                                                    2002         40.64          43.61             502
                                                    2003         43.61          45.72             465
                                                    2004         45.72          47.30             430
                                                    2005         47.30          47.99             428
                                                    2006         47.99          49.64             435
                                                    2007         49.64          52.26             448
                                                    2008         52.26          49.99             394





FFA-96

---------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                              BEGINNING                     ACCUMULATION
                                                               OF YEAR      END OF YEAR         UNITS
                                                            ACCUMULATION   ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                                 YEAR     UNIT VALUE     UNIT VALUE     (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------

BlackRock Diversified Division.................     1999       $ 39.79        $ 42.84           1,326
                                                    2000         42.84          42.88           1,337
                                                    2001         42.88          39.79           1,462
                                                    2002         39.79          33.95           1,149
                                                    2003         33.95          40.54           1,085
                                                    2004         40.54          43.58           1,016
                                                    2005         43.58          44.49             919
                                                    2006         44.49          48.71             975
                                                    2007         48.71          51.10             899
                                                    2008         51.10          38.07             798

BlackRock Large Cap Core Division*(a)..........     2007         85.63          86.77             758
                                                    2008         86.77          54.05             654

BlackRock Large Cap Division (formerly
  BlackRock Investment Trust)..................     1999         76.18          89.40           1,356
                                                    2000         89.40          83.10           1,342
                                                    2001         83.10          68.31           1,374
                                                    2002         68.31          49.99           1,145
                                                    2003         49.99          64.49           1,097
                                                    2004         64.49          70.82           1,011
                                                    2005         70.82          72.67             905
                                                    2006         72.67          82.15             829
                                                    2007         82.15          86.35               0

BlackRock Large Cap Value Division -- Class
  E(h).........................................     2002         10.00           7.94               2
                                                    2003          7.94          10.66              22
                                                    2004         10.66          11.96              69
                                                    2005         11.96          12.53              88
                                                    2006         12.53          14.79             262
                                                    2007         14.79          15.13             317
                                                    2008         15.13           9.73             312

BlackRock Legacy Large Cap Growth
  Division -- Class E(j).......................     2004         10.07          11.08              12
                                                    2005         11.08          11.73               9
                                                    2006         11.73          12.08              50
                                                    2007         12.08          14.19              66
                                                    2008         14.19           8.90              89





                                                                          FFA-97

---------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                              BEGINNING                     ACCUMULATION
                                                               OF YEAR      END OF YEAR         UNITS
                                                            ACCUMULATION   ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                                 YEAR     UNIT VALUE     UNIT VALUE     (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------

BlackRock Strategic Value Division(e)..........     2000       $ 10.00        $ 12.26              69
                                                    2001         12.26          14.09             443
                                                    2002         14.09          10.98             769
                                                    2003         10.98          16.33             943
                                                    2004         16.33          18.66           1,133
                                                    2005         18.66          19.25             990
                                                    2006         19.25          22.26           1,299
                                                    2007         22.26          21.29           1,187
                                                    2008         21.29          12.99           1,045

Calvert Social Balanced Division...............     1999         23.40          26.01             508
                                                    2000         26.01          24.96             537
                                                    2001         24.96          23.01             622
                                                    2002         23.01          20.02             496
                                                    2003         20.02          23.66             497
                                                    2004         23.66          25.37             458
                                                    2005         25.37          26.56             306
                                                    2006         26.56          28.62             291
                                                    2007         28.62          29.13             265
                                                    2008         29.13          19.81             228

Calvert Social Mid Cap Growth Division.........     1999         26.46          28.04             287
                                                    2000         28.04          30.98             393
                                                    2001         30.98          26.95             501
                                                    2002         26.95          19.16             388
                                                    2003         19.16          24.99             403
                                                    2004         24.99          27.07             359
                                                    2005         27.07          26.92             466
                                                    2006         26.92          28.51             419
                                                    2007         28.51          31.11             395
                                                    2008         31.11          19.35             377

Clarion Global Real Estate Division (formerly
  Neuberger Berman Real Estate
  Division) -- Class E(j)......................     2004          9.99          12.88              70
                                                    2005         12.88          14.48             160
                                                    2006         14.48          19.74             464
                                                    2007         19.74          16.65             399
                                                    2008         16.65           9.61             415





FFA-98

---------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                              BEGINNING                     ACCUMULATION
                                                               OF YEAR      END OF YEAR         UNITS
                                                            ACCUMULATION   ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                                 YEAR     UNIT VALUE     UNIT VALUE     (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------

Davis Venture Value Division(e)................     2000       $ 30.70        $ 31.35              22
                                                    2001         31.35          27.59             100
                                                    2002         27.59          22.86             159
                                                    2003         22.86          29.64             224
                                                    2004         29.64          32.99             329
                                                    2005         32.99          36.04             326
                                                    2006         36.04          40.91             470
                                                    2007         40.91          42.38             486
                                                    2008         42.38          25.46             473

FI Large Cap Division(o).......................     2006         18.03          18.30               3
                                                    2007         18.30          18.81               5
                                                    2008         18.81          10.27              14

FI Mid Cap Opportunities Division(i)...........     1999         17.28          38.17           2,653
                                                    2000         38.17          26.00           3,856
                                                    2001         26.00          16.14           4,759
                                                    2002         16.14          11.35           4,044
                                                    2003         11.35          15.13           4,103
                                                    2004         15.13          17.57           3,924
                                                    2005         17.57          18.61           3,336
                                                    2006         18.61          20.62           3,690
                                                    2007         20.62          22.13           3,422
                                                    2008         22.13           9.80           3,029

FI Value Leaders Division -- Class E(h)........     2002         23.68          19.59               1
                                                    2003         19.59          24.59               7
                                                    2004         24.59          27.67              17
                                                    2005         27.67          30.29              41
                                                    2006         30.29          33.54              62
                                                    2007         33.54          34.57              64
                                                    2008         34.57          20.87              58





                                                                          FFA-99

---------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                              BEGINNING                     ACCUMULATION
                                                               OF YEAR      END OF YEAR         UNITS
                                                            ACCUMULATION   ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                                 YEAR     UNIT VALUE     UNIT VALUE     (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------

Fidelity Equity-Income Division................     1999       $ 33.66        $ 35.46           3,752
                                                    2000         35.46          38.08           3,447
                                                    2001         38.08          35.85           3,875
                                                    2002         35.85          29.49           3,261
                                                    2003         29.49          38.08           3,145
                                                    2004         38.08          42.07           2,736
                                                    2005         42.07          44.11           2,814
                                                    2006         44.11          52.52           2,516
                                                    2007         52.52          52.82           2,280
                                                    2008         52.82          30.00           1,908

Fidelity Growth Division.......................     1999         40.48          55.12               0
                                                    2000         55.12          48.60               0
                                                    2001         48.60          39.64           5,050
                                                    2002         39.64          27.45           4,184
                                                    2003         27.45          36.12           4,102
                                                    2004         36.12          36.99           3,694
                                                    2005         36.99          38.77           3,645
                                                    2006         38.77          41.03           3,115
                                                    2007         41.03          51.61           2,815
                                                    2008         51.61          27.01           2,438

Fidelity Investment Grade Bond Division........     1999         16.84          16.51             573
                                                    2000         16.51          18.19             615
                                                    2001         18.19          19.54             895
                                                    2002         19.54          21.36             911
                                                    2003         21.36          22.16             908
                                                    2004         22.16          22.93             803
                                                    2005         22.93          23.22             895
                                                    2006         23.22          24.00             809
                                                    2007         24.00          24.80             841
                                                    2008         24.80          23.77             730





FFA-100

---------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                              BEGINNING                     ACCUMULATION
                                                               OF YEAR      END OF YEAR         UNITS
                                                            ACCUMULATION   ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                                 YEAR     UNIT VALUE     UNIT VALUE     (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------

Fidelity Money Market Division.................     1999       $ 13.29        $ 13.85               0
                                                    2000         13.85          14.59               0
                                                    2001         14.59          15.06               0
                                                    2002         15.06          15.17             886
                                                    2003         15.17          15.17             760
                                                    2004         15.17          15.21             621
                                                    2005         15.21          15.53             399
                                                    2006         15.53          16.13             692
                                                    2007         16.13          16.81             933
                                                    2008         16.81          17.15             864

Fidelity Overseas Division.....................     1999         19.84          28.03           1,237
                                                    2000         28.03          22.46           1,427
                                                    2001         22.46          17.54           1,470
                                                    2002         17.54          13.85           1,203
                                                    2003         13.85          19.67           1,172
                                                    2004         19.67          22.14           1,164
                                                    2005         22.14          26.12           1,303
                                                    2006         26.12          30.55           1,300
                                                    2007         30.55          35.50           1,276
                                                    2008         35.50          33.46               0

Franklin Templeton Small Cap Growth
  Division(f)..................................     2001         10.00           8.82              25
                                                    2002          8.82           6.30              50
                                                    2003          6.30           9.05             108
                                                    2004          9.05           9.99             119
                                                    2005          9.99          10.36             126
                                                    2006         10.36          11.29             205
                                                    2007         11.29          11.69             186
                                                    2008         11.69           6.81             195





                                                                         FFA-101

---------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                              BEGINNING                     ACCUMULATION
                                                               OF YEAR      END OF YEAR         UNITS
                                                            ACCUMULATION   ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                                 YEAR     UNIT VALUE     UNIT VALUE     (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------

Harris Oakmark Focused Value Division(f).......     2001       $ 24.53        $ 27.50             112
                                                    2002         27.50          24.83             267
                                                    2003         24.83          32.63             352
                                                    2004         32.63          35.53             451
                                                    2005         35.53          38.71             559
                                                    2006         38.71          43.13             558
                                                    2007         43.13          39.80             484
                                                    2008         39.80          21.28             431

Harris Oakmark International Division -- Class
  E(h).........................................     2002         10.62           8.88               0
                                                    2003          8.88          11.90              25
                                                    2004         11.90          14.22             147
                                                    2005         14.22          16.10             296
                                                    2006         16.10          20.57             634
                                                    2007         20.57          20.18             664
                                                    2008         20.18          11.82             563

Janus Forty Division -- Class E(c).............     2007        167.63         206.42               3
                                                    2008        206.42         118.71              20

Jennison Growth Division.......................     2005          4.18           5.06             317
                                                    2006          5.06           5.15             416
                                                    2007          5.15           5.70             431
                                                    2008          5.70           3.59             460

Jennison Growth Division (formerly Met/Putnam
  Voyager Division)(e)(k)......................     2000          9.82           7.25              41
                                                    2001          7.25           4.97             179
                                                    2002          4.97           3.50             220
                                                    2003          3.50           4.36             299
                                                    2004          4.36           4.53             312
                                                    2005          4.53           4.14             280





FFA-102

---------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                              BEGINNING                     ACCUMULATION
                                                               OF YEAR      END OF YEAR         UNITS
                                                            ACCUMULATION   ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                                 YEAR     UNIT VALUE     UNIT VALUE     (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------

Julius Baer International Stock Division
  (formerly FI International Stock Division)...     1999       $ 16.43        $ 18.95           1,114
                                                    2000         18.95          16.88           1,096
                                                    2001         16.88          13.27           1,162
                                                    2002         13.27          10.85           1,006
                                                    2003         10.85          13.76             965
                                                    2004         13.76          16.11             904
                                                    2005         16.11          18.83           1,179
                                                    2006         18.83          21.73           1,262
                                                    2007         21.73          23.75           1,095
                                                    2008         23.75          13.14           1,021

Lazard Mid Cap Division -- Class E(h)..........     2002         11.43           9.73               2
                                                    2003          9.73          12.18              18
                                                    2004         12.18          13.81              72
                                                    2005         13.81          14.81              78
                                                    2006         14.81          16.83              98
                                                    2007         16.83          16.23             119
                                                    2008         16.23           9.93             121

Legg Mason Partners Aggressive Growth Division
  (formerly Janus Aggressive Growth
  Division)(f)(i)..............................     2001         10.03           7.79              59
                                                    2002          7.79           5.36              84
                                                    2003          5.36           6.87             157
                                                    2004          6.87           7.41             215
                                                    2005          7.41           8.36             214
                                                    2006          8.36           8.15             353
                                                    2007          8.15           8.28             331
                                                    2008          8.28           5.00             318

Legg Mason Value Equity(m).....................     2006          9.82          10.57             100
                                                    2007         10.57           9.87             108
                                                    2008          9.87           4.45             118





                                                                         FFA-103

---------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                              BEGINNING                     ACCUMULATION
                                                               OF YEAR      END OF YEAR         UNITS
                                                            ACCUMULATION   ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                                 YEAR     UNIT VALUE     UNIT VALUE     (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------

Legg Mason Value Equity (formerly MFS(R)
  Investors Trust Division)(f).................     2001       $  9.45        $  8.41               6
                                                    2002          8.41           6.65              16
                                                    2003          6.65           8.03              33
                                                    2004          8.03           8.85              71
                                                    2005          8.85           9.41              57
                                                    2006          9.41           9.87              59

Lehman Brothers(R) Aggregate Bond Index
  Division.....................................     1999         10.12           9.89             162
                                                    2000          9.89          10.91             271
                                                    2001         10.91          11.61             844
                                                    2002         11.61          12.68             809
                                                    2003         12.68          13.02             978
                                                    2004         13.02          13.42           1,171
                                                    2005         13.42          13.57           1,266
                                                    2006         13.57          14.00           1,651
                                                    2007         14.00          14.82           1,753
                                                    2008         14.82          15.56           1,497

Loomis Sayles Small Cap Division(e)............     2000         26.26          26.03              14
                                                    2001         26.03          23.51              47
                                                    2002         23.51          18.27              63
                                                    2003         18.27          24.70              91
                                                    2004         24.70          28.47             103
                                                    2005         28.47          30.16              94
                                                    2006         30.16          34.86             155
                                                    2007         34.86          38.64             179
                                                    2008         38.64          24.54             176

Lord Abbett Bond Debenture Division(g).........     1999          9.65          11.26             232
                                                    2000         11.26          11.05             241
                                                    2001         11.05          10.80             298
                                                    2002         10.80          10.83             254
                                                    2003         10.83          12.83             271
                                                    2004         12.83          13.78             341
                                                    2005         13.78          13.90             408
                                                    2006         13.90          15.05             562
                                                    2007         15.05          15.93             647
                                                    2008         15.93          12.88             617





FFA-104

---------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                              BEGINNING                     ACCUMULATION
                                                               OF YEAR      END OF YEAR         UNITS
                                                            ACCUMULATION   ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                                 YEAR     UNIT VALUE     UNIT VALUE     (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------

Met/AIM Small Cap Growth Division -- Class
  E(h).........................................     2002       $ 11.26        $  8.54               1
                                                    2003          8.54          11.76              20
                                                    2004         11.76          12.42              29
                                                    2005         12.42          13.34              29
                                                    2006         13.34          15.10              53
                                                    2007         15.10          16.63              57
                                                    2008         16.63          10.10              62

Met/Franklin Income Division(d)................     2008          9.99           8.01              10

Met/Franklin Mutual Shares Division(d).........     2008          9.99           6.62               3

Met/Franklin Templeton Founding Strategy
  Division(d)..................................     2008          9.99           7.05               3

Met/Templeton Growth Division(d)...............     2008          9.99           6.59               8

MetLife Mid Cap Stock Index Division(e)........     2000         10.00          10.63             111
                                                    2001         10.63          10.41             340
                                                    2002         10.41           8.77             522
                                                    2003          8.77          11.73             738
                                                    2004         11.73          13.48             811
                                                    2005         13.48          14.99             872
                                                    2006         14.99          16.35           1,291
                                                    2007         16.35          17.46           1,299
                                                    2008         17.46          11.04           1,269

MetLife Stock Index Division...................     1999         41.28          49.39           5,674
                                                    2000         49.39          44.36           5,783
                                                    2001         44.36          38.60           6,497
                                                    2002         38.60          29.69           5,609
                                                    2003         29.69          37.71           5,667
                                                    2004         37.71          41.29           5,517
                                                    2005         41.29          42.80           4,020
                                                    2006         42.80          48.96           4,043
                                                    2007         48.96          51.03           3,746
                                                    2008         51.03          31.80           3,367





                                                                         FFA-105

---------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                              BEGINNING                     ACCUMULATION
                                                               OF YEAR      END OF YEAR         UNITS
                                                            ACCUMULATION   ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                                 YEAR     UNIT VALUE     UNIT VALUE     (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------

MFS(R) Research International Division(f)......     2001       $ 10.00        $  8.74               8
                                                    2002          8.74           7.66              31
                                                    2003          7.66          10.04              65
                                                    2004         10.04          11.90             122
                                                    2005         11.90          13.77             158
                                                    2006         13.77          17.31             383
                                                    2007         17.31          19.48             428
                                                    2008         19.48          11.14           2,486

MFS(R) Total Return Division(j)................     2004         33.30          36.38           1,276
                                                    2005         36.38          37.16           1,466
                                                    2006         37.16          41.31           1,337
                                                    2007         41.31          42.71           1,233
                                                    2008         42.71          32.94           1,056

MFS(R) Value Division (formerly Harris Oakmark
  Large Cap Value Division)....................     1999          9.71           8.96              74
                                                    2000          8.96           9.98             126
                                                    2001          9.98          11.70             661
                                                    2002         11.70           9.95             748
                                                    2003          9.95          12.37             940
                                                    2004         12.37          13.65           1,269
                                                    2005         13.65          13.33           1,123
                                                    2006         13.33          15.60           1,335
                                                    2007         15.60          14.87           1,284
                                                    2008         14.87           9.80           1,059

Morgan Stanley EAFE(R) Index Division..........     1999         10.79          13.35             141
                                                    2000         13.35          11.31             301
                                                    2001         11.31           8.77             639
                                                    2002          8.77           7.24             672
                                                    2003          7.24           9.87             882
                                                    2004          9.87          11.70             983
                                                    2005         11.70          13.13           1,045
                                                    2006         13.13          16.35           1,481
                                                    2007         16.35          17.95           1,506
                                                    2008         17.95          10.30           1,490





FFA-106

---------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                              BEGINNING                     ACCUMULATION
                                                               OF YEAR      END OF YEAR         UNITS
                                                            ACCUMULATION   ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                                 YEAR     UNIT VALUE     UNIT VALUE     (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------

Neuberger Berman Mid Cap Value Division........     1999       $ 10.72        $ 12.50              78
                                                    2000         12.50          15.88             329
                                                    2001         15.88          15.33             500
                                                    2002         15.33          13.73             532
                                                    2003         13.73          18.57             634
                                                    2004         18.57          22.60             878
                                                    2005         22.60          25.14             942
                                                    2006         25.14          27.76           1,116
                                                    2007         27.76          28.44           1,072
                                                    2008         28.44          14.83             963

Oppenheimer Capital Appreciation
  Division -- Class E(n).......................     2005         10.02          10.93               3
                                                    2006         10.93          11.66              31
                                                    2007         11.66          13.22              48
                                                    2008         13.22           7.08              59

Oppenheimer Global Equity Division.............     1999         12.49          15.49             602
                                                    2000         15.49          15.09             757
                                                    2001         15.09          12.55             967
                                                    2002         12.55          10.44             805
                                                    2003         10.44          13.49             849
                                                    2004         13.49          15.55             829
                                                    2005         15.55          17.91           1,404
                                                    2006         17.91          20.68           1,700
                                                    2007         20.68          21.82           1,597
                                                    2008         21.82          12.89           1,449

PIMCO Inflation Protected Bond Division(o).....     2006         11.17          11.32              11
                                                    2007         11.32          12.43              42
                                                    2008         12.43          11.49             328





                                                                         FFA-107

---------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                              BEGINNING                     ACCUMULATION
                                                               OF YEAR      END OF YEAR         UNITS
                                                            ACCUMULATION   ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                                 YEAR     UNIT VALUE     UNIT VALUE     (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------

PIMCO Total Return Division(f).................     2001       $ 10.00        $ 10.56              78
                                                    2002         10.56          11.47             342
                                                    2003         11.47          11.87             667
                                                    2004         11.87          12.38             932
                                                    2005         12.38          12.56             978
                                                    2006         12.56          13.04           1,318
                                                    2007         13.04          13.93           1,307
                                                    2008         13.93          13.89           1,436

RCM Technology Division(f).....................     2001         10.00           7.45              21
                                                    2002          7.45           3.65              45
                                                    2003          3.65           5.70             330
                                                    2004          5.70           5.41             214
                                                    2005          5.41           5.97             188
                                                    2006          5.97           6.23             274
                                                    2007          6.23           8.13             474
                                                    2008          8.13           4.49             358

Russell 2000(R) Index Division.................     1999         10.53          12.80             197
                                                    2000         12.80          12.20             418
                                                    2001         12.20          12.19             700
                                                    2002         12.19           9.60             724
                                                    2003          9.60          13.90             915
                                                    2004         13.90          16.21           1,177
                                                    2005         16.21          16.78             955
                                                    2006         16.78          19.61           1,305
                                                    2007         19.61          19.13           1,234
                                                    2008         19.13          12.60           1,191

SSgA Growth ETF Division (formerly Cyclical
  Growth ETF Division)(o)......................     2006         10.74          11.50              12
                                                    2007         11.50          12.04              51
                                                    2008         12.04           8.00              64

SSgA Growth and Income ETF Division (formerly
  Cyclical Growth and Income ETF Division)(o)..     2006         10.54          11.23               3
                                                    2007         11.23          11.74              16
                                                    2008         11.74           8.72              16





FFA-108

---------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                              BEGINNING                     ACCUMULATION
                                                               OF YEAR      END OF YEAR         UNITS
                                                            ACCUMULATION   ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                                 YEAR     UNIT VALUE     UNIT VALUE     (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------

T. Rowe Price Large Cap Growth Division........     1999       $ 11.01        $ 13.33             115
                                                    2000         13.33          13.14             445
                                                    2001         13.14          11.72             631
                                                    2002         11.72           8.91             515
                                                    2003          8.91          11.55             637
                                                    2004         11.55          12.58             690
                                                    2005         12.58          13.28             666
                                                    2006         13.28          14.90             883
                                                    2007         14.90          16.14             844
                                                    2008         16.14           9.29             777

T. Rowe Price Mid Cap Growth Division(f).......     2001         10.00           8.44              44
                                                    2002          8.44           4.68             129
                                                    2003          4.68           6.36             267
                                                    2004          6.36           7.44             458
                                                    2005          7.44           8.47             544
                                                    2006          8.47           8.94             857
                                                    2007          8.94          10.44             939
                                                    2008         10.44           6.24             916

T. Rowe Price Small Cap Growth Division........     1999         12.08          15.31           1,055
                                                    2000         15.31          13.79           1,493
                                                    2001         13.79          12.42           1,874
                                                    2002         12.42           9.02           1,748
                                                    2003          9.02          12.59           1,849
                                                    2004         12.59          13.86           1,688
                                                    2005         13.86          15.24           1,483
                                                    2006         15.24          15.68           1,799
                                                    2007         15.68          17.07           1,624
                                                    2008         17.07          10.78           1,479





                                                                         FFA-109

---------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                              BEGINNING                     ACCUMULATION
                                                               OF YEAR      END OF YEAR         UNITS
                                                            ACCUMULATION   ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                                 YEAR     UNIT VALUE     UNIT VALUE     (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------

Western Asset Management Strategic Bond
  Opportunities Division(f)....................     2001       $ 16.05        $ 16.56               4
                                                    2002         16.56          17.98              37
                                                    2003         17.98          20.06              96
                                                    2004         20.06          21.18             183
                                                    2005         21.18          21.58             178
                                                    2006         21.58          22.46             252
                                                    2007         22.46          23.14             278
                                                    2008         23.14          19.48             248

Western Asset Management U.S. Government
  Division(f)..................................     2001         14.83          15.39              58
                                                    2002         15.39          16.46             165
                                                    2003         16.46          16.58             183
                                                    2004         16.58          16.92             203
                                                    2005         16.92          17.05             196
                                                    2006         17.05          17.59             275
                                                    2007         17.59          18.18             326
                                                    2008         18.18          17.95             348

MetLife Aggressive Allocation Division(n)......     2005          9.99          11.20              11
                                                    2006         11.20          12.87             171
                                                    2007         12.87          13.20             336
                                                    2008         13.20           7.80             526

MetLife Conservative Allocation Division(n)....     2005          9.99          10.34              15
                                                    2006         10.34          10.99              75
                                                    2007         10.99          11.51             297
                                                    2008         11.51           9.79             332

MetLife Conservative to Moderate Allocation
  Division(n)..................................     2005          9.99          10.57              33
                                                    2006         10.57          11.49             223
                                                    2007         11.49          11.96             430
                                                    2008         11.96           9.31             529

MetLife Moderate Allocation Division(n)........     2005          9.99          10.79             117
                                                    2006         10.79          11.99             589
                                                    2007         11.99          12.42           1,302
                                                    2008         12.42           8.80           1,718





FFA-110

---------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                              BEGINNING                     ACCUMULATION
                                                               OF YEAR      END OF YEAR         UNITS
                                                            ACCUMULATION   ACCUMULATION      END OF YEAR
INVESTMENT DIVISION                                 YEAR     UNIT VALUE     UNIT VALUE     (IN THOUSANDS)
---------------------------------------------------------------------------------------------------------

MetLife Moderate to Aggressive Allocation
  Division(n)..................................     2005       $  9.99        $ 11.02              51
                                                    2006         11.02          12.50             574
                                                    2007         12.50          12.90           1,213
                                                    2008         12.90           8.31           1,607



---------
NOTES:

a THE ASSETS OF BLACKROCK LARGE CAP DIVISION (FORMERLY BLACKROCK INVESTMENT TRUST DIVISION) OF THE METROPOLITAN FUND WERE MERGED INTO THE BLACKROCK LARGE CAP CORE DIVISION OF THE MET INVESTORS FUND ON APRIL 30, 2007. ACCUMULATION UNIT VALUES PRIOR TO APRIL 30, 2007 ARE THOSE OF THE BLACKROCK LARGE CAP DIVISION.

b THE ASSETS OF STATE STREET RESEARCH INCOME DIVISION WERE MERGED INTO THIS INVESTMENT DIVISION ON APRIL 29, 2002. ACCUMULATION UNIT VALUES PRIOR TO APRIL 29, 2002 ARE THOSE OF STATE STREET RESEARCH INCOME DIVISION.

c     INCEPTION DATE: APRIL 7, 2007.

d     INCEPTION DATE: APRIL 28, 2008.

e     INCEPTION DATE: JULY 5, 2000.

f     INCEPTION DATE: MAY 1, 2001.

g THE ASSETS OF LOOMIS SAYLES HIGH YIELD BOND DIVISION WERE MERGED INTO THIS INVESTMENT DIVISION ON APRIL 29, 2002. ACCUMULATION UNIT VALUES PRIOR TO APRIL 29, 2002 ARE THOSE OF LOOMIS SAYLES HIGH YIELD BOND DIVISION.

h     INCEPTION DATE: MAY 1, 2002.

i THE ASSETS OF JANUS GROWTH DIVISION WERE MERGED INTO JANUS AGGRESSIVE GROWTH DIVISION ON APRIL 28, 2003. ACCUMULATION UNIT VALUES PRIOR TO APRIL 28, 2003 ARE THOSE OF JANUS GROWTH DIVISION.

j     INCEPTION DATE: MAY 1, 2004.

k THE ASSETS IN MET/PUTNAM VOYAGER INVESTMENT DIVISION MERGED INTO JENNISON GROWTH DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 2, 2005. THE MET/PUTNAM VOYAGER INVESTMENT DIVISION IS NO LONGER AVAILABLE.

l THE INVESTMENT DIVISION WITH THE NAME FI MID CAP OPPORTUNITIES WAS MERGED INTO THE JANUS MID CAP DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 3, 2004 AND WAS RENAMED FI MID CAP OPPORTUNITIES. THE INVESTMENT DIVISION WITH THE NAME FI MID CAP OPPORTUNITIES ON APRIL 30, 2004 CEASED TO EXIST. THE ACCUMULATION UNIT VALUES HISTORY PRIOR TO MAY 1, 2004 IS THAT OF JANUS MID CAP DIVISION.

m THE ASSETS OF MFS(R) INVESTORS TRUST DIVISION WERE MERGED INTO THE LEGG MASON VALUE EQUITY DIVISION PRIOR TO THE OPENING OF BUSINESS ON MAY 1, 2006. ACCUMULATION UNIT VALUES PRIOR TO MAY 1, 2006 ARE THOSE OF MFS(R) INVESTORS DIVISION.

n     INCEPTION DATE: MAY 1, 2005.

o     INCEPTION DATE: MAY 1, 2006.

* WE ARE WAIVING A PORTION OF THE SEP ACCT CHARGE FOR THE INVESTMENT DIVISION INVESTING IN THE BLACKROCK LARGE CAP CORE PORTFOLIO. PLEASE SEE THE TABLE OF EXPENSES FOR MORE INFORMATION.





                                                                         FFA-111

APPENDIX C

WHAT YOU NEED TO KNOW IF YOU ARE A TEXAS OPTIONAL RETIREMENT PROGRAM PARTICIPANT

If you are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if you die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal you ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from you that you are not transferring employment to another Texas institution of higher education. If you retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.





FFA-112

APPENDIX D

PORTFOLIO LEGAL AND MARKETING NAMES

SERIES FUND/TRUST                             LEGAL NAME OF PORTFOLIO SERIES                 MARKETING NAME
-----------------                           ----------------------------------     ----------------------------------
American Funds Insurance Series(R)                       Bond Fund                      American Funds Bond Fund
American Funds Insurance Series(R)           Global Small Capitalization Fund          American Funds Global Small
                                                                                           Capitalization Fund
American Funds Insurance Series(R)                  Growth-Income Fund              American Funds Growth-Income Fund
American Funds Insurance Series(R)                      Growth Fund                    American Funds Growth Fund
Calvert Variable Series, Inc.                    Social Balanced Portfolio          Calvert Social Balanced Portfolio
Calvert Variable Series, Inc.                 Social Mid Cap Growth Portfolio         Calvert Social Mid Cap Growth
                                                                                                Portfolio
Metropolitan Series Fund, Inc.              FI Mid Cap Opportunities Portfolio     FI Mid Cap Opportunities Portfolio
                                                                                               (Fidelity)
Metropolitan Series Fund, Inc.                  FI Value Leaders Portfolio             FI Value Leaders Portfolio
                                                                                               (Fidelity)
Fidelity(R) Variable Insurance Products       Investment Grade Bond Portfolio      Fidelity VIP Investment Grade Bond
                                                                                                Portfolio
Fidelity(R) Variable Insurance Products           Equity-Income Portfolio              Fidelity VIP Equity-Income
                                                                                                Portfolio
Fidelity(R) Variable Insurance Products              Growth Portfolio                 Fidelity VIP Growth Portfolio
Fidelity(R) Variable Insurance Products           Money Market Portfolio                Fidelity VIP Money Market
                                                                                                Portfolio







                                                                         FFA-113

APPENDIX E

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                                               PAGE

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM................................     2

SERVICES.....................................................................     2

PRINCIPAL UNDERWRITER........................................................     2

DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT............................     2

EXPERIENCE FACTOR............................................................     2

VARIABLE INCOME PAYMENTS.....................................................     2

CALCULATION THE ANNUITY UNIT VALUE...........................................     3

ADVERTISEMENT OF THE SEPARATE ACCOUNT........................................     6

VOTING RIGHTS................................................................     7

ERISA........................................................................     8

TAXES........................................................................     9

WITHDRAWALS..................................................................    13

FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT.................................     1

FINANCIAL STATEMENTS OF METLIFE..............................................   F-1







FFA-114

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

[ ] Metropolitan Life Separate Account E

[ ] Metropolitan Series Fund, Inc.

[ ] Met Investors Series Trust

[ ] Calvert Social Balanced Portfolio and Calvert Social Mid Cap Growth
    Portfolio

[ ] Fidelity(R) Variable Insurance Products Funds

[ ] American Funds Insurance Series

[ ] I have changed my address. My current address is:



----------------------------------------
            (Contract Number)                 Name ---------------------------------

                                            Address --------------------------------

----------------------------------------             -------------------------------
               (Signature)                                                       zip



Metropolitan Life Insurance Company
1600 Division Road
West Warwick, RI 02893